SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Confidential, for Use of the
                                               Commission Only (as permitted by
|X|  Definitive Proxy Statement                Rule 14a-6(e)(2))
|_|  Definitive Additional Materials
|_|  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                           ASR INVESTMENTS CORPORATION
                (Name of Registrant as Specified In Its Charter)
               ---------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
|_|         No fee required.

|X|         Fee computed on table below per Exchange Act Rules  14a-6(i)(4)  and
            0-11.
            1)   Title of each class of securities to which transaction applies:
                Common Stock, par value $.01 per share
            --------------------------------------------------------------------
            2)   Aggregate number of securities to which transaction applies:
                1,980,000
            --------------------------------------------------------------------
            3)   Per  unit  price  or  other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                $4,903,000 (1)
            --------------------------------------------------------------------
            4)   Proposed maximum aggregate value of transaction:
                $4,903,000 (1)
            --------------------------------------------------------------------
            5)   Total fee paid:
                $980.60
            --------------------------------------------------------------------
            (1)  Estimated solely for the purpose of computing the amount of the filing fee pursuant to Rule 0-11 under the Securities Exchange Act of 1934, as amended. The fee was computed based upon the book value of the assets to be acquired by the registrant in the transactions contemplated in the proxy statement.
|X|         Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount Previously Paid:

            --------------------------------------------------------------------
            2)    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
            3)    Filing Party:

            --------------------------------------------------------------------
            4)    Date Filed:

            --------------------------------------------------------------------

                         ASR INVESTMENTS CORPORATION
                         335 NORTH WILMOT, SUITE 250
                            TUCSON, ARIZONA 85711
                                MARCH 27, 1997


Dear Stockholder:


   You are cordially invited to attend a special meeting of the stockholders (the "Special Meeting") of ASR Investments Corporation, a Maryland corporation (the "Company"), to be held on April 23, 1997 at 9:00 a.m., local time, at the Viscount Suite Hotel, 4855 E. Broadway Boulevard, Tucson, Arizona.

   As described in the accompanying Proxy Statement, the Company has entered into a Master Combination and Contribution Agreement (the "Combination Agreement") contemplating various transactions (the "Transactions") pursuant to which the Company, directly or through either a limited partnership in which the Company is the general partner or through a subsidiary of the Company, will acquire (i) up to 13 apartment communities and one office building owned by 14 separate partnerships (the "Winton Partnerships") in which Don W. Winton is the general partner, (ii) Winton & Associates, Inc., the property manager of the properties owned by the Winton Partnerships (the "Associates Merger"), and (iii) Pima Mortgage Limited Partnership and Pima Realty Advisors, Inc., which serve as the manager and property manager, respectively, of the Company's day-to-day operations and apartment properties (the "Pima Mergers"). The Pima Mergers include a proposed amendment to the Company's Bylaws to exclude the Pima Mergers from the Bylaw provision requiring an appraisal of property being purchased from an affiliated or related party. The transactions involve (a) an exchange of shares of the Company's Common Stock for partnership interests in the Winton Partnerships (the "Exchange Offer"), (b) the subsequent acquisition of substantially all of the assets and properties of the Winton Partnerships in exchange for cash and limited partnership units that will be convertible into shares of the Company's Common Stock on a one-for-one basis commencing approximately 12 months after the acquisitions (the "Asset Transfer"), and (c) the acquisition of Winton & Associates, Inc., Pima Mortgage Limited Partnership, and Pima Realty Advisors, Inc., in exchange for 70,284, 235,440, and 26,560 shares of the Company's Common Stock, respectively. Upon completion of the Transactions, the officers of Winton & Associates, Inc., Pima Realty Advisors, Inc., and the owners of the partners of Pima Mortgage Limited Partnership, including the Company's principal executive officers and Mr. Winton, will enter into employment agreements with the Company.

   As described in the attached Proxy Statement, including Note M to the Unaudited Pro Forma Combined Financial Statements, the consummation of the Transactions will expand the Company's apartment portfolio from 3,039 units in 19 apartment communities to 5,299 units in 32 apartment communities and also is expected to increase the percentage of the Company's revenue and income derived from apartment communities, increase the Company's real estate operating income, and increase the Company's equity on a financial statement basis. If the Transactions had taken place on January 1, 1996, the Transactions would have resulted in (a) an increase in real estate operating income from $3.8 million to $7.0 million for the nine months ended September 30, 1996 on a pro forma basis and (b) an increase in Stockholders' Equity from $40.5 million to $74.4 million at September 30, 1996 on a pro forma basis. While the Transactions would have had the effect of decreasing net income per share from $2.46 to $1.59 for the nine months ended September 30, 1996 on a pro forma basis, they would have increased funds from operations, as modified, from $.76 to $1.07 per share.

   At the Special Meeting, you will be asked to approve a proposal (the "Combination Proposal") providing for the issuance of up to 1,980,000 shares of the Company's Common Stock in connection with the Transactions. In addition, you will be asked to approve an amendment to and a restatement of the Company's First Amended and Restated Articles of Incorporation (the "Articles of Incorporation") to include additional provisions designed to further protect the Company's status as a real estate investment trust.

   You will have the opportunity to vote either (a) on the entire Combination Proposal or (b) separately on the components of the Combination Proposal relating to the Exchange Offer, the Asset Transfer, and the Associates Merger (the "Winton Components") and on the components of the Combination Proposal relating to the Pima Mergers and the Bylaw amendment (the "Pima Components"). The Winton Components will not be consummated unless either the entire
Combination Proposal is approved or both the Winton Components and the Pima Components are approved, but the Pima Components will be consummated if either the entire Combination Proposal is approved or the Pima Components are approved.

   The Board of Directors of the Company has approved the terms and conditions of the Transactions, and a Special Committee of the Board of Directors of the Company has approved the terms and conditions of the Pima Mergers following the receipt of a fairness opinion from Oppenheimer & Company, Inc. to the effect that, as of the date of such opinion and based on the asssumptions and subject to the qualifications and limitations set forth therein, the consideration to be paid by the Company in the Pima Mergers is fair to the Company from a financial point of view.

   AT A MEETING OF THE COMPANY'S BOARD OF DIRECTORS HELD TO CONSIDER THE COMBINATION PROPOSAL AND THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION, THE DIRECTORS OF THE COMPANY CAREFULLY CONSIDERED AND APPROVED THE TERMS OF THE COMBINATION PROPOSAL AND THE RELATED ISSUANCE OF SHARES OF COMMON STOCK AND THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION AS BEING IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. AT A MEETING OF THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS HELD TO CONSIDER THE PIMA MERGERS, THE SPECIAL COMMITTEE CAREFULLY CONSIDERED AND APPROVED THE TERMS OF THE PIMA MERGERS AND RELATED ISSUANCE OF SHARES OF COMMON STOCK AS BEING IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR THE APPROVAL OF THE
COMBINATION PROPOSAL PROVIDING FOR THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK IN CONNECTION WITH THE TRANSACTIONS AND VOTE FOR THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION. THE ENCLOSED PROXY STATEMENT SETS FORTH DETAILED INFORMATION, INCLUDING FINANCIAL DATA, RELATING TO THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING.

   It is important that your shares be represented at the Special Meeting, whether or not you plan to attend. Accordingly, you are requested to sign, date, and mail the enclosed proxy as promptly as possible. You may revoke your proxy if you decide to attend the Special Meeting and vote in person. Should you require assistance in completing your proxy or if you have any questions about the voting procedure or the accompanying Proxy Statement, please feel free to contact the Company at 335 North Wilmot, Suite 250, Tucson, Arizona 85711 (telephone 520-748-2111).

                                Very truly yours,

                                /s/ Jon A. Grove
                                Jon A. Grove
                                Chairman of the Board, President,
                                and Chief Executive Officer

                           ASR INVESTMENTS CORPORATION
                           335 NORTH WILMOT, SUITE 250
                              TUCSON, ARIZONA 85711
                                 (520) 748-2111

                   -------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 23, 1997

                   -------------------------------------------

   A Special Meeting of Stockholders (together with any adjournment or adjournments thereof (the "Special Meeting")) of ASR Investments Corporation, a Maryland corporation (the "Company"), will be held on April 23, 1997 at 9:00 a.m., local time, at the Viscount Suite Hotel, 4855 E. Broadway Boulevard, Tucson, Arizona for the following purposes, as more fully described in the accompanying Proxy Statement:

         1. To consider a vote upon a proposal (the "Combination Proposal") to issue up to 1,980,000 shares of the Company's Common Stock (including shares issuable upon the conversion of limited partnership interests ("LP Units") in Heritage Communities L.P. ("Heritage LP"), a Delaware limited partnership in which the Company and a wholly owned subsidiary are the general partners) in connection with transactions (the "Transactions") contemplated by a Master Combination and Contribution Agreement providing for the Company directly or indirectly through either Heritage LP or a subsidiary of the Company to (i) exchange shares of its Common Stock for partnership interests in up to 14 separate limited partnerships (the "Winton Partnerships") in which Don W. Winton is the general partner (the "Exchange Offer"); (ii) acquire substantially all of the assets and properties of the Winton Partnerships through a capital contribution of such assets and properties by the Winton Partnerships to Heritage LP in exchange for cash and LP Units in Heritage LP, which will be convertible into shares of the Company's Common Stock on a one-for-one basis commencing approximately 12 months after the acquisition (the "Asset Transfer"); (iii) acquire Winton & Associates, Inc., the property manager of the properties owned by the Winton Partnerships, in exchange for shares of the Company's Common Stock in a merger transaction (the "Associates Merger"); and (iv) acquire Pima Mortgage Limited Partnership and Pima Realty Advisors, Inc., which serve as the manager and property manager, respectively, of the Company's day-to-day operations and apartment properties, in exchange for shares of the Company's Common Stock in a merger transaction (the "Pima Mergers") and amend the Company's Bylaws to exclude the Pima Mergers from the Bylaw provision requiring an appraisal of property being purchased from an affiliated or related party. Stockholders will have the opportunity to vote either (a) on the entire Combination Proposal or (b) separately on the components of the Combination Proposal relating to the Exchange Offer, the Asset Transfer, and the Associates Merger (the "Winton Components") and on the components of the Combination Proposal relating to the Pima Mergers and the Bylaw amendment (the "Pima Components"). The Winton Components will not be consummated unless either the entire Combination Proposal is approved or both the Winton Components and the Pima Components are approved, but the Pima Components will be consummated if either the entire Combination Proposal is approved or the Pima Components are approved.

         2. To consider and vote upon a proposal to amend and restate the Company's Amended and Restated Articles of Incorporation to include additional provisions designed to further protect the Company's status as a real estate investment trust.

         3. To transact such other business as may properly come before the Special Meeting.

   Only stockholders of record at the close of business on February 14, 1997 are entitled to notice of and to vote at the Special Meeting.

   ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. TO ASSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, YOU ARE URGED TO MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POST-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF SUCH STOCKHOLDER PREVIOUSLY HAS RETURNED A PROXY.

TUCSON, ARIZONA
March 27, 1997                         Sincerely,

                                       /s/ Joseph C. Chan
                                       Joseph C. Chan
                                       Secretary

                           ASR INVESTMENTS CORPORATION
                           335 NORTH WILMOT, SUITE 250
                              TUCSON, ARIZONA 85711
                                 (520) 748-2111

                   -------------------------------------------

                               PROXY STATEMENT FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 23, 1997

                   -------------------------------------------

   This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of ASR Investments Corporation, a Maryland corporation (the "Company"). The proxies will be used at a Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on Wednesday, April 23, 1997, at 9:00 a.m. local time, at the Viscount Suite Hotel, 4855 E. Broadway Boulevard, Tucson, Arizona, and at any adjournment thereof.

   At the Special Meeting, holders of Common Stock of the Company, par value $.01 per share ("Common Stock"), will be asked to consider a vote upon a proposal (the "Combination Proposal") to issue up to 1,980,000 shares of the Company's Common Stock (including shares issuable upon the conversion of limited partnership interests ("LP Units") in Heritage Communities L.P. ("Heritage LP"), a Delaware limited partnership in which the Company and a wholly owned subsidiary are the general partners) in connection with transactions (the "Transactions") contemplated by a Master Combination and Contribution Agreement providing for the Company directly or indirectly through either Heritage LP or a subsidiary of the Company to (i) exchange shares of the Company's Common Stock for partnership interests in up to 14 separate limited partnerships (the "Winton Partnerships") in which Don W. Winton is the general partner (the "Exchange Offer"); (ii) acquire substantially all of the assets and properties of the Winton Partnerships through a capital contribution of such assets and properties by the Winton Partnerships to Heritage LP in exchange for cash and LP Units in Heritage LP, which will be convertible into shares of the Company's Common Stock on a one-for-one basis commencing approximately 12 months after the acquisition (the "Asset Transfer"); (iii) acquire Winton & Associates, Inc., the property manager of the properties owned by the Winton Partnerships, in exchange for shares of the Company's Common Stock in a merger transaction (the "Associates Merger"); and (iv) acquire Pima Mortgage Limited Partnership and Pima Realty Advisors, Inc., which are affiliates of officers of the Company and which serve as the manager and property manager, respectively, of the Company's day-to-day operations and apartment properties, in exchange for shares of the Company's
Common Stock in a merger transaction (the "Pima Mergers") and amend the Company's Bylaws to exclude the Pima Mergers from the Bylaw provision requiring an appraisal of property being purchased from an affiliated or related party.
Stockholders will have the opportunity to vote either (a) on the entire Combination Proposal or (b) separately on the components of the Combination Proposal relating to the Exchange Offer, the Asset Transfer, and the Associates Merger (the "Winton Components") and on the components of the Combination Proposal relating to the Pima Mergers and the Bylaw amendment (the "Pima Components"). The Winton Components will not be consummated unless either the entire Combination Proposal is approved or both the Winton Components and the Pima Components are approved, but the Pima Components will be consummated if either the entire Combination Proposal is approved or the Pima Components are approved.

   The stockholders also will be asked to approve an amendment and restatement of the Company's Articles of Incorporation to include additional provisions designed to further protect the Company's status as a real estate investment trust.

   This Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders of the Company on or about March 27, 1997.

IN DETERMINING WHETHER TO APPROVE THE COMBINATION PROPOSAL AND THE AMENDMENT TO AND RESTATEMENT OF THE COMPANY'S ARTICLES OF INCORPORATION AS DESCRIBED HEREIN, STOCKHOLDERS SHOULD CAREFULLY CONSIDER ALL OF THE INFORMATION INCLUDED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.

               The date of this Proxy Statement is March 27, 1997.

                              TABLE OF CONTENTS
                              -----------------
                                                                            Page
                                                                            ----
AVAILABLE INFORMATION .....................................................   ii
SUMMARY OF PROXY STATEMENT ................................................    1
RISK FACTORS ..............................................................   24
THE SPECIAL MEETING .......................................................   33
  Special Meeting .........................................................   33
  Matters to be Considered at the
    Special Meeting .......................................................   33
  Voting Securities .......................................................   33
  Quorum and Voting Requirements ..........................................   33
  Reasons for Solicitating
    Stockholder Approval ..................................................   34
  Proxies; Right to Revoke Proxies ........................................   34
  Solicitation ............................................................   34
  Other Matters ...........................................................   34
THE TRANSACTIONS ..........................................................   35
  General .................................................................   35
  Vote Required ...........................................................   35
  Background ..............................................................   36
  Reasons For The Transactions;
    Recommendations .......................................................   37
  Employment Agreements ...................................................   39
  Indemnification Of Don W. Winton ........................................   40
  Approving Winton Partnerships ...........................................   40
  Conditions To The Transactions;
     Termination ..........................................................   40
  Exemption From Registration Of
     Common Stock .........................................................   41
  No Solicitation Of Other Transactions ...................................   41
  Closing .................................................................   42
  The Exchange Offer ......................................................   42
     Offer To Purchase ....................................................   42
     Election To Tender; Purchase Price ...................................   42
     Consent To Admission of the
         Company As A Winton Partner ......................................   43
     Representations And Warranties .......................................   43
     Federal Income Tax Consequences ......................................   43
     Exchange Offer Registration
         Agreement And Listing Of
         Common Stock .....................................................   44
  The Asset Transfer ......................................................   44
     Effect Of Asset Transfer .............................................   44
     Capital Contributions To Heritage Lp .................................   45
     Mortgage Debt ........................................................   45
     Prorations ...........................................................   45
     Issuance Of Lp Units And Cash ........................................   46
     Representations And Warranties .......................................   46
     Conduct Of Operations
          Prior To Closing ................................................   46
     Plan Of Dissolution And Liquidation ..................................   47
     Federal Income Tax Consequences ......................................   47
     Asset Transfer Registration
          Agreement And  Listing Of
          Common Stock ....................................................   48
  The Associates Merger ...................................................   49
     General ..............................................................   49
     Effect Of The Associates Merger ......................................   49
     Representations And Warranties .......................................   49
     Conduct Prior To The Pima Mortgage ...................................   50
        Associates Merger .................................................   51
     Conditions To Associates Merger ......................................   51
     Waivers, Modifications, And
        Abandonment .......................................................   52
     Federal Income Tax Consequences ......................................   52
     Dissenters' Rights ...................................................   52
     Registration And Listing Of
        Common Stock ......................................................   53
     Accounting Treatment .................................................   53

                                                                            Page
                                                                            ----
  The Pima Mergers .......................................................    53
     General .............................................................    53
     Effect Of The Pima Mergers ..........................................    53
     Representations And Warranties ......................................    54
     Conduct Prior To The Pima Mergers ...................................    54
     The Company .........................................................    55
     Conditions To The Pima Mergers ......................................    55
     Waivers, Modifications, And Abandonment .............................    56
     Interests Of Certain Persons ........................................    57
     Special Committee Of The Company's Board Of
         Directors .......................................................    57
     Opinion Of Financial Advisor To The
         Special  Committee ..............................................    58
     Amendment To Bylaws .................................................    61
     Federal Income Tax Consequences .....................................    62
     Dissenters' Rights ..................................................    62
     Registration And Listing Of Common Stock ............................    62
     Accounting Treatment ................................................    62
INFORMATION REGARDING THE COMPANY ........................................    63
   Introduction ..........................................................    63
   Selected Consolidated Financial Data ..................................    63
   Management's Discussion And Analysis Of
     Financial Condition
     And Results Of Operations ...........................................    65
   Operating Policies And Strategies .....................................    71
   Federal Income Tax Considerations .....................................    76
   Capital Resources .....................................................    80
   Operating Restrictions ................................................    81
   Competition ...........................................................    81
   Employees .............................................................    81
   Properties ............................................................    81
   Legal Proceedings .....................................................    81
   Management ............................................................    81
   Summary Compensation Table ............................................    85
   Option/sar Grants In Last Fiscal Year .................................    86
   Aggregated Option/sar Exercises In ....................................    86
      Last Fiscal Year And Fiscal
      Year-end Option/sar Values
   Principal Stockholders ................................................    88
   Market Price And Dividend Information .................................    89
   Description Of Capital Stock ..........................................    89
   INFORMATION REGARDING  PIMA MORTGAGE ..................................    90
   INFORMATION REGARDING .................................................    93
       PIMA REALTY
   INFORMATION REGARDING THE WINTON PARTNERSHIPS 94
   INFORMATION REGARDING
   WINTON & ASSOCIATES, INC ..............................................   103
   SUMMARY OF THE HERITAGE LP PARTNERSHIP AGREEMENT ......................   103
   PROPOSED AMENDMENT TO AND RESTATEMENT OF THE
       ARTICLES OF INCORPORATION .........................................   106
   OTHER MATTERS .........................................................   106
   FINANCIAL STATEMENTS ..................................................   F-1
   APPENDICES
   Combination Agreement .................................................   A-1
   Partnership Agreement .................................................   B-1
   Associates Merger Agreement ...........................................   C-1
   Pima Realty/pima Mortgage Merger Agreement ............................   D-1
   Form Of Employment Agreement ..........................................   E-1
   Exchange Offer Registration Agreement .................................   F-1
   Asset Transfer Registration Agreement .................................   G-1
   Oppenheimer Fairness Opinion ..........................................   H-1
   Amendment To The Bylaws ...............................................   I-1
   Proposed Amended And Restated Articles Of
    Incorporation ........................................................   J-1

                            AVAILABLE INFORMATION

   The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information may be inspected and copied at public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington D.C. 20549, and at the Commission's Regional Offices at 13th Floor, 7 World Trade Center, New York, New York 10048, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and copies may be obtained at the prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C. The Commission also maintains a Web site that contains reports, proxy, and information statements, and other materials that are filed through the Commission's Electronic Data Gathering, Analysis, and Retrieval system. This Web site can be accessed at http://www.sec.gov. In addition, the Company's Common Stock is currently listed on the American Stock Exchange and such materials may be inspected at the offices of the American Stock Exchange, 86 Trinity Place, New York, New York 10006.

   The Winton Partnerships, Winton & Associates, Pima Realty, Pima Mortgage, JG Mortgage, FP Mortgage, and JC Mortgage are not subject to the informational requirements of the Exchange Act.

   This Proxy Statement incorporates by reference documents relating to the Company that are not presented herein or delivered herewith. Documents relating to the Company (other than exhibits to such documents unless such exhibits are specifically incorporated by reference) are available without charge upon request by any person, including any beneficial owner, to whom this Proxy Statement is delivered, from ASR Investments Corporation, Attention: Corporate Secretary, 335 North Wilmot, Suite 250, Tucson, Arizona 85711 (the principal executive offices of the Company), telephone (520) 748-2111. In order to ensure timely delivery of the documents, requests should be received by April 10, 1997.

   All information contained in this Proxy Statement relating to the Company has been supplied by the Company. All information in this Proxy Statement relating to the Winton Partnerships has been supplied by the Winton Partnerships. All information contained in this Proxy Statement relating to Winton & Associates has been supplied by Winton & Associates. All information contained in this Proxy Statement relating to Pima Realty has been supplied by Pima Realty. All information contained in this Proxy Statement relating to Pima Mortgage has been supplied by Pima Mortgage. All information in this Proxy Statement relating to each of JG Mortgage, FP Mortgage, and JC Mortgage has been supplied by JG Mortgage, FP Mortgage, and JC Mortgage, respectively.
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                           SUMMARY OF PROXY STATEMENT

   The following is a summary of certain information contained in this Proxy Statement. Stockholders are urged to read this Proxy Statement and the Appendices in their entirety.

                                  INTRODUCTION

   This Proxy Statement relates to transactions (the "Transactions") in which ASR Investments Corporation, a Maryland corporation (the "Company" or "ASR"), or a limited partnership in which the Company and a wholly owned subsidiary are the general partners or a subsidiary of the Company, will acquire substantially all of the assets and properties of up to 14 limited partnerships in which Don W. Winton is the general partner (collectively, the "Winton Partnerships") through
(i) an offer (the "Exchange Offer") by the Company of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), to partners of the Winton Partnerships (the "Winton Partners") in exchange for partnership interests in the Winton Partnerships ("Winton Partnership Interests"), and (ii) an asset transfer (the "Asset Transfer") of substantially all of the assets and properties of the Winton Partnerships (the "Winton Properties") to Heritage Communities L.P., a Delaware limited partnership in which the Company and a wholly owned subsidiary of the Company are the general partners ("Heritage LP"), through a capital contribution by the Winton Partnerships of such assets and properties to Heritage LP in exchange for cash and limited partnership interests ("LP Units") in Heritage LP. The Transactions also include (a) the acquisition of the property manager of the Winton Properties through the merger of Winton & Associates, Inc., a Washington corporation ("Winton & Associates" or "Associates"), with and into Heritage Residential Group, Inc. ("Heritage Residential"), an Arizona corporation that is a newly formed subsidiary of the Company (the "Associates Merger"), and (b) the acquisition of the manager and the property manager, respectively, of the Company's day-to-day operations and apartment properties through the merger (the "Pima Mortgage Merger") of the three corporate partners (JG Mortgage Advisors, Inc., FP Mortgage Advisors, Inc., JC Mortgage Advisors, Inc.) of Pima Mortgage Limited Partnership, an Arizona limited partnership ("Pima Mortgage"), and the merger (the "Pima Realty Merger") of Pima Realty Advisors, Inc., an Arizona corporation ("Pima Realty"), with and into Heritage Residential (together the "Pima Mergers") and the amendment of the Company's Bylaws to exclude the Pima Mergers from the Bylaw provision requiring an appraisal of property being purchased from an affiliated or related party.

   The Exchange Offer, the Asset Transfer, the Associates Merger, and the Pima Mergers are provided for in (1) the Master Combination and Contribution Agreement (the "Combination Agreement") among the Company, the Winton Partnerships, Don W. Winton, Winton & Associates, Heritage LP, Heritage Residential, Heritage SGP Corporation, an Arizona corporation ("Heritage SGP"), Pima Mortgage, Pima Realty, Jon A. Grove, Frank S. Parise, Jr., and Joseph C. Chan; (2) the Amended and Restated Agreement of Limited Partnership of Heritage LP (the "Partnership Agreement") among the Company, Heritage SGP, and the Winton Partnerships; (3) the Agreement and Plan of Reorganization among the Company, Heritage Residential, Mr. Winton, and Winton & Associates (the "Associates Merger Agreement"); and (4) the Agreement and Plan of Reorganization among the Company, Pima Realty, Pima Mortgage, Heritage Residential, JG Mortgage Advisors, Inc., an Arizona corporation ("JG Mortgage"), FP Mortgage Advisors, Inc., an Arizona corporation ("FP Mortgage"), JC Mortgage Advisors, Inc., an Arizona corporation ("JC Mortgage"), and Messrs. Grove, Parise, and Chan (the "Pima Realty/Pima Mortgage Merger Agreement"). The Transactions also provide for each of Messrs. Grove, Parise, Chan, and Winton to enter into an employment agreement with the Company (collectively, the"Employment Agreements"). Copies of the Combination Agreement, the Partnership Agreement, the Associates Merger Agreement, the Pima Realty/Pima Mortgage Merger Agreement, and a form of the Employment Agreements are attached hereto as Appendix A, Appendix B, Appendix C, Appendix D, and Appendix E, respectively.

   Stockholders of the Company also will be asked to vote to amend and restate the Company's First Amended and Restated Articles of Incorporation (the "Articles of Incorporation") to include additional provisions designed to further protect the Company's status as a real estate investment trust. A copy of the proposed Amended and Restated Articles of Incorporation is attached hereto as Appendix J.
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                     PRINCIPAL PARTIES TO THE TRANSACTIONS

ASR Investments Corporation            The Company is a  real estate  investment
335 North Wilmot, Suite 250            trust  engaged  in  the  acquisition  and
Tucson, Arizona 85711                  operation of  apartment  communities.  At
(520) 748-2111 ..................      September 30, 1996, the  Company owned 19
                                       apartment  communities,  containing 3,039
                                       units,  located  in Phoenix  and  Tucson,
                                       Arizona, Houston, Texas, and Albuquerque,
                                       New Mexico.  As of such date, the Company
                                       also owned  through  joint  ventures  six
                                       apartment  communities,  containing 1,441
                                       units,  located  in Phoenix  and  Tucson,
                                       Arizona.   Prior  to  1994,  the  Company
                                       invested in mortgage assets, entitling it
                                       to  receive  the  excess  cash flows from
                                       pools of  mortgage  instruments  over the
                                       required    payments   on   the   related
                                       structured financings. In early 1993, the
                                       Company  determined to shift its focus to
                                       the   acquisition,    development,    and
                                       operation of apartment  communities.  The
                                       Company was incorporated in the state of Maryland on June 18, 1987 and commenced its operations on August 26, 1987. The
                                       Company's Common Stock is listed on the American Stock Exchange under the symbol
                                       "ASR."

The Winton Partnerships                The  Winton  Partnerships  consist  of 14
3845 FM 1960 West, Suite 450           limited partnerships organized under  the
Houston, Texas 77068                   laws of Washington or Texas  that own and
(281) 580-1990 ..................      operate 13 apartment  communities and one
                                       office  building in Washington and Texas.
                                       Don W. Winton is the  general  partner of
                                       each  of  the  Winton  Partnerships.  Mr.
                                       Winton currently has no relationship with
                                       the  Company  or any  of  its  affiliates
                                       except as  described  herein.  The Winton
                                       Partnerships are as follows:  First Aspen
                                       Court  Associates,  L.P., a Texas limited
                                       partnership; First Briar Park Associates,
                                       a Washington limited  partnership;  First
                                       Chelsea  Park  Associates,  L.P., a Texas
                                       limited  partnership;  First  Appian  Way
                                       Associates,  L.P., a  Washington  limited
                                       partnership;    First   Greenwood   Creek
                                       Associates,   L.P.,   a   Texas   limited
                                       partnership;  First Highlands Associates,
                                       L.P., a Texas limited partnership;  First
                                       Marymont   Associates,   L.P.,   a  Texas
                                       limited   partnership;   First   Montfort
                                       Associates,   L.P.,   a   Texas   limited
                                       partnership;  First Riverway  Associates,
                                       L.P., a Washington  limited  partnership;
                                       First  Springfield  Associates,  L.P.,  a
                                       Texas    limited    partnership;    First
                                       Timbercreek Landing  Associates,  L.P., a
                                       Washington  limited  partnership;  Campus
                                       Development       Associates      Limited
                                       Partnership,    a   Washington    limited
                                       partnership; Campus Commons Associates --
                                       Limited Partnership, a Washington limited
                                       partnership;   and  First  Pacific  South
                                       Center  Associates,  L.P.,  a  Washington
                                       limited    partnership.     The    Winton
                                       Partnerships     that     approve     the
                                       Transactions    are    referred   to   as
                                       "Approving Winton Partnerships."

Winton & Associates, Inc.              Winton  &  Associates   engages  in   the
3845 FM 1960 West, Suite 450           business of providing customary  property
Houston, Texas 77068                   management  services  for  the  apartment
(281) 580-1990 ..................      communities  and  office  building  owned
                                       and operated by the Winton  Partnerships.

Pima Mortgage                          Pima Mortgage engages in the  business of
Limited Partnership                    advising  the  Company  with  respect  to
335 North Wilmot, Suite 250            various   aspects   of   the    Company's
Tucson, Arizona 85711                  business  and  operations,  managing  the
(520) 748-2111 ..................      overall  business  and  operations of the
                                       Company, and representing the  Company in
                                       its dealings  with  third  parties.  Pima
                                       Mortgage    is    an   Arizona    limited
                                       partnership whose
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                                       three corporate  partners  consist  of JG
                                       Mortgage, FP Mortgage,  and  JC Mortgage.
                                       Jon A. Grove, Frank S. Parise,  Jr.,  and
                                       Joseph C. Chan have been the directors, officers, and sole shareholders of JG
                                       Mortgage, FP Mortgage, and JC Mortgage, respectively, since their organizations.

Pima Realty Advisors, Inc.             Pima Realty  provides  customary  on-site
6300 East El Dorado Plaza,             property  management  services  for  more
Suite 200                              than  4,400  apartment  units,  including
Tucson, Arizona                        those  owned  by   the  Company.  Messrs.
(520) 290-1500 ..................      Grove,  Parise,  and Chan own  all of the
                                       outstanding   capital   stock   of   Pima
                                       Realty.

Heritage Communities L.P. .......      Heritage   LP  is   a  Delaware   limited
                                       partnership  in which the  Company  and a
                                       wholly owned  subsidiary  are the general
                                       partners.   Heritage   LP  will   acquire
                                       substantially   all  of  the  assets  and
                                       properties of the Winton Partnerships through a capital contribution by the Winton Partnerships to Heritage LP of such assets and properties in exchange for cash and LP Units.

Heritage Residential                   Heritage   Residential,    an     Arizona
Group, Inc. .....................      corporation,   is    a    wholly    owned
                                       subsidiary of the Company that was formed
                                       to  acquire  Winton  &  Associates,  Pima
                                       Mortgage,   and  Pima  Realty.   Heritage
                                       Residential   will  enter  into  property
                                       management  agreements  to manage  all of
                                       the  Company's   properties  as  well  as
                                       certain  properties  owned by independent
                                       parties  and  managed  by Pima  Realty or
                                       Winton   Associates.   The  Company  will
                                       account for Heritage Residential on a consolidated basis.

Heritage SGP Corporation ........      Heritage SGP, an  Arizona corporation, is
                                       a wholly owned subsidiary of the Company that was formed to be a special general partner of Heritage LP.

JG Mortgage Advisors, Inc., FP         JG  Mortgage,   FP   Mortgage,   and  JC
Mortgage Advisors, Inc., and JC        Mortgage (collectively the "Pima Mortgage
Mortgage Advisors, Inc. .........      Partners")  are   Arizona   corporations,
                                       which are owned by Jon A. Grove, Frank S.
                                       Parise,   Jr.,   and   Joseph  C.   Chan,
                                       respectively, and which are the three corporate partners of Pima Mortgage.

Jon A. Grove,                          Messrs.  Grove,  Parise,  and   Chan  are
Frank S. Parise, Jr.,                  directors  and  officers  of  the Company
and Joseph C. Chan ..............      and  own JG Mortgage, FP Mortgage, and JC
                                       Mortgage, respectively, and collectively own Pima Realty.

Don W. Winton ...................      Mr.  Winton is  the  general  partner  of
                                       each of the Winton Partnerships and owns all of the capital stock of Winton &
                                       Associates.

                             THE SPECIAL MEETING

Date, Time, And Place Of               The  Special  Meeting  will  be  held  on
Special Meeting .................      Wednesday,  April 23, 1997, at  9:00 a.m.
                                       local time, at the Viscount Suite Hotel, 4855 East Broadway Boulevard, Tucson,
                                       Arizona.  See  "The  Special  Meeting  --
                                       Special Meeting."

Purposes of the Special                At  the Special Meeting,  stockholders of
Meeting .........................      the  Company  will (i)  consider and vote
                                       upon the Combination  Proposal  providing
                                       for the
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                                       issuance  of up to  1,980,000  shares  of
                                       Common Stock,  or 63% of the total number
                                       of  shares  of  Common  Stock   currently
                                       outstanding,  in  the  Transactions  (see
                                       "Special   Meeting   --   Matters  to  be
                                       Considered  at the Special  Meeting"  and
                                       "The  Transactions");  (ii)  consider and
                                       vote upon a proposal to amend and restate
                                       the Company's  Articles of  Incorporation
                                       to include additional provisions designed
                                       to further  protect the Company's  status
                                       as a real  estate  investment  trust (see
                                       "Special   Meeting   --   Matters  to  be
                                       Considered  at the Special  Meeting"  and
                                       "Proposed Amendment to and Restatement of
                                       the  Articles  of  Incorporation");   and
                                       (iii)  transact any other business as may
                                       properly come before the Special  Meeting
                                       or  any   adjournment   or   adjournments
                                       thereof.

                                       The  Combination  Prioposal  includes (a)
                                       the   Exchange   Offer,   (b)  the  Asset
                                       Transfer,  (c) the Associates Merger, and
                                       (d)  the   Pima   Mergers   and   related
                                       amendment  of the  Company's  Bylaws,  as
                                       described herein.  Stockholders will have
                                       the opportunity to vote either (1) on the
                                       entire   Combination   Proposal   or  (2)
                                       separately  on  the   components  of  the
                                       Combination   Proposal  relating  to  the
                                       Exchange Offer,  the Asset Transfer,  and
                                       the   Associates   Merger  (the   "Winton
                                       Components") and on the components of the
                                       Combination Proposal relating to the Pima
                                       Mergers  and  the  Bylaw  amendment  (the
                                       "Pima Components"). The Winton Components
                                       will not be consummated unless either the
                                       entire  Combination  Proposal is approved
                                       or both  the  Winton  Components  and the
                                       Pima  Components  are  approved,  but the
                                       Pima  Components  will be  consummated if
                                       either the entire Combination Proposal is
                                       approved  or  the  Pima   Components  are
                                       approved.

Vote by Proxy ...................      A  proxy  is  enclosed  for  use  at  the
                                       Special    Meeting.    Unless   otherwise
                                       instructed,  shares  represented  by  the
                                       proxy   will  be   voted   for  both  the
                                       Combination   Proposal  and  proposal  to
                                       amend   the    Company's    Articles   of
                                       Incorporation as described herein. The proxy may be revoked at any time before it is voted by (i) filing a written notice of revocation bearing a later date with the Secretary of the Company prior to the Special Meeting, (ii) delivering to the Company a duly executed proxy bearing a later date, or (iii) attending the Special Meeting and voting in person.

Record Date; Voting Rights;            Stockholders  of record of the  Company's
Quorum ..........................      Common  Stock at the close of business on
                                       February 14, 1997 (the "Record Date") are entitled to notice of and to vote at the Special Meeting and any adjournment or adjournments thereof. As of the Record
                                       Date, 3,147,150 shares of Common Stock were issued and outstanding, each of which will be entitled to one vote on each matter to be acted upon or which may properly come before the Special Meeting.
                                       The presence of stockholders, in person or by proxy, at the Special Meeting of stockholders, entitled to cast a majority of all votes entitled to be cast at such meeting, will constitute a quorum.

Voting Requirements .............      Under  the  rules of the  American  Stock
                                       Exchange (the "Amex"),
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                                       the affirmative vote of a majority of the
                                       votes cast on the Combination Proposal or
                                       the   Winton   Components   or  the  Pima
                                       Components   is   required.   Under   the
                                       Maryland General  Corporation Law and the
                                       Company's Articles of Incorporation,  the
                                       affirmative  vote  of  two-thirds  of the
                                       votes  entitled to be cast is required to
                                       approve the amendment to and  restatement
                                       of    the    Company's     Articles    of
                                       Incorporation.  As of  the  Record  Date,
                                       directors and officers of the Company and
                                       their   affiliates   owned  a  total   of
                                       approximately  110,990  shares  of Common
                                       Stock, representing approximately 3.5% of the outstanding shares of Common Stock.

Reasons for Solicitating               The   Company  is   seeking   stockholder
Stockholder Approval ............      approval  of  the  Combination   Proposal
                                       providing  for the  issuance of shares of
                                       its Common Stock in  connection  with the
                                       Transactions   as   a   result   of   the
                                       requirements   of  the   Amex   to   seek
                                       stockholder   approval  for  transactions
                                       increasing  outstanding  shares  by  more
                                       than  20%.  Stockholder  approval  of the
                                       Transactions  themselves  is not required
                                       by Maryland law, the  Company's  Articles
                                       of   Incorporation,   or  the   Company's
                                       Bylaws.    The    Company    is   seeking
                                       stockholder  approval of the amendment to
                                       and   restatement   of  its  Articles  of
                                       Incorporation in accordance with Maryland law.


                                THE TRANSACTIONS

The Exchange Offer ..............      The Exchange Offer provides for the offer
                                       by the  Company  to  Winton  Partners  to
                                       exchange    their   Winton    Partnership
                                       Interests  in whole or in part for shares
                                       of the Company's Common Stock. The number
                                       of shares of the  Company's  Common Stock
                                       offered in  exchange  for each  partner's
                                       interest in a Winton Partnership is equal
                                       to the Exchange Value (as defined herein)
                                       of such Winton Partnership  multiplied by
                                       the  percentage  interest  in such Winton
                                       Partnership represented by such partner's
                                       interest, divided by $18.10, which is the
                                       average  closing  price of the  Company's
                                       Common  Stock  on  the   American   Stock
                                       Exchange (the "Amex")  during the 36-week
                                       period  prior  to  the  execution  of the
                                       Combination  Agreement.  The consummation
                                       of the  Exchange  Offer  depends upon the
                                       consummation of the Asset  Transfer,  the
                                       Associates  Merger, and the Pima Mergers.
                                       Only  Winton  Partners  that  (i)  tender
                                       Winton   Partnership   Interests  in  the
                                       Winton  Partnerships  that have  approved
                                       the  transactions   contemplated  by  the
                                       Combination  Agreement ("Approving Winton
                                       Partnerships"),   and  (ii)   qualify  as
                                       "accredited    investors"    under    the
                                       Securities  Act of 1933,  as amended (the
                                       "Securities  Act"),  will be  eligible to
                                       participate in the Exchange  Offer.  Each
                                       Winton  Partner   participating   in  the
                                       Exchange   Offer  must   consent  to  the
                                       admission of the Company as a substituted limited partner in the related Winton
                                       Partnership.

The Asset Transfer ..............      The Asset  Transfer  provides for each of
                                       the  Approving  Winton   Partnerships  to
                                       transfer  substantially all of its assets
                                       and properties as a capital  contribution
                                       to Heritage LP in exchange for LP Units
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                                       and cash.  The  number  of LP Units  that
                                       will be issuable to each Approving Winton
                                       Partnership   will   be   calculated   by
                                       dividing the Exchange Value  attributable
                                       to the "accredited  investor" partners of
                                       such   Approving   Winton   Partnership's
                                       property by $18.10,  which is the average
                                       closing  price  of the  Company's  Common
                                       Stock  on the  Amex  during  the  36-week
                                       period  prior  to  the  execution  of the
                                       Combination Agreement.  The LP Units will
                                       be  convertible  into  shares  of  Common
                                       Stock at any  time  following  the  first
                                       anniversary  of  the  Closing  Date.  The
                                       amount of cash that will be  issuable  to
                                       each Approving Winton Partnership will be
                                       calculated by dividing the Exchange Value
                                       attributable   to   the   "non-accredited
                                       investor"   partners  of  such  Approving
                                       Winton  Partnership's   property  by  the
                                       average  closing  price of the  Company's
                                       Common  Stock  during the 90 trading days
                                       prior to the Closing  Date.  For purposes
                                       of  determining  the  amount  of cash and
                                       number of LP Units to be  issuable in the
                                       Asset   Transfer,   the  Exchange   Value
                                       reflects   the   deemed   value  of  each
                                       property less the first  mortgage debt at
                                       the  Closing  Date and less  cash paid to
                                       each Approving Winton Partnership for its
                                       closing  costs (with a total cash payment
                                       of $1.6 million).  Promptly following the
                                       Closing  Date,   the   Approving   Winton
                                       Partnerships  will  distribute (i) the LP
                                       Units in a  liquidating  distribution  to
                                       their   respective   partners   that  are
                                       accredited investors as defined under the
                                       Securities  Act,  and (ii)  cash to their
                                       respective  partners  that are not deemed
                                       accredited investors.  As a result of the
                                       Exchange  Offer,  the  Company  will be a
                                       limited  partner in the Approving  Winton
                                       Partnerships   to  the   extent   of  the
                                       participation of the Winton Partners in those partnerships in the Exchange Offer.

The Associates Merger ...........      The  Associates  Merger  provides for the
                                       merger  of   Associates   with  and  into
                                       Heritage Residential, a subsidiary of the
                                       Company.  Upon  the  consummation  of the
                                       Associates Merger,  Heritage  Residential
                                       will provide property management services
                                       for the apartment  communities and office
                                       buildings   owned  and  operated  by  the
                                       Company  or  Heritage  LP as  well as for
                                       apartment   communities  owned  by  third
                                       parties.   Pursuant  to  the   Associates
                                       Merger Agreement,  the outstanding shares
                                       of capital  stock of  Associates  will be
                                       converted   into  70,284  shares  of  the
                                       Company's Common Stock.

The Pima Mergers ................      The Pima  Mergers  provide for the merger
                                       of Pima  Realty  and  each  of the  three
                                       corporate  partners of Pima  Mortgage (JG
                                       Mortgage,  FP Mortgage,  and JC Mortgage)
                                       with and into Heritage Residential.  Upon
                                       the  consummation  of the  Pima  Mergers,
                                       Heritage    Residential    will   provide
                                       property   management  services  for  the
                                       apartment  communities owned and operated
                                       by the  Company or Heritage LP as well as
                                       for apartment  communities owned by third
                                       parties. Pursuant to the Pima Realty/Pima
                                       Mortgage    Merger     Agreement,     the
                                       outstanding  shares of  capital  stock of
                                       Pima Realty and each of JG  Mortgage,  FP
                                       Mortgage,   and  JC   Mortgage   will  be
                                       converted  into a total of 262,000 shares
                                       of the Company's Common Stock.
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Background and Reasons for the         The  Company has been  actively  pursuing
Transactions; Advantages and           opportunities  to  increase  its  capital
Disadvantages ...................      base and apartment  portfolio in order to
                                       (i) increase the portion of its operating
                                       cash flows  generated  from its apartment
                                       operations,  (ii) increase the efficiency
                                       of  its   apartment   operations,   (iii)
                                       diversify its apartment  operations,  and
                                       (iv) increase the liquidity of its Common
                                       Stock. In that regard,  the management of
                                       the  Company and the  Company's  Board of
                                       Directors   held   several    discussions
                                       relating  to the  merits  of  becoming  a
                                       "self-managed and self-administered" real
                                       estate  investment  trust to, among other
                                       things,   become   more   attractive   to
                                       investors   and   provide   for   greater
                                       operating   efficiency   as  the  Company
                                       continues  to expand.  Jon A. Grove,  the
                                       Company's  Chief Executive  Officer,  and
                                       Don W.  Winton,  the  general  partner of
                                       each of the  Winton  Partnerships,  began
                                       negotiations    with   respect   to   the
                                       Transactions   in   early   1996.   These
                                       discussions  included Mr. Winton's desire
                                       to  internalize  the  management  of  the
                                       Company  with  the  Company   becoming  a
                                       self-managed,    self-administered   real
                                       estate  investment  trust.   Negotiations
                                       progressed   after  that  time,  and  the
                                       Company   and   Mr.   Winton    exchanged
                                       business,   financial,   operating,   and
                                       property   information    regarding   the
                                       Company  and  the  Winton   Partnerships,
                                       respectively.

                                       In connection  with the  negotiations  of
                                       the terms of the  Exchange  Offer and the
                                       Asset   Transfer,   each  of  the  Winton
                                       Partnerships  has been  assigned a deemed
                                       value    that,    subject    to   certain
                                       adjustments   and   reduction  for  debts
                                       assumed  (after  such  adjustments,   the
                                       "Exchange  Value"),  will  determine  the
                                       number  of LP  Units,  shares  of  Common
                                       Stock,  or  the  amount  of  cash  to  be
                                       received  by the Winton  Partners of such
                                       Winton  Partnership.  The total  Exchange
                                       Values    assigned    to    the    Winton
                                       Partnerships     were    determined    by
                                       arms-length   negotiations   between  Mr.
                                       Winton and ASR based on the  agreed  fair
                                       market values of the properties  owned by
                                       the  Winton  Partnerships  and  the  debt
                                       thereon   to  be  assumed  or  repaid  by
                                       Heritage  LP,  and  the  Exchange  Values
                                       allocated to each Winton Partnership were
                                       determined by such negotiations,  subject
                                       to the  input of Mr.  Winton,  which  was
                                       agreed to by ASR.  For a  description  of
                                       the calculation of Exchange  Values,  see
                                       "Information    Regarding    the   Winton
                                       Partnerships -- Exchange Values."

                                       The   Company's    Board   of   Directors
                                       established  the  Special  Committee  (as
                                       described  below)  in May  1996,  and the
                                       Special  Committee  retained  independent
                                       legal  counsel and engaged  Oppenheimer &
                                       Co., Inc.  ("Oppenheimer") in August 1996
                                       to  act  as  its  financial  advisor,  to
                                       assist in the  negotiations  of the terms
                                       of  the  Pima  Mergers   (including   the
                                       related employment agreements), and to deliver a written opinion as to the fairness of the consideration to be paid in the Pima Mergers. The Company, the Winton Partnerships, and others executed the Combination Agreement and related agreements in November 1996. See "The Transactions -- Background."

                                       The Company believes that the acquisition
                                       of the Winton  Properties,  together with
                                       the   resulting    enlargement   of   the
                                       Company's apartment portfolio, will be in
                                       the best interests of the Company
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       based  on  their  geographic   locations;
                                       their    age,    construction    quality,
                                       condition,  and design; their current and
                                       projected cash flow;  their potential for
                                       capital appreciation; the terms of tenant
                                       leases,    including    potential    rent
                                       increases;  their  location  in  areas of
                                       potential economic growth;  their current
                                       occupancy    and   demands   for   future
                                       occupancy;  their prospects for liquidity
                                       through sale, financing, and refinancing;
                                       and   their   strong   management.    The
                                       consummation  of  the  Transactions  will
                                       expand the Company's  apartment portfolio
                                       from   3,039   units   in  19   apartment
                                       communities   to   5,299   units   in  32
                                       apartment communities.

                                       The consummation of the Transactions also
                                       is expected to increase the percentage of
                                       the Company's  revenue and income derived
                                       from apartment communities,  increase the
                                       Company's real estate  operating  income,
                                       and  increase the  Company's  equity on a
                                       financial   statement   basis.   If   the
                                       Transactions  had taken  place on January
                                       1,  1996,  the  Transactions  would  have
                                       resulted  in an  increase  in real estate
                                       operating  income  from $3.8  million  to
                                       $7.0  million for the nine  months  ended
                                       September  30,  1996 on a pro forma basis
                                       and an increase in  Stockholders'  Equity
                                       from $40.5  million  to $74.4  million at
                                       September  30, 1996 on a pro forma basis.
                                       While the Transactions would have had the
                                       effect of decreasing net income per share
                                       from  $2.46 to $1.59 for the nine  months
                                       ended  September  30, 1996 on a pro forma
                                       basis,  they would have  increased  funds
                                       from operations,  as modified,  from $.76
                                       to $1.07 per share. Funds from operations
                                       is  generally  defined as net income plus
                                       certain    non-cash   items    (primarily
                                       depreciation  and   amortization),   less
                                       gains  from  sales of  assets  and  after
                                       adjustments      for       unconsolidated
                                       partnerships  and  joint  ventures.   The
                                       Company  considers income from redemption
                                       and sale of mortgage assets to be similar
                                       in  nature  to  gains  on  sales  of real
                                       estate  and,  as a result,  has  excluded
                                       such  income in  determining  funds  from
                                       operations,  as  modified  (see Note M to
                                       the   Unaudited   Pro   Forma    Combined
                                       Financial    Statements).     See    "The
                                       Transactions    --   Reasons    for   the
                                       Transactions; Recommendations."

                                       The  Company has  considered  in the past
                                       and plans to consider in the future other
                                       acquisitions  of  apartment  communities.
                                       See "Risk  Factors -- Risks  Relating  to
                                       the   Transactions   --   Difficulty   in
                                       Integrating  Business   Operations."  The
                                       Company  considers the acquisition of the
                                       Winton   Properties   to  be   the   most
                                       favorable  of  the  transactions  it  has
                                       considered to date. The acquisition  will
                                       be  subject to  certain  risks,  however,
                                       including  the  fact  that  the  Exchange
                                       Values of the Winton  Properties  may not
                                       reflect   the  actual   values  of  those
                                       properties   and  the   difficulties   of
                                       integrating  the Winton  Properties  into
                                       the  Company's   operations.   See  "Risk
                                       Factors   --   Risks   Relating   to  the
                                       Transactions."

                                       The   internalization  of  the  Company's
                                       management    fulfills    an    important
                                       condition  to  the  Winton  Partnerships'
                                       willingness  to effect the  Transactions.
                                       In addition,  the Company  believes  that
                                       the  internalization  of  its  management
                                       will  enhance   the  Company's  long-term
                                       profitability and make the Company a more
                                       attractive
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       investment for  institutional  investors.
                                       The cost  attributable to the purchase of
                                       the Pima Entities will be assigned to the
                                       contract between the Company and the Pima
                                       Entities  and will be charged to contract
                                       termination  expenses  in 1997.  Based on
                                       the analysis  prepared by the Company and
                                       the Pima  Entities,  in 1997 the  Company
                                       will incur an expense of  $5,250,000  for
                                       the contract termination expenses, offset
                                       by estimated  income  attributable to the
                                       Pima Entities of  approximately  $694,000
                                       or $2.65 per share  based on the  262,000
                                       shares of the  Company's  Common Stock to
                                       be  issued  in  the  Pima  Mergers.   The
                                       estimated  per share  amount is accretive
                                       to the net  income of the  Company  on an
                                       ongoing basis and is significantly higher
                                       than the current $2.00 per share dividend
                                       rate   of   the    Company.    See   "The
                                       Transactions    --   Reasons    for   the
                                       Transactions; Recommendations."

Recommendation of the                  The  Board of  Directors  of the  Company
Board of Directors                     believes that the Transactions are in the
and the Special Committee of           best  interests  of, and are fair to, the
the Board of Directors ..........      stockholders of the Company.  In reaching
                                       this   determination,    the   Board   of
                                       Directors considered a number of factors.
                                       See "The  Transactions -- Reasons for the
                                       Transactions; Recommendations." A special
                                       committee,    consisting    entirely   of
                                       independent  directors of the Company who
                                       are  not   members   of   management   or
                                       employees of the Company, Pima Realty, or
                                       Pima Mortgage (the "Special  Committee"),
                                       negotiated  the terms of the Pima Mergers
                                       and the Pima Realty/Pima  Mortgage Merger
                                       Agreement.  In connection therewith,  the
                                       Special Committee retained Oppenheimer to
                                       act  as   its   financial   advisor,   to
                                       negotiate  the terms of the Pima  Mergers
                                       (including    the   related    employment
                                       agreements),  and to  deliver  a  written
                                       opinion  as  to  the   fairness   of  the
                                       consideration  to be paid by the  Company
                                       in the Pima  Mergers to the  shareholders
                                       of Pima  Realty and each of JG  Mortgage,
                                       FP Mortgage,  and JC  Mortgage.  See "The
                                       Pima  Mergers  --  Opinion  of  Financial
                                       Advisor to the Special  Committee." After
                                       careful   consideration,    the   Special
                                       Committee   determined   that   the  Pima
                                       Mergers   are   fair   and  in  the  best
                                       interests   of  the   Company   and   its
                                       stockholders and unanimously  recommended
                                       that the Board of  Directors  approve the
                                       Pima    Realty/Pima    Mortgage    Merger
                                       Agreement  and the  issuance  of  262,000
                                       shares of the  Company's  Common Stock in
                                       connection   therewith.   The   Board  of
                                       Directors  of  the  Company   unanimously
                                       approved the Transactions  (including the
                                       Pima Mergers  following the determination
                                       of  the   Special   Committee)   and  the
                                       issuance  of Common  Stock in  connection
                                       therewith   and   recommends   that   the
                                       stockholders of the Company vote FOR the Combination Proposal.

Opinion of Financial Advisor ....      Oppenheimer   has   delivered  a  written
                                       opinion  dated  November  11,  1996  (the
                                       "Fairness   Opinion")   to  the   Special
                                       Committee to the effect  that,  as of the
                                       date of such  opinion  and  based  on the
                                       assumptions    and    subject    to   the
                                       qualifications  and limitations set forth
                                       therein,  the consideration to be paid by
                                       the Company in  connection  with the Pima
                                       Realty   Merger  and  the  Pima  Mortgage
                                       Merger
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       is fair to the  Company  from a financial
                                       point  of  view.  A copy of the  Fairness
                                       Opinion, which sets forth the assumptions
                                       made, matters considered, and limitations
                                       thereon, is attached hereto as Appendix H
                                       and  should  be  read  in  its  entirety.
                                       Oppenheimer  was not requested to and did
                                       not  render  any   financial   advice  or
                                       provide  any  fairness  opinion  or other
                                       analysis  with  regard  to  the  Exchange
                                       Offer,   the  Asset   Transfer,   or  the
                                       Associates    Merger    or   any    other
                                       transaction described herein except for the Pima Mergers.

Risk Factors ....................      In   deciding   whether  to  approve  the
                                       Combination Proposal, the stockholders of
                                       the   Company    should    consider   the
                                       information   set   forth   under   "Risk
                                       Factors."

Dissenters' Rights of                  The  stockholders  of the Company are not
Appraisal .......................      entitled   to   dissenters'   rights   of
                                       appraisal   in   connection    with   the
                                       Transactions.

Interests of Certain Persons ....      Messrs.  Grove,  Parise, and Chan are the
                                       sole  shareholders  of  JG  Mortgage,  FP
                                       Mortgage, and JC Mortgage,  respectively.
                                       Messrs.  Grove, Parise, and Chan also own
                                       all of the  outstanding  capital stock of
                                       Pima  Realty.  As a  result  of the  Pima
                                       Mergers,  Messrs. Grove, Parise, and Chan
                                       will acquire a total of 262,000 shares of
                                       the  Company's  Common  Stock.   Each  of
                                       Messrs. Grove, Parise, and Chan also will
                                       enter into an employment  agreement  with
                                       the Company,  a form of which is attached
                                       as Appendix E hereto,  in accordance with
                                       the  Pima  Realty/Pima   Mortgage  Merger
                                       Agreement.  See "The  Transactions -- The
                                       Pima  Mergers  --  Interests  of  Certain
                                       Persons"   and   "The   Transactions   --
                                       Employment Agreements."

Indemnification of Don W.              Under  the   terms  of  the   Combination
Winton by Heritage LP ...........      Agreement,  Heritage  LP  has  agreed  to
                                       indemnify Mr. Winton,  subject to certain
                                       limitations,  for claims  arising  out of
                                       Mr. Winton serving as the general partner
                                       of the Approving Winton Partnerships. The
                                       maximum amount of indemnification will be
                                       equal to the  aggregate  value of  assets
                                       and   properties   transferred   by   the
                                       Approving  Winton   Partnerships  in  the
                                       Asset Transfer.  See "The Transactions --
                                       Indemnification of Don W. Winton."

Conditions to the Transactions;        The respective obligations of the parties
Termination .....................      to   the    Combination    Agreement   to
                                       consummate the  Transactions  are subject
                                       to   the    satisfaction    of    certain
                                       conditions,  including  (i) obtaining the
                                       requisite   approval  of  the   Company's
                                       stockholders to the Combination Proposal,
                                       (ii) the  simultaneous  closing of all of
                                       the Transactions, and (iii) the aggregate
                                       value attributable to the properties,  as
                                       adjusted,   of   the   Approving   Winton
                                       Partnerships equaling or exceeding 70% of
                                       the value of the properties, as adjusted,
                                       of  all  Winton  Partnerships.  See  "The
                                       Transactions   --   Conditions   to   the
                                       Transactions;      Termination,"     "The
                                       Transactions -- The Associates  Merger --
                                       Conditions  to  Associates  Merger,"  and
                                       "The  Transactions -- The Pima Mergers --
                                       Conditions  to  the  Pima  Mergers."  The
                                       Combination  Agreement  may be terminated
                                       by either the Winton  Partnerships or the
                                       Company (a) if the  Exchange  Offer shall
                                       not  have  been  completed,  (b)  if  the
                                       Closing Date (as defined
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       herein)  shall  not have  occurred  on or
                                       before  April 30,  1997,  (c) if  certain
                                       legal  proceedings  with  respect  to the
                                       Combination     Agreement    have    been
                                       instituted or threatened before any court
                                       or governmental  agency, (d) if the other
                                       fails   to   comply   with   a   material
                                       obligation    under    the    Combination
                                       Agreement or related agreements, (e) if a
                                       representation  or  warranty  made by the
                                       other under the Combination  Agreement or
                                       related   agreements   is  not  true  and
                                       correct in any material  respect,  (f) if
                                       the  stockholders  of the  Company do not
                                       approve the Combination Proposal, and (g)
                                       by mutual  written  consent of the Winton
                                       Partnerships   and   the   Company.   The
                                       Combination   Agreement   also   may   be
                                       terminated  by  the  Winton  Partnerships
                                       prior to the  completion  of the Exchange
                                       Offer  if  some  or  all  of  the  Winton
                                       Partnerships   receive   an   alternative
                                       acquisition  proposal  that  the  general
                                       partner   of  the   Winton   Partnerships
                                       determines, based upon written advice of counsel, that his fiduciary obligations require that such alternative acquisition proposal be accepted. The Company or Mr. Winton and the Winton Partnerships may receive a break-up fee of $1.0 million, plus the reimbursement of expenses up to $1.0 million incurred in connection with the Transactions, upon the occurrence of certain events in connection with the termination of the Combination Agreement. See "The Transactions -- Conditions of the Transactions; Termination."

Closing Date ....................      It is expected that the Transactions with
                                       respect   to   the    Approving    Winton
                                       Partnerships,  except  First  Appian  Way
                                       Associates,  L.P.  ("First  Appian Way"),
                                       First  Greenwood Creek  Associates,  L.P.
                                       ("Greenwood     Creek"),     and    First
                                       Springfield       Associates,        L.P.
                                       ("Springfield"),  will be completed  (the
                                       "Closing") on a date (the "Closing Date")
                                       as promptly as practicable  following the
                                       approval of the  Combination  Proposal by
                                       the requisite vote of the stockholders of
                                       the  Company,  the  approval of the Asset
                                       Transfer  by the  requisite  vote  of the
                                       Winton    Partners    of   each    Winton
                                       Partnership,   and  the  satisfaction  or
                                       waiver  of the  other  conditions  to the
                                       Transactions.  The  consummation  of  the
                                       Transactions with respect to First Appian
                                       Way,  Greenwood  Creek,  and  Springfield
                                       (the   "Subsequent   Closing")   will  be
                                       completed  on  a  date  (the  "Subsequent
                                       Closing Date") that is agreed upon by the
                                       Company and Mr.  Winton,  but in no event
                                       earlier than March 1, 1997.  In the event
                                       that the  Closing  Date  does  not  occur
                                       prior to the Subsequent Closing Date, the
                                       Subsequent     Closing     will     occur
                                       simultaneously with the Closing. See "The
                                       Transactions -- Closing."

Registration Agreements .........      The shares of the Company's  Common Stock
                                       to be  issued  pursuant  to the  Exchange
                                       Offer  and  Asset  Transfer  will  not be
                                       registered  under the Securities  Act. In
                                       connection  with the  Exchange  Offer and
                                       the Asset Transfer,  however, the Company
                                       will enter into registration  agreements,
                                       requiring   the   Company   to   file   a
                                       registration   statement   covering   the
                                       resale  of the  shares  of  Common  Stock
                                       issued  in  the  Exchange   Offer  and  a
                                       registration   statement   covering   the
                                       resale of the  shares of Common  Stock to
                                       be issued upon the
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                                       11

--------------------------------------------------------------------------------
                                       conversion of LP Units distributed to the
                                       partners   of  the  Winton   Partnerships
                                       following   the   Asset   Transfer.    In
                                       addition,   each   of  the   registration
                                       agreements   will  grant   certain  other
                                       registration  rights with  respect to the
                                       shares   of   Common   Stock   issued  in
                                       connection  with the  Exchange  Offer and
                                       upon   the   conversion   of   LP   Units
                                       distributed  in the Asset  Transfer.  See
                                       "The  Transactions  -- The Exchange Offer
                                       -- Exchange Offer Registration Agreement and Listing of Common Stock" and "The Transactions -- The Asset Transfer -- Asset Transfer Registration Agreement and Listing of Common Stock."

Management of the Company              The Board of Directors  and the executive
following the Transactions ......      officers of the  Company  will remain the
                                       same following the  Transactions,  except
                                       that Mr.  Winton  will become a member of
                                       the Board of  Directors  and an executive
                                       officer of the  Company  and a  currently
                                       unidentified,  unaffiliated  person  will
                                       become a member of the Board of Directors
                                       pursuant  to the  Company's  Bylaws.  The
                                       employees of each of Pima Mortgage,  Pima
                                       Realty,  and  Winton  &  Associates  will
                                       become   employees   of  the  Company  or
                                       Heritage  Residential.  Each  of  Messrs.
                                       Grove, Parise, Chan, and Winton will enter into an employment agreement with the Company upon the consummation of the Transactions.

Federal Income Tax                     The  Company  will  not   recognize   any
Consequences ....................      taxable gain or loss in  connection  with
                                       the Exchange Offer or in connection  with
                                       its  initial   capital   contribution  to
                                       Heritage  LP in the Asset  Transfer.  The
                                       Company  also  will  not   recognize  any
                                       taxable gain or loss in  connection  with
                                       the  issuance  of  its  Common  Stock  in
                                       exchange   for   LP   Units.   See   "The
                                       Transactions  -- The  Exchange  Offer  --
                                       Federal Income Tax Consequences" and "The
                                       Transactions  -- The  Asset  Transfer  --
                                       Federal Income Tax  Consequences."  It is
                                       intended that the  Associates  Merger and
                                       the  Pima  Mergers  will be  treated  for
                                       federal  income tax  purposes as tax-free
                                       reorganizations  within  the  meaning  of
                                       Sections 368(a)(1)(A) and 368(a)(2)(D) of
                                       the  Internal  Revenue  Code of 1986,  as
                                       amended.  The Company will not  recognize
                                       gain or loss  upon  the  issuance  of its
                                       Common  Stock  in  connection   with  the
                                       Associates Merger or the Pima Mergers.

Accounting Treatment ............      The Winton  Components  will be accounted
                                       for by the  Company  using  the  purchase
                                       method    under    generally     accepted
                                       accounting  principles for accounting and
                                       financial reporting  purposes.  The costs
                                       attributable  to the Pima Components will
                                       be  accounted  for by the  Company as the
                                       cost of terminating the contracts between
                                       the  Company  and the Pima  Entities  and
                                       charged  to expense as of the date of the
                                       acquisitions.
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                                       12

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                                [GRAPHIC OMITTED]






(1) The Exchange Offer. The Exchange Offer provides for the offer by the Company to Winton Partners to exchange their Winton Partnership Interests in whole or in part for shares of the Company's Common Stock, subject to certain conditions.

(2) The Asset Transfer. The Asset Transfer provides for each of the Approving Winton Partnerships to transfer substantially all of its properties as a capital contribution to Heritage LP in exchange for LP Units and cash. The LP Units will be convertible into shares of Common Stock at any time following the first anniversary of the Closing Date.

(3) The Pima Mergers. The Pima Mergers provide for the merger of Pima Realty and each of the three corporate partners of Pima Mortgage (JG Mortgage, FP Mortgage, and JC Mortgage) with and into Heritage Residential. Pursuant to the Pima Realty/Pima Mortgage Merger Agreement, the outstanding shares of capital stock of Pima Realty and each of JG Mortgage, FP Mortgage, and JC Mortgage will be converted into a total of 262,000 shares of the Company's Common Stock.

(4) The Associates Merger. The Associates Merger provides for the merger of Winton & Associates with and into Heritage Residential. Pursuant to the Associates Merger Agreement, the outstanding shares of capital stock of Associates will be converted into 70,284 shares of the Company's Common Stock.

(5) Dissolution and Liquidation. Immediately following the consummation of the Transactions, each of the Approving Winton Partnerships will dissolve and liquidate by distributing LP Units to Winton Partners that are accredited investors and cash to Winton Partners that are unaccredited investors.
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                                       13

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                     SELECTED CONSOLIDATED FINANCIAL DATA
                   (IN THOUSANDS EXCEPT FOR PER SHARE DATA)

   The selected consolidated financial data presented below for the five years ended December 31, 1995 and as of December 31, 1995, 1994, 1993, 1992, and 1991
were derived from the audited Consolidated Financial Statements of the Company. The selected consolidated financial data as of September 30, 1996 and for the nine months ended September 30, 1996 and 1995 have been derived from the unaudited consolidated financial statements of the Company included elsewhere herein. The unaudited consolidated financial statements have been prepared on the same basis as the audited consolidated financial statements and, in the opinion of management, include all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of the results of operations for the periods presented.

   The data set forth below should be read in conjunction with "Information Regarding the Company -- Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Consolidated Financial Statements, including the Notes thereto, appearing elsewhere herein.

                                                                                                          NINE MONTHS ENDED
                                                               YEARS ENDED DECEMBER 31,                     SEPTEMBER 30,
                                             ----------------------------------------------------------  --------------------
                                                1995        1994       1993        1992        1991         1996        1995
                                                ----        ----       ----        ----        ----         ----        ----
CONSOLIDATED STATEMENTS OF OPERATIONS DATA
 Income from real estate
  Rental and other income ................   $ 14,034    $ 12,528                                        $ 10,941    $ 10,493
  Operating and maintenance expenses,
    real estate taxes and insurance ......     (6,719)     (5,497)                                         (5,076)     (4,943)
  Interest expense .......................     (4,387)     (3,941)                                         (3,269)     (3,373)
  Depreciation and amortization ..........     (2,692)     (1,995)                                         (2,074)     (1,959)
                                              --------    --------                                       --------    --------
     Income from real estate .............        236       1,095                                             522         218
                                              --------    --------                                       --------    --------
 Income from mortgage assets
  Prospective yield income ...............      3,884       6,433    $  7,264    $    919    $ 34,512       2,174       3,063
  Income from redemptions and sales ......      5,302       4,263                                           7,725       4,927
  Interest expense .......................       (347)     (2,596)     (4,794)     (5,841)     (6,594)       (152)       (170)
  Provision for reserves .................                            (20,286)    (57,588)     (2,737)
                                             --------    --------    --------    --------    --------    --------    --------
     Income from mortgage assets .........      8,839       8,100     (17,816)    (62,510)     25,181       9,747       7,820
                                             --------    --------    --------    --------    --------    --------    --------
 Income (loss) before administrative
   expenses and other income .............      9,075       9,195     (17,816)    (62,510)     25,181      10,269       8,038
 Administrative expenses .................     (2,983)     (2,216)     (1,949)     (3,104)     (6,355)     (2,759)     (2,802)
 Other income, net .......................        462         723         286         739                     248         708
                                             --------    --------    --------    --------    --------    --------    --------
 Income (loss) before cumulative effect of
   accouting change ......................      6,554       7,702     (19,479)    (64,875)     18,826       7,758       5,944
 Cumulative effect of accounting change ..                            (21,091)
                                             --------    --------    --------    --------    --------    --------    --------
 Net income ..............................   $  6,554    $  7,702    ($40,570)   ($64,875)   $ 18,826    $  7,758    $  5,944
                                             ========    ========    ========    ========    ========    ========    ========
 Per average outstanding share
   Net income (loss) before cumulative
     effect of accounting change .........   $   2.09    $   2.48    $  (6.27)   $ (20.20)   $   6.25    $   2.46    $   1.90
   Cumulative effect of accounting change*                              (6.79)
                                             --------    --------    --------    --------    --------    --------    --------
   Net income (loss) per share ...........   $   2.09    $   2.48    $ (13.07)   $ (20.20)   $   6.25    $   2.46    $   1.90
                                             ========    ========    ========    ========    ========    ========    ========
   Dividends per share ...................   $   2.00    $   0.50    $   1.15    $   2.25    $   7.20    $   1.50    $   1.50
                                             ========    ========    ========    ========    ========    ========    ========
   Weighted average shares outstanding ...      3,141       3,100       3,104       3,209       3,007       3,155       3,137
                                             ========    ========    ========    ========    ========    ========    ========

                                                                  DECEMBER 31,                          SEPTEMBER 30,
                                              -------------------------------------------------------   -------------
                                                1995        1994        1993        1992       1991         1996
                                                ----        ----        ----        ----       ----         ----
CONSOLIDATED BALANCE SHEET DATA
  Apartment and other real estate assets ..   $79,510     $73,056     $ 3,855                              $85,657
  Mortgage assets ........................     11,877      18,965      37,881    $108,623   $ 215,747        5,527
  Total assets ...........................     94,169      96,745      54,068     116,589     219,582       97,644
  Real estate notes payable ..............     49,633      50,693                                           49,564
  Mortgage assets borrowing, net .........      4,495       6,422      22,062      39,517      61,527        1,954
  Stockholders' Equity ...................     37,395      37,100      30,948      75,284     149,585       40,531

---------------------

* Prior to December 1993, the Company followed the practice of writing down the carrying value of a mortgage asset (including an allocated portion of the deferred hedging cost) to its estimated future cash flows. In December 1993, the Company adopted SFAS No. 115, which requires that the carrying value of a mortgage asset be written down to its estimated fair value when its estimated yield is less than a "risk-free yield." As a result, the Company wrote down substantially all its mortgage assets in 1993 to their estimated fair value and recorded a charge of $21,091,000, which was reported as a cumulative effect of accounting change.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                    (IN THOUSANDS EXCEPT FOR PER SHARE DATA)

     The following Unaudited Pro Forma Financial Information presents the results of operations of the Company assuming the acquisition of (i) the Winton Properties, (ii) Winton & Associates (the property manager of the Winton
Properties), and (iii) Pima Mortgage Limited Partnership and Pima Realty Advisors, Inc. (respectively the manager of the Company and property manager of the Company's apartment communities and together the "Pima Entities") for the year ended December 31, 1995 and the nine months ended September 30, 1996 as if the Transactions had been consummated as of January 1, 1995. The Unaudited Pro Forma Combined Balance Sheet Data presents the financial position of the Company, assuming the acquisition of the Winton Properties, Winton & Associates, and the Pima Entities occurred on September 30, 1996. Adjustments necessary to reflect these assumptions and to restate historical combined balance sheets and income statements are presented in the Pro Forma Adjustments columns, which are further described in the Notes to Selected Unaudited Pro Forma Combined Financial Data.

     The historical financial information for the Company is derived from the audited consolidated financial statements of the Company as of and for the year ended December 31, 1995 and the unaudited consolidated financial statements of the Company as of and for the nine months ended September 30, 1996. The historical financial information for the Winton Properties, Winton & Associates, and the Pima Entities is derived from unaudited financial statements of the entities as of and for the year ended December 31, 1995 and the unaudited financial statements of the entities as of and for the nine months ended September 30, 1996, as adjusted to reflect certain preacquisition transactions.

     The unaudited pro forma combined financial statements are not necessarily indicative of what the actual financial position would have been at September 30, 1996 or of the actual results of operations for the year ended December 31, 1995 or the nine months ended September 30, 1996 had the Transactions occurred on the assumed dates described above, nor does it purport to present the future financial position or results of operations of the Company.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       UNAUDITED PRO FORMA COMBINED BALANCE SHEET AS OF SEPTEMBER 30, 1996
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                               ASR, INITIAL AND SUBSEQUENT CLOSINGS
                                 ASR AND INITIAL CLOSINGS COMBINED(D)                                        COMBINED(1)
                                 ------------------------------------                          ------------------------------------
                                                INITIAL                                         SUBSEQUENT  ADDITIONAL
                              ASR       PIMA    CLOSING    WINTON &   PRO FORMA    PRO FORMA     CLOSING     PRO FORMA    PRO FORMA
                           HISTORICAL ENTITIES PROPERTIES ASSOCIATES ADJUSTMENTS   COMBINED(D)  PROPERTIES  ADJUSTMENTS  COMBINED(1)
                           ---------- -------- ---------- ---------- -----------   -----------  ----------  -----------  -----------
Real Estate Investments
 Properties, net of
  depreciation ..........   $66,822            $35,499              $26,772(E)      $129,093      $  18,596   $  3,934(E) $ 151,623
  Restricted cash and
    deferred loan costs .     4,035                                     684(E)         4,719                       304(E)     5,023
  Investments in joint
    ventures ............     2,853                                                    2,853                                  2,853
  Construction in
    progress ............     9,968                                                    9,968                                  9,968
  Land held for
    investment ..........     1,047                                                    1,047                                  1,047
  Other real estate .....       932                                                      932                                    932
                            -------   -----    -------      ----    ---------      ---------      ---------   ---------   ---------
    Total real estate
      investments .......    85,657   $   0     35,499                 27,456        148,612         18,596      4,238      171,446
Mortgage assets .........     5,527                                                    5,527                                  5,527
Cash ....................     5,917                                    (3,224)(E)      2,693                      (864)(E)    1,829
Goodwill ................                                               1,408(F)       1,408                                  1,408
Other assets ............       543     102        119      $ 57                         821                                    821
                            -------   -----    -------      ----    ---------      ---------      ---------   ---------   ---------
    Total assets ........   $97,644   $ 102    $35,618      $ 57    $  25,640      $ 159,061      $  18,596   $  3,374    $ 181,031
                            =======   =====    =======      ====    =========      =========      =========   =========   =========

Liabilities
 Real estate loans ......   $49,564            $35,167                             $  84,731      $  14,144               $  98,875
  Short-term borrowings .     1,954                                                    1,954                                  1,954
  Other liabilities .....     5,595   $ 102                 $ 57                       5,754                                  5,754
                            -------   -----    -------      ----    ---------      ---------      ---------   ---------   ---------
     Total liabilities ..    57,113     102     35,167      $ 57    $       0         92,439         14,144                 106,583
                                                                        5,250(F)
                                                                       (5,250)(F)
                                                                        1,408(F)
Stockholders' Equity ....    40,531                451                 24,232(E)      66,622          4,452   $  3,374(E)    74,448
                            -------   -----    -------      ----    ---------      ---------      ---------   ---------   ---------
      Total Liabilities
        and Stockholders'
        Equity ..........   $97,644   $ 102    $35,618      $ 57    $  25,640      $ 159,061      $  18,596   $  3,374    $ 181,031
                            =======   =====    =======      ====    =========      =========      =========   =========   =========
Weighted average common
 shares outstanding .....     3,141                                                    4,706                                  5,096
                            =======                                                =========                              =========
Book value per weighted
 average common shares
 outstanding(M) .........   $ 12.90                                                 $   14.16                             $   14.61
                            =======                                                ==========                             =========

         See Notes to Unaudited Pro Forma Combined Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 UNAUDITED PRO FORMA COMBINED INCOME STATEMENT FOR YEAR ENDED DECEMBER 31, 1995
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                                         ASR, INITIAL AND SUBSEQUENT
                                                         ASR AND INITIAL CLOSINGS COMBINED                     CLOSINGS COMBINED
                                    --------------------------------------------------------------- --------------------------------
                                                          INITIAL                                   SUBSEQUENT ADDITIONAL
                                        ASR      PIMA    CLOSING   WINTON &   PRO FORMA   PRO FORMA   CLOSING   PRO FORMA  PRO FORMA
                                    HISTORICAL ENTITIES PROPERTIES ASSOCIATES ADJUSTMENTS  COMBINED PROPERTIES  ADJUSTMENTS COMBINED
                                    ---------- -------- ---------- ---------- ----------- --------- ----------  ----------- --------
Real Estate Operations                                                                              $  3,934               $ 28,541
 Rental income ..................... $14,034             $ 10,573                         $ 24,607                              878
 Property management fees ..........           $  1,010            $    770   ($ 902)(G)       878                              270
 Commissions and other income ......                270                                        270    ------    ------     --------
                                      ------   --------  --------  --------   ------      --------     3,934                 29,689
   Total real estate income ........  14,034      1,280    10,573       770     (902)       25,755    ------    ------     --------
                                      ------   --------  --------  --------   ------      --------    (1,385)               (10,755)
 Operating and maintenance expenses   (5,259)      (865)   (3,465)     (683)     902(G)     (9,370)     (515)                (3,272)
 Real estate taxes and insurance ...  (1,460)              (1,297)                          (2,757)     (750)   ($ 175)(L)   (6,258)
 Depreciation and amortization .....  (2,692)       (51)   (2,186)      (13)    (391)(L)    (5,333)   ------    ------     --------
                                      ------   --------  --------  --------   ------      --------
  Real estate operating                                                                               (2,650)     (175)     (20,285)
    expenses .......................  (9,411)      (916)   (6,948)     (696)     511       (17,460)   ------    ------     --------
                                      ------   --------  --------  --------   ------      --------
  Real estate operating                                                                                1,284      (175)       9,404
    income .........................   4,623        364     3,625        74     (391)        8,295    ------    ------     --------
                                      ------   --------  --------  --------   ------      --------

Mortgage Asset Income                                                                                                         4,100
 Prospective yield income...........   3,884                                     216(H)      4,100
 Income from redemptions                                                                                                      5,302
   and sales .......................   5,302                                                 5,302    ------    ------     --------
                                      ------   --------  --------  --------   ------      --------
 Income from mortgage                                                                                      0         0        9,402
   assets ..........................   9,186          0         0                216         9,402    ------    ------     --------
                                      ------   --------  --------  --------   ------      --------

Other Operating Income
 and Expenses                                                                                                                   (70)
 Amortization of goodwill ..........                                             (70)(J)       (70)                               0
 Management fees ...................                590                         (590)(H)         0                           (2,961)
 Administrative expenses ...........  (2,983)      (589)                         611(H)     (2,961)   ------    ------     --------
                                      ------   --------  --------  --------   ------      --------
   Other operating income                                                                                  0         0       (3,031)
    and expenses ...................  (2,983)         1         0         0      (49)       (3,031)   ------    ------     --------
                                      ------   --------  --------  --------   ------      --------     1,284                 15,775
Operating Income ...................  10,826        365     3,625        74     (224)       14,666                 (43)(I)      261
Interest and other income ..........     462         52         0         3     (213)(I)       304
Interest expense                                                                                      (1,072)                (8,458)
 Real estate loans .................  (4,387)              (2,999)                          (7,386)                            (354)
 Other borrowings ..................    (347)                   0        (7)                  (354)   ------    ------     --------
                                      ------   --------  --------  --------   ------      --------    $  212    ($ 218)    $  7,223
Net Income .........................  $6,554   $    417  $    626  $     70   ($ 438)     $  7,229    ======    ======     ========
                                      ======   ========  ========  ========   ======      ========                         $   1.42
Net income per share(M) ............  $ 2.09                                              $   1.54                         ========
                                      ======                                              ========
Dividends declared per share .......  $ 2.00
                                      ======                                                                                  5,096
Weighted average common                                                                                                    ========
  shares outstanding ...............   3,141                                                 4,706
                                      ======                                              ========

       See Notes to Unaudited Pro Forma Combined Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         UNAUDITED PRO FORMA COMBINED INCOME STATEMENT FOR NINE MONTHS
                            ENDED SEPTEMBER 30, 1996
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                                     ASR, INITIAL AND SUBSEQUENT
                                                ASR AND INITIAL CLOSINGS COMBINED                          CLOSINGS COMBINED
                              ------------------------------------------------------------------ -----------------------------------
                                                    INITIAL                                       SUBSEQUENT ADDITIONAL
                                  ASR      PIMA     CLOSING   WINTON &    PRO FORMA    PRO FORMA   CLOSING   PRO FORMA    PRO FORMA
                              HISTORICAL ENTITIES  PROPERTIES ASSOCIATES  ADJUSTMENTS  COMBINED  PROPERTIES  ADJUSTMENTS   COMBINED
                              ---------- --------- ---------- ----------  -----------  --------- ----------  -----------  ---------
Real Estate Operations
 Rental income ............... $ 10,941             $  7,922                           $ 18,863  $ 2,857                 $ 21,720
 Property management fees ....            $   688              $ 746       ($696)(G)        738              ($ 97)(G)        641
 Commissions and other
   income.....................                 36                                            36                                36
                               --------  --------   --------   -----       -----       --------  -------     -----       --------
   Total real estate income ..   10,941       724      7,922     746        (696)        19,637    2,857       (97)        22,397
                               --------  --------   --------   -----       -----       --------  -------     -----       --------
 Operating and maintenance
   expenses ..................   (4,007)     (559)    (2,723)   (544)        696(G)      (7,137)  (1,106)       97(G)      (8,146)
 Real estate taxes and
   insurance .................   (1,069)              (1,001)                            (2,070)    (413)                  (2,483)
 Depreciation and amortization   (2,074)      (19)    (1,640)               (303)(L)     (4,036)    (563)     (131)(L)     (4,730)
                               --------  --------   --------   -----       -----       --------  -------     -----       --------
    Real estate operating
      expenses ...............   (7,150)     (578)    (5,364)   (544)        393        (13,243)  (2,082)      (34)       (15,359)
                               --------  --------   --------   -----       -----       --------  -------     -----       --------
    Real estate operating
      income .................    3,791       146      2,558     202        (303)         6,394      775      (131)         7,038
                               --------  --------   --------   -----       -----       --------  -------     -----       --------

Mortgage Asset Income
 Prospective yield income ....    2,174                                      150(H)       2,324                             2,324
 Income from redemptions and
   sales .....................    7,725                                                   7,725                             7,725
                               --------  --------   --------   -----       -----       --------  -------     -----       --------
 Income from mortgage assets .    9,899         0          0                 150         10,049        0         0         10,049
                               --------  --------   --------   -----       -----       --------  -------     -----       --------

Other Operating Income and
 Expenses
 Amortization of goodwill ....                                               (53)(J)        (53)                              (53)
 Management fees .............                430                           (430)(H)          0                                 0
 Administrative expenses .....   (2,759)     (404)                           431(H)      (2,732)                           (2,732)
                               --------  --------   --------   -----       -----       --------  -------     -----       --------
 Other operating income
   and expenses ..............   (2,759)       26          0                 (52)        (2,785)       0         0         (2,785)
                               --------  --------   --------   -----       -----       --------  -------     -----       --------
Operating income .............   10,931       172      2,558     202        (205)        13,658      775                   14,302
Interest and other income ....      248        39                           (160)(I)        127                (32)(I)         95
Interest expense
 Real estate loans ...........   (3,269)              (2,210)                            (5,479)    (666)                  (6,145)
  Other borrowings ...........     (152)                                                   (152)                             (152)
                               --------  --------   --------   -----       -----       --------  -------     -----       --------
Net income ................... $  7,758  $    211   $    348   $ 202       ($365)      $  8,154  $   109     ($163)      $  8,100
                               ========  ========   ========   =====       =====       ========  =======     =====       ========
Net income per share(M) ...... $   2.46                                                $   1.73                          $   1.59
                               ========                                                ========                          ========
Dividends declared per share . $   1.50
                               ========
Weighted average common
 shares outstanding ..........    3,155                                                   4,720                             5,110
                               ========                                                ========                          ========

       See Notes to Unaudited Pro Forma Combined Financial Statements.
                                       18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1. Overview. The Unaudited Pro Forma Combined Income Statements are presented as if the acquisition of 11 of the 14 Winton Properties, Winton & Associates, and the Pima Entities (the "Initial Closing") and the acquisition of three additional Winton Properties, the closing of which is to occur on or before May 1, 1997 assuming specified operating income levels are achieved by the properties (the "Subsequent Closing"), occurred as of January 1, 1995. The Unaudited Pro Forma Combined Balance Sheet is presented assuming the Transactions occurred on September 30, 1996.

   The Transactions are expected to be recorded as purchases in accordance with generally accepted accounting principles, and accordingly the assets and liabilities being acquired are presented at the estimated acquisition prices.

   The Combination Agreement provides as follows:

   (A) The 14 Winton Partnerships owning the Winton Properties will contribute the Winton Properties to Heritage LP in which the Company will be the general partner and Heritage LP will (i) assume or refinance existing loans totaling approximately $49,300,000, based on loan balances as of September 30, 1996, (ii) pay $1,600,000 in cash, and (iii) issue approximately 1,623,000 LP Units with each LP Unit convertible into one share of the Company's Common Stock after one year. The actual number of LP Units to be issued in connection with acquisition of the Winton Properties will be adjusted for changes in the principal balance of the assumed and refinanced loans at the closing dates divided by $18.10. For financial reporting purposes, the LP Units are valued at a fair value of $20.038, determined based upon the average closing price of the Company's Common Stock on the Amex for the 10-day period prior to public announcement of the Transactions on November 19, 1996.

   (B) The Company will acquire Winton & Associates for 70,284 shares of the Company's Common Stock. The price being paid for Winton & Associates of $1,408,000, was determined in accordance with generally accepted accounting principles based on the fair value share price of $20.038, determined based upon the average closing price for the 10-day period prior to public announcement of the Transactions on November 19, 1996.

   (C) The Company will acquire the Pima Entities for approximately 262,000 shares of the Company's Common Stock. The price being paid for the Pima Entities of $5,250,000 was negotiated between the owners of the Pima Entities, who are also officers and directors of the Company, and the Special Committee of the Board of Directors. The Special Committee obtained an opinion from Oppenheimer as to the fairness, from a financial point of view, of the consideration to be paid. The number of shares of Common Stock to be issued was determined by dividing the price by $20.038, the fair value of the shares issued, determined based upon the average closing price for the 10-day period prior to public announcement of the Transactions on November 19, 1996.

   (D) The Combination Agreement provides for acquisition of 11 of the 14 Winton Properties, Winton & Associates, and the Pima Entities at the Initial Closing. The remaining three Winton Properties will be acquired at the Subsequent Closing on or before May 1, 1997, assuming that operating income for the properties achieves certain specified levels prior to that time. The Pro Forma statements show the combined results of the Company and the Initial Closing and the Company and both the Initial and Subsequent Closings.

2. Pro Forma Condensed Balance Sheet Adjustments As Of September 30, 1996.

   (E) The purchase price for financial reporting purposes for the 14 Winton Properties is $83,420,000 based on the fair value of shares of Common Stock or LP Units to be issued in connection with the Exchange Offer and Asset Transfer of $20.038, determined based upon the average closing price of the Company's Common Stock on the Amex for the 10-day period prior to the public announcement of the Transactions on November 19, 1996.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 INITIAL     SUBSEQUENT
                                                                CLOSINGS      CLOSINGS
                                                             DEBIT-(CREDIT) DEBIT-(CREDIT)
                                                             -------------- --------------
Purchase price of Winton Properties .......................     $ 61,190       $ 22,230
Estimated transaction costs ...............................        1,200            300
Less historical carrying value of the Winton Properties
  Properties, net of depreciation .........................      (35,499)       (18,596)
  Other assets ............................................         (119)
                                                                --------       --------
    Increase to real estate ...............................     $ 26,772       $  3,934
                                                                --------       --------
Required escrow deposits ..................................          234            104
Estimated loan and assumption fees ........................          450            200
                                                                --------       --------
    Increase in restricted cash and deferred loan costs ...          684            304
                                                                --------       --------
Estimated transaction costs ...............................       (1,200)          (300)
Cash payment to Sellers ...................................       (1,340)          (260)
Required escrow deposits and loan and assumption fees .....         (684)          (304)
                                                                --------       --------
    Decrease in cash ......................................       (3,224)          (864)
                                                                --------       --------
Increase in equity resulting from issuance of Common
  Stock and LP Units ......................................      (24,232)        (3,374)
                                                                --------       --------
                                                                $      0       $      0
                                                                ========       ========

   (F) The purchase price for financial reporting purposes for Winton & Associates is $1,408,000 based on 70,284 shares valued at a fair value of $20.038, determined based upon the average closing price of the Company's Common Stock on the Amex during the 10-day period prior to public announcement of the Transactions on November 19, 1996. Because the purchase of Winton & Asociates results from acquisition of a business from a third party, the cost attributable to the purchase is being charged to goodwill in the Unaudited Pro Forma Combined Financial Statements and will be amortized to expense over a 20-year period. The purchase price for the Pima Entities is $5,250,000 based on 262,000 shares valued at a fair value of $20.038, determined based upon the average closing price of the Company's Common Stock on the Amex for the 10-day period prior to public announcement of the Transactions on November 19, 1996 as negotiated between representatives of the Pima Entities and the Special Committee in consultation with their advisor. The cost attributable to the purchase of the Pima Entities of $5,250,000 will be assigned to the contracts between the Company and the Pima Entities. As the contracts will be effectively terminated, the costs will be charged to contract termination expenses in 1997. Since the costs of acquiring the contracts will not be a recurring expense, no adjustment is made in the Unaudited Pro Forma Combined Financial Statements.

         The adjustments to record the purchase of Winton & Associates are:

                                                      INITIAL       SUBSEQUENT
                                                      CLOSINGS       CLOSINGS
                                                   DEBIT-(CREDIT) DEBIT-(CREDIT)
                                                   ------------- --------------
Increase in goodwill in excess of carrying value...   $ 1,408
Increase in equity resulting from issuance of
 Common Stock .....................................    (1,408)
                                                      -------
                                                      $     0
                                                      =======
The adjustments to record the purchase of the Pima
 Entities are:
 Charge to equity for write off of Pima Entities
 purchase price as a contract termination expense
 (see above).......................................   $ 5,250
Increase in equity resulting from issuance of
 Common Stock .....................................    (5,250)
                                                      -------
                                                      $     0
                                                      =======
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   3. Pro Forma Condensed Combined Income Statement Adjustment For The Nine Months Ended September 30, 1996 and Year Ended December 31, 1995.

   (G) The Combination Agreement provides for the Company to acquire Winton & Associates and the Pima Entities. Winton & Associates provides property management services relating to the Winton Properties, and Pima Realty provides property management services on the Company's properties. The adjustments to eliminate the property management fees previously charged are as follows:

                                                   INITIAL        SUBSEQUENT
                                                   CLOSINGS        CLOSINGS
                                                --------------    -----------
                                                1995      1996    1995   1996
                                                ----      ----    ----   ----
          Pima Realty .......................   $428      $330
          Winton & Associates ...............    474       366           $ 97
                                                ----      ----           ----
                                                $902      $696           $ 97
                                                ====      ====           ====

   (H) The Combination Agreement provides for the acquisition of Pima Mortgage, which provides advisory and bond administration services to the Company on a fee basis pursuant to a management agreement. As part of the Combination Agreement, the Company will enter into the Employment Agreements with the three officers of the corporate partners of Pima Mortgage. As a result of the Pima Mortgage Merger, the Company expects to eliminate the expenses incurred by Pima Mortgage (consisting of salaries to the officers of the corporate partners) offset by costs incurred by the Company under the Employment Agreements. The adjustments to reflect elimination of the advisory and bond administration fees, elimination of the Pima Mortgage expenses, and the addition of salaries to be paid by the Company are:

                                                               1995       1996
                                                               -----     -----
          Elimination of bond administration fees expense ..   $ 216     $ 150
                                                               =====     =====
          Elimination of management fee income
           Bond administration fee income ..................   ($216)    ($150)
           Management fee income ...........................    (374)     (280)
                                                               -----     -----
            Total ..........................................   ($590)    ($430)
                                                               =====     =====
          Elimination of management fees expense and
           addition of salary expense
           Elimination of management fee expense ...........   $ 374     $ 280
           Elimination of Pima Mortgage salary expenses .....    574       404
           Addition of salaries under employment agreements .   (337)     (253)
                                                               -----     -----
            Reduction in operating expenses ................   $ 611     $ 431
                                                               =====     =====

   (I) To eliminate interest and dividend income on certain assets of the Pima Entities not acquired by the Company and to reduce the Company's interest income to reflect cash used in the Transactions.

                                                         INITIAL      SUBSEQUENT
                                                         CLOSINGS      CLOSINGS
                                                        -----------  -----------
                                                        1995   1996  1995   1996
                                                        ----   ----  ----   ----
          Elimination of the Pima Entities' income ...  $ 52   $ 39
          Reduction of the Company's interest income..   161    121   $43    $32
                                                       -----  -----  ----  -----
            Reduction of other income ................  $213   $160   $43    $32
                                                       =====  =====  ====  =====

   (J) To amortize the recorded purchase price of Winton & Associates over a 20-year period. The cost attributable to the purchase of the Pima Entities ($5,250,000) will be accounted for in 1997 as a charge to contract termination expenses. Since the contract termination expense will not be a recurring expense, no adjustment is made in the Unaudited Pro Forma Combined Financial Statement. See Note (F) above.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   (K) The acquired entities include 14 independent partnerships and Pima Mortgage for which there are no common partnership interests. As a result, no historical or pro forma amounts for either book value or net income per share are calculable for such entities.

   (L) Increase in depreciation and amortization charges relating to the Winton Properties to reflect depreciation and amortization based on ASR's purchase price calculated utilizing an estimated life of 27.5 years on the property, seven years on personal property and improvements, the remaining life on loan costs and acquisition costs allocated 85% to buildings and improvements in accordance with ASR's estimated allocations:

                                          DEPRECIATION OR  INITIAL    SUBSEQUENT
                                           AMORTIZATION    CLOSING     CLOSING
                                               LIFE       PROPERTIES  PROPERTIES
                                          --------------- ----------  ----------
          Acquisition costs allocated to:
           Land ............................               $ 9,976     $ 3,815
           Buildings ........................  27.5         46,607      16,573
           Personal property and improvement      7          4,607       1,842
                                                           -------     -------
                                                            61,190      22,230
           Transaction and loan costs  .....      7          1,650         500
                                                           -------     -------
                                                           $62,840     $22,730
                                                           =======     =======

   The resulting adjustment to depreciation and amortization is:

                                                  YEAR ENDED             NINE MONTHS ENDED
                                               DECEMBER 31, 1995        SEPTEMBER 30, 1996
                                          ------------------------- -------------------------
                                             INITIAL     SUBSEQUENT    INITIAL     SUBSEQUENT
                                             CLOSING      CLOSING      CLOSING      CLOSING
                                            PROPERTIES   PROPERTIES   PROPERTIES   PROPERTIES
                                          ------------ ------------ ------------ ------------
     Pro forma depreciation and
      amortization expense based on
      allocated cost of assets acquired...  $ 2,590      $ 925        $ 1,943      $ 694
     Less historical depreciation and
        amortization:
      Winton & Associates ................      (13)
      Winton Properties (adjusted to
        assume ownership during the
        entire period shown) .............   (2,186)      (750)        (1,640)      (563)
                                             ------       ----         ------       ----
     Pro forma adjustment ................  $   391      $ 175        $   303      $ 131
                                            =======      =====        =======      =====

   (M) Although the Company believes that funds from operations ("FFO") is a measure commonly reported and widely used by analysts, investors, and other interested parties in the REIT industry as a measure of performance of an equity REIT, all REITs and financial analysts do not calculate FFO in the same manner and, as a result, FFO as used in this Proxy Statement may not be comparable to similarly titled measures as reported by other companies. FFO is generally defined as net income plus certain non-cash items (primarily depreciation and amortization), less gains from sales of assets and after adjustments for unconsolidated partnerships and joint ventures. As a result, FFO provides a view of REIT performance without regard to depreciation and amortization, gains on sales of assets, and corresponding income and expenses in unconsolidated partnerships and joint ventures. The Company considers income from redemptions and sales of mortgage assets to be similar in nature to gains from sales of real estate and has thus excluded such income in determining the Company's FFO, as modified. Other adjustments consist of depreciation and amortization and amortization of goodwill. FFO, as modified, should not be considered as an alternative to net income (determined in accordance with generally
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         accepted accounting principles) as an indication of the Company's financial performance or to cash flow through operating activities
         (determined   in  accordance   with   generally   accepted   accounting
         principles) as a measure of liquidity. Funds from operations, as presented, differs from cash flow through operating activities (determined in accordance with generally accepted accounting principles) as (i) funds from operations excludes income from sales and redemptions of mortgage assets which are included in cash flow through operating activities and (ii) funds from operations is not adjusted for changes in accrual as is cash flow through operating activities. Funds from operations is also not adjusted for cash flow through investing of financing activities (determined in accordance with generally accepted accounting principles). FFO, as modified, is calculated as follows:

                                                        PRO FORMA COMBINED
                                             FOR NINE MONTHS ENDED SEPTEMBER 30, 1996
                                          ---------------------------------------------
                                                         ASR AND   ASR, INITIAL CLOSINGS
                                                         INITIAL       & SUBSEQUENT
                                               ASR       CLOSINGS        CLOSINGS
                                            HISTORICAL   COMBINED        COMBINED
                                            ----------   --------        --------
     Net Income ..........................    $ 7,758    $ 8,154        $ 8,100
     Depreciation and amortization  ......      2,074      4,036          4,730
     Adjustment for unconsolidated                287        287            287
       joint ventures ....................
     Amortization of goodwill ............                    53             53
     Income from redemptions and sales of
       mortgage assets ...................     (7,725)    (7,725)        (7,725)
                                               ------     ------         ------
     Funds from operations, as modified  .    $ 2,394    $ 4,805        $ 5,445
                                              =======    =======        =======

--------------------------------------------------------------------------------

                                  RISK FACTORS

   In addition to the other information set forth herein, the following risk factors should be considered by the stockholders of the Company in evaluating whether to approve the Combination Proposal.

RISKS RELATING TO THE TRANSACTIONS

  Exchange Values May Not Reflect Value Of Assets

   The number of LP Units to be issued by Heritage LP in the Asset Transfer and the number of shares of Common Stock to be issued by ASR in the Exchange Offer has been established based upon the Exchange Values assigned to the assets and liabilities of the Winton Partnerships. The total Exchange Values assigned to the Winton Partnerships were determined by arms-length negotiations between Mr. Winton and ASR based on the agreed fair market values of the properties owned by the Winton Partnerships and the debt thereon to be assumed or repaid by Heritage LP, and the Exchange Values allocated to each Winton Partnership were determined by such negotiations, subject to the input of Mr. Winton, which was agreed to by ASR. There can be no assurance that the Exchange Values reflect the value of the Winton Properties.

  Affiliated Transaction

   Members of the management and the Board of Directors of the Company have certain interests in the Pima Realty Merger and the Pima Mortgage Merger that are in addition to the interests of stockholders of the Company in general. Messrs. Grove, Parise, and Chan are the sole shareholders of JG Mortgage, FP Mortgage, and JC Mortgage, respectively. In addition, Messrs. Grove, Parise, and Chan own all of the outstanding shares of common stock of Pima Realty, constituting all of the outstanding capital stock of Pima Realty. Pursuant to the terms of Pima Realty/Pima Mortgage Merger Agreement, Messrs. Grove, Parise, and Chan will collectively receive an aggregate of 262,000 shares of the Company's Common Stock in the Pima Mergers.

  Non-Survival of Representations and Warranties

   The Winton Partnerships have made various representations and warranties with respect to their respective business, properties, and financial conditions as well as the accuracy and completeness of the information supplied by them. See "The Transactions -- The Asset Transfer -- Representations and Warranties." In addition, the Winton Partners participating in the Exchange Offer have made various representations and warranties to the Company with respect to their ownership of Winton Partnership Interests being exchanged in the Exchange Offer; their authority to sell such Winton Partnership Interests; their good title to such Winton Partnership Interests; and their suitability to acquire the Company's Common Stock. See "The Transactions -- The Exchange Offer -- Representations and Warranties." These representations and warranties will not survive the Closing. As a result, the Company will not have the ability to obtain any recoveries against the Winton Partnerships or the Winton Partners in the event of a breach of any of these representations and warranties.

  Difficulty in Integrating Business Operations

   Although certain members of the management of the Company have extensive experience in managing the business and operations of apartment communities, there can be no assurance that the Company will be able to manage effectively the combined operations of the Company, the Approving Winton Partnerships, Pima Mortgage, Pima Realty, and Winton & Associates or achieve the Company's operating and growth strategies. The integration of the management, operations, and facilities of the Company, the Approving Winton Partnerships, Winton &
Associates, Pima Mortgage, and Pima Realty, and other businesses that the Company may acquire could involve unforeseen difficulties, which could have a material adverse effect on the Company's business, financial condition, and operating results.

   The Company has conducted due diligence reviews of each of the Winton Properties, has received representations and warranties regarding each of the Winton Properties, and has negotiated certain price adjustments with respect to the acquisition of the property and assets of each of the Winton Partnerships. The Company intends to pursue any future acquisitions on a similar basis. There can be no assurance, however, that unforeseen liabilities will not arise in connection with the operation of the Winton Properties, Pima Mortgage, Pima Realty, Winton & Associates, or future acquired businesses or that any contractual purchase price adjustments or other remedies available to the Company will be sufficient to compensate the Company in the event unforeseen liabilities arise.

   The Company anticipates using the opportunities created by the combination of Pima Mortgage, Pima Realty, Winton & Associates, and each of the Winton Properties to effect what the Company believes will be substantial cost savings, including a reduction in operating expenses, as a result of the internalization of the Company's management. Significant uncertainties, however, accompany any business combination, and there can be no assurance that the Company will be able to achieve its anticipated integration of facilities, functions, management, and personnel in order to achieve operating efficiencies as a result of the Transactions or any future acquisitions. The inability to achieve the anticipated operating efficiency could have a material adverse effect on the Company's business, financial condition, and operating results.

  Mortgage Debt

   Upon the consummation of the Transactions, the Company will either assume or refinance $49,311,000 in mortgage debt attributable to the Winton Properties. As of September 30, 1996, on a pro forma basis after giving effect to the consummation of the Transactions, the Company would have had approximately $98,875,000 of mortgage debt. The ability of the Company to make payments of principal and interest on its mortgage debt will depend primarily upon its future financial performance. Many factors, some of which will be beyond the Company's control (such as prevailing economic conditions), will affect the Company's financial performance. There can be no assurance that the Company will be able to generate sufficient cash flow to cover required interest and principal payments for its mortgage debt.

  Heritage  Residential  Subject to Additional Liabilities

   As a result of the Pima Mergers and the Associates Merger, Heritage Residential, a subsidiary of the Company, will succeed to the liabilities of Pima Realty, Pima Mortgage, and Winton & Associates, including, among other things, liabilities relating to employees. As a result of the Pima Mergers and the Associates Merger, Heritage Residential will directly employ persons that are currently employees of Pima Realty, Pima Mortgage, and Winton & Associates. As an employer, Heritage Residential will be subject to those potential liabilities that are commonly faced by employers, such as workers' disability and compensation claims, potential labor disputes, and other employee-related grievances.

  Resale of Common Stock

   Neither the shares of Common Stock issued in the Exchange Offer nor the LP Units issued in the Asset Transfer will be registered under the Securities Act. Consequently, except as described below, following the Transactions, holders of LP Units or Common Stock will not be entitled to resell such securities without complying with the registration requirements of the Securities Act or an exemption from such registration requirements. The Company has agreed to register for resale the Common Stock issued to Winton Partners in the Exchange Offer or received by Winton Partners upon the conversion of LP Units issued in connection with the Asset Transfer. See "The Transactions -- The Exchange Offer -- Exchange Offer Registration Agreement and Listing of Common Stock" and "The Transactions -- The Asset Transfer -- Asset Transfer Registration Agreement and Listing of Common Stock." Sales of substantial amounts of shares of the Company's Common Stock by the former Winton Partners may adversely affect the trading price of the Company's Common Stock.

  Indemnification of Don W. Winton

   Under the Combination Agreement, Heritage LP has agreed to indemnify and hold harmless Mr. Winton in the event that Mr. Winton becomes a party to or a witness, or other participant in, or is threatened to be made a party to or a witness, or other participant in, a threatened, pending, or completed action, suit, investigation, or proceeding, and appeal thereof, whether civil, criminal, administrative or investigative, and/or any inquiry or investigation by reason of or arising out of Mr. Winton having been the general partner of an Approving Winton Partnership. The maximum amount of such indemnification

(which covers expenses, judgments, fines, penalties, and amounts paid in settlement) will be equal to the aggregate value of the assets and properties contributed by the Approving Winton Partnerships to Heritage LP in the Asset Transfer on the Closing Date.

  Other Relationships with Don W. Winton

   In January 1997, Mr. Winton and the Company entered into an agreement under which the Company will have the option to purchase certain apartment communities that Mr. Winton or partnerships in which Mr. Winton is a partner (together the "Optionor") may acquire the right to purchase. To the extent that the Company exercises its option to acquire such a property, the Company will have the right to sell and the Optionor the right to buy shares of the Company's Common Stock in an amount equal to the cash portion of the purchase price of the apartment community subject to the option, at prices ranging from $18.10 to $21.00 per share, subject to a maximum of $5.0 million in the Company's Common Stock.

REAL ESTATE INVESTMENT CONSIDERATIONS

  General

   Real property investments are subject to varying degrees of risk. The yields available from equity investments in real estate depend on the amount of income earned and capital appreciation generated by the related properties as well as the expenses incurred. If the Company's properties do not generate revenues sufficient to meet operating expenses, including debt service and capital expenditures, the Company's cash flow and ability to make distributions to its stockholders will be adversely affected. The revenues from and value of the properties may be adversely affected by the general economic climate (including unemployment rates), local conditions such as oversupply of competing properties or a reduction in demand for properties in the area, the attractiveness of the properties to tenants, competition from other available properties, the affordability of single family homes, the ability of the Company to provide adequate maintenance and insurance, and increased operating costs (including real estate taxes and utilities). Certain significant expenditures associated with an investment in real estate (such as mortgage payments, real estate taxes, insurance, and maintenance costs) generally are not reduced when circumstances cause a reduction in revenue from the investment. If a property is mortgaged to secure payment of indebtedness and the Company is unable to meet its mortgage payments, a loss could be sustained as a result of foreclosure on the property by the mortgage. In addition, income from properties and real estate values are also affected by a variety of other factors, such as governmental regulations and applicable laws (including real estate, zoning, and tax laws), interest rate levels, and the availability of financing.

  Illiquidity of Real Estate

   Real estate investments are relatively illiquid and, therefore, will tend to limit the Company's ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, the Internal Revenue Code of 1986, as amended (the "Code"), places limits on the Company's ability to sell properties held for fewer than four years, which may affect the Company's ability to sell properties without adversely affecting returns to holders of Common Stock.

  Dependence on Specific Regions

   The Company's properties are concentrated in the southwestern region of the United States (particularly in Arizona, New Mexico, and Texas) and consist entirely of multifamily properties. The Winton Properties are concentrated in the states of Texas and Washington. The Company's performance will be limited to economic conditions in those areas and in the market for multifamily properties located in those areas.

  Future Property Acquisitions

   The Company continually evaluates potential acquisitions of properties and enterprises owning properties. There can be no assurance, however, that the Company will be able to acquire any additional properties or property owners, that any acquisitions that are completed will be on terms favorable to the Company, that costs of improvements will not exceed original estimates, or that any acquired properties will perform in accordance with expectations or improve the overall performance of the Company.

  Operating Risks

   The Company's properties are subject to all operating risks common to apartment communities in general. These risks include competition from other apartment communities and alternative housing; new construction of competing properties or increases in unemployment in the areas in which the Company's properties are located, either or both of which may adversely affect occupancy or rental rates; increases in operating costs resulting from inflation and other factors, which increases may not necessarily be offset by increased rents; the inability or unwillingness of residents to pay rent increases; future enactment of rental control laws or other laws regulating multifamily housing, including current and possible future laws relating to access by disabled persons; and disagreements with joint venture partners or other real estate co-investors. If operating expenses increase, the local rental market may limit the extent to which rents may be increased to meet increased expenses without decreasing occupancy rates. The occurrence of any of these factors could adversely affect the Company's operating performance and its distributions to stockholders.

  Potential Environmental Liability

   Under various federal, state, and local laws, ordinances and regulations, an owner or operator of real estate may be held liable for the costs of removal or remediation of certain hazardous or toxic substances located on or in the property. These laws often impose such liability without regard to whether the owner or operator knew of, or was responsible for, the presence of the hazardous or toxic substances. The presence of such substances, or the failure to remediate such substances properly, may adversely affect the owner's ability to sell or rent the property or to borrow using the property as collateral. In addition to investigation and clean-up actions brought by federal, state, and local agencies, the presence of hazardous wastes on a property could result in personal injury or similar claims by private plaintiffs. The Company has not been notified by any governmental authority of any noncompliance, liability, or other claim in connection with its properties. Other federal and state laws require the removal of damaged asbestos- containing material in the event of remodeling or renovation.

   All of the current properties have been subject to a Phase I environmental site assessment and limited asbestos survey (which involve inspection without soil or groundwater analysis) by independent environmental consultants engaged by the Company at the time of acquisition. As a result of the findings of the Phase I environmental assessment, a Phase II assessment involving soil and groundwater testing was performed at four properties by independent environmental consultants. The assessment shows that the groundwater at one of the properties is contaminated. Based on the report of the environmental engineers, the Company believes that the contamination has been caused by a nearby service station and that the owner of the station has commenced clean-up procedures under the direction of the local governmental authority. The Company has informed the local governmental authority of the groundwater contamination and asked the authority to expand the clean-up procedures to include the Company's property. The Company believes that the environmental liability for its property would not have a material adverse effect on the Company's business or results of operations.

   The Company has determined that there are minor amounts of asbestos-containing materials ("ACMs") in five of the Company's properties. The Company maintains an Operations and Maintenance Program that details operating procedures with respect to ACMs prior to any renovation and that requires periodic inspection by the Company's employees for any change in condition of existing ACMs.

   In addition, the apartment site under development in Tempe, Arizona was formerly used for agricultural purposes and a portion of the site was used as the runway for a pesticide aerial application firm located adjacent to the apartment site. The site of the pesticide aerial application firm is currently a subject of remediation by the U.S. Environmental Protection Agency ("EPA") and the Arizona Department of Environmental Quality ("ADEQ"). Extensive soil tests on the apartment site revealed that a few samples contained minor amounts of toxaphene above the regulatory level. The Company engaged an independent environmental consulting firm to conduct a "site specific risk assessment" to evaluate the potential threat to human health based on exposures and conditions unique to the site. The consulting firm's report indicates that the potential threat is minimal and no further action is necessary prior to the development of the site as an apartment community. The EPA and ADEQ have not required the Company to take any remedial actions on the site. The agencies also have not informed the Company of any regulatory actions on the site.

   Except as set forth above, the reports have not revealed any environmental liability, nor is the Company aware of any environmental liability, that the Company believes would have a material adverse effect on the Company's business, assets, or results of operation. No assurance, however, can be given that these reports reveal all environmental liabilities, or that no prior owner created any material environmental condition not known to the Company or that future uses and conditions (including changes in applicable environmental laws and regulations) will not result in imposition of environmental liability. In the event the Company discovers a material environmental condition relating to any of its properties, the Company could be required to expend funds to remedy such condition.

  Uninsured Loss

   The Company carries comprehensive liability, fire, flood (where applicable), extended coverage, and rental loss insurance with policy specifications, hits, and deductibles customarily carried for similar properties. There are, however, certain types of extraordinary losses (such as losses resulting from earthquakes) that may be either uninsurable or not economically insurable. Should an uninsured loss occur, the Company could lose its investment in and anticipated profits and cash flow from a property and would continue to be obligated on any mortgage indebtedness on the property.

  Americans  with Disabilities Act

   The Company's properties must comply with Title III of the Americans with Disabilities Act (the "ADA") to the extent that the properties are "public accommodations" and/or "commercial facilities" as defined by the ADA. Compliance with the ADA requirements could require removal of structural barriers to handicapped access in certain public access areas of the Company's properties, where such removal is "readily achievable." The ADA does not, however, consider residential properties, such as apartment communities, to be public accommodations or commercial facilities, except to the extent por- tions of such facilities, such as a leasing office, are open to the public. The Company believes that the properties comply with all present requirements under the ADA. Noncompliance with the ADA could result in imposition of fines or an award of damages to private litigants if required changes involve a greater expenditure than the Company currently anticipates, or if the changes must be made on a more accelerated basis than it anticipates, the Company's operations could be adversely affected. No specific regulations have been promulgated under the ADA and, thus, it is uncertain how enforcement of the ADA would affect specific building attributes.

  Fair Housing Amendments Act of 1988

   The Fair Housing Amendments Act of 1988 (the "FHA") requires multifamily residential properties first occupied after March 13, 1991 to be accessible to the handicapped. Noncompliance with the FHA could result in the imposition of fines or an award of damages to private litigants. The Company believes that its properties that are subject to the FHA are in compliance with such law.

  Risks of Real Estate Development

   The Company plans to seek selective opportunities for development. The real estate development business involves significant risks in addition to those involved in the acquisition, ownership, and operation of established apartment communities. The development risks include the availability of construction financing on favorable terms for development, construction delays, construction costs in excess of the budgeted amounts, the achievement and maintenance of anticipated rental rates and occupancy levels in the market, and availability of long-term permanent financing upon completion. In addition, the unavailability of permanent financing on acceptable terms to repay construction financing could result in delays, increased costs, or the loss of developed properties. New development activities, regardless of their ultimate success, typically require a substantial amount of management's time and attention. Development activities also are subject to risks relating to the inability to obtain, or delays in obtaining, all necessary zoning, land use, building, occupancy, and other required governmental permits and authorizations.

  Risk of Management Business

   The Company manages on a fee basis properties owned by third parties. Risks associated with the management of properties owned by third parties include the possibility that management contracts (which generally are cancellable upon short notice or upon the sale of the property) will be terminated by the property owner or will be cancelled in connection with the sale of the property, that contracts may not be renewed upon expiration or will be renewed on less favorable terms or that rental revenues upon which the management fees are based will decline as a result of general market conditions or specific market factors affecting the properties being managed, in either case resulting in decreased management fee income.

MARKET RISKS RELATING TO MORTGAGE ASSETS

  General

   The results of the Company's operations depend, among other things, on the level of Net Cash Flows generated by the Company's Mortgage Assets. The Net Cash Flows vary primarily as a result of changes in mortgage prepayment rates, short-term interest rates, market price of mortgage instruments, reinvestment income, and borrowing costs, all of which involve various risks and uncertainties as set forth below. Prepayment rates, interest rates, reinvestment income, and borrowing costs depend upon the nature and terms of the Mortgage
Assets, the geographic location of the properties securing the mortgage loans included in or underlying the Mortgage Assets, conditions in financial markets, the fiscal and monetary policies of the United States Government and the Board of Governors of the Federal Reserve System, international economic and financial conditions, competition, and other factors, none of which can be predicted with any certainty. See "Information Regarding the Company -- Management's Discussion and Analysis of Financial Conditions and Results of Operations -- General" and "Information Regarding the Company -- Operating Policies and Strategies -- Factors Affecting Net Cash Flows."

   The projected rates of return to the Company on its Mortgage Assets will be based upon assumed levels of prepayments on the underlying Mortgage Instruments, assumed rates of interest or pass-through rates on the Structured Financings (as defined herein) that bear variable interest rates, and assumed rates of reinvestment income and expenses with respect to such Structured Financing. The actual levels of interest rates on Structured Financing bearing variable interest rates, prepayment rates, reinvestment income, and administration expenses will affect the level of the Company's Net Cash Flows. To the extent that the assumptions employed by the Company vary from actual experience, the actual Net Cash Flows received by the Company may vary significantly from those projected by the Company as to timing and amount over the lives of such Structured Financing and from one period to another, and such returns could be negative under certain circumstances.

  Prepayment Risks

   Mortgage prepayments shorten the life of the Mortgage Instruments underlying the Company's Mortgage Assets, thereby reducing the overall Net Cash Flows and causing an inherent decline in the Company's income. Prepayments of Mortgage Instruments generally increase when then current mortgage interest rates fall below the interest rates on the fixed-rate mortgage loans included in such Mortgage Instruments. Conversely, prepayments decrease when then current mortgage interest rates exceed the interest rates on the mortgage loans included in such Mortgage Instruments. Prepayment experience also may be affected by the geographic location of the mortgage loans included in Mortgage Instruments, the types (whether fixed or adjustable rate) and assumability of such mortgage loans, conditions in the mortgage loan, housing and financial markets, and general economic conditions.

  Interest Rate Fluctuation Risks

   Changes in interest rates affect the performance of the Company and its Mortgage Assets. A portion of the outstanding Structured Financing bears variable interest rates. As of September 30, 1996, $29 million of the $524 million of the outstanding Structured Financings relating to the Company's Mortgage Assets bore variable interest rates. Consequently, changes in short-term interest rates significantly influence the Company's net income.

  Risk of Decline in Net Cash Flows and Income from Mortgage Assets

   The Company's income derives primarily from the Net Cash Flows received on its Mortgage Assets, which decline over time. For both tax and accounting purposes, the Company's Net Cash Flows consist of two components -- one representing return of a portion of the purchase price of the Mortgage Asset (the "Cost Component") and one representing income on the investment (the "Income Component"). The Income Component will be highest in years immediately following the purchase of the Mortgage Asset and will decline over time. In addition, to the extent that actual mortgage prepayments or variable interest rates experienced exceed those assumed, this inherent decline in Net Cash Flows and income is accelerated.

   As the Company has made the determination to reinvest the Net Cash Flows in income-producing properties that may have a lower current yield than Mortgage Assets, without regard to the mortgage prepayment rates and variable interest rates, the Company may report declining operating income over time without the effect of any gain or loss on the sale of the properties. See "Risk Factors -- Competition."

  Inability to Predict Effects of Market Risks

   Because none of the above factors including changes in prepayment rates, interest rates, market price of mortgage instruments, reinvestment income, expenses, and borrowing costs are susceptible to accurate projection, the Net Cash Flows generated by the Company's Mortgage Assets, and thus distributions to the Company's stockholders, cannot be predicted.

BORROWING RISKS

   Subject to the terms of the Company's Bylaws, the availability and cost of borrowings, various market conditions, restrictions that may be contained in the Company's financing arrangements from time to time and other factors, the Company increases the amount of funds available for its activities with funds from borrowings, including borrowings under loan agreements, repurchase agreements, and other credit facilities. The Company's borrowings may bear fixed or variable interest rates, may require additional collateral in the event that the value of existing collateral declines on a market value basis, and may be due on demand or upon the occurrence of certain events. To the extent that the Company's borrowings bear variable interest rates, changes in short-term interest rates will significantly influence the cost of such borrowings and can result in losses in certain circumstances. The Company also may increase the amount of its available funds through the issuance of debt securities.

   The Company's Bylaws limit borrowings to no more than 300% of the amount of its net assets (as described herein) unless borrowings in excess of that amount are approved by a majority of the Unaffiliated Directors (as defined herein). See "Information Regarding the Company -- Capital Resources." Each of the Company's 19 apartment communities has been pledged to secure a first mortgage loan; such mortgage loans totalled $49.6 million at September 30, 1996. In addition, the Company had short-term borrowings of $2.0 million secured by Mortgage Assets having an aggregate carrying value of $3.3 million.

   No assurance can be given as to the actual effect of borrowings by the Company.

PLEDGED ASSETS

   A substantial portion of the Company's assets currently are and in the future can be expected to be pledged to secure its borrowings. Therefore, such assets will not be available to the stockholders in the event of the liquidation of the Company except to the extent that the market value thereof exceeds the amounts due to the creditors. However, the market value of the Mortgage Assets is uncertain because the market for Mortgage Assets of the type owned by the Company is not well developed and fluctuates rapidly as a result of numerous market factors (including interest rates and prepayment rates) as well as the supply of and demand for such assets.

COMPETITION

   There are numerous real estate companies, insurance companies, financial institutions, pension funds, and other property owners that compete with the Company in seeking properties for acquisition and in attracting and retaining tenants for properties.

MARKET PRICE OF COMMON STOCK

   The market price of the Company's Common Stock in the future could be subject to wide fluctuations in response to quarterly variations in operating results of the Company, changes in analysts' estimates of the Company's financial performance, actual and anticipated dividend payments, prevailing interest rates, general industry conditions, changes in the real estate market, local economic factors, governmental regulations, modifications of tax laws or tax rates, and other events and factors. An increase in market interest rates may lead purchasers of the Company's Common Stock to demand a higher yield on the price paid for shares from dividend distribution by the Company. Prevailing market prices also may be affected by the sale or potential sales of shares of the Company's Common Stock to be issued in connection with the Transactions, including shares of Common Stock issuable upon the conversion of the LP Units.

FUTURE OFFERINGS OF COMMON STOCK

   The Company in the future may increase its capital resources by making additional offerings of its Common Stock or securities convertible into its Common Stock. The actual or perceived effect of such offerings may be the dilution of the book value or earnings per share of the Company's Common Stock, which may result in the reduction of the market price of the Company's Common Stock. The Company is unable to estimate the amount, timing, or nature of future sales of its Common Stock as such sales will depend upon market conditions and other factors such as its need for additional equity, its ability to apply or invest the proceeds of such sales of its Common Stock, and the terms upon which its Common Stock could be sold.

CERTAIN CONSEQUENCES OF AND FAILURE TO MAINTAIN REIT STATUS

   In order to maintain its qualification as a real estate investment trust ("REIT") for federal income tax purposes, the Company must continually satisfy certain tests with respect to the sources of its income, the nature and diversification of its assets, the amount of its distributions to stockholders, and the ownership of its stock. See "Information Regarding the Company -- Operating Policies and Strategies -- Qualification of the Company as a REIT." Among other things, these restrictions may limit the Company's ability to acquire certain types of assets that it otherwise would consider desirable, limit the ability of the Company to dispose of assets that it has held for less than four years if the disposition would result in gains exceeding specified amounts, limit the ability of the Company to engage in hedging transactions that could result in income exceeding specified amounts, and require the Company to make distributions to its stockholders at times that the Company may deem it more advantageous to utilize the funds available for distribution for other corporate purposes (such as the purchase of additional assets or the repayment of debt) or at times that the Company may not have funds readily available for distribution.

   The Company's operations from time to time generate taxable income in excess of its net income for financial reporting purposes. The Company also may experience a situation in which its taxable income is in excess of the actual cash receipts. See "Information Regarding the Company -- Federal Income Tax Considerations -- Activities of the Company." To the extent that the Company does not otherwise have funds available, either situation may result in the Company's inability to distribute substantially all of its taxable income as required to maintain its REIT status. See "Information Regarding the Company -- Federal Income Tax Considerations." Alteratively, the Company may be required to borrow funds to make the required distributions that could have the effect of reducing the yield to its stockholders, to sell a portion of its assets at times or for amounts that are not advantageous, or to distribute amounts that represent a return of capital that would reduce the equity of the Company. In evaluating assets for purchase, the Company considers the anticipated tax effects of the purchase including the possibility of any excess of taxable income over projected cash receipts.

   If the Company should not qualify as a REIT in any tax year, it would be taxed as a regular domestic corporation and, among other consequences, distributions to the Company's stockholders would not be deductible by the Company in computing its taxable income. Any such tax liability could be substantial and would reduce the amount of cash available for distributions to the Company's stockholders. See "Information Regarding the Company." In addition, the unremedied failure of the Company to be treated as a REIT for any one year would disqualify the Company from being treated as a REIT for the four subsequent years.

EXCESS INCLUSIONS

   A portion of the dividends paid by the Company constitutes unrelated business taxable income to certain otherwise tax-exempt stockholders which will constitute a floor for the taxable income of stockholders not exempt from tax, and will not be eligible for any reduction (by treaty or otherwise) in the rate of income tax withholding in the case of nonresident alien stockholders. For 1995, the entire ordinary income portion ($0.29 per share) of the dividend was excess inclusion income. See "Information Regarding the Company -- Operating Policies and Strategies -- Dividend Income -- Excess Inclusion Rule."

MARKETABILITY OF SHARES OF COMMON STOCK AND RESTRICTION ON OWNERSHIP

   The Company's Articles of Incorporation prohibit ownership of its Common Stock by tax-exempt entities that are not subject to tax on unrelated business taxable income and by certain other persons (collectively "Disqualified Organizations"). Such restrictions on ownership exist so as to avoid imposition of a tax on a portion of the Company's income from excess inclusions.

   Provisions of the Company's Articles of Incorporation also are designed to prevent concentrated ownership of the Company that might jeopardize its qualification as a REIT under the Code. Among other things, these provisions provide (i) that any acquisition of shares that would result in the disqualification of the Company as a REIT under the Code will be void, and (ii) that in the event any person acquires, owns or is deemed, by operation of certain attribution rules set out in the Code, to own a number of shares in excess of 9.8% of the outstanding shares of the Company's Common Stock ("Excess Shares"), the Board of Directors, at its discretion, may redeem the Excess Shares. In addition, the Company may refuse to effectuate any transfer of Excess Shares and certain stockholders, and proposed transferees of shares, may be required to file an affidavit with the Company setting forth certain information relating, generally, to their ownership of the Company's Common Stock. These provisions may inhibit market activity and the resulting opportunity for the Company's stockholders to receive a premium for their shares that might otherwise exist if any person were to attempt to assemble a block of shares of the Company's Common Stock in excess of the number of shares permitted under the Articles of Incorpo- ration. Such provisions also may make the Company an unsuitable investment vehicle for any person seeking to obtain (either alone or with others as a group) ownership of more than 9.8% of the outstanding shares of Common Stock. Investors seeking to acquire substantial holdings in the Company should be aware that this ownership limitation may be exceeded by a stockholder without any action on such stockholder's part in the event of a reduction in the number of outstanding shares of the Company's Common Stock.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

   Certain statements and other information contained herein concerning future, proposed, and intended activities of the Company or other matters that are not historical facts are forward-looking statements (as defined in the Securities
Act). When used herein, the words "believe," "expect," "anticipate," "estimate," and similar expressions are intended to identify foward-looking statements. By their nature, forward-looking statements are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under "Risk Factors."

                               THE SPECIAL MEETING

SPECIAL MEETING

   This Proxy Statement is being furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of Company. The proxies will be used at a Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on Wednesday, April 23, 1997, at 9:00 a.m. local time, at the Viscount Suite Hotel, 4855 East Broadway Boulevard, Tucson, Arizona, and at any adjournment or adjournments thereof.

   This Proxy Statement and the accompanying proxy are first being mailed to stockholders of the Company on or about March 27, 1997.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

   At the Special Meeting, stockholders of the Company will:

      (i) Consider and vote on a proposal (the "Combination Proposal") providing for the Company to issue up to 1,980,000 shares of its Common Stock in connection with the Transactions contemplated by the Combination Agreement consisting of (i) the Exchange Offer; (ii) the Asset Transfer; (iii) the Associates Merger; and (iv) the Pima Mergers, which also will serve to amend the Company's Bylaws to exclude the Pima Mergers from the Bylaw provision requiring an appraisal of property being purchased from an affiliated or related party.

      (ii) Consider and vote upon a proposal to amend and restate the Company's First Amended and Restated Articles of Incorporation (the "Articles of Incorporation") to include additional provisions designed to further protect the Company's status as a real estate investment trust.

      (iii) Transact any and all other business as may properly come before the Special Meeting or any adjournment thereof.

   Stockholders will have the opportunity to vote either (a) on the entire Combination Proposal or (b) separately on the components of the Combination Proposal relating to the Exchange Offer, the Asset Transfer, and the Associates Merger (the "Winton Components") and on the components of the Combination Proposal relating to the Pima Mergers and the Bylaw amendment (the "Pima Components"). The Winton Components will not be consummated unless either the entire Combination Proposal is approved or both the Winton Components and the Pima Components are approved, but the Pima Components will be consummated if either the entire Combination Proposal is approved or the Pima Components are approved.

VOTING SECURITIES

   The only outstanding voting securities of the Company are shares of Common Stock, each of which entitles the holder thereof to one vote. Only stockholders of record of the Company at the close of business on February 14, 1997 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof. As of the Record Date, 3,147,150 shares of Common Stock were issued and outstanding.

QUORUM AND VOTING REQUIREMENTS

   The presence at the Special Meeting in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Special Meeting. Any proxy marked "abstain" as to any matter will be counted as present for purposes of determining the existence of a quorum, but will not be counted for voting purposes on such matter. Under the rules of the Amex, the affirmative vote of a majority of votes cast on the Combination Proposal or the Winton Components and the Pima Components is required for approval. Under Maryland General Corporation Law, the affirmative vote of two-thirds of the votes entitled to be cast is required to approve the amendment to and restatement of the Articles of Incorporation of the Company.

   As of the Record Date, directors and officers of the Company and their affiliates owned a total of approximately 110,990 shares of Common Stock, representing approximately 3.5% of the outstanding shares of Common Stock.

REASONS FOR SOLICITATING STOCKHOLDER APPROVAL

   The Company is seeking stockholder approval of the Combination Proposal pursuant to certain requirements of the Amex regarding the continued listing of the Common Stock on the Amex. Stockholder approval of the Transactions themselves is not required by Maryland law, the Company's Articles of
Incorporation, or the Company's Bylaws. The Company is seeking stockholder approval of the amendment to and restatement of the Company's Articles of Incorporation in accordance with Maryland law.

PROXIES; RIGHT TO REVOKE PROXIES

   All shares of Common Stock that are represented at the Special Meeting, by properly executed proxies received prior to or at the Special Meeting, and not revoked, will be voted at the Special Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted FOR approval of the Combination Proposal and FOR the proposal to amend and restate the Articles of Incorporation. The Board of Directors of the Company does not know of any other matters that are to come before the Special Meeting. If any other matters are properly presented at the Special Meeting for consideration, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on such matters in accordance with their judgment, including any proposal to adjourn the Special Meeting or otherwise concerning the conduct of the Special Meeting.

   Any holder of Common Stock granting the proxy enclosed with this Proxy Statement has the power to revoke such proxy at any time prior to the exercise thereof by giving written notice of such revocation, or by delivering a later dated proxy, to the Secretary of the Company, Joseph C. Chan, 335 North Wilmot, Suite 250, Tucson, Arizona 85711, prior to the Special Meeting in the manner specified therein. All proxies will be voted at the Special Meeting and at any adjournment or adjournments thereof in the manner specified therein.

SOLICITATION

   All costs of soliciting proxies by the Company's Board of Directors, and the costs of printing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by mail, officers of the Company or employees of the manager of the Company may solicit proxies from stockholders of the Company by telephone, telegram, or personal interview. Such persons will receive no additional compensation for such services. In addition, the Company will request persons holding Common Stock in their name or custody, or in the name of a nominee, to send the proxy materials to the principals and request authority for the execution of the proxies, and the Company will reimburse such persons for the reasonable expenses in so doing.

OTHER MATTERS

   The management of the Company is not aware of any matters to be presented for action at the Special Meeting other than the matters described in this Proxy Statement. If any other matters are properly presented for action, it is the intention of the person named in the enclosed form of proxy to vote in accordance with their judgment on such matters.

   It is currently expected that representatives of the Company's independent auditors will be present at the Special Meeting where they will have the opportunity to make a statement if they so decide and will be available to respond to appropriate questions.

                                THE TRANSACTIONS

GENERAL

   The Company, the Winton Partnerships, and certain other parties entered into the Combination Agreement on November 8, 1996. The Combination Agreement provides for (i) the Exchange Offer, (ii) the Asset Transfer, (iii) the Associates Merger, and (iv) the Pima Mergers.

   The terms and conditions of the Exchange Offer, the Asset Transfer, and the Associates Merger were determined by arms-length negotiations between the management of the Company and Don W. Winton who is the general partner of each of the Winton Partnerships and the sole stockholder of Winton & Associates. The Board of Directors of the Company approved the consummation of the Exchange Offer and the execution of the Combination Agreement and Associates Merger Agreement providing for the Asset Transfer and the Associates Merger, respectively, in each case subject to the approval of the stockholders of the Company of the issuance of shares of the Company's Common Stock in connection therewith. Mr. Winton approved the consummation of the Exchange Offer and the execution of the Combination Agreement and Associates Merger Agreement, respectively, subject to the determinations of the individual Winton Partners in the case of the Exchange Offer and to the requisite approval of the Winton Partnerships in the case of the Asset Transfer.

   The terms and conditions of the Pima Mergers were determined by negotiations between Jon A. Grove, Frank S. Parise, Jr., and Joseph C. Chan as the directors and shareholders of the corporate partners of Pima Mortgage and the directors and shareholders of Pima Realty on the one hand and the Special Committee on the other hand. In connection with the negotiations, the Special Committee retained independent legal counsel and engaged Oppenheimer & Co., Inc. ("Oppenheimer") to act as its financial advisor, to assist in the negotiation of the terms of the Pima Mergers (including the related employment agreements), and to deliver a written opinion as to the fairness of the consideration to be paid in the Pima Mergers (the "Fairness Opinion").

   The following descriptions of the Transactions are subject in their entirety to the detailed provisions of the (i) Combination Agreement, (ii) the Partnership Agreement, (iii) the Associates Merger Agreement, (iv) the Pima Realty/Pima Mortgage Merger Agreement, (v) the Employment Agreements between the Company and each of Messrs. Grove, Parise, Chan, and Winton, (vi) the Registration Agreement (the "Exchange Offer Registration Agreement") between the Company and Mr. Winton on behalf of the partners of the Winton Partnerships participating in the Exchange Offer, (vii) the Registration Agreement (the "Asset Transfer Registration Agreement") among the Company, Heritage LP, and the Approving Winton Partnerships, and (viii) a Letter of Transmittal and Assignment (the "Letter of Transmittal") to be delivered by each partner of a Winton Partnership participating in the Exchange Offer. Copies of the Combination Agreement, the Partnership Agreement, the Associates Merger Agreement, the Pima Realty/Pima Mortgage Merger Agreement, a form of the Employment Agreements, the Exchange Offer Registration Agreement, and the Asset Transfer Registration Agreement (collectively, the "Agreements"), are attached hereto as Appendix A, Appendix B, Appendix C, Appendix D, Appendix E, Appendix F, and Appendix G, respectively.

VOTE REQUIRED

  Stockholder Approval

   Pursuant to the rules of the Amex, approval of the Combination Proposal providing for the issuance of up to 1,980,000 shares of the Company's Common Stock in connection with the Transactions, or 63% of the total number of shares of Common Stock currently outstanding, requires the affirmative vote of a majority of the votes cast on the Combination Proposal.

  Approval of Winton Partnerships

   Approval of the Combination Agreement and the Asset Transfer contemplated thereby with respect to each Winton Partnership requires that the sum of (i) the value of the properties attributable to the Winton Partners of each such Winton Partnership that participate in the Exchange Offer, and (ii) the value of properties attributable to the Winton Partners of each such Winton Partnership that approve the
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
Asset Transfer exceed one-half of the value of the properties attributable to all Winton Partners of each such Winton Partnership. Approval of the Asset Transfer with respect to each Winton Partnership requires the affirmative vote of the majority of the limited partnership interests of such Winton Partnership. Such approval will constitute a vote to dissolve and liquidate each such Winton Partnership.

BACKGROUND

   In 1993, the Company changed its primary business focus from ownership of mortgage assets to acquisition, ownership, and development of apartment communities. The Company has been actively pursuing opportunities to expand its capital base and increase its apartment portfolio in order to (i) increase the portion of its operating cash flows generated from its apartment operations,
(ii) increase the efficiency of its apartment operations, (iii) diversify its apartment operations, (iv) become more competitive in acquisition opportunities, and (v) increase the attractiveness of its Common Stock to potential investors as a result of its increased size and liquidity.

  Acquisition  of  Winton Properties and Winton & Associates

   In early 1996, Jon A. Grove, the Chief Executive Officer of the Company, began negotiations with Don W. Winton, the general partner of the Winton Partnerships, for the acquisition of 13 apartment communities, one office building, and a related property management operation in exchange for shares of the Company's Common Stock. Messrs. Grove and Winton agreed that the structure of the acquisition should take a form, commonly referred to as a "Down REIT," in which each Winton Partnership would make a capital contribution of its assets and properties to a newly formed operating partnership in exchange for limited partnership units in such operating partnership. The limited partnership units in the operating partnership would be convertible into Common Stock. During the initial negotiations, Mr. Winton indicated that the Winton Partnerships would be interested in the acquisition only if the Company became a self-managed and self-administered real estate investment trust.

   The management of the Company met with the Company's Board of Directors in February 1996 to discuss the status of the negotiations with Mr. Winton with respect to the Company's acquisition of the assets and properties of the Winton Partnerships. The Board of Directors of the Company indicated a desire to pursue the acquisition of the assets and properties of the Winton Partnerships and directed the management of the Company to proceed with negotiations with Mr. Winton. By early May 1996, the management of the Company and Mr. Winton reached an understanding regarding the basic terms and conditions of the Company's acquisition of the assets and properties of the Winton Partnerships.

   Representatives of the Company and the Winton Partnerships continued to negotiate the terms and conditions of the proposed acquisition of the assets and properties of the Winton Partnerships between May 1996 and November 1996. By early November 1996, a general agreement was reached with respect to the acquisition of the assets and properties of the Winton Partnerships in a modified "Down REIT" structure. On November 8, 1996, a special meeting of the Company's Board of Directors was held telephonically to consider the acquisition proposal as negotiated. At this meeting, the Company's management made a presentation concerning material events of the proposed acquisition. After a discussion concerning certain terms and conditions to the acquisition, the Board of Directors formally approved the acquisition proposal.

  Pima Mergers

   Since its inception, the Company has been externally managed under a management agreement that compensates Pima Mortgage in the form of fees based on the Company's assets. This form of management agreement was typical of those found in real estate investment trusts organized before and at the time of the formation of the Company. During 1993, the Company changed its primary business focus to the acquisition and ownership of apartment communities and entered into agreements with Pima Realty under which Pima Realty currently manages apartment communities owned by the Company.

   During the last several years, there has been significant growth in the number and size of real estate investment trusts in the United States, including real estate investment trusts formed to own apartment properties. This growth has been fueled in part by increasing interest from institutional investors, such as mutual funds and pension funds, and has been marked by investors' and investment bankers' preference for real estate investment trusts that meet certain characteristics. Among these characteristics has been a "self-managed and self-administered" structure.

   As a result of the Company's observation of trends within the real estate investment trust industry, discussions with various investment bankers and others, and Mr. Winton's desire to internalize the management of the Company as a condition to the acquisition of the assets and properties of the Winton Partnerships, management of the Company concluded that it would be beneficial to convert to an "internally managed" structure to enhance the Company's ability to attract additional capital and thus grow in terms of size, liquidity, and revenue and to effect the acquisition of the assets and properties of the Winton Partnerships. Management discussed its conclusion with the Company's Board of Directors.

   In May 1996, representatives from Pima Mortgage and Pima Realty met with the Special Committee of the Board of Directors, consisting of the independent directors of the Company (Earl M. Baldwin, John J. Gisi, Raymond L. Horn, and Frederick C. Moor), established by the Board of Directors in May 1996, to discuss the acquisition of Pima Mortgage and Pima Realty by the Company. Representatives of Pima Mortgage and Pima Realty presented a proposal to the Special Committee in July 1996 for the merger of Pima Mortgage and Pima Realty with and into a subsidiary of the Company in exchange for shares of the Company's Common Stock and employment agreements under which the principals of Pima Mortgage and Pima Realty would become employees of the Company. In August 1996, the Special Committee retained special counsel and engaged Oppenheimer to act as its financial advisor, to assist the Special Committee in the negotiation of the terms of the Pima Mergers, and to deliver a fairness opinion respecting the consideration to be paid in the Pima Mergers.

   Representatives of Oppenheimer, the Special Committee, and the principals of Pima Mortgage and Pima Realty had numerous discussions relating to the terms of the Pima Mergers and employment agreements between August 1996 and November 1996. On November 1, 1996, a general agreement was reached with respect to the Pima Mergers and on November 7, 1996 the agreement was approved by the Special Committee. In making such a determination, the Special Committee was advised by representatives of Oppenheimer that Oppenheimer was then prepared to deliver its written fairness opinion with regard to the Pima Mergers. On November 11, 1996, Oppenheimer delivered its fairness opinion to the effect that, as of the date of such opinion and based on the assumptions and subject to the qualifications and limitations set forth therein, the consideration to be paid by the Company in the Pima Mergers is fair to the Company from a financial point of view. A copy of the opinion, which sets forth the assumptions made, matters considered, and limitations thereon, is attached as Appendix H and should be read in its entirety.

   The Company, the Winton Partnerships, Winton & Associates, Pima Mortgage, and Pima Realty, among other parties, entered into the Combination Agreement on November 8, 1996, which provides for, among other things, the acquisition of the assets and properties of the Winton Partnerships, the Associates Merger, and the Pima Mergers.

REASONS FOR THE TRANSACTIONS; RECOMMENDATIONS

 The Company

   The Company's Board of Directors believes that the terms of the Transactions are fair to, and in the best interests of, the Company and its stockholders. Accordingly, the Board of Directors of the Company by unanimous vote approved the Transactions and recommended that the Company's stockholders approve the Combination Proposal. In reaching its conclusion to recommend that the stockholders approve the Combination Proposal with respect to the Winton Partnerships, the Board of Directors considered a number of factors, including the following: (i) the geographic location of the Winton Properties; (ii) the age, construction quality, condition, and design of the Winton Properties; (iii) the current and projected cash flow of the Winton Properties and the potential to increase cash flow through lower debt service requirements, economies of scale, and other factors; (iv) the potential for capital appreciation of the Winton Properties; (v) the terms of tenant leases, including the potential for rent increases on the Winton

Properties; (vi) the potential for economic growth and the tax and regulatory environment of the communities in which the Winton Properties are located; (vii) the occupancy and demand by tenants for the Winton Properties of similar type in the vicinity; (viii) the prospects for liquidity through sale, financing, or refinancing of the Winton Properties; and (ix) the strong management of the Winton Properties. The consummation of the Transactions will expand the Company's apartment portfolio from 3,039 units in 19 apartment communities to 5,299 units in 32 apartment communities and also is expected to increase the percentage of the Company's revenue and income derived from apartment communities, increase the Company's real estate operating income, and increase the Company's equity on a financial statement basis. If the Transactions had taken place on January 1, 1996, the Transactions would have resulted in (a) an increase in real estate operating income from $3.8 million to $7.0 million for the nine months ended September 30, 1996 on a pro forma basis and (b) an increase in Stockholders' Equity from $40.5 million to $74.4 million at September 30, 1996 on a pro forma basis. While the Transactions would have had the effect of decreasing net income per share from $2.46 to $1.59 for the nine months ended September 30, 1996 on a pro forma basis, they would have increased funds from operations, as modified, from $.76 to $1.07 per share (see Note M to the Unaudited Pro Forma Combined Financial Statements).

   The Company has considered in the past and plans to consider in the future other acquisitions of apartment communities. See "Risk Factors -- Risks Relating to the Transactions -- Difficulty in Integrating Business Operations." The Company considers the acquisition of the Winton Properties to be the most favorable of the transactions it has considered to date. The acquisition will be subject to certain risks, however, including the fact that the Exchange Values of the Winton Properties may not reflect the actual values of those properties and the difficulties of integrating the Winton Properties into the Company's operations. See "Risk Factors -- Risks Relating to the Transactions."

   Prior to approving the Transactions, the Special Committee, consisting solely of non-management directors, unanimously determined the Pima Mergers and the issuance of 262,000 shares of Common Stock in connection therewith to be fair to, and in the best interests of, the Company and its stockholders. Accordingly, the Special Committee unanimously approved the Pima Mergers. In reaching its conclusion to recommend that the Board of Directors approve the Pima Mergers and the issuance of 262,000 shares of Common Stock in connection therewith, the Special Committee considered, without assigning relative weights to, a number of factors, including the following: (1) the potential for the Company to become more attractive to investors through the conversion of the Company from an externally managed real estate investment trust to a self-managed and self-administered real estate investment trust; (2) the potential for the Company to realize certain efficiencies arising from a self-managed structure by paying for management and advisory services directly rather than paying a third party for such services; (3) the proven expertise and substantial experience of the employees of Pima Mortgage and Pima Realty, who will become employees of the Company through the Pima Mergers, in the development, acquisition, and management of apartment communities, including the Company's existing portfolio of properties; (4) the belief of the Special Committee that the Pima Mergers will result in greater alignment of the interests of the principals of Pima Mortgage and Pima Realty with those of the Company's stockholders; (5) the structure of the Pima Mergers, which will not result in recognition of income or gain for federal income tax purposes by the Company; (6) the alternatives to the Pima Mergers, including the direct and indirect relative costs and benefits of
(A) terminating the agreements with Pima Mortgage and Pima Realty and hiring a new management team or (B) continuing to be advised by Pima Mortgage and Pima Realty; (7) the terms of the Pima Mergers (based on a pro forma basis for 1997 (see "Pima Mergers -- Opinion of Financial Advisor to the Special Committee")), which may result in an increase in the Company's per share income (excluding depreciation expenses and income from redemption and sales of mortgage assets);
(8) the valuation analysis performed by Oppenheimer; and (9) the oral opinion of Oppenheimer delivered to the Special Committee on November 1, 1996 to the effect that, as of the date of such opinion and based on the assumptions and subject to the qualifications and limitations set forth therein, the consideration to be paid by the Company in the Pima Mergers is fair to the Company and its stockholders from a financial point of view.

   The estimated per share amount is accretive to the net income of the Company. The cost attributable to the purchase of the Pima Entities will be assigned to the contract between the Company and the Pima

Entities and will be charged to contract termination expenses in 1997. Based on the analysis prepared by the Company and the Pima Entities, in 1997 the Company will incur an expense of $5,250,000 for the contract termination expenses, offset by estimated income attributable to the Pima Entities of approximately $694,000 or $2.65 per share based on the 262,000 shares of the Company's Common Stock to be issued in the Pima Mergers. The estimated per share amount is accretive to the net income of the Company on an ongoing basis and is significantly higher than the current $2.00 per share dividend rate of the Company.

  Winton Partnerships

   As the general partner of each of the Winton Partnerships, Mr. Winton (i) determined that the Combination Agreement and the transactions contemplated thereby are in the best interest of the partners (the "Winton Partners") of the Winton Partnerships, (ii) approved the Combination Agreement and the transactions contemplated thereby, and (iii) recommended that the Winton Partners either exchange their partnership interests in the Winton Partnerships in the Exchange Offer or approve and adopt the Combination Agreement and the Asset Transfer.

   In reaching his conclusions to approve the Exchange Offer and the Asset Transfer and recommend the participation of the Winton Partners, Mr. Winton considered a number of factors, including (a) the desire of Mr. Winton and other Winton Partners to convert their real estate holdings into a more liquid form of investment, (b) the ability of the Winton Partners to determine the timing of any dispositions of their investments in the Winton Partnerships and the fact that the Winton Partners will no longer be subject to the restrictions contained in each Winton Partnership's partnership agreement requiring a majority vote for the sale of an interest, (c) the terms of the acquisition proposal made by the Company, which were more favorable than alternative proposals, (d) the structure of the proposal made by the Company, which enables Winton Partners to participate either in the Exchange Offer or the Asset Transfer depending on their individual circumstances, (e) Mr. Winton's assessment of the apartment communities owned or operated by the Company, (f) Mr. Winton's assessment of the strength of the Company's management team, including their experience, knowledge, and integrity, (g) Mr. Winton's ability to participate in the management of the Company following the Transactions, which will enable him to have a meaningful impact on the investments made by the Winton Partners, and (h) the fact that the Company's current dividends exceed those currently paid by the Winton Partnership and the ability of the Winton Partners to participate in any appreciation of the trading price of the Company's Common Stock.

EMPLOYMENT AGREEMENTS

   As condition precedent to the obligations of the Company and Heritage Residential under the Pima Realty/Pima Mortgage Merger Agreement and the Associates Merger Agreement, each of Messrs, Grove, Parise, Chan, and Winton will enter into an employment agreement (collectively, the "Employment Agreements") with the Company. Under the Employment Agreements, each of Messrs. Grove, Parise, Chan, and Winton will receive compensation of $100,000 per annum and be eligible to receive an annual bonus in such amount, if any, as may be determined by the non-management directors of the Company and fringe benefits generally made available from time to time to employees of the Company.

   Each of Messrs. Grove, Parise, Chan, and Winton will be employed under the Employment Agreements for a term of five years commencing from the date of the Employment Agreements and from year-to-year thereafter until terminated by either party. The Company may terminate the Employment Agreements during the initial five-year term without penalty only for cause as defined in the agreements. The Employment Agreements also contain provisions that (i) prohibit Messrs. Grove, Parise, Chan, and Winton from competing with the business of the Company while employed by the Company and for 12 months after the termination of employment, and (ii) prohibit Messrs. Grove, Parise, Chan, and Winton, during the term of employment and for a period of 12 months after termination of employment, from directly or indirectly, for themselves or on behalf of any other person, seeking to hire or hiring any of the Company's personnel or employees. The Employment Agreements also require Messrs. Grove, Parise, Chan, and Winton to take all necessary precautions to prevent any unauthorized disclosure of any "Confidential Information" of the Company, as that term is defined in the Employment Agreements.

INDEMNIFICATION OF DON W. WINTON

   Under the Combination Agreement, Heritage LP has agreed to indemnify and hold harmless Mr. Winton in the event that Mr. Winton becomes a party to or a witness, or other participant in, or is threatened to be made a party to or a witness, or other participant in, a threatened, pending, or completed action, suit, investigation, or proceeding, and appeal thereof, whether civil, criminal, administrative or investigative, and/or any inquiry or investigation by reason of or arising out of Mr. Winton having been the general partner of an Approving Winton Partnership. The maximum amount of such indemnification (which covers expenses, judgments, fines, penalties, and amounts paid in settlement) will be equal to the aggregate value of the assets and properties contributed by the Approving Winton Partnerships to Heritage LP in the Asset Transfer on the Closing Date.

APPROVING WINTON PARTNERSHIPS

   The Company will not be required to accept for payment or pay for any partnerships interests tendered by a Winton Partner pursuant to the Exchange Offer, and Heritage LP will not be required to consummate the Asset Transfer with a Winton Partnership, unless (i) such Winton Partnership satisfies certain conditions (as set forth below), and (ii) such Winton Partnership is an Approving Winton Partnership. A Winton Partnership will be deemed an Approving Winton Partnership if the Company and Heritage LP perform all of their respective obligations with respect to such Winton Partnership and if each of the following conditions with respect to such Winton Partnership has been satisfied by such Winton Partnership at the Closing Date or waived by the Company (with respect to the Exchange Offer) or Heritage LP (with respect to the Asset Transfer): (a) the accuracy in all material respects of the representations and warranties made by such Winton Partnership; (b) the absence of any action or proceeding by any governmental agency that might result in substantial damages with respect to the property owned by such Winton Partnership; (c) the absence of any court order in an action or proceeding that enjoins, restrains, or prohibits the consummation of the Transactions with respect to such Winton Partnership; (d) the delivery of certain items by such Winton Partnership and the performance by such Winton Partnership of its obligations under the Combination Agreement; (e) the sum of the aggregate percentage interest of partners in the Winton Partnership that participates in the Exchange Offer and the percentage interest of all partners approving the Asset Transfer totals at least one-half of all partnership interests in such Winton Partnership; (f) the absence of a material default under any of the leases of certain tenants on the property of such Winton Partnership and the absence of insolvency or bankruptcy proceedings by any such tenants; (g) the delivery of certain owners' policies of title insurance by such Winton Partnership; (h) receipt of lender consent for the transfer of property subject to mortgage debt, unless Heritage LP agrees to refinance or repay such debt; and
(i) the absence of any material adverse change in the business, properties, net income, or financial condition of such Winton Partnership.

CONDITIONS TO THE TRANSACTIONS; TERMINATION

   In addition to approval of the Combination Proposal by the stockholders of the Company and certain other conditions described herein, the respective obligations of the parties to consummate the Transactions are subject to satisfaction or waiver of certain conditions, including the following conditions: (i) the satisfaction or waiver of all of the conditions to the transactions contemplated by the Pima Realty/Pima Mortgage Merger Agreement and the Associates Merger Agreement; (ii) no withdrawal of the Fairness Opinion;
(iii) the aggregate value attributable to the properties, as adjusted, of the Approving Winton Partnerships equals or exceeds 70% of the value of the properties, as adjusted, of all Winton Partnerships, provided that First Appian Way, Greenwood Creek, and Springfield will be considered Approving Winton
Partnerships (the "Minimum Condition"); (iv) the absence of any action or proceeding by any governmental agency that would enjoin, restrain, or prohibit, or might result in substantial damages in respect of, the Combination Agreement or the Transactions; and (v) the cash payment by Heritage LP to the Approving Winton Partnerships in the Asset Transfer in an amount not exceeding $1.5 million.

   The respective obligations of each Approving Winton Partnership to consummate the Transactions also are subject, among other things, to (a) the accuracy in all material respects of the representations and warranties made by the Company,
(b) the delivery by the Company of certain items as set forth in the Combination Agreement, and (c) the performance by the Company of its obligations under the Combination Agreement.

   The Combination Agreement may be terminated by either the Winton Partnerships or the Company (1) if the Exchange Offer shall not have occurred, (2) if the Closing Date shall not have occurred on or before April 30, 1997, (3) if certain legal proceedings with respect to the Combination Agreement have been instituted or threatened before any court or governmental agency, (4) if the other fails to comply with a material obligation in the Combination Agreement or any of the related agreements, (5) if a representation or warranty of the other in the Combination Agreement or any of the related agreements is not true and correct in any material respect, (6) if the stockholders of the Company do not approve the Combination Proposal, and (7) by mutual written consent of the Winton Partnerships and the Company. The Combination Agreement also may be terminated by the Winton Partnerships prior to the completion of the Exchange Offer if some or all of the Winton Partnerships receives an alternative acquisition proposal that the general partner of the Winton Partnerships determines, based upon written advice of counsel, that his fiduciary obligations require that such alternative acquisition proposal be accepted.

   The Company will receive a break-up fee of $1.0 million, plus the reimbursement of its expenses up to $1.0 million incurred in connection with the Transactions, from any Winton Partnerships that (i) terminate the Combination Agreement to accept an alternative acquisition proposal within 18 months of the date of termination or (ii) accept a pre-existing alternative acquisition proposal within 18 months of the termination of the Combination Agreement by the Company or the Winton Partnerships as a result of the non-occurrence of the Exchange Offer. The Winton Partnerships and Mr. Winton will receive a break-up fee of $1.0 million, plus the reimbursement of their expenses up to $1.0 million incurred in connection with the Transactions, from the Company if (a) the Company's stockholders do not approve the Combination Proposal and (b) (1) a person acquires 50% or more of the Company's Common Stock, (2) the Company enters into or approves of an agreement to merge the Company with and into another entity or transfer substantially all of its assets to another entity,
(3) a person proposes a merger of the Company with and into another entity or the purchase of substantially all of the Company's assets, or (4) a person makes a tender offer that would make such person a 50% or more owner of the Company's Common Stock. The Company or the Winton Partnerships also will be entitled to receive its expenses incurred in connection with the Combination Proposal from the other if the Combination Agreement is terminated by the other's breach or failure to comply with the terms and conditions of the Combination Agreement.

EXEMPTION FROM REGISTRATION OF COMMON STOCK

   Shares of the Company's Common Stock issued in connection with the Transactions will not be registered under the Securities Act and, as a result, will be subject to substantial restrictions on transfer. The Company is relying on an exemption from registration for certain offerings set forth in Section 4(2) of the Securities Act and Securities Act Rule 506, which provides an exemption from registration for securities offered to accredited investors as defined in Regulation D promulgated under the Securities Act. As a result, Winton Partners that wish to receive Common Stock in the Exchange Offer or LP Units in the Asset Transfer must make certain representations and warranties to the Company with respect to, among other things, their status as accredited investors as defined in Regulation D promulgated under the Securities Act. In addition, Messrs. Grove, Parise, Chan, and Winton must make certain representations and warranties to the Company with respect to, among other things, their status as accredited investors as defined in Regulation D to receive Common Stock in the Pima Mergers or the Associates Merger.

NO SOLICITATION OF OTHER TRANSACTIONS

   Mr. Winton and each of the Winton Partnerships have agreed that they will not, nor will any of their officers, directors, affiliates, representatives or agents solicit or initiate discussions concerning a merger, a sale of assets or partnership interests of any of the Winton Partnerships, or, subject to the fiduciary duties of Mr. Winton as the general partner of each of the Winton Partnerships, disclose any non-public information concerning the business or assets of any of the Winton Partnerships.

CLOSING

  Closing Date

   The consummation of the Transactions (the "Closing") with respect to the Approving Winton Partnerships, except First Appian Way Associates, L.P. ("First Appian Way"), First Greenwood Creek Associates, L.P. ("Greenwood Creek"), and First Springfield Associates, L.P. ("Springfield"), will be completed on a date as promptly as practicable following the approval of the Combination Proposal by the requisite vote of the stockholders of the Company and the satisfaction and waiver of the other conditions to the Transactions (the "Closing Date"). The consummation of the Transactions with respect to First Appian Way, Greenwood Creek, and Springfield (the "Subsequent Closing") will be completed on a date that is agreed upon by the Company and Mr. Winton, but in no event earlier than March 1, 1997 (the "Subsequent Closing Date").

   At the time the Company entered into the Combination Agreement, each of First Appian Way, Greenwood Creek, and Springfield were being refurbished. As a result, the Company chose to provide for the Subsequent Closing in order to evaluate the operation of each of First Appian Way, Greenwood Creek, and Springfield under normal conditions and to provide each of these properties additional time to increase their respective occupancy levels. The obligation of the Company to participate in the Subsequent Closing is contingent upon each of First Appian Way, Greenwood Creek, and Springfield realizing certain pre-established net operating incomes for the three months prior to the Subsequent Closing Date. In the event that the Closing Date does not occur prior to the Subsequent Closing Date, the Subsequent Closing will occur simultaneously with the Closing. It currently is anticipated that the Closing Date will take place in April 1997 if the Combination Proposal is approved.

  Sequence of Closings

   The Transactions shall be deemed to occur in the following order: (i) the Exchange Offer will be deemed to close with respect to Approving Winton Partnerships participating in the Closing; (ii) the Asset Transfer will be deemed to close with respect to Approving Winton Partnerships participating in the Closing; (iii) the Pima Realty Merger will close; (iv) the Pima Mortgage Merger will close; (v) the Associates Merger will close; (vi) each of Messrs. Grove, Parise, Chan, and Winton will enter into an employment agreement with the Company; (vii) the Exchange Offer will be deemed to close with respect to Approving Winton Partnerships participating in the Subsequent Closing (in the event the Subsequent Closing does not occur simultaneously with the Closing); and (viii) the Asset Transfer will be deemed to close with respect to Approving Winton Partnerships participating in the Subsequent Closing (in the event the Subsequent Closing does not occur simultaneously with the Closing).

                               THE EXCHANGE OFFER

OFFER TO PURCHASE

   The Combination Agreement requires the Company to make the Exchange Offer to Winton Partners to exchange their Winton Partnership Interests in whole or in part for shares of the Company's Common Stock. The purpose of the Exchange Offer is to enable Winton Partners the opportunity to acquire Common Stock of the Company rather than LP Units in Heritage LP through the Asset Transfer. The Combination Agreement, however, limits the eligibility to participate in the Exchange Offer to those Winton Partners that (i) tender Winton Partnership Interests in Winton Partnerships that approve the transactions contemplated by the Combination Agreement (the "Approving Winton Partnerships"), and (ii) qualify as "accredited investors" as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Company will not be entitled to purchase any Winton Partnership Interests tendered pursuant to the Exchange Offer unless all of the conditions to the consummation of the Transactions contemplated by the Combination Agreement have been satisfied or waived.

ELECTION TO TENDER; PURCHASE PRICE

   The election of a Winton Partner to tender all or a part of such partner's Winton Partnership Interests is made upon the execution of a Letter of Transmittal by such Winton Partner and the delivery of the

Letter of Transmittal to Don W. Winton, general partner of each of the Winton Partnerships, as custodian (the "Custodian") pursuant to a Custody Agreement. All tenders by Winton Partners are irrevocable. The Custodian will deliver the executed Letters of Transmittal to the Company at the Closing only if the conditions to the consummation of the Transactions contemplated by the Combination Agreement have been satisfied or waived. The Custody Agreement requires the Custodian to return a Letter of Transmittal to each such Winton Partner of a Winton Partnership that does not approve the transactions contemplated by the Combination Agreement and, as a result, no shares of Common Stock will be exchanged in the Exchange Offer for Winton Partnership Interests held by such Winton Partners.

   Upon delivery of the executed Letters of Transmittal by the Custodian to the Company, the Company will deliver to each Winton Partner of an Approving Winton Partnership that number of shares of Common Stock equal to the quotient obtained by dividing that portion of such Winton Partnership's property value attributable to such tendered Winton Partnership Interests by $18.10, which is equal to the average closing price of the Company's Common Stock on the Amex during the 36-week period prior to the execution of the Combination Agreement. Each Winton Partner participating in the Exchange Offer must acknowledge that such shares of Common Stock have not been registered under the Securities Act or any state securities laws and cannot be resold without registration thereunder or exemption therefrom. The Company will issue a whole share of Common Stock in lieu of any fractional share interest in which each Winton Partner would be entitled under the Exchange Offer.

CONSENT TO ADMISSION OF THE COMPANY AS A WINTON PARTNER

   The Letters of Transmittal provide that in the event that the Transactions contemplated by the Combination Agreement are consummated, the Winton Partners, including Mr. Winton, that participate in the Exchange Offer by tendering all or any part of their Winton Partnership Interests by executing and properly delivering a Letter of Transmittal to the Custodian, consent to the admission of the Company as a substituted limited partner in such Winton Partnership. Mr. Winton has the right to tender all or any part of his right to receive distributions as a general partner in each of the Winton Partnerships in exchange for shares of Common Stock pursuant to the Exchange Offer. In such case, Mr. Winton will remain as the general partner of each of the Winton Partnerships and the Company will only have the right to receive distributions as a general partner of each of such Winton Partnerships.

REPRESENTATIONS AND WARRANTIES

   The Letters of Transmittal require the Winton Partners participating in the Exchange Offer to make certain representations and warranties to the Company with respect to their ownership of Winton Partnership Interests being exchanged in the Exchange Offer; their authority to sell such Winton Partnership Interests; their good and marketable title to such Winton Partnership Interests; their acquisition of Common Stock of the Company being for their own respective accounts and not with a view to distribution or resale; their knowledge and experience in financial and business matters; their capability to evaluate the merits and risks of acquiring Common Stock of the Company; their ability to bear the economic risk of acquiring Common Stock of the Company; their receipt of and access to information that a reasonable investor would attach significance in making investment decisions and any other information that they have requested; and their status as accredited investors as defined in Regulation D promulgated under the Securities Act. The Company also has made certain representations and warranties in connection with the Exchange Offer with respect to (i) the sufficiency of the number of shares of Common Stock that have been reserved from the authorized capital stock of the Company for the Exchange Offer, and (ii) the shares of Common Stock transferred to the Winton Partners being duly authorized, validly issued, fully paid, and nonassessable and not being subject to any preemptive or similar right.

FEDERAL INCOME TAX CONSEQUENCES

   The following discussion is a summary of the material federal income tax consequences of the Exchange Offer, but does not purport to be a complete analysis of all the potential tax effects. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, Internal Revenue Service (the "Service") rulings, and judicial, or administrative action, and any such change may be applied retroactively. No information is provided herein with respect to foreign, state, or local tax laws or estate and gift tax considerations.

   A corporation's issuance of its own stock is not a taxable event to the corporation. Therefore, the Company will not recognize any taxable gain or loss in connection with the Exchange Offer. In addition, the Company's existing stockholders will have no federal income tax consequences as a result of the Exchange Offer. The Company will receive a tax basis in each Winton Partnership Interest acquired in the Exchange Offer equal to the fair market value of the Company's Common Stock issued in exchange for such interest. The fair market value of the Company's Common Stock will be the market price of a share of the Company's Common Stock on the Closing Date multiplied by the number of shares of Company's Common Stock issued in exchange for the Winton Partnership Interest.

EXCHANGE OFFER REGISTRATION AGREEMENT AND LISTING OF COMMON STOCK

   The Combination Agreement provides for the Company to enter into a registration agreement (the "Exchange Offer Registration Agreement") for the benefit of each of the Winton Partners that participates in the Exchange Offer providing certain registration rights with respect to the shares of the Company's Common Stock issued in connection with the Exchange Offer. Pursuant to the terms of the Exchange Offer Registration Agreement, immediately following the Closing, the Company must file a registration statement under the Securities Act and any state securities laws covering such shares of Common Stock for resale. The Company must use its best efforts to cause such registration statement to become effective as soon as practicable, but in no event later than May 31, 1997, and to keep such registration statement effective for a period of three years. The Registration Agreement also requires the Company, on one occasion, to file, and use its best efforts to cause to become effective, an applicable registration statement, upon the request of holders of at least $10.0 million of Common Stock subject to registration, to register such shares of Common Stock in a firm underwriting by underwriters of national reputation. In addition, if at any time the Company proposes to file a registration statement under the Securities Act on Form S-1, S-2, or S-3 (or other appropriate form), on its behalf or on behalf of any of its security holders, the holders of shares of Common Stock received pursuant to the Exchange Offer will be entitled to include their shares of Common Stock in that registration statement. The right of the holders of shares of Common Stock received pursuant to the Exchange Offer to have their shares registered pursuant to the Exchange Offer Registration Agreement will be subject to certain limitations, including the right of the Company to defer the filing of a registration statement if the Company's Board of Directors determines, in its good faith judgement, that the filing of such registration would be detrimental to the Company and its stockholders or would interfere with any pending material corporate transaction involving the Company.

   The Company intends to file an additional listing application for shares of Common Stock issued in the Exchange Offer on the Amex.

                               THE ASSET TRANSFER

EFFECT OF ASSET TRANSFER

   The Asset Transfer provides for each of the Approving Winton Partnerships to transfer substantially all of its assets and properties as a capital contribution to Heritage LP in exchange for LP Units in Heritage LP and cash. The LP Units will be convertible into shares of the Company's Common Stock at any time following the first anniversary of the Closing Date in accordance with the Partnership Agreement of Heritage LP. Promptly following the Closing Date, each of the Approving Winton Partnerships will distribute the LP Units in a liquidating distribution to its partners (the "Distributees") that are deemed to be accredited investors as defined in Regulation D promulgated under the Securities Act and will distribute cash in a liquidating distribution to its partners that are not deemed accredited investors. The consummation of the Asset Transfer depends upon the consummation of the Exchange Offer, the Associates Merger, and the Pima Mergers. As a result of the Exchange Offer, the Company will be a limited partner in each Approving Winton Partnership to the extent of acceptances of the Exchange Offer by Winton Partners in such Approving Winton Partnerships.

CAPITAL CONTRIBUTIONS TO HERITAGE LP

  The Company and Heritage SGP

   The Company and Heritage SGP will make an initial capital contribution to Heritage LP in connection with the Asset Transfer equal to the sum of (i) that portion of debt that will be repaid by Heritage LP, (ii) that portion of monetary liens on the properties of the Approving Winton Partnerships that the Company elects to satisfy, (iii) $1.6 million to pay the closing costs of the Approving Winton Partnerships, (iv) certain taxes and assessments, collected rent, utility costs, fees and charges under service contracts, common area and maintenance charges, transfer debt, insurance costs, amounts payable to persons that have performed services or labor or supplied material in connection with any of the properties of the Approving Winton Partnerships, and any leasing commissions relating to the properties of the Approving Winton Partnerships (the "Prorations"), (v) due diligence expenses incurred by Heritage LP, the Company, and Heritage SGP in connection with the Asset Transfer, and (vi) any cash required to be distributed to Winton Partners that are deemed to be non-accredited in accordance with the Asset Transfer and the subsequent liquidation of the Approving Winton Partnerships up to a maximum of $1.5 million.

   The Company and Heritage SGP will receive general partnership units in Heritage LP ("GP Units") in consideration for their initial capital contribution to Heritage LP and, as a result, will be the sole general partners of Heritage LP.

  The Approving Winton Partnerships

   Each of the Approving Winton Partnerships will make an initial capital contribution to Heritage LP in connection with the Asset Transfer of the real properties of such Approving Winton Partnership, together with (i) all improvements located on such properties, (ii) all the rights, benefits, privileges, easements, tenements, hereditaments, and appurtenances on such properties, and (iii) all right, title, and interest in certain land adjoining such properties. In addition, each Approving Winton Partnership will contribute to Heritage LP the intangible personal property relating to its real property, certain leases relating to the improvements on its real property, and certain tangible personal property, including equipment, machinery, furniture, furnishings, and other tangible personal property relating to its real property.

   Each of the Approving Winton Partnerships will receive LP Units and cash in consideration for its initial capital contribution to Heritage LP and, as a result, the Approving Winton Partnerships initially will be the sole limited partners of Heritage LP.

MORTGAGE DEBT

   The properties of each of the Approving Winton Partnerships that will be contributed to Heritage LP are subject to mortgage debt. Heritage LP will have the right to (i) refinance all or a portion of the mortgage debt, (ii) pay all or a portion of such mortgage debt from the proceeds of the Company's initial capital contribution to Heritage LP, or (iii) exclude the property subject to mortgage debt from the Asset Transfer. See "Information Regarding the Winton Partnerships -- Exchange Values" for a description of the mortgage debt attributable to the property held by each Winton Partnership.

PRORATIONS

   In connection with the determination of the amount of the Exchange Values and the initial capital contribution of the Company and Heritage SGP to Heritage LP, certain items with respect to the properties of the Approving Winton Partnerships will be apportioned and prorated between each respective Approving Winton Partnership and Heritage LP as of the end of the day preceding the
Closing Date. The Prorations include (i) general real estate taxes and assessments for each property, (ii) all collected rent and other income under the leases in effect at the Closing Date, (iii) certain utility costs, including water, sewer, electric, and gas, (iv) fees and charges under service contracts relating to the properties that are the obligations of any Approving Winton Partnership and are being assigned to and assumed by Heritage LP at the Closing Date, (v) common area maintenance charges and other operating expenses paid by tenants to any Approving Winton Partnership, (vi) interest accrued on transferred debt not yet due and payable through the day prior to the Closing Date and any principal, interest, and other amounts due and payable on the Closing Date pursuant to the transferred debt,
(vii) premiums or other fees payable in connection with insurance policies that are being assigned to and assumed by Heritage LP, (viii) other expenses relating to the ownership or operation of the properties of the Approving Winton Partnerships being assumed by Heritage LP, (ix) amounts payable for services, labor, or supplied materials in connection with any of the properties of the Approving Winton Partnerships, including, among other things, amounts payable to architects, contractors, subcontractors, designers, suppliers, and engineers, and (x) certain leasing or other fees or commissions payable in connection with leases or any renewal or extension of a lease relating to the properties of the Approving Winton Partnerships.

ISSUANCE OF LP UNITS AND CASH

   In exchange for the capital contributions made by the Approving Winton Partnerships, Heritage LP will issue LP Units and cash to each Approving Winton Partnership. The number of LP Units to be distributed to each Approving Winton Partnership will be equal to the Exchange Value of such Approving Winton Partnership's property less the related mortgage debt and cash used for partnership closing costs attributable to its partners that are accredited investors divided by $18.10, which is the average closing price of the Company's Common Stock on the Amex during the 36-week period prior to the execution of the Combination Agreement. Heritage LP will issue a whole LP Unit in lieu of any fractional LP Unit to which such Approving Winton Partnership would otherwise be entitled. The maximum aggregate number of LP Units to be distributed to the Approving Winton Partnerships based on September 30, 1996 mortgage debt balances would be 1,623,000. Heritage LP also will distribute cash to each Approving Winton Partnership in an amount equal to the Exchange Value of such Approving Winton Partnership attributable to its partners that are non-accredited investors divided by the average closing price of the Company's Common Stock on the Amex during the 90 trading days immediately prior to the Closing Date, provided that the aggregate amount of cash distributed by Heritage LP to the Approving Winton Partnerships in no event will exceed $1.5 million.

REPRESENTATIONS AND WARRANTIES

   The Company and each of the Approving Winton Partnerships have made certain representations and warranties regarding their respective businesses, properties, and financial conditions as well as the accuracy and completeness of the information supplied by them for inclusion herein. These representations and warranties will not survive beyond the Closing. The termination of these representations and warranties, however, will not affect the potential liability of the Company under the Securities Act for any material misstatements or omissions.

   Heritage SGP and Heritage LP have made certain representations and warranties with respect to their valid existence or incorporation, good standing, and authority to enter into the Combination Agreement. In addition, Heritage SGP and Heritage LP have made certain representations and warranties with respect to the absence of (i) violation of laws or their respective partnership agreement or corporate documents by their execution and delivery of the Combination Agreement and their consummation of the transactions contemplated thereby, and (ii) pending or threatening litigation or legal proceedings.

   The Distributees have made certain representations and warranties to the Company with respect to their acquisition of LP Units being for their own respective accounts and not with a view to distribution or resale; their knowledge and experience in financial and business matters; their capability to evaluate the merits and risks of acquiring LP Units; their ability to bear the economic risk of acquiring LP Units; their receipt of and access to information that a reasonable investor would attach significance in making investment decisions and any other information that they have requested; and their status as accredited investors as defined in Regulation D promulgated under the Securities Act.

CONDUCT OF OPERATIONS PRIOR TO CLOSING

   Each of the Approving Winton Partnerships has agreed that, prior to the Closing, it will (i) operate and manage its properties in the ordinary course of business, perform regular maintenance, maintain existing insurance coverage, perform its obligations under all leases with tenants, service contracts, and loan documents applicable to the real properties owned by it, and pay and discharge, in the ordinary course of business, all obligations and liabilities relating to its properties; (ii) consult with the Company prior to terminating any lease or service contract (except in the ordinary course of business) or entering into or modifying any contract or agreement relating to its properties that would be binding on Heritage LP or the Company after the Closing; (iii) enter into new leases and modify existing leases relating to its properties only with the Company's consent, except for modifications typically made in the ordinary course of business; and (iv) notify the Company of any matters that may arise prior to the Closing that could have a material effect on any of its properties, such as pending or threatened litigation, notices of violations from governmental or quasi-governmental authorities or agencies, tenant defaults, bankruptcies or insolvencies, and asserted landlord defaults.

   Each of the Approving Winton Partnerships also has agreed that, without the prior consent of the Company, it will not (a) incur, create, or assume any new indebtedness, other than amounts incurred in the ordinary course of business, or grant any new lien, mortgage, security interest, or pledge of any kind on any of its properties prior to the Closing; (b) accept rents or occupancy payments from any tenant of its properties for more than one month in advance, except in the ordinary course of business; or (c) increase the compensation payable to any employee or partner or the fees payable pursuant to any management or consulting agreement or introduce or change any pension or profit sharing plan or any other employee benefit arrangement.

   Each of the Approving Winton Partnerships, the Company, and Heritage SGP has agreed that, without the prior written consent of the other parties to the Asset Transfer, it will (1) use its best efforts to preserve intact its present business organization, present goodwill, and advantageous relationships; (2) preserve and maintain in force all licenses, registrations, franchises, patents, trademarks, copyrights, bonds, and other similar rights; (3) maintain insurance policies currently in effect; (4) operate its business only in the usual, regular, and ordinary course and manner; (5) maintain its books, accounts, and records in the usual, regular, and ordinary manner and on a basis consistent with prior years; (6) refrain from amending its articles of incorporation, bylaws, partnership agreement, or management agreements or changing its capital or capital stock, except as contemplated by the terms of the Asset Transfer; (7) refrain from declaring, making, or paying any dividends or other distributions; and (8) use its best efforts to obtain all necessary consents and approvals of other persons and governmental authorities necessary for the full and timely performance of its obligations under the Combination Agreement.

PLAN OF DISSOLUTION AND LIQUIDATION

   Subject to the terms and conditions of the Combination Agreement, each of the Approving Winton Partnerships organized under the laws of the state of Washington will dissolve by filing Articles of Dissolution with the Washington Secretary of State and each of the Approving Winton Partnerships organized under the laws of the state of Texas will dissolve by filing Articles of Dissolution with the Texas Secretary of State. Immediately following the filing of Articles of Dissolution, each of the Approving Winton Partnerships will liquidate by distributing its net assets to its partners as promptly as practicable (the "Liquidating Distribution"). At such time, the only assets of the Approving Winton Partnerships will be the LP Units and cash received pursuant to the Asset Transfer. As of the date that each of the Approving Winton Partnerships pays its Liquidating Distribution to its partners, all partnership interests in each such Approving Winton Partnership will be converted into the right to receive a pro rata share of the Liquidating Distribution. Each Winton Partner that is an accredited investor as defined in Regulation D promulgated under the Securities Act will receive such partner's pro rata share of LP Units. The maximum number of LP Units to be distributed by the Approving Winton Partnerships in the Liquidating Distributions will be 1,623,000 based on September 30, 1996 mortgage debt balances. Each Winton Partner that is not an accredited investor will receive cash.

FEDERAL INCOME TAX CONSEQUENCES

   The following discussion is a summary of the material federal income tax consequences of the Asset Transfer, but does not purport to be a complete analysis of all the potential tax effects. The discussion is based upon the Code, Treasury Regulations, Service rulings, and judicial decisions now in effect, all of
which  are  subject  to  change  at  any  time  by  legislative,   judicial,  or
administrative action, and any of which may be applied retroactively. No information is provided herein with respect to foreign, state, or local tax laws or estate and gift tax considerations.

   In connection with the Asset Transfer, the Company and Heritage SGP will make an initial capital contribution to Heritage LP as described herein. See "The Transactions -- The Asset Transfer -- Capital Contributions to Heritage LP." Generally, capital contributions to a partnership do not cause the recognition of gain or loss. The contributing partner receives a basis in its partnership interest equal to the amount of money and the adjusted basis of any property contributed to the partnership. The Company and Heritage SGP will receive general partnership units in Heritage LP in consideration for their initial capital contribution to Heritage LP and, as a result, will be the sole general partners of Heritage LP.

   As general partners in Heritage LP, the Company and Heritage SGP have committed to contribute to Heritage LP a minimum of $400,000 in each partnership fiscal year in exchange for additional GP Units. The Company and Heritage SGP also will be required to make minimum aggregate capital contributions to Heritage LP in an amount equal to at least 1.01% of aggregate capital contributions of the limited partners. Such minimum aggregate amount will be satisfied by the initial capital contribution, and the required additional annual contribution, and sums in addition to these contributions, will only be necessary if Heritage LP makes significant additional acquisitions. Upon liquidation of Heritage LP, the Company and Heritage SGP will also be required to contribute funds to Heritage LP in an amount necessary to eliminate their negative capital account balances, if any.

   The Company and Heritage SGP will be entitled to receive quarterly distributions from Heritage LP to the extent that Heritage LP's available cash flow exceeds the amount necessary to distribute to the limited partners, on a cumulative basis, equal to an amount per LP Unit equal to the dividend per share paid by the Company for each quarter. The Company and Heritage SGP also will be entitled to receive distributions of all capital proceeds from Heritage SGP, except that for 10 years following the execution of the Partnership Agreement, Heritage LP must first distribute cash from capital transactions to the limited partners to the extent of any unpaid operating cash flow distributions and interest thereon.

   Profits from Heritage LP's operations will be allocated to the partners (i) first, based upon prior losses allocated to the partners, (ii) second, to the limited partners to the extent of distributions and any required but unpaid distributions and interest thereon, and (iii) third, to the Company and Heritage SGP. Losses from Heritage LP's operations will be allocated to the partners based upon their percentage interests in Heritage LP, except that the Company and Heritage SGP will be allocated all losses at any time that the allocation of losses to the limited partners would cause such limited partners to have adjusted capital account deficits.

   As a limited partner in Heritage LP, the Company will also be subject to the tax consequences of a limited partner, including the receipt of a proportionate share of the distributions to the limited partners and the allocation of a proportionate share of the profits and losses of the limited partners.

   The Company  also will be required to issue  additional  shares of its Common
Stock upon the conversion of any LP Units by the limited partners of Heritage LP. A corporation's issuance of its own stock is not a taxable event to the corporation. Therefore, the Company will not recognize any taxable gain or loss in connection with the issuance of its Common Stock in exchange for LP Units. In addition, the Company's existing stockholders will have no federal income tax consequences as a result of the exchange of LP Units for the Company's Common Stock.

ASSET TRANSFER REGISTRATION AGREEMENT AND LISTING OF COMMON STOCK

   The Combination Agreement provides for the Company to enter into a registration agreement (the "Asset Transfer Registration Agreement") with each of the Approving Winton Partnerships on behalf of the Distributees under which the Distributees will have certain registration rights with respect to the shares of Common Stock of the Company into which the LP Units issued in connection with the Asset Transfer will be convertible at any time following the first anniversary date of the Closing. Pursuant to the terms of the Registration Agreement, not later than nine months after the Closing, the Company must file a registration statement under the Securities Act and any state securities laws covering such shares of

Common Stock for resale. The Company must use its best efforts to cause such registration statement to become effective by the time that the LP Units may be converted into shares of the Company's Common Stock and to keep such registration statement available for a period of 10 years. The Registration Agreement also requires the Company to file a registration statement, upon the request of holders of at least $5.0 million of Common Stock subject to registration, to register such shares of Common Stock in a firm underwriting by underwriters of national reputation. The holders of such shares of Common Stock will be entitled to require the Company to effect one such registration. In addition, if at any time the Company proposes to file a registration under the Securities Act on Form S-1, S-2, or S-3 (or other appropriate form), on its behalf or on behalf of any of its security holders, the holders of shares of Common Stock distributed pursuant to the Asset Transfer will be entitled to include their shares of Common Stock in that registration statement. The right of the holders of shares of Common Stock received pursuant to the Asset Transfer to have their shares registered under the Registration Agreement will be subject to certain limitations, including the right of the Company to defer the filing of a registration statement if the Company's Board of Directors determines, in its good faith judgment, that such registration would be detrimental to the Company and its stockholders or would interfere with any pending material corporate transaction involving the Company.

   The Company intends to file an additional listing application with the Amex for shares of its Common Stock issued upon the conversion of LP Units.

                              THE ASSOCIATES MERGER

GENERAL

   The Associates Merger Agreement provides for Winton & Associates, the manager of the operations of each of the apartment properties and the office building held by the Winton Partnerships, to merge with and into Heritage Residential with Heritage Residential being the surviving corporation. The consummation of the Associates Merger depends upon the consummation of the Exchange Offer, the Asset Transfer, the Pima Mergers, and the other transactions contemplated by the Combination Agreement. Reference is made to the text of the Combination Agreement and the Associates Merger Agreement, which are attached as Appendix A and Appendix C, respectively.

EFFECT OF THE ASSOCIATES MERGER

   Upon the Associates Merger becoming effective under applicable state law, Winton & Associates will be merged with and into Heritage Residential and the separate existence of Winton & Associates will terminate. All of the business assets and rights of Winton & Associates will be transferred to Heritage Residential, and Heritage Residential will assume all of the obligations and liabilities of Winton & Associates at the Closing Date. The Associates Merger Agreement provides that the Articles of Incorporation and Bylaws of Heritage Residential as in effect immediately prior to the Closing Date will be the Articles of Incorporation and Bylaws of Heritage Residential after the Closing Date.

   At the Closing Date, all of the issued and outstanding shares of Associates Common Stock will be converted into a total of 70,284 shares of Common Stock. In addition, Mr. Winton will enter into an employment agreement with the Company for a term of five years in accordance with the Associates Merger Agreement.

REPRESENTATIONS AND WARRANTIES

   Each of Winton & Associates, Heritage Residential, and the Company has made certain representations and warranties with respect to its incorporation, good standing, and qualification to do business; corporate authority; capital stock, options, warrants, and rights; subsidiaries; financial statements and financial condition; title to assets and properties; accounts receivable; contracts;
insurance; delivery of complete and accurate corporate documents and records; and the accuracy and completeness of the information supplied by it in connection with the Associates Merger Agreement. In addition, each of Winton & Associates, Heritage Residential, and the Company has made certain representations and warranties with respect to the absence of any (i) material change in its financial condition, business, assets, or properties; (ii) pending or threatening litigation or legal proceedings;
(iii) disability or liability for failure to possess any right or license or to comply with any law or regulation; and (iv) the absence of any violation of laws or its corporate documents by its execution and delivery of the Associates Merger Agreement and consummation of the transactions contemplated thereby.

   In addition, Mr. Winton has made certain representations and warranties with respect to (a) certain claims by Mr. Winton for indemnification against the Company or Heritage Residential by reason of the fact that he was a director, officer, employee, or agent of Winton & Associates or a director, officer, employee, or agent of another entity, (b) the acquisition of the Company's Common Stock being for Mr. Winton's own account and not with a view to public distribution or resale; (c) his knowledge and experience in financial and business matters; (d) his access to available information to which a reasonable investor would attach significance in making investment decisions; and (e) his status as an accredited investor as such term is defined in Regulation D promulgated under the Securities Act. Winton & Associates also has made certain representations and warranties with respect to the assets of Winton & Associates constituting all of the assets necessary to conduct the business as it has been conducted by Winton & Associates. The Company has made certain representations and warranties with respect to (1) the accuracy of the reports filed by it with the Securities and Exchange Commission, and (2) the listing on the Amex of the shares of its Common Stock into which the shares of Associates Common Stock will be converted pursuant to the Associates Merger Agreement.

   The representations and warranties will survive the Closing.

CONDUCT PRIOR TO THE ASSOCIATES MERGER

  Winton & Associates

   Winton & Associates has agreed that, unless previously consented to in writing by the Company, it will (i) use its best efforts to preserve intact its present business organization, present goodwill, and advantageous relationships;
(ii) preserve and maintain in force all licenses, registrations, franchises, patents, trademarks, copyrights, bonds, and other similar rights; (iii) operate its business only in the usual, regular, and ordinary course and manner; (iv) maintain its books, accounts, and records in the usual, regular, and ordinary manner and on a basis consistent with prior years; (v) maintain insurance policies currently in effect; (vi) make all filings, applications, statements, and reports to all federal and state governmental agencies or entities, which are required to be made prior to the Closing Date by it or on its behalf, pursuant to any statute, rule, or regulation; and (vii) use its best efforts to obtain all necessary consents and approvals of other persons and governmental authorities necessary for the full and timely performance of its obligations under the Associates Merger Agreement.

   Winton & Associates also has agreed that, unless previously consented to in writing by the Company, it will not (a) amend its Articles of Incorporation or Bylaws; (b) make any change in its capital stock by reclassification, subdivision, reorganization, or otherwise; (c) merge or consolidate with any other corporation, trust, or entity or change the character of its business; (d) increase the compensation payable to any elected officer or to other management personnel from the amount payable as of June 30, 1996; (e) introduce or change any pension or profit sharing plan or any other employee benefit arrangement, with certain minor exceptions or as required by applicable laws; (f) enter into employment agreements with any of its officers or management personnel that may not be cancelled without penalty upon notice not exceeding 90 days; (g) declare any dividends or other distributions with respect to its capital stock, except for certain distributions to be made to Mr. Winton in connection with cash and securities held by Winton & Associates on the Closing Date, or acquire directly or indirectly any shares of its capital stock; (h) enter into material transactions or obligations otherwise than in the ordinary course of business; or (i) issue any shares of its capital stock or grant any option, warrant, or other right to purchase or to convert any obligation into shares of its capital stock.

  The Company

   The Company has agreed, for itself and its subsidiaries, that, unless previously consented to in writing by Winton & Associates, it will (i) use its best efforts to preserve intact its present business organization,
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
present goodwill, and advantageous relationships; (ii) preserve and maintain in force all licenses, registrations, franchises, patents, trademarks, copyrights, bonds, and other similar rights; (iii) operate its business only in the usual, regular, and ordinary course and manner; (iv) maintain its books, accounts, and records in the usual, regular, and ordinary manner and on a basis consistent with prior years; (v) maintain insurance policies currently in effect; (vi) make all filings, applications, statements, and reports to all federal and state governmental agencies or entities, which are required to be made prior to the Closing Date by it or on its behalf, pursuant to any statute, rule, or regulation; and (vii) use its best efforts to obtain all necessary consents and approvals of other persons and governmental authorities necessary for the full and timely performance of its obligations under the Associates Merger Agreement.

   The Company also has agreed that, unless previously consented to in writing by Winton & Associates, neither it nor its subsidiaries will (a) amend its Articles of Incorporation or Bylaws, except for those amendments described herein; (b) make any change in its capital stock by reclassification, subdivision, reorganization, or otherwise; (c) merge or consolidate with any other corporation, trust, or entity or change the character of its business; (d) increase the compensation payable to any elected officer or to other management personnel from the amount payable as of June 30, 1996, except for a cash bonus in the aggregate amount of the greater of 1% of the total acquisition price or $800,000 in cash, deferred compensation, or Common Stock that may be paid to officers of the Company in connection with their efforts relating to the Transactions; (e) introduce or change any pension or profit sharing plan or any other employee benefit arrangement, with certain minor exceptions or as required by applicable laws; (f) enter into employment agreements with any of its officers or management personnel that may not be cancelled without penalty upon notice not exceeding 90 days; (g) declare any dividends or other distributions with respect to its capital stock, other than regular quarterly cash dividends of $.50 per share, or acquire directly or indirectly any shares of its capital stock; (h) enter into material transactions or obligations otherwise than in the ordinary course of business; or (i) issue any shares of its capital stock or grant any option, warrant, or other right to purchase or to convert any obligation into shares of its capital stock other than the grant of options covering a maximum of 5,901 shares of Common Stock under the Company's Stock Option Plan.

CONDITIONS TO ASSOCIATES MERGER

   The obligations of Winton & Associates and Mr. Winton to consummate the Associates Merger are subject to, among other things, the satisfaction of the following conditions: (i) all representations and warranties made by the Company and Heritage Residential in the Associates Merger Agreement shall be true in all material respects on the Closing Date; (ii) the Company and Heritage Residential shall have performed in all material respects all of their respective obligations under the Associates Merger Agreement on or prior to the Closing Date; (iii) all necessary corporate action on the part of the directors and stockholders of the Company and Heritage Residential to approve the Combination Agreement shall have been taken by the Closing Date; (iv) counsel to the Company and Heritage Residential shall have rendered a legal opinion to Winton & Associates in form and substance satisfactory to Winton & Associates; (v) there shall have been no material adverse change in the financial condition, properties, or business of the Company and Heritage Residential since the execution of the Associates Merger Agreement; (vi) neither the Company nor Winton & Associates shall have been made (or have threatened to be made) a party to any litigation that, in the judgment of Winton & Associates or Mr. Winton, would make the Associates Merger inadvisable or impracticable to Winton & Associates or Mr. Winton; (vii) the Company shall have taken all necessary action to increase the number of directors on its Board of Directors to appoint Mr. Winton as a director of the Company to serve until the next annual meeting of stockholders; and (viii) all of the shares of the Company's Common Stock to be issued pursuant to the Associates Merger Agreement shall have been authorized for listing, subject to official notice of issuance, on the Amex.

   The obligations of the Company and Heritage Residential to consummate the Associates Merger are subject to, among other things, the satisfaction of the following conditions: (a) all representations and warranties made by Winton & Associates and Mr. Winton in the Associates Merger Agreement shall be true in all material respects on the Closing Date; (b) Winton & Associates and Mr. Winton shall have performed in all material respects all of their respective obligations under the Associates Merger Agreement on or prior to the Closing Date; (c) all necessary corporate action on the part of the directors and stockholders of Winton & Associates adopting the Associates Merger Agreement and approving the transactions contemplated thereby shall have been taken; (d) counsel to Mr. Winton and Winton & Associates shall have rendered a legal opinion to the Company in form and substance satisfactory to the Company; (e) there shall have been no material adverse change in the financial condition, properties, or business of Winton & Associates since the execution of the Associates Merger Agreement; (f) Winton & Associates shall not have been made (or have threatened to be made) a party to any litigation that, in the judgment of the Company or Heritage Residential, would make the Associates Merger inadvisable or impracticable to the Company and Heritage Residential; (g) all of the shares of the Common Stock to be issued pursuant to the Associates Merger Agreement shall have been authorized for listing, subject to official notice of issuance, on the Amex; (h) Mr. Winton shall have entered into an employment agreement with the Company; (i) the stockholders of the Company shall have approved the Combination Proposal; and (j) all parties to the Combination Agreement shall have executed the Combination Agreement and the transactions contemplated thereby shall be effected contemporaneously with the transactions contemplated in the Associates Merger Agreement.

WAIVERS, MODIFICATIONS, AND ABANDONMENT

   The failure of either Winton & Associates or Mr. Winton to comply with any of their respective obligations, agreements, or conditions as set forth in the Associates Merger Agreement may be waived in writing by the Company and Heritage Residential by action of their respective Boards of Directors. The failure of either the Company or Heritage Residential to comply with any of their respective obligations, agreements, or conditions as set forth in the Associates Merger Agreement may be waived in writing by the Board of Directors of Winton & Associates. The Associates Merger Agreement also may be modified in any respect by the mutual consent of the respective Boards of Directors of the Company, Heritage Residential, and Winton & Associates, and Mr. Winton. However, no such modification may be made that would increase the number of shares of the Company's Common Stock to be issued in exchange for the shares of Associates Common Stock without the consent of the Company's stockholders or that would decrease the number of shares of Common Stock to be issued in exchange for the shares of Associates Common Stock without the consent of Associates.

   Despite the approval of the Combination Proposal by the stockholders of the Company, Heritage Residential, and Winton & Associates, the Associates Merger Agreement may be abandoned on or before the Closing Date through appropriate action taken (i) by the mutual agreement of the Boards of Directors of the Company, Heritage Residential, and Winton & Associates; (ii) by the Boards of Directors of the Company, Heritage Residential, and Winton & Associates in the event that any condition precedent to its obligation to consummate the Closing under the Associates Merger Agreement has not been satisfied or waived; or (iii) at the option of the Company, Heritage Residential, and Winton & Associates if any legal proceeding is pending or threatened, which would prohibit the consummation of the transactions contemplated by the Associates Merger Agreement or which would cause damages with respect to the Associates Merger Agreement.

   If the transactions contemplated by the Associates Merger Agreement are abandoned, the Associates Merger Agreement will become wholly void and of no effect without liability to any party to the Associates Merger Agreement or any of their respective directors, officers, representatives, or agents other than the payment of certain expenses and other amounts in certain circumstances described below.

FEDERAL INCOME TAX CONSEQUENCES

   It is intended that the Associates Merger will be treated for federal income tax purposes as a tax-free reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code. The Company will not recognize any gain or loss upon the issuance of its Common Stock in connection with the Associates Merger.

DISSENTERS' RIGHTS

   The stockholders of the Company will not have statutory rights to dissent from and obtain payment of the fair value of their shares in connection with the Associates Merger.

REGISTRATION AND LISTING OF COMMON STOCK

   The Company will register the Common Stock to be issued in the Associates Merger for resale under the Securities Act pursuant to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission following the Closing Date. The Company intends to file an additional listing application for such shares on the Amex.

ACCOUNTING TREATMENT

   The Associates Merger will be accounted for as a purchase for accounting and financial reporting purposes. The fair market value of the consideration given by the Company will be determined using the average closing price on the Amex of the Company's Common Stock for the 10-day period prior to public announcement of the Transactions on November 19, 1996.

                                THE PIMA MERGERS

GENERAL

   Subject to the terms of the Pima Realty/Pima Mortgage Merger Agreement, (i) Pima Realty will merge with and into Heritage Residential (the "Pima Realty Merger") with Heritage Residential being the surviving corporation, and (ii) immediately following the Pima Realty Merger, each of the Pima Mortgage Partners will merge with and into Heritage Residential (collectively, the Pima Mortgage Merger) with Heritage Residential being the surviving corporation. The consummation of the Pima Realty Merger and the Pima Mortgage Merger does not depend upon the consummation of the Exchange Offer, the Asset Transfer, the Associates Merger, or the other transactions contemplated by the Combination Agreement. Reference is made to the text of the Combination Agreement and the Pima Realty/Pima Mortgage Merger Agreement, which are attached as Appendix A and Appendix D, respectively.

   Pima Mortgage manages the day-to-day operations of the Company, subject to the supervision of the Company's Board of Directors, pursuant to the terms of a management agreement. The three corporate partners of Pima Mortgage are JG Mortgage, FP Mortgage, and JC Mortgage. Pima Realty, an affiliate of Pima Mortgage, manages each of the Company's apartment properties.

EFFECT OF THE PIMA MERGERS

   Upon the Pima Realty Merger becoming effective under applicable state law, Pima Realty will be merged with and into Heritage Residential and the separate existence of Pima Realty will terminate. All of Pima Realty's business assets and rights will be transferred to Heritage Residential, and Heritage Residential will assume all of Pima Realty's obligations and liabilities at the Closing Date. The Pima Realty/Pima Mortgage Merger Agreement provides that the Articles of Incorporation and Bylaws of Heritage Residential as in effect immediately prior to the Closing Date will be the Articles of Incorporation and Bylaws of Heritage Residential after the Closing Date.

   Upon the Pima Mortgage Merger becoming effective under applicable state law, each of the Pima Mortgage Partners will be merged with and into Heritage Residential and the separate existence of each of the Pima Mortgage Partners will terminate. All of the business assets and rights of each of the Pima Mortgage Partners will be transferred to Heritage Residential, and Heritage Residential will assume all of the obligations and liabilities of the Pima Mortgage Partners at the Closing Date. The Pima Realty/Pima Mortgage Merger Agreement provides that the Articles of Incorporation and Bylaws of Heritage Residential as in effect immediately prior to the Closing Date will be the Articles of Incorporation and Bylaws of Heritage Residential after the Closing Date.

   At the Closing Date, all of the issued and outstanding shares of Pima Realty Common Stock will be converted into 26,560 shares of the Company's Common Stock and all of the outstanding shares of JG Mortgage Common Stock, FP Mortgage Common Stock, and JC Mortgage Common Stock will be converted into an aggregate of 235,440 shares of the Company's Common Stock. In addition, each of
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Messrs. Grove, Parise, and Chan will enter into an employment agreement with the
Company for a term of five years in accordance with the Pima Realty/Pima Mortgage Merger Agreement.

REPRESENTATIONS AND WARRANTIES

   Each of Pima Realty, the Pima Mortgage Partners, Heritage Residential, and the Company has made certain representations and warranties with respect to its incorporation, good standing, and qualification to do business; corporate authority; capital stock, options, warrants, and rights; subsidiaries; financial statements and financial condition; title to assets and properties; accounts receivable; contracts; insurance; delivery of complete and accurate corporate documents and records; and the accuracy and completeness of the information supplied by it in connection with the Pima Realty/Pima Mortgage Merger Agreement. In addition, each of Pima Realty, the Pima Mortgage Partners, Heritage Residential, and the Company has made certain representations and warranties with respect to the absence of (i) material change in its respective financial condition, business, assets, or properties; (ii) pending or threatening litigation or legal proceedings; (iii) disability or liability for failure to possess any right or license or to comply with any law or regulation; and (iv) the absence of any violation of laws or its corporate documents by its execution and delivery of the Pima Realty/Pima Mortgage Merger Agreement and consummation of the transactions contemplated thereby. Each of Pima Realty, Pima Mortgage, and the Pima Mortgage Partners also has made certain representations and warranties with respect to its assets constituting all of the assets necessary to conduct the business as it has been conducted by it. The Company also has made certain representations and warranties with respect to (i) the accuracy of the reports filed by it with the Securities and Exchange Commission, and (ii) the listing on the Amex of the shares of its Common Stock into which the shares of common stock of Pima Realty and each of the Pima Mortgage Partners will be converted pursuant to the Pima Realty/Pima Mortgage Merger Agreement.

   Each of Messrs. Grove, Parise, and Chan has made certain representations and warranties with respect to certain claims by Messrs. Grove, Parise, or Chan, respectively, for indemnification against the Company or Heritage Residential by reason of the fact that he was a director, officer, employee, or agent of Pima Realty or any of the Pima Mortgage Partners, or a director, officer, employee, or agent of another entity. Each of Messrs. Grove, Parise, and Chan also has made certain representations and warranties with respect to (a) the acquisition of Common Stock being for his own account; (b) his knowledge and experience in financial and business matters; (c) his access to available information to which a reasonable investor would attach significance in making investment decisions; and (d) his status as an accredited investor as such term is defined in Regulation D promulgated under the Securities Act.

   The representations and warranties will survive the Closing.

CONDUCT PRIOR TO THE PIMA MERGERS

  Pima Realty, Pima Mortgage, JG Mortgage, FP Mortgage, and JC Mortgage

   Each of Pima Realty, Pima Mortgage, JG Mortgage, FP Mortgage, and JC Mortgage has agreed that, unless previously consented to in writing by the Company, it will (i) use its best efforts to preserve intact its present business organization, present goodwill, and advantageous relationships; (ii) preserve and maintain in force all licenses, registrations, franchises, patents, trademarks, copyrights, bonds, and other similar rights; (iii) operate its business only in the usual, regular, and ordinary course and manner; (iv) maintain its books, accounts, and records in the usual, regular, and ordinary manner and on a basis consistent with prior years; (v) maintain insurance policies currently in effect; (vi) make all filings, applications, statements, and reports to all federal and state governmental agencies or entities, which are required to be made prior to the Closing Date by it or on its behalf, pursuant to any statute, rule, or regulation; and (vii) use its best efforts to obtain all necessary consents and approvals of other persons and governmental authorities necessary for the full and timely performance of its obligations under the Pima Realty/Pima Mortgage Merger Agreement.

   Each of Pima Realty, Pima Mortgage, JG Mortgage, FP Mortgage, and JC Mortgage also has agreed that, unless previously consented to in writing by the Company, it will not (a) amend its Articles of Incorporation or Bylaws; (b) make any change in its capital stock by reclassification, subdivision, reorganization, or otherwise; (c) merge or consolidate with any other corporation, trust, or entity or change the character of its business; (d) increase the compensation payable to any elected officer or to other management personnel from the amount payable as of June 30, 1996; (e) introduce or change any pension or profit sharing plan or any other employee benefit arrangement, with certain minor exceptions or as required by applicable laws; (f) enter into employment agreements with any of its officers or management personnel that may not be cancelled without penalty upon notice not exceeding 90 days; (g) declare any dividend or other distribution with respect to its capital stock, except for certain distributions to be made to Messrs. Grove, Parise, and Chan in connection with cash and securities held by JG Mortgage, FP Mortgage, and JC Mortgage, respectively, on the Closing Date, or acquire directly or indirectly any shares of its capital stock; (h) enter into material transactions or obligations otherwise than in the ordinary course of business; or (i) issue any shares of its capital stock or, in the case of Pima Mortgage, issue any general partnership interests or limited partnership interests, or grant any option, warrant, or other right to purchase or to convert any obligation into shares of its capital stock.

THE COMPANY

   The Company has agreed, for itself and its subsidiaries, that, unless previously consented to in writing by Pima Realty, Pima Mortgage, JG Mortgage, FP Mortgage, and JC Mortgage, it will (i) use its best efforts to preserve intact its present business organization, present goodwill, and advantageous relationships; (ii) preserve and maintain in force all licenses, registrations, franchises, patents, trademarks, copyrights, bonds, and other similar rights;
(iii) operate its business only in the usual, regular, and ordinary course and manner; (iv) maintain its books, accounts, and records in the usual, regular, and ordinary manner and on a basis consistent with prior years; (v) maintain insurance policies currently in effect; (vi) make all filings, applications, statements, and reports to all federal and state governmental agencies or entities, which are required to be made prior to the Closing Date by it or on its behalf, pursuant to any statute, rule, or regulation; and (vii) use its best efforts to obtain all necessary consents and approvals of other persons and governmental authorities necessary for the full and timely performance of its obligations under the Pima Realty/Pima Mortgage Realty Agreement.

   The Company also has agreed that, unless previously consented to in writing by Pima Realty, Pima Mortgage, JG Mortgage, FP Mortgage, and JC Mortgage, neither it nor its subsidiaries will (a) amend its Articles of Incorporation or Bylaws, except for those amendments described herein; (b) make any change in its capital stock by reclassification, subdivision, reorganization, or otherwise;
(c) merge or consolidate with any other corporation, trust, or entity or change the character of its business; (d) increase the compensation payable to any elected officer or to other management personnel from the amount payable as of September 30, 1996, except for a cash bonus in the aggregate amount of the greater of 1% of the total acquisition price or $800,000 in cash, deferred compensation, or Common Stock that may be paid to officers of the Company in connection with their efforts relating to the Transactions; (e) introduce or change any pension or profit sharing plan or any other employee benefit arrangement, with certain minor exceptions or as required by applicable laws;
(f) enter into employment agreements with any of its officers or management personnel that may not be cancelled without penalty upon notice not exceeding 90 days; (g) declare any dividends or other distributions with respect to its capital stock, other than the Company's regular quarterly cash dividends of $.50 per share, or acquire directly or indirectly any shares of its capital stock;
(h) enter into material transactions or obligations otherwise than in the ordinary course of business; or (i) issue any shares of its capital stock or grant any option, warrant, or other right to purchase or to convert any obligation into shares of its capital stock other than the grant of options covering a maximum of 5,901 shares of Common Stock under the Company's Stock Option Plan.

CONDITIONS TO THE PIMA MERGERS

   The obligations of Pima Realty, Pima Mortgage, each of the Pima Mortgage Partners, and each of Messrs. Grove, Parise, and Chan to consummate the Pima Realty Merger and the Pima Mortgage Merger are subject to, among other things, the satisfaction of the following conditions: (i) all representations and warranties made by the Company and Heritage Residential in the Pima Realty/Pima Mortgage Merger Agreement shall be true in all material respects on the Closing Date; (ii) the Company and Heritage Residential shall have performed in all material respects all of their respective obligations under the Pima
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Realty/Pima Mortgage Merger Agreement on or prior to the Closing Date; (iii) all necessary corporate action on the part of the directors and stockholders of the Company and Heritage Residential to approve the Pima Realty/Pima Mortgage Merger Agreement shall have been taken; (iv) Pima Realty and each of the Pima Mortgage Partners shall have received a legal opinion regarding the Company and Heritage Residential in form and substance satisfactory to each of them; (v) there shall have been no material adverse change in the financial condition, properties, or business of the Company and Heritage Residential since the execution of the Pima Realty/Pima Mortgage Merger Agreement; (vi) neither the Company nor Heritage Residential shall have been made (or shall have been threatened to be made) a party to any litigation that, in the judgment of Pima Realty, any of the Pima Mortgage Partners, or Messrs. Grove, Parise, or Chan, would make the Pima Realty Merger or the Pima Mortgage Merger inadvisable or impracticable to Pima Realty, any of the Pima Mortgage Partners, or Messrs. Grove, Parise, or Chan; and (vii) all of the shares of the Company's Common Stock to be issued pursuant to the Pima Realty/Pima Mortgage Merger Agreement shall have been authorized for listing, subject to official notice of issuance, on the Amex.

   The obligations of the Company and Heritage Residential to consummate the Pima Realty Merger and the Pima Mortgage Merger are subject to, among other things, the satisfaction of the following conditions: (a) all representations and warranties made by Pima Realty, Pima Mortgage, each of the Pima Mortgage Partners, and each of Messrs. Grove, Parise, and Chan in the Pima Realty/Pima Mortgage Merger Agreement shall be true in all material respects on the Closing Date; (b) Pima Realty, Pima Mortgage, each of the Pima Mortgage Partners, and each of Messrs. Grove, Parise, and Chan shall have performed in all material respects all of their respective obligations under the Pima Realty/Pima Mortgage Merger Agreement on or prior to the Closing Date; (c) all necessary corporate action on the part of the directors and stockholders of Pima Realty and each of JG Mortgage, FP Mortgage, and JC Mortgage adopting the Pima Realty/Pima Mortgage Merger Agreement and approving the transactions contemplated thereby shall have been taken; (d) the Company and the Special Committee of the Company's Board of Directors shall have received a legal opinion regarding Pima Realty and each of the Pima Mortgage Partners in form and substance satisfactory to the Company, the Special Committee of the Company's Board of Directors, and their respective counsel; (e) there shall have been no material adverse change in the financial condition, properties, or business of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners since the execution of the Pima Realty/Pima Mortgage Merger Agreement; (f) none of Pima Realty, Pima Mortgage, or any of the Pima Mortgage Partners shall have been made (or have been threatened to be made) a party to any litigation that, in the judgment of the Company or Heritage Residential, would make the Pima Realty Merger or the Pima Mortgage Merger inadvisable or impracticable to the Company and Heritage Residential; (g) all of the shares of the Company's Common Stock to be issued pursuant to the Pima Realty/Pima Mortgage Merger Agreement shall have been authorized for listing, subject to official notice of issuance, on the Amex; (h) each of Messrs. Grove, Parise, and Chan shall have entered into an employment agreement with the Company; (i) the Special Committee of the Company's Board of Directors shall have received a favorable fairness opinion from Oppenheimer with respect to the Pima Realty Merger and the Pima Mortgage Merger; and (j) the Special Committee shall have approved the Pima Realty Merger and the Pima Mortgage Merger and the stockholders of the Company shall have approved the Combination Proposal.

WAIVERS, MODIFICATIONS, AND ABANDONMENT

   The failure of any of Pima Realty, Pima Mortgage, the Pima Mortgage Partners, or Messrs. Grove, Parise, or Chan to comply with any of their respective obligations, agreements, or conditions as set forth in the Pima Realty/Pima Mortgage Merger Agreement may be waived in writing by the Company and Heritage Residential by action of their respective Boards of Directors and the Special Committee. The failure of either the Company or Heritage Residential to comply with any of their respective obligations, agreements, or conditions as set forth in the Pima Realty/Pima Mortgage Merger Agreement may be waived in writing by Pima Realty and each of the Pima Mortgage Partners by action of their respective Boards of Directors. The Pima Realty/Pima Mortgage Merger Agreement also may be modified in any respect by the mutual consent of all parties. However, no such modification may be made that would increase the number of shares of Common Stock to be issued in exchange for the shares of common stock of Pima Realty or any of the Pima Mortgage Partners without the consent of the Company's stockholders or that would decrease the number of shares of the Company's Common Stock to be issued in exchange for the shares of common stock of Pima Realty, without the consent of Messrs Grove, Parise, and Chan.

   Despite the approval of the entire Combination Proposal or the Pima Components by the stockholders of the Company or the Pima Realty/Pima Mortgage Merger Agreement by the Company, Heritage Residential, Pima Realty, and each of the Pima Mortgage Partners, the Pima Realty/Pima Mortgage Merger Agreement may be abandoned on or before the Closing Date through appropriate action taken (i) by the mutual agreement of the Boards of Directors of the Company, Heritage Residential, Pima Realty, and each of the Pima Mortgage Partners; (ii) by the Boards of Directors of the Company, Heritage Residential, Pima Realty, and the Pima Mortgage Partners, in the event that any condition precedent to its obligation to consummate the Closing under the Pima Realty/Pima Mortgage Merger Agreement has not been satisfied or waived; or (iii) at the option of the Company, Heritage Residential, Pima Realty, and the Pima Mortgage Partners if any legal proceeding is pending or threatened, which would prohibit the consummation of the transactions contemplated by the Pima Realty/Pima Mortgage Merger Agreement or which would cause damages with respect to the Pima Realty/Pima Mortgage Merger Agreement.

   If the transactions contemplated by the Pima Realty/Pima Mortgage Merger Agreement are abandoned, the Pima Realty/Pima Mortgage Merger Agreement will become wholly void and of no effect without liability to any party to the Pima Realty/Pima Mortgage Merger Agreement or any of their respective directors, officers, representatives, or agents other than the payment of certain expenses and other amounts in certain circumstances described below.

INTERESTS OF CERTAIN PERSONS

   In considering the recommendation of the Special Committee of the Company's Board of Directors with respect to the transactions contemplated by the Pima Realty/Pima Mortgage Merger Agreement, stockholders should be aware that certain members of the management and the Board of Directors of the Company have certain interests in the Pima Realty Merger and the Pima Mortgage Merger that are in addition to the interests of stockholders of the Company in general.

   Messrs. Grove, Parise, and Chan are the sole shareholders of JG Mortgage, FP Mortgage, and JC Mortgage, respectively. In addition, Messrs. Grove, Parise, and Chan own all of the outstanding shares of common stock of Pima Realty, constituting all of the outstanding capital stock of Pima Realty. Pursuant to the terms of Pima Realty/Pima Mortgage Merger Agreement, Messrs. Grove, Parise, and Chan will collectively receive an aggregate of 262,000 shares of the Company's Common Stock in the Pima Mergers.

   Each of Messrs. Grove, Parise, and Chan also will enter into an employment agreement with the Company, a form of which is attached as Appendix E, in accordance with the Pima Realty/Pima Mortgage Merger Agreement. Under the
Employment Agreements, each of Messrs. Grove, Parise, and Chan will receive compensation of $100,000 per annum and be eligible to receive an annual bonus in such amount, if any, as may be determined by the non-management directors of the Company and fringe benefits generally made available from time to time to employees of the Company. Each of Messrs. Grove, Parise, and Chan will be employed under the Employment Agreements for a term of five years commencing from the date of the Employment Agreements and from year-to-year thereafter until terminated by either party. In the event of the termination of employment of Messrs. Grove, Chan, or Parise by the Company prior to the expiration of the Employment Agreement for a reason other than death, disability, or cause, such person will be entitled to receive his fixed compensation for the remainder of the term of the Employment Agreement. See "The Transactions -- Employment Agreements."

SPECIAL COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS

   Pursuant to the Bylaws of the Company, the Special Committee, consisting entirely of independent directors who are not members of management or employees of Pima Realty or Pima Mortgage, negotiated the terms of the Pima Mergers and the Pima Realty/Pima Mortgage Merger Agreement. In connection therewith, the Special Committee retained independent legal counsel and engaged Oppenheimer to act as its financial advisor, to assist in the negotiation of the terms of the Pima Mergers

(including the related employment agreements), and to deliver a written opinion as to the fairness of the consideration to be paid by the Company in the Pima Mergers, from a financial point of view. The Special Committee has determined that the Pima Mergers are (i) fair and reasonable to the Company and the stockholders of the Company, (ii) the total consideration paid for Pima Realty and the Pima Mortgage Partners is not in excess of the value of the property of Pima Realty and Pima Mortgage, and (iii) the compensation to Messrs. Grove, Parise, and Chan for services rendered in a capacity other than that contemplated by the management arrangements for Pima Realty or Pima Mortgage is not greater than the customary charges for comparable services generally available from other competent unaffiliated persons.

   In reaching its conclusion to recommend that the Board of Directors approve the Pima Mergers and the issuance of 262,000 shares of Common Stock related thereto, the Special Committee considered a number of factors, including the following: (a) the proven expertise and substantial experience of the employees of Pima Mortgage and Pima Realty, who will become employees of the Company through the Pima Mergers, in the development, acquisition, and management of apartment communities, including the Company's existing portfolio of properties;
(b) the potential for the Company to realize certain efficiencies arising from a self-managed structure by paying for management and advisory services directly rather than paying a third party for such services; (c) the interests of the management of Pima Mortgage and Pima Realty, which will be aligned with those of the Company upon the consummation of the Pima Mergers; (d) the potential for the Company to become more attractive to investors and, as a result, increase the size and revenue of the Company and increase the liquidity of the Company's Common Stock, through the conversion of the Company from an externally managed real estate investment trust to a self-managed and self-administered real estate investment trust; (e) the structure of the Pima Mergers, which will not result in recognition of income or gain for federal income tax purposes by the Company;
(f) the alternatives to the Pima Mergers, including the direct and indirect relative costs and benefits of (A) terminating the agreements with Pima Mortgage and Pima Realty and hiring a new management team or (B) continuing to be advised by Pima Mortgage and Pima Realty; and (g) the written opinion of Oppenheimer delivered to the Special Committee on November 11, 1996 to the effect that, as of the date of such opinion and based on the assumptions and subject to the qualifications and limitations set forth therein, the consideration to be paid by the Company in the Pima Mergers is fair to the stockholders of the Company from a financial point of view.

OPINION OF FINANCIAL ADVISOR TO THE SPECIAL COMMITTEE

   The Special Committee retained Oppenheimer to assist in the negotiation of the Pima Mergers and to render its opinion (the "Fairness Opinion") as to the fairness, from a financial point of view, of the consideration to be paid by the Company in the Pima Mergers. Oppenheimer was not requested to and does not make any recommendation to the stockholders of the Company regarding the Pima Mergers. The consideration paid by the Company in the Pima Mergers was determined by the Special Committee and Pima Mortgage and Pima Realty in arms-length negotiations. Oppenheimer was not requested to and did not render any financial advice or provide any fairness opinion or other analysis with regard to the Exchange Offer, the Asset Transfer, or the Associates Merger or any other transaction described herein except for the Pima Mergers.

   Oppenheimer, as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. The Special Committee's selection of Oppenheimer was based upon several factors, including experience, reputation and price.

   In rendering its written Fairness Opinion, which was dated November 11, 1996, and as the basis therefore, Oppenheimer, among other things, reviewed the following: the Pima Mortgage/Pima Realty Merger Agreement; a draft of this Proxy Statement; the Company's Form 10-K for the year ended December 31, 1995 and Form 10-Q for the quarter ended June 30, 1996; the advisory agreement between the Company and Pima Mortgage, the property management agreements between the Company and Pima Realty and between Pima Realty and affiliates of Citibank, NA and a non-affiliated third-party; and certain financial and other information relating to the Company, Pima Mortgage, and Pima Realty,
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
including certain internal financial analysis, financial and operating forecasts, reports, and other information prepared by their respective managements or representatives. Oppenheimer also held discussions with various members of management and representatives of the Company, Pima Mortgage, and Pima Realty concerning each company's historical and current operations, financial condition and prospects. In addition, Oppenheimer (i) reviewed certain publicly available information of selected companies whose securities are publicly traded that Oppenheimer considered generally comparable to Pima Mortgage and/or Pima Realty; (ii) considered the terms, to the extent publicly available, of selected transactions Oppenheimer deemed generally comparable with the Pima Mergers; (iii) reviewed the most recent market price data and trading activity for the Company's Common Stock; (iv) reviewed the projected financial results of the Pima Mergers on the Company; and (v) conducted such other investigation, financial analysis, and studies and reviewed such other information and factors as it deemed appropriate for the purposes of its opinion. Oppenheimer did not review the Company's quarterly report on Form 10-Q for the quarter ended September 30, 1996 because such report was not complete prior to Oppenheimer's rendering of the Fairness Opinion. Since November 11, 1996, the Company has not experienced any change in its operations that would materially affect the Fairness Opinion.

   In rendering the Fairness Opinion, Oppenheimer relied, without assuming responsibility for independent verification, on the accuracy and completeness of all financial and operating data, financial analysis, financial and operating forecasts,  reports,  and other  information  that were  publicly  available  or furnished or otherwise communicated to Oppenheimer by or on behalf of the Company, Pima Mortgage and Pima Realty. With respect to financial and operating forecasts, Oppenheimer assumed, with the Special Committee's approval, that they reflected the best current judgment of the managements of the Company, Pima Mortgage, and Pima Realty as to future financial performance, and that there was a reasonable probability that the projections made would prove to be substantially correct. Oppenheimer did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, Pima Mortgage, or Pima Realty nor was Oppenheimer furnished with any such evaluation or appraisal.

   The following paragraphs summarize the significant quantitative and qualitative analyses performed by Oppenheimer in arriving at its opinion. Oppenheimer considered all such quantitative and qualitative analysis in connection with its analysis, and no one method of analysis was given particular emphasis.

   1. Comparable Acquisition Analysis. Oppenheimer reviewed publicly available financial information on selected transactions in which real estate investment trusts ("REITs") acquired their external advisor and manager. These transactions included Berkshire Realty Company, Inc.'s acquistion of the Berkshire Companies Limited Partnership; Boddie-Noell Restaurant Properties, Inc.'s acquistion of BT Venture Corporation; Bradley Real Estate Trust, Inc.'s acquistion of R.M.
Bradley & Co. Inc.; CRIIMI MAE Inc.'s acquisition of the mortgage advisory, servicing, and related businesses of C.R.I., Inc.; Franchise Finance Corporation of America's acquisition of Franchise Finance Corporation of America I; Health Care REIT's acquisition of First Toledo Advisory Co.; Realty Income
Corporation's acquisition of R.I.C. Advisor, Inc.; and Shurguard Storage Centers, Inc.'s acquisition of Shurguard Inc. (together, the "Comparable REIT Advisor Transactions"). Oppenheimer compared the purchase price, excluding any contingent payments, paid by each REIT in the Comparable REIT Advisor Transactions with the latest twelve months, or reported period on an annualized basis, earnings before interest, taxes, depreciation and amortization ("EBITDA") of the Comparable REIT Advisors and calculated the following range of multiples of purchase price to advisor EBITDA of 1.9x to 15.4x. Oppenheimer then applied the range of acquisition multiples or percentages to Pima Mortgage's and Pima Realty's combined EBITDA for the 12-month period ended June 30, 1996, as adjusted to reflect management's pro-forma adjustments and certain additional adjustments that Oppenheimer deemed appropriate, to determine a combined implied range of values for Pima Mortgage and Pima Realty of from $1.3 to $10.7 million. Oppenheimer supplemented this analysis by including in the group of transactions reviewed in the Comparable Acquisition Analysis selected transactions in which companies which act as managers of real estate acquired companies in the same line of business or in which REITs acquired non-affiliated companies in the real estate management business. These transactions included Carr Realty Corporation's acquisition of the Evans Co.; Highwoods Properties, Inc.'s acquisition of the property management business of Forsyth Properties,

Inc.; and Insignia Financial Group, Inc.'s acquisition of Angeles Corporation, Edward S. Gordon Company, Paragon Group, Inc., and Security Management, Inc.
(the "Comparable Manager Transactions", and together with the Comparable REIT Advisor Transactions, the "Comparable Acquisition Transactions"). Oppenheimer compared the purchase price, excluding any contingent payments, paid in each of the Comparable Manager Transactions with the EBITDA and net earnings of the acquired company for the latest twelve months, or reported period on an annualized basis, immediately prior to the date of the acquisition and calculated the following range of multiples or purchase price to each company's EBITDA of 4.9x to 7.9x. Oppenheimer then applied the range of acquisition multiples to Pima Mortgage's and Pima Realty's combined EBITDA and net earnings for the 12-month period ended June 30, 1996, as adjusted to reflect management's pro-forma adjustments and certain additional adjustments that Oppenheimer deemed appropriate, to determine the implied range of value of Pima Mortgage and Pima Realty of from $3.4 to $5.5 million. Oppenheimer believes the comparable acquisition analysis supports its fairness determination because the value of the consideration to be paid in the Pima Mergers is within the range of the combined implied range of equity value of Pima Mortgage and Pima Realty under the comparable acquisition analysis.

   2. Discounted Cash Flow Analysis. Oppenheimer performed a discounted cash flow analysis of the (i) present value of the forecasted combined EBITDA of Pima Mortgage and Pima Realty from future operations and (ii) the present value of the terminal value of Pima Mortgage and Pima Realty at the conclusion of the forecast period. In completing its analysis, Oppenheimer utilized financial and operating forecasts of Pima Mortgage's and Pima Realty's EBITDA for the period January 1, 1997 to December 31, 2001 and applied discount rates of 12.5% to 20.0% to forecasted EBITDA and to forecasted terminal value which was determined by applying a range of EBITDA multiples of 6.67x to 8.0x to forecasted EBITDA for the period January 1, 2002 to December 31, 2002. This analysis resulted in a range of combined discounted cash flow values of Pima Mortgage and Pima Realty of $4.2 to $6.0 million. Oppenheimer believes the discounted cash flow analysis supports its fairness determination because the value of the consideration to be paid in the Pima Mergers is within the range of the combined implied range of equity values of Pima Mortgage and Pima Realty under the discounted cash flow analysis.

   3. Comparable Company Analysis. Oppenheimer reviewed publicly available financial information on selected publicly held companies which act as managers of real estate. These companies included CB Commercial Real Estate Services Group Inc., Christina Companies, Inc., Grubb & Ellis Company, Insignia Financial Group, Inc., and NHP Incorporated (the "Comparable Real Estate Managers"). Oppenheimer compared the adjusted market value (market value plus net debt) or market value of each of the Comparable Real Estate Managers (except CB
Commercial Real Estate Services Group Inc.) with its latest twelve months, or reported period on an annualized basis, EBITDA and net earnings. For CB Commercial Real Estate Services Group, Inc., Oppenheimer utilized pro-forma financial results, on an annualized basis, contained in the company's registration statement dated November 4, 1996. Based upon the closing market trading prices as of November 8, 1996, and the mid-point of CB Commercial Real Estate Services Group Inc.'s range of anticipated initial public offering price, Oppenheimer calculated that the Comparable Real Estate Managers traded in the following ranges: a range of adjusted market value to the latest 12 months EBITDA of 6.3x to 20.7x; a range of market value to latest 12 months net earnings of 4.8x to 122.4x; and a range of market value to projected 1997 net earnings of 10.7x to 63.2x. Oppenheimer then applied the range of trading multiples to Pima Mortgage's and Pima Realty's combined EBITDA and net earnings for the 12-month period ended June 30, 1996, as adjusted to reflect management's pro-forma adjustments and certain additional adjustments that Oppenheimer deemed appropriate, to determine the implied combined range of value of Pima Mortgage and Pima Realty of from $4.5 to $26.3. All projected estimates for the Comparable Real Estate Managers were based upon independently published estimates, except CB Commercial Real Estate Services Group Inc. for whom no projected estimates were available. Oppenheimer believes the comparable company analysis supports its fairness determination because the value of the consideration to be paid in the Pima Mergers is within the range of the implied range of equity values of Pima Mortgage and Pima Realty under the comparable company analysis.

   4. Pro-Forma Merger Analysis. Oppenheimer analyzed the financial impact resulting exclusively from the Pima Mergers on the Company's pro-forma projected funds from operations ("FFO") for calendar year 1997 based on internal estimates provided by respective managements of the Company, Pima Mortgage and Pima Realty. Oppenheimer considered the pro-forma merger analysis to be relevant to its fairness determination because, among other things, such analysis estimated the extent to which the Pima Mergers would be accretive or dilutive to the FFO per share of the Company. Oppenheimer's analysis indicated the projected FFO per share for the pro-forma combined Company in 1997 would be accretive (i.e., result in an incremental increase) to the projected FFO per share for the Company if the Pima Mergers were to have occurred as of January 1, 1997. Oppenheimer viewed the pro-forma merger analysis as positive to its fairness determination, primarily because of the projected accretion to FFO per share from the Pima Mergers. The results of the pro-forma merger analysis are not necessarily indicative of future operating results or financial position.

   5. Pro-Forma Contribution Analysis. Oppenheimer reviewed historical and projected FFO estimates for the Company provided by management of the Company and the Company's forecasted pro- forma calendar year 1997 FFO assuming the Pima Mergers occurred as of January 1, 1997. Oppenheimer then calculated the combined contribution of Pima Mortgage and Pima Realty to the Company's forecasted pro-forma calendar year 1997 FFO to determine the combined percentage contribution of Pima Mortgage and Pima Realty. Oppenheimer's analysis indicated that the forecasted combined contribution of Pima Mortgage and Pima Realty equaled 10.14% of the Company's forecasted pro-forma calendar year 1997 FFO which amount Oppenheimer observed was greater than the 7.67% pro-forma percentage of the Company's outstanding shares proposed to be issued in the Pima Mergers. Oppenheimer observed that the combined contribution of Pima Mortgage and Pima Realty to the Company's combined forecasted pro-forma FFO for calendar year 1997 was greater than the proportion of the Company's Common Stock to be received by Pima Mortgage and Pima Realty in the Pima Mergers. Oppenheimer viewed the pro-forma contribution analysis as positive to its fairness determination.

   The preparation of a fairness opinion involves determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Accordingly, Oppenheimer believes that its analysis must be considered as a whole and that considering any portion of such analysis and of the factors considered, without considering all analysis and factors, could create a misleading or incomplete view of the process underlying its Fairness Opinion. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth herein. In addition, analysis relating to the value of the business of the Company do not purport to be appraisals or to reflect the prices at which the Company's assets may actually be sold. Oppenheimer expressed no opinion as to the price or trading range at which the Company's Common Stock would trade following completion of the Pima Mergers. Oppenheimer's Fairness Opinion dated November 11, 1996, was based solely upon information available to Oppenheimer and the economic market and other circumstances that existed as of the date of the Fairness Opinion. In general, Oppenheimer used historical financial information through June 30, 1996. Although events occurring after such date could affect the assumptions and conclusions contained in the Fairness Opinion, the Company has not experienced any changes since November 11, 1996 that would materially alter Oppenheimer's assumptions and conclusions in the Fairness Opinion. Oppenheimer was not requested to and will not undertake to reaffirm or revise the Fairness Opinion or otherwise comment upon any events occurring after the date thereof.

   As compensation for its written opinion as to the fairness of the Pima Mergers, Oppenheimer received a fee of $200,000, consisting of a $25,000 retainer paid at the time of Oppenheimer's engagement, and $175,000 paid upon delivery of the written Fairness Opinion. Oppenheimer did not provide any services to the Company prior to its services in rendering the Fairness Opinion.


AMENDMENT TO BYLAWS

   In the Pima Realty/Pima Mortgage Merger Agreement dated as of November 8, 1996, the Company agreed, among other things, that the mergers of Pima Realty and Pima Mortgage would be subject, among other things, to compliance with the Bylaws of the Company. Section 3.08 of the Bylaws of the Company prohibits the Company's purchase of property in which any advisor, director, or officer of the Company, or any affiliate of such persons, has an interest unless, among other things, after disclosure to the Board of Directors, a majority of the members of the Board of Directors who are not affiliates of such interested party approve the transaction. In approving the transaction, the independent directors must determine, among other things, that if the acquisition is of property other than mortgage loans, the total consideration is not in excess of the appraised value of such property. No appraisal of the property of Pima Realty or Pima Mortgage has been made in connection with the Pima Realty/Pima Mortgage Merger Agreement, which was negotiated on an arm's-length basis between the Special Committee and representatives of Pima Mortgage and Pima Realty. In view of the role of the Special Committee, which retained legal counsel and engaged Oppenheimer in negotiating the terms of the Pima Mergers on behalf of the Company and received a fairness opinion from Oppenheimer, the Board of Directors believes it unnecessary for purposes of protecting the interests of stockholders of the Company to appraise the assets and properties of Pima Mortgage or Pima Realty. There can be no assurance that an appraisal of the assets and properties of Pima Realty and Pima Mortgage would not have revealed values for such assets and properties that are significantly less than the value of shares of the Company's Common Stock being issued in exchange therefor. The Special Committee, however, believes that the procedures and due diligence undertaken by the Special Committee with respect to the assessment of the valuation of Pima Realty and Pima Mortgage provided it with a reasonable basis in determining whether the values of Pima Realty and Pima Mortgage approximated the value of the Common Stock exchanged therefor. The approval of the Combination Proposal will serve to amend the Company's Bylaws to exclude the Pima Mergers from the applicable provisions of the Bylaws.

   The foregoing discussion of the amendment to the Bylaws constitutes a summary of the proposed amendment to the Company's Bylaws. Reference is made to the complete text of such amendment, which is set forth in the form of the Amendment to the Bylaws, a copy of which is attached as Appendix I.

FEDERAL INCOME TAX CONSEQUENCES

   It is intended that the Pima Realty Merger and the Pima Mortgage Merger will be treated for federal income tax purposes as tax-free reorganizations within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code. The Company will not recognize gain or loss upon the issuance of its Common Stock in connection with the Pima Mergers.

DISSENTERS' RIGHTS

   The stockholders of the Company will not have statutory rights to dissent from and obtain payment of the fair value of their shares in connection with the Pima Mergers.

REGISTRATION AND LISTING OF COMMON STOCK

   The Company will register the Common Stock to be issued in the Pima Mergers for resale under the Securities Act pursuant to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission following the Closing Date. The Company intends to file an additional listing application for such shares of Common Stock on the Amex.

ACCOUNTING TREATMENT

   The Pima Mergers will be accounted for by the Company as the termination of the contracts between the Company and Pima Mortgage for financial reporting purposes. The cost of the acquisitions will be charged to contract termination expenses as of the Closing Date. The fair value of the consideration given by the Company was determined using the average closing price on the Amex of the Company's Common Stock for the 10-day period prior to public announcement of the Transactions on November 19, 1996.

                        INFORMATION REGARDING THE COMPANY

                                  INTRODUCTION

   The Company is a real estate investment trust engaged in the acquisition and operation of apartment communities in the southwestern United States. At September 30, 1996, the Company owned 19 apartment communities, containing 3,093 units, located in Phoenix and Tucson, Arizona, Houston, Texas and Albuquerque, New Mexico. As of such date, the total book value of the apartments was $71.3 million, and the apartments were subject to first mortgage loans totaling $49.6 million. Each of the properties is owned by a wholly owned subsidiary of the Company, and the first mortgage loans are generally non-recourse and non-cross collateralized. The Company also owned through joint ventures six apartment communities, containing 1,441 units, located in Phoenix and Tucson, Arizona. The Company's investments in the joint ventures totalled $3.0 million at September 30, 1996.

   Prior to 1993, the Company invested in mortgage assets ("Mortgage Assets") that entitled it to receive the excess cash flows from a pool of mortgage instruments over the required payments on the related structured financing. In early 1993, the Company determined to shift its focus to the acquisition, development and operation of apartment communities. The Company plans to hold the existing Mortgage Assets and use the cash flows for apartment acquisitions, operations, payment of dividends and other corporate purposes. At September 30, 1996, the Mortgage Assets had a carrying value of $5.5 million, of which $3.3 million were pledged as collateral for short-term borrowing of $2.0 millon.

   Pima Mortgage has managed the day-to-day operations of the Company, subject to the supervision of the Company's Board of Directors, pursuant to the terms of a management agreement. The Company also has entered into property management agreements with Pima Realty, an affiliate of Pima Mortgage, for each of its current apartment properties.

   The Company has elected to be taxed as a REIT pursuant to sections 856 through 860 of the Code. The Company generally will not be subject to tax on its income to the extent that it distributes its taxable income to its stockholders and maintains its qualification as a REIT. See "Information Regarding the Company -- Federal Income Tax Considerations."

   The Company was incorporated in the state of Maryland on June 18, 1987 and commenced its operations on August 26, 1987. The Company's Common Stock is listed on the Amex under the symbol "ASR." The Company effected a reserve stock split on July 7, 1995 under which one new share of common stock was issued in exchange for five shares of outstanding common stock. Accordingly, all data relating to the number of shares and per share amounts for prior periods have been adjusted to reflect the reverse stock split.

   The principal executive offices of the Company and Pima Mortgage are located at 335 North Wilmot, Suite 250, Tucson, Arizona 85711, telephone number (520) 748-2111. Unless the context otherwise requires, the terms "Company" and "ASR" mean ASR Investments Corporation and its subsidiaries.

                     SELECTED CONSOLIDATED FINANCIAL DATA
                     (IN THOUSANDS EXCEPT PER SHARE DATA)

   The selected consolidated financial data presented below for the five years ended December 31, 1995 and as of December 31, 1995, 1994, 1993, 1992, and 1991
were derived from the audited Consolidated Financial Statements of the Company. The selected consolidated financial data as of September 30, 1996 and for the nine months ended September 30, 1996 and 1995 have been derived from the unaudited consolidated financial statements of the Company included elsewhere herein. The unaudited consolidated financial statements have been prepared on the same basis as the audited consolidated financial statements and, in the opinion of management, include all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of the results of operations for the periods presented.

   The data set forth below should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Consolidated Financial Statements, including the Notes thereto, appearing elsewhere herein.

                                                                                                                 NINE MONTHS ENDED
                                                                     YEARS ENDED DECEMBER 31,                      SEPTEMBER 30,
                                                   --------------------------------------------------------    --------------------
                                                     1995        1994        1993        1992        1991        1996        1995
                                                   --------    --------    --------    --------    --------    --------    --------
CONSOLIDATED STATEMENTS OF OPERATIONS DATA

 Income from real estate
   Rental and other income ......................  $ 14,034    $ 12,528                                        $ 10,941    $ 10,493
   Operating and maintenance expenses, real
     estate taxes and insurance .................    (6,719)     (5,497)                                         (5,076)     (4,943)
   Interest expense .............................    (4,387)     (3,941)                                         (3,269)     (3,373)
   Depreciation and amortization ................    (2,692)     (1,995)                                         (2,074)     (1,959)
                                                   --------    --------                                        --------    --------
     Income from real estate ....................       236       1,095                                             522         218
                                                   --------    --------                                        --------    --------
 Income from mortgage assets
   Prospective yield income .....................     3,884       6,433    $  7,264    $    919    $ 34,512       2,174       3,063
   Income from redemptions and sales ............     5,302       4,263       2,596       7,725       4,927
   Interest expense .............................      (347)     (2,596)     (4,794)     (5,841)     (6,594)       (152)       (170)
   Provision for reserves .......................                           (20,286)    (57,588)     (2,737)
                                                   --------    --------    --------    --------    --------    --------    --------
     Income from mortgage assets ................     8,839       8,100     (17,816)    (62,510)     25,181       9,747       7,820
                                                   --------    --------    --------    --------    --------    --------    --------
 Income (loss) before administrative
   expenses and other income ....................     9,075       9,195     (17,816)    (82,510)     25,181      10,269       8,038
 Administrative expenses ........................    (2,983)     (2,216)     (1,949)     (3,104)     (6,355)     (2,759)     (2,802)
 Other income, net ..............................       462         723         286         739         248         708
                                                   --------    --------    --------    --------    --------    --------    --------
 Income (loss) before cumulative effect
   of accounting change .........................     6,554       7,702     (19,479)    (64,875)     18,826       7,758       5,944
 Cumulative effect of accounting change .........                           (21,091)
                                                   --------    --------    --------    --------    --------    --------    --------
 Net Income .....................................  $  6,554    $  7,702    $(40,570)   ($64,875)   $ 18,826    $  7,758    $  5,944
                                                   ========    ========    ========    ========    ========    ========    ========
 Per average outstanding share
   Net income (loss) before cumulative
     effect of accounting change ................  $   2.09    $   2.48    $  (6.27)   $ (20.20)   $   6.25    $   2.46    $   1.90
   Cumulative effect of accounting change* ......                             (6.79)
                                                   --------    --------    --------    --------    --------    --------    --------
   Net income (loss) per share ..................  $   2.09    $   2.48    $ (13.07)   $ (20.20)   $   6.25    $   2.46    $   1.90
                                                   ========    ========    ========    ========    ========    ========    ========
 Dividends per share ............................  $   2.00    $   0.50    $   1.15    $   2.25    $   7.20    $   1.50    $   1.50
                                                   ========    ========    ========    ========    ========    ========    ========
 Weighted average shares outstanding ............     3,141       3,100       3,104       3,209       3,007       3,155       3,137
                                                   ========    ========    ========    ========    ========    ========    ========
                                                                      DECEMBER 31,                                   SEPTEMBER 30,
                                                 ---------------------------------------------------                 ------------
                                                    1995          1994          1993         1992         1991           1996
                                                 ---------     ---------     ---------    ----------    --------       -------
CONSOLIDATED BALANCE SHEET DATA
  Apartment and other real estate
     assets .................................... $ 79,510      $ 73,056      $  3,855                                  $ 85,657
  Mortgage assets ..............................   11,877        18,965        37,881      $108,623      $215,747         5,527
  Total assets .................................   94,169        96,745        54,068       116,589       219,582        97,644
  Real estate notes payable ....................   49,633        50,693                                                   49,564
  Mortgage assets borrowing, net ...............    4,495         6,422        22,062        39,517        61,527         1,954
  Stockholders' Equity .........................   37,395        37,100        30,948        75,284       149,585        40,531

------------
* Prior to December 1993, the Company followed the practice of writing down the carrying value of a mortgage asset (including an allocated portion of the deferred hedging cost) to its estimated future cash flows. In December 1993, the Company adopted SFAS No. 115, which requires that the carrying value of a mortgage asset be written down to its estimated fair value when its estimated yield is less than a "risk-free yield." As a result, the Company wrote down substantially all its mortgage assets in 1993 to their estimated fair value and recorded a charge of $21,091,000, which was reported as a cumulative effect of accounting change.

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

GENERAL

   In 1993, the Company determined to become an apartment real estate investment trust. The Company continues to hold its mortgage assets and use the cash flows for apartment acquisitions and development, operations, payment of dividends, and other corporate purposes.

   In January 1994, the Company acquired its initial portfolio of seventeen apartment communities (2,461 units) located in Tucson, Arizona, Houston, Texas, and Albuquerque, New Mexico. The total cost was approximately $61,600,000, which was financed by non-recourse first mortgage loans of $45,700,000, seller carryback financing of $6,500,000, and cash of $9,400,000. In February 1995, the Company acquired a 222-unit apartment community in Mesa, Arizona for $6,356,000, which was financed with a $3,770,000 non-recourse first mortgage loan.

   In March 1996, the Company began construction of a 356-unit luxury apartment community in Tempe, Arizona. Leasing of the project commenced in December 1996. Total project costs are estimated to be approximately $21 million and the Company has obtained a construction loan of $15.4 million.

   In addition to wholly owned apartment communities, the Company has acquired six apartment communities (1,441 units) in Phoenix and Tucson, Arizona through joint ventures with a pension plan affiliate of Citicorp. The Company is a 15% equity partner and managing member of the joint ventures. The Company receives between 15% and 51% of the net profits and cash flow depending on the performance of the joint ventures.

   The operating income from apartments is affected primarily by rental rates, occupancy rates and operating expenses. Rental rates and occupancy rates are affected by the strength of the local economy, the local housing market, and the supply of and demand for apartment communities.

   The Company continues to own mortgage assets acquired prior to 1993 to generate cash flows for apartment acquisitions and development and other corporate purposes. These mortgage assets entitle the Company to receive the excess of the cash flow on pools of mortgage instruments over the required payments on a series of structured financings which they secure. Income and cash flows from mortgage assets are affected primarily by mortgage prepayment rates and short-term interest rates. Higher mortgage prepayment rates or higher short-term rates reduce the income and total cash flows over the life of the mortgage assets. Prepayment rates are affected primarily by mortgage interest rates. Mortgage assets are amortizing assets and the cash flows decline over time.

   In 1993, mortgage interest rates dropped to their lowest level in twenty years and prepayment rates reached record levels. In 1994, mortgage interest rates increased and actual and anticipated prepayment rates decreased. In 1995, although prepayment rates increased because mortgage rates declined to near the 1993 lows by year end, they were well below the 1993 record levels. In 1996, prepayment rates remained well below the 1993 record levels, as mortgage rates did not change substantially from the 1995 levels.

   The Company also has the option to cause the early redemption of the structured financings at par after specified conditions are met (generally when the structured financing is below a specified balance or after a specified date). In such event, the mortgage instruments are sold and the net proceeds after the redemption of the structured financing are remitted to the Company. Mortgage asset redemptions have the effect of accelerating the cash flows and increasing the value. Redemption transactions occur from time to time as specified conditions are met rather than on a monthly or quarterly basis, and the net proceeds are affected by the market price of the mortgage instruments. Thus, the cash flows and income from redemption transactions fluctuate significantly between periods. Mortgage asset redemptions reduce the cash flows and income in future periods.

RESULTS OF OPERATIONS

COMPARISON OF NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995

   Real Estate Operations -- Rental and other income for the 1996 period increased by $448,000, or 4.39%, due primarily to improved rental income from the Company's wholly owned properties. Rental rate increases provided $335,000 of the additional rental income due primarily to the Houston communities which had a 4% rental rate increase over the 1995 period. Improved occupancy contributed $96,000 of the additional rental income, due primarily to an increase in the Tucson communities' occupancy rate, which increased from 89.8% in the 1995 period to 93.1% in the 1996 period. The Company believes the improved occupancy rate is due to improved economic conditions in the Tucson market as well as aggressive marketing strategies used by the property management company. Rental revenue also increased due to approximately $200,000 from prior rate increases becoming effective as leases are renewed or the apartment is re-leased. These prior rent increases were experienced primarily in the Tucson communities. The increases in rental income were mitigated by an increase in rental concession expense of $183,000 primarily attributable to the Albuquerque communities. The increased rental concessions result from competition from new apartment communities in their rent up phase. Operating and maintenance expenses increased by 4.7% due to the 1995 apartment acquired in February 1995 and increases in payroll expenses and marketing expenses. Real estate taxes and insurance expenses decreased 4.2% due to an adjustment made in 1995 based on the actual property tax assessment. Depreciation expense in 1996 increased 5.9% due to capital improvements on the apartment communities. Interest expense on real estate mortgages decreased due to lower principal balances resulting from monthly payments.

   Mortgage Assets -- Prospective yield income decreased in 1996 due to the decrease in the mortgage asset balance as a result of amortization and redemptions. The average mortgage asset balance was $9,284,000 for the 1996 period compared with $15,559,000 for the 1995 period. The decrease was mitigated by an increase in the average prospective yield from 29% in the 1995 period to 34% in the 1996 period. Income from redemptions and sales increased by $2,798,000 as a result of the sale and redemption of seven mortgage assets in 1996 for income of $7,725,000 compared to the sales of four mortgage assets in 1995 for income of $4,927,000. Included in the 1995 income was $2,420,000 from the reversal of an excess yield maintenance payment accrued in 1993 on borrowing secured by mortgage assets.

   Operating Expenses and Other Income -- Operating expenses were $43,000 lower in 1996 than the comparable period in 1995. The 1996 amount included an accrual of stock appreciation rights expense of $507,000 and an accrual of $400,000 of expenses related to the acquisition costs of the Transactions. The 1995 amount included an accrual of stock appreciation expense of $705,000 and also included approximately $100,000 of costs related to the reverse stock split in July 1995. Administrative expenses for 1996 were also lower by approximately $145,000 primarily due to lower costs for officer and director's insurance. Interest and other income decreased as the 1995 amount included a gain of $311,000 from the early payoff of a note payable and a gain of $180,000 from the sale of an asset. Other interest expense decreased as the Company paid off the unsecured real estate note payable in April 1995.

   On July 7, 1995, the Company completed a reverse stock split under which one new share of common stock was issued in exchange for five shares of outstanding stock. Accordingly, the number of common stock issued and all per share amounts for all years have been adjusted for the reverse stock split.

1995 COMPARED TO 1994

   Income and expenses from real estate operations increased in 1995 due to the acquisition of an apartment community in February 1995 as well as new investments in joint ventures. Rental and other income increased by $1,506,000 as a result of $931,000 in revenues from the acquired community, a $569,000 increase in revenues from communities owned by the Company, and a $60,000 increase in joint venture income. Operating expenses increased as a result of $403,000 in expenses incurred by the Company in connection with the acquired community as well as higher operating expenses in the other communities owned by the Company, which resulted from a decrease in occupancy rates from 94% in 1994 to 91% in 1995 (mostly in Tucson) and the corresponding turnover, marketing, and payroll expenses incurred by the Company as a result of such decrease in occupancy rates. Depreciation expenses increased due to the Company's acquisition of an apartment community in February 1995 and capital expenditures incurred in 1994 and 1995. Interest expense on real estate mortgages also increased in 1995 due to the Company's borrowing of additional funds for the acquisition in February 1995.

   As a result of amortization of the investment in and redemption of mortgage assets during 1994 and 1995, the average balance of mortgage assets decreased from $26,691,000 for 1994 to $14,827,000 for 1995.

While the average prospective yield was 28% for 1995 compared with 24% for 1994, the prospective yield income decreased by $2,549,000. Income from redemptions in 1995 totaled $5,302,000 consisting of $2,882,000 from redemption of five mortgage assets and $2,420,000 from the reversal of the excess yield maintenance payment accrued in 1993 on notes payable. Income from redemptions of $4,263,000 in 1994 resulted from the redemption of four mortgage assets.

   Operating and administrative expenses increased in 1995 primarily due to an increase in expense accruals for stock appreciation rights of $381,000 (caused by higher stock price) and dividend equivalent payments on stock options of $600,000. The higher stock appreciation rights and dividend equivalent expenses were mitigated by a decrease in management fees of $170,000 in 1995 compared to 1994.

   Interest and other income decreased in 1995 due to the use of the cash held by trustee to prepay the notes payable secured by mortgage assets in February 1995. Interest expense on real estate mortgages increased due to the borrowing for the February 1995 purchase of an apartment community. Other interest expense decreased due to the prepayment of the notes payable secured by mortgage assets in February 1995 and the prepayment of the real estate notes in April 1995.

1994 COMPARED TO 1993

   The Company had net income of $7,702,000 in 1994 compared with a net loss of $40.6 million in 1993. The income in 1994 resulted from operating income generated by the apartments and the existing mortgage assets.

   In 1994, the first year that the Company had earnings from real estate, rental and other income totaled $12,528,000 and, after the related operating, interest and depreciation expenses, income from real estate totaled $1,095,000 (including the Company's share of results of the joint ventures). As a result of high demand, rental rates in the Company's apartment communities increased during 1994 by 10% in Tucson, 5% in Albuquerque, and 2% in Houston while maintaining each apartment community's occupancy rate.

   Prospective yield income from mortgage assets decreased due to a reduction of $18,916,000 in the net carrying value, mitigated by a higher yield in 1994 due to significantly lower mortgage prepayment rates. The average yield on the mortgage assets for 1994 was approximately 24%. The Company realized income in 1994 of $4,263,000 from the redemption of four mortgage assets and the sale of the underlying mortgage instruments. The provision for reserve for 1993 was due to the decrease in the estimated future cash flows of certain mortgage assets. The charge from the cumulative effect of accounting change in 1993 was due to adoption of SFAS No. 115 which resulted in the reduction of the net carrying values of substantially all of the mortgage assets to their estimated fair market values. Both the provision for reserve and the cumulative effect of accounting change were caused by very low mortgage interest rates which resulted in historically high levels of mortgage prepayment rates.

   Interest and other interest income increased due to higher interest rates on investments and a write down of a short-term investment ($254,000) in 1993.

   Operating expenses increased in 1994 due to the accrual in 1994 of expenses relating to the stock appreciation rights ($324,000) and dividend equivalent payments on the options and stock appreciation rights ($200,000), offset by a reduction in the 1994 management fees of $81,000, the Company's efforts to reduce operating expenses and a reduction in the 1993 expenses of $470,000 relating to the legal fees reimbursement from insurance carriers relating to legal fees relating to the class action suit settled in 1992.

   Interest expense on real estate mortgages increased because of the borrowing incurred in connection with acquisition of the apartments in January 1994. Other interest expense decreased due to a decrease in the notes payable secured by mortgage assets.

INCOME FROM REDEMPTION AND SALES OF MORTGAGE ASSETS

   The Company's income includes income from redemption and sales of mortgage assets of $7,725,000 for the nine months ended September 30, 1996 and $5,302,000, $263,000, and $2,596,000 for the years ended December 31, 1995,
1994, and 1993, respectively. Such income is not necessarily indicative of future operating results or of the Company's future financial condition because income from redemptions and sales of mortgages (i) results from the sale or redemption of a finite number of assets that are no longer being purchased by the Company and (ii) is highly dependent on future levels of mortgage prepayment and interest rates.

LIQUIDITY, CAPITAL RESOURCES, AND COMMITMENTS

   Cash provided by operations for the nine months ended September 30, 1996 was $10,680,000 compared with $6,277,000 for the same period in 1995. The increase was primarily due to a $5,218,000 increase in cash from redemptions and sales of mortgage assets ($7,725,000 for the 1996 period compared to $4,927,000 for the 1995 period, which included a non-cash credit of $2,420,000 for the reversal of accrued excess yield maintenance payment on notes payable) offset by an $871,000 decrease in prospective yield income on the mortgage assets.

   Cash used in investing activities for the nine months ended September 30, 1996 was $2,394,000 compared with $3,592,000 for the same period in 1995. The decrease was due to (i) a decrease of $6,142,000 in investments in apartments as the Company purchased an apartment community in February 1995 and did not make any purchases in 1996, (ii) a decrease of $1,723,000 in investment in joint ventures as the Company made investments in new joint ventures in 1995 to acquire two apartment communities and made no investment in new joint ventures in 1996 and (iii) an increase of $189,000 in the amortization in the carrying value of mortgage assets. The decrease was mitigated by (i) an increase of $3,208,000 in expenditures for construction of Finisterra Apartments and other land development, (ii) a decrease of $3,326,000 in proceeds from dispositions of other real estate assets and (iii) an increase in other assets of $322,000.

   Cash used in financing activities for the nine months ended September 30, 1996 was $4,790,000 compared with $4,524,000 for the same period in 1995. The increase was primarily due to (i) a decrease in the issuance of real estate notes payable of $6,895,000 as the Company did not make any purchases in 1996,
(ii) a decrease of $3,034,000 in notes payable secured by mortgage assets and short-term borrowing, and (iii) a decrease of $22,000 in the exercise of stock options. The increase in cash used in financing activities was mitigated by (a) an increase of $247,000 from proceeds from the Finisterra Apartments construction loan, (b) a decrease of $7,508,000 in the repayment of real estate notes payable as the Company prepaid the unsecured real estate notes in 1995,
(c) accrued construction cost payable of $1,384,000 for the Finisterra Apartment community for September that was paid in October, and (d) an increase in other liabilities of $546,000 primarily due to accrued 1996 legal and consulting fees related to future acquisitions.

   The Company continues to realize substantial cash flows from its mortgage assets. A majority of the cash flows is generated from redemptions of the mortgage assets. The Company may also sell a mortgage asset that is redeemable in the foreseeable future. The redemptions or sales accelerate the mortgage asset cash flows and increase the present value. During the first nine months of 1996, the mortgage assets generated total cash flow of $16,229,000, including $11,750,000 from the redemption of seven mortgage assets. The Company used a portion of the proceeds to reduce short-term borrowing by $2,541,000. In addition, the Company sold or redeemed two mortgage assets in October 1996 for total proceeds of $1,825,000.

   The Company has prepared the following estimates of future cash flows from the mortgage assets. Cases 1, 2 and 3 assume that except for the early redemptions or sales of the mortgage assets in October 1996 as described in the preceding paragraph, there would be no further early redemptions or sales of mortgage assets. The assumed interest rate and mortgage prepayment rates in Case 2 are the approximate interest rate and forecasts of prepayment rates made by market participants as of September 30, 1996. Mortgage prepayment rates represent the average annual prepayment rate assumed for the underlying mortgage instruments. The estimates in Case 4 have been prepared using the same interest rate and mortgage prepayment rates as Case 2 except that each mortgage asset is assumed to be redeemed at the first available date and the underlying mortgages are sold at the September 30, 1996 prices.

                                                                             CASE 1          CASE 2          CASE 3          CASE 4
                                                                            -------         -------         -------         -------
                                                                                             (DOLLARS IN THOUSANDS)
Assumed one month LIBOR ............................................            3.5%            5.5%            7.5%            5.5%
Assumed annual mortgage prepayments ................................          19.63%          12.45%           8.45%          12.45%
Average sale price of mortgages (% of par) .........................                                                         106.92%
Estimated cash flows
  1996 (fourth quarter) ............................................        $ 2,729         $ 2,660         $ 2,590         $ 2,660
  1997 .............................................................          3,389           2,874           2,354           8,815
  1998 .............................................................          2,440           2,240           1,914             868
  1999 .............................................................          1,732           1,740           1,612           3,995
  2000 .............................................................          1,232           1,386           1,388          17,847
  2001-2020 ........................................................          5,378          10,865          18,353             967
                                                                            -------         -------         -------         -------
     Total .........................................................        $16,900         $21,765         $28,211         $35,152
                                                                            =======         =======         =======         =======

   There can be no assurance that the actual interest and prepayment rates will be as assumed or that the prices of the mortgage instruments will remain at the assumed levels. Proceeds from redemptions are highly dependent on prices available upon sale of the mortgages as well as the timing of meeting the conditions for redemption (generally reduction of the structured financing to a specified balance or a specified date). As an example, if the assumed average price above par for mortgage sales in Case 4 above were to decrease by half (the average mortgage prices decreases to 103.46%), the estimated total cash flow in Case 4 would decline by $12,227,000 of which $2,806,000 would relate to 1997.

   At September 30, 1996, the Company had cash of $5,917,000. In October, the Company received cash proceeds of $1,825,000 from the sale or redemption of two mortgage assets. In addition, the Company will receive funding from the Finisterra apartments construction loan for the costs paid by the Company, which amount to approximately $2,500,000. The Company intends to use such funds to pay for capital improvements on existing apartment communities, to acquire apartment communities, and to pay dividends and operating expenses.

   In November 1996, the Company entered into the Combination Agreement, which provides for the Transactions, including the acquisitions of the Winton Properties, Winton & Associates, and the Pima Entities. The Transactions will be financed by the Company (i) assuming or refinancing approximately $49,311,000 in mortgage debt attributable to the Winton Properties, (ii) paying an aggregate of $1,600,000 in cash to the Approving Winton Partnerships for closing costs, and
(iii) exchanging a combination of shares of the Company's Common Stock and LP Units in an amount equal to $29,359,000. The Company's cash obligations in connection with the Transactions include (a) approximately $1,500,000 in transaction costs, (b) $1,600,000 to be paid to the Approving Winton Partnerships for closing costs, (c) $988,000 for required escrow deposits and loan and assumption fees relating to the mortgage debt to be assumed or refinanced, and (d) up to $1,500,000 to be paid to the Approving Winton Partnerships and thereafter distributed to Winton Partners that are not accredited investors upon the dissolution and liquidation of the Winton Partnerships.

   The Company anticipates that the Transactions will result in (1) significant increases in the Company's real estate income, operating, real estate, and insurance expenses, and depreciation and amortization of real estate, (2) an increase in interest expense related to real estate, (3) an increase in income from real estate, (4) a decrease in administrative expenses resulting from the replacement of management fees previously paid to the Pima Entities for the management of the Company's properties and operations with salaries to be paid by the Company to the officers of the Pima Entities who will become employees of the Company, all based on pro forma combined statements for the nine months ended September 30, 1996 assuming that the Transactions had occurred on January 1, 1995.

OTHER INFORMATION

   Apartment leases generally are for terms of six to 12 months. Management believes that such short-term leases lessen the impact of inflation as a result of the ability to adjust rental rates to market levels as leases expire. To the extent that the inflation rate influences federal monetary policy and results in rising short-term interest rates or declines in mortgage interest rates, the income and cash flows from the mortgage assets would be affected.

                        OPERATING POLICIES AND STRATEGIES

REAL ESTATE ACTIVITIES

  Introduction

   The Company has developed various business objectives and operating, acquisition, financing and investment strategies and policies relative to its real estate activities. These policies and strategies have been determined by the directors of the Company and may be amended or revised from time to time at the discretion of the directors without a vote of the stockholders of the Company.

  Business Objectives

   The Company's current business objectives are to increase the cash flow and value of its existing portfolio of apartment communities and to seek continued growth through the acquisition or development of additional apartment communities.

  Investment Policies

   The Company's current portfolio consists of apartment communities in the southwestern region of the United States and investments in joint ventures that own apartment communities. The Company intends to continue to focus on apartment communities in this region. However, future investments, including the activities described below, are not limited (as to percentage of assets or otherwise) to any geographic area or any specific type of property. In this regard, the Company may expand its current geographic focus and may acquire other types of income-producing properties, including hotels, motels, shopping centers, and office buildings.

   The Company believes that attractive opportunities continue to be available to acquire apartment communities. The Company may enter into agreements to acquire newly developed properties upon completion or upon achievement of certain specified occupancy rates. The Company also intends to develop new apartment communities for its own account directly or through joint ventures with others.

   The Company may purchase or lease income-producing properties for long-term investment and to improve its properties, or sell such properties, in whole or in part, when circumstances warrant. The Company also may participate with other entities in property ownership through joint ventures or other types of co-ownership. Equity investments may be subject to existing mortgage financing and other indebtedness or such financing or indebtedness may be incurred in connection with acquiring investments. Any such financing or indebtedness will have a priority over the equity interest of the Company.

   While the Company will emphasize equity investments in real estate properties, it may, in its discretion, invest in mortgages and other real estate interests or make loans secured by mortgages on or interests in real estate properties. Its investments in mortgages may include participating or convertible mortgages if the Company concludes that it may benefit from the cash flow and/or any appreciation potential in the value of the property. Such mortgages may be similar to equity participations.

   Subject to the percentage of ownership limitations and gross income tests necessary for REIT qualification (see "Information Regarding the Company -- Federal Income Tax Considerations"), the Company also may invest in securities of concerns engaged in real estate activities or securities of other issuers. The Company in the future may acquire all or substantially all of the securities or assets of other REITs or similar entities when it believes such investments would be consistent with the Company's investment policies. In any event, the Company does not intend that its investments in securities will require the Company to register as an "investment company" under the Investment Company Act of 1940, and the Company intends to divest securities before any such registration would be required.

  Acquisitions

   In evaluating acquisitions, the Company considers such factors as (i) the geographic location and type of property; (ii) the age, construction quality, condition and design of the property; (iii) the current and projected cash flow of the property and the potential to increase cash flow through lower debt service requirements, enhanced management and other factors; (iv) the potential for capital appreciation of the property; (v) the terms of tenant leases, including the potential for rent increases; (vi) the potential for economic growth and the tax and regulatory environment of the community in which the property is located; (vii) the occupancy and demand by tenants for properties of similar type in the vicinity; and (viii) the prospects for liquidity through sale, financing, or refinancing of the property.

   In acquiring apartment properties, the Company generally seeks properties that (a) are available at prices below estimated replacement cost after initial renovations and improvements, or can be developed at a cost that is below the estimated value upon completion, (b) are well-located in their markets, and (c) are capable of enhanced performance through intensive asset management and cosmetic improvements. Operating Strategies

   The Company's operating strategies are to (i) achieve and maintain high occupancy and increase rental rates through effective leasing, reducing turnover rates and providing quality maintenance and services to maximize tenant satisfaction; (ii) manage operating expenses and achieve cost reductions through operating efficiencies and economies of scale generally inherent in the management of a large property portfolio in a specific region; and (iii) emphasize regular programs of repairs and capital improvements to enhance the properties' competitive advantages in their respective markets.

  Financing Policies

   The Company intends to finance acquisitions with the most appropriate sources of capital, which may include undistributed funds from operations, the issuance of equity securities, the sale of assets, bank and other institutional borrowings, and the issuance of debt securities. Future borrowings by the Company for acquisitions may be either on a secured or unsecured basis.

   The Company also may incur indebtedness for purposes other than the acquisition of properties when the Company believes it is advisable to do so. For short-term purposes, the Company, from time to time, may arrange for short-term borrowings from banks or in the commercial paper market or otherwise. The Company also may arrange for long-term borrowings from institutional lenders or through public or private offerings or other means. The Company has no commitments from anyone with respect to any such borrowings, and there is no assurance that any such borrowings will be available.

   In addition, the Company may incur debt secured by equity investments held in its portfolio. The Company may invest in properties subject to existing loans secured by mortgages, deeds of trust or similar liens on the properties, or such financing and other indebtedness may be incurred in connection with acquiring investments. The Company also may obtain other mortgage financing for unleveraged or underleveraged properties or may refinance properties acquired on a leveraged basis. The mortgage financings may be recourse, non-recourse, or cross-collateralized. The Company does not have a policy limiting the number or amount of mortgages that may be placed on any particular property, but mortgage financing instruments usually limit additional indebtedness on such properties. The Company also may determine to finance acquisitions through the exchange of properties or issuance of stock or other securities.

  Policies with Respect to Other Activities

   The Company may make investments other than as previously described. The Company has authority to offer its Common Shares or other equity or debt securities in exchange for property and to repurchase or otherwise reacquire its Common Shares or any other securities and may engage in such activities in the future. The Company also may in the future make loans to joint ventures in which it participates. The Company will not engage in trading, underwriting or the agency distribution or sale of securities of other issuers. At all times, the Company intends to make investments in such a manner as to be consistent with the requirements of the Code to qualify as a REIT unless, because of circumstances applicable to the Company, changes in the Code (or changes in the regulations promulgated under the Code), the Company determines that it is no longer in the best interests of the Company to qualify as a REIT. The Company's policies with respect to such activities may be reviewed and modified from time to time by the Company without the vote of the stockholders.

  Property Management

   The Company has entered into property management agreements with Pima Realty Advisors, Inc. (the "Property Manager") for each of its current apartment communities. The Property Manager is an affiliate of the Manager. Each property management agreement, which has a current term through December 31, 1997, was approved by the Unaffiliated Directors. Under each agreement, the Property Manager provides the customary property management services at its cost without profit or distributions to its owners, subject to the maximum limitation of the prevailing management fee rates for similar properties in the market. The Property Manager currently manages over 4,400 apartment units, including those owned by the Company.

   The Property Manager has developed computer, accounting, management, reporting, and control systems to monitor property operations. Detailed annual budgets are prepared for each property. Monthly, quarterly, and annual reports are prepared addressing occupancy rates, turnover ratios, budget variances, delinquencies, and other operating information. Weekly reports are provided for each property detailing leasing and occupancy activities. The Property Manager also maintains and analyzes demographic resident data. Prior to entering into a lease, the Property Manager generally reviews the credit of the prospective tenant to attempt to minimize bad credit risks and identify tenants having a poor rental history. This information is intended to enable the Property Manager to identify and act quickly on specific conditions affecting individual properties.

   Each of the current properties is operated by a staff, including a resident manager and a maintenance and apartment preparation staff. Policies and procedures utilized at the property sites follow established federal and state laws and regulations, including lease contracts, on-site marketing procedures, credit collection, and eviction standards. As a result of active on-site management and strict prospective tenant qualification standards, the Company expects to experience low rent loss to delinquencies or early lease terminations.

   Individual property lease programs are structured to respond to local market conditions. The Company attempts to balance rent increases with high occupancy and stabilized turnover costs. None of the current properties is currently subject to rent control or rent stabilization regulations. Standard lease terms stipulate due dates for rent payments, late charges, no offset or withholding provisions, security deposits and damage reimbursement clauses and other provisions considered favorable to the Company.

  Development of Properties

   In March 1996, the Company commenced the development of a luxury apartment community located in Tempe, Arizona. The community is being built on 20 acres and is planned for 356 units with an average size of 919 square feet. The total estimated cost of the community is approximately $21.0 million, and the Company has obtained a construction loan for $15,350,000. The Company expects to have the first group of units available for rent in early 1997 and the community completed in the third quarter of 1997. As of September 30, 1996, the Company had invested $10.0 million.

   The Company has acquired three other parcels of land for future development of apartment communities. The Company may develop or sell one or more of these parcels. As of September 30, 1996, the Company had invested $1.0 million.

  Current Properties

   As of September 30, 1996, the Company owned 25 apartment communities consisting of 4,480 units located in Arizona, New Mexico, and Texas. All of the apartment communities are owned directly by the Company with the exception of six which are owned through joint ventures with affiliates of Citicorp.

   The apartment communities are "garden apartments" (two to three story apartments with ground level parking) with recreational facilities such as pools and clubhouses. They are well maintained and landscaped and are targeted at providing an attractive lifestyle at low to moderate rents. Average monthly rent at September 30, 1996 was $500 per month, with community averages ranging from $375 to $833.

   The following table sets forth certain information regarding the Company's existing wholly owned apartment communities.

                                                                                                        Weighted Average
                                                                                          ------------------------------------------
                                                                                                              Average Occupancy
                                                                                           Monthly Rent    -------------------------
                                                                    Asset Carrying        --------------    9 Months     12 Months
                                                                       Value Per          9/30     12/31     Ending       Ending
                               Year  No. of   Avg.                -----------------       ----     -----   ----------   ----------
                              built   units   size     Amount     Unit       Sq. ft.      1996      1995   30 Sep. 96   31 Dec. 95
                              -----   -----   ----     ------     ----       ------       ----      ----   ----------   ----------
                                            (Sq. Ft.)  (000s)    (000s)
Wholly Owned Apartments
 Tucson, Arizona
   Acacia Hills ..........    1986     64      540    $ 1,278    $ 20.0      $36.99       $437      $429       94%          95%
   Casa del Norte ........    1984     84      525      1,770      21.1       40.12        433       429       93%          93%
   Desert Springs ........    1985    248      590      5,561      22.4       38.03        435       424       92%          85%
   Landmark ..............    1986    176      641      4,460      25.3       39.59        426       417       92%          85%
   Park Terrace ..........    1986    176      579      3,330      18.9       32.66        433       433       92%          89%
   Park Village ..........    1985     60      540        747      12.5       23.06        393       408       95%          93%
   Posada del Rio ........    1980    160      621      3,293      20.6       33.17        449       440       96%          91%
   South Point ...........    1984    144      626      2,292      15.9       30.24        375       385       92%          90%
                                    -----    -----    -------    ------      ------       ----      ----       --           --
      Total Tucson .......          1,112      582     22,731      20.4       35.13        425       421       93%          89%
                                    =====    =====    =======    ======      ======       ====      ====       ==           ==
 Phoenix, Arizona
   Contempo Heights* .....    1978    222      595      6,178      27.8       46.77        456       451       93%          93%
   Finisterra** ..........    1995    356      919
                                    -----    -----    -------    ------      ------       ----      ----       --           --
      Total Phoenix ......            578      795      6,178      27.8       46.77        456       451       93%          93%
                                    -----    -----    -------    ------      ------       ----      ----       --           --
 Houston, Texas
   Clear Lake Falls ......    1980     90    1,169      3,989      44.3       37.92        833       810       95%          95%
   The Gallery ...........    1968    101      763      2,488      24.6       32.30        546       535       93%          90%
   Memorial Bend .........    1967    124      939      2,636      21.3       22.63        584       584       88%          89%
   Nantucket Square ......    1983    106    1,428      3,531      33.3       23.32        780       752       89%          90%
   Prestonwood ...........    1978    156      957      3,447      22.1       23.09        509       509       91%          91%
   Riviera Pines .........    1979    224      717      4,509      20.1       28.07        491       487       94%          92%
                                    -----    -----    -------    ------      ------       ----      ----       --           --
      Total Houston ......            801      949     20,600      25.7       27.10        590       584       92%          91%
                                    -----    -----    -------    ------      ------       ----      ----       --           --
 Albuquerque, N.M.
   Dorado Terrace ........    1986    216      608      6,824      31.6       51.93        519       519       91%          91%
   Villa Serena ..........    1986    104      681      3,322      31.9       46.94        561       561       93%          93%
   Whispering Sands ......    1986    228      808      7,164      31.4       38.89        530       521       90%          94%
                                    -----    -----    -------    ------      ------       ----      ----       --           --
      Total Albuquerque ..            548      705     17,310      31.6       44.80        635       531       91%          94%
                                    -----    -----    -------    ------      ------       ----      ----       --           --
Restricted cash & deferred
  loan fees ..............                              4,036
                                    -----    -----    -------    ------      ------       ----      ----       --           --
Total wholly owned
  apartments***...........          3,039      741    $70,855    $ 26.4      $36.80       $500      $495       92%          91%
                                    =====    =====    =======    ======      ======       ====      ====       ==           ==

-----------
  *  Acquired in 1995
 **  Under  construction,  open  for  initial  occupancy  in  December  1996
*** Finisterra included in total of units and average unit size, excluded in all other totals

MORTGAGE ASSETS

  General

   Each of the Company's Mortgage Assets entitle the Company to receive the excess of the cash flows (the "Net Cash Flows") on pools of residential mortgage loans and mortgage-backed certificates (collectively the "Mortgage Instruments") over the required payments on the related series of structured financing (the "Structured Financing") secured by such Mortgage Instruments. All of the Mortgage Instruments bear fixed interest rates and a portion of the Structured Financing bears variable interest rates that are adjusted monthly or quarterly. The Net Cash Flows result primarily from (i) the favorable spread between the interest rates on the Mortgage Instruments over those on the Structured Financing, (ii) reinvestment income on the funds collected on the Mortgage Instruments before payment on the Structured Financing, (iii) any prepayments of the Mortgage Instruments that are not necessary for payments on the Structured Financing, and (iv) net proceeds from early redemption of Structured Financing. For most of the Mortgage Assets, the Company has the option to redeem the Structured Financing (generally at par) after the specified conditions are met, generally when the outstanding balance of the Structured Financing declines below a specified amount or after a specified date. In such event, the Mortgage Instruments are sold and the net proceeds after redemption of the Structured Financing are remitted to the Company.

   At September 30, 1996, the carrying value of the Company's Mortgage Assets was $5.5 million. The Company does not intend to acquire any additional Mortgage Assets, but plans to hold the existing Mortgage Assets and use the cash flows for apartment acquisitions, operations, payment of dividends and other corporate purposes.

   Each Structured Financing is issued in series consisting of several classes. Each series of Structured Financing generally constitutes a nonrecourse obligation of the Company, which is payable solely from the pledged Mortgage Instruments. Each series is structured so that the monthly payments on the pledged Mortgage Instruments, together with the reinvestment income at assumed rates, are sufficient to make the required interest and principal payments on the series on a timely basis. Principal and interest payments (including prepayments) on the Mortgage Instruments are first applied to principal and interest payments on one or more classes of the Structured Financing according to the terms of the related indenture, and any excess cash flow is remitted to the Company.

  Factors Affecting Net Cash Flows

   The Net Cash Flows represent both the return of and the return on the investment in the Mortgage Assets. Thus, Mortgage Assets are amortizing assets. The principal factors which influence the Net Cash Flows of a Mortgage Asset are as follows:

      (1) Other factors being equal, Net Cash Flows in each payment period tend to decline over the life a Structured Financing, because (a) as normal amortization of principal and principal prepayments occur on the Mortgage Instruments, the principal balances of the Mortgage Instruments are reduced;
   (b) the principal payments on the Mortgage Instruments generally are first used to pay the principal on the earlier, lower-yielding classes of such Structured Financing, thereby resulting in a reduction of the favorable spread between the interest rate on the Mortgage Instruments and the interest rates on the outstanding classes, and (c) the higher coupon Mortgage Instruments are likely to be prepaid faster, reinforcing the same effect.

      (2) The rate of prepayments on the Mortgage Instruments significantly affects the Net Cash Flows. Because prepayments shorten the life of the Mortgage Instruments, a higher rate of prepayments normally reduces overall Net Cash Flows. The rate of prepayments is affected by mortgage interest rates and other factors. Generally, increases in mortgage interest rates reduce prepayment rates, while decreases in mortgage interest rates increase prepayment rates. In addition, prepayments occurring during the early life of a Structured Financing have a more negative effect on Net Cash Flows than the same volume of prepayments have at a later date.

      (3) With respect to variable rate classes of the Structured Financing, increases in the interest rate index increase the interest payments and thus reduce or, in some instances, eliminate the Net Cash Flows, while decreases in the index decrease the interest payments and thus increase the Net Cash Flows.

      (4) The interest rate at which the monthly cash flow from the Mortgage Instruments may be reinvested until payment dates for the Structured Financing influences the amount of the Net Cash Flows unless such reinvestment income is not paid to the owner of the Mortgage Asset.

      (5) The administrative expenses, if any, of a series of Structured Financing may increase as a percentage of Net Cash Flows where some of such administrative expenses are fixed. In later years, it can be expected that fixed expenses will exceed the available cash flow. Although reserve funds generally are established to cover such shortfalls, there can be no assurance that such reserves will be sufficient to cover such shortfalls. The Company may be liable for administrative expenses relating to a series of Structured Financing if reserves prove to be insufficient. Moreover, any unanticipated liability or expenses with respect to the Structured Financing could adversely affect Net Cash Flows.

      (6) The Net Cash Flows from the early redemptions of a Mortgage Asset are determined by the principal balance and market value of the Mortgage Instruments. Generally, lower mortgage interest rates result in higher market value for the Mortgage Instruments. Furthermore, when a Mortgage Asset is redeemed, there will not be any future Net Cash Flows from that Mortgage Asset

                        FEDERAL INCOME TAX CONSIDERATIONS

QUALIFICATION OF THE COMPANY AS A REIT

  General

   The Company has made an election to be treated as a REIT under the Code. Thus, if the Company satisfies certain tests in each taxable year with respect to the nature of its income, assets, share ownership and the amount of its distributions, among other things, it generally should not be subject to tax at the corporate level on its income to the extent that it distributes cash in the amount of such income to its stockholders.

   Generally, the unremedied failure of the Company to qualify as a REIT for any taxable year could materially and adversely affect the stockholders as net income of the Company would be taxed at ordinary corporate rates, and the Company would not receive a deduction for any dividends to the stockholders and thus cause a material reduction of the cash available for distribution to the stockholders as dividends.

   In order to maintain its qualification as a REIT for federal income tax purposes, the Company must continually satisfy certain tests with respect to the sources of its income, the nature and diversification of its assets, the amount of its distributions, and the ownership of the Company. The following is a summary discussion of those various tests.

  Sources of Income

   The Company must satisfy three separate income tests for each taxable year with respect to which it intends to qualify as a REIT: (i) the 75% income test;
(ii) the 95% income test; and (iii) the 30% income limitation.

   Under the first test, at least 75% of the Company's gross income for the taxable year must be derived from certain qualifying real estate related sources. The 95% income test requires that at least 95% of the Company's gross income for the taxable year must be derived from the items of income that either qualify under the 75% test or are from certain other types of passive investments, such as dividend or interest income or capital gain on the sale of stocks or securities. Thus, only 5% of a REIT's income each year is unrestricted. Such non-qualifying income may include third-party management fees, income from certain services provided to tenants, or rents from personal property. Finally, the 30% income limitation requires the Company to derive less than 30% of its gross income for the taxable year from the sale or other disposition of (1) real property, including interests in real property and interests in mortgages on real property, held for less than four years, other than foreclosure property or property involuntarily converted through destruction, condemnation or similar events, (2) stock or securities or swap agreements held for less than one year, and (3) property in "prohibited transactions." A prohibited transaction is a sale or disposition of dealer property that is not foreclosure property or, under certain circumstances, a real estate asset held for at least four years.

   If the Company inadvertently fails to satisfy either the 75% income test or the 95% income test, or both, and if the Company's failure to satisfy either or both tests is due to reasonable cause and not willful neglect, the Company may avoid loss of REIT status by satisfying certain reporting requirements and paying a tax equal to 100% of any excess nonqualifying income. See "Information Regarding the Company -- Federal Income Tax Considerations -- Taxation of the Company." There is no comparable safeguard that could protect against REIT disqualification as a result of the Company's failure to satisfy the 30% income limitation.

   The Company anticipates that its gross income will continue to consist principally of income that satisfies the 75% income test. The composition and sources of the Company income should allow the Company to satisfy the income tests during each year of its existence. Certain short-term reinvestments, however, may generate qualifying income for purposes of the 95% income test but nonqualifying income for purposes of the 75% income test, and certain hedging transactions could give rise to income that, if excessive, could result in the Company's disqualification as a REIT for failing to satisfy the 30% income limitation, the 75% income test, and/or the 95% income test. The Company intends to monitor its reinvestments and hedging transactions closely to attempt to avoid disqualification as a REIT.

  Nature and Diversification of Assets

   At the end of each quarter of the Company's taxable year, at least 75% of the value of the Company's assets must be cash and cash items (including receivables), federal government securities and qualifying real estate assets. This requirement is intended to assure that the bulk of REIT investments are either equity or mortgage interests in real property. Qualifying real estate assets include interests in real property, and mortgages, equity interests in other REITs, any stock or debt instrument for so long as the income therefrom is qualified temporary investment income and, subject to certain limitations, interests in Real Estate Mortgage Investment Conduits ("REMICs"). The balance of the Company's assets may be invested without restriction, except that holdings of the securities of any one non-governmental issuer may not exceed 5% of the value of the Company's assets or 10% of the outstanding voting securities of that issuer.

   If the Company fails to satisfy the 75% asset test at the end of any quarter of its taxable year as a result of its acquisition of securities or other property during that quarter, the failure can be cured by a disposition of sufficient nonqualifying assets within 30 days after the close of that quarter. The Company will take such action as may be required to cure any failure to satisfy the 75% asset test within 30 days after the close of any quarter. The Company may not be able to cure any failure to satisfy the 75% asset test, however, if assets that the Company believes are qualifying assets for purposes of the 75% asset test are later determined to be nonqualifying assets.

  Distributions

   Each taxable year the Company must distribute as dividends to its stockholders an amount at least equal to (i) 95% of its REIT taxable income (determined before the deduction of dividends paid and excluding any net capital gain), plus (ii) 95% of the excess of its net income from foreclosure property over the tax imposed on such income by the Code, less (iii) any excess noncash income (as determined under the Code). The distribution requirement does not compel the Company to distribute that portion, if any, of its cash flow that exceeds the REIT taxable income.

   Generally, a distribution must be made in the taxable year to which it relates. A portion of the required distribution, however, may be made in the following year if certain guidelines are followed. Further, if the Company fails to meet the 95% distribution requirement as a result of an adjustment to the Company's tax returns by the Internal Revenue Service ("IRS"), the Company may, if the deficiency is not due to fraud with intent to evade tax or a willful failure to file a timely tax return, retroactively cure the failure by paying a deficiency dividend to stockholders and certain interest and penalties to the IRS. The Company intends to make distributions to its stockholders on a basis that will allow the Company to satisfy the distribution requirement. In certain instances, however, the Company's predistribution taxable income may exceed its cash flow and the Company may have difficulty satisfying the distribution requirement. The Company intends to monitor closely the relationship between its predistribution taxable income and its cash flow. It is possible, although unlikely, that the Company may decide to terminate its REIT status as a result of any such cash shortfall. Such a termination would have adverse consequences to the stockholders. See "Information Regarding the Company -- Federal Income Tax Considerations -- Status of the Company as a REIT."

   The Company had a net operating loss carryforward for income taxes (the "NOL") at December 31, 1995 of approximately $75 million. Under REIT tax rules, the Company is allowed to offset taxable income (except for Excess Inclusion Income) by the available NOL and thus, under most circumstances, is not currently required to make distributions to stockholders except for Excess Inclusion Income. The NOL expires in 2009 (1999 for state tax purposes).

  Ownership of the Company

   Shares of the Company's Common Stock must be held by a minimum of 100 persons for at least 335 days in each taxable year after the Company's first taxable year. Further, at no time during the second half of any taxable year after the Company's first taxable year may more than 50% of the Company's shares be owned, actually or constructively, by five or fewer individuals (including pension funds and certain other types of tax-exempt entities). To evidence compliance with these requirements, the Company is required to maintain records that disclose the actual ownership of its outstanding shares. Each year, in order to satisfy that requirement, the Company will demand written statements from record holders owning designated percentages of Common Stock disclosing, among other things, the identities of the actual owners of such shares. The Company's Articles of Incorporation contain repurchase provisions and transfer restrictions designed to prevent violation of the latter requirement. Therefore, the Company believes that its shares of Common Stock currently are owned by a sufficient number of unrelated persons to allow the Company to satisfy the ownership requirements for REIT qualification.

TAXATION OF THE COMPANY

   For any taxable year in which the Company qualifies and elects to be treated as a REIT under the Code, it generally will not be subject to federal income tax on that portion of its taxable income that is distributed to its stockholders in or with respect to that year. Regardless of distributions to stockholders, however, the Company may become subject to a tax on certain types of income.

   The Company uses the calendar year both for tax purposes and for financial reporting purposes. Due to the differences between tax accounting rules and generally accepted accounting principles, the Company's REIT Taxable Income will vary from its net income for financial reporting purposes.

TAX CONSEQUENCES OF COMMON STOCK OWNERSHIP

   The federal income tax consequences of ownership in the Company's Common Stock is a complex matter and may vary depending on the income tax status of the stockholder. Accordingly, the following discussion is intended to be general in nature. Stockholders should consult their own tax advisors regarding the income tax considerations with respect to their investments in the Company.

  Dividend Income

   Distributions to stockholders out of the Company's current or accumulated earnings and profits will be taxable as "portfolio income" in the year received and not as income from a passive activity. Therefore, REIT dividends may not be used to offset a stockholder's passive losses. With respect to any dividend payable to stockholders of record as of a specified date prior to the end of the year, that dividend is deemed to have been received by the stockholder on December 31 if the dividend is paid in January of the following calendar year.

   The Company's dividends are not eligible for the dividends-received deduction for corporations. If the Company's total distributions for a taxable year exceed its current and accumulated earnings and profits, a portion of each distribution will be treated first as a return of capital, reducing a stockholder's basis in his shares (but not below zero), and then as capital gain in the event such distributions are in excess of a stockholder's adjusted basis in his shares.

   Distributions properly designated by the Company as "capital gain dividends" will be taxable to the stockholders as long-term capital gain, to the extent those dividends do not exceed the Company's actual net capital gain for the taxable year, without regard to the stockholder's holding period for his shares. The Company will notify stockholders after the close of its taxable year regarding the portions of the distributions that constitute ordinary income, return of capital and capital gain. The Company also will notify shareholders regarding their reported share of excess inclusion income attributable to the Company's ownership of residual interests in a REMIC. See "Excess Inclusion Rule" below.

   The total dividends of $2.00 per share for 1995 consisted of ordinary income of $0.29 and return of capital of $1.71 per share.

  Excess Inclusion Rule

   Ownership by the Company of residual interests in REMICs may adversely affect the federal income taxation of the Company and of certain stockholders to the extent those residual interests generate "excess inclusion income." The Company's excess inclusion income during a calendar quarter generally will equal the excess of its taxable income from residual interests in REMICs over its "daily accruals" with respect to those residual interests for the calendar quarter. The daily accruals are calculated by multiplying the adjusted issue price of the residual interest by 120 percent of the long-term federal interest rate in effect on the REMIC's startup date. It is possible that the Company will have excess inclusion income without associated cash. In taxable years in which the Company has both a net operating loss and excess inclusion income it will still have to report a minimum amount of taxable income equal to its excess inclusion income. In order to maintain its REIT status, the Company will be required to distribute at least 95 percent of its taxable income, even if its taxable income is comprised exclusively of excess inclusion income and the Company otherwise has a net operating loss.

   In general, each stockholder is required to treat the stockholder's allocable share of the portion of the Company's "excess inclusions" that is not taxable to the Company as an "excess inclusion" received by such stockholder. The portion of the Company's dividends that constitute excess inclusions typically will rise as the degree of leveraging of the Company's activities increase. Therefore, all or a portion of the dividends received by the stockholders may be excess inclusion income. Excess inclusion income will constitute unrelated business taxable income for tax-exempt entities and may not be used to offset deductions or net operating losses from other sources for most other taxpayers. For 1995, the entire ordinary income portion ($0.29 per share) of the dividend was excess inclusion income.

TAX-EXEMPT ORGANIZATIONS AS STOCKHOLDERS

   The Code requires a tax-exempt stockholder of the Company to treat as unrelated business taxable income its allocable share of the Company's excess inclusions. The Company is likely to receive excess inclusion income. See "Excess Inclusion Rule," above. The Company's Common Stock may not be held by tax-exempt entities which are not subject to tax on unrelated business taxable income.

TAXATION OF FOREIGN STOCKHOLDERS

   Distributions of cash generated by the Company in its operations that are paid to foreign persons generally will be subject to United States withholding tax rate at a rate of 30 percent or at a lower rate if a foreign person can claim the benefit of a tax treaty. Notwithstanding the foregoing, distributions made to foreign stockholders will not be subject to treaty withholding reductions to the extent of their allocable shares of the portion of the Company's excess inclusions that are not taxable to the Company for the period under review. It is expected that the Company will continue to have excess inclusions. Distributions to foreign persons of cash attributable to gain on the Company's sale or exchange of real properties, if any, generally will be subject to full United States taxation and withholding. If the REIT is domestically controlled, its stock is excluded from the definition of United States real property interests, and sales of its stock by foreign investors generally escape United States taxation.

   The federal income taxation of foreign persons is a highly complex matter that may be affected by many considerations. Accordingly, foreign investors in the Company should consult their own tax advisors regarding the income and withholding tax considerations with respect to their investments in the Company. Foreign governments and organizations, and their instrumentalities, may not invest in the Company.

BACKUP WITHHOLDING

   The Company is required by the Code to withhold from dividends 20% of the amount paid to stockholders, unless the stockholder (i) files a correct taxpayer identification number with the Company, (ii) certifies as to no loss of exemption from backup withholding, and (iii) otherwise complies with the applicable requirements of the backup withholding rules. The Company will report to its stockholders and the IRS the amount of dividends paid during each calendar year and the amount of tax withheld, if any. Stockholders should consult their tax advisors as to the procedure for insuring that the Company dividends to them will not be subject to backup withholding.

STATE AND LOCAL TAXES

   The discussion herein concerns only the federal income tax treatment likely to be accorded the Company and its stockholders. No discussion has been provided regarding the state or local tax treatment of the Company and its stockholders. The state and local tax treatment may not conform to the federal income tax treatment described above and each investor should discuss such issues with his state and local tax advisor.

                                CAPITAL RESOURCES

   Subject to the terms of the Company's Bylaws, the availability and cost of borrowings, various market conditions and restrictions that may be contained in the Company's financing arrangements from time to time and other factors as described herein, the Company increases the amount of funds available for its activities with the proceeds of borrowings including mortgage loans, short-term borrowing, and other credit arrangements. It can be anticipated that a substantial portion of the assets of the Company will be pledged to secure indebtedness incurred by the Company. Accordingly, such assets will not be available for distribution to the stockholders of the Company in the event of the Company's liquidation except to the extent that the value of such assets exceeds the amount of such indebtedness.

   The Company has obtained a first mortgage loan for each of its 19 apartment communities. At September 30, 1996, the mortgage loans totalled $49.6 million, of which $46.0 million bears fixed interest rates that averaged 8.6% and $3.6 million bears a variable interest rate at the LIBOR rate plus 2.25%. In addition, each of the Company's joint ventures has obtained a first mortgage loan. The mortgage loans generally are non-recourse to the Company and are not cross-collateralized.

   The Company also had outstanding short-term borrowings of $2.0 million at September 30, 1996 that were secured by Mortgage Assets with a total carrying value of $3.3 million. Under the short-term borrowings, if the value of the collateral (as estimated by the lender) declines, the Company is required to provide additional collateral or reduce the borrowed amount.

   The Company's Bylaws provide that it may not incur indebtedness if, after giving effect to the incurrence thereof, aggregate indebtedness, secured and unsecured, would exceed 300% of the Company's net assets, on a consolidated basis, unless approved by a majority of the Unaffiliated Directors. For this purpose, the term "net assets" means the total assets (less intangibles) of the Company at cost, before deducting depreciation or other non-cash reserves, less total liabilities, as calculated at the end of each quarter in accordance with generally accepted accounting principles.

   The Company may increase its capital resources by making additional offerings of its Common Stock or securities convertible into the Company's Common Stock. The actual or perceived effect of such offerings may be the dilution of the book value or earnings per share which may result in the reduction of the market price of shares of the Company's Common Stock. The Company is unable to estimate the amount, timing or nature of future sales of its Common Stock as such sales will depend upon market conditions and other factors. See "Risk Factors -- Future Offerings of Common Stock."

                             OPERATING RESTRICTIONS

   The Company presently may not purchase commodities or commodity futures contracts (other than interest rate futures when used solely for hedging). The Company may not invest in unimproved real property or underwrite securities of other issuers. The foregoing restrictions may not be changed without the approval of the holders of a majority of the outstanding shares of the Company's Common Stock.

   Except as otherwise restricted, the operating policy of the Company is controlled by its Board of Directors, which has the power to modify or alter such policy without the consent of the stockholders. Although the Company has no present intention of modifying its operating policies described herein, the Board of Directors in the future may conclude that it would be advantageous for the Company to do so.

                                   COMPETITION


   There are numerous real estate companies, insurance companies, financial institutions, pension funds, and other property owners that compete with the Company in seeking properties for acquisition and in attracting and retaining tenants.


                                    EMPLOYEES

   The Company currently has five full-time salaried employees.

                                   PROPERTIES

   The principal executive offices of the Company and the Manager are located at 335 North Wilmot, Suite 250, Tucson, Arizona 85711, telephone (520) 748-2111.

   See "Information Regarding the Company -- Operating Policies and Strategies -- Real Estate Activities -- Current Properties."

                                LEGAL PROCEEDINGS

   There are no legal proceedings to which the Company is a party or to which any of its properties are subject other than routine litigation incident to the Company's business, none of which is expected to have a material adverse effect on the Company's operations.

                                   MANAGEMENT


DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

   The following table sets forth certain information regarding the Company's directors and executive officers.

         NAME              AGE                            POSITION(S) WITH THE COMPANY
         ----              ---                            ----------------------------
Jon A. Grove               52         Chairman of the Board, President, Chief Executive Officer and Director
Frank S. Parise, Jr.       45         Vice Chairman, Executive Vice President, Chief Administrative Officer,
                                        and Director
Joseph C. Chan             45         Executive Vice President, Chief Operating Officer, Secretary,
                                        Treasurer and Director
Dale A. Webber             36         Vice President
Roger A. Karber            42         Vice President, Property Development
Thomas A. Heeringa         43         Vice President
Mary C. Clements           30         Controller
Earl M. Baldwin            53         Director
John J. Gisi               51         Director
Raymond L. Horn            67         Director
Frederick C. Moor          65         Director

   Jon A. Grove has been Chairman of the Board of Directors, President, Chief Executive Officer, and a director of the Company since its organization in June 1987. Mr. Grove also has served as the President of one of the general partners of the Manager since its organization and has been a director and principal stockholder of Pima Realty Advisors, Inc. (the "Property Manager") since its organization in November 1993. From 1974 to 1989, Mr. Grove was employed with The Estes Co. (now called GWS), a company which founded the Company and which develops, constructs and sells residential, multi-family, commercial, and industrial real estate, most recently as executive vice president and chief operating officer. Mr. Grove also has been Chairman of the Board and a Director of American Southwest Holdings, Inc. and its affiliates since their organization; these companies are Arizona-based corporations involved in the issuance and administration of mortgage-collateralized bonds.

   Frank S. Parise, Jr. has been Vice Chairman of the Board of Directors, Executive Vice President and Chief Administrative Officer of the Company since December 1988 and a director of the Company since its organization. Mr. Parise also has served as the President of one of the general partners of the Manager since its organization and has been the President, a director and principal stockholder of the Property Manager since its organization in November 1993. From 1985 to 1989, Mr. Parise was employed by The Estes Co., most recently as President of its Financial Services Division and Multifamily Development Division. From 1982 to 1985, Mr. Parise was the President of E. Allen Development Corporation, a company that acquired and managed apartments.

   Joseph C. Chan has been a director of the Company since February 1989, Executive Vice President and Chief Operating Officer since December 1988, Treasurer since April 1994, and Secretary since March 1996. Mr. Chan served as the Vice President and Treasurer of the Company from its organization until December 1988. Mr. Chan also has served as the President of one of the general partners of the Manager since its organization and a director and principal stockholder of the Property Manager since its organization in November 1993. From 1986 to 1987, Mr. Chan served as an officer of The Estes Co.

   Dale A. Webber has been a Vice President of the Company since September 1987.

   Roger A. Karber has been Vice President, Property Development of the Company since January 1995. From 1989 to 1994, Mr. Karber was president of Festival Markets, Inc., a company that developed specialty retail centers. From 1979 to 1989, Mr. Karber was employed by The Estes Co., where he was instrumental in establishing its apartment operations, which included developing over 1,500 apartment units.

   Thomas A. Heeringa has been a Vice President of the Company since March 1996. He has been employed with the company since December 1988.

   Mary C. Clements has been Controller of the Company since May 1994. Ms. Clements was employed by Deloitte & Touche LLP, an international accounting firm, from her graduation in May 1990 until she joined the Company in May 1994.

   Earl M.  Baldwin has been a director of the Company  since its  organization.
Since 1985, Mr. Baldwin has been president of Baldwin Financial Corp., a risk management consulting service company for mortgage lenders specializing in hedging and secondary market strategy. From 1973 to 1985, Mr. Baldwin was employed by Security Pacific Mortgage Corporation ("SPMC"), a mortgage banking company, serving most recently as its executive vice president.

   John J. Gisi has been a director for the Company since February 1989. Mr. Gisi has served as the President and Chief Executive Officer of National Bancorp of Arizona, Inc., a wholly owned subsidiary of Zions Bancorporation, and as the Chairman of the Board, President and Chief Executive Officer of National Bank of Arizona since September 1984. Mr. Gisi also serves as a director of several subsidiaries of Zions Bancorporation.

   Raymond L. Horn has been a director of the Company since its organization. Mr. Horn serves as tax advisor to several Phoenix-based real estate companies. Mr. Horn, a certified public accountant and lawyer, presently is in private practice after retiring from Deloitte Haskins & Sells (now Deloitte & Touche
LLP) as the partner-in-charge of that firm's Arizona tax practice. Mr. Horn is a member of numerous professional and business associations including the American Institute of Certified Public Accountants and the American Bar Association.

   Frederick C. Moor has been a director of the Company since February 1989. Mr. Moor presently is retired after 33 years of employment with The Valley National Bank of Arizona (now Bank One, Arizona), most recently as Vice President and Banking Services Manager for the Eastern Division.

   All directors are elected at each annual meeting of the Company's stockholders and hold office until their successors are elected and qualified. All officers serve at the discretion of the Board of Directors. The Company currently has five salaried employees.

   Directors and executive officers of the Company who are not salaried employees of the Company are required to devote only so much of their time to the Company's affairs as is necessary or required for the effective conduct and operation of the Company's business. Because the Management Agreement between the Company and the Manager provides that the Manager will assume principal responsibility for managing the day-to-day affairs of the Company, the non-salaried officers of the Company, in their capacities as such, are not expected to devote substantial portions of their time to the affairs of the Company. However, in their capacities as officers or employees of general partners of the Manager, they will devote such portion of their time to the affairs of the Manager as is required for the performance of the duties of the Manager under the Management Agreement.

MEETINGS AND COMMITTEES

   During the year ended December 31, 1995, the Board of Directors of the Company held a total of six meetings. No director attended fewer than 75% of the meetings of the Board of Directors.

   The Company's Bylaws authorize the Board of Directors to appoint among its members an executive committee, an audit committee and other committees. A majority of the members of any committee so appointed must be Unaffiliated Directors. The Board of Directors has appointed an Audit Committee and a Compensation Committee. Messrs. Gisi and Horn serve as the members of the Company's Audit Committee and Compensation Committee. The Audit Committee reviews the annual financial statements, any significant accounting issues and the scope of the audit with the Company's independent auditors and is available to discuss with the auditors any other accounting and audit related matters which may arise during the year. The Audit Committee met separately at one formal meeting during 1995 which was attended by all of the members of the Committee. The Compensation Committee reviews all transactions with the Manager and the Property Manager and their affiliates, including the renewal of the Management Agreement and the Property Management Agreements. As there were no changes to the Management Agreement or the Property Management Agreements for 1996, the Compensation Committee did not meet separately during 1995. The Board of Directors has not appointed any other committees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The Company's Bylaws provide that the Board of Directors has the full power to conduct, manage and direct the business and affairs of the Company. The Company is a party to a management agreement (the "Management Agreement") with Pima Mortgage (the "Manager") to manage the day-to-day operations of the Company, subject to the supervision of the Company's Board of Directors. Jon A. Grove, Frank S. Parise, Jr., and Joseph C. Chan have been directors or officers of general partners of the Manager since its organization. For further information respecting these individuals, see "Information Concerning Directors and Executive Officers of the Company."

   The duties of the Manager under the Management Agreement include formulating operating strategies; arranging for the acquisition of assets for the Company; monitoring the performance of the Company's assets; and providing certain administrative and overall managerial services necessary for the operation of the Company. For performing these services, the Manager receives an annual base management fee in an amount equal to 3/8 of 1% per annum of the Average Invested Assets of the Company (as defined in the Management Agreement), which is paid monthly with adjustments made quarterly. The Manager also performs certain analysis and other services in connection with the administration of mortgage securities with respect to which the Company acquires mortgage interests. For such services, the Company reimburses the Manager for the fees paid under the Subcontract Agreement described below and pays the Manager an annual administration fee of $10,000 for each series of mortgage interests acquired prior to 1991, $20,000 for the aggregate mortgage interests acquired in 1991 and $20,000 for the aggregate mortgage interests acquired in 1992. In 1995, the Company paid the Manager management fees of approximately $374,000 and administration fees of approximately $216,000. The payment of such fees was unanimously approved by the Unaffiliated Directors.

   In connection with the renewal of the Management Agreement beginning with 1994, the Manager and the Company agreed to eliminate the incentive management fee provision. On December 16, 1993, the Company granted to Messrs. Grove, Parise, and Chan options to purchase 309,800 shares of the Company's Common Stock and stock appreciation rights ("SARs") covering 90,200 shares of the Company's Common Stock. The exercise price is $8.60 per share, which was 110% of the market price of the Common Stock on the grant date. If dividends are declared during the period the stock options or SARs are outstanding, the holder of the options and SARs can elect to receive currently or upon exercise cash in an amount equal to the product of the per share dividend amount times the number of options or SARs outstanding. In 1995, the Company paid Messrs. Grove, Parise and Chan $266,667 each based on the total dividends of $2.00 per share paid in 1995. All of the options and SARs are currently exercisable. The options will expire on December 16, 1998, if not terminated earlier pursuant to the terms of the agreements.

   In the event that the Management Agreement is terminated by the Company or is not renewed by the Company on terms at least as favorable to the Manager as the current Management Agreement other than as a result of a termination by the Company for cause (as specified in the Management Agreement), the Manager will be entitled to receive from the Company the management fee that would have been payable by the Company to the Manager pursuant to such Management Agreement based on the investments made by the Company prior to the date of such termination (or failure to renew) for the 12 full fiscal quarters beginning on the date of such termination (or failure to renew) as more fully described in the Management Agreement.

   The Manager has granted the Company a right of first refusal, for as long as the Manager or an affiliate of the Manager acts as the Company's manager pursuant to the Management Agreement or any extension thereof, to purchase any assets held by the Manager or its affiliates prior to any sale, conveyance or other transfer, voluntarily or involuntarily, of such assets by the Manager or its affiliates.

   The Company has entered into a property management agreement (collectively the "Property Management Agreements") with the Property Manager for each of the apartments acquired by the Company. The Property Manager is an affiliate of the Manager. Each Property Management Agreement, which has a current term through December 31, 1997, was approved by the Unaffiliated Directors. Under the agreement, the Property Manager provides the customary property management services at its cost without profit or distribution to its owners, subject to the limitation of the prevailing management fee rates for similar properties in the market. The Property Manager currently manages approximately 5,000 apartment units. In 1995, the Company paid the Property Manager $417,000 which amounted to 3% of the total revenues of the apartments.

   The Company owns certain mortgage interests with respect to structured financing issued by American Southwest Holdings, Inc. ("ASH"). An affiliate of ASH performs the customary administration services and receives fees for such services of $12,500 per year for each series of structured financing. The Company believes that the fees charged by ASH are comparable to those charged by other companies performing similar services. Jon A. Grove, Chairman of the Board, President and Chief Executive Officer of the Company, is Chairman of the Board of Directors of ASH and its affiliates and owns 12.5% of the voting stock of ASH. The Company has agreed to indemnify and hold harmless ASH and certain affiliates from any action or claim brought or asserted by any party by reason of any allegation that ASH or such affiliates is an affiliate or is otherwise accountable or liable for the debts or obligations of the Company or its affiliates.

   In 1995, Messrs. Grove, Chan, Gisi, and Webber exercised options to purchase a total of 50,496 shares of the Company's Common Stock by executing full recourse promissory notes totaling $653,000 to the Company. The notes are secured by the shares of Common Stock issued and bear interest, payable monthly, at the prime rate plus 1%. The notes are due on December 31, 1996 and can be repaid by delivering to the Company shares of Common Stock owned by the individuals based on the then market price of the Common Stock.

EXECUTIVE COMPENSATION

   The following table sets forth the cash compensation paid to the Company's executive officers whose total cash and cash equivalent remuneration exceed $100,000 for the year ended December 31, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM COMPENSATION
                                                                   -----------------------------------
                                                                           AWARDS            PAYOUTS
                                         ANNUAL COMPENSATION       ---------------------     -------
NAME AND PRINCIPAL                  ----------------------------    RESTRICTED    OPTIONS/     LTIP      ALL OTHER
POSITION                  YEAR      SALARY      BONUS      OTHER      STOCK        SARS       PAYOUT    COMPENSATION
--------                  ----      ------      -----      -----      -----        ----       ------    ------------
Jon A. Grove (1)          1995                           $180,431                   --                        --
  Chairman, President,    1994                            251,747                   --                        --
  and Chief Executive     1993                            284,520                133,333(2)                   --
  Officer

Frank S. Parise, Jr.(1)   1995                           $180,431                   --                        --
  Vice Chairman,          1994                            251,747                   --                        --
  Executive Vice          1993                            285,393                134,628(2)                   --
  President,
  and Chief
  Administrative
  Officer

Joseph C. Chan(1)         1995                           $180,431                   --                        --
  Director, Executive     1994                            251,747                   --                        --
  Vice President,         1993                            284,520                133,333(2)                   --
  Secretary, and
  Chief Operating
  Officer

Dale A. Webber            1995    $108,447        --                                --
  Vice President          1994     108,447        --                               8,000
                          1993     108,150        --                                --
Roger A. Karber           1995    $100,000    $ 15,000
 Vice President

-----------
(1) Messrs. Grove, Parise, and Chan are not salaried employees of the Company and do not receive any cash or cash equivalent compensation directly from the Company. They receive their compensation from the Manager, the partners of which are corporations owned by these individuals. See "Certain Relationships and Related Transactions." The amounts listed under Other Compensation represent the total cash payments received or receivable from the Manager by these individuals and the corporations owned by them.
(2) Includes the stock options and SARs granted on December 16, 1993 in connection with the renewal of the Management Agreement for 1994.

   The following tables set forth certain stock option information concerning the officers included in the above table.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                % OF TOTAL
                              OPTIONS/         OPTIONS/SARS
                                SARS            GRANTED TO         EXERCISE                         POTENTIAL
                              GRANTED          EMPLOYEES IN        OR BASE        EXPIRATION        REALIZABLE
                                (#)            FISCAL YEAR          PRICE            DATE             VALUE
                               -----          ------------          -----            ----             -----
Jon A. Grove                   None               N/A               N/A              N/A               N/A
Frank S. Parise, Jr.           None               N/A               N/A              N/A               N/A
Joseph C. Chan                 None               N/A               N/A              N/A               N/A
Dale A. Webber                 None               N/A               N/A              N/A               N/A
Roger A. Karber                None               N/A               N/A              N/A               N/A

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END OPTION/SAR VALUES


                                                                     VALUE OF
                                                     NUMBER OF      UNEXERCISED
                                                    UNEXERCISED    IN-THE-MONEY
                                                   OPTIONS/SARS    OPTIONS/SARS
                          SHARES                   AT FY-END (#)   AT FY-END ($)
                         ACQUIRED       VALUE      EXERCISABLE/    EXERCISABLE/
         NAME           ON EXERCISE    REALIZED    UNEXERCISABLE   UNEXERCISABLE
        ------         ------------    --------    -------------   -------------
Jon A. Grove             18,065        $79,033        138,581         $970,000
                                                        --                --
Frank S. Parise, Jr.       --              --         140,287          986,500
                                                        --                --
Joseph C. Chan           18,065         79,033        138,581          970,000
                                                        --                --
Dale A. Webber            5,334         36,003          1,306            4,521
                                                        2,624           12,331
Roger A. Karber            None            N/A            N/A              N/A


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee of the Board of Directors performs the functions of making recommendations to the Board concerning the Company's compensation policies applicable to its executive officers. Messrs. Grove, Parise, and Chan serve as both directors and the principal executive officers of the Company. All compensation matters relating to the Company's principal executive officers, however, are decided by the Unaffiliated Directors, consisting of Messrs. Baldwin, Gisi, Horn, and Moor. The principal executive officers make recommendation to the Board concerning the compensation of other executive officers of the Company. None of the Unaffiliated Directors are, or have ever been, officers or employees of the Company or any of its subsidiaries. Messrs. Grove, Parise, and Chan abstain from participating in the deliberations of the Board of Directors concerning the approval of the Management Agreement, the Property Management Agreements, or any other matters relating to their compensation. In addition, during 1995, none of the executive officers, including Messrs. Grove, Parise, and Chan, served on the board of directors or the compensation committee of the entities that employed any of the Unaffiliated Directors.

COMPENSATION OF DIRECTORS

   During the fiscal year ended December 31, 1995, the Company paid an annual director's fee to each Unaffiliated Director equal to $24,000, a fee of $500 for each meeting of the Board of Directors attended by each Unaffiliated Director and reimbursement of costs and expenses of all directors for attending such meetings. Additionally, each member of the Audit Committee and the Compensation Committee received a fee of $300 for each meeting attended by the member. Affiliated Directors do not receive any fees for serving on the Board of Directors.

STOCK OPTION PLANS

   The Company has a nonstatutory stock option plan (the "Nonstatutory Stock Option Plan") and an incentive stock option plan (the "Incentive Stock Option Plan") (together the "Stock Option Plans"). The purpose of the Stock Option Plans is to provide a means of performance-based compensation in order to attract and retain qualified personnel and to provide incentive to others whose job performance affects the Company. The Incentive Stock Option Plan provides for incentive stock options which are intended to meet the requirements of
Section 422A of the Code ("ISOs") and which may be granted to the officers and key personnel of the Company. The Nonstatutory Stock Option Plan provides for non-qualified stock options which may be granted to the Company's directors and key personnel of the Manager.

   The Stock Option Plans are administered by the Board of Directors, which determines whether such options will be granted, whether such options will be ISOs or non-qualified options, which directors, officers and key personnel will be granted options and the number of options to be granted, subject to the maximum amount of shares issuable under the Stock Option Plans set forth below. In making such determinations, the Board of Directors takes into account the duties and responsibilities of the participants, their present and potential contribution to the success of the Company and such other factors as the Board deems relevant in connection with accomplishing the purpose of the Plan. Under current law, ISOs cannot be granted to directors who are not also employees or to directors or employees of entities unrelated to the Company.

   Under the Stock Option Plans, options to purchase a maximum of 140,000 shares of the Company's Common Stock may be granted to the Company's directors, officers, and key personnel as well as to the directors, officers, and key personnel of the Manager. The exercise price for any option granted may not be less than 100% of the fair market value of shares of Common Stock at the time the option is granted. The optionholder may pay the exercise price in cash or by delivery of previously acquired shares of Common Stock of the Company. Generally, one-third of the options granted at any one time are immediately exercisable, one-third are exercisable one year after the date of grant, and the remaining one-third become exercisable two years after the date of grant. The options expire 10 years after the date of grant. No option may be granted under the Stock Option Plans to any person who, assuming exercise of all options held by such person, would own or be deemed to own more than 9.8% of the total outstanding shares of Common Stock of the Company.

   Under each of the Stock Option Plans, an exercising optionholder has the right to require the Company to purchase some or all of the optionholder's shares of the Company's Common Stock. That redemption right is exercisable by the optionholder only with respect to shares that he has acquired by exercise of an option granted under the Stock Option Plans which are restricted from transfer by federal securities law as a result of grants or exercise of options under the Stock Option Plans and such right must be exercised during the six months immediately following the expiration of any such restriction.

   No option granted under the Stock Option Plans is exercisable for a period in excess of the term of the option as provided in the Stock Option Plans, subject to earlier termination in the event of termination of employment, retirement or death of the optionholder. An option may be exercised in full or in part at any time or from time to time during the term of the option or provide for its exercise in stated installments at stated times during the option term.

   The Board of Directors may amend the Stock Option Plans at any time, except that approval by the Company's stockholders is required for any amendment that increases the aggregate number of shares that may be issued pursuant to the Stock Option Plans, changes the class of persons eligible to receive such options, modifies the period within which the options may be exercised or the terms upon which options may be exercised, or increases the material benefits accruing to the participants under the Stock Option Plans. Unless previously terminated by the Board of Directors, the Stock Option Plans will terminate in August 1997.

   As of December 31, 1995, options to purchase 47,944 shares of Common Stock were outstanding and options to purchase 5,901 shares were available for grant under the Plans.

                             PRINCIPAL STOCKHOLDERS

   As of December 31, 1996, there were outstanding 3,142,484 shares of Common Stock. The following table sets forth the beneficial ownership of Common Stock of the Company as of December 31, 1996, by each person known by the Company to own more than 5% of the outstanding shares of Common Stock of the Company, by each director of the Company, and by all directors and executive officers of the Company as a group, which information as to beneficial ownership is based upon statements furnished to the Company by such persons. The number of shares also includes (1) any shares of Common Stock owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares of Common Stock such person has custody, voting control or the power of disposition and (2) shares of Common Stock that such persons had the right to acquire within 60 days of December 31, 1996 by the exercise of stock options (excluding the SARs) (see "Stock Option Plans"). Each director and executive officer of the Company may be reached through the Company at 335 North Wilmot, Suite 250, Tucson, Arizona 85711.

NAME AND                                                   NUMBER OF  PERCENT OF
BENEFICIAL OWNER                                            SHARES     TOTAL(1)
----------------                                           --------   --------
Jon A. Grove ............................................  146,191      4.5%
Joseph C. Chan ..........................................  146,472      4.5
Frank S. Parise, Jr. ....................................  119,295      3.7
Earl M. Baldwin .........................................    3,477       (2)
John J. Gisi ............................................   11,658       (2)
Raymond L. Horn .........................................    5,988       (2)
Frederick C. Moor .......................................    3,378       (2)
All directors and executive officers as a
    group (10 persons) ..................................  452,411     13.0%
-----------
(1) In calculating the percentage of ownership, the number of shares of Common Stock that the identified person or group had the right to acquire within 60 days of December 31, 1996 upon the exercise of stock options is deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person, but such shares are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.
(2)  Less than 1% of the outstanding shares of Common Stock.

                      MARKET PRICE AND DIVIDEND INFORMATION

   The Company's Common Stock is listed and principally traded on the Amex under the symbol the "ASR." The following table sets forth for the periods indicated the high and low sales prices of the Company's Common Stock as reported by the Amex and the cash dividends paid per share of the Company's Common Stock for the periods indicated.

                                                                        DIVIDEND
                                            HIGH         LOW           PER SHARE
                                            ----         ---           ---------
1994
  First quarter ....................      10-15/16      7-1/2             --
  Second quarter ...................      15            5-15/16           --
  Third quarter ....................      13-3/4        6-1/4             --
  Fourth quarter ...................      14-1/16       9-3/8           $0.50

1995
  First quarter ....................      20            10-15/16         0.50
  Second quarter ...................      19-3/8        16-1/4           0.50
  Third quarter ....................      20-1/2        17-3/4           0.50
  Fourth quarter ...................      18-3/8        15               0.50

1996
  First quarter ....................      17-3/4        15-3/8           0.50
  Second quarter ...................      18-3/8        16-7/8           0.50
  Third quarter ....................      19-3/4        17-1/2           0.50
  Fourth quarter ...................      22-1/2        18-7/8           0.50

1997
  First quarter
    (Through March 24, 1997) .......      23-5/8        20-1/4             --

   On March 24, 1997, the closing sales price for shares of the Company's Common Stock on the Amex Composite Tape was $21-7/8 and the approximate number of holders of Common Stock was 2,000.

                         DESCRIPTION OF CAPITAL STOCK

   The authorized capital stock of the Company currently consists of 40,000,000 shares of Common Stock, par value $.01 per share, of which 3,147,150 shares of Common Stock were issued and outstanding as of January 31, 1997. Upon consummation of the Transactions, an aggregate of 1,980,000 shares of the Company's Common Stock or LP Units convertible into Common Stock will be issued, representing approximately 39% of the voting power of the Company. See "The Transactions."

   Holders of the Company's Common Stock are entitled to one vote per share on all matters on which stockholders are entitled to vote, including the election of directors. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the outstanding shares of Common Stock elect all of the directors. All shares of Common Stock are entitled to share equally in such dividends as the Board of Directors may declare, in its discretion, from sources legally available for such dividends. In the event of liquidation of the Company, holders of Common Stock are entitled to share equally in the assets available for distribution. Holders of Common Stock do not have preemptive rights to subscribe for additional shares on a pro rata basis if and when additional shares are offered for sale. No redemption rights or sinking funds are available to holders of Common Stock.

   The shares of Common Stock to be issued pursuant to the Exchange Offer, the Asset Transfer, the Associates Merger, and the Pima Mergers will not be registered under the Securities Act. In connection with the Exchange Offer and the Asset Transfer, the Company will enter into registration agreements, requiring the Company to file a registration statement covering the resale of shares of Common Stock issued in the Exchange Offer and a registration statement covering the resale of shares of Common Stock to be issued upon the conversion of LP Units distributed in the Asset Transfer into shares of Common

Stock. See "The Transactions -- The Exchange Offer -- Exchange Offer Registration Agreement and Listing of Common Stock" and "The Transactions -- The Asset Transfer -- Asset Transfer Registration Agreement and Listing of Common Stock." The shares of Common Stock to be issued pursuant to the Transactions will have the same rights as described above. All of the outstanding shares of the Common Stock are, and the shares of Common Stock to be issued pursuant to the Transactions, when issued in accordance with the terms of the Exchange Offer, the Asset Transfer, the Associates Merger, and the Pima Mergers will be, fully paid and non-assessable.

   The Board of Directors is authorized, without action by the Company's stockholders, to classify and reclassify any unissued shares of the Company's authorized capital stock in a class or classes of preferred stock, preference stock, special stock, or other stock and to divide and classify any class into one or more series of such class, by determining, fixing, or altering, among other things, the designations, powers, preferences, and rights of the shares of each such class or series (including matters relating to voting, dividends, conversion, and redemptions) and the qualifications, limitations, or restrictions thereof. As a result, the Board may authorize and issue classes or series of capital stock with voting, conversion, dividend, or other rights that could adversely affect the powers and rights of the holders of Common Stock. The issuance of any such classes or series of capital stock may have the effect of delaying, deferring, or preventing a change in control of the Company. The Company has no current plan to issue any additional classes or series of capital stock.

                       INFORMATION REGARDING PIMA MORTGAGE

GENERAL

   Pima Mortgage is an Arizona limited partnership whose three corporate partners are JG Mortgage, FP Mortgage, and JC Mortgage. Pima Mortgage engages in the business of advising the Company with respect to various aspects of the Company's business and operations, managing the overall business and operations of the Company and representing the Company in its dealings with third parties. Jon A. Grove, Frank S. Parise, Jr., and Joseph C. Chan have been directors or officers of general partners of Pima Mortgage since its organization.

TERMS OF THE MANAGEMENT AGREEMENT

   The Company and Pima Mortgage are parties to a management agreement (the "Management Agreement") with a term expiring on December 31, 1997, subject to annual extensions between the Company and Pima Mortgage. The Management Agreement may be terminated by the Company without cause at any time upon 60 days written notice by a majority vote of its Unaffiliated Directors or by a vote of the holders of a majority of the outstanding shares of Common Stock. In addition, the Company has the right to terminate the Management Agreement for cause in the event of (i) a breach by Pima Mortgage of any provision contained in the Management Agreement occurs; (ii) an order for relief is entered with respect to Pima Mortgage in an involuntary case under federal or state bankruptcy, insolvency or other similar laws; (iii) Pima Mortgage (a) ceases or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of or enters into an arrangement with creditors, (b) applies for or consents to the appointment of a receiver, trustee, assignee, custodian, liquidator or sequestrator, or proceedings seeking such appointment are commenced, (c) authorizes or files a voluntary petition in bankruptcy, or applies for or consents to the application of any bankruptcy, reorganization, arrangement, readjustment of debt, insolvency, dissolution, liquidation or other similar law, or proceedings to such end are instituted against Pima Mortgage, or (d) permits or suffers all or any substantial part of its properties or assets to be sequestered or attached by court order; or (iv) if any two of Messrs. Grove, Parise, or Chan shall cease to be a director, officer, or shareholder of at least one partner of Pima Mortgage or if they collectively cease to control the majority of the voting decisions of Pima Mortgage.

   Pima Mortgage at all times is subject to the supervision of the Company's Board of Directors and has only such functions and authority as the Company may delegate to it. Pima Mortgage is responsible for the day-to-day operations of the Company and performs such services and activities relating to the assets and operations of the Company as may be appropriate, including:

         (a) serving as the Company's consultant with respect to formulation of investment criteria by the Board of Directors;

         (b) representing the Company in connection with the purchase of assets;

         (c) structuring financings of the Company;

         (d) furnishing reports and statistical and economic research to the Company regarding the Company's activities and the services performed for the Company by Pima Mortgage;

         (e) providing the executive and administrative personnel, office space and services required in rendering services to the Company;

         (f) administering the day-to-day operations of the Company and performing and supervising the performance of such other administrative functions necessary in the management of the Company as may be agreed upon by Pima Mortgage and the Board of Directors, including the collection of revenues, the payment of the Company's debts and obligations and maintenance of appropriate computer services to perform such administrative functions;

         (g) communicating on behalf of the Company with the holders of the equity and debt securities of the Company as required to satisfy the reporting and other requirements of any governmental bodies or agencies and to maintain effective relations with such holders;

         (h) counseling the Company in connection with policy decisions to be made by the Board of Directors; and

         (i) upon request by and in accordance with the direction of the Board of Directors, investing or reinvesting any money of the Company.

MANAGEMENT FEE

   Pima Mortgage receives an annual management fee equal to 3/8 of 1% of the "Average Invested Assets" of the Company and its subsidiaries for each year. The Management Agreement provides for a quarterly management fee, although the Board of Directors has approved payment of the management fee monthly, with adjustments made quarterly. The term "Average Invested Assets" for any period means the average of the aggregate book value of the consolidated assets of the Company and its subsidiaries before reserves for depreciation or bad debts or other similar non-cash reserves. In the event that the Management Agreement is terminated by the Company or is not renewed by the Company on terms at least as favorable to Pima Mortgage as the current Management Agreement, other than as a result of a termination by the Company for cause (as specified above and defined in the Management Agreement), Pima Mortgage will be entitled to receive from the Company the management fee that would have been payable by the Company to Pima Mortgage pursuant to such Management Agreement based on the investments made by the Company prior to the date on which the Management Agreement is so terminated (or not renewed) for the 12 full fiscal quarters beginning on the date of such termination (or failure to renew) as more fully described in the Management Agreement.

   The management fee must be calculated by Pima Mortgage within 45 days after the end of each quarter, and such calculation must be promptly delivered to the Company for payment within 60 days of the end of each fiscal quarter, subject to adjustment at the end of the year.

   For information relating to management fees, see Note 7 to the Company's consolidated financial statements.

ADMINISTRATION FEES

   Pima Mortgage also performs certain analysis and other services in connection with the administration of the Structured Financing relating to the Company's Mortgage Assets, including working with the Master Servicer, if any, and the Company or the other Issuer to ensure proper servicing and administration. For such activities, the Company currently pays Pima Mortgage an annual administration fee of $10,000 for each Mortgage Asset acquired before 1991, $20,000 for the total Mortgage Assets acquired in 1991, and $20,000 for the total Mortgage Assets acquired in 1992.

EXPENSES

   Pima Mortgage is required to pay employment expenses of its personnel, rent, telephone, utilities and other office expenses (except those relating to a separate office or office facilities, if any, maintained by the Company or its subsidiaries, if any), and certain travel and miscellaneous administrative expenses of Pima Mortgage. The Company is required to pay all other expenses of operation (as set forth in the Management Agreement) up to an amount per year with respect to certain of such expenses equal to the greater of 2% of the Company's Average Invested Assets or 25% of the Company's Net Income for that year. Expenses in excess of such amount will be paid by Pima Mortgage, unless the Unaffiliated Directors determine that, based upon unusual or non-recurring factors, a higher level of expenses is justified for such fiscal year. In the event that the Company's operating expenses for any fiscal year total less than the greater of 2% of the Company's Average Invested Assets or 25% of its Net Income for that fiscal year, then, within 120 days after the end of such fiscal year, with the consent of the Unaffiliated Directors, Pima Mortgage will be repaid all compensation previously reimbursed by Pima Mortgage to the Company on account of operating expenses having exceeded the greater of 2% of its Average Invested Assets or 25% of its Net Income during one or more prior fiscal years, except that the amount of any repayment of compensation to Pima Mortgage may not, when added to all other operating expenses of the Company for such fiscal year, exceed the greater of 2% of the Company's Average Invested Assets or 25% of its Net Income for that fiscal year. Pima Mortgage's right to repayment of previously reimbursed compensation will be cumulative, and the amount of previously reimbursed compensation which has not been repaid to Pima Mortgage will be carried forward to and be repaid to Pima Mortgage in subsequent fiscal years. Prior to any such repayment, the Unaffiliated Directors must determine that the Company's operating expenses which were in excess of the limitation set forth above in one or more prior fiscal years were reasonable when incurred in connection with the operations of the Company.

RIGHT OF FIRST REFUSAL

   Pima Mortgage has granted the Company a right of first refusal, for as long as Pima Mortgage or an affiliate of Pima Mortgage acts as the Company's manager pursuant to the Management Agreement or any extension thereof, to purchase any assets held by Pima Mortgage or its affiliates prior to any sale, conveyance or other transfer, voluntarily or involuntarily, of such assets by Pima Mortgage or its affiliates.

LIMITS OF RESPONSIBILITY

   Pursuant to the Management Agreement, Pima Mortgage will not assume any responsibility other than to render the services called for thereunder and will not be responsible for any action of the Company's Board of Directors in following or declining to follow its advice or recommendations. Pima Mortgage, the partners of Pima Mortgage and any of their partners, directors, officers, stockholders, and employees will not be liable to the Company, any other Issuer, any subsidiary of the Company, the Unaffiliated Directors, the Company's stockholders or any subsidiary's stockholders for acts performed in accordance with and pursuant to the Management Agreement, except by reason of acts constituting bad faith, willful misconduct, gross negligence, or reckless disregard of their duties under the Management Agreement. The Company has agreed to indemnify Pima Mortgage, the partners of Pima Mortgage and any of their partners, directors, officers, stockholders, and employees, with respect to all expenses, losses, damages, liabilities, demands, charges, and claims arising from any of their acts or omissions not constituting bad faith, willful misconduct, gross negligence, or reckless disregard of duties, performed in good faith in accordance with and pursuant to the Management Agreement. The Management Agreement does not limit or restrict the right of Pima Mortgage, the partners of Pima Mortgage or any of their partners, directors, officers, stockholders, employees, or affiliates from engaging in any business or rendering services of any kind to any other person, including the purchase of, or rendering advice to others purchasing, assets which meet the Company's policies and criteria, except that Pima Mortgage (but not its partners or any of their partners, directors, officers, stockholders, employees or agents) is not permitted to provide any such services to any residential mortgage REIT other than the Company and its subsidiaries. Pima Mortgage has the right to subcontract with third parties, including affiliates of Pima Mortgage, to provide services to Pima Mortgage and the Company. Any payment of fees to such third parties will be the sole responsibility of Pima Mortgage.

THE SUBCONTRACT AGREEMENT

   Pima Mortgage and American Southwest Financial Services ("ASFS"), Inc. are parties to a Subcontract Agreement pursuant to which ASFS performs certain services for Pima Mortgage in connection with the administration of the Structured Financing issued by any Issuer affiliated with ASFS with respect to which the Company owns the Mortgage Asset. Under the Subcontract Agreement, ASFS charges an administration fee for each series of Structured Financing of $12,500 per year. ASFS is a wholly owned subsidiary of American Southwest Holdings, Inc., a privately held Arizona corporation engaged in the business of issuing and administering the Structured Financing. Jon A. Grove, Chairman and President of the Company, owns 12.5% of American Southwest Holdings, Inc.

   The Subcontract Agreement extends through December 31, 1997. Thereafter, successive extensions, each for a period not to exceed one year, may be made by agreement between Pima Mortgage and ASFS.

   The Subcontract Agreement may be terminated by either party upon six months prior written notice, except that Pima Mortgage may terminate the Subcontract Agreement at any time upon 60 days written notice in the event the Company no longer retains Pima Mortgage. In addition, Pima Mortgage has the right to terminate the Subcontract Agreement upon the happening of certain specified events, including a breach by ASFS of any provision contained,in the Subcontract Agreement.

   The Company has agreed to indemnify and hold harmless ASFS, its affiliates and their officers and directors from any action or claim brought or asserted by any party by reason of any allegation that ASFS or its affiliates is an affiliate or is otherwise accountable or liable for the debts or obligations of the Company or its affiliates. The Company has no affiliations, agreements or relationships with ASFS or its affiliates, except for (i) the Subcontract Agreement with ASFS, (ii) the indemnification granted by the Company to ASFS, its affiliates and their officers and directors against certain liabilities,
(iii) one common director and officer, and (iv) the indirect ownership by a general partner of Pima Mortgage of 12.5% of the voting stock of American Southwest Holdings, Inc.

                        INFORMATION REGARDING PIMA REALTY

   The Company has entered into property management agreements with Pima Realty for each of its current properties. Pima Realty is an affiliate of Pima Mortgage. Each property management agreement, which has a current term through December 31, 1997, was approved by the unaffiliated directors of the Company's Board of Directors. Under the agreements, Pima Realty provides the customary property management services at its cost without profit or distributions to its owners, subject to the limitation of the prevailing management fee rates for similar properties in the market. Pima Realty currently manages over 4,400 apartment units, including those owned by the Company.

   Pima Realty has developed computer, accounting, management, reporting, and control systems to monitor property operations. Detailed annual budgets are prepared for each property. Monthly, quarterly, and annual reports are prepared addressing occupancy rates, turnover ratios, budget variances, delinquencies, and other operating information. Weekly reports are provided for each property detailing leasing and occupancy activities. Pima Realty also maintains and analyzes demographic resident data. Prior to entering into a lease, Pima Realty generally reviews the credit of the prospective tenant to attempt to minimize bad credit risks and identify tenants having a poor rental history. This information is intended to enable Pima Realty to identify and act quickly on specific conditions affecting individual properties.

   Each of the current properties is operated by a staff including a resident manager and a maintenance and apartment preparation staff. Policies and procedures utilized at the property sites follow established federal and state laws and regulations, including lease contracts, on-site marketing procedures, credit collection and eviction standards. As a result of active on-site management and strict prospective tenant qualification standards, the Company expects to experience low rent loss to delinquencies or early lease terminations.

                  INFORMATION REGARDING THE WINTON PARTNERSHIPS

GENERAL

   The Winton Partnerships consist of 14 limited partnerships organized under the laws of Washington or Texas that own and operate 13 apartment communities and one office property in Washington or Texas. Don W. Winton is the general partner of each of the Winton Partnerships, which are as follows: First Aspen
Court Associates, L.P., a Texas limited partnership; First Briar Park Associates, a Washington limited partnership; First Chelsea Park Associates, L.P., a Texas limited partnership; First Appian Way Associates, L.P., a Washington limited partnership; First Greenwood Creek Associates, L.P., a Texas limited partnership; First Highlands Associates, L.P., a Texas limited partnership; First Marymont Associates, L.P., a Texas limited partnership; First Montfort Associates, L.P., a Texas limited partnership; First Riverway Associates, L.P., a Washington limited partnership; First Springfield Associates, L.P., a Texas limited partnership; First Timbercreek Landing Associates, L.P., a Washington limited partnership; Campus Development Associates Limited Partnership, a Washington limited partnership; Campus Commons Associates -- Limited Partnership, a Washington limited partnership; and First Pacific South Center Associates, L.P., a Washington limited partnership.

   Each of the Winton Partnerships individually owns and operates an apartment community or, in the case of First Pacific South Center Associates, L.P., owns and operates an office building. For purposes of the acquisition of the Winton Properties, each of the Winton Properties has been assigned a deemed value that, subject to certain adjustments, represents the acquisition price of each Winton Property to the Company.

EXCHANGE VALUES

   Each of the Winton Partnerships has been assigned a deemed value that, subject to certain adjustments and reduction for debts assumed (after such adjustments, the "Exchange Value"), will determine the number of LP Units, shares of Common Stock, or the amount of cash to be received by the Winton Partners of such Winton Partnership in the Asset Transfer or the Exchange Offer. The Exchange Values for each Winton Partnership will be equal to the Deemed Value allocated to such Winton Partnership (a) minus, as of the Closing Date,
(i) the Mortgage Debt applicable to such Winton Partnership, (ii) the monetary liens applicable to such Winton Partnership, and (iii) closing costs applicable to such Winton Partnership and (b) plus or minus, as appropriate, the Prorations applicable to such Winton Partnership. See "The Transactions -- The Asset Transfer -- Mortgage Debt" and "The Transactions -- The Asset Transfer -- Prorations."

   The total Exchange Values assigned to the Winton Partnerships were determined by arms-length negotiations between Mr. Winton and ASR based on the agreed fair market values of the properties owned by the Winton Partnerships and the debt thereon to be assumed or repaid by Heritage LP, and the Exchange Values allocated to each Winton Partnership were determined by such negotiations, subject to the input of Mr. Winton, which was agreed to by ASR. Throughout the course of such negotiations, the Company reviewed and considered various factors relating to each Winton Property including (1) historical, current, and future income potential of each Winton Property, (2) each Winton Property's demonstrated ability to achieve current rental rates in its marketplace, (3) reports from unaffiliated parties relating to the potential capital improvement needs of the Winton Properties, (4) discussions with brokers and others involved in marketplaces of the Winton Properties relating to capitalization rates for similar properties in each marketplace, and (5) the consistency of each Winton Property's operating expenses and the relationship of such operating expenses to the operating expenses for properties owned by the Company.

   Mr. Winton was subject to conflicts of interests with respect to the allocation of Exchange Values to each Winton Partnership. No person was retained to negotiate on behalf of the limited partners of the Winton Partnerships, and no fairness opinion, appraisal, or other third-party evaluation of the terms of the Transactions to the limited partners of the Winton Partnerships was acquired. In connection with his approval of the Transactions, Mr. Winton reviewed the terms of four other offers to acquire the assets of
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
the Winton Partnerships. There can be no assurance that the Deemed Values and the Exchange Values of the assets of the Winton Partnerships reflect the value of the Winton Properties. See "Risk Factors -- Exchange Values May Not Reflect Value of Assets."

   An estimate of the Exchange Values for each Winton Partnership is set forth below.

                                                                                                           ESTIMATED
                                                                                                           CLOSING &       ESTIMATED
                                                                              DEEMED       MORTGAGE          OTHER         EXCHANGE
         PROPERTY                         WINTON PARTNERSHIP                   VALUE        DEBT(1)          COSTS         VALUE(2)
         --------                         ------------------                  ------        -------          -----         --------
Initial Closing

Aspen Court Apartments .......    First Aspen Court Associates, L.P.        $ 4,400,000    $ 2,051,401    $   110,000    $ 2,238,599

Briar Park                        First Briar Park Associates, a
  Apartments .................      Washington Limited Partnership            2,200,000      1,400,000         30,000        770,000

Campus Commons North              Campus Development Associates
  Apartments .................      Limited Partnership                      10,900,000      6,719,802        220,000      3,960,198

Campus Commons South              Campus Commons Associates --
  Apartments .................      Limited Partnership                       4,100,000      2,750,000        150,000      1,200,000

Chelsea Park Apartments ......    First Chelsea Park Associates, L.P.         5,600,000      2,887,967        110,000      2,602,033

Highlands of Preston
  Apartments .................    First Highlands Associates, L.P.            8,800,000      4,889,390        130,000      3,780,610

14400 Montfort
  Townhouses .................    First Montfort Associates, L.P.             5,650,000      4,120,010         60,000      1,469,990

Marymont Apartments ..........    First Marymont Associates, L.P.             4,350,000      2,546,076         70,000      1,733,924

Riverway Apartments ..........    First Riverway Associates, L.P.             1,900,000      1,186,061         40,000        673,939

Timbercreek Landings              First Timbercreek Landing
  Apartments .................      Associates, L.P.                          5,500,000      3,390,933         90,000      2,019,067

Pacific South Center              First Pacific South Center
 Office Building .............      Associates, L.P.                          5,400,000      3,225,000        330,000      1,845,000
                                                                            -----------    -----------    -----------    -----------
                                                                             58,800,000     35,166,640      1,340,000     22,293,360
                                                                            -----------    -----------    -----------    -----------
Subsequent Closing

Country Club Place
  Apartments .................    First Appian Way Associates, L.P.         $ 5,350,000    $ 3,580,819    $    50,000    $ 1,719,181

Greenwood Creek
  Apartments .................    First Greenwood Creek Associates, L.P.      7,700,000      5,052,311         80,000      2,567,689

Springfield Apartments .......    First Springfield Associates, L.P.          8,420,000      5,510,673        130,000      2,779,327
                                                                            -----------    -----------    -----------    -----------
                                                                             21,470,000     14,143,803        260,000      7,066,197
                                                                            -----------    -----------    -----------    -----------
                                                                            $80,270,000    $49,310,443    $ 1,600,000    $29,359,557
                                                                            ===========    ===========    ===========    ===========

-------------
(1)  As of September 30, 1996.
(2) The Exchange Values for each Winton Partnership will be equal to the Deemed Value allocated to such partnership (a) minus, as of the Closing Date, (i) the Mortgage Debt applicable to such partnership, (ii) the monetary liens applicable to such partnership, and (iii) closing costs applicable to such partnership and (b) plus or minus, as appropriate, the Prorations applicable to such partnership. See "Risk Factors -- Risks Relating to the Transactions -- Exchange Values May Not Reflect Value of Assets," "The Transactions -- Asset Transfer -- Mortgage Debt," and "The Transactions -- Asset Transfer -- Prorations."

DESCRIPTION OF WINTON PROPERTIES

  Properties Subject to the Initial Closing

   Aspen Court Apartments. The Aspen Court Apartments are located in Arlington, Texas, a suburb of Dallas, Texas and consist of 140 units built in 1985. The Aspen Court Apartments were completely repainted in December 1996. As of September 30, 1996, the Aspen Court Apartments had an average monthly rent of $543, or $.73 per square foot per month, and an average occupancy rate of 93%. The deemed value of the property under the Combination Agreement is $4,400,000. The Company expects to
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
assume the existing first mortgage debt of approximately $2.0 million secured by the property and bearing interest at 7.5% per annum and maturing in 2008. The property's main competition for tenants comes primarily from existing multifamily apartment projects in the surrounding North Arlington area of East Forth Worth. Although several new apartment communities have been developed in the area surrounding the Aspen Court Apartments in the last few years, such apartment communities generally contain larger, more costly, units with additional amenities, and as a result, are not in direct competition with the Aspen Court Apartments. There are 114 competing apartment projects in the area consisting of over 19,000 apartment units. The average occupancy for the area at September 30, 1996 was approximately 94% and the average monthly rental rate was $528, or $.66 per square foot per month. The Company plans no immediate major capital expenditures for the Aspen Court Apartments as a result of the consistent upkeep of the property and the recently completed repaint of the entire property.

   Highlands of Preston Apartments. The Highlands of Preston Apartments are located in Plano, Texas, a suburb of Dallas, Texas and consist of 220 units built in 1985. As of September 30, 1996, the Highlands of Preston Apartments had an average monthly rent of $610, or $.78 per square foot per month, and an average occupancy rate of 96%. The deemed value of the property under the Combination Agreement is $8,800,000. The Company expects to assume the existing first mortgage debt of approximately $4.9 million secured by the property and bearing interest at 8.00% per annum and maturing in 2000. The property's primary competition for tenants comes from existing multifamily apartment projects in the surrounding West Plano area of North Dallas. Numerous new apartment projects have been developed in the greater West Plano area in recent years, which may attract tenants temporarily to these new projects as these projects offer concessions to maximize occupancy rates. However, due to the typically larger size and more expensive stabilized leasing rates, these new projects will not act as direct, long-term competition for the Highlands of Preston Apartments. Additional competition comes from the abundant, but more expensive, single family home market in this upscale area. There are 58 competing apartment projects in the area consisting of over 13,000 apartment units. The average occupancy for the area at September 30, 1996 was approximately 95% and the average monthly rental rate was $700, or $.80 per square foot per month. The Company plans no immediate major capital expenditures for the Highlands of Preston Apartments as a result of the consistent upkeep of the property.

   14400 Montfort Townhomes. The Montfort Townhomes are located in Dallas, Texas and consist of 83 units built in 1986. As of September 30, 1996, the Montfort Townhomes had an average monthly rent of $982, or $.88 per square foot per month, and an average occupancy rate of 92%. The deemed value of the property under the Combination Agreement is $5,650,000. The Company expects to assume the existing first mortgage debt of approximately $4.1 million secured by the property and bearing interest at a floating rate of 2.25% above the 11th district cost of funds index, which was approximately 4.8% at September 30, 1996, subject to an interest rate floor and cap of 1.31% and 11.31%, respectively, per annum and maturing in 2006. The property's primary competition for tenants comes from new and existing luxury multifamily apartment projects in the surrounding North Dallas area. There are 111 apartment projects in the area consisting of over 21,000 apartment units. The average occupancy for the area at September 30, 1996 was approximately 93% and the average monthly rental rate was $625, or $.76 per square foot per month. These occupancy and rental statistics reflect all of the 111 apartment projects in the area, whereas the property competes only with the newest and highest quality properties, which generally have higher rental rates and square footage per unit than the averages for all of the apartment properties in the area reflect. The Company plans no immediate major capital expenditures, for the Montfort Townhomes as a result of the consistent upkeep of the property and the recently completed repaint of the entire property.

   Briar Park Apartments. The Briar Park Apartments are located in Houston, Texas and consist of 80 units built in 1983. A total replacement of the roofs of the Briar Park Apartments was completed in October 1996. As of September 30, 1996, the Briar Park Apartments had an average monthly rent of $515, or $.56 per square foot per month, and an average occupancy rate of 89%. The deemed value of the property under the Combination Agreement is $2,200,000. The Company expects to assume the existing first mortgage debt of approximately $1.4 million secured by the property and bearing interest at 8.42% per annum and maturing in 2006, with the remainder of the equity paid in shares of the Company's

Common Stock, LP Units, or cash. The property's primary competition for tenants comes from existing multifamily apartment projects in the surrounding Inwood area of Northwest Houston. There are 27 competing apartment projects in the area with the majority of projects completed in the early 1980s. There have been no new projects built since 1984 in the area surrounding the property, although a number of older projects have been renovated in recent years. The average occupancy for the area at September 30, 1996 was approximately 92% and the average montly rental rate was $404, or $.50 per square foot per month. The
Company plans no immediate major capital expenditures for the Briar Park Apartments as a result of the consistent upkeep of the property and the aforementioned roof replacement.

   Chelsea Park Apartments. The Chelsea Park Apartments are located in Houston, Texas and consist of 204 units built in 1983. The Chelsea Park Apartments were completely repainted in November 1996. As of September 30, 1996, the Chelsea Park Apartments had an average monthly rent of $518, or $.62 per square foot per month, and an average occupancy rate of 95%. The deemed value of the property under the Combination Agreement is $5,600,000. The Company may secure new financing or may assume the existing first mortgage debt of approximately $2.9 million secured by the property and bearing interest at 8.50% per annum and maturing in 1999. The property's primary competition for tenants comes from existing multifamily apartment projects in the surrounding Steeplechase area of Northwest Houston. There are 30 competing apartment projects in the area with the majority of projects completed in the early 1980s, and several additional projects built in the last several years. Apartment units built in the area in the 1990s are generally larger, more expensive and have more amenities than older units, and as a result, are not in direct competition with Chelsea Park. The average occupancy for the area at September 30, 1996 was approximately 90% and the average rental rate was $558, or $.65 per square foot per month. The Company plans no immediate major capital expenditures for the Chelsea Park Apartments as a result of the consistent upkeep of the property and the recently completed repainting of the property.

   Marymont Apartments. The Marymont Apartments are located in Tomball, Texas, a suburb of Houston, Texas and consist of 128 units built in 1983. As of September 30, 1996, the Marymont Apartments had an average monthly rent of $567, or $.65 per square foot per month, and an average occupancy rate of 98%. The deemed value of the property under the Combination Agreement is $4,350,000. The Company expects to assume the existing first mortgage debt of approximately $2.5 million secured by the property and bearing interest at 8.50% per annum and maturing in 2015. The property's primary competition for tenants comes from existing multifamily apartment projects in the surrounding Tomball area of Northwest Houston. There are 12 competing apartment projects in the area with the majority of projects completed in the mid-1980s. No new construction has occurred in the area since 1986. The average occupancy for the area at September 30, 1996 was approximately 93% and the average monthly rental rate was $505, or $.60 per square foot per month. The Company plans no immediate major capital expenditures for the Marymont Apartments as a result of the consistent upkeep of the property.

   Riverway Apartments. The Riverway Apartments are located in Bay City, Texas, approximately 60 miles southwest of Houston and consist of 152 units built in 1985. As of September 30, 1996, the Riverway Apartments had an average monthly rent of $359, or $.48 per square foot per month, and an average occupancy rate of 73%. The deemed value of the property under the Combination Agreement is $1,900,000. The Company expects to assume the existing first mortgage debt of approximately $1.2 million secured by the property and bearing interest at 8.75% per annum and maturing in 2005. The property's main competition for tenants comes from several existing multifamily apartment projects in the surrounding, primarily rural, area. A substantial portion of the tenant population consists of temporary workers in the nuclear power industry, the surrounding chemical manufacturing plants and construction jobs. The Company believes that the project competes for tenants with two other projects of similar quality in the area. No third-party statistical research relating to the apartment communities in the area is available, and, as a result, the Company is relying upon its review of rental rate structures of competing apartment properties and historical financial and leasing data available for the Riverway Apartments to evaluate the performance of the property. The Company's own surveys suggest that the rental rates compete favorably with the few other projects in which it competes directly, with rental rates of between $275 and $425, and average occupancy of approximately 85%. The Company plans no immediate major capital expenditures for the Riverway Apartments as a result of the consistent upkeep of the property.
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
   Timbercreek Landing Apartments. The Timbercreek Landing Apartments are located in Houston, Texas and consist of 204 units built in 1984. As of September 30, 1996, the Timbercreek Landing Apartments had an average monthly rent of $482, or $.62 per square foot per month, and an average occupancy rate of 94%. The deemed value of the property under the Combination Agreement is $5,500,000. The Company expects to assume the existing first mortgage debt of approximately $3.4 million secured by the property and bearing interest at 9.00% per annum and maturing in 2015. The property's primary competition for tenants comes from existing multifamily apartment communities in the surrounding Bear Creek area of Northwest Houston. There are 32 competing apartment communities in the area with the majority of projects completed in the early 1980s. Only one new project has been constructed in the area since 1984. The average occupancy for the area at September 30, 1996 was approximately 92% and the average monthly rental rate was $494, or $.62 per square foot per month. The Company plans no immediate major capital expenditures for Timberweek Landing Apartments as a result of the consistent upkeep of the property.

   Campus Commons North Apartments. The Campus Commons North Apartments are located in Pullman, Washington and consist of 234 units built in 1985. As of September 30, 1996, the Campus Commons North Apartments had an average monthly rent per unit of $754, or $.83 per square foot per month, and an average occupancy rate of 96%. The units on the property are primarily leased to students attending Washington State University. The Campus Commons North
Apartments experiences high occupancy for 10 months out of the year and substantial vacancy during June and July of each year. Average rental rates for June and July averages approximately $150. The deemed value of the property under the Combination Agreement is $10,900,000. The Company expects to assume the existing first mortgage debt of approximately $6.7 million secured by the property and bearing interest at 7.90% per annum and maturing in 2017. The property's primary competition for tenants comes from existing multifamily apartment communities in the surrounding area. The project relies on the consistent or growing enrollment at Washington State University to maintain its desired occupancy. The property's four- bedroom units compete primarily with two and three- bedroom units in other apartment communities in the area. No third-party statistical research relating to the apartment communities in the area is available, and, as a result, the Company is relying upon its review of rental rate structures of competing apartment properties and historical financial and leasing data available for the Campus Commons North Apartments to evaluate the performance of the property. The Company's own surveys suggest that the average monthly rental rates compete favorably with other project rates of between $.60 to $.80 per square foot, and average occupancy of approximately 93%. The Company plans no immediate major capital expenditures for the Campus Commons North Apartments as a result of the consistent upkeep of the property.

   Campus Commons South Apartments. The Campus Commons South Apartments are located in Pullman, Washington and consist of 100 units built in 1971. As of September 30, 1996, the Campus Commons South Apartments had an average monthly rent per unit of $723, or $.68 per square foot per month, and an average occupancy rate of 94%. The property is located in close proximity to Campus Commons North and experiences the same rental trends. The deemed value of the property under the Combination Agreement is $4,100,000. The Company expects to assume the existing first mortgage debt of approximately $2.7 million secured by the property and bearing interest at 8.75% per annum and maturing in 2006. The property's primary competition for tenants comes from existing multifamily apartment communities in the surrounding area. The project relies on the consistent or growing enrollment at Washington State University to maintain its desired occupancy. The property's two-bedroom, two-bath units compete with similar large units at comparatively aged projects, and smaller units at newer projects. No third-party statistical research relating to the apartment communities in the area is available, and, as a result, the Company is relying upon its review of rental rate structures of competing apartment properties and historical financial and leasing data available for the Campus Commons South Apartments to evaluate the performance of the property. The Company's own surveys suggest that the average monthly rental rates compete favorably with other project rates of between $.56 to $.83 per square foot, and average occupancy of approximately 93%. The Company plans no immediate major capital expenditures for the Campus Commons South Apartments as a result of the consistent upkeep of the property.

   Pacific South Center Office Building. The Pacific South Center Office Building is located in Seattle, Washington and consists of 73,232 square feet of mixed-use office space built in 1975. As of September 30, 1996, the Pacific South Center Office Building was 100% leased to various tenants. The current leases under which the property is leased are scheduled to expire during the period of 1997-2004 with an average lease maturity date of approximately 2002, and average rental rates per square foot of approximately $10 per annum. Major tenants include TCI Cable, a sports bar (whose owners have maintained occupancy in this building site for the past 15 years), and a health club. The deemed value of the property under the Combination Agreement is $5,400,000. The Company expects to assume the existing first mortgage debt of approximately $3.2 million secured by the property and bearing interest at 9.125% per annum and maturing in 2006. The office complex competes for tenants with other similarly sized, mixed-use office complexes in the Seattle-Tacoma ("Sea-Tac") airport area. The Sea-Tac office market is comprised of numerous high-class office buildings, but few mixed-use office complexes of similar size, with easy access to major freeways. The Company plans no immediate major capital expenditures for the Pacific South Center Office Building as a result of the consistent upkeep of the property.

  Properties Subject to the Subsequent Closing

   The Company has the right to purchase Greenwood Creek Apartments, Springfield Apartments, and Country Club Place Apartments at any time after March 1, 1997 and prior to May 1, 1997 and the obligation to acquire the subsequent closing properties individually after the property achieves certain income targets for three successive months. Each of the properties subject to the Subsequent Closing have undergone substantial capital improvements in the past year as described more fully below. The Company believes that the prior historical performance of the properties understates the potential performance of the properties following these substantial improvements.


   Greenwood Creek Apartments. The Greenwood Creek Apartments are located in Fort Worth, Texas and consist of 328 units built in 1984. Substantial capital improvements were completed on the property in 1996, including remodeling of the leasing office, installation of access gates and perimeter fencing, and repainting of the entire property. As of September 30, 1996, the Greenwood Creek Apartments had an average monthly rent of $429, or $.60 per square foot per month, and an average occupancy rate of 92%. The deemed value of the property under the Combination Agreement is $7,700,000. The Company expects to assume the existing first mortgage debt of approximately $5.0 million secured by the property and bearing interest at 7.48% per annum and maturing the 2006. The property's primary competition for tenants comes from existing multifamily apartment communities in the surrounding area of Southwest Fort Worth. There are 64 competing apartment communities in the area consisting of over 11,000 apartment units. The average occupancy for the area at September 30, 1996 was approximately 95% and the average monthly rental rate was $460, or $.62 per square foot. The Company plans no immediate major capital expenditures for the Greenwood Creek Apartments as a result of the substantial capital improvements recently completed.

   Springfield Apartments. The Springfield Apartments are located in Dallas, Texas and consist of 218 units built in 1986. Substantial capital improvements were completed on the property in late 1996, including the repair of the parking lot, the installation of access gates and perimeter fencing, and the repainting of the entire property. As of September 30, 1996, the Springfield Apartments had an average monthly rent of $609, or $.72 per square foot per month, and an average occupancy rate of 89%. The deemed value of the property under the Combination Agreement is $8,420,000. The Company expects to assume the existing first mortgage debt of approximately $5.5 million secured by the property and bearing interest at 7.375% per annum and maturing in 2016. The property's primary competition for tenants comes from new and existing multifamily apartment communities in the surrounding Carrollton area of North Dallas. Numerous new apartment communities have been developed in the greater area in recent years, which may attract tenants temporarily as these projects offer concessions to maximize occupancy rates. However, due to the typically larger size and more expensive stabilized leasing rates, these new projects will not act as direct long-term competition for the project. There are 100 competing apartment communities in the area consisting of over 17,000 apartment units. The average occupancy for the area at September 30, 1996 was approximately 94% and the average monthly rental rate was $611, or $.71 per square foot per month. The Company plans no immediate major capital expenditures for the Springfield Apartments as a result of the substantial capital improvements recently completed.

   Country Club Place Apartments. The Country Club Place Apartments are located in Richmond, Texas, a suburb of Houston, Texas and consist of 169 units built in 1986. Substantial capital improvements were completed on the property in late 1996, including the remodeling of the leasing office, complete roof replacement for a substantial portion of the property, installation of access gates and perimeter fencing, and the repainting of the entire property. As of September 30, 1996, the Country Club Place Apartments had an average monthly rent of $530, or $.65 per square foot per month, and an average occupancy rate of 88%. The deemed value of the property under the Combination Agreement is $5,350,000. The Company expects to assume the existing first mortgage debt of approximately $3.5 million secured by the property and bearing interest at 8.00% per annum and maturing in 2006. The property's primary competition for tenants comes from existing multifamily apartment communities in the surrounding Richmond area of Southwest Houston, and from affordable single family housing in the area. There are 18 competing apartment communities in the area with the majority of projects completed between 1976 and 1984. No new construction has occurred since development of the property was completed in 1986. The average occupancy for the area at September 30, 1996 was approximately 87% and the average monthly rental rate was $431, or $.56 per square foot per month. The Company plans no immediate major capital expenditures for Country Club Place Apartments as a result of the substantial capital improvements recently completed.

     The Company considered a number of factors in its determination of the current and projected demand for and supply of rental housing in markets in which the Winton Properties compete including a review of the current supply, occupancy and rental rate statistics of existing rental housing, the age and composition of rental housing, the interest rate environment, population and job growth projections by metropolitan areas and submarkets. In addition, the Company reviewed pricing considerations including the comparative cost of competing rental housing, by size and unit type, age, quality, and location, the affordability of for sale housing, and the amenities offered by competing apartment communities and housing types. For this analysis the Company relied on various third party statistical studies of the markets in question, private and governmental economic projections, field studies of the competition, and historical property information.

     The following tables set forth certain additional information regarding each of the Winton Properties.

                                                                       Apartment Amenities
                               -----------------------------------------------------------------------------------------------------
                                Washer/Dryer                                       Large
                                Connections                   Upper Unit          Storage
                        Number    And/Or              Patio or Vaulted          Or Walk-in  Microwave                         Other
                       Of Units Equipment Fireplaces  Balcony  Ceilings Cable TV  Closets     Ovens   Icemakers Miniblinds  Features
                       -------- --------- ----------  -------  -------- --------  -------    -------  --------- ----------  --------
ACQUISITION PROPERTIES
 Apartments
 ----------
 Houston, Texas
  Briar Park ...........   80      All        95%       All      All      All      All          --       All       All
  Country Club .........  169      All        67%       All      All      All      All          --       All       All
  Chelsea Park .........  204      All        80%       All      All      All       --          --       All       All
  Marymont .............  128      All        --        All       --      All       75%        All       All       All
  Riverway .............  152      All        53%       All      All      All       45%        All       All       All
  Timbercreek ..........  204      All        57%       All      All      All      All          --       All       All     Covered
                                                                                                                           parking
                        -----                                                                                              (some)
                          937
                        -----
 Dallas, Texas
  Aspen Court ..........  140       94%       57%       All      All      All       91%        All       All       All     Intrusion
                                                                                                                           alarms
  Greenwood Creek ......  328      All        73%       All       --      All      All          --       All       All
  Highlands of
   Preston .............  220      All       All        All      All      All      All          --       All       All
  Montfort
    Townhomes ..........   83      All       All        All      All      All      All         All       All       All     Garages,
                                                                                                                           intrusion
                                                                                                                           alarms,
  Springfield ..........  218      All       All        All       --      All      All          --       All       All     covered
                                                                                                                           parking
                        -----
                          989
                        -----

 Pullman, Washington
  Campus Commons
    North ..............  234       --        --        All      All      All       --          --        --       All
  Campus Commons
    South ..............  100      All        --        All      All      All       --          --        --       All
                        -----
                          334
                        -----
Total acquisition
  apartments ........... 2,260
                        -----

 Office Building
 ---------------
 Seattle, Washington
  Pacific South Center
    (73,232 square
    feet)

                                                                    Community Features
                                            ----------------------------------------------------------------------
                                  Number                    Swimming    Fitness
                                 Of Units   Clubhouse         Pool       Center       Spa         Other Features
                                 --------   ---------         ----       ------       ---         ---------------
ACQUISITION PROPERTIES
 Apartments
 ----------
 Houston, Texas
  Briar Park ..................       80        Yes           Yes          Yes         Yes       Sauna, playground
  Country Club ................      169        Yes           Yes           --         Yes       Golf course frontage
  Chelsea Park ................      204        Yes           Yes          Yes         Yes       Playground
  Marymont ....................      128         --           Yes           --          --       Volleyball court
  Riverway ....................      152        Yes           Yes          Yes         Yes       Tennis & volleyball courts,
                                                                                                 playground
  Timbercreek .................      204         --           Yes           --         Yes
                                   -----
                                     937
                                   -----
 Dallas, Texas
  Aspen Court .................      140        Yes           Yes          Yes          --       Tanning bed, sport court
  Greenwood Creek .............      328        Yes           Yes          Yes         Yes       Volley court
  Highlands of Preston ........      220        Yes           Yes          Yes         Yes
  Montfort Townhomes ..........       83         --           Yes           --         Yes
  Springfield .................      218        Yes           Yes          Yes         Yes       Sauna
                                   -----
                                     989
                                   -----
 Pullman, Washington
  Campus Commons North ........      234        Yes           Yes          Yes         Yes       Tanning beds
  Campus Commons South ........      100        Yes           Yes          Yes          --       Sauna
                                   -----
                                     334
                                   -----
 Total acquisition
   apartments .................    2,260
                                   -----
 Office Building
 ---------------
 Seattle, Washington
  Pacific South Center
   (73,232 square feet)

                                                                                                             Weighted Average
                                                                                               -------------------------------------
                                                                                                                  Average Occupancy
                                                                                                 Monthly Rent   --------------------
                                                                                               ---------------- 9 Months   12 Months
                             Year     No. of      Avg.                                         9/30      12/31   Ending     Ending
                             built    units       size       Amount      Unit      Sq. ft.     1996      1995   30 Sep 96  31 Dec 95
                             -----    -----       ----       ------      ----      -------     ----      ----   ---------  ---------
                                                (Sq. Ft.)    (000s)     (000s)
Winton Properties
 Dallas, Texas
  Aspen Court ............   1986      140         742      $ 4,400     $ 31.4      $42.36      $562      $557      89%      94%
  Greenwood Creek ........   1984      328         720        7,700       23.5       32.61       433       443      88%      89%
  Highlands of Preston  ..   1985      220         786        8,800       40.0       50.89       612       584      97%      93%
  Montfort Townhomes  ....   1986       83       1,112        5,650       68.1       61.22       966       959      93%      93%
  Springfield ............   1985      218         844        8,420       38.6       45.76       609       598      98%      96%
                                     -----      ------      -------     ------      ------      ----      ----     ---      ---
    Total Dallas .........             989         798       34,970       36.4       44.31       576       566      90%      93%
                                     -----      ------      -------     ------      ------      ----      ----     ---      ---
 Houston, Texas ..........
  Briar Park .............   1983       80         915        2,200       27.6       30.05       513       507      93%      91%
  Country Club Place  ....   1985      169         814        5,350       31.7       38.89       536       544      86%      94%
  Chelsea Park ...........   1983      204         829        5,600       27.5       33.11       513       510      93%      93%
  Marymont ...............   1983      128         875        4,350       34.0       38.79       589       558      93%      95%
  Riverway ...............   1985      152         740        1,900       12.5       16.89       381       360      79%      88%
  Timbercreek Landing  ...   1984      204         775        5,500       27.0       34.79       481       476      92%      94%
                                     -----      ------      -------     ------      ------      ----      ----     ---      ---
    Total Houston ........             937         814       24,900       26.6       32.85       494       491      90%      93%
                                     -----      ------      -------     ------      ------      ----      ----     ---      ---
 Pullman, Washington  ....
  Campus Commons North ...   1985      234         913       10,900       46.6       51.02       756       740      96%      99%
  Campus Commons South ...   1972      100       1,066        4,100       41.0       38.46       725       702      94%      98%
                                     -----      ------      -------     ------      ------      ----      ----     ---      ---
    Total Pullman ........             334         959       15,000       44.9       48.84       748       730      95%      98%
                                     -----      ------      -------     ------      ------      ----      ----     ---      ---
 Total Winton Apartments .           2,260         828      $74,870       33.1       39.99      $566      $560      91%      94%
                                     -----      ------      -------     ------      ------      ----      ----     ---      ---
Pacific South Center  ....   1975               73,232      $ 5,400                  73.74
                                                ------      -------                 ------
Total Winton Properties                                     $80,270
                                                            =======

                 INFORMATION REGARDING WINTON & ASSOCIATES, INC.

   Winton & Associates engages in the business of providing customary property management services for the 13 apartment communities and one office building owned and operated by the Winton Partnerships. Winton & Associates currently manages approximately 2,900 apartment, condominium, and townhome units and nearly 85,000 square feet of office space. In its 16 years of operation, Winton & Associates has managed in excess of 68,000 apartment, condominium, and townhome units on 51 properties in Washington, Oregon, California, and Texas.

   Winton  &  Associates   maintains   offices  in  Houston,   Texas  (corporate
headquarters) and Seattle, Washington and its sole stockholder is Don W. Winton.

               SUMMARY OF THE HERITAGE LP PARTNERSHIP AGREEMENT

   The following is a summary of some of the more significant provisions of the Partnership Agreement to be entered into among the Company, Heritage SGP, and the Approving Winton Partnerships. A form of the Partnership Agreement is included as Appendix B to this Proxy Statement and should be referred to for a complete statement of the rights and obligations of its partners.

DISTRIBUTIONS

   The portion, if any, of Heritage LP's cash funds and other property, after the payment of expenses and the making of all other expenditures that the Company determines, in its sole discretion, to be in excess of Heritage LP's working capital needs and such reserves as the Company deems appropriate for the fixed and contingent obligations of Heritage LP ("Available Cash Flow"), will be distributed quarterly. To the extent that Heritage LP has sufficient Available Cash Flow, the holder of an LP Unit will receive distributions that are intended to mirror the Company's dividends per share, which such holders would have received as shareholders of the Company had they exchanged their interest in a Winton Partnership for shares of the Company's Common Stock in the Exchange Offer. To the extent that Heritage LP's Available Cash Flow is insufficient to pay such amount, accounts for the holders of LP Units will be credited for the unpaid distribution and with interest on the unpaid distribution (the "Unpaid Balances"). Any Unpaid Balances will be given priority for future distributions of Available Cash Flow. In addition, until the tenth anniversary of the Partnership Agreement, proceeds from the Heritage LP's capital transactions ("Capital Transaction Proceeds"), if any, will also be applied to reduce any Unpaid Balances in the distribution accounts of the holders of LP Units. To the extent that Heritage LP's Available Cash Flow and Capital Transaction Proceeds exceed the Unpaid Balances and the current distributions to holders of LP Units, all additional amounts will be distributed to Heritage LP's general partners. In addition, following the tenth anniversary of the Partnership Agreement, all Capital Transaction Proceeds will be distributed to Heritage LP's general partners. Consequently, regardless of the amount of Heritage LP's Available Cash Flow and Capital Transaction Proceeds, the maximum amount of distributions payable to a holder of an LP Unit (excluding interest on unpaid distributions) will not exceed the dividends paid with respect to a share of the Company's Common Stock.

ALLOCATION OF PROFITS AND LOSSES

   Heritage LP will maintain a capital account for each of its partners. Heritage LP's items of income, gain, loss, and deduction will be allocated among its partners, subject to certain special allocations, in a similar manner for purposes of both book gain or loss and tax gain or loss. Net income will be allocated (i) first, to each limited partner to the extent that, on a cumulative basis, net losses previously allocated to the limited partners exceed net income previously allocated to limited partners, (ii) second, to each limited partner to the extent that such limited partner has been allocated on a cumulative basis, net income equal to the sum of the distributions paid to such limited partner and the unreturned balances in the accrual accounts and the unpaid distribution accounts maintained with respect to the LP Units held by such limited partner, and (iii) thereafter, to the Company and Heritage SGP, as general partners, on a pro rata basis. Notwithstanding (i) and (ii), the Company and Heritage SGP will be allocated on a combined basis not less than one percent of each item of Heritage LP's gain, loss, income, and deduction for each year.

   Net losses will be allocated to the partners in accordance with their respective percentage interests in Heritage LP, except that net losses will not be allocated to any limited partner to the extent that such allocation would cause such limited partner to have an adjusted capital account deficit at the end of such taxable year. All net losses in excess of such limitations will be allocated to the Company and Heritage SGP, as general partners, on a pro rata basis.

CONVERSION OF LP UNITS

   At any time following the first anniversary of the Partnership Agreement, the holders of LP Units may convert such LP Units into shares of the Company's Common Stock. Any holder of an LP Unit who exercises his conversion right on or prior to the tenth anniversary of the Partnership Agreement will be paid, at the time of such conversion, any outstanding Unpaid Balances in the distribution accounts attributable to such Units. However, after the tenth anniversary of the Partnership Agreement, Heritage LP will not be required to pay the holder of an LP Unit who converts such LP Unit into a share of the Company's Common Stock the Unpaid Balances in the holder's distribution accounts if the market value of a share of the Company's Common Stock received upon conversion is equal to at least 110% of the sum of the initial capital contribution and the Unpaid Balances with respect to such LP Unit. Moreover, the Company's obligation to keep its registration statement filed with respect to resales of shares of the Company's Common Stock received upon conversion will expire after ten years. Consequently, Winton Partners who elect not to participate in the Exchange Offer should be aware that the economic consequences of conversion of an LP Unit will change following the tenth anniversary of the Partnership Agreement.

MANAGEMENT

   The Company will have exclusive discretion in the management and control of the business and affairs of Heritage LP, except that the Company may delegate any of its powers to Heritage SGP. The Partnership Agreement will grant to the Company broad authority in the exercise of the management and control of Heritage LP. The general partners will have complete power to do all things necessary or incident to the management and conduct of the business of Heritage LP.

RIGHTS OF HOLDERS OF LP UNITS

   Holders of LP Units will not have the right to take part in the management or control of the business or affairs of Heritage LP, to transact any business for Heritage LP, or to sign for or bind Heritage LP. The limited partners of
Heritage LP, however, will have the right to receive tax reports and certain other financial information, the most recent annual, quarterly, and current reports and proxy statements as provided to the Company's stockholders and, upon request, copies of documents as filed by the Company with the Commission under the Securities Exchange Act of 1934. Holders of LP Units also will have the right to inspect certain records of Heritage LP. Upon the requisite vote of the holders of LP Units, such persons will have the right to amend the Partnership
Agreement,   subject  to  certain  limitations   specified  in  the  Partnership
Agreement, with the consent of the general partners. The exercise of the foregoing right will require the affirmative vote of the owners of record of more than 50 percent of the LP Units.

LIMITED LIABILITY

   The Company and Heritage SGP will receive an opinion of counsel that Heritage LP will be a validly existing limited partnership under the laws of the state of Delaware upon the proper execution and filing of record of a Certificate of Limited Partnership. No limited partner will be liable for Heritage LP's debts or other obligations, except to the extent that Heritage LP withholds from or pays on behalf of such limited partner any amount of federal, state, local, or foreign taxes that the Company or Heritage SGP determines that Heritage LP is required to withhold or pay with respect to any amount distributable or allocable to such limited partner pursuant to the Partnership Agreement. The Partnership Agreement requires the general partners to cause Heritage LP to operate in such manner as they deem appropriate to avoid unlimited liability for the limited partners.

TERMINATION AND WINDING UP

   Heritage LP will be dissolved upon the occurrence of any of the following events: (i) the end of its term on December 31, 2086, (ii) the election of the general partners, unless any original limited partner that holds an original LP Unit objects in writing within 30 days of the notice of such election, (iii) entry of a decree of judicial dissolution of Heritage LP, (iv) the sale or other disposition of all or substantially all of Heritage LP's assets and properties, (v) an event of withdrawal by a general partner as described in Section 17-402 of the Delaware Limited Partnership Act, unless all of the remaining partners agree in writing, within 90 days after such event of withdrawal, to continue the business of Heritage LP and elect one or more additional or successor general partners if necessary or desirable to do so, or
(vi) 120 days after the commencement of any proceeding against the last remaining general partner seeking relief under certain statutes, including, among other things, reorganization, liquidation, or dissolution unless all of the remaining partners agree in writing, within 90 days after the occurrence of such event, to continue the business of Heritage LP and to the appointment of a substitute general partner.

   In the event of Heritage LP's dissolution, (a) Heritage LP's affairs will be terminated and wound up, (b) an accounting will be made, (c) Heritage LP's liabilities (including any amounts owed to the partners) will be paid or adequately provided for, and (d) Heritage LP's remaining assets will be distributed to the partners as provided for in the Partnership Agreement.

BOOKS AND RECORDS

   The Partnership Agreement will require the general partners to make available to each limited partner, within 90 days following the close of Heritage LP's fiscal year on December 31, annual information necessary for tax purposes.

   The Partnership Agreement will require the general partners to maintain a list of the names and last known business addresses of all partners at Heritage LP's principal office and to make such list available for review by any limited partner or such partner's representative at reasonable times. The Partnership Agreement also will require the general partners to maintain at the Heritage LP's principal office certain financial statements, a copy of the Certificate of Limited Partnership for Heritage LP and executed copies of any powers of attorney used by Heritage LP to file such certificate, a copy of the Partnership Agreement, certain federal, state, and local income tax records, and a description, including the amount, of the contributions by each partner and the date on which each person became a partner, any of which documents may be inspected by partners at any reasonable time and upon adequate notice.

POWER OF ATTORNEY

   Each limited partner will irrevocably designate the Company and Heritage SGP as such limited partner's agent, with full power of substitution, to execute, acknowledge, and file of record the Partnership Agreement, certificates of limited partnership, and any and all other instruments that the general partners deem necessary or appropriate to qualify and continue Heritage LP as a limited partnership and also all conveyances and other instruments as the general partners deem necessary or appropriate to reflect the dissolution and termination of Heritage LP. In addition, the general partners will be designated as the agent of each limited partner to execute, acknowledge, and deliver all conveyance and other instruments that the general partners deem appropriate, in accordance with the Partnership Agreement, to effect the transfer of partnership interests, including assignments on the default of any limited partner, to admit, substitute, or delete partners, to sell, exchange, or dispose of assets or properties of Heritage LP, to borrow money and otherwise enter into financing transactions, and to execute all amendments and/or restatements of the Partnership Agreement. Such power will be deemed to be coupled with an interest and will survive the death of the limited partner.

                    PROPOSED AMENDMENT TO AND RESTATEMENT OF
                          THE ARTICLES OF INCORPORATION

   The Company's Board of Directors has unanimously approved and recommends stockholder approval of a proposal to amend and restate the Company's Articles of Incorporation to provide for certain restrictions and limitations on the Company's Common Stock that are intended to preserve the Company's status as a REIT for federal income tax purposes. The Amended and Restated Articles of Incorporation are attached hereto as Appendix J.

   The Articles of Incorporation provide that any acquisition of shares of capital stock of the Company that would result in the disqualification of the Company as a real estate investment trust shall be void ab initio to the fullest extent permitted under applicable law. In addition, the Articles of Incorporation provide that if a person or persons acting as a group own more than 9.8% of the outstanding shares of the capital stock of the Company, such shares shall be deemed "excess shares." The Board of Directors of the Company has the discretion to redeem all excess shares upon written notice of redemption to the holder.

   The amendment to and restatement of the Company's Articles of Incorporation provides that if any transfer of shares would result in (i) ownership by any person of 9.8% or more of the Company's outstanding shares; (ii) ownership of the Company's stock by fewer than 100 persons; (iii) ownership of 50% or more of the Company's stock by five or fewer persons; (iv) ownership by the Company of 10% or more of the ownership interests of any tenant of the Company; or (v) any transfer that would result in the disqualification of the Company as a real estate investment trust under the Code, then such transfer shall be void ab initio to the extent of the number of shares causing such a violation, and the purported transferee will acquire no rights or interest in such shares. Rather, such shares will be designated shares- in-trust and will be transferred to a share trust (the "Share Trust"). The trustee of the Share Trust will designate a beneficiary for whose benefit the shares will be held. Dividends, liquidation proceeds, and voting rights with respect to shares-in-trust will be received by or exercised by the trustee on behalf of the beneficiary. The trustee may transfer the shares-in-trust to a permitted transferee provided that compensation, determined according to the Articles of Incorporation, is paid to the stockholder or transferee who would have owned such shares absent the ownership restrictions.

   The Board of Directors believes that this proposed amendment to and restatement of the Company's Articles of Incorporation will enhance the Company's ability to preserve the Company's status as a real estate investment trust.

   No rights of appraisal or similar rights of dissenters exists with respect to this matter.

   The Board of Directors has unanimously approved the proposed amendment to and restatement of the Articles of Incorporation. The affirmative vote of two-thirds of the votes entitled to be cast by the stockholders is required for approval of the amendment to and restatement of the Articles of Incorporation. The Board of Directors recommends a vote "FOR" the proposed amendment to and restatement of the Articles of Incorporation.

                                OTHER MATTERS

   The Company knows of no other matters to be submitted to the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


Dated March 27, 1997

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                            PAGE
                                                                            ----
                           ASR INVESTMENTS CORPORATION

Independent Auditors' Report ............................................   F-2

Consolidated Balance Sheets as of December 31, 1995 and 1994 ............   F-3

Consolidated Statements of Operations for the years ended
 December 31, 1995, 1994 and 1993 .......................................   F-4

Consolidated Statements of Stockholders' Equity for the years ended
 December 31, 1995, 1994 and 1993 .......................................   F-5

Consolidated Statements of Cash Flows for the years ended
 December 31, 1995, 1994 and 1993 .......................................   F-6

Notes to Consolidated Financial Statements ..............................   F-7

Unaudited Consolidated Balance Sheet as of September 30, 1996 ...........   F-16

Unaudited Consolidated Statements of Operations for the nine months
 ended September 30, 1996 and September 30, 1995 ........................   F-17

Unaudited Consolidated Statements of Cash Flows for the nine months ended
 September 30, 1996 and September 30, 1995 ..............................   F-18

Unaudited Consolidated Statement of Stockholders' Equity for the nine
  months ended September 30, 1996 .......................................   F-19

Notes to Consolidated Financial Statements ..............................   F-20

                             ACQUISITION COMMUNITIES

Report of Independent Public Accountants ................................   F-22

Combined Historical Summary of Revenues and Certain Operating
 Expenses for the year ended December 31, 1995 ..........................   F-23

Unaudited Combined Historical Summary of Revenues and Certain Operating Expenses
 for the nine months ended September 30, 1996 ...........................   F-24

Notes to Combined Historical Summary of Revenues and
  Certain Operating Expenses .............................................  F-25

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of ASR Investments Corporation.

   We  have  audited  the  accompanying   consolidated  balance  sheets  of  ASR
Investments Corporation as of December 31, 1995 and 1994, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1995. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1995 and 1994, and the results of its operations and cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Tucson, Arizona
February 19, 1996

                           ASR INVESTMENTS CORPORATION

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1995 AND 1994

                                                          (DOLLARS IN THOUSANDS)
                                                         -----------------------
                                                            1995          1994
                                                            ----          ----
Assets
 Real estate investments (Notes 2 and 4)
 Apartments, net of depreciation .....................   $  71,338    $  66,506
 Investments in joint ventures .......................       3,043        1,364
 Land held for development ...........................      3,928
 Other real estate ...................................       1,201        5,186
                                                         ---------    ---------
   Total real estate investments .....................      79,510       73,056
 Mortgage assets (Notes 3 and 4) .....................      11,877       18,965
 Cash ................................................       2,421        4,129
 Other assets ........................................         361          595
                                                         ---------    ---------
      Total assets ...................................   $  94,169    $  96,745
                                                         =========    =========
Liabilities
 Real estate notes payable (Note 4)
   Secured ...........................................   $  49,633    $  45,825
   Unsecured .........................................                    4,868
 Notes payable secured by mortgage assets,
   net of funds held by trustee of $21,583 (Note 4) ..                    6,422
 Short-term borrowing (Note 4) .......................       4,495
 Other liabilities ...................................       2,646        2,530
                                                         ---------    ---------
      Total liabilities ..............................      56,774       59,645
                                                         ---------    ---------
Stockholders' Equity
 Common Stock -- 40,000,000 shares of par
   value $.01 per share authorized;
   3,303,226 and 3,248,729 shares issued
   and outstanding ...................................          33           32
 Additional paid-in capital ..........................     155,822      155,126
 Deficit .............................................    (115,497)    (115,747)
 Stock note receivable ...............................        (652)
 Treasury stock -- 148,731 shares ....................      (2,311)      (2,311)
                                                         ---------    ---------
      Total stockholders' equity .....................      37,395       37,100
                                                         ---------    ---------
   Total liabilities and stockholders' equity ........   $  94,169    $  96,745
                                                         =========    =========

               See Notes to Consolidated Financial Statements.

                           ASR INVESTMENTS CORPORATION

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                      1995                1994               1993
                                                                                      ----                ----               ----
Real Estate Operations
  Rental and other income .................................................          $ 14,034           $ 12,528
                                                                                     --------           --------
  Operating and maintenance expenses ......................................             5,259              4,255
  Real estate taxes and insurance .........................................             1,460              1,242
  Depreciation and amortization ...........................................             2,692              1,995
  Interest expense on real estate mortgages ...............................             4,387              3,941
                                                                                     --------           --------
      Total operating expenses ............................................            13,798             11,433
                                                                                     --------           --------
  Income from real estate .................................................               236              1,095
                                                                                     --------           --------
Mortgage Assets (Notes 1 and 3)
  Prospective yield income ................................................             3,884              6,433           $  7,264
  Income from redemptions and sales .......................................             5,302              4,263
  Interest expense ........................................................              (347)            (2,596)            (4,794)
  Provision for reserves ..................................................                                                 (20,286)
                                                                                     --------           --------           --------
  Income (loss) from mortgage assets ......................................             8,839              8,100            (17,816)
                                                                                     --------           --------           --------
Income (Loss) Before Administrative Expenses and
 Other Income .............................................................             9,075              9,195            (17,816)
 Administrative Expenses (Note 7) .........................................            (2,983)            (2,216)            (1,949)
 Other income, net ........................................................               462                723                286
                                                                                     --------           --------           --------
Income (Loss) before cumulative effect of accounting change ...............             6,554              7,702            (19,479)
Cumulative effect of accounting change (Note 1) ...........................                                                 (21,091)
                                                                                     --------           --------           --------
Net Income (Loss) .........................................................          $  6,554           $  7,702           ($40,570)
                                                                                     ========           ========           ========
Per Share Amounts
  Income (Loss) before cumulative effect of
    accounting change .....................................................          $   2.09           $   2.48           ($  6.27)
  Cumulative effect of accounting change ..................................                                                   (6.79)
                                                                                     --------           --------           --------
Net Income (Loss) Per Share of Common Stock and Common
 Stock Equivalents ........................................................          $   2.09           $   2.48           ($ 13.07)
                                                                                     ========           ========           ========
Average Shares of Common Stock and
 Common Stock Equivalents..................................................             3,141              3,100              3,104
                                                                                     ========           ========           ========
Dividends Declared Per Share ..............................................          $   2.00           $   0.50           $   1.15
                                                                                     ========           ========           ========

                 See Notes to Consolidated Financial Statements.

                           ASR INVESTMENTS CORPORATION

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                 (IN THOUSANDS)

                                                                                                             COMMON
                                                                   ADDITIONAL                                STOCK IN
                                          NUMBER OF      PAR        PAID-IN                      NOTES       TREASURY
                                           SHARES       VALUE       CAPITAL      DEFICIT       RECEIVABLE     AT COST       TOTAL
                                           ------       -----       -------      -------       ----------     -------       -----
Balance, January 1, 1993 ...........        3,249     $      32     $ 155,126    $ (77,764)                  $  (2,110)    $  75,284
Stock (repurchase) .................                                                                              (201)        (201)
Net (loss) .........................                                               (40,570)                                 (40,570)
Dividends declared .................                                                (3,565)                                  (3,565)
                                        ---------     ---------     ---------    ---------     ---------     ---------     --------
Balance, December 31, 1993 .........        3,249            32       155,126     (121,899)                     (2,311)      30,948
Net Income .........................                                                 7,702                                    7,702
Dividends declared .................                                                (1,550)                                  (1,550)
                                        ---------     ---------     ---------    ---------     ---------     ---------     --------
Balance, December 31, 1994 .........        3,249            32       155,126     (115,747)                     (2,311)      37,100
Stock issuance (Note 5) ............           54             1           696                  $    (652)                        45
Net income .........................                                                 6,554                                    6,554
Dividends declared .................                                                (6,304)                                  (6,304)
                                        ---------     ---------     ---------    ---------     ---------     ---------     --------
Balance, December 31, 1995 .........        3,303     $      33     $ 155,822    $(115,497)    $    (652)    $  (2,311)    $ 37,395
                                        =========     =========     =========    =========     =========     =========     ========

All of the above amounts have been adjusted to reflect the one for five reverse stock split effected in July 1995.
                 See Notes to Consolidated Financial Statements.

                           ASR INVESTMENTS CORPORATION

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                 (IN THOUSANDS)

                                                                                   1995                  1994                1993
                                                                                   ----                  ----                ----
OPERATING ACTIVITIES
Net income (loss) ...................................................            $  6,554             $  7,702            $(40,570)
Principal noncash charges (credits)
  Depreciation and amortization .....................................               3,028                2,083
  Income from redemption of mortgage assets .........................              (2,420)
  Provision for reserves ............................................                                                        20,286
  Cumulative effect of accounting changes ...........................                                                        21,091
  Increase in accrual ...............................................                 705                  324                1,961
                                                                                 --------             --------             --------
Cash Provided By Operations .........................................               7,867               10,109                2,768
                                                                                 --------             --------             --------
INVESTING ACTIVITIES
Investment in apartments ............................................              (7,644)             (67,247)
Investment in joint ventures ........................................              (1,895)              (1,364)
Purchase of land for development ....................................              (3,928)
Other real estate assets ............................................               3,985               (1,331)              (3,855)
Purchases of mortgage assets ........................................                                                        (4,447)
Reduction in mortgage assets ........................................               7,088               18,916               35,520
Decrease in other assets ............................................                 234                1,330                  912
                                                                                 --------             --------             --------
Cash (Used in) Provided By Investing Activities .....................              (2,160)             (49,696)              28,130
                                                                                 --------             --------             --------
FINANCING ACTIVITIES
Issuance of real estate notes payable ...............................               6,895               52,178
Payment of loan costs ...............................................                                   (1,342)
Repayment of notes payable
  Real estate notes .................................................              (7,955)              (1,485)
  Notes secured by mortgage assets ..................................              (4,002)             (15,640)             (21,124)
Short-term borrowing ................................................               4,495
Stock repurchases ...................................................                                                          (201)
Exercise of stock options ...........................................                  45
Payment of dividends ................................................              (6,304)              (1,550)              (3,565)
(Decrease) Increase in other liabilities ............................                (589)               1,148                 (730)
                                                                                 --------             --------             --------
Cash (Used in) Provided By Financing Activities .....................              (7,415)              33,309              (25,620)
                                                                                 --------             --------             --------
Cash
  (Decrease) Increase during the period .............................              (1,708)              (6,278)               5,278
  Balance -- beginning of period ....................................               4,129               10,407                5,129
                                                                                 --------             --------             --------
  Balance -- end of period ..........................................            $  2,421             $  4,129             $ 10,407
                                                                                 ========             ========             ========
Supplemental Disclosure of Cash Flow Information
Interest Paid .......................................................            $  5,033             $  7,367             $  5,121
                                                                                 ========             ========             ========

                 See Notes to Consolidated Financial Statements.

                           ASR INVESTMENTS CORPORATION

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS For the Years
                     Ended December 31, 1995, 1994 and 1993

                             (Dollars in thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Business -- ASR  Investments  Corporation  (the  "Company")  is a real estate investment trust engaged in the acquisition and operation of apartment communities in the southwestern United States. At December 31, 1995, the Company owned 24 apartment communities (including six owned through joint ventures) located in Arizona, Texas and New Mexico. In addition, the Company continues to hold mortgage assets and use the cash flows for apartment acquisitions, operations, payment of dividends and other corporate purposes.

   Principles of Consolidation -- The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. Investments in joint ventures are accounted on the equity method as the Company does not own a controlling interest. All significant intercompany balances and transactions have been eliminated in the consolidated financial statements.

   Common Stock -- On July 7, 1995, the Company effected a reverse stock split under which one new share of common stock was issued in exchange for five shares of outstanding stock. Accordingly, the consolidated financial statements reflect the reverse stock split and the number of common stock issued and the per share amounts have been adjusted for the reverse stock split for all years.

   Real Estate -- Real estate is recorded at cost. Depreciation is computed on a declining balance basis over the estimated useful lives of the assets, which are 27 1/2 years for buildings and improvements and 7 years for furniture, fixture and equipment. Expenditures for ordinary maintenance and repairs are charged to operations as incurred, and significant renovations and improvements that improve or extend the useful life of the asset are capitalized. Rental income is recorded on a straight-line basis when due from tenants.

   Deferred Loan Costs -- Deferred loan costs are amortized using the interest method over the terms of the related debt.

   Mortgage Assets -- The Company owns mortgage assets which entitle it to receive the excess of the cash flows on pools of mortgage instruments over the required payments on a series of structured financings which they secure. The Company also has the right to cause the early redemption of the structured financings under specified limited conditions; in such event, the mortgage instruments are sold and the net proceeds after the redemption of the structured financings are remitted to the Company. Redemption transactions occur from time to time as specified conditions are met rather than on a monthly or quarterly basis; therefore, the amount of net proceeds and the income from the redemption transactions fluctuates significantly between periods.

   Presentation and Income Recognition -- Mortgage assets are stated at their net investment amounts. Income is recognized using the prospective yield method prescribed by EITF 89-4. Under this method, an effective yield is calculated at the beginning of an accounting period using the then net carrying value of the asset and the estimated future net cash flow assuming no early redemption. The estimated future net cash flow is calculated using variable interest rates and current projected mortgage prepayment rates for the underlying mortgages. The calculated yield is used to accrue income for the accounting period. Actual cash flow received is first applied to the accrued income and any remaining amount is used to reduce the carrying value of the asset. Income from early redemption is recognized when the transaction occurs.

   Write-down or reserves for impairment -- Prior to December 1993, the Company followed the practice of writing down the carrying value of a mortgage asset (including an allocated portion of the deferred hedging cost) to its estimated future cash flows. In December 1993, the Company adopted SFAS No. 115 which requires that the carrying value of a mortgage asset be written down to its estimated fair

                           ASR INVESTMENTS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
        For the Years Ended December 31, 1995, 1994 and 1993--(Continued)

                             (Dollars in thousands)

value when its estimated yield is less than a "risk-free yield." As a result, the Company wrote down substantially all its mortgage assets in 1993 to their estimated fair value and recorded a charge of $21,091,000 which was reported as a cumulative effect of accounting change.

   SFAS No. 121, Accounting for the Impairment of Long-Lived Assets -- The Company has adopted SFAS No. 121, which requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. If the sum of the expected future cash flows (undiscounted and without interest charges) from an asset to be held and used is less than the carrying amount of the asset, an impairment loss must be recognized for the difference between the carrying amount and fair value. SFAS No. 121 had no impact on the Company's financial statements.

   Income Taxes -- The Company has elected to be taxed as a real estate investment trust REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company must distribute to its stockholders at least 95% of the higher of (i) its annual taxable income after the use of net operating loss carryforward or (ii) its annual excess inclusion income. Accordingly, no provision has been made for income taxes in the accompanying consolidated financial statements.

   Earnings Per Share -- Earnings per share are computed using the weighted average number of shares of common stock and common stock equivalents (if dilutive) outstanding during the year.

   New Accounting Standards -- In October 1995, the Financial Accounting Standards Board issued SFAS No. 123, "Accounting for Stock-Based Compensation." This Statement encourages, but does not require, companies to adopt a new accounting method for stock-based compensation awards. Beginning with 1996 financial statements, companies that do not adopt the new accounting method will be required to provide the disclosures required by the Statement for any awards made in 1995 and after. The Company, which currently follows APB Opinion No. 25, does not plan to adopt the new accounting method, and will provide the required disclosures in the 1996 financial statements.

   Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect some of the amounts reported in the consolidated financial statements. Actual results could differ from those estimates.

   Reclassifications -- Certain reclassifications have been made to conform the prior years with the current year presentation.

2. REAL ESTATE INVESTMENTS

  Wholly Owned Apartments

   In January 1994, the Company acquired its initial portfolio of seventeen apartment communities (2,461 units) located in Tucson, Arizona, Houston, Texas, and Albuquerque, New Mexico. In February 1995, the Company acquired a 222-unit apartment community in Mesa, Arizona. At December 31, 1995 and 1994, investment in apartments consisted of the following (in thousands):

                                                       1995          1994
                                                     --------     --------
     Land .......................................    $ 15,514     $ 13,681
     Building and Improvements ..................      57,214       50,583
     Accumulated Depreciation ...................      (4,687)      (1,995)
     Restricted Cash and Deferred Loan fees .....       3,297        4,237
                                                     --------     --------
     Apartments, net ............................    $ 71,338     $ 66,506
                                                     ========     ========

                           ASR INVESTMENTS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
        For the Years Ended December 31, 1995, 1994 and 1993--(Continued)

                             (Dollars in thousands)


  Investments in Joint Ventures

   The Company has acquired six apartment communities (1,441 units) in Phoenix and Tucson, Arizona through joint ventures with a pension plan affiliate of Citicorp. The Company is a 15% equity partner and the managing partner or managing member of the joint ventures. The Company is entitled to receive between 15% and 51% of the total profits and cash flows depending on the financial performance of the joint ventures. The condensed combined financial statements for the joint ventures are as follows (in thousands):

  Condensed Combined Balance Sheets

                                                            DECEMBER 31,
                                                        -------------------
                                                         1995        1994
                                                        -------     -------
     Real estate, at cost net of depreciation .....     $54,489     $23,778
     Cash and other assets ........................       2,133       1,424
                                                        -------     -------
       Total Assets ...............................     $56,622     $25,202
                                                        =======     =======
     Notes payable ................................     $35,754     $15,644
     Other liabilities ............................         575         424
                                                        -------     -------
       Total Liabilities ..........................      36,329      16,068
                                                        -------     -------
     Equity
       The Company .................................      3,043       1,364
       Joint venture partner .......................     17,250       7,770
                                                        -------     -------
       Total Equity ................................     20,293       9,134
                                                        -------     -------
       Total Liabilities and Equity ................    $56,622     $25,202
                                                        =======     =======

  Condensed Combined Statement of Operations

                                                    YEARS ENDED DECEMBER 31,
                                                    -----------------------
                                                     1995            1994
                                                   -------         -------
     Revenues .............................        $ 7,014         $ 1,263
     Operating expenses ...................         (3,110)           (551)
     Depreciation .........................         (1,437)           (283)
     Interest expense .....................         (2,338)           (373)
                                                   -------         -------
     Net Income ...........................        $   129         $    56
                                                   -------         -------
     Allocation of Net Income
       The Company ........................        $    19         $     9
     Joint Venture Partner ................        $   110         $    47

   In December 1994, the Company entered into a joint venture to develop and construct the Finisterra Apartments community in Tempe, Arizona. In April 1995, the Company acquired the land from the joint venture for $2,670,000 and terminated the joint venture. As of December 31, 1995, the investment in the Finisterra Apartments land was $2,732,000. The Company expects to begin construction in March 1996.

   Operating income from apartments is affected primarily by rental rates, occupancy rates and operating expenses. Rental rates and occupancy rates are affected by the strength of the local economy, the local housing market and the supply of and demand for apartment communities.

3. MORTGAGE ASSETS

   Income For 1995 and 1994, the average carrying value of the mortgage assets was $14,827,000 and $26,691,000, respectively, and the average prospective yield was 28% and 24%, respectively. At December

                           ASR INVESTMENTS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
       For the Years Ended December 31, 1995, 1994 and 1993--(Continued)

                             (Dollars in thousands)


31, 1995, the prospective yield was 29%. As discussed in Note 1, in 1993, a majority of the mortgage assets were not accounted for under the prospective yield method and the Company recorded substantial amount of reserves for write down.

   During 1995, the Company exercised its redemption rights on five mortgage assets for net proceeds of $6,438,000 and income of $2,882,000. Using proceeds from one of the redemptions, the Company prepaid its Secured Notes (see Note 4) and recorded income of $2,420,000 for the excess accrual of the yield maintenance payment on the Notes. The income has been included in income from
redemptions  of  mortgage  assets.   During  1994,  the  Company  exercised  its
redemption rights on four mortgage assets for net proceeds of $11,227,000 and income of $4,263,000.

   The cash flows and prospective yield income are affected primarily by mortgage prepayment rates and short-term interest rates. Higher mortgage prepayment rates or higher short-term rates reduce the income and total cash flows over the life of the mortgage assets. Income from mortgage asset redemptions is affected by the timing of meeting the specified conditions for redemptions and the value of the underlying mortgage instruments. As a result, mortgage asset redemptions do not occur on a regular basis and the income can fluctuate significantly between periods. In addition, redemption of mortgage assets reduces the prospective yield income in future periods.

  Hedging transactions

   In 1992, the Company purchased "Cap Agreements" to protect against the negative effect on mortgage asset cash flows of increases in interest rates in 1994. The "Cap Agreements," purchased for $2,459,000, called for payments to the Company equal to the excess of one-month LIBOR over 5.5% on specified dates during 1994 (generally monthly) times $240,000,000. The effect of the Cap Agreements was to provide that the interest paid on structured financing during 1994 did not exceed 5.5%. Also in 1992, the Company executed short sales of Eurodollar Futures Contracts on the International Monetary Market exchange. The effect of the Futures Contracts was to "fix" the interest rate on $190,000,000 of the structured financings at approximately 6.75% for 1995. In 1993, the Company recorded losses of $4,168,000 on the Future Contracts. In 1994, the Company closed out its Futures Contract position and realized a gain of $1,152,000 which was recorded as set forth below.

   Both the Cap Agreements and Futures Contracts transactions were entered into as hedges against the interest rate impact on mortgage asset cash flows in 1994 and 1995. The cost of the Cap Agreements ($2,459,000) and the losses incurred on the Futures Contracts during 1993 ($4,168,000) were accounted for as additional costs of the mortgage assets and were written off in connection with the adoption of SFAS No. 115 in December 1993. Such amounts are included in the "cumulative effect of accounting change" in the accompanying consolidated statements of operations. The 1994 gain on the Futures Contracts ($1,152,000) was recorded as a reduction in the carrying value of the mortgage assets.

   Because of (1) the decline in importance of mortgage assets as a result of the Company's emphasis on investments in apartments and (2) the decline in the amount of variable rate structured financing underlying the mortgage assets, the Company no longer plans to invest in similar hedging transactions and had no such investments at December 31, 1995 and 1994.

4. NOTES PAYABLE

  Real Estate Notes Payable

   The apartment communities acquired in January 1994 were financed by first mortgage loans totaling $45,700,000 and seller carryback notes of $6,500,000. The first mortgage loans are nonrecourse and non-cross collateralized. They generally have a ten year term and bear fixed interest rates ranging from

                           ASR INVESTMENTS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
       For the Years Ended December 31, 1995, 1994 and 1993--(Continued)

                             (Dollars in thousands)

8.5% to 10.1%, with a weighted average fixed rate of 8.6% at December 31, 1995 and 1994. The wholly owned 222-unit community in Mesa, Arizona, which was purchased in February 1995, was financed by a $3,770,000 first mortgage loan bearing interest at 225 basis points over three-month LIBOR. Amortization of deferred loan fees was $120,000 and $88,000 for 1995 and 1994

   The seller carryback notes were unsecured, bore a fixed interest rate of 7.5% and were to be amortized over a three-year period ending February 1, 1997 with monthly principal and interest payments of $202,000. As provided for by the note agreements, the Company repaid the notes in 1995 at a discount of $311,000 which was recorded as a credit to income.

   The scheduled maturities of the real estate notes payable are as follows (in thousands):

     1996 .............................................             $   773
     1997 .............................................               2,317
     1998 .............................................                 440
     1999 .............................................               4,227
     2000 .............................................                 552
     2001-2004.........................................              41,324
                                                                    -------
       Total ..........................................             $49,633
                                                                    =======

  Mortgage assets notes payable

   In 1992, the Company issued $80,000,000 of Secured Notes ("Notes") at an interest rate of 9.02% per year. The Notes were collateralized by a majority of the Company's mortgage assets and funds held by the trustee (restricted cash). The Company was required to use the net proceeds from the redemptions of the mortgage interest to prepay the Notes at a premium. During 1994, the Company made prepayments of $10,355,000.

   In February 1995, the Company used the proceeds from a mortgage asset redemption of $2,800,000, $393,000 of its cash and the funds held by the trustee to prepay the entire balance of the Notes. Accordingly, the funds held by the trustee ($21,583,000 at December 31, 1994) were presented as a reduction of the Notes balance in the consolidated balance sheets. Amortization of deferred loan cost was $549,000 for 1993.

  Short-term Borrowing

   At December 31, 1995, the Company had borrowings under reverse repurchase agreements of $2,170,000 secured by five mortgage assets with a total carrying value of $2,645,000. The Company also had short-term borrowings of $2,325,000 secured by two mortgage assets with a total carrying value of $4,994,000. The interest rate averaged 6.55% during 1995 and 6.69% at December 31, 1995.

5. STOCK OPTIONS

   The Company has two stock option plans which are administered by the Board of Directors. The purpose of the plans is to provide a means of performance-based compensation to attract and retain directors and key personnel.

   Under the plans, options to acquire a maximum of 140,000 shares of the Company's common stock may be granted at an exercise price not less than the fair market value of the stock. The options expire ten years after the date of grant. Upon exercise of the options, the Company can elect to distribute cash in lieu of shares.

                           ASR INVESTMENTS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
       For the Years Ended December 31, 1995, 1994 and 1993--(Continued)

                             (Dollars in thousands)


   In addition, in connection with the renewal of the management agreement for 1994, the Company and the Manager agreed to eliminate the incentive management fee provision and the Company granted to the partners of the Manager non-qualified options to purchase 309,800 shares of common stock and 90,200 shares of stock appreciation rights ("SARs") with an exercise price of $8.60 per share. The exercise price was 10% above the closing market price of the common stock on the grant date. The holders will also receive payments equal to the product of the per share dividend amount times the number of options and SARs outstanding. The options and SARs will expire in December 1998. As of December 31, 1995, all of the options and SARs are exercisable and none of them have been exercised. Upon exercise of the options, the Company can elect to distribute cash in lieu of shares.

   In 1995, certain holders exercised options to purchase 50,496 shares by giving full recourse notes totaling $653,000 to the Company. The notes are secured by the shares of common stock issued and bear interest at the prime rate plus 1%. The notes are due on December 31, 1996 and can be repaid by giving the Company shares of common stock owned by the optionholders based on the then market price of the common stock.

   Information on all stock options granted is summarized below:

                                                 NUMBER        OPTION
                                                   OF           PRICE
                                                 SHARES       PER SHARE
                                                 ------       ---------
    Outstanding at December 31, 1993 ......     403,141     $ 8.13-$20.90
    Options and DERs canceled .............      (4,901)    $11.19-$20.00
    Options granted .......................      14,000        $11.25
                                                -------
    Outstanding at December 31, 1994 ......     412,240     $ 8.13-$20.90
    Options exercised .....................     (54,496)    $11.25-13.13
                                                -------
    Outstanding at December 31, 1995 ......     357,744     $ 8.13-$20.90
                                                =======

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

   The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of SFAS No.107, "Disclosures about Fair Values of Financial Instruments." Although management uses its best judgement in estimating the fair value of these instruments, there are inherent limitations in any estimation technique and the estimates are thus not necessarily indicative of the amounts which the Company could realize in a current transaction.

  Basis of Estimates

   Mortgage Assets. The fair value of mortgage assets is generally dependent on interest rate and other economic factors, including (1) the characteristics of the asset, (2) estimates of future cash flows and (3) the discount rate used to calculate the present value of the cash flows. The market for the Company's mortgage assets is very illiquid and traded prices are determined on a privately negotiated basis. Thus, except for one mortgage asset which the Company has agreed to redeem in the second quarter of 1996 for total income of $4.9 million, the Company uses the carrying values as the estimated values.

   Management believes, however, that it is meaningful to provide the following present value of the estimated cash flows using the interest rates and mortgage prepayment rates as of December 31, 1995. The estimates without redemptions assume that the mortgage assets are held until the stated maturity (with the exception of one mortgage asset which the Company has agreed to redeem in April 1996 for estimated

                           ASR INVESTMENTS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
       For the Years Ended December 31, 1995, 1994 and 1993--(Continued)

                             (Dollars in thousands)


net proceeds of $6,000,000). The estimates with redemptions assume that the Company would exercise the redemption rights at the earliest dates and sell the mortgage instruments at the estimated market prices as of December 31, 1995. (Dollars in thousands.)

   DISCOUNT                                        WITH             WITHOUT
    RATE                                       REDEMPTIONS        REDEMPTIONS
    ----                                       -----------        ------------
     10% ............................            $41,442            $22,967
     20% ............................            $34,032            $18,484
     30% ............................            $28,595            $15,890
     40% ............................            $24,505            $14,048
     50% ............................            $21,354            $12,635

   Real Estate Notes Payable. The Company has used the carrying value of real estate notes payable as their fair value. At December 31, 1995, the interest rates on the Company's notes payable approximated the market rates for debt instruments with similar terms and maturities. Short-term borrowing.

   The Company has used the carrying value of short-term borrowing as its fair value as the interest rates are adjusted monthly and the maturity terms are less than one year. Estimated Fair Values (in thousands):

                                                     CARRYING       ESTIMATED
                                                      AMOUNT       FAIR VALUE
                                                      ------       ----------
     Mortgage assets ........................        $11,877        $16,777
     Real estate notes payable ..............         49,633         49,633
     Short-term borrowing ...................          4,495          4,495

7. RELATED PARTY TRANSACTIONS

   Subject to the supervision of the Company's Board of Directors, Pima Mortgage Limited Partnership (the "Manager") manages the day-to-day operations of the Company pursuant to a management agreement which has a current term through December 31, 1996. Pursuant to the agreement, the Manager receives a base management fee of 3/8 of 1% per annum of the Company's average invested assets before deduction for reserves and depreciation. The management fees for 1995, 1994 and 1993 were $374,000, $544,000, and $625,000, respectively.

   Under the agreement, the Manager must reimburse the Company for any management fees received for the year to the extent that the operating expenses (as defined) for the year exceed the greater of 2% of the Company's average invested assets or 25% of its net income (as defined), unless the unaffiliated directors determine that a higher level of expenses is justified for such year. There were no such excess operating expenses in 1995, 1994 or 1993. Additionally, if the agreement is terminated without cause (as defined) or not renewed on terms as favorable to the Manager, the Manager will be entitled to receive the management fees relating to the invested assets purchased prior to the termination date, for a three-year period as if the agreement had remained in effect. Under the agreement, the Manager also performs certain analyses and other services in connection with the administration of structured financing related to the Company's mortgage assets. For such services, the Company paid the Manager $216,000 for 1995, $247,500 for 1994, and $260,000 for 1993.

   As discussed in Note 5, the Company and the Manager agreed to eliminate the incentive fee provision in the management agreement beginning with 1994. The Company granted to the owners of the Manager options and stock appreciation rights ("SARs") that provide for dividend equivalent payments

                           ASR INVESTMENTS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
       For the Years Ended December 31, 1995, 1994 and 1993--(Continued)

                             (Dollars in thousands)


based on the per share amounts of dividends paid on the common stock. In 1995 and 1994, the dividend equivalent payments were $800,000 and $200,000 which are included in operating expenses. As a result of the increase in the common stock price, the Company recorded an accrual for the SARs of $705,000 in 1995 and $324,000 in 1994, which amounts are included in operating expenses.

   The Company has entered into a property management agreement with Pima Realty Advisors, Inc. the "Property Manager"), an affiliate of the Manager, for each of its apartment properties. Under the property management agreements, the Property Manager provides the customary property management services at its cost without profit or distributions to its owners, subject to the limitation of the prevailing management fee rates for similar properties in the market. The costs are allocated to the Company monthly based on the ratio of the number of units owned by the Company relative to the total apartment units managed by the Property Manager. The costs allocated to the Company for 1995 and 1994 were $417,000 and $184,000 respectively (net of an allocated credit of $246,000 applicable only in 1994), which were equal to approximately 3% and 1.4% of the real estate operating income.

8. TAXABLE INCOME (LOSS)

   As of December 31, 1995, the Company had an estimated net operating loss ("NOL") carryforward of $75,000,000 which can be used to offset taxable income other than excess inclusion income through 2009 (1999 for state taxes). Substantially all of the dividends for 1994 and 1993 constitute ordinary income. Approximately 14.5% of the 1995 dividend is ordinary income and 85.5% is a return of capital for income tax purposes. During 1995, 1994, and 1993, the Company had excess inclusion income from the residual interest in certain real estate mortgage investment conduits ("REMICs") which cannot be used to offset operating losses (including NOL carryforward) and deductions from other sources. Under the current tax law for REITs, excess inclusion income is required to be distributed as dividends. The estimated taxable income of $900,000 for 1995 represents excess inclusion income.

   Net income reported in the accompanying consolidated financial statements is different than the taxable income due to the reporting of some income and expense items in different periods for income tax purposes. The difference consists primarily of (1) reserves taken on mortgage assets in prior years which were not allowed for income taxes, (2) differences in income recognition methods on mortgage assets and (3) excess inclusion income for tax purposes. These timing differences will reverse in future years.

   Taxable income for 1995 is subject to change when the Company prepares and files its income tax returns. The taxable income amounts also are subject to adjustments, if any, resulting from audits of the Company's tax returns by the Internal Revenue Service.

                           ASR INVESTMENTS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
       For the Years Ended December 31, 1995, 1994 and 1993--(Continued)

                             (Dollars in thousands)


9. QUARTERLY FINANCIAL DATA (UNAUDITED)
   (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                              NET INCOME
                                       ------------------------  DIVIDEND
                            TOTAL                                  PER
                           INCOME       AMOUNT      PER SHARE     SHARE
                           ------       ------      ---------     -----
     1995
     First .........     $  7,983      $  3,359      $ 1.10      $ 0.50
     Second ........        6,410         2,015        0.65        0.50
     Third .........        4,798           570        0.18        0.50
     Fourth ........        5,008           610        0.19        0.50

     1994
     First .........     $  5,263      $  1,218      $ 0.56      $   --
     Second ........        7,369         2,698        0.85          --
     Third .........        6,228         2,074        0.65          --
     Fourth ........        5,087         1,712        0.55         0.50

     1993
     First .........     $ (9,069)     $(11,174)     $(3.60)     $   --
     Second ........       (1,126)       (2,877)      (0.95)         --
     Third .........          530        (1,320)      (0.45)        0.25
     Fourth ........       (2,288)      (25,199)      (8.10)        0.90

                           ASR INVESTMENTS CORPORATION
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                         1996
                                                                         ----
                                                                       UNAUDITED
Assets
  Real estate investments
    Apartments, net of depreciation .............................     $  70,857
    Investments in joint ventures ...............................         2,853
    Construction in progress ....................................         9,968
    Land held for development ...................................         1,047
    Other real estate ...........................................           932
                                                                      ---------
      Total real estate investments .............................        85,657
  Mortgage assets ...............................................         5,527
  Cash ..........................................................         5,917
  Other assets ..................................................           543
                                                                      ---------
      Total assets ..............................................     $  97,644
                                                                      =========

Liabilities
  Real estate notes payable .....................................     $  49,564
  Short-term borrowing ..........................................         1,954
  Other liabilities .............................................         5,595
                                                                      ---------
      Total liabilities .........................................        57,113
                                                                      =========

Stockholders' Equity
  Common Stock -- 40,000,000 shares of par value $.01 per
    share authorized; 3,303,226 and 3,248,729 shares issued
    and outstanding .............................................            33
  Additional paid-in capital ....................................       155,964
  Deficit .......................................................      (112,473)
  Stock note receivable .........................................          (682)
  Treasury stock -- 148,733 shares ..............................        (2,311)
                                                                      ---------
      Total stockholders' equity ................................        40,531
                                                                      ---------
  Total liabilities and stockholders' equity ....................     $  97,644
                                                                      =========
               See Notes to Consolidated Financial Statements.

                           ASR INVESTMENTS CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                 NINE MONTHS
                                                         -----------------------
                                                          1996           1995
                                                          ----           ----
Real Estate Operations
  Rental and other income ..........................     $ 10,941      $ 10,493
                                                         --------      --------
  Operating and maintenance expenses ...............        4,007         3,827
  Real estate taxes and insurance ..................        1,069         1,116
  Depreciation and amortization ....................        2,074         1,959
  Interest expense on real estate mortgages ........        3,269         3,373
                                                         --------      --------
    Total operating expenses .......................       10,419        10,275
                                                         --------      --------
  Income (loss) from real estate ...................          522           218
                                                         --------      --------
Mortgage Assets
  Prospective yield income .........................        2,174         3,063
  Income from redemptions and sales ................        7,725         4,927
  Interest expense .................................         (152)         (170)
                                                         --------      --------
  Income from mortgage assets ......................        9,747         7,820
                                                         --------      --------
  Income Before Administrative Expenses and ........       10,269         8,038
    Other Income
     Administrative Expenses .......................       (2,759)       (2,802)
     Interest and other income .....................          248           708
                                                         --------      --------
Net Income .........................................     $  7,758      $  5,944
                                                         ========      ========
Net Income Per Share of Common Stock and
 Common Stock Equivalents ..........................     $   2.46      $   1.90
                                                         ========      ========
Common Stock Equivalents ...........................        3,155         3,137
                                                         ========      ========
Dividends Declared Per Share .......................     $   1.50      $   1.50
                                                         ========      ========

               See Notes to Consolidated Financial Statements.

                           ASR INVESTMENTS CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                            1996         1995
                                                            ----         ----
OPERATING ACTIVITIES
Net income .........................................     $  7,758      $  5,944
Principal noncash charges (credits)
  Depreciation and amortization ....................        2,415         2,048
  Reversal of yield maintenance accrual ............                     (2,420)
  Increase in accrual ..............................          507           705
                                                         --------      --------
Cash Provided By Operations ........................       10,680         6,277
                                                         --------      --------

INVESTING ACTIVITIES
Investment in apartments ...........................       (1,716)       (7,858)
Investment in joint ventures .......................          (28)       (1,751)
Construction expenditures ..........................       (7,027)
Purchase of land for development ...................          (60)       (3,879)
Sale of other real estate ..........................                      1,252
Other real estate assets ...........................          269         2,343
Reduction in mortgage assets .......................        6,350         6,161
(Increase) decrease in other assets ................         (182)          140
                                                         --------      --------
Cash Used In Investing Activities ..................       (2,394)       (3,592)
                                                         --------      --------

FINANCING ACTIVITIES
Issuance of real estate notes payable ..............                      6,895
Proceeds from construction loan ....................          247
Repayment of notes payable
  Real estate notes ................................         (316)       (7,824)
  Notes secured by mortgage assets .................                     (4,002)
Short-term borrowing ...............................       (2,541)        4,495
Construction cost payable ..........................        1,384
Increase in other liabilities ......................        1,147           594
Exercise of stock options ..........................           23            45
Payment of dividends ...............................       (4,734)       (4,727)
                                                         --------      --------
Cash Used In Financing Activities ..................       (4,790)       (4,524)
                                                         --------      --------
Cash
  Increase (decrease) during the period ............        3,496        (1,839)
  Balance -- beginning of period ...................        2,421         4,129
                                                         --------      --------
  Balance -- end of period .........................     $  5,917      $  2,290
                                                         ========      ========
Supplemental Disclosure of Cash Flow
 Information Interest Paid .........................     $  3,424      $  4,105
                                                         ========      ========

                See Notes to Consolidated Financial Statements

                         ASR INVESTMENTS CORPORATION
                CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                (IN THOUSANDS)
                                 (UNAUDITED)

                                                                                                          COMMON
                                                                  ADDITIONAL                             STOCK IN
                                        NUMBER OF      PAR         PAID-IN                     NOTES     TREASURY
                                         SHARES       VALUE        CAPITAL        DEFICIT   RECEIVABLE    AT COST     TOTAL
                                         ------       -----        -------        -------   ----------    -------     -----
Balance, December 31, 1995 ........        3,303     $      33     $ 155,822     ($115,497)    ($ 652)    ($2,311)    $37,395
Net income ........................                                                  7,758                              7,758
Dividends declared ................                                                 (4,734)                            (4,734)
Stock issuance ....................            5                          53                     (30)                      23
Other .............................                                       89                                               89
                                       ---------     ---------     ---------     ---------     ------     -------     -------
Balance, September 30, 1996 .......        3,308     $      33     $ 155,964     ($112,473)    ($ 682)    ($2,311)    $40,531
                                       =========     =========     =========     =========     ======     =======     =======

               See Notes to Consolidated Financial Statements.

                         ASR INVESTMENTS CORPORATION

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995
                            (DOLLARS IN THOUSANDS)

1. BASIS OF PRESENTATION

   The accompanying interim consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries (collectively the "Company"). Investments in joint ventures in which the Company does not own a controlling interest are accounted for under the equity method. All significant inter-company balances and transactions have been eliminated. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. They do not include all of the information and disclosures generally required for annual financial statements. These interim operating results are not necessarily indicative of the results that may be expected for the entire year. These interim consolidated financial statements should be read in conjunction with the December 31, 1995 audited consolidated financial statements and notes thereto.

2. REAL ESTATE INVESTMENTS

   As of September 30, 1996, the Company owned directly eighteen apartment communities (2,683 units) located in Arizona, Texas, and New Mexico which consisted of the following (in thousands):

     Land ................................................        $ 15,514
     Building and improvements ...........................          58,067
     Accumulated depreciation ............................          (6,759)
     Restricted cash and deferred loan fees ..............           4,035
                                                                  --------
     Apartments, net .....................................        $ 70,857
                                                                  ========

   In March 1996, the Company began construction of a 356-unit apartment community, Finisterra Apartments, in Tempe, Arizona. The total cost is estimated to be approximately $21 million. The Company has obtained a $15,350,000 construction loan of which $247,000 was outstanding at September 30, 1996. As of September 30, 1996, the Company had invested $9,968,000 in construction in progress.

   In addition, the Company owned six apartment communities (1,441 units) located in Arizona through joint ventures with a pension plan affiliate of Citicorp. The Company is a 15% equity partner and the managing partner or managing member of the joint ventures. The Company is entitled to receive 15%- 51% of the total profits and cash flows depending on the financial performance of the joint ventures. The condensed combined financial statements of the joint ventures are as follows (in thousands):

                        CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996

     Real estate, at cost net of depreciation ..............        $53,734
     Cash and other assets .................................          2,019
                                                                    -------
       Total Assets ........................................        $55,753
                                                                    =======
     Notes payable .........................................        $35,938
     Other liabilities .....................................            787
                                                                    -------
       Total Liabilities ...................................         36,725
                                                                    -------
     Equity
       The Company .........................................          2,853
       Joint venture partner ...............................         16,175
                                                                    -------
       Total Equity ........................................         19,028
                                                                    -------
     Total Liabilities and Equity ..........................        $55,753
                                                                    =======

                         ASR INVESTMENTS CORPORATION

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995 -- (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                  CONDENSED COMBINED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED SEPTEMBER 30,

                                                     1996           1995
                                                   -------         -------
     Rental and other income ..............        $ 6,872         $ 4,798
     Operating expenses ...................         (2,803)         (2,152)
     Depreciation .........................         (1,453)           (975)
     Interest expense .....................         (2,157)         (1,547)
                                                   -------         -------
     Net Income (Loss) ....................        $   459         $   124
                                                   =======         =======
     Allocation of net income
       The Company ........................        $    69         $    19
       Joint venture partner ..............            390             105

3. MORTGAGE ASSETS

   During the third quarter of 1996, the Company sold six mortgage assets and realized redemption income of $2,738,000 and total proceeds of $5,750,000. For the nine months ended September 30, 1996, the Company realized redemption income of $7,725,000 and received proceeds of $11,750,000 from the sale and redemption of seven mortgage assets. In October 1996, the Company sold or redeemed two mortgage assets for total proceeds of $1,825,000 and estimated income of $1,700,000 which will be recorded in the fourth quarter of 1996. At September 30, 1996, the prospective yield on mortgage assets (excluding the mortgage assets sold in October) was 38%.

4. NOTES PAYABLE

   At September 30, 1996, the Company's short-term borrowing was secured by mortgage assets with a total carrying value of $3,340,000.

   As discussed in Note 2, the Company has obtained a $15,350,000 construction loan to finance the construction of its Finisterra apartment community. The loan bears interest at 1% per annum above the bank's prime rate. At September 30, 1996, the amount outstanding was $247,000.

5. RELATED PARTY TRANSACTIONS

   Subject to the supervision of the Company's Board of Directors, Pima Mortgage L.P. (the "Manager"), manages the day-to-day operations of the Company pursuant to a management agreement that has a current term through December 31, 1996. For the nine months ended September 30, 1996 and 1995, the management fees were as follows (in thousands):

                                                         1996          1995
                                                        ------        ------
     Base management fee ......................          $279          $283
     Administrative fee .......................           151           167

   The Company has a property management agreement with Pima Realty Advisors, Inc. (the "Property Manager"), an affiliate of the Manager, for each of its apartment communities. Under the property management agreements, the Property Manager provides the customary property management services at its cost without profit or distributions to its owners, subject to the limitation of the prevailing management fee rates for similar properties in the market. The costs are allocated to the Company monthly based on the ratio of the number of units owned by the Company relative to the total apartment units managed by the Property Manager. The costs allocated to the Company for the nine months ended September 30, 1996 and 1995 were $329,800 and $304,200, respectively, which were equal to approximately 3.0% and 2.9%, respectively, of rental and other income.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders
ASR Investments Corporation:

   We have audited the accompanying combined historical summary of revenues and certain operating expenses (the "Summary") of the Acquisition Communities (as described in Note 2), for the year ended December 31, 1995 The Summary is the responsiblity of the management of the Acquisition Communities Management. Our responsibility is to express an opinion on the Summary based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

   The accompanying Summary was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in ASR Investments Corporation's Proxy Statement for Special Meeting of Stockholders as described in Note 1 to the Summary and is not intended to be a complete presentation of the Acquisition Communities' revenues and expenses.

   In our opinion, such Summary presents fairly, in all material respects, the combined revenues and certain operating expenses, as defined above, of the Acquisition Communities for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Tucson, Arizona
November 21, 1996

                           ACQUISITION COMMUNITIES

                 COMBINED HISTORICAL SUMMARY OF REVENUES AND
                          CERTAIN OPERATING EXPENSES
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                            (DOLLARS IN THOUSANDS)

     Rental income ...........................................      $14,177
     Other apartment operating income ........................          330
                                                                    -------
     Total revenue ...........................................       14,507
                                                                    -------

     Certain Operating Expenses
       Operating and maintenance expenses ....................        4,850
       Real estate taxes and insurance .......................        1,812
                                                                    -------
     Total certain operating expenses ........................        6,662
                                                                    -------
     Excess of revenue over certain operating expenses .......      $ 7,845
                                                                    =======

        See accompanying notes to the historical summary of revenues and certain operating expenses.

                           ACQUISITION COMMUNITIES

                 COMBINED HISTORICAL SUMMARY OF REVENUES AND
                          CERTAIN OPERATING EXPENSES
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                 (UNAUDITED)
                            (DOLLARS IN THOUSANDS)

     Rental income ...........................................      $10,593
     Other apartment operating income ........................          186
                                                                    -------
     Total revenue ...........................................       10,779
                                                                    -------

     Certain Operating Expenses
       Operating and maintenance expenses ....................        3,829
       Real estate taxes and insurance .......................        1,414
                                                                    -------
     Total certain operating expenses ........................        5,243
                                                                    -------
     Excess of revenue over certain operating expenses .......      $ 5,536
                                                                    =======

        See accompanying notes to the historical summary of revenues and certain operating expenses.

                           ACQUISITION COMMUNITIES

               NOTES TO COMBINED HISTORICAL SUMMARY OF REVENUES
                        AND CERTAIN OPERATING EXPENSES
                     FOR THE YEAR ENDED DECEMBER 31, 1995

1. BASIS OF PRESENTATION

   The combined historical summary of revenues and certain operating expenses (the "Summary") has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission ("Rule 3-14"). The Summary reflects the historical revenues and certain operating expenses of the thirteen apartment communities and one commercial property as listed in Note 2 (the "Acquisition Communities") for the year ended December 31, 1995. ASR Investments Corporation ("ASR") has entered into agreements to acquire the Acquisition Communities from unaffiliated third parties. In accordance with Rule 3-14, the Summary includes certain operating and maintenance costs, real estate taxes and insurance expenses, but excludes mortgage interest, depreciation and corporate expenses as they are dependent upon a particular owner, purchase price or other financial arrangement. Accordingly, the expenses reflected in the Summary may not be comparable to the expenses to be incurred by ASR in the operations of the properties. ASR is not aware of any material factors relating to the Aquisition Communities other than those set forth herein that would cause the Summary not to be indicative of the future operating results of the properties.

   The Summary has been prepared on the accrual method of accounting. The apartment communities have operating leases with terms generally of one year or less. The commercial property has operating leases with remaining terms of 11 months to 91 months as of September 30, 1996. Rental income is recognized as earned.

2. ACQUISITION COMMUNITIES

   Below is certain information relating to the Acquisition Communities:

Apartment Communities

          PROPERTY NAME                 LOCATION          NO. OF UNITS
          -------------                 --------          ------------
Briar Park Apartments ...........      Houston, Texas          80
Chelsea Park Apartments .........      Houston, Texas         204
Timbercreek Landings Apartments .      Houston, Texas         204
14400 Montfort Townhomes  .......      Dallas, Texas           83
Springfield Apartments ..........      Dallas, Texas          218
Greenwood Creek Apartments ......      Fort Worth, Texas      328
Aspen Court Apartments ..........      Arlington, Texas       140
Country Club Place Apartments....      Richmond, Texas        169
Highlands of Preston Apartments..      Plano, Texas           220
Marymont Apartments .............      Tomball, Texas         128
Riverway Apartments .............      Bay City, Texas        152
Campus Commons North Apartments..      Pullman, Washington    234
Campus Commons South Apartments..      Pullman, Washington    100

Commercial Property

            PROPERTY NAME               LOCATION             SQUARE FEET
            -------------               --------             -----------
Pacific South Center Office
  Building .......................     Seattle, Washington     73,232

3. USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect some of the amounts reported in the consolidated financial statements. Actual results could differ from those estimates.

                  MASTER COMBINATION AND CONTRIBUTION AGREEMENT
                            AMONG THE WINTON PARTIES,
                            THE REIT PARTIES AND THE
                               MANAGEMENT PARTIES


         THIS MASTER COMBINATION AND CONTRIBUTION AGREEMENT ("Combination Agreement") is made as of the 8th day of November, 1996, as amended, among each of the limited partnerships set forth in Schedule I attached hereto (individually referred to as a "Transferor" and collectively as "Transferors"); Don W. Winton ("Winton" and, together with the Transferors, the "Winton Parties"); ASR Investments Corporation, a Maryland corporation (the "REIT"); Winton & Associates, Inc., a Washington corporation ("Associates"); Heritage Communities L.P., a Delaware limited partnership ("Heritage LP"); Heritage Residential Group, Inc., an Arizona corporation wholly owned by the REIT
("Heritage Residential"); Heritage SGP Corporation, an Arizona corporation wholly owned by the REIT ("Heritage SGP" and, collectively with the REIT, Heritage LP and Heritage Residential, the "REIT Parties"); Pima Mortgage Limited Partnership, an Arizona limited partnership ("Pima Mortgage"); Pima Realty Advisors, Inc., an Arizona corporation ("Pima Realty" and, collectively with Associates and Pima Mortgage, the "Management Parties"), Jon A. Grove ("Grove"), Frank S. Parise, Jr. ("Parise"), and Joseph C. Chan ("Chan"). Winton, Grove, Parise and Chan are executing this Combination Agreement solely with respect to certain mergers of entities owned by them, with respect to employment agreements to be entered into by each of them individually, and to provide information necessary to prepare certain offering materials and proxy statements as described herein.

         A. Each Transferor is the owner of the respective project listed adjacent to its name in Schedule II attached hereto (the "Properties").

         B. Winton is the general partner of each of the Transferors. Winton also is the sole shareholder of Associates which acts as the property management company for each of the Transferors pursuant to property management agreements between Associates and each Transferor.

         C. The REIT is a real estate investment trust that owns apartment communities and other assets. The REIT's assets currently are managed by Pima Mortgage pursuant to a management agreement and Pima Realty pursuant to various property management agreements with respect to each of the REIT's apartment properties.

         D. The REIT and Heritage SGP are the sole general partners and Grove is the sole limited partner of Heritage LP.

         E. The REIT, Heritage LP and the Transferors desire to combine their assets and to thereafter operate as a self-administered and self-managed REIT rather than being externally managed. To accomplish the foregoing, the parties hereto agree to enter into all, but not less than all, of the transactions described below on the terms and conditions herein provided:

                  1. The REIT shall make a tender offer (the "Exchange Offer") to each owner of limited partnership interests in a Transferor (the "Transferor Partners") that is an Accredited Investor to tender limited partner interests in the Transferors (the "Transferor Partnership Interests") in exchange for shares of common stock in the REIT (the "REIT Stock") pursuant to the terms and conditions of this Combination Agreement and a Letter of Transmittal in the form of Exhibit A hereto (the "Letter of Transmittal") to be executed by each Transferor Partner desiring to tender their Limited Partnership Interests in the Exchange Offer. The REIT will enter into a Registration Agreement in the form of Exhibit B covering resales of the REIT Stock received in the Exchange Offer ("Registration Agreement").

                  2. Upon the terms and subject to the conditions set forth in this Combination Agreement, on the Closing Date, the REIT, Heritage SGP and the Approving Transferors (as hereinafter defined) shall enter

                                   APPENDIX A
into an amended and restated partnership agreement of Heritage LP in the form of Exhibit C attached hereto (the "Amended Partnership Agreement") with such changes thereto as Winton and the REIT shall agree to prior to the Commitment Date pursuant to which the REIT and Heritage SGP will make certain cash contributions (the "REIT Initial Capital Contribution") to Heritage LP in exchange for general partnership interests in Heritage LP ("GP Units"), and each Approving Transferor will contribute the Property owned by the respective Transferor in exchange for limited partnership interests in Heritage LP ("LP Units") and cash. The GP Units and the LP Units shall be exchangeable for REIT
Stock on the first anniversary of the Closing Date. The Transferors, the REIT and Heritage LP shall enter into a registration agreement in the form of Exhibit D attached hereto (the "Exchange Registration Agreement") pursuant to which the REIT shall agree to register under federal securities laws the shares of REIT Stock to be issued in exchange for the LP Units. The contributions of the REIT Initial Capital Contribution and the Properties in exchange for GP Units and LP Units, respectively, are collectively referred to herein as the "Asset Transfer."

                  3. The REIT, Heritage Residential, Pima Realty and certain other parties shall enter into an agreement in the form of Exhibit E attached hereto (the "Pima Realty/Pima Mortgage Merger Agreement") pursuant to which Pima Realty shall merge with and into Heritage Residential (the "Pima Realty Merger"). Each of JG Mortgage Advisors, Inc., JC Mortgage Advisors, Inc., and FP Mortgage Advisors, Inc. (collectively, the "Pima Mortgage Partners"), the three corporate partners of Pima Mortgage, shall also enter into the Pima Realty/Pima Mortgage Merger Agreement pursuant to which each of the Pima Mortgage Partners shall merge with and into Heritage Residential (the "Pima Mortgage Merger").
Heritage Residential, the REIT, Winton, and Associates shall enter into an agreement in the form of Exhibit F attached hereto (the "Associates Merger Agreement") pursuant to which, if such agreement is approved by Winton as the sole stockholder of Associates on or prior to the Commitment Date (as defined in the Letter of Transmittal), Associates shall merge with and into Heritage Residential (the "Associates Merger"). The Pima Realty/Pima Mortgage Merger Agreement and the Associates Merger Agreement are collectively referred to herein as the "Management Merger Agreements." Pursuant to the Associates Merger Agreement, Heritage Residential shall become the manager of the Transferors, including those Transferors that are not Approving Partnerships.

                  4. The REIT shall enter into employment agreements with each of Winton, Grove, Parise, and Chan, each in the form to be agreed upon by the parties thereto (the "Employment Agreements").

         The Amended Partnership Agreement, the Registration Agreement, the Exchange Registration Agreement, the Management Merger Agreements and the Employment Agreements are sometimes hereinafter collectively referred to as the "Related Agreements".

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Combination Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1
                                 EXCHANGE OFFER
                                 --------------

         1.1      The Exchange Offer.

                  (a) Offer to Purchase. Provided that nothing shall have occurred that would result in a failure to satisfy any of the terms or conditions set forth in Article 7 of this Combination Agreement, as promptly as practicable following the execution of this Combination Agreement, the REIT shall commence the Exchange Offer by delivering the Exchange Offer Documents (as defined below) to each Transferor Partner. Each Transferor Partner that is an Accredited Investor shall have the right to tender all or any part of the Transferor Partnership Interests owned by such Transferor Partner by delivering a validly executed Letter of Transmittal to ASR prior to the Commitment Date (as defined in the Letter of Transmittal). Each Transferor Partner desiring to tender a Transferor Partnership Interest shall execute and deliver to Winton, as custodian, a custody agreement and Power of Attorney in the form of Exhibit H attached hereto (the "Custody Agreement") pursuant to which Winton will make and accept deliveries by and on behalf of the Transferor Partners as provided in the Custody Agreement. The obligations of the REIT to accept for purchase and to purchase any Transferor Partnership Interests tendered by the Transferor Partners of a particular Transferor shall be subject only to the conditions set forth in this Combination Agreement (including the Minimum Condition). The REIT shall not be entitled to accept for purchase or purchase the Transferor Partnership Interests tendered unless all of the conditions to the consummation of the transactions contemplated in this Combination Agreement are satisfied or waived as provided herein.

                  (b) Purchase  Price.  Subject to the  conditions  set forth in
Article 7 of this Combination Agreement, on the Closing Date, the Custodian shall deliver the Letters of Transmittal to the REIT, and the REIT shall deliver to the Custodian, as agent for each Transferor Partner of an Approving Partnership on whose behalf the Custodian delivered a Letter of Transmittal, a certificate registered in such Transferor Partner's name for the number of shares of REIT Stock equal to (i) the Exchange Value of all of the Transferor Partnership Interests tendered and accepted for purchase divided by (ii) the REIT Stock Price. No fractional shares of REIT Stock shall be issued in the Exchange Offer. Each Transferor Partner will be issued a whole share of REIT Stock in lieu of any fractional share interest to which such Transferor Partner would otherwise be entitled. For purposes of determining the number of shares of REIT Stock to be issued in the Exchange Offer, Transferor Partnership Interests held by one person in multiple accounts shall be aggregated.

                  (c) Exchange Offer Documents. As soon as practicable after the Execution Date, the REIT shall prepare a Private Offering Memorandum as described in Section 4.5 hereof covering the REIT Stock to be offered in the Exchange Offer, which will comply in all material respects with the provisions of applicable federal and state securities laws, and will contain Letters of Transmittal and a Custody Agreement appointing Winton the Transferor Partners' Custodian to make deliveries for the Transferor Partners at the Closing (the Private Offering Memorandum, the Letters of Transmittal and the Custody Agreement, together with any supplements or amendments thereto, are referred to herein collectively as the "Exchange Offer Documents"). The REIT shall prepare and make all filings under applicable state Blue Sky Laws to qualify or exempt from qualification the REIT Stock offered pursuant to the Exchange Offer.

                  (d) Election to Tender Transferor Partnership Interests. The election of a Transferor Partner to tender all or a part of the Transferor Partnership Interests owned by the Transferor Partner shall be made by such Transferor Partner's execution of a Letter of Transmittal and the return of the Letter of Transmittal to the Custodian for delivery to the REIT pursuant to the Custody Agreement. Following the Commitment Date the tender of Transferor Partnership Interests shall be irrevocable.

                  (e) Consent to Admission of REIT as Partner. The Letter of Transmittal shall provide that the Transferor Partner tendering a Transferor Partnership Interest in a Transferor (i) consents to the admission of the REIT as a substituted limited partner upon the purchase of such Transfer Partnership Interest and (ii) waives any right of first refusal granted under the Transferor's partnership agreement to the Transferor Partner or the Transferor in connection with the Exchange Offer. Winton, as general partner of the Transferor, consents to the admission of the REIT as a substituted limited partner of each Approving Transferor as of the Closing Date. Promptly following the Closing Date, each Approving Transferor shall file any certificates necessary to reflect the admission of the REIT as a substituted limited partner.

                  (f) Term. The Exchange Offer shall remain open until the Commitment Date, which shall be 5:00 p.m., Houston, Texas time on February 27,1997. The Exchange Offer shall expire on April 30, 1997 (the "Expiration Date"). If the Exchange Offer is not consummated prior to the Expiration Date, the REIT and the Custodian shall promptly return to the Transferor Partner the Letter of Transmittal and all other materials delivered to the REIT and the Custodian by the Transferor Partner pursuant to this Combination Agreement. Prior to the Commitment Date, the REIT shall not amend or modify the terms of the Exchange Offer without the prior consent of Winton. After the Commitment Date, the Exchange Offer shall not be amended or modified.

         1.2 Tender of Winton's Transferor Partnership Interests. Upon the terms and subject to the conditions set forth in this Combination Agreement, on the Commitment Date, in addition to Winton's right to tender all or any part of his Transferor Partnership Interests pursuant to Section 1.1 hereof, Winton shall have the right to tender all or any part of his right to receive distributions as a general partner in one or more Transferors to the REIT in exchange for shares of REIT Stock pursuant to the Exchange Offer on the same terms and subject to the same conditions as set forth in Section 1.1 above. At the Closing, the REIT shall accept for payment all assignments of the right to receive distributions as a general partner tendered by Winton in Approving Partnerships and shall not accept for payment assignments of the right to receive distributions as a general partner in all other Transferors. If the tender of the right to receive general partner distributions is accepted, the REIT shall acquire all right, title and interest to all distributions made by the Transferor with respect to the interest acquired, but the REIT shall not be substituted as a general partner. Winton shall remain as the general partner of the applicable Transferor.


         1.3 Internal Revenue Code Section 754 Election. Unless a Transferor has a valid election in place pursuant to Internal Revenue Code Section 754, each Transferor hereby agrees to make such an election effective for such Transferor's taxable year in which the Exchange Offer is consummated.


                                    ARTICLE 2
                                 ASSET TRANSFER
                                 --------------

         2.1 The Asset Transfer. Provided that nothing shall have occurred that would result in a failure to satisfy any of the terms or conditions set forth in this Combination Agreement, immediately following the transactions set forth in
Article 1 hereof, the REIT and each Approving Transferor shall consummate the Asset Transfer. The REIT and Heritage SGP shall make a cash capital contribution to Heritage LP in accordance with Section 2.2(b) hereof and will continue to be general partners of Heritage LP. Each of the Approving Transferors shall contribute and convey the Property owned by each such Approving Transferor to Heritage LP in exchange for LP Units and cash as set forth in Section 2.2(c) hereof. Promptly following the issuance of LP Units and the delivery of cash to the Approving Transferors, each of the Approving Transferors shall dissolve and distribute the LP Units as a liquidating distribution to each partner of the Approving Transferors that is an "accredited investor" and shall deliver cash as a liquidating distribution to each partner of the Approving Transferors that is not an accredited investor in accordance with Section 2.2(d) hereof. Pursuant to the terms of the Amended Partnership Agreement, the GP Units and the LP Units shall be exchangeable for REIT Stock on the first anniversary of the Closing Date. Pursuant to the Exchange Registration Agreement, the REIT shall agree to register under federal securities laws the shares of REIT Stock to be issued upon conversion of the GP Units and LP Units.

         2.2      Contribution of Property to Heritage LP.

                  (a) Amendment to Heritage Partnership Agreement. Upon the terms and subject to the conditions set forth in this Combination Agreement, on the Closing Date and immediately following the Exchange Offer and the admission of the REIT as a limited partner of the Approving Partnerships, the Approving Transferors, the REIT and Heritage SGP shall amend the Heritage Partnership Agreement by executing and delivering the Amended Partnership Agreement admitting the Approving Transferors as limited partners and providing for the capital contributions in accordance with this Article 2.

                  (b) Capital Contributions. On the Closing Date, the REIT, Heritage SGP and each Approving Transferor shall make the following capital contributions to Heritage LP:

                           (i) The  REIT  and  Heritage  SGP  shall  make a cash
capital contribution equal on an aggregate basis to the REIT Initial Capital Contribution which shall be the sum of:

                                    (A) that portion of the Mortgage Debts to be
repaid or assumed and cancelled by Heritage LP in accordance with Section 2.3 hereof including, without limitation, any prepayment fees or premiums, assumption fees and other costs associated therewith), plus

                                    (B)  the  amount  required  to  satisfy  any
monetary liens which the REIT elects to satisfy pursuant to Section 2.4(e), plus

                                    (C) the Properties Closing Costs paid and to
be paid by Heritage LP or the REIT (on behalf of Heritage LP or on behalf of the Approving Transferor) pursuant to Section 8.11, plus or minus, as appropriate

                                    (D) the Prorations, plus

                                    (E) all costs and  expenses  incurred and to
be incurred by Heritage LP, the REIT or Heritage SGP (on behalf of Heritage LP) in the performance of its due diligence hereunder, and plus

                                    (F) any cash required to be  distributed  to
non-Accredited Investors pursuant to Section 2.2(d) hereof.

                           (ii) Each Approving  Transferor  shall contribute and
convey the Property owned by such Approving Transferor to Heritage LP as hereinafter provided subject only to the Transferred Debt as described in
Section 2.3 hereof.

                           (iii) Notwithstanding the foregoing,  if, taking into
consideration the proposed contributions to the capital of Heritage LP by the REIT, Heritage SGP, and each of the Approving Transferors in accordance with
Section 2.2(b) hereof, Heritage LP would not be consolidated with the REIT for financial accounting and reporting purposes because the respective Partnership Interests of the REIT or Heritage SGP in Heritage LP is insufficient, then at the Closing the REIT or Heritage SGP may contribute cash to Heritage LP in exchange for additional GP Units in Heritage LP at the rate of one GP Unit for each $18.10 contributed in the minimum amount sufficient to permit Heritage LP to be consolidated with the REIT for financial accounting and reporting purposes.

                  (c) Issuance of Partnership Units. In exchange for the capital contributions provided in Section 2.2(b) hereof, Heritage LP shall issue on the Closing Date (i) to each Approving Transferor a number of LP Units equal to the number of LP Units or the amount of cash to be distributed by the Approving Transferor under Section 2.2(d); and (ii) to the REIT and Heritage SGP a number of GP Units (rounded to a whole unit) equal to the REIT Initial Capital
Contribution divided by the REIT Stock Price allocated between them on a pro rata basis based upon their respective contributions. At the Closing, each Approving Transferor shall deliver to Heritage LP a certificate setting forth the number of LP Units and the amount of cash to be distributed by the Approving Transferor to the partners of such Approving Transferor.

                  (d) Distribution of LP Units. Each Approving Transferor intends to dissolve and liquidate promptly following the Closing Date. In connection with such liquidation, each Approving Transferor shall distribute to each of its partners (i) who Heritage LP reasonably determines to be an
Accredited Investor a number of LP Units equal to the Exchange Value attributable to such partner's interest in the Approving Transferor divided by the REIT Stock Price and (ii) who Heritage LP reasonably determines is not an Accredited Investor, an amount of cash equal to the number of shares of REIT Stock that the partner would have been entitled to if such partner were an Accredited Investor multiplied by the average closing price of a share of REIT stock in the American Stock Exchange Composite Transactions as reported in the Wall Street Journal for the 90 trading days immediately prior to the Closing Date. Heritage LP shall deliver to Winton at the Closing a list of the limited partners of the Transferor that Heritage LP has determined not to be Accredited Investors. The REIT, as general partner of Heritage LP, consents to the transfer of the LP Units to the partners of the Transferors determined by Winton to be Accredited Investors pursuant to the distribution and liquidation of the Approving Transferor. If a partner of an Approving Transferor transfers an interest in the Approving Transferor prior to the distribution of the LP Units to such partner, distribution of the LP Units to the partner of the Approving Transferor shall be subject to satisfaction by the partner of the Approving
Transferor and the transferee of the requirements of Section 11.3.1 of the Amended Partnership Agreement.

         2.3      Indebtedness.

                  (a) Mortgage Debt. The REIT, Heritage LP and the Transferors acknowledge and agree that the Properties are subject to the Mortgage Debt from the lenders ("Lenders") described on Schedule III attached hereto. The Properties shall be acquired by Heritage LP subject to the Mortgage Debt, provided that the Lender of such Mortgage Debt shall execute a consent, estoppel letter, transfer agreement, and modification with respect to such Mortgage Debt as shall be acceptable to Heritage LP, acting reasonably.

                  (b) Lender Consent. From and after the date hereof, the parties shall proceed in good faith and with due diligence to attempt to secure any lender consent and estoppel letter from the Lenders and to negotiate any transfer agreement or modifications to the Loan Documents in order for Heritage LP to acquire the Properties subject to such Mortgage Debt. Heritage LP agrees that it shall accept each Property subject to the Mortgage Debt, provided that the Lender agrees that such Mortgage Debt shall be non-recourse to Heritage LP on the same terms that such Mortgage Debt is currently non-recourse to the Transferor and the Lender executes the agreements contemplated by Section 2.3(a). Heritage LP shall not acquire any Property subject to a Mortgage Debt unless the relevant Approving Transferor and Winton are released from any liability with respect to such Mortgage Debt, unless otherwise agreed to by Winton or the Approving Transferor, as applicable. Any Mortgage Debt to which a Property is subject upon transfer to Heritage LP is herein referred to as "Transferred Debt".

                  (c) Refinancing of Mortgage Debt. In the event that a Lender does not agree to the transfer of a Mortgage Debt as contemplated by Sections 2.3(a) and (b), or if for any reason Heritage LP is unable to acquire a Property subject to a Mortgage Debt, Heritage LP shall have the right to (i) refinance all or a portion of such Mortgage Debt on terms it determines to be acceptable to it in its discretion; (ii) pay all or any portion of such Mortgage Debt from the proceeds of the Initial REIT Capital Contribution; or (iii) exclude such Property from the transactions contemplated hereby in accordance with Section 7.1(i) hereof.

         2.4      Inspection.

                  (a) Due Diligence Period. The REIT shall have until November 11, 1996, unless earlier terminated by agreement of the REIT (the "Due Diligence Period"), to perform its due diligence review and examination of the Properties, the Title Reports, the Surveys, the UCC Searches, the Loan Documents and all information to be provided or made available by Transferors, as set forth below, and to determine, in its sole and absolute discretion, whether to proceed with the transactions contemplated under this Combination Agreement.

                  (b) Access. During the Due Diligence Period, and at all times prior to the Closing Date, Transferors and Winton shall provide the REIT and Pima Realty as well as their respective employees, contractors, consultants, agents and representatives, with complete access to all files, books, records and other materials in the possession or control of Transferors or Winton and relating to the Properties and the right to examine, inspect and make copies of such materials as they may deem appropriate. Transferors shall also provide for such parties to have reasonable access to the Real Properties (including the Improvements thereon) for the purpose of conducting surveys, architectural, drainage, soils, mechanical systems, engineering, geotechnical and environmental inspections and tests (including sampling and invasive testing for the presence of Hazardous Materials performed in connection with Phase I and Phase II environmental audits, feasibility studies and any other inspections, studies or tests reasonably required by them. The REIT shall also have the right to conduct a "walk-through" of each of the Properties prior to the Closing Date upon appropriate notice, subject to the rights of all tenants under their Leases.

                  (c) Information. The information to be made available by Transferors and Winton with respect to the Properties shall include, but not be limited to, the following (to the extent that such information is in the possession or control of Transferors or Winton): construction plans, specifications, certificates of completion and all files related to any contemplated developments on any of the properties; correspondence; documents, contracts and agreements; copies of all development agreements, approvals, permits, site plans, licenses, entitlements, subdivision maps, environmental reports, and all studies, reports or investigations performed in connection with the securing of any governmental or quasi-governmental approval for the development of any of such properties or construction of improvements thereon; all permits, licenses and approvals relating to the ownership, operation or occupancy of any improvements; plans and specifications for any on- or off-site infrastructure to be installed, including all contracts, costs estimates and contribution agreements relating thereto; all leases, lease guaranties and lease files; utility bills; all management, marketing, service, supply, material, equipment lease or maintenance contracts which pertain to the furnishing of services, materials, leasehold equipment, or maintenance to the Properties and similar agreements (the "Service Contracts"); maintenance work orders and service requests for the prior two years (including, but not limited to, those pertaining to boiler or other heating, ventilation or air conditioning systems) ; information relative to the payment history of each tenant; copies of operating and financial statements (balance sheets, income, proformas, expense and capital improvements) detailing the operating history of the properties for the last three years including year-to-date information (the "Operating and Financial Statements"); the Loan Documents; notices, citations, correspondence or memoranda from any government or quasi-government authority or agency; and all other materials relating to the Properties in the possession or control of any Transferor or Winton, it being the intention of the parties that Transferors and Winton will disclose to the REIT and the other parties performing the due diligence review herein provided for any and all information in the possession or control of such parties, their property managers, and any other affiliated entity to the extent it relates to the Properties. In the course of its investigations, the REIT may make inquiries to third parties including, without limitation, tenants, the Lenders, contractors, property managers, parties to other contracts and municipal, local and other government officials and representatives, and the Transferors consent to such inquiries.

                           Each  Transferor and Winton shall also make available
to the REIT all the books and records, financial statements, income tax returns, contracts, employee records and other information with respect to the respective Transferor as may be reasonably required by the REIT in order to perform its due diligence review of the respective Transferor.

                  (d) Transferors' Deliveries. Transferors shall deliver to the REIT within ten (10) days after the Execution Date: (i) a current rent roll and delinquency report (a "Rent Roll") for each Real Property; (ii) a list of all material permits, approvals and entitlements required for the Real Properties known to Transferors; (iii) a schedule of Service Contracts (a "Schedule of Service Contracts") for each Real Property; (iv) plans and specifications, in the possession or control of Transferors for any major capital expenditures relating to any Real Property; (v) to the extent in the possession or control of Transferors, a full set of construction documents, including all plans and specifications for all tenant improvements; (vi) a schedule of all actions and lawsuits or other litigation or proceedings pending or outstanding within the past four years in which any Transferor is a party; (vii) all title information for the Real Properties in the possession or control of Transferors or their attorneys; (viii) surveys for the Real Properties in the possession or control of Transferors or their attorneys; (ix) a schedule of all insurance carried and the costs thereof (a "Schedule of Insurance") with respect to each Real Property; (x) a schedule of all warranties covering any roof, any improvements on Tangible Personal Property on or pertaining to any Real Property; (xi) a schedule of all environmental reports in Transferors' possession or control (a "Schedule of Environmental Reports") for each Real Property, copies of all environmental reports in Transferors' possession or control for each Real Property and a list of any Hazardous Materials reported by any tenant to any Transferor as being in use on any Real Properties; (xii) copies of all Loan Documents; (xiii) a schedule of Tenant Options (a "Schedule of Tenant Options") for each Real Property and copies of all Tenant Options; (xiv) property tax notices and real and personal property tax returns filed, relating to the Properties, for the two years prior to the year of execution of this Combination Agreement, and the current year to date; (xv) copies of all governmental notices of code or other violations pertaining to any Property, if any, whether or not now corrected, received by Transferors during the past four years; and (xvi) a schedule of Loan Documents (a "Schedule of Loan Documents") for each Real Property.

                  (e)      Title and Survey.

                           (i)  Within  10  days  after  the   Execution   Date,
Transferors shall deliver to the REIT (A) Title Reports for the Real Properties together with legible copies of all documents underlying exceptions to title (including those in the "Requirements" section); (B) Surveys for the Real Properties; and (C) UCC Searches for Transferors and for each Real Property and for such other parties as the REIT may reasonably request. The REIT shall be entitled to approve or object to any matters disclosed by the Title Reports, Surveys or UCC Searches by delivering written notice of such approval or objection to Transferors and the Title Company on or before fifteen (15) days after delivery to the REIT of the Title Report, Surveys or UCC Searches, said notice to specify in reasonable detail any matter to which the REIT objects. If any party subsequently issues any amendment to the Title Report, Surveys or UCC Searches disclosing any additional matters or changes in the legal description or additional requirements of the REIT, the REIT shall be entitled to approve or object to any such matter not disclosed by the Title Report, Surveys or UCC Searches or any previous amendment thereto by delivering written notice of such approval or objection to Transferors and the Title Company on or before five (5) days after the Title Company has delivered to the REIT the amendment to the Title Report, Surveys or UCC Searches said notice to specify in reasonable detail any matter to which the REIT objects.

                           (ii) If the REIT  delivers any notice of objection to
any matter, within five (5) days in writing after receipt of such objection, Transferors shall notify the REIT and the Title Company whether Transferors are unable or unwilling to remove or satisfy such matter objected to by the REIT on or before Closing. If any Transferor does not give such notice, such Transferor shall be deemed to be unable or unwilling to remove or satisfy such matter. If any Transferor so indicates its inability or unwillingness to remove any matter objected to by the REIT on or before Closing, the REIT may, within five (5) days after receipt of such written notice from such Transferor (or ten (10) days from the date of the REIT's objection if such Transferor does not respond in writing to the REIT's objection), notify Transferors and the Title Company in writing of the REIT's election to (A) proceed under this Combination Agreement with respect to such Property and waive the REIT's objections, or (B) exclude the Property and the Transferor subject to objection from the transactions contemplated in this Combination Agreement. If the REIT does not give such notice, then this Combination Agreement shall automatically terminate with respect to the Transferor and the Property subject to objection.

                           (iii)  Notwithstanding   anything  contained  to  the
contrary herein, if the REIT fails to timely notify Transferors and the Title Company of any objections to, or its unequivocal approval of the Title Report, Surveys or UCC Searches or any amendment or modification thereto, or if the REIT fails to timely notify Transferors and the Title Company of its election to either terminate or proceed with this transaction after delivery by Transferors to the REIT of notice of its inability or unwillingness to remove any matter objected to by the REIT, then the REIT shall be deemed to not object to any matter in the Title Report, or any modification thereto.

                           (iv) Notwithstanding anything to the contrary in this
Section 2.4(e), regardless of any other objection from the REIT, Transferors shall satisfy all pecuniary encumbrances (other than the Mortgage Debt) or otherwise have all such encumbrances removed as liens against the Properties on or before the Closing at their own expense. Transferors shall not place any consensual lien, encumbrance or easement against the Properties following the date of this Combination Agreement without the prior written consent of the REIT. If Transferors fail to satisfy or remove any monetary lien on or prior to Closing, the REIT may apply a portion of the REIT Initial Capital Contribution to satisfy the monetary lien and reduce the Deemed Value of the related Property. Transferors shall be required to deposit any additional funds at Closing to satisfy any remaining monetary liens against the Properties.

                           (v) Transferors shall comply with all requirements to
the issuance of the Title Policies (as defined herein) to be delivered at the Closing. If the REIT has not received all Title Reports and Surveys at least thirty (30) days before the expiration of the Due Diligence Period, then such period shall be extended as it relates to survey and title matters only, on a day-for-day basis, until all Title Reports and Surveys have been received by the REIT.

                           (vi)  The  term  "Permitted  Exceptions"  shall  mean
Transferred Debt and all exceptions to title to the Real Properties (other than monetary liens and those other matters which Transferors have agreed to cure in accordance with Section 2.4(e)(iv) hereof), which have not been cured and which the Title Insurer has not agreed to insure over or waive during the Due Diligence Period and which the REIT shall be deemed to have approved by failing to exclude the Property and the Transferor of such Property from this Combination Agreement as provided in Section 2.4(e)(ii) hereof.

                  (f) Indemnity. Prior to the Closing, the REIT shall not place any liens on the Properties and will indemnify, defend and hold Transferors harmless from all claims and liabilities (including reasonable attorneys' fees and expenses actually incurred) asserted against Transferors or the respective owners as a result of any entry by or on behalf of the REIT. If any inspection or test disturbs any of the Properties, the REIT will cause the damaged properties to be restored to the same condition as existed prior to any such inspections or tests.

         2.5      Actions With Respect to Properties Prior to Closing.

                  (a)      Operations.

                           (i) Transferors  agree that prior to the Closing they
shall continue to operate and manage the Real Properties in the ordinary course of business in accordance with past practice (which includes the construction, development and management of properties and the making of tenant improvements thereon) and shall perform regular maintenance, maintain existing insurance coverage, perform their respective obligations under all leases with tenants, Service Contracts and Loan Documents applicable to the Real Properties owned by them, commit no waste to the Properties and pay and discharge, in the ordinary course of business, liabilities and obligations relating to the Real Properties. Transferors shall not, without the prior consent of the REIT, which consent shall not be unreasonably withheld or delayed, incur, create or assume any new indebtedness, other than accounts payable, taxes and similar amounts incurred in the ordinary course of business, nor grant any new lien, mortgage, security interest or pledge of any kind on any of the Real Properties prior to the Closing.

                           (ii) Transferors agree that prior to the Closing they
shall consult with the REIT prior to terminating any Lease or Service Contract (except in the ordinary course of business) or entering into or modifying any contract or agreements relating to the Real Properties which would be binding on Heritage LP or the REIT after the Closing. The REIT shall have the right to approve, such approval not to be unreasonably withheld or delayed, any material new contracts or contract modifications which are proposed by Transferors.

                           (iii)  Transferors  may  enter  into new  Leases  and
modify existing Leases relating to Real Properties without the REIT's consent so long as such leases comply with the leasing standards existing on the date hereof with respect to the applicable property with such exceptions as are typically made in the ordinary course of business and are on Transferor's standard form, subject to customary modifications thereto. Transferors shall, however, consult with the REIT concerning all proposed Leases or Lease modifications relating to Real Properties, and shall secure the REIT's prior approval, such approval not to be unreasonably withheld or delayed, for any Lease or tenant not meeting the foregoing requirements or any Lease modification that would shorten the term, reduce the rent or otherwise relieve the tenant of, or impose upon the landlord, any material obligation not set forth in the current Lease.

                           (iv) Transferors shall notify the REIT of any matters
that may arise prior to the Closing that could have a material effect on any of the Properties, such as pending or threatened litigation, notices of violations from governmental or quasi-governmental authorities or agencies, tenant defaults, bankruptcies or insolvencies and asserted landlord defaults.

                           (v) Except with the prior written consent of the REIT
(which consent shall not to be unreasonably withheld or delayed), Transferors shall not accept rents or occupancy payments from any tenant at any Real Property for more than one month in advance except in the ordinary course of business.

                  (b) Tenant Estoppels. For Real Properties that are not apartment complexes, Transferors shall endeavor in good faith to secure tenant estoppels in the form of Exhibit I attached hereto ("Estoppel Certificates") from all tenants of all of the Real Properties prior to the Closing. The REIT acknowledges that certain Major Tenants may not sign the form tenant estoppel attached as Exhibit I, and in such event, an alternative tenant estoppel from such Major Tenants may be delivered in satisfaction of Transferors' obligations under the preceding sentence if such alternative form is satisfactory to the REIT in the exercise of the REIT's reasonable commercial judgment. Transferors shall be responsible for filling in the required information in each Estoppel Certificate, for delivering the forms to the tenants and for following up with tenants as necessary to secure such estoppels. The REIT will use reasonable efforts to assist Transferors in securing such estoppels.

         2.6 Damage. The risk of loss of or damage to a Real Property by reason of any insured or uninsured casualty during the period up to and including the Closing Date shall be borne by the applicable Transferor. In the event of any material damage to or destruction of any Real Property or any portion thereof (notice of which shall promptly be given to the REIT by the applicable Transferor), the REIT may, at its option by notice to such Transferor given within ten (10) days after the REIT is notified of such damage or destruction (and the Closing shall be extended, if necessary to give the REIT such 10-day period to respond to such notice) (i) elect to proceed under this Combination Agreement with respect to such Property, in which event the Transferor shall, at the Closing, assign to Heritage LP all insurance proceeds (including rent loss insurance to the period from and after the Closing Date) for the damage, Heritage LP shall assume responsibility for the repair of the Real Property, and Heritage LP shall receive a credit at the Closing for any uninsured portion of the damage and any deductible under the insurance policy; or (ii) exclude such Property and Transferor from the transactions contemplated in this Combination Agreement.

                  "Material damage" and "materially damaged" means, with respect to the applicable Real Property, damage for which the cost to repair reasonably exceeds one percent (1%) of such Property's Deemed Value or which would permit any Major Tenant to terminate its Lease (if such Real Property is not an apartment complex).

         2.7 Condemnation. In the event of any threatened, commenced or consummated proceedings in eminent domain, including, without limitation, any conveyance in lieu thereof (notice of which shall promptly be given to the REIT by the applicable Transferor) (a "Condemnation Proceeding"), which would constitute a material condemnation respecting Real Property, the REIT may, at its option, by notice to the applicable Transferor given within ten (10) days after the REIT is notified of such actual or possible proceedings (and the Closing shall be extended, if necessary, to give the REIT such 10-day period to respond to such notice) (i) elect to proceed under this Combination Agreement with respect to such Property, in which event the Transferor shall, at the Closing, assign to Heritage LP its entire right, title and interest in and to any condemnation award, and Heritage LP shall have the sole right prior to Closing (subject to the applicable Transferor's approval which shall not be unreasonably withheld or delayed) and after the Closing to negotiate and otherwise deal with the condemning authorities in respect of such matters; or
(ii) exclude such Property and Transferor from the transactions contemplated in this Combination Agreement.

                  "Material condemnation" means with respect to a Real Property, a taking of (i) more than ten percent (10%) of the land constituting the Real Property, (ii) more than ten percent (10%) of the parking for the buildings on the Real Property (unless the same can, on the remaining Real Property so affected, be replaced), (iii) any part of the buildings on the Real Property,
(iv) a means of access to the Real Property unless alternative means of access exist which in the REIT's judgment are adequate to serve the Real Property, or (v) materially adversely affect the use or value of the Real Property.

         2.8 Prorations. The items in this Section 2.8 with respect to each of the Real Properties shall be apportioned or prorated between the respective Approving Transferor and Heritage LP as of the end of the day preceding the Closing Date in order to determine the amount of the Proration with respect to such Property. The parties shall compute or estimate all prorations prior to the Closing Date, and Approving Transferors shall supply Heritage LP before the Closing satisfactory supporting evidence for all such adjustments:

                  (a) Taxes and Assessments. General real estate taxes and assessments imposed by governmental authority ("Taxes") and any assessments by private covenant constituting a lien or charge on each Real Property for the then-current calendar year or other current tax period not yet due and payable, together with, if applicable, state and local taxes thereon. If the Closing occurs prior to the receipt of the tax bill for any Real Property for the calendar year or other applicable tax period for such Real Property in which the Closing occurs, Taxes for such calendar year or other applicable tax period for such Real Property shall be prorated based upon the most recent ascertainable assessed values and tax rates. All prorations shall be based upon a fraction determined by dividing the number of days elapsed through the date of the Closing by 365.

                  (b) Collected Rent. All collected rent and other income (and any applicable state or local tax on rent) under Leases in effect at the Closing but excluding payments that may constitute rent but are provided for in other subparagraphs of this Section 2.8. Each Approving Transferor shall be charged with any rentals collected by such Approving Transferor before the Closing, but applicable to any period of time after such Closing. Any rent and other income delinquent as of the Closing shall not be prorated. Heritage LP shall use reasonable efforts (which efforts shall not require Heritage LP or the REIT to initiate any lawsuit) to collect any rent delinquent as of the Closing, and any rent delinquent as of the Closing but collected after the Closing shall be applied first to current rent obligations then to delinquent rent in inverse order of incurrence, with any amounts applied to any period prior to the Closing remitted to the respective Approving Transferor. Heritage LP may treat any rent received after the 27th of any month as rent for the next month. Once the Closing has occurred, no Approving Transferor shall have any right to seek by legal action or otherwise collection of any rents delinquent for any period prior to the Closing, unless the tenant has vacated the premises under the Lease before the Closing and the Lease is not assigned to Heritage LP.

                  (c) Utilities. To the extent such expenses are the obligation of an Approving Transferor and not tenants under Leases, utilities, including water, sewer, electric, and gas, based upon the last reading of meters prior to the Closing. If the utility company will not issue separate bills, such Approving Transferor's portion will be charged against such Approving Transferor and Heritage LP will pay the entire bill after the Closing. If any Approving Transferor has paid any utilities in advance in the ordinary course of business, then the Approving Transferor shall be credited for Heritage LP's portion of such payment at the Closing. The amount of deposits, if any, with utility companies that are transferrable and that are assigned by any Approving Transferor to Heritage LP at the Closing shall be credited to such Approving Transferor. The amount of any deposits with utility companies that are not transferable and that are not assigned by any Approving Transferor to Heritage LP at the Closing shall remain the property of such Approving Transferor.

                  (d) Fees and Charges Under Service Contracts. To the extent such expenses are the obligations of any Approving Transferor and not of tenant's under the Lease, fees and charges under any Service Contracts relating to the Real Properties that are being assigned to and assumed by Heritage LP at the Closing on the basis of the periods to which such Service Contracts relate.

                  (e) CAM Charges. Common area maintenance charges and other operating expenses paid by tenants under Lease ("CAM Charges") and actually received by any Approving Transferor. At the Closing, the Transferor shall be charged for CAM Charges received by such Approving Transferor that relate to periods after the Closing and any portion of CAM Charges not actually paid by any tenants for the year of Closing or other applicable period (but only as to the portion of the year or such other period during which such Approving Transferor owned the Real Property and such amounts that have not previously been paid by such Approving Transferor).

                  (f) Transferred Debt. Interest accrued through the day prior to the Closing Date and not yet due and payable and any principal, interest and other amounts due and payable at the Closing Date pursuant to the Transferred Debt; provided, however, transfer fees due and payable to holders of Transferred Debt shall be paid in accordance with Section 8.11 hereof.

                  (g) Insurance. Premiums or other fees payable in connection with any insurance policies that are being assigned to and assumed by Heritage LP at the Closing.

                  (h) Other Expenses. All other liabilities related to the ownership or operation of the Properties that Heritage LP may agree to assume or take subject to in writing.

                  (i) Contractors and Suppliers. Amounts payable to contractors, subcontractors, designers, suppliers, architects, engineers and others who have performed services or labor or supplied material in connection with any of the Properties.

                  (j) Leasing Commissions. Leasing or other fees or commissions payable in connection with any Lease or any renewal or extension of any Lease, but only to the extent that such fees or commissions have been disclosed to Heritage LP and the REIT on the Rent Roll. For the avoidance of doubt, the parties acknowledge that with respect to the majority of Leases, all commissions due to brokers for the initial term of such Leases have been previously paid by the Transferors on a "cash out" basis and there will be no proration of those commissions at Closing; however, Heritage LP acknowledges that, as described on the Rent Rolls, commissions for renewals and extensions of such Leases may be due and payable in the future on a "cash out" basis at the time of the applicable tenant's exercise of a renewal or option to extend or may be payable, for such extension or renewal, on a monthly basis.

         2.9 Tenant Deposits. All tenant deposits, including without limitation, refundable security deposits, refundable pet deposits and key deposits, and advance rental deposits (and interest thereon if required by law or contract to be earned thereon) shall be transferred to Heritage LP at the Closing, and Heritage LP shall assume the obligations to refund such deposits to such tenants in accordance with their respective Leases after Closing, but only to the extent the obligation to refund such deposits arises after Closing.

         2.10 Income and Sales Taxes. All income, sales, gross receipts or compensation taxes and similar taxes and fees imposed upon any Approving Transferor under applicable local or state law shall be paid by the respective Approving Transferor at the Closing.

         2.11 Permit Fees. Customary fees payable with respect to the transfer of permits and licenses assigned by any Approving Transferor to Heritage LP at the Closing with the consent or approval, if required, of the issuer thereof shall be paid by Heritage LP.

         2.12 Wages. Approving Transferors shall pay the wages, employment taxes and fringe benefits applicable thereto payable to employees, if any, of such Approving Transferors as of their discharge on the Closing Date.

         2.13 Escrow Accounts. The parties acknowledge that the Transferred Debts to be assumed have Escrow Accounts. Upon the Closing (a) if requested by an Approving Transfer, Heritage LP shall reimburse such Approving Transferor for the amount such Approving Transferor has deposited into the Escrow Account with respect to each Real Property, whereupon such Approving Transferor shall assign to Heritage LP, and Heritage LP shall have sole right and ownership of, all funds in such Escrow Account; or (b) each Approving Transferor shall withdraw all funds that it has deposited in each Escrow Account, whereupon Heritage LP shall make the appropriate deposits into the Escrow Account.


                                    ARTICLE 3

                      PROPERTY MANAGEMENT COMPANY MERGERS;
                      ------------------------------------
                     INTERNALIZATION OF PROPERTY MANAGEMENT
                     --------------------------------------

         3.1 Pima Realty Merger. Immediately following the execution of this Combination Agreement, Pima Realty, Pima Mortgage, Heritage Residential, Grove, Parise and Chan shall enter into the Pima Realty/Pima Mortgage Merger Agreement that shall provide for Pima Realty to be merged with and into Heritage
Residential (the "Pima Realty Merger") on the Closing Date with Heritage Residential continuing its corporate existence as the surviving corporation. The Pima Realty/Pima Mortgage Merger Agreement shall provide for the conversion of Pima Realty's shares of common stock into the right to receive 26,560 shares of REIT Stock, and such other terms and conditions as shall be set forth in the Pima Realty/Pima Mortgage Merger Agreement. By their execution of this Combination Agreement, each of Grove, Parise and Chan, in their capacities as the sole stockholders of Pima Realty, vote for, adopt, consent to and approve the Pima Realty Merger. Subject to the Fairness Opinion not being withdrawn or modified, the REIT, as the sole shareholder of Heritage Residential, hereby votes for, adopts, consents to and approves the Pima Realty Merger and the Pima Realty/Pima Mortgage Merger Agreement.

         3.2 Pima Mortgage Merger. Immediately following the execution of this Combination Agreement, each of Grove, Parise and Chan, each as the sole stockholder of JG Mortgage Advisors, Inc., JC Mortgage Advisors, Inc. and FP Mortgage Advisors, Inc., respectively, the three corporate partners of Pima Mortgage (the "Pima Mortgage Partners"), shall cause each of the Pima Mortgage Partners to enter into the Pima Realty/Pima Mortgage Merger Agreement that shall provide for each of the Pima Mortgage Partners to be merged with and into Heritage Residential (the "Pima Mortgage Merger") on the Closing Date with
Heritage Residential continuing its corporate existence as the surviving corporation. The Pima Realty/Pima Mortgage Merger Agreement shall provide for the conversion of all issued and outstanding shares of common stock of each of the Pima Mortgage Partners into the right to receive 235,440 shares of REIT Stock, and such other terms and conditions as shall be set forth in the Pima Realty/Pima Mortgage Merger Agreement. By their execution of this Combination Agreement, each of Grove, Parise and Chan, each as the sole stockholder of JG Mortgage Advisors, Inc., JC Mortgage Advisors, Inc. and FP Mortgage Advisors, Inc., respectively, vote for, adopt, consent to and agree to the Pima Mortgage Merger. Subject to receipt of a favorable fairness opinion, the REIT, as the sole shareholder of Heritage Residential, hereby votes for, adopts, consents to and approves the Pima Mortgage Merger and the Pima Realty/Pima Mortgage Merger Agreement.

         3.3 Associates Merger. Immediately following the execution of this Combination Agreement, Associates and Heritage Residential shall enter into the Associates Merger Agreement that shall provide for Associates to be merged with and into Heritage Residential (the "Associates Merger") on the Closing Date with Heritage Residential continuing its corporate existence as the surviving corporation. The Associates Merger Agreement shall provide for the conversion of Associates' shares of common stock into the right to receive 70,284 shares of REIT Stock and such other terms and conditions as shall be set forth in the Associates Merger Agreement. The REIT, as the sole shareholder of Heritage Residential, hereby votes for, adopts, consents to and approves the Associates Merger and the Associates Merger Agreement.

         3.4 Employment Agreements. On the Closing Date, the REIT and each of Winton, Grove, Parise and Chan shall enter into the Employment Agreements.

         3.5 Appointment of Winton as Director. Prior to the Closing Date, the REIT shall take all necessary action to increase the number of directors by one and to appoint Winton as a director effective as of the Closing Date to serve until the next annual election of directors.

         3.6 Fairness Opinion; All Documents Delivered. The REIT Parties have received an opinion, dated November 8, 1996, from Oppenheimer & Co., Inc. to the effect that the consideration to be received by the REIT in the Pima Mortgage Merger and Pima Realty Merger is fair to the REIT, from a financial point of view (the "Fairness Opinion"). A copy of the Fairness Opinion has been provided to the Transferors. The REIT has provided copies of all documents regarding the Pima Realty Merger and the Pima Realty Merger to the Transferors, and there are no other agreements, understandings or arrangements with respect to such mergers.

                                    ARTICLE 4

                       PARTNER AND STOCKHOLDER APPROVALS;
                       ----------------------------------
                         PROXY AND REGISTRATION FILINGS;
                         -------------------------------
                               OFFERING MEMORANDUM
                               -------------------

         4.1 Approval by Winton, as General Partner. Winton hereby approves and consents to the Exchange Offer and Asset Transfer and represents and warrants that he has (i) determined that this Combination Agreement and the transactions contemplated hereby, including the Exchange Offer and Asset Transfer, taken together, are in the best interests of the Transferor Partners, (ii) approved this Combination Agreement and the transactions contemplated hereby, including the Exchange Offer and Asset Transfer, and (iii) will recommend that the Transferor Partners accept the Exchange Offer or approve and adopt this Combination Agreement and the Asset Transfer; provided, however, that such recommendation may be withdrawn, modified or amended by Winton if he determines in good faith to do so in the exercise of his fiduciary duties, based upon written advice of counsel. Winton hereby agrees to cooperate with the REIT in preparing the Private Offering Memorandum and the REIT Proxy Statement and to provide such information about Winton and the Transferors as the REIT shall reasonably request.

         4.2 REIT Stockholder Approval. As soon as practicable after the Execution Date, the REIT shall prepare and file with the Securities and Exchange Commission (the "SEC"), a proxy statement and related proxy materials (the "REIT Proxy Statement") prepared in accordance with Section 14(a) under the Exchange Act and the rules and regulations promulgated thereunder in order to solicit the approval of the REIT's stockholders of the issuance of the REIT Stock in the Exchange Offer, upon exchange of LP Units, and pursuant to the Pima Mortgage Merger, the Pima Realty Merger, and the Associates Merger. The REIT shall use its best efforts to respond to any comments by the SEC regarding the REIT Proxy Statement, and to receive notification or confirmation, from staff of the SEC that they have no comments or no further comments on the REIT Proxy Statement. The REIT will use its best efforts to mail the REIT Proxy Statement to its stockholders as soon as practicable following the later of (i) notification (or confirmation) by the SEC that it will have no comments or no further comments on the REIT Proxy Statement and (ii) the Commitment Date. Such meeting of the stockholders of the REIT shall be held in accordance with the laws of the State of Maryland on or before the Expiration Date or as soon thereafter as is practicable. The REIT, acting through its Board of Directors, shall recommend to its stockholders approval of the issuance of REIT Stock as contemplated by this Combination Agreement and the Amended Partnership Agreement, and shall solicit proxies in favor of such approval and shall vote all proxies in accordance with the instructions thereon at the meeting of the REIT's stockholders; provided, however, that such recommendation and solicitation may be withdrawn, modified, or amended by the Board of Directors if it determines in good faith to do so in the exercise of the directors' fiduciary duties, based upon the written advice of counsel.

         4.3 REIT Proxy Statement. The REIT shall deliver the preliminary and definitive REIT Proxy Statement to Winton and each amendment thereto filed or proposed to be filed. The REIT shall advise Winton in writing (a) when the REIT Proxy Statement shall have been cleared by the SEC and when any amendment of or supplement to the preliminary REIT Proxy Statement is filed with the SEC, and
(b) when the SEC shall make a request or suggestion for any amendment to the preliminary REIT Proxy Statement and the nature and substance thereof. The REIT represents and warrants to each Transferor and Winton that the REIT Proxy Statement, when mailed to the REIT stockholders and at the date of the REIT stockholder meeting, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the REIT makes no representation or warranty as to any of the information supplied in writing by Winton or the Transferors.

         4.4 Transferor Proxy Statement. As soon as practicable after the Execution Date, the Transferors shall take all action necessary in accordance with applicable law and each Transferor's governing instruments to obtain approval of the Transferor Partners of the Asset Transfer. As soon as practicable after the Execution Date, each Transferor shall prepare a proxy statement ("Transferor Proxy Statement") for use by Transferor Partners in connection with obtaining the approvals referred to in the preceding sentence which shall comply in all material respects with the federal and state securities laws. Winton and each Transferor represent and warrant that the Transferor Proxy Statement and any amendments or supplements thereto shall not when sent to the Transferor Partners and at the Commitment Date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which it was made, not misleading. Each Transferor agrees to use its best efforts to send to its limited partners a copy of the Transferor Proxy Statement, a related form of proxy, together with the Private Offering Memorandum and the Letter of Transmittal, promptly after the Private Offering Memorandum is provided to it. The Letter of Transmittal shall provide that the election of a Transferor Partner to tender a Transferor Partnership Interest in the Exchange Offer made by such Transferor Partner shall constitute such Transferor Partner's vote for, approval, consent to, and adoption of the Asset Transfer, and the approval of the substitution of the REIT as a substitute limited partner as contemplated by the Exchange Offer. If a Transferor has not received the consent of its partners to the Asset Transfer on or prior to the Commitment Date as contemplated by
Section 1.1, such Transferor shall not be an Approving Transferor, and shall no longer be bound by the terms of this Agreement and the Exchange Offer shall automatically terminate as to the partners of such Transferor.

         4.5 Preparation of Private Offering Memorandum. The REIT shall prepare the Private Offering Memorandum describing the Exchange Offer and the REIT Stock covered thereby and the Asset Transfer and the LP Units covered thereby. The REIT shall prepare and make all filings under applicable state Blue Sky Laws to qualify or exempt from qualification the securities offered pursuant to such Exchange Offer and such Asset Transfer. The REIT shall deliver to Winton copies of the Private Offering Memorandum. The REIT represents and warrants to Winton and the Transferors that, with respect to the REIT and its subsidiaries, the Private Offering Memorandum and any amendments or supplements thereto shall not when first sent or given to the Transferor Partners and at the Commitment Date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the REIT makes no representation or warranty as to any of the information supplied in writing by Winton or the Transferors.

         4.6 Registration Agreements. In connection with the Exchange Offer, the REIT shall enter into the Registration Agreement pursuant to which the REIT shall agree to file, promptly following the Closing Date, a registration statement for resale, including a form of prospectus, and one or more amendments thereto, on Form S-3 or other appropriate form covering the shares of REIT Stock to be issued pursuant to the Exchange Offer as set forth in Section 1.1 hereof. In connection with the conversion of the LP Units, the REIT shall enter into the Exchange Registration Agreement pursuant to which the REIT shall agree to file and use its best efforts to have declared effective on the date the LP Units are first convertible into REIT Stock, a registration statement, including a form of prospectus, and one or more amendments thereto, on Form S-3 or other appropriate form, covering such shares of REIT Stock to be issued upon conversion of the LP Units issued pursuant to the Asset Transfer as set forth in Section 2.2 hereof.

         4.7 Information Respecting Transferors, Winton and Associates. Each Approving Transferor shall furnish in writing for inclusion in the REIT Proxy Statement and each Transferor shall furnish for inclusion in the Private Offering Memorandum such information about such Transferors, Winton and Associates that may be requested by the REIT Parties in writing. Each Transferor represents and warrants that the information so supplied, as it may be revised from time to time in writing by the respective Transferor, shall not, when sent to the Transferor Partners or REIT stockholders and (with respect to the Private Offering Memorandum) at the Commitment Date and (with respect to the REIT Proxy Statement) at the Closing Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.8 Information Respecting the REIT. The REIT shall furnish in writing for inclusion in the Transferor Proxy Statement such information about the REIT Parties, the REIT's subsidiaries, Grove, Parise and Chan as may be requested by Winton. The REIT represents and warrants that the information so supplied, as it may be revised from time to time in writing by the REIT, shall not when sent to the Transferor Partners and at the Commitment Date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they were made, shall not be misleading.

         4.9 Amendments to the Proxy Statement and Private Offering Memorandum. If, at any time prior to the meeting of the REIT's stockholders or the Commitment Date, it shall be necessary to amend or supplement the REIT Proxy Statement, the Transferor Proxy Statement or the Private Offering Memorandum to correct any statement or omission with respect to the REIT, Winton, the Transferors or their subsidiaries or assets, or in order to comply with any applicable legal requirements, the REIT or the Transferors, as the case may be, shall supply the necessary information to the other. To the extent necessary to comply with applicable legal requirements, the REIT shall amend or supplement the REIT Proxy Statement or the Private Offering Memorandum or the applicable Transferor shall amend or supplement its Transferor Proxy Statement, as the case may be, and take all steps necessary to cause documents as so corrected to be disseminated to the REIT stockholders or the Transferor Partners, as appropriate, as and to the extent required to comply with applicable federal and state laws.

         4.10 Transferor Partner Information. In connection with the Exchange Offer and Asset Transfer, Winton shall furnish the REIT with a list of the names and addresses of the limited partners of the Transferors. Winton shall cooperate with the REIT to establish to the reasonable satisfaction of the REIT which of the Transferor Partners are Accredited Investors and otherwise qualify under applicable Blue Sky laws to receive REIT Stock or the LP Units in a private placement. Subject to the requirements of law, and except for such steps as are necessary to disseminate the Private Offering Memorandum and the Exchange Offer Documents and any other documents necessary to consummate the Exchange Offer and Asset Transfer, the REIT shall, and shall cause each of its Affiliates to, hold the names and addresses of the limited partners in confidence, use such information only in connection with the Exchange Offer and the Asset Transfer, and, if this Combination Agreement is terminated, deliver to Winton all copies of such information or extracts therefrom then in its possession or under its control.

                                    ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         5.1 Transferors' Representations and Warranties. As a material inducement to the REIT Parties to execute this Combination Agreement and to the REIT Parties to consummate the transactions contemplated hereunder, each Transferor severally represents and warrants to the REIT Parties with respect to itself and each of its Properties, that as of the date hereof and as of the Closing Date:

                  (a)   Transferors'    Organizational    Representations    and
Warranties.

                           (i) Organization  and Authority.  Such Transferor has
been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization and, if different, is qualified to do business and in good standing in the state in which the Property that such Transferor owns is located. Such Transferor has the full right and authority to enter into this Combination Agreement. Subject to the receipt of consent by Transferor Partners satisfying the Required Partner Approval, such Transferor will have the full and right authority to transfer the Property to be conveyed by such Transferor and to consummate or cause to be consummated the transactions contemplated herein to be made by such Transferor. This Combination Agreement has been duly authorized and properly executed by the Transferor and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes the valid and binding obligation of such Transferor, enforceable against such Transferor in accordance with its terms.

                           (ii)  Conflicts.  The execution of and performance by
such Transferor of its obligations under this Combination Agreement does not and will not conflict with the terms of such Transferor's constituent documents and does not breach or violate any applicable law, rule or regulation of any governmental authority. Subject to obtaining the required consents and approvals by the Lender, there is no agreement to which such Transferor is a party or binding on such Transferor, which will be breached by or which is in conflict with the execution of or performance by such Transferor of its obligations under this Combination Agreement or with the rights granted to such Transferor hereunder.

                           (iii) Pending  Actions.  There is no action,  suit or
proceeding pending, or to such Transferor's knowledge, threatened against such Transferors or its Properties which would, if adversely determined, have a material adverse effect on the financial condition or results of operations of such Transferor. There is no action or proceeding pending, or to the Transferor's knowledge, threatened against such Transferor which challenges or impairs such Transferor's ability to execute, deliver or perform under this Combination Agreement, to transfer all of the Property to be conveyed by such Transferor hereunder or to consummate the transactions contemplated herein.

                  (b)      Transferors' Property Representations and Warranties.

                           (i)  Contractors  and  Suppliers.   All  contractors,
subcontractors, suppliers, architects, engineers and others that have performed services or labor or supplied material in connection with such Transferor's acquisition, development, ownership or management of its Properties have been, or will be in the ordinary course of business, paid in full prior to Closing and all liens arising therefrom (or claims which with the passage of time or notice or both, could mature into liens) have been, or will be in the ordinary course of business, satisfied and released prior to Closing.

                           (ii) Leases and Rent Roll.  Each Rent Roll  delivered
by such Transferor hereunder for each of its Real Properties is true, accurate and complete in all material respects. Except as set forth in the Rent Rolls or applicable Permitted Exceptions, there are no leases or occupancy agreements or rights of possession affecting the Real Properties of such Transferor. Except as otherwise specifically and expressly set forth in the Rent Rolls for each of the Real Properties of such Transferor: no presently effective rent concessions have been given to any tenants; no rent has been paid in advance by any tenants respecting a period subsequent to the Closing (except for the month in which the Closing occurs); no tenants have any claim against such Transferor for any deposits, other than pursuant to the terms of its Lease with respect to sums specified as deposits in the Rent Roll; no tenants have any options or rights of first refusal to extend or renew their Leases or to rent additional space or to purchase any of its Properties; there are no tenant improvements which are incomplete or which have not been fully paid for by such Transferor except as otherwise specified in this Combination Agreement; and there are no leasing or fees or commissions due, nor will any become due, in connection with any Lease or any renewal or extension of any Lease. Except as set forth in the Rent Rolls, no understanding or agreement with any party exists as to payment of any leasing or other fees or commissions regarding future leases or as to procuring of tenants for any of the Real Properties. To such Transferor's knowledge, no default or breach exists on the part of any tenant. Such Transferor has not received any notice of any material default or breach on the part of the landlord under any Lease, nor does there exist any such material default or breach on the part of the landlord.

                           (iii)  Operating  and  Financial   Statements.   Each
Operating and Financial Statement for each of its Real Properties shows all material items of income and expense (operating and capital) incurred in connection with such Transferor's ownership, operation and management of such Real Property for the periods indicated and are true, correct and complete in all material respects.

                           (iv) Notice of Violations. To the Transferor's actual
knowledge, such Transferor has not received written notice that any of its Properties or the use thereof violates any laws, rules and regulations of any federal, state, city or county government or any agency, body or subdivision thereof having any jurisdiction over any of its Properties that have not been resolved to the satisfaction of the issuer of the notice.

                           (v) Zoning,  Applicable Laws Governing  Operation and
Restrictions. None of such Transferor's Properties or their current use or operation fail to comply or are in violation, in any material respect, with current applicable laws, regulations, ordinances, building codes and rules of all applicable municipal, local, state and federal jurisdictions, including, without limitation, zoning ordinances, parking requirements, building codes and laws governing access for handicapped persons, and with restrictions, covenants or similar agreements affecting such Properties. Any and all variances and other exceptions granted by any governmental official, agency or body regarding the compliance by such Transferor's Properties with all such laws, ordinances, regulations, codes, restrictions, covenants or agreements have been validly issued and shall inure to the benefit of Heritage LP after the Closing Date.

                           (vi) Utilities.  All water, sewer, gas (to the extent
utilized), electric, telephone, drainage facilities and all other utilities required by law for the operation of each of such Transferor's Real Properties are installed to the boundaries of each of such Real Properties.

                           (vii)  Taxes  and  Assessments.  All  taxes  for  the
current year and all prior years for each of the Properties of such Transferor which are due and payable have been paid, except for installments due and not yet delinquent and supplemental taxes not yet assessed, and no taxes are delinquent. All impact fees or other assessments, fees or charges, however denominated, which may constitute a lien or charge on any of the Properties of such Transferor or which have been assessed or charged as a result of any permit, license or approval obtained for any of the Properties of such Transferor have been paid in full, and there is not presently pending any such assessment, fees or charges of any nature with respect to any of the Properties of such Transferor or any part thereof, nor has such Transferor received any notice of any such assessments, fees or charges being contemplated. No areas within any Real Property of such Transferor are subject to any existing improvement districts, except as may be disclosed by the applicable Title Report and any amendments thereto. All taxes with respect to such Transferor and the ownership and operation of its Properties, including, without limitation, income, gross receipts, net proceeds, ad valorem, turnover, personal property (tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational and interest equalization, windfall profits, severance and employees' income withholding and Social Security taxes imposed by the United States or any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country or by any other tax authority, including all applicable penalties and interest (the "Other Taxes"), have been properly determined in accordance with applicable rules and regulations and have been paid in full when due. Such Transferor has duly and timely filed all tax returns of every nature required to be filed by it with respect to the Other Taxes, in every jurisdiction in which the same may have been so required, and has paid all Other Taxes disclosed on such returns to the extent due. All Other Taxes of which notice has been received or which shall accrue on or prior to the Closing Date have been paid to the extent due.

                           (viii) Hazardous Materials. The environmental reports
for the Properties of such Transferor delivered to the REIT by such Transferor constitute true, accurate and complete copies of all of the environmental reports prepared for Transferors for each of the Properties. To Transferor's actual knowledge, none of the Real Properties of such Transferor are in noncompliance or in violation of Environmental Laws nor does there exist or has there been released, in either case, in violation of applicable Environmental Laws, Hazardous

Materials on or from any of the Real Properties of such Transferor, except as disclosed in any environmental reports in such Transferor's possession which have been delivered to the REIT pursuant to Section 2.4(d) hereof.

                           (ix)  Withholding   Obligation.   The  conveyance  to
Heritage LP of any of the Properties of such Transferor is not subject to any Federal, state or local withholding obligation of Heritage LP under the tax laws applicable to such Transferor or such of the Properties, including without limitation, any "bulk sales" or other similar laws.

                           (x) Condemnation.  No condemnation,  claims, actions,
suits or proceedings relating to any of the Real Properties of such Transferor are pending or, to Transferor's knowledge, threatened.

                           (xi) Insurance.  Each Schedule of Insurance  provided
by such Transferor is true, accurate and complete. Such Transferor has not received any notice from any insurance company or board of fire underwriters of any defects or inadequacies in, on or about any of the Real Properties of such Transferor or any part of component thereof that would adversely affect the insurability of any of such Real Properties or cause an increase in the premiums for any of such Properties that have not been cured or repaired to the satisfaction of the party issuing the notice. All insurance policies insuring the Real Properties of such Transferor are in full force and effect.

                           (xii) Ownership. Such Transferor is the owner and has
title to its Real Properties free and clear of any and all claims, taxes, assessments, reservations in patents, easements, rights-of-way, encumbrances, liens, covenants, conditions, restrictions, obligations and liabilities other than those specifically set forth herein or in its respective Title Report or approved in writing as set forth above.

                           (xiii) Flood Area.  Except as may be disclosed on the
survey respecting a Real Property of such Transferor, to Transferor's actual knowledge, no portion of the Real Properties is within any flood plain area as designated by the maps of the Federal Emergency Management Agency (FEMA maps) or any other governmental or quasi-governmental flood control agency.

                           (xiv)   Future   Transfer   Obligations.   Except  as
disclosed in the Title Reports for the Real Properties of such Transferor, there are no agreements, commitments or understandings by or between such Transferor and any third party pursuant to which such Transferor or its successors-in-interest are required to dedicate any part of any Real Property or to grant any easement, water rights, rights-of-way, road or license for ingress and egress or other use in respect to any part of any Real Property of such Transferor.

                           (xv)  Creditors.  There are no  attachments,  levies,
executions, assignments for the benefit of creditors, receiverships, conservatorships or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debtor or relief laws contemplated by such Transferor or pending in any current judicial or administrative proceedings against such Transferor.

                           (xvi) Loan Documents. The Loan Documents delivered by
such Transferor to the REIT constitute true, accurate and complete copies of all of the documents and instruments in effect with respect to the Mortgage Debts applicable to such Transferors. The Schedule of Loan Documents delivered to the REIT by such Transferor is true, accurate and complete. Such Transferor has not received any notice that such Transferor is in default under such Loan Documents, nor does any default or breach exist, nor any event or circumstance which, with the giving of notice, or passage of time, or both, would constitute a default or breach under such Loan Documents. The unpaid principal balance under the Loan Documents delivered to the REIT by such Transferor as of September 30, 1996 applicable to each Property of such Transferor is set forth in Schedule III attached hereto.

                           (xvii) Solvency. Such Transferor is, and at all times
during the period beginning on the date hereof and ending on and including the Closing Date will be, solvent. As used herein, solvent means with respect to an entity that such entity (i) does not have debts greater than the fair value of such entity's assets; (ii) is paying and anticipates that it will continue to pay such entity's debts as they become due; and (iii) has sufficient capital to run such entity's business.

                           (xviii)   Brokers'   Fees.  No  real  estate  broker,
salesperson or finder has engaged by such Transferor in connection with the transactions contemplated hereby that may result in claims for commissions or fees in connection therewith except Winton shall receive the real estate commissions set forth in Schedule IV hereto.

                           (xix)  Full  Disclosure.  Such  Transferor  has  made
available to the REIT all material documents, files, written information, books and records in such Transferor's possession or control and relating to the Properties of such Transferor.

                           (xx) Tenant  Options.  The Schedule of Tenant Options
furnished by such Transferor to the REIT is true, accurate and complete and the Tenant Options delivered by such Transferor to the REIT constitute true, accurate and complete copies of all Tenant Options. Such Transferor has not received any notice that such Transferor is in default under any of such Tenant Options, nor does any default or breach exist, nor any event or circumstance which, with the giving of notice, or passage of time, or both, would constitute a default or breach under Tenant Options.

                  (c)      Transferors' Securities Representations.

                           (i) Each  Approving  Transferor  will  acquire the LP
Units for the purpose of transferring such LP Units to its partners in connection with the liquidation of the Transferor as contemplated by Section 2.2(d) and not with a view to or for sale in connection with any public distribution thereof within the meaning of the Securities Act.

                           (ii)  Each   Approving   Transferor   has  sufficient
knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of investment in the LP Units. Each Approving Transferor has the ability to bear the economic risk of acquiring the LP Units.

                           (iii) Each  Approving  Transferor  has been  supplied
with, or had access to, information to which a reasonable investor would attach significance in making investment decisions, including, but not limited to the Private Offering Memorandum, all publicly available filings by the REIT under the Securities Act and the Exchange Act, and the REIT's annual and quarterly reports to stockholders, any information with respect to Heritage LP's financial condition, business and prospects, and any other information such Approving Transferor has requested, to answer all of its inquiries about Heritage LP and the REIT, and to enable it to make its decision to acquire the LP Units.

                           (iv) Each Approving  Transferor  hereby  acknowledges
that neither the LP Units nor the REIT Stock for which LP Units may be exchanged are registered under the Securities Act or any state securities laws and cannot be resold without registration thereunder or exemption therefrom. Each Approving Transferor agrees that, other than the transfers contemplated by Section 2.2(d), it will not transfer all or any portion of the LP Units or the underlying Shares unless such transfer has been registered or is exempt from registration under the Securities Act and any applicable state securities laws. The LP Units contain a prominent legend with respect to the restrictions on transfer under the Securities Act and under applicable state securities laws.

                  (d)      Other Representations and Warranties.

                           (i) ERISA.  Such  Transferor  holds no "plan assets,"
within the meaning of Department of Labor regulations at 29 C.F.R. section 2510.3-101, of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the transactions contemplated by this Combination Agreement are not part of an agreement, arrangement or understanding designed to benefit a party in interest with respect to any employee benefit plan subject to ERISA that invests in such Transferor.

                  The term  "to  Transferors'  knowledge"  as it is used in this
Section 5.1 shall mean the actual knowledge of the applicable Transferor, after making inquiry in accordance with the Transferors' general internal reporting requirements. A breach of a representation set forth in this Section 5 by a Transferor shall constitute a failure of the condition set forth in Section 6.1(a) hereof only as to such Transferor.

         5.2 The REIT's Representations and Warranties. As a material inducement to Transferors to execute this Combination Agreement and consummate the transactions contemplated hereunder, the REIT represents and warrants to the Approving Transferors that as of the date hereof and as of the Closing Date:

                  (a)      REIT Organizational Representations and Warranties.

                           (i)  Organization  and  Authority.  The REIT has been
duly organized, is validly existing as a corporation under the laws of its state of incorporation and is in good standing in such state and, if different, is qualified to do business and in good standing in the jurisdictions in which the property owned by the REIT or the business conducted by the REIT requires such qualification. Each of the REIT's subsidiaries has been duly organized and is validly existing under the laws of its organization and, if different, is qualified to do business in the jurisdictions in which the property owned by such subsidiary or the business conducted by such subsidiary requires such qualification. The REIT has the full corporate right and authority and has obtained any and all consents required therefor to enter into this Combination Agreement and, upon the approval by a majority of the votes cast by the stockholders of the REIT in person or by proxy to list the REIT Stock issued pursuant to this Combination Agreement, the exchange of the LP Units for REIT Stock under the Amended Partnership Agreement, the Pima Mortgage Merger, the Pima Realty Merger and the Associates Merger, as contemplated by Section 712 of the Rules and Policies of the American Stock Exchange, Inc. The persons signing this Combination Agreement on behalf of the REIT are authorized to do so. This Combination Agreement and all of the documents to be delivered by the REIT at the Closing have been or will be authorized and properly executed and do or will constitute the valid and binding obligations of the REIT, enforceable against the REIT in accordance with their terms.

                           (ii)  Conflicts.  The execution of and performance by
the REIT under this Combination Agreement does not and will not conflict with the Amended and Restated Articles of Incorporation or By-Laws of the REIT and does not breach or violate any applicable law, rule or regulation of any governmental authority. There is no agreement to which the REIT is a party or, to the REIT's knowledge, binding on the REIT which will be breached by or which is in conflict with its execution of or performance of its obligations under this Combination Agreement or with the rights granted to the REIT hereunder.

                           (iii) Pending  Actions.  There is no action,  suit or
proceeding pending or, to the REIT's knowledge, threatened against the REIT or any of its properties, which would, if adversely determined, have a material adverse effect on the financial condition or results of operations of the REIT. There is no action or proceeding pending or, to the REIT's knowledge, threatened against the REIT which challenges or impairs the REIT's ability to execute, deliver and perform under this Combination Agreement.

                  (b)      REIT Property Representations and Warranties.

                           (i)  Notice  of  Violations.  To  the  REIT's  actual
knowledge, the REIT has not received written notice that any of its Properties or the use thereof violates any laws, rules and regulations of any federal, state, city or county government or any agency, body or subdivision thereof having any jurisdiction over any of the REIT Properties that have not been resolved to the satisfaction of the issuer of the notice.

                           (ii) Zoning,  Applicable Laws Governing Operation and
Restrictions. None of the Properties of the REIT or its current use or operation fail to comply or are in violation, in any material respect, with current applicable laws, regulations, ordinances, building codes and rules of all applicable municipal, local, state and federal jurisdictions, including, without limitation, zoning ordinances, parking requirements, building codes and laws governing access for handicapped persons and with restrictions, covenants or similar agreements affecting such Properties. Any and all variances and other exceptions granted by any governmental official, agency or body regarding the Property's compliance with all such laws, ordinances, regulations, codes, restrictions, covenants or agreements have been validly issued.

                           (iii) Utilities. All water, sewer, gas (to the extent
utilized), electric, telephone, drainage facilities and all other utilities required by law for the operation of each of the Real Properties of the REIT are installed to the boundaries of each of the Real Properties of the REIT.

                           (iv) Taxes and Assessments. All taxes for the current
year and all prior years for each of the Properties of the REIT which are due and payable have been paid, except for installments due and not yet delinquent and supplemental taxes not yet assessed, and no taxes are delinquent. All impact fees or other assessments, fees or charges, however denominated, which may constitute a lien or charge on any of the Properties of the REIT or which have been assessed or charged as a result of any permit, license or approval obtained for any of the Properties of the REIT have been paid in full, and there is not presently pending any such assessment, fees or charges of any nature with respect to any of the Properties of the REIT or any part thereof, nor has the REIT received any notice of any such assessments, fees or charges being contemplated. No areas within any Real Property of the REIT are subject to any existing improvement districts, except as may be disclosed by the applicable Title Report and any amendments thereto. All taxes with respect to the REIT and the ownership and operation of its Properties, including, without limitation, income, gross receipts, net proceeds, ad valorem, turnover, personal property (tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational and interest equalization, windfall profits, severance and employees' income withholding and Social Security taxes imposed by the United States or any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country or by any other tax authority, including all applicable penalties and interest (the "Other Taxes"), have been properly determined in accordance with applicable rules and regulations and have been paid in full when due. The REIT has duly and timely filed all tax returns of every nature required to be filed by it with respect to the Other Taxes, in every jurisdiction in which the same may have been so required, and has paid all Other Taxes disclosed on such returns to the extent due. All Other Taxes of which notice has been received or which shall accrue on or prior to the Closing Date have been paid to the extent due.

                           (v)  Hazardous   Materials.   To  the  REIT's  actual
knowledge, none of the Real Properties of the REIT are in noncompliance or in violation of Environmental Laws nor does there exist or has there been released, in either case, in violation of applicable Environmental Laws, Hazardous Materials on or from any of the Real Properties of the REIT.

                           (vi) Condemnation. No condemnation,  claims, actions,
suits or proceedings relating to any of the Real Properties of the REIT are pending or, to the REIT's knowledge, threatened.

                           (vii)  Creditors.  There are no attachments,  levies,
executions, assignments for the benefit of creditors, receiverships, conservatorships or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debtor or relief laws contemplated by the REIT or pending in any current judicial or administrative proceedings against the REIT.

                           (viii) Solvency. The REIT is, and at all times during
the period beginning on the date hereof and ending on and including the Closing Date will be, solvent. As used herein, solvent means with respect to an entity that such entity (i) does not have debts greater than the fair value of such entity's assets; (ii) is paying and anticipates that it will continue to pay such entity's debts as they become due; and (iii) has sufficient capital to run such entity's business.

                  (c)      REIT Securities Representations and Warranties.

                           (i)  Reserved  Shares.  From the  authorized  capital
stock of the REIT, a sufficient number of shares of REIT Stock shall have been reserved by the REIT at Closing for issuance to Transferor Partners in the Exchange Offer and to the Transferors upon exchange of the LP Units therefor in accordance with the terms of the Amended Partnership Agreement.

                           (ii) REIT Common  Stock.  The REIT Stock to be issued
in accordance with the Exchange Offer and the exchange of LP Units to REIT Stock will be duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right and, subject to compliance with the Securities Act and the Exchange Act, will be eligible for listing on the American Stock Exchange.

                  The term "to the REIT's knowledge" as used in this Section 5.2 shall mean the actual knowledge of the REIT, after making inquiry in accordance with the REIT's general internal reporting requirements.

         5.3 Heritage LP's Representations and Warranties. As a material inducement to the Winton Parties to execute this Combination Agreement and consummate the transactions contemplated hereunder, Heritage LP represents and warrants to the Winton Parties that as of the date hereof and as of the Closing
Date:

                  (a)   Heritage   LP's   Organizational   Representations   and
Warranties.

                           (i) Partnership Organization and Authority.  Heritage
LP has been, and at the Closing, each Subsidiary Partnership will be, duly organized under the Delaware Revised Uniform Limited Partnership Act, is or will be validly existing as a Delaware limited partnership, and is or will be in good standing in the State of Delaware. Heritage LP is and, at the Closing each Subsidiary Partnership will be, qualified to do business and in good standing under the laws of each jurisdiction in which the Property owned or to be owned by Heritage LP or such Subsidiary Partnership or the business conducted or to be conducted by Heritage LP or such Subsidiary Partnership requires such qualification. The REIT and Heritage SGP are the sole general partners of Heritage LP and will be the sole general partners of each Subsidiary Partnership, Grove is the sole limited partner of Heritage LP, and Heritage LP will be the sole limited partner of each Subsidiary Partnership. Heritage LP has the full right and authority and has obtained any and all consents required therefor to enter into this Combination Agreement and to consummate or cause to be consummated the transactions contemplated herein. The persons signing this Combination Agreement on behalf of Heritage LP at the Closing has been authorized to do so. This Combination Agreement and all of the documents to be delivered by Heritage LP at the Closing have been or will be authorized and properly executed and do or will constitute the valid and binding obligations of Heritage LP, enforceable against Heritage LP in accordance with their terms.

                           (ii)  Conflicts.  The execution of and performance of
this Combination Agreement does not and will not conflict with the Amended Partnership Agreement or the Certificate of Limited Partnership of Heritage LP. There is no agreement to which Heritage LP is a party or, to Heritage LP's knowledge, binding on Heritage LP which will be breached by or is in conflict with its execution of or performance under this Combination Agreement.

                           (iii)  Pending   Actions.   There  is  no  action  or
proceeding pending or, to Heritage LP's knowledge, threatened against Heritage LP or any of Heritage LP's properties, which would, if adversely determined, have a material adverse effect on the financial condition or results of operations of Heritage LP. There is no action or proceeding pending or, to Heritage LP's knowledge, threatened against Heritage LP which challenge or impair Heritage LP's ability to execute, deliver and perform under this Combination Agreement.

                           (iv)  No  Business.  Prior  to the  Closing,  none of
Heritage LP nor any Subsidiary Partnership shall engage in any business or other activities, except for the formation of the Partnership and (in the case of Heritage LP) the execution of this Combination Agreement.

                  The term "to Heritage LP's  knowledge" as used in this Section
5.3 shall mean the actual knowledge of Heritage LP, after making inquiry in accordance with Heritage LP's general internal reporting requirements.

                  (b) Heritage LP's Securities Representations and Warranties.

                           (i)  Heritage LP Units.  The  Heritage LP Units to be
issued will be duly authorized, validly issued, fully paid and non-assessable and will represent valid limited partnership interests in Heritage LP.

         5.4  Heritage  SGP's  Representations  and  Warranties.  As a  material inducement to Winton Parties to execute this Combination Agreement and consummate the transactions contemplated hereunder, Heritage SGP represents and warrants to the Winton Parties that as of the date hereof and as of the Closing
Date:

                  (a) Organization and Authority. Heritage SGP has been duly organized, is validly existing as an Arizona corporation, and is in good standing in the State of Arizona and each other jurisdiction in which the assets owned or the business conducted by it requires such qualification. Heritage SGP has the full right and authority and has obtained any and all consents required to enter into this Combination Agreement and to consummate or cause to be consummated the transactions contemplated herein. The persons signing this Combination Agreement on behalf of Heritage SGP are authorized to do so. This Combination Agreement and all of the documents to be delivered by Heritage SGP at the Closing have been or will be authorized and properly executed and do or will constitute the valid and binding obligations of Heritage SGP, enforceable against Heritage SGP in accordance with their terms.

                  (b) Conflicts. The execution of and performance by Heritage SGP under this Combination Agreement does not and will not conflict with the Articles of Incorporation or ByLaws of Heritage SGP. There is no agreement to which Heritage SGP is a party or, to Heritage SGP's knowledge, binding on Heritage SGP which will be breached by or which is in conflict with its execution of performance under this Combination Agreement.

                  (c) Pending Actions. There is no action or proceeding pending or, to Heritage SGP's knowledge, threatened against Heritage SGP or any of its properties, which would, if adversely determined, have a material adverse effect on the financial condition or results of operations of Heritage SGP. There is no action or proceeding pending or, to Heritage SGP's knowledge, threatened against Heritage SGP which challenges or impairs Heritage SGP's ability to execute, deliver and perform under this Combination Agreement.

                  The term "to Heritage  SGP's  knowledge" as it is used in this
Section 5.4 shall mean the actual knowledge of Heritage SGP, after making inquiry in accordance with Heritage SGP's general internal reporting requirements.


                                    ARTICLE 6
                                    COVENANTS
                                    ---------

         6.1 Covenants of Winton Parties. The Winton Parties agree that, unless the REIT otherwise agrees in writing, at all times prior to the Closing Date:

                  (a) Preservation of Business. The Winton Parties shall, consistent with the provisions of Section 2.4 hereof, use their best efforts to
(i) preserve intact the present business organization of each Transferor; (ii) preserve the present goodwill and advantageous relationships of each Transferor with all persons having business dealings with such Transferor; and (iii) preserve and maintain in force all licenses, registrations, franchises, patents, trademarks, copyrights, bonds and other similar rights of each Transferor. The Winton Parties and its subsidiaries shall maintain in force all property, casualty, crime, directors, and officers and other forms of insurance which they are presently carrying.

                  (b) Books and Records. The Transferors shall maintain their books, accounts and records in the usual, regular and ordinary manner, and on a basis consistent with prior years, and shall comply with all laws applicable to them or to the conduct of their business.

                  (c) No Organic Change. The Transferors shall not (i) amend their partnership agreements or management agreements; or (ii) make any change in their capital or otherwise.

                  (d) Compensation. The Transferors shall not (i) increase the compensation payable to any employee or partner or the fees payable pursuant to any management or consulting agreement from the amount payable as of the Execution Date, or (ii) introduce or change any pension or profit sharing plan, or any other employee benefit arrangement.

                  (e) Distributions. Except as provided in this Contribution Agreement, the Transferors shall not declare, make or pay any distribution with respect to its partnership interests.

                  (f) Consents and Approvals. The Winton Parties shall use their best efforts to obtain all necessary consents and approvals of other persons and governmental authorities to the performance by the Winton Parties of the transactions contemplated by this Combination Agreement. The Winton Parties shall make or cause to be made all filings, applications, statements and reports to all federal and state government agencies or entities which are required to be made prior to the Closing Date by or on behalf of the Winton Parties pursuant to any statute, rule or regulation in connection with the transactions contemplated by this Combination Agreement.

                  (g) Truth of Representations and Warranties. None of the Winton Parties shall take any of the foregoing actions or any action which would make any representation or warranty contained in Section 5.1 hereof to be untrue or incorrect in any material respect.

         6.2 Covenants of the REIT Parties. The REIT Parties agree that unless Winton otherwise agrees in writing, at all times prior to the Closing Date:

                  (a) Preservation of Business. The REIT Parties shall use their best efforts to (i) preserve intact the present business organization of the REIT Parties; (ii) preserve the present goodwill and advantageous relationships of the REIT Parties with all persons having business dealings with the REIT Parties; and (iii) preserve and maintain in force all licenses, registrations, franchises, patents, trademarks, copyrights, bonds and other similar rights of the REIT Parties. The REIT Parties and their subsidiaries shall maintain in force all property, casualty, crime, directors, and officers and other forms of insurance which they are presently carrying.

                  (b) Ordinary Course. The REIT Parties shall operate their business only in the usual, regular and ordinary course and manner.

                  (c) Books and Records. The REIT Parties shall maintain their books, accounts and records in the usual, regular and ordinary manner, and on a basis consistent with prior years, and shall comply with all laws applicable to them or to the conduct of their business.

                  (d) No Organic Change. The REIT Parties shall not (i) amend their Articles of Incorporation or bylaws, except for those amendments set forth in the REIT Proxy Statement; (ii) make any change in their capital stock by reclassification, subdivision, reorganization or otherwise; or (iii) change the character of their business.

                  (e) Consents and Approvals. The REIT Parties shall use their best efforts to obtain all necessary consents and approvals of other persons and governmental authorities to the performance by them of the transactions contemplated by this Combination Agreement. The REIT Parties shall make or cause to be made all filings, applications, statements and reports to all federal and state government agencies or entities which are required to be made prior to the Closing Date by or on behalf of the REIT Parties pursuant to any statute, rule or regulation in connection with the transactions contemplated by this Combination Agreement.

                  (f) Truth of Representations and Warranties. None of the REIT Parties shall take any of the foregoing actions or any action which would make any representation or warranty contained in Section 5.2 hereof to be untrue or incorrect in any material respect.

                  (g) Dividends. Without the prior written consent of Winton, which consent shall not be unreasonably withheld, the REIT shall not, on or after the Execution Date declare or pay any cash dividends or property dividends with respect to REIT Stock, with the exception of customary periodic cash dividends paid by the REIT to holders of REIT Stock at such intervals and in such amounts as are in every case consistent with the amounts and intervals characteristic of the REIT or such as may be required to comply with the applicable REIT dividend requirements.

         6.3 Acquisition Proposals. From and after the date hereof, no Winton Party, without the prior written consent of the REIT, will, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) or take any other action to facilitate knowingly any inquiries or the making of any proposals which constitute or may reasonably be expected to result in an Acquisition Proposal from any person, or engage in any discussions or negotiations relating thereto or accept any Acquisition Proposal; provided however, that notwithstanding any other provision hereof, a Transferor or other Winton Party may (i) at any time prior to the Commencement Date engage in discussions or negotiations with a third party who (without any solicitation, initiation, encouragement, discussion or negotiation, directly or indirectly, by or with the Winton Parties after the date hereof) seeks to initiate such discussions or negotiations and may furnish such third party information concerning the Winton Parties and its business, properties, and assets if, and only to the extent that, the general partner of the Transferor determines based on the advice of outside counsel, that such action is necessary for the general partner of the Transferor to act in a manner consistent with his fiduciary duties and/or (ii) provided the Transferor(s) terminate this Combination Agreement under Section 9.3(h) hereof, accept an Acquisition Proposal from a third party. In the event any of the Winton Parties shall receive any Acquisition Proposal or inquiry of the type referred to in this Section 6.3, such Winton Party shall promptly communicate to the REIT the terms of any such offer or inquiry.

         6.4 Best Efforts. Subject to the terms and conditions of this Combination Agreement, and subject to fiduciary duties under applicable law, as advised by counsel, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Combination Agreement, including, without limitation, using its best efforts to make all necessary, proper or advisable registrations and filings and obtain all necessary, proper or advisable permits, consents, authorizations, requests and approvals of third parties and governmental authorities. It at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Combination Agreement (including providing any information in any way related to the assets to be purchased pursuant to this Combination Agreement), the proper partners, officers and directors of each party to this Combination Agreement shall take all such action.

         6.5 Distribution of Net Working Capital. Immediately prior to the Closing Date, each Approving Transferor shall distribute to its partners an amount in cash equal to the Net Working Capital (less any payments of principal made during such quarter) of such Approving Transferor as of the first day of the full calendar quarter immediately preceding the Closing Date. As used herein, the Net Working Capital of an Approving Transferor shall mean the current assets minus the current liabilities (less any payments of principal made during such quarter) of such Approving Transferor as of the date of calculation, calculated in accordance with generally accepted accounting principles as modified for tax basis accounting. Each Transferor shall deliver a certificate to the REIT and Heritage LP setting forth the calculation of the Net Working Capital of such Approving Transferor.

                                    ARTICLE 7
                              CONDITIONS PRECEDENT
                              --------------------

         7.1 Approving Transferor. Notwithstanding any other provision in this Combination Agreement, the REIT shall not be required to accept for payment or pay for any Transferor Partnership Interests tendered by a Partner of a Transferor and Heritage LP shall not be required to consummate the Asset Transfer with respect to such Transferor unless (i) all of the conditions to the parties' obligations to close the transactions contemplated by this Combination Agreement set forth in Section 7.3 have been satisfied or waived by the REIT Parties and (ii) such Transferor is an Approving Transferor. As used herein, a Transferor shall be deemed an Approving Transferor if each of the following conditions with respect to the Transferor has been satisfied by such Transferor at the Closing or waived by the REIT (with respect to the Exchange Offer) and Heritage LP (with respect to the Asset Transfer) in their sole and absolute discretion:

                  (a) The representations and warranties of such Transferor contained herein shall be true and correct in all material respects at Closing as if made as of the Closing Date (however, if a particular representation or warranty shall be made only to a Transferor's knowledge, then the condition under this Section 7.1(a) shall not be deemed to be fulfilled with respect to such items unless the same would be fulfilled if such limitation did not exist);

                  (b) Each of the obligations of the REIT or Heritage LP required to be satisfied in Section 7.2 with respect to such Transferor shall have been met with respect to the Transferor as of the Closing;

                  (c) No action or proceeding by any governmental agency shall have been instituted or threatened which would enjoin, restrain or prohibit, or which could reasonably be expected to result in substantial damages in respect of the Property owned by such Transferor which in the reasonable judgment of the REIT Parties make it inadvisable to consummate such transaction, and no court order shall have been issued in any action or proceeding instituted by any person which enjoins, restrains or prohibits the consummation of the transactions contemplated by this Combination Agreement with respect to the Transferor and no proceeding for such an order shall have been instituted which in the reasonable judgment of the REIT or Heritage LP is likely to result in the issuance of such an order;

                  (d) Such Transferor shall have delivered, or caused to be delivered, each of the items specified in Section 8.3 hereof which such Transferor is required to deliver and such Transferor shall have performed in all material respects each of the other obligations required to be performed by it under this Combination Agreement;

                  (e) The aggregate percent interests of all Transferor Partners executing written consents approving the Asset Transfer plus the aggregate percent interests of all Transferor Partners who validly tendered Transferor Partnership Interests in the Exchange Offer, shall equal or exceed the percent interest in such Transfer or which is required to approve the Asset Transfer, which percent interest is set forth on Schedule V (the "Required Partner Approval");

                  (f) The Custodian shall have delivered, or caused to be delivered to the REIT, a properly completed and executed Letter of Transmittal for each Transferor Partner of such Transferor participating in the Exchange Offer;

                  (g) No material default (other than a default in payment of rent that is not more than 15 days past due) shall exist under any of the Leases with any of the Major Tenants for such Transferor's Real Property that was not disclosed in the Rent Roll for the respective Real Property delivered to the REIT pursuant to Section 2.4(d) hereof, and no Major Tenant or Required Additional Tenant shall have initiated or had initiated against it any insolvency, bankruptcy, receivership, or other comparable proceeding that was not disclosed in the Rent Roll for such Transferor's Real Property delivered to the REIT pursuant to
         Section 2.4(d) hereof;

                  (h) At the Closing, as a condition to the REIT Parties obligation to close, the Title Company shall deliver to the REIT (i) Owner Policies of Title Insurance (collectively "Texas Title Policies") issued by the Title Company, covering each of the properties situated within the State of Texas, in the form prescribed by the State Board of Insurance for use in Texas, each of the Texas Title Policies to be dated the date of the recording of the applicable deed covering the Real Property covered thereby and to be in the amount of the Deemed Value of the respective Real Property covered thereby (which allocation shall be provided by the related Transferor), insuring Heritage LP as owner of good and indefeasible title to the Survey legal description of the Real Property covered thereby and subject only to the Permitted Exceptions that are applicable to such Real Property and such exceptions as are required by applicable Texas law to be included in Schedule B to each such policy of title insurance, (ii) ALTA Owner's Policies of Title Insurance (collectively the "Washington Title Policies") issued by the Title Company with (to the extent permitted by Washington law and insurance regulations) extended coverage providing for deletion of general exceptions 1 through 5, access endorsements to specified streets, contiguity endorsements as to Properties comprised of multiple adjoining parcels and easement parcels, restriction endorsements, endorsements deleting item number 4 (or the creditor's right exception) of the "Exclusions From Coverage," dated the date and time of the recording of the applicable deed and in the amount of the Deemed Value of the respective Real Property covered thereby (which allocation shall be provided by the related Transferor), insuring Heritage LP as owner of good and indefeasible fee simple title to the Survey legal description of the Real Property covered thereby, and subject only to the Permitted Exceptions as are applicable to such Real Property and required under applicable Washington law and containing such other endorsements as may be reasonably required by the REIT; and
         (iii) undated UCC searches from the State of Texas and the State of Washington disclosing no security interests or liens affecting any of the Properties other than those to be released at the Closing and other than those created pursuant to the Transferred Debt. Each Transferor shall execute at Closing such affidavits and indemnities as may be appropriate under applicable facts and as reasonably required by the Title Company in order for it to issue such above-referenced Texas Title Policies and Washington Title Policies;

                  (i) The Lender of the Mortgage Debt of such Transferor shall have consented to the transfer of the Property owned by such Transferor subject to the Transferred Debt as contemplated by Section 2.3, or Heritage LP shall have agreed to refinance or pay off such Mortgage Debt; and

                  (j) There shall be no material adverse change in the business, properties, net income or financial condition of such Transferor.

         7.2 Conditions to Approving Transferors' Obligations to Close. Notwithstanding anything to the contrary herein, an Approving Transferor's obligations at the Closing to consummate the transactions contemplated hereunder shall be contingent upon the following:

                  (a) The REIT's representations and warranties contained herein shall be true and correct in all material respects at Closing as if made as of the Closing Date; and

                  (b) The REIT shall have delivered, or caused to be delivered, each of the items specified in Section 8.5 hereof and shall have performed each of the other obligations required to be performed hereunder.

         7.3 Conditions Applicable to All Parties. Notwithstanding anything to the contrary herein, the obligation of each party to this Combination Agreement at the Closing to consummate the transactions contemplated by this Combination Agreement shall be contingent on the satisfaction of each of the following conditions:

                  (a) The stockholders of the REIT shall have voted to approve the listing of the REIT Stock to be issued in the Exchange Offer, upon conversion of the LP Units, in the Associates Merger, in the Pima Realty Merger, and in the Pima Mortgage Merger, as contemplated by Section 4.2;

                  (b) All of the conditions for the closing and consummation of the transactions contemplated by the Management Merger Agreements shall have been satisfied or waived prior to the Closing, and the mergers contemplated by the Management Merger Agreements shall close at the same time as the other transactions contemplated hereby;

                  (c) The REIT Fairness Opinion has not been withdrawn as of the Closing Date;

                  (d) The Minimum Condition shall have been satisfied;

                  (e) No action or proceeding by any governmental agency shall have been instituted or threatened which would enjoin, restrain or prohibit, or might result in substantial damages in respect of this Combination Agreement or the consummation of the transactions contemplated by this Combination Agreement, and would in the reasonable judgment of the REIT Parties make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other party which enjoins, restrains or prohibits this Combination Agreement or consummation of the transactions contemplated by this Combination Agreement; and

                  (f) Heritage LP shall not be required to pay more than $1.5 million in cash to the Transferors under Section 2.2(d).


                                    ARTICLE 8
                                     CLOSING
                                     -------

         8.1 Closing Date. The consummation of the transactions contemplated hereby with respect to all Properties, Approving Transferors and Selling Transferor Partners except First Appian Way Associates, L.P. ("First Appian Way"), First Greenwood Creek Associates, L.P. ("Greenwood Creek") and First Springfield Associates, L.P. ("Springfield") (the "Initial Closing") shall occur at the offices of O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, P.A. ("O'Connor Cavanagh") in Phoenix, Arizona or such other place to which the parties may agree on the date (the "Initial Closing Date") that shall be the date selected by the REIT prior to thirty (30) days after the vote by the stockholders of the REIT contemplated by Section 4.2. A pre-closing conference shall commence at least three (3) business days prior to the Initial Closing
Date, during which all deliveries (other than the REIT Initial Capital Contribution and other than deliveries by or respecting Greenwood Creek, Springfield and First Appian Way) shall be made into an escrow between the parties. All deliveries made during this pre-closing period shall be deemed deliveries made at the Initial Closing. Notwithstanding the foregoing, the consummation of the transactions contemplated hereby respecting Greenwood Creek, Springfield and First Appian Way (the "Subsequent Closings") shall occur at the offices of O'Connor Cavanagh in Phoenix, Arizona or such other place to which the parties may agree on the date which is mutually agreed upon by Winton and the REIT but in no event earlier than March 1, 1997 (the "Subsequent Closing Date"); provided, however, that in the event that the Initial Closing shall not have occurred prior to the Subsequent Closing, then such Subsequent Closing shall occur simultaneously with the Initial Closing. All references in this Combination Agreement to "Closing" or "Closing Date" shall refer to the Initial Closing if pertaining to any Property other than Greenwood Creek, Springfield or First Appian Way and shall refer to the Subsequent Closing if pertaining to Greenwood Creek, Springfield or First Appian Way. The REIT's obligation to consummate the transactions contemplated with respect to each of Greenwood Creek, Springfield and First Appian Way are contingent upon each of Greenwood
Creek, Springfield and First Appian Way realizing net operating income of $192,000, $203,500 and $132,500, respectively, for the three months prior to the Subsequent Closing Date.

         8.2 Sequence of Closings. Deliveries of all documents to effect each of the transactions contemplated by this Combination Agreement shall be deemed to be made simultaneously and in escrow except with respect to the Properties and the related Transferors subject to the Subsequent Closing. The Closing of each of the transactions contemplated by this Combination Agreement shall be contingent on the satisfaction of conditions for each other transaction contemplated by this Combination Agreement except that the Initial Closing shall not be contingent upon the satisfaction of conditions with respect to First Appian Way, Greenwood Creek or Springfield. The transactions shall be deemed to occur in the following order:

                  first, the Exchange Offer shall be deemed to close with respect to all Approving Transferors transferring Properties in the Initial Closing, and the REIT shall be substituted as a limited partner of such Approving Transferors;

                  second, the Asset Transfer shall be deemed to close with respect to each Property transferred in the Initial Closing, and each such Property owned by an Approving Transferor shall be sold to Heritage LP in exchange for LP Units;

                  third, the Pima Realty Merger shall be closed as contemplated by the Pima Realty/Pima Mortgage Merger Agreement;

                  fourth,   the  Pima   Mortgage   Merger  shall  be  closed  as
contemplated by the Pima Realty/Pima Mortgage Merger Agreement;

                  fifth, the Associates Merger Agreement shall be closed as contemplated by the Associates Merger Agreement;

                  sixth, each of Winton, Grove, Parise, and Chan shall enter into the Employment Agreements;

                  seventh, the Exchange Offer shall be deemed to close with respect to all Approving Transferors transferring Properties in the Subsequent Closing (in the event such Subsequent Closing does not occur simultaneous with the Initial Closing), and the REIT shall be substituted as a limited partner of such Approving Transferors; and

                  eighth, the Asset Transfer shall be deemed to close with respect to each Property transferred in the Subsequent Closing, and each such Property owned by an Approving Transferor shall be sold to Heritage LP in exchange for LP Units.

         8.3 Transferor Partners' Deliveries to Close the Exchange Offer. At the Closing, each Transferor Partner who has tendered a Transferor Partner Interest in an Approving Transferor pursuant to the Exchange Offer shall cause the Custodian to deliver to the REIT the following pursuant to the Custody
Agreement:

                  (a) A Letter of Transmittal, completed and duly executed by such Transferor Partner, in the form of Exhibit A hereto;

                  (b) All right, title and interest in and to the Transferor Partner Interests owned by Transferor Partner;

                  (c) A duly executed counterpart of the Registration Agreement; and

                  (d)  Any  other   documents   called  for  by  the  Letter  of
Transmittal.

         8.4 Custodian's Deliveries to Close the Exchange Offer. At the Closing, the Custodian shall deliver to the REIT a copy of the Custody Agreement, which was executed by the Custodian and each Transferor Partner of an Approving Transferor who tendered Transferor Partner Interests in the Exchange Offer and which were accepted for purchase by the REIT.

         8.5 REIT's Deliveries to Close the Exchange Offer. At the Closing, the REIT shall deliver to each Transferor Partner of an Approving Transferor who tendered Transferor Partner Interests in the Exchange Offer by delivery to the Custodian pursuant to the Custody Agreement, the following:

                  (a) A certificate representing the number of validly issued, fully paid, and non-assessable shares of REIT Stock equal to the Exchange Value attributable to all Transferor Partner Interests in Approving Transferors tendered by such Transferor Partner divided by the REIT Stock Price, registered in the name of each Transferor Partner;

                  (b) A certificate executed by a duly authorized officer of the REIT setting forth the calculation of the Exchange Value attributable to the Transferor Partnership Interests in Approving Transferors tendered by such Transferor Partner and accepted for purchase by the REIT;

                  (c) A counterpart of the Registration Agreement duly executed by the REIT;

                  (d) A certificate signed by a duly authorized officer of the REIT stating that the REIT's representations and warranties contained herein are true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date and that all covenants and agreements required to be performed by the REIT under this Combination Agreement prior to the Closing have been performed in accordance with the terms of this Combination Agreement;

                  (e) A copy of the opinion of counsel addressed to such Transferor Partner as to the matters set forth in Exhibit J attached hereto, subject to customary qualifications.

         8.6 Approving Transferors' Deliveries to Close the Asset Transfer. At the Closing, each Approving Transferor shall deliver or cause to be delivered to Heritage LP the following:

                  (a) Amended Partnership Agreement. The Amended Partnership Agreement, executed by such Approving Transferor;

                  (b) Deeds. Special Warranty Deeds for each of the Real Properties situated in the State of Texas, executed and acknowledged by each of the respective Approving Transferors, conveying to Heritage LP indefeasible, fee simple title to the Real Properties owned by each such Approving Transferor with appropriate provisions reflecting that the conveyance made by each such Special Warranty Deed is made and accepted subject to the Permitted Exceptions applicable to the Real Property covered thereby and any title exceptions insured over by the Title Company, containing provisions reflecting that the conveyance made by each of such Special Warranty Deeds is made and accepted on an "As Is, Where Is" basis in its present condition and subject to all defects or deficiencies, known or unknown, without any express or implied warranty or representation of any kind or nature with respect to any aspect of the physical condition of the Real Property conveyed thereby, and otherwise in such form and containing such terms and provisions as shall be satisfactory to and approved by the parties to each of such Special Warranty Deeds. With respect to the Real Properties situated in the State of Washington, Grant Deeds in statutory form for each of the Real Properties situated in the State of Washington, executed and acknowledged by each such Approving Transferors conveying to Heritage LP indefeasible, fee simple title to each of the Real Properties of such Approving Transferor and containing a limited or special warranty of title (warranting title by, through or under grantor) and a warranty by each such Approving Transferor that the Real Property covered by such Deed is free and clear of all liens other than the Permitted Exceptions and expressly providing that each such Grant Deed is made and accepted on an "As Is, Where Is" basis in its present condition and subject to all defects or deficiencies, known or unknown, without any express or implied warranty or representation of any kind or nature with respect to any aspect of the physical condition of the Real Property conveyed thereby;

                  (c) Assignment of Leases. Assignments and Assumptions of Leases, executed and acknowledged by such Transferor and Heritage LP, vesting in Heritage LP all right, title and interest of the landlord under the Leases, containing a warranty by such Transferor that the right, title and interest assigned by it is free and clear of liens and charges and is not subject to any other assignment, transfer or hypothecation, other than those existing pursuant to the Transferred Debt, if applicable, and containing an assumption by Heritage LP of all obligations of Transferors, as lessors, under the Leases arising after Closing;

                  (d) Bills of Sale. Bills of sale, executed and acknowledged by such Approving Transferor, transferring and assigning to Heritage LP all of the Tangible Personal Property and containing a limited or special warranty of title and a warranty by each Transferor that such property conveyed by it is free and clear of liens and charges and is not subject to any other assignment, transfer or hypothecation, other than those existing pursuant to the Transferred Debt, if applicable, and containing provisions reflecting that the assignment and transfer made thereby is made and accepted on an "As Is, Where Is" basis, in its present condition and subject to all defects and deficiencies, known or unknown, without any express or implied warranty or representation as to the fitness or merchantability of any of the property transferred thereby or as to any other matters, and otherwise in such form and containing such terms and provisions as shall be satisfactory to and approved by the parties to each of such Bills of Sale;

                  (e) Assignment of Intangible Personal Property. Assignments of Intangible Personal Property, executed and acknowledged by the respective Transferors, transferring and assigning, without recourse, warranty or representation except as otherwise expressly provided herein, to Heritage LP each Transferor's right, title and interest in and to all of the Intangible Personal Property and containing a warranty by such Transferor that such right, title and interest is free and clear of liens or charges and is not subject to any other assignment, transfer or hypothecation, other than those existing pursuant to the Transferred Debt, if applicable;

                  (f) FIRPTA. A Foreign Investment in Real Property Tax Act affidavit executed by each Transferor;

                  (g) Tenant Notification and Estoppel Letters. Notification letters to be delivered to all tenants at the Real Properties, executed by the respective Transferors, providing notice that the interest of Transferor in Lease has been assigned to Heritage LP, and providing notice of the address for the future payment of rents and other charges and fees; and a Tenant Estoppel is required with respect to any Real Property, the Transferor of such Real Property shall have caused to have been delivered to the REIT the appropriate Estoppel
Certificates dated no earlier than 20 days prior to the Closing Date (or the Subsequent Closing Date, if applicable) from each tenant listed on Schedule VI attached hereto (the "Major Tenants") and tenants (the "Required Additional Tenants") occupying at least the percentage of the balance of the square footage in the buildings on all such Real Properties as such percentage is set forth in
Schedule VI attached hereto, disclosing no material inconsistencies with the Rent Roll for the respective Real Property delivered pursuant to Section 2.5 hereof and, in the event there are any material changes in such estoppel certificates, Transferors shall deliver an update of such estoppel certificates reflecting such material changes to the REIT prior to Closing;

                  (h) Updated Rent Roll, Schedule of Service Contracts, Schedule of Tenant Improvement Agreements and Operating Statements. For each of the Real Properties, an updated Rent Roll, Schedule of Service Contracts, Schedule of Tenant Improvement Agreements and Operating Statement, certified by the respective Transferors as true, accurate and complete as of the Closing Date;

                  (i) Title Policies and UCC Searches. For each of the Related Properties, the Title Policies delivered within a reasonable time after the Closing if that is the custom for the locality, provided that the Title Company at the Closing issues duly executed "marked-up" Title Commitments, effective the time and date of the recording of the deeds of the Real Properties into Heritage LP and irrevocably commits in writing to issue each of the Title Policies in the form of the respective "marked-up" Title Commitments within no more than sixty
(60) days after the Closing Date, together with updated UCC Searches;

                  (j) Certificate. A certificate signed by the general partner of each Approving Transferor on behalf of each Approving Transferor, stating that Transferors' representations and warranties contained herein are true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date;

                  (k)  Authority.   Evidence  of  organization,   existence  and
authority of each Approving Transferor and the authority of the person executing documents on behalf of each Transferor reasonably satisfactory to the REIT;

                  (l) Opinions. An opinion of counsel of each Transferor in the form attached hereto as Exhibit K and subject to such customary qualifications as may be reasonably acceptable to the REIT;

                  (m) Tax Reporting Documents. Any and all document stamps, transfer taxes, affidavits of property value, and other documents required by states in connection with the transfer of real property;

                  (n) Exchange Registration Agreement. The Exchange Registration Agreement, executed by the Approving Transferor;

                  (o) State Law Disclosures. Such disclosures and reports, including any applicable certificate of residence or exemption with respect to withholding requirements required by applicable state and local law in connection with the conveyance of real property;

                  (p) Loan Documents. All instruments and agreements required by the Lenders in connection with the transfer of the Transferred Debt to Heritage LP; including (i) the consents and estoppels of the applicable Lenders ("Lender Consents") to the transfer of the Properties subject to the Transferred Debt, on such terms as are acceptable to the REIT, without change in any of the material terms of the Loan Documents governing the Transferred Debt, including, without limitation, amortization, interest rate and maturity date provisions;

                  (q) Quitclaim Deeds. To the extent the beneficial title owners (all of whom are Transferors hereunder) of any of the Real Properties differ from the record title owners (all of whom are Transferors hereunder) of such Real Properties, quitclaim deeds in statutory form for each of such Real Properties, executed and acknowledged by the Transferors holding such beneficial title and conveying to Heritage LP all of such Transferors' right, title and interest in and to such Real Property; provided however, the parties agree not to record such quitclaim deeds unless required by the Title Company; and

                  (r) Additional Documents. Any additional documents that the Lenders or the Title Company may reasonably require for the proper consummation of the transactions contemplated by this Combination Agreement.

         8.7 The REIT's and Heritage SGP's Deliveries to Close the Asset Transfer. At the Closing, the REIT and Heritage SGP shall deliver to Heritage LP, or cause to be delivered, the following:

                  (a) Amended Partnership Agreement. The Amended Partnership Agreement, executed by the REIT and Heritage SGP, together with all filings with any governmental authority or agency required to be made by or on behalf of Heritage LP;

                  (b) REIT Initial Capital Contribution. Payment of the REIT Initial Capital Contribution by the REIT and Heritage SGP to Heritage LP in immediately available funds;

                  (c) Officers' Certificate. A certificate of the Chairman and Chief Financial Officer of the REIT stating that the REIT's representations and warranties contained herein are true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date;

                  (d)  Authority.   Evidence  of  organization,   existence  and
authority of the REIT and the authority of any person executing documents on behalf of the REIT; and

                  (e) Additional Documents. Any additional documents that the Lenders or the Title Company may reasonable require for the proper consummation of the transactions contemplated by this Combination Agreement.

         8.8 Heritage LP's Delivery to Close the Asset Transfer. At the Closing, Heritage LP shall deliver, or cause to be delivered, to each Approving Transferor, the following:

                  (a) GP and LP Units. That number of GP and LP Units calculated in accordance with Section 2.2(c);

                  (b) Conveyance Documents. All acceptances and assumptions set forth in the conveyance and assignment documents for the Properties, executed and acknowledged by Heritage LP;

                  (c) Loan Documents. All instruments and agreements reasonably required by the Lenders in connection with the transfer of the Transferred Debt to Heritage LP, executed Heritage LP, if required; and the disbursements by Heritage LP of the REIT Initial Capital Contribution to the Lenders on behalf of Heritage LP in accordance with Section 2.3 hereof in order to repay in full such portion of the Mortgage Debt that is not Transferred Debt;

                  (d) Opinion. An opinion of counsel of O'Connor Cavanagh as to the matters set forth in Exhibit K attached hereto and subject to such customary qualifications as may be reasonably acceptable to the general partner of the Approving Transferors;

                  (e) Exchange Registration Agreement. The Exchange Registration Agreement duly executed by the REIT;

                  (f) State Law Disclosures. Such disclosures and reports required by applicable state and local law in connection with the conveyance of real property; and

                  (g) General Partner's Certificate. A certificate of an authorized officer of the REIT, as general partner of Heritage LP, stating that the representations and warranties of Heritage LP set forth herein are true and correct as of the Closing Date with the same force and effect as if made at the Closing Date.

         8.9 Mergers. At the Closing, the parties to the Pima Realty Mortgage, Pima Mortgage Merger, and Associates Merger shall make all deliveries to each other required by the Pima Realty/Mortgage Merger Agreement and Associates Merger Agreement. At the Closing, the parties to the Pima Realty/Mortgage Agreement shall deliver to Winton, individually, and as Custodian for each Transferor Partner in an Approving Transferor that participates in the Exchange Offer, and as general partner of each Transferor, a certificate stating that the Pima Mortgage Merger and Pima Realty Merger were consummated in accordance with the terms of the Pima Realty/Pima Mortgage Merger Agreement without any material condition to such merger being waived by the parties thereto, which certificate shall certify as to the accuracy of copies of each document executed in connection with the closing of the Pima Realty Merger and Pima Mortgage Merger which shall be attached thereto.

         8.10 Deliveries of Winton, Grove, Parise and Chan. At the Closing, each of Winton, Grove, Parise and Chan shall deliver, or cause to be delivered the Employment Agreements for each of Winton, Grove, Parise and Chan, executed by Winton, Grove, Parise and Chan, respectively.

         8.11 Properties Closing Costs. All transfer fees or stamp taxes and recording fees required to be paid to record the deeds and any loan assignment documents with respect to the Properties together with any commissions set forth in Schedule IV shall be paid by the Approving Transferor that owned such Property. The costs of the Title Reports, the Surveys and the UCC Searches and the costs of recording any documents required to satisfy or release Title Objections shall be paid one-half by the REIT on behalf of Heritage LP and one-half by the Transferor owned the Property subject to the Title Report, Survey, or UCC search; provided however, in the event the Closing fails to occur, the REIT shall promptly pay all costs and expenses of the Surveys, the Title Reports and the UCC Searches. The premiums for the standard Title Policies shall be paid one hundred percent (100%) by the Transferors that owned the Property insured by the Title Policy immediately prior to the Closing. The cost of any additional endorsement or upgrades to the Title Policies shall be paid one hundred percent (100%) by the REIT. Any prepayment fees or premiums or assumption fees or costs in connection with the assumption or repayment of any Mortgage Debt by Heritage LP shall be paid by the REIT. All costs and expenses described in this Section 8.11 are herein called the "Properties Closing Costs." All Properties Closing Costs will be paid by Heritage LP through the REIT Initial Capital Contribution. Properties Closing Costs required by this Section
8.11 to be paid by the Transferors shall be paid by Heritage LP (in proportion to the relative Values of the Properties transferred to Heritage LP) and the amount of such Properties Closing Costs so paid by Heritage LP shall be deducted from the Deemed Value of each Property; provided however, that the amount of Properties Closing Costs paid by Heritage LP and deducted from the Deemed Value of the applicable Property, as provided in this sentence, shall not exceed the amount set forth for such Property in Schedule VI. The parties acknowledge that certain Properties Closing Costs may not be paid at Closing but will be paid in ordinary course following the Closing.


                                    ARTICLE 9
                   WAIVER; MODIFICATION; TERMINATION; REMEDIES
                   -------------------------------------------

         9.1 Waivers. The failure of the Winton Parties to comply with any of their respective obligations, agreements or conditions as set forth herein may be waived expressly in writing by the REIT, by action of its Board of Directors. The failure of the REIT Parties to comply with any of its obligations, agreements or conditions as set forth herein may be waived expressly in writing by the Winton Parties by action of Winton as general partner.

         9.2 Modification. This Combination Agreement may be modified at any time in any respect by the mutual consent of all of the parties, notwithstanding prior approval by the Transferor Partners or the stockholders of the REIT. Any such modification may be approved for the REIT by its Board of Directors or for a Transferor by its general partner.

         9.3 Termination. This Combination Agreement may be terminated at any time before the Closing Date, by the Board of Directors of the REIT or by the Transferors (by action of their respective general partner or partners), before or after approval of the REIT stockholders and the partners of the Transferors as follows:

                  (a) by either the Transferors or the REIT if the Commitment Date shall not have occurred on or before February 27, 1997;

                  (b) By either the Transferors or the REIT if the Closing Date shall not have occurred on or before April 30, 1997 ("Expiration Date"); provided, however, that the Transferor's right to terminate this Combination Agreement under this Section 9.3(b) shall not be available if one of the Winton Parties' failure to fulfill any obligation under this Combination Agreement has been the cause of, or resulted in, the failure of the Closing Date to occur before the Expiration Date and the REIT's right to terminate this Combination Agreement under this Section 9.3(b) shall not be available if one of the REIT Parties' failure to fulfill any obligation under this Combination Agreement has been the cause of, or resulted in, the failure of the Closing Date to occur prior to the Expiration Date;

                  (c) By either the Transferors or the REIT if a court of competent jurisdiction or governmental regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties shall use their commercially reasonably efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Combination Agreement, and such order, decree, ruling or other action shall have become final and non-appealable; provided, however, that if such order, decree, ruling or other action shall restrain, enjoin or otherwise prohibit the transactions contemplated by this Combination Agreement by Transferors owning Properties constituting less than 30% of the Exchange Value, then the termination right pursuant to this provision shall only pertain with respect to such Transferors and such Properties;

                  (d) By the Transferors if a REIT Party shall have breached, or failed to comply with, in any material respect any of its obligations under this Combination Agreement or any Related Agreement, and such breach or failure is not cured within 30 days following written notice thereof by Transferors;

                  (e) By the REIT if a Winton Party shall have breached, or failed to comply with, in any material respect any of the obligations under this Combination Agreement or any Related Agreement, and such breach or failure is not cured within 30 days following written notice thereof by the REIT;

                  (f) By the Transferors if a representation or warranty of a REIT Party made in this Combination Agreement or a Related Agreement is not true and correct in any material respect;

                  (g) By the REIT if a representation or warranty of a Winton Party made in this Combination Agreement or a Related Agreement is not true and correct in any material respect;

                  (h) By the Transferors prior to the Commitment Date, if as a result of an Acquisition Proposal received by some or all of the Transferors, the general partner of the Transferors determines in good faith and based upon written advise of counsel, that his or its fiduciary obligations under applicable law require that such Acquisition Proposal be accepted;

                  (i) By the REIT or the Transferors if the REIT stockholders do not vote to approve the matters described in Section 4.2;

                  (j) By the REIT in its sole and absolute discretion prior to the expiration of the Due Diligence Period, by delivery to the Transferors of notice of termination pursuant to this Section 9.3(j); or

                  (k) By mutual written consent of the Transferors and the REIT.

         9.4 Effect of Termination. In the event of termination of this Combination Agreement as provided in Section 9.3 hereof, this Combination Agreement shall forthwith become void and there shall be no liability on the parties hereto, except as provided in this Section 9.4, and except for Sections 12.12:

                  (a) Breach by REIT Parties. If this Combination Agreement is terminated by the Transferors under Section 9.3(d), the Winton Parties shall be entitled to the prompt reimbursement from the REIT of all out-of-pocket costs (including, without limitation, attorney's fees and disbursements) incurred by the Winton Parties in connection with the transactions contemplated by this Combination Agreement and the Winton Parties, jointly and severally, shall have all rights and remedies to which they may be entitled by law, in equity and under this Combination Agreement, including, without limitation, specific performance.

                  (b) Breach by Winton Parties. If this Combination Agreement is terminated by the REIT under Section 9.3(e), the REIT Parties shall be entitled to the prompt reimbursement from the Transferors of all out-of-pocket costs (including, without limitation, attorney's fees and disbursements) incurred by the REIT Parties in connection with the transactions contemplated by this Combination Agreement and the REIT Parties, jointly and severally, shall have all rights and remedies to which they may be entitled by law, in equity and under this Combination Agreement, including, without limitation, specific performance.

                  (c) Termination Following Acquisition Proposal. If either

                           (i) The REIT or the Transferors  shall terminate this
Combination Agreement pursuant to Section 9.3(a) and prior to such termination an Acquisition Proposal shall have been made, or

                           (ii) Some or all of the  Transferors  shall terminate
this Combination Agreement pursuant to Section 9.3(h),

and, in either case, a definitive agreement to effect an Acquisition Proposal is entered into by any of the Transferors within 18 months following the date of termination, the Transferors party to the Acquisition Proposal shall pay (pro rata based on the Exchange Values attributed to such Transferors or as otherwise agreed among themselves) to the REIT on the date and only if such Acquisition Proposal is consummated, $1,000,000 in cash plus the reimbursement of all out-of- pocket fees and expenses incurred by the REIT Parties in connection with the transactions contemplated by this Combination Agreement up to a maximum of $1,000,000.

                  (d) Termination Following REIT Change in Control. If, prior to the earlier of the Closing Date or the termination of this Combination Agreement pursuant to Section 9.3, either

                           (i) a person,  alone or together with its  affiliates
and associates, becomes the beneficial owner of 50% or more of the REIT Stock, the REIT enters into or publicly approves of a definitive agreement pursuant to which a person, alone or together with its affiliates and associates proposes to acquire 50% or more of the outstanding REIT Stock, or the REIT enters into or publicly approves of an agreement to merge or consolidate with another person or transfer all or substantially all of the REIT's assets to another person;

                           (ii) a person,  alone or together with its affiliates
and associates, makes a tender offer or other offer to purchase shares of REIT Stock pursuant to which the person (and its affiliates and associates) may become the beneficial owner of 50% or more of the outstanding REIT Stock, or

                           (iii)   any   person   shall    propose   a   merger,
consolidation, purchase of all or substantially all of the assets of the REIT or similar transaction;

and the REIT  stockholders  do not vote to  approve  the  matters  described  in
Section 4.2, then in the event of (i) above promptly following vote of the REIT stockholders the REIT shall pay to the Transferors the REIT Termination Payment and in the event of (ii) or (iii) if within 18 months following the termination of this Combination Agreement any person and its affiliates and associates becomes the beneficial owner of 50% or more of the outstanding REIT Stock, acquires all or substantially all of the assets of the REIT, or merger or consolidates with the REIT then upon the consummation of such transaction, the REIT shall pay the REIT Termination Payment to the Transferors. As used herein, the REIT Termination Payment shall equal $1,000,000 plus the amount of the Winton Parties' out of pocket expenses in connection with the transactions contemplated by this Combination Agreement up to a maximum of $1,000,000. For purposes of this Section, beneficial ownership shall have the meaning set forth in the regulations promulgated by the Securities and Exchange Commission under
Section 13(d) of the Exchange Act, and affiliate and associate shall have the meaning set forth in Rule 12b-2 under the Exchange Act.


                                   ARTICLE 10
                                 INDEMNIFICATION
                                 ---------------

         10.1 Obligations to Indemnify. Heritage LP shall defend and hold harmless Winton in the event that the Indemnified Party becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim (as hereinafter defined) by reason of or arising out of the Indemnified

Party having been the general partner of an Approving Transferor as soon as practicable but in any event no later than 30 days after written demand is presented to Heritage LP against any and all Expenses (as hereinafter defined), judgments, fines, penalties and amounts paid in settlement (including any interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) of such Claim. If so requested by the Indemnified Party, Heritage LP shall advance, within 10 business days of such request, any and all reasonable Expenses to the Indemnified Party.

         10.2 Amount of Indemnification. The maximum amount of the indemnification provided for in Section 10.1 above shall be equal to the aggregate value of the Properties transferred pursuant to the Asset Transfer on the Closing Date.

         10.3 Defined Terms. For purposes of this Section 10, the following terms shall have the meanings set forth below:

                  (a) "Claim"  shall mean any  threatened,  pending or completed action, suit, investigation or proceeding, and any appeal thereof, whether civil, criminal, administrative or investigative and/or an inquiry or investigation.

                  (b) "Expenses" shall mean all costs, expenses and obligations (including attorneys' fees) paid or incurred in connection with investigating defending, being a witness in or participating in, including an appeal, or preparing to defend, be a witness in or participate in any Claim relating to an Indemnifiable Event.


                                   ARTICLE 11
                                   DEFINITIONS
                                   -----------

"Acquisition Proposal" shall mean a bona fide offer by a person or group of related persons (other than the REIT Parties and their Affiliates) to acquire the Properties owned by all or any number of the Transferors in a transaction or series of related transactions in which the Properties proposed to be purchased constitute more than 70% of the Deemed Value of all the Properties owned by the Transferors.

"Accredited Investor" shall mean an accredited investor as defined under Regulation D of the Securities Act.

"Amended Partnership Agreement" has the meaning set forth in the recitals hereof.

"Approving Transferor" shall have the meaning set forth in Section 7.1.

"Asset Transfer" has the meaning set forth in the preamble hereof.

"Associates" has the meaning set forth in the preamble hereof.

"CAM Charges" has the meaning set forth in Section 2.8 hereof.

"CERCLA" has the meaning set forth in the definition of Environmental Laws hereof.

"Chan" has the meaning set forth in the preamble hereof.

"Closing Date" has the meaning set forth in Section 8.1 hereof.

"Commitment Date" has the meaning set forth in Section 1.1(f) hereof.

"Condemnation Proceeding" has the meaning set forth in Section 2.7 hereof.

"Custodian" has the meaning set forth in Section 1.1 hereof.

"Deemed Value" with respect to a Property shall be equal to the value allocated to such Property in Schedule VIII attached hereto.

"Distributees" has the meaning set forth in Section 2.2(d) hereof.

"Due Diligence Period" has the meaning set forth in Section 2.2 hereof.

"Employment Agreements" has the meaning set forth in the recitals hereof.

"Environmental Laws" shall include, without limitation, the Clean Air Act; the Clean Water Act and the Water Quality Act of 1987; the Federal Insecticide Fungicide, and Rodenticide Act; the Marine Protection, Research, and Sanctuaries Act; the National Environmental Policy Act; the Noise Control Act; the Occupational Safety and Health Act; the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, the Safe Drinking Water Act; the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, and the Emergency Planning and Community Right-to-Know Act; the Toxic Substance Control Act ("TSCA"); and the Atomic Energy Act, all as may have been amended as of the date of this Combination Agreement, together with their implementing regulations and guidelines as of the date of this Combination Agreement. "Environmental Laws" shall also include all state, regional, county, municipal and other local laws, regulations, and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials.

"Estoppel Certificate" has the meaning set forth in Section 2.5(b) hereof.

"Exchange Act" shall mean the Securities Exchange Act of 1934.

"Exchange Value" shall mean with respect to each Transferor, the Value of the Property; and with respect to any partner of a Transferor shall mean the Exchange Value of such Transferor multiplied times the percentage interest of such partner in such Transferor.

"Exchange Registration Agreement" shall have the meaning set forth in the recitals hereof.

"Execution Date" shall mean the date of execution of this Combination Agreement.

"Expiration Date" has the meaning set forth in Section 9.3(b) hereof.

"FIFRA" has the meaning set forth in the definition of Environmental Laws hereof.

"GP Unit" has the meaning set forth in the recitals hereof.

"Grove"  has the meaning set forth in the preamble hereof.

"Hazardous Materials" shall include, without limitation: any hazardous substance, pollutant, or contaminant regulated under CERCLA; oil and petroleum products and natural gas, natural gas liquids, liquefied natural gas, and synthetic gas usable for fuel; pesticides regulated under FIFRA; asbestos, polychlorinated biphenyls, and other substances regulated under TSCA; source material, special nuclear material, and by-product materials regulated under the Atomic Energy Act; and industrial process and pollution control wastes to the extent regulated under applicable Environmental Laws.

"Heritage LP" has the meaning set forth in the preamble hereof.

"Heritage SGP" has the meaning set forth in the preamble hereof.

"Improvements" shall mean with respect to a Real Property, all improvements located thereon, including, without limitation, all heating, ventilation, electrical, plumbing and other mechanical or operational systems.

"Initial Closing Date" has the meaning set forth in Section 8.1 hereof.

"Intangible Personal Property" shall be a collective reference to all intangible personal property related to the Real Properties, including, without limitation: all trade names and trade marks associated with each of the Real Properties, together with the goodwill related thereto, including each Transferor's rights and interests in the respective names of each of the Properties set forth in
Schedule II attached hereto and the names (unless the same include proper names) of the Transferors; all rights to the plans and specifications and other architectural and engineering drawings for the Improvements; contract rights related to the construction, operation, ownership or management of each of the Real Properties (but excluding the obligations of any of Transferors thereunder, except those expressly assumed pursuant to this Combination Agreement); warranties, zoning approvals, building permits and licenses (to the extent assignable); tenant lists, correspondence with tenants and records (including, but not limited to, those relating to taxes, insurance, maintenance, repairs, capital improvements and services), booklets, manuals, advertising and promotional materials, including, without limitation, photographs and negatives, correspondence with suppliers, and telephone exchange numbers (if available); excluding, however, cash or accounts receivable, except to the extent specifically provided herein with respect to prorations and adjustments and Rehabilitation Reserves (when the term "Intangible Personal Property" is used in connection with a single Real Property, such term shall only be a collective reference to the Intangible Personal Property applicable to such Real Property).

"Leases" shall be a collective reference to all leases of space within the Improvements, including leases that may be made by Transferors after the date hereof and prior to the Closing (as defined herein); provided, however, when such term is used in connection with a single Real Property, the term "Leases" shall only be a collective reference to the Leases applicable to the Improvements located on such Real Property.

"Lenders" shall mean the holders of the Notes as set forth in Schedule III hereof.

"Loan Documents" shall mean a collective reference to the mortgages, bonds, deeds of trusts and other security instruments that create liens on the respective Real Properties to secure the payment of the respective loans and related Notes.

"LP Units" shall mean the limited partnership units of Heritage LP.

"Management Merger Agreements" has the meaning set forth in the recitals hereof.

"Management Parties" has the meaning set forth in the preamble hereof.

"Material Condemnation" has the meaning set forth in Section 2.7 hereof.

"Material Damage" has the meaning set forth in Section 8.1 hereof.

"Minimum Condition" shall be deemed satisfied if the aggregate Value attributable to the Properties of Approving Transferors that have not been excluded from the transactions contemplated by this Combination Agreement by Sections 2.3(b), 2.4(e), 2.6, 2.7, or 9.3(c) hereof is greater than or equal to 70% of the Value of all Properties; provided that for purposes of this definition, Greenwood Creek, Springfield and First Appian Way shall be considered Approving Transferors.

"Mortgage Debt" shall mean the debt evidenced by a Note secured by a lien on such Real Property, the Mortgage Debt evidenced by such Note and the Lender which is the holder of such Note.

"Net Working Capital" has the meaning set forth in Section 6.6 hereof.

"Notes" and "Note" shall mean the promissory notes and bonds evidencing the Mortgage Debt.

"Other Taxes" has the meaning set forth in Section 5.1(b)(viii) hereof.

"Operating and Financial Statements" has the meaning set forth in Section 2.4(c) hereof.

"Parise" has the meaning set forth in the preamble hereof.

"Permitted Exceptions" has the meaning set forth in Section 2.4(e)(vi) hereof.

"Pima Mortgage" has the meaning set forth in the preamble hereof.

"Pima Realty" has the meaning set forth in the preamble hereof.

"Properties" and "Property" shall mean, respectively, a collective reference to all of the Real Properties, the Tangible Personal Property and the interests in the Leases and the Intangible Personal Property, and an individual reference to a single Real Property and the Tangible Personal Property and the applicable Transferor's interests in the Leases and the Intangible Personal Property associated with such Real Property.

"Properties Closing Costs" has the meaning set forth in Section 8.11 hereof.

"Prorations" has the meaning set forth in Section 2.8 hereof.

"Real Properties" shall be a collective reference to the real properties described in Schedule II attached hereto, together with (i) all Improvements located thereon, (ii) all the rights, benefits, privileges, easements, tenements, hereditaments and appurtenances thereon or in any way appertaining to such real properties, and (iii) all right, title and interest of Transferors in and to all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining any of such real properties. When the Surveys are issued, the descriptions in the respective Surveys shall be accepted by the parties as the correct descriptions of the Real Properties, even if they should differ from Schedule II.

"Registration Agreement" has the meaning set forth in the recitals hereof.

"REIT" has the meaning set forth in the preamble hereof.

"REIT Initial Capital Contribution" has the meaning set forth in the recitals hereof.

"REIT Parties" has the meaning set forth in the preamble hereof.

"REIT Stock Price" shall mean $18.10.

"Related Agreements" has the meaning set forth in the recitals hereof.

"Rent Roll" has the meaning set forth in Section 2.4(d) hereof.

"Required Partner Approval" has the meaning set forth in Section 7.1(e) hereof.

"Resale" has the meaning set forth in Section 8.3(c) hereof.

"Schedule of Environmental Reports" has the meaning set forth in Section 2.4(d) hereof.

"Schedule of Insurance" has the meaning set forth in Section 2.4(d) hereof.

"Schedule of Loan Documents" has the meaning set forth in Section 2.4(d) hereof.

"Schedule of Tenant Options" has the meaning set forth in Section 2.4(d) hereof.

"Schedule of Service Contracts" has the meaning set forth in Section 2.4(d) hereof.

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Service Contracts" has the meaning set forth in Section 2.4(c) hereof.

"Subsequent Closings" has the meaning set forth in Section 7.1 hereof.

"Subsidiary Partnership" shall mean each of the wholly owned subsidiaries of Heritage LP [and Heritage SGP] formed for the purpose of acquiring one or more Properties.

"Surveys" shall mean surveys (including field notes) made by survey civil engineers approved by the REIT and duly licensed in the States where the Real Properties are located in accordance with and containing the certification set forth in Exhibit L attached hereto and addressed to such parties as the REIT may designate.

"Tangible Personal Property" shall be a collective reference to all equipment, machinery, furniture, furnishings, supplies and other tangible personal property owned by Transferors and any interest of Transferors in any such property leased by Transferors, now or hereafter located in and used in connection with the operation, ownership or management of any of the Real Properties; provided, however, when such term is used in connection with a single Real Property, the term "Tangible Personal Property" shall only be a collective reference to the Tangible Personal Property applicable to such Real Property.

"Taxes" has the meaning set forth in Section 2.8(a) hereof.

"Tenant Options" has the meaning set forth in Section 5.1(b)(xxiii) hereof.

"Title Company" shall mean Stewart Title.

"Title Policies" has the meaning set forth in Section 6.1(e) hereof.

"Title Reports" shall mean currently dated preliminary title commitments issued by the Title Company for the Real Properties.

"Transferred Debt" has the meaning set forth in Section 2.3(b) hereof.

"Transferor" has the meaning set forth in the preamble hereof.

"Transferor Partnership Interest" has the meaning set forth in the recitals hereof.

"TSCA" has the meaning set forth in the definition of Environmental Laws hereof.

"UCC Searches" shall mean copies of current Uniform Commercial Code searches issued by the Title Company or a search company acceptable to the REIT.

"Value" of each Property shall be equal to (i) the Deemed Value allocated to such Property minus (ii) the Mortgage Debt applicable to such Property as of the Closing Date and immediately prior to any repayment, purchase, refinancing, replacement or reduction thereof by Heritage LP or the REIT in accordance with
Section 2.3 (without  taking into  consideration  any discount of such  Mortgage
Debt), minus (iii) the monetary liens applicable to such Property as of the Closing Date and immediately prior to the satisfaction thereof by the application of a portion of the REIT Initial Capital Contribution as permitted by Section 2.6(d), minus (iv) Properties Closing Costs payable on behalf of the Transferor of the Property allocated to each of the Properties pro rata based upon their respective Deemed Values, and, plus or minus, as appropriate, (v) the Prorations relating to such Property determined in accordance with Section 2.8.

"Winton" has the meaning set forth in the preamble hereof.

"Winton Parties" has the meaning set forth in the preamble hereof.


                                   ARTICLE 12
                                  MISCELLANEOUS
                                  -------------

         12.1 Subsidiaries. The parties acknowledge and agree that, if required by any Lender as a condition to its consent to the transfer of a Property subject to the related Mortgage Debt as contemplated hereby, such Property may be transferred to a limited purpose entity owned by Heritage LP and any reference herein to Heritage LP shall mean, with respect to such Property, such limited purpose entity.

         12.2 Parties Bound. Prior to the Closing, except as provided in Section
12.1 hereof, no party may assign its rights or obligations under this Combination Agreement without the prior written consent of the other parties hereto, and any such prohibited assignment shall be void. This Combination Agreement and all provisions hereof, including, without limitation, all representations and warranties made hereunder, shall inure to the benefit of and be binding upon the respective heirs, devisees, legal representatives, successors, assigns and beneficiaries of the parties hereto; provided, however, that no assignment shall relieve the assignor of any obligation under this Combination Agreement whether arising before or after such assignment.

         12.3 Headings. The article and paragraph headings of this Combination Agreement are for convenience only and shall in no way limit or enlarge the scope or meaning of the language hereof.

         12.4 Invalidity. If any portion of this Combination Agreement is held invalid or inoperative, then so far as is reasonable and possible the remainder of this Combination Agreement shall be deemed valid and operative and effect shall be given to the intent manifested by the portion held invalid or inoperative. The failure by either party to enforce against the other any term or provision of this Combination Agreement shall be deemed not to be a waiver of such party's right to enforce against the other party the same or any other such term or provision.

         12.5 Governing Law. Except where the laws of another jurisdiction are mandatorily applicable, this Combination Agreement shall, in all respects, be governed, construed, applied and enforced in accordance with the internal laws (and not the choice of law rules) of the State of Arizona.

         12.6 Independent Review. Each Transferor acknowledges and agrees that neither the REIT nor Heritage LP has made any representation or warranty with respect to the tax or accounting consequences of the transactions contemplated by this Combination Agreement except as set forth in the Private Offering Memorandum, and that such Transferor has been represented by counsel or received advice in connection with entering into this Combination

Agreement  and  has  received  such  tax  and  accounting  information  as  such
Transferor  deems  necessary  to   knowledgeably   consummate  the  transactions
contemplated by this Combination Agreement.

         12.7 No Third Party Beneficiary. This Combination Agreement is not intended to give or confer any benefits, rights, privileges, claims, actions or remedies to any person or entity as a third party beneficiary, including without limitation, any Lender.

         12.8 Entirety and Amendments. This Combination Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings relating to the Properties. This Combination Agreement may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

         12.9 Execution in Counterparts. This Combination Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement. To facilitate execution and delivery of this Combination Agreement, the parties may execute and exchange counterparts of the signature pages by telefax. The signature of any party to any counterparts may be appended to any other counterpart. The Title Company shall be entitled to accept and treat such fax signatures as original signatures.

         12.10 Further Assurances. To the extent that any Schedule to be attached to this Combination Agreement or to any of the Exhibits attached hereto is not completed or prepared on the date hereof, the party responsible for completing or preparing such Schedule shall deliver such Schedule to the other parties hereto as soon as possible after the date hereof and, in any event, prior to the Closing. In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by Transferors at the Closing, Transferors agree to perform, execute and/or deliver or cause to be executed and/or delivered, on or after the Closing, any and all further acts, deeds and assurances as may be reasonably necessary to consummate the transactions contemplated hereby and/or to further perfect and deliver to Heritage LP the conveyance, transfer and assignment of the Properties and all rights related thereto.

         12.11 Time. Time is of the essence in the performance of each and every term, condition and covenant contained in this Combination Agreement.

         12.12 Confidentiality. The REIT and Transferors, for the benefit of each other, hereby agree that until the Closing Date, they will not release or cause or permit to be released, any press notices, publicity (oral or written) or advertising promotion relating to, or otherwise announce or disclose or cause or permit to be announced or disclosed, in any manner whatsoever, the terms, conditions or substance of this Combination Agreement or any of the Related Agreements, or the transactions contemplated herein or therein, without first obtaining the written consent of the other parties hereto. It is understood that the foregoing shall not preclude either party from discussing the substance or any relevant details of such transactions with any of its attorneys, accountants, professional consultants or potential lenders, as the case may be, or prevent either party hereto from seeking to obtain any and all approvals or consents necessary in connection with the transactions contemplated hereby, making all filings with governmental authorities required in connection with the transactions contemplated hereby and complying with laws, rules, regulations and court orders, including without limitation, governmental regulatory, disclosure, tax and reporting requirements. After the Closing Date, Transferors agree that the REIT may release any press notices, publicity (oral or written) or advertising promotion relating to, or otherwise announce or disclose, in any manner whatsoever, the terms, conditions and substances of this Combination Agreement or any of the Related Agreements, or the transactions contemplated herein or therein, without first obtaining the written consent of the other parties hereto.

         12.13 Attorneys' Fees. Should either party employ attorneys to enforce any of the provisions hereof, the party losing in any final judgment agrees to pay the prevailing party all reasonable costs, charges and expenses, including attorneys' fees and disbursements, expended or incurred in connection therewith whether at trial, on appeal or on petition for review.

         12.14 Use of Pronouns. The use of the neuter singular pronoun to refer to a party shall be deemed a proper reference, even though such party may be an individual, partnership or a group of two or more individuals. The necessary grammatical changes required to make the provisions of this Combination Agreement apply in the plural sense where there is more than one seller or purchaser and to either partnerships or individuals (male or female) shall in all instances be assumed as though in each case fully expressed.

         12.15 Notices. All notices required or permitted hereunder shall be in writing and shall be served on the parties at the following address:

       If to Transferors,                      c/o Winton & Associates, Inc.
       Winton or Associates:                   3845 FM 1960 West, Suite 450
                                               Houston, Texas 77068
                                               Telephone: (713) 580-1990
                                               Telefax: (713) 580-1412
                                               Attn:    Don W. Winton

       With a copy to:                         Butler & Binion, L.L.P
                                               1000 Louisiana Street, Suite 1600
                                               Houston, Texas 77002-5093
                                               Telephone: (713) 327-3111
                                               Telefax: (713) 237-3201
                                               Attn:    Guy Young, Esq.



       If to the REIT, Heritage SGP, Heritage  c/o ASR Investments Corporation
       LP, Pima Mortgage,  Grove, Parise or    335 North Wilmot, Suite 250
       Chan:                                   Tucson, Arizona  85711
                                               Telephone: (520) 748-2111
                                               Telefax:   (520) 750-8865
                                               Attn:  Jon A. Grove

       With a copy to:                         O'Connor, Cavanagh, Anderson,
                                               Killingsworth & Beshears, P.A.
                                               One East Camelback, Suite 1100
                                               Phoenix, Arizona  85012
                                               Telephone:  (602) 263-2606
                                               Telefax:  (602) 263-2900
                                               Attn:  Robert S. Kant, Esq.

       If to Pima Realty:                   c/o Pima Realty Advisors, Inc.
                                            6300 East El Dorado Place, Suite 200
                                            Tucson, Arizona 85715
                                            Telephone:  (520) 290-1500
                                            Telefax:  (520) 290-0328
                                            Attn:  Frank S. Parise, Jr.

       With a copy to:                      O'Connor, Cavanagh, Anderson,
                                            Killingsworth & Beshears, P.A.
                                            One East Camelback, Suite 1100
                                            Phoenix, Arizona  85012
                                            Telephone: (602) 263-2606
                                            Telefax:   (602) 263-2900
                                            Attn: Robert S. Kant, Esq.

         Any such notices shall be either (a) sent by certified mail, return receipt requested in which case notice shall be deemed delivered three (3) business days after deposit, postage prepaid in the U.S. Mail, (b) sent by overnight delivery using a nationally recognized overnight courier, in which case it shall be deemed delivered one business day after deposit with such courier, (c) sent by telefax, in which case notice shall be deemed delivered upon confirmed transmission of such notice, or (d) sent by personal delivery. The above addresses may be changed by written notice to the other party;
provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice.

         12.16 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Combination Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Combination Agreement or any exhibits or amendments hereto.

         12.17 Calculation of Time Periods. Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designed period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday.

         12.18 Information and Audit Cooperation. Each Transferor agrees to provide to Heritage LP's designated independent auditor (a) access to the books and records of such Transferor's Properties and all related information regarding the period for which Heritage LP is required to have such Properties audited under the regulations of the Securities and Exchange Commission, and (b) any representation letters regarding the books and records of such Transferor's Properties as such auditor shall reasonably request in connection with the normal course of auditing such Properties in accordance with generally accepted auditing standards.

         12.19 No Assumption. Except as otherwise expressly assumed by Heritage LP or the REIT pursuant to the terms of this Combination Agreement, neither Heritage LP nor the REIT shall assume or be deemed to have assumed any obligations or liabilities whatsoever of the Transferors with respect to the Properties or otherwise.

         12.20 Survival. The representations and warranties contained in this Combination Agreement shall not survive the Closing and shall be deemed to be merged into and waived by the instruments of such Closing. The provisions of this Combination Agreement that contemplate performance after Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Combination Agreement on the day and year first above written.

                          WINTON:


                              /s/ Don W. Winton
                          -------------------------------------------------
                          Don W. Winton

                          THE REIT:

                          ASR INVESTMENTS CORPORATION, a
                          Maryland corporation


                          By:      /s/ Jon A. Grove
                              ---------------------------------------------
                                   Jon A. Grove, Chairman of the Board and
                                   President

                          PIMA MORTGAGE:

                          PIMA MORTGAGE LIMITED PARTNERSHIP,
                          an Arizona limited partnership


                          By:      /s/ Jon A. Grove
                              ---------------------------------------------
                          Its:         Authorized Representative
                               --------------------------------------------

                          PIMA REALTY:

                          PIMA REALTY ADVISORS, INC., an Arizona
                          corporation


                          By:      /s/ Jon A. Grove
                              ---------------------------------------------
                          Its:         Authorized Representative
                               --------------------------------------------

                          ASSOCIATES:

                          WINTON & ASSOCIATES, INC., a Washington
                          corporation


                          By:      /s/ Don W. Winton
                              --------------------------------------------
                                   Don W. Winton, President

                          HERITAGE LP:

                          HERITAGE COMMUNITIES, L.P., a Delaware
                          limited partnership

                          By:      /s/ Jon A. Grove
                              ---------------------------------------------
                          Its:         Authorized Representative
                               --------------------------------------------

                          HERITAGE SGP:

                          HERITAGE SGP CORPORATION, an Arizona
                          corporation wholly owned by the REIT

                          By:      /s/ Jon A. Grove
                              ---------------------------------------------
                          Its:         President
                               --------------------------------------------


                          HERITAGE RESIDENTIAL:

                          HERITAGE RESIDENTIAL GROUP, INC., an
                          Arizona corporation wholly owned by the REIT

                          By:      /s/ Jon A. Grove
                              ---------------------------------------------
                          Its:         President
                               --------------------------------------------

                          GROVE:


                          By:  /s/ Jon A. Grove
                               --------------------------------------------
                               Jon A. Grove

                          PARISE:


                          By:  /s/ Frank S. Parise Jr.
                               --------------------------------------------
                               Frank S. Parise, Jr.

                          CHAN:


                          By:  /s/ Joseph C. Chan
                               --------------------------------------------
                               Joseph C. Chan

TRANSFERORS:

FIRST ASPEN COURT ASSOCIATES, L.P.

FIRST BRIAR PARK ASSOCIATES

FIRST CHELSEA PARK ASSOCIATES, L.P.

FIRST APPIAN WAY ASSOCIATES, L.P.

FIRST GREENWOOD CREEK ASSOCIATES, L.P.

FIRST HIGHLANDS ASSOCIATES, L.P.

FIRST MARYMONT ASSOCIATES, L.P.

FIRST MONTFORT ASSOCIATES, L.P.

FIRST RIVERWAY ASSOCIATES, L.P.

FIRST SPRINGFIELD ASSOCIATES, L.P.

FIRST TIMBERCREEK LANDING ASSOCIATES, L.P.

CAMPUS DEVELOPMENT ASSOCIATES LIMITED PARTNERSHIP

CAMPUS COMMONS ASSOCIATES - LIMITED PARTNERSHIP

FIRST PACIFIC SOUTH CENTER ASSOCIATES, L.P.



By: /s/ Don W. Winton
    --------------------------------------------
         Don W. Winton, general partner
         of each of the Transferors listed
         above

                                   SCHEDULE I

                                   TRANSFEROR


                   First Aspen Court Associates, L.P.
                   First Briar Park Associates, a Washington Limited Partnership First Chelsea Park Associates, L.P.
                   First Appian Way Associates, L.P.
                   First Greenwood Creek Associates, L.P.
                   First Highlands Associates, L.P.
                   First Marymont Associates, L.P.
                   First Montfort Associates, L.P.
                   First Riverway Associates, L.P.
                   First Springfield Associates, L.P.
                   First Timbercreek Landing Associates, L.P.
                   Campus Development Associates Limited Partnership
                   Campus Commons Associates - Limited Partnership
                   First Pacific South Center Associates, L.P.

                                   SCHEDULE II

                                   PROPERTIES



             PROPERTY                            PARTNERSHIP
             --------                            -----------

    Texas Apartments
    ----------------

    Aspen Court Apartment             First Aspen Court Associates, L.P.
    Briar Park Apartments             First Briar Park Associates, a Washington
                                      Limited Partnership
    Chelsea Park Apartments           First Chelsea Park Associates, L.P.
    Country Club Apartments           First Appian Way Associates, L.P.
    Greenwood Creek Apartments        First Greenwood Creek Associates, L.P.
    Highlands of Preston              First Highlands Associates, L.P.
    Marymont Apartments               First Marymont Associates, L.P.
    14400 Montfort Townhomes          First Montfort Associates, L.P.
    Riverway Apartments               First Riverway Associates, L.P.
    Springfield Apartments            First Springfield Associates, L.P.
    Timbercreek Landing Apartments    First Timbercreek Landing Associates, L.P.

    Washington Apartments
    ---------------------

    Campus Commons North Apartments   Campus Development Associates Limited
                                      Partnership
    Campus Commons South Apartments   Campus Commons Associates - Limited
                                      Partnership

    Washington Office Building
    --------------------------

    First Pacific South Center        First Pacific South Center
                                      Associates, L.P.

                                  SCHEDULE III

                                  MORTGAGE DEBT
                          LENDERS AND PRINCIPAL BALANCE

                                                                                                                Mortgage
           Project                                Transferor                          Lenders                   Debt (A)
           -------                                ----------                          -------                   --------
Initial Closings
----------------
  Aspen Court Apartments               First Aspen Court Associates, L.P.                                      $2,051,401
  Briar Park Apartments                First Briar Park Associates, a Washington Limited Partnership            1,400,000
  Campus Commons North Apartments      Campus Development Associates Limited Partnership                        6,719,802
  Campus Commons South Apartments      Campus Commons Associates - Limited Partnership                          2,750,000
  Chelsea Park Apartments              First Chelsea Park Associates, L.P.                                      2,887,967
  Highlands of Preston Apartments      First Highlands Associates, L.P.                                         4,889,390
  14400 Montfort Townhomes             First Montfort Associates, L.P.                                          4,120,010
  Marymont Apartments                  First Marymont Associates, L.P.                                          2,546,076
  Riverway Apartments                  First Riverway Associates, L.P.                                          1,186,061
  Timbercreek Landings Apartments      First Timbercreek Landing Associates, L.P.                               3,390,933
  Pacific South Center Office Building First Pacific South Center Associates, L.P.                              3,225,000
                                                                                                               ----------
                                                                                                               35,166,640
                                                                                                               ----------

Subsequent Closings
-------------------
  Country Club Place Apartments        First Appian Way Associates, L.P.                                        3,580,819
  Greenwood Creek Apartments           First Greenwood Creek Associates, L.P.                                   5,052,311
  Springfield Apartments               First Springfield Associates, L.P.                                       5,510,673
                                                                                                               ----------
                                                                                                               14,143,803
                                                                                                               ----------
                                                                                                               49,310,443
                                                                                                               ==========

  (A)  Principal balances as of September 30, 1996

                                   SCHEDULE IV

                             REAL ESTATE COMMISSIONS

                                                                                             Commissions Payable to
                                                                                               Affiliated Entities
                                                                                          --------------------------
                                                                                          Winton            Winton &
           Project                                Transferor                           Realty, Inc.     Associates, Inc.
           -------                                ----------                           ------------     ----------------
Initial Closings
----------------
  Aspen Court Apartments               First Aspen Court Associates, L.P.               $ 66,000
  Briar Park Apartments                First Briar Park Associates, a Washington
                                       Limited Partnership
  Campus Commons North Apartments      Campus Development Associates Limited
                                       Partnership                                       272,500
  Campus Commons South Apartments      Campus Commons Associates - Limited
                                       Partnership                                        61,500
  Chelsea Park Apartments              First Chelsea Park Associates, L.P.                57,000
  Highlands of Preston Apartments      First Highlands Associates, L.P.                   88,300
  14400 Montfort Townhomes             First Montfort Associates, L.P.
  Marymont Apartments                  First Marymont Associates, L.P.                    21,750
  Riverway Apartments                  First Riverway Associates, L.P.
  Timbercreek Landings Apartments      First Timbercreek Landing Associates, L.P.
  Pacific South Center Office Building First Pacific South Center Associates, L.P.        67,500             160,000
                                                                                        --------            --------
                                                                                         634,550             160,000
                                                                                        --------            --------

Subsequent Closings
-------------------
  Country Club Place Apartments        First Appian Way Associates, L.P.
  Greenwood Creek Apartments           First Greenwood Creek Associates, L.P.             38,500
  Springfield Apartments               First Springfield Associates, L.P.                 84,200
                                                                                        --------            --------
                                                                                         122,700                   0
                                                                                        --------            --------
                                                                                        $757,250            $160,000
                                                                                        ========            ========

                                   SCHEDULE V

                            REQUIRED PARTNER APPROVAL



                                                                             Required Partner Approval
           Project                                Transferor                         Percentage
           -------                                ----------                   ---------------------
Initial Closings
----------------
  Aspen Court Apartments               First Aspen Court Associates, L.P.                51%
  Briar Park Apartments                First Briar Park Associates, a Washington
                                       Limited Partnership                               51%
  Campus Commons North Apartments      Campus Development Associates Limited
                                       Partnership                                       51%
  Campus Commons South Apartments      Campus Commons Associates - Limited
                                       Partnership                                       51%
  Chelsea Park Apartments              First Chelsea Park Associates, L.P.               51%
  Highlands of Preston Apartments      First Highlands Associates, L.P.                  51%
  14400 Montfort Townhomes             First Montfort Associates, L.P.                   51%
  Marymont Apartments                  First Marymont Associates, L.P.                   51%
  Riverway Apartments                  First Riverway Associates, L.P.                   51%
  Timbercreek Landings Apartments      First Timbercreek Landing Associates, L.P.        51%
  Pacific South Center Office Building First Pacific South Center Associates, L.P.       51%

Subsequent Closings
-------------------
  Country Club Place Apartments        First Appian Way Associates, L.P.                 51%
  Greenwood Creek Apartments           First Greenwood Creek Associates, L.P.            51%
  Springfield Apartments               First Springfield Associates, L.P.                51%

                                   SCHEDULE VI

                                  MAJOR TENANTS


                          1.  TCI
                          2.  C.T. Mac's Sports Bar



















                           REQUIRED ADDITIONAL TENANTS

                                      None

                                  SCHEDULE VII

                        MAXIMUM PROPERTIES CLOSING COSTS


                                                                                                   Maximum
                                                                                                 Properties
                                                                                                   Closing
           Project                                     Transferor                                   Costs
           -------                                     ----------                                   -----
Initial Closings
----------------
  Aspen Court Apartments                   First Aspen Court Associates, L.P.                    $  110,000
  Briar Park Apartments                    First Briar Park Associates, a Washington
                                           Limited Partnership                                       30,000
  Campus Commons North Apartments          Campus Development Associates Limited Partnership        220,000
  Campus Commons South Apartments          Campus Commons Associates - Limited Partnership          150,000
  Chelsea Park Apartments                  First Chelsea Park Associates, L.P.                      110,000
  Highlands of Preston Apartments          First Highlands Associates, L.P.                         130,000
  14400 Montfort Townhomes                 First Montfort Associates, L.P.                           60,000
  Marymont Apartments                      First Marymont Associates, L.P.                           70,000
  Riverway Apartments                      First Riverway Associates, L.P.                           40,000
  Timbercreek Landings Apartments          First Timbercreek Landing Associates, L.P.                90,000
  Pacific South Center Office Building     First Pacific South Center Associates, L.P.              330,000
                                                                                                 ----------
                                                                                                  1,340,000
                                                                                                 ----------

Subsequent Closings
-------------------
  Country Club Place Apartments            First Appian Way Associates, L.P.                         50,000
  Greenwood Creek Apartments               First Greenwood Creek Associates, L.P.                    80,000
  Springfield Apartments                   First Springfield Associates, L.P.                       130,000
                                                                                                 ----------
                                                                                                    260,000
                                                                                                 ----------
                                                                                                 $1,600,000
                                                                                                 ==========

                                  SCHEDULE VIII

                                  DEEMED VALUE

                                                                                                   Deemed
           Project                                     Transferor                                   Value
           -------                                     ----------                                 ---------
Initial Closings
----------------
  Aspen Court Apartments                   First Aspen Court Associates, L.P.                    $ 4,400,000
  Briar Park Apartments                    First Briar Park Associates, a Washington
                                           Limited Partnership                                     2,200,000
  Campus Commons North Apartments          Campus Development Associates Limited Partnership      10,900,000
  Campus Commons South Apartments          Campus Commons Associates - Limited Partnership         4,100,000
  Chelsea Park Apartments                  First Chelsea Park Associates, L.P.                     5,600,000
  Highlands of Preston Apartments          First Highlands Associates, L.P.                        8,800,000
  14400 Montfort Townhomes                 First Montfort Associates, L.P.                         5,650,000
  Marymont Apartments                      First Marymont Associates, L.P.                         4,350,000
  Riverway Apartments                      First Riverway Associates, L.P.                         1,900,000
  Timbercreek Landings Apartments          First Timbercreek Landing Associates, L.P.              5,500,000
  Pacific South Center Office Building     First Pacific South Center Associates, L.P.             5,400,000
                                                                                                 -----------
                                                                                                  58,800,000
                                                                                                 -----------

Subsequent Closings
-------------------
  Country Club Place Apartments            First Appian Way Associates, L.P.                       5,350,000
  Greenwood Creek Apartments               First Greenwood Creek Associates, L.P.                  7,700,000
  Springfield Apartments                   First Springfield Associates, L.P.                      8,420,000
                                                                                                 -----------
                                                                                                  21,470,000
                                                                                                 -----------
                                                                                                 $80,270,000
                                                                                                 ===========

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            HERITAGE COMMUNITIES L.P.

                          dated as of April _____, 1997

                                  by and among

                          ASR INVESTMENTS CORPORATION,
                             a Maryland corporation,
                               as General Partner,

                            HERITAGE SGP CORPORATION,
                             an Arizona corporation,
                           as Special General Partner,

                                       and

                     The Persons listed on Exhibit A hereto,
                               as Limited Partners
________________________________________________________________________________
THE PARTNERSHIP INTERESTS AND UNITS IN HERITAGE COMMUNITIES L.P. (THE "UNITS") ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER TERMS AND CONDITIONS SET FORTH IN ARTICLE XI OF THIS AGREEMENT AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS THEREOF. THEREFORE, PURCHASERS OF THE UNITS WILL BE REQUIRED TO BEAR THE RISK OF THEIR INVESTMENTS FOR AN INDEFINITE PERIOD OF TIME. THE UNITS HAVE NOT BEEN REGISTERED (i) UNDER ANY STATE SECURITIES LAWS (THE "STATE ACTS"), OR (ii) UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT"), IN RELIANCE UPON EXEMPTIONS PROVIDED THEREIN, AND NEITHER THE UNITS NOR ANY PART THEREOF MAY BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED, OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF ARTICLE XI OF THIS AGREEMENT AND (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER ANY APPLICABLE STATE ACTS OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER SUCH STATE ACTS OR WHICH IS OTHERWISE IN COMPLIANCE WITH SUCH STATE ACTS, AND (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE FEDERAL ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE FEDERAL ACT OR WHICH IS OTHERWISE IN COMPLIANCE WITH THE FEDERAL ACT. IN ADDITION, ANY UNITS ACQUIRED BY NON-U.S. PERSONS MAY NOT, DIRECTLY OR INDIRECTLY, BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED, OR TRANSFERRED IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OF A U.S. PERSON EXCEPT IN COMPLIANCE WITH THIS AGREEMENT AND THE FEDERAL ACT AND ALL APPLICABLE STATE ACTS. AS USED HEREIN, "UNITED STATES" MEANS THE UNITED STATES OF AMERICA, ITS TERRITORIES AND POSSESSIONS, AND ALL AREAS SUBJECT TO ITS JURISDICTION, AND A "U.S. PERSON" MEANS A CITIZEN OR RESIDENT OF THE UNITED STATES (INCLUDING THE ESTATE OF ANY SUCH PERSON). A CORPORATION, PARTNERSHIP, OR OTHER PERSON CREATED OR ORGANIZED UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF OR THEREIN, AND AN ESTATE OR TRUST THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE.
                                   APPENDIX B

                                TABLE OF CONTENTS
                                                                        Page No.
                                                                        --------
                                    ARTICLE I
                                   DEFINITIONS

1.1      Definitions......................................................  1
         1.1.1     Accrual Account........................................  1
         1.1.2     Act....................................................  2
         1.1.3     Additional Limited Partner.............................  2
         1.1.4     Adjusted Capital Account...............................  2
         1.1.5     Adjusted Capital Account Deficit.......................  2
         1.1.6     Adjusted Property......................................  2
         1.1.7     Affiliate..............................................  2
         1.1.8     Agreed Value...........................................  2
         1.1.9     Agreement..............................................  2
         1.1.10    Articles of Incorporation..............................  3
         1.1.11    Assignee...............................................  3
         1.1.12    Available Cash.........................................  3
         1.1.13    Book-Tax Disparities...................................  3
         1.1.14    Business Day...........................................  4
         1.1.15    Capital Account........................................  4
         1.1.16    Capital Contribution...................................  4
         1.1.17    Capital Transaction....................................  4
         1.1.18    Capital Transaction Proceeds...........................  4
         1.1.19    Capital Transaction Record Date........................  4
         1.1.20    Carrying Value.........................................  4
         1.1.21    Certificate............................................  4
         1.1.22    Code...................................................  4
         1.1.23    Code Section 704(c) Value..............................  5
         1.1.24    Contributed Property...................................  5
         1.1.25    Contribution Agreement.................................  5
         1.1.26    Conversion Right.......................................  5
         1.1.27    Converting Partner.....................................  5
         1.1.28    Depreciation...........................................  5
         1.1.29    Dissolution Event......................................  5
         1.1.30    Formation Limited Partner..............................  5
         1.1.31    Funds from Operations..................................  5
         1.1.32    General Partner........................................  6
         1.1.33    General Partners.......................................  6
         1.1.34    General Partnership Interest...........................  6
         1.1.35    Immediate Family.......................................  6
         1.1.36    Incapacity or Incapacitated............................  6
         1.1.37    Indemnitee.............................................  6
         1.1.38    IRS....................................................  6
         1.1.39    Limited Partner........................................  7
         1.1.40    Limited Partner Consent................................  7
         1.1.41    Limited Partnership Interest...........................  7

                                TABLE OF CONTENTS
                                   (continued)

                                                                       Page No.
                                                                       --------
         1.1.42    Liquidating Transaction................................  7
         1.1.43    Liquidator.............................................  7
         1.1.44    Net Income.............................................  7
         1.1.45    Net Loss...............................................  7
         1.1.46    Nonrecourse Built-in Gain..............................  7
         1.1.47    Nonrecourse Deductions.................................  7
         1.1.48    Nonrecourse Liability..................................  8
         1.1.49    Notice of Conversion...................................  8
         1.1.50    Original Agreement.....................................  8
         1.1.51    Original Limited Partner...............................  8
         1.1.52    Original Limited Partnership Unit......................  8
         1.1.53    Partner................................................  8
         1.1.54    Partner Minimum Gain...................................  8
         1.1.55    Partner Nonrecourse Debt...............................  8
         1.1.56    Partner Nonrecourse Deductions.........................  8
         1.1.57    Partnership............................................  8
         1.1.58    Partnership Interest...................................  8
         1.1.59    Partnership Minimum Gain...............................  9
         1.1.60    Partnership Record Date................................  9
         1.1.61    Partnership Unit or Unit...............................  9
         1.1.62    Partnership Year.......................................  9
         1.1.63    Percentage Interest....................................  9
         1.1.64    Person.................................................  9
         1.1.65    Prime Rate.............................................  9
         1.1.66    Recapture Income.......................................  9
         1.1.67    Recourse Liabilities...................................  9
         1.1.68    Redemption Amount......................................  9
         1.1.69    REIT................................................... 10
         1.1.70    Residual Gain or Residual Loss......................... 10
         1.1.71    Securities Act......................................... 10
         1.1.72    Shares................................................. 10
         1.1.73    Special General Partner................................ 10
         1.1.74    Specified Conversion Date.............................. 10
         1.1.75    Subsidiary............................................. 10
         1.1.76    Subsidiary Partnership................................. 10
         1.1.77    Substituted Limited Partner............................ 10
         1.1.78    Transaction............................................ 10
         1.1.79    Treasury Regulation.................................... 10
         1.1.80    Unit Adjustment Factor................................. 10
         1.1.81    Unpaid Distribution Account............................ 10
         1.1.82    Unrealized Gain........................................ 11
         1.1.83    Unrealized Loss........................................ 11
         1.1.83    Valuation Date......................................... 11
         1.1.84    Value.................................................. 11
1.2      Currency......................................................... 11
1.3      Schedules and Exhibits........................................... 11

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1.4      Construction of Term Including................................... 11
1.5      Certain Accounts................................................. 12
1.6      Interest Calculations............................................ 12
1.7      Other Terms...................................................... 12

                                   ARTICLE II
                             ORGANIZATIONAL MATTERS

2.1      Organization and Continuation; Application of Act................ 12
         2.1.1    Organization and Continuation of Partnership............ 12
         2.1.2    Application of Act...................................... 12
2.2      Name............................................................. 12
2.3      Registered Office and Agent; Principal Office.................... 13
2.4      Term............................................................. 13

                                   ARTICLE III
                                     PURPOSE

3.1      Purpose and Business............................................. 13
3.2      Powers........................................................... 13

                                   ARTICLE IV
                    CAPITAL CONTRIBUTIONS; ISSUANCE OF UNITS;
                                CAPITAL ACCOUNTS

4.1      Capital Contributions of the Partners............................ 13
         4.1.1    Initial Capital Contributions........................... 13
         4.1.2    Additional Capital Contributions or Assessments......... 14
         4.1.3    Return of Capital Contributions. ....................... 14
         4.1.4    Liability of Limited Partners........................... 14
         4.1.5    Negative Capital Account................................ 15
         4.1.6    Minimum Capital Contribution by General Partners........ 15
4.2      Issuances of Additional Partnership Interests.................... 15
         4.2.1    General................................................. 15
         4.2.2    Conversion of Units..................................... 15
4.3      No Preemptive Rights............................................. 16
4.4      Capital Accounts of the Partners................................. 16
         4.4.1    General................................................. 16
         4.4.2    Income, Gains, Deductions, and Losses. ................. 17
         4.4.3    Transfers of Partnership Units.......................... 17
         4.4.4    Unrealized Gains and Losses............................. 18
         4.4.5    Modification by General Partner......................... 18
         4.4.6    General Partner's Minimum Capital Account Balance....... 19
4.5      Waiver and Recontribution........................................ 19

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                                    ARTICLE V
                                  DISTRIBUTIONS

5.1      Requirement and Characterization of Distributions................ 19
5.2      Amounts Withheld................................................. 20
5.3      Distribution Upon Liquidation.................................... 20

                                   ARTICLE VI
                                   ALLOCATIONS

6.1      Allocations for Capital Account Purposes......................... 20
         6.1.1    Net Income.............................................. 20
         6.1.2    Net Losses.............................................. 21
         6.1.3    Nonrecourse Liabilities................................. 21
         6.1.4    Gains................................................... 21
6.2      Special Allocation Rules......................................... 21
         6.2.1    Minimum Gain Chargeback................................. 21
         6.2.2    Partner Minimum Gain Chargeback......................... 21
         6.2.3    Qualified Income Offset................................. 22
         6.2.4    Nonrecourse Deductions.................................. 22
         6.2.5    Partner Nonrecourse Deductions.......................... 22
         6.2.6    Code Section 754 Adjustments............................ 22
6.3      Allocations for Tax Purposes..................................... 23
         6.3.1    General................................................. 23
         6.3.2    To Eliminate Book-Tax Disparities....................... 23
         6.3.3    Power of General Partner to Elect Method................ 23

                                   ARTICLE VII
                      MANAGEMENT AND OPERATIONS OF BUSINESS

7.1      Management....................................................... 23
         7.1.1    Powers of General Partner............................... 23
         7.1.2    No Approval Required for Above Powers................... 26
         7.1.3    Insurance............................................... 26
         7.1.4    Working Capital Reserves................................ 26
7.2      Certificate of Limited Partnership............................... 26
7.3      Restrictions on General Partner's Authority...................... 27
7.4      Responsibility for Expenses...................................... 27
         7.4.1    No Compensation......................................... 27
         7.4.2    Responsibility for Ownership and Operation Expenses..... 27
7.5      Outside Activities of the General Partner........................ 28
7.6      Contracts with Affiliates........................................ 28
7.7      Indemnification.................................................. 28
         7.7.1    General................................................. 28
         7.7.2    In Advance of Final Disposition. ....................... 28
         7.7.3    Other Than by This Section.............................. 29

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         7.7.4    Insurance................................................................    29
         7.7.5    No Personal Liability for Limited Partners...............................    29
         7.7.6    Interested Transactions..................................................    29
         7.7.7    Binding Effect...........................................................    29
7.8      Liability of the General Partners.................................................    29
         7.8.1    General..................................................................    29
         7.8.2    No Obligation to Consider Interests of Limited Partners..................    29
         7.8.3    Acts of Agents...........................................................    30
         7.8.4    Effect of Amendment......................................................    30
7.9      Other Matters Concerning the General Partners.....................................    30
         7.9.1    Reliance on Documents....................................................    30
         7.9.2    Reliance on Consultants and Advisers.....................................    30
         7.9.3    Action Through Officers and Attorneys....................................    30
         7.9.4    Actions to Maintain REIT Status or Avoid Taxation of the General
         Partner...........................................................................    30
7.10     Title to Partnership Assets.......................................................    31
7.11     Reliance by Third Parties.........................................................    31

                                  ARTICLE VIII
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

8.1      Limitation of Liability...........................................................    31
8.2      Management of Business............................................................    31
8.3      Outside Activities of Limited Partners............................................    32
8.4      Priority Among Limited Partners...................................................    32
8.5      Rights of Limited Partners Relating to the Partnership............................    32
         8.5.1    Copies of Business Records...............................................    32
         8.5.2    Notification of Changes in Unit Adjustment Factor.  .....................    33
         8.5.3    Confidential Information.................................................    33
8.6      Redemption Right..................................................................    33

                                   ARTICLE IX
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

9.1      Records and Accounting.............................................................   34
9.2      Fiscal Year........................................................................   34
9.3      Reports............................................................................   34
         9.3.1    Annual Reports............................................................   34
         9.3.2    Quarterly Reports.........................................................   34

                                    ARTICLE X
                                   TAX MATTERS

10.1     Preparation of Tax Returns.........................................................   34
10.2     Tax Elections......................................................................   34
10.3     Tax Matters Partner................................................................   35
         10.3.1   General...................................................................   35

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         10.3.2   Powers....................................................................   35
         10.3.3   Reimbursement.............................................................   36
10.4     Organizational Expenses............................................................   36
10.5     Withholding........................................................................   36

                                   ARTICLE XI
                            TRANSFERS AND WITHDRAWALS

11.1     Transfer...........................................................................   37
         11.1.1   Definition................................................................   37
         11.1.2   Requirements..............................................................   37
11.2     Transfer of General Partner's or Special General Partner's Partnership Interest....   37
         11.2.1   General...................................................................   37
         11.2.2   Transfer in Connection With Reclassification, Recapitalization, or
         Business Combination Involving General Partner.....................................   37
11.3     Limited Partners' Rights to Transfer...............................................   38
         11.3.1   General...................................................................   38
         11.3.2   Incapacitated Limited Partners............................................   38
         11.3.3   Transfers Resulting in Corporation Status; Transfer Through Established
         Securities or Secondary Markets....................................................   38
         11.3.4   Transfers to Holders of Nonrecourse Liabilities...........................   39
         11.3.5   Transfers Causing Termination.............................................   39
11.4     Substituted Limited Partners.......................................................   39
         11.4.1   Consent of General Partner Required.......................................   39
         11.4.2   Rights and Duties of Substituted Limited Partners.........................   39
         11.4.3   Amendment of Exhibit A....................................................   39
11.5     Assignees.........................................................................    39
11.6     General Provisions................................................................    40
         11.6.1   Withdrawal of Limited Partner............................................    40
         11.6.2   Transfer of All Limited Partner Units by Limited Partner.................    40
         11.6.3   Timing of Transfers......................................................    40
         11.6.4   Allocation When Transfer Occurs..........................................    40

                                   ARTICLE XII
                              ADMISSION OF PARTNERS

12.1     Admission of Successor General Partner............................................    40
12.2     Admission of Additional Limited Partners..........................................    41
         12.2.1   General..................................................................    41
         12.2.2   Consent of General Partner Required......................................    41
12.3     Amendment of Agreement and Certificate............................................    41

                                  ARTICLE XIII
                           DISSOLUTION AND LIQUIDATION

13.1     Dissolution.......................................................................    41
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13.2     Winding Up........................................................................    42
         13.2.1   General..................................................................    42
         13.2.2   Where Immediate Sale of Partnership's Assets Impractical.................    43
13.3     Compliance with Timing Requirements of Regulations; Allowance for Contingent
           or Unforeseen Liabilities or Obligations........................................    43
13.4     Rights of Limited Partners........................................................    44
13.5     Notice of Dissolution.............................................................    44
13.6     Cancellation of Certificate of Limited Partnership................................    44
13.7     Reasonable Time for Winding-Up....................................................    44

                                   ARTICLE XIV
                  AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS

14.1     Amendments Generally..............................................................    44
14.2     General Partner's Power to Amend..................................................    44
14.3     Consent of Adversely Affected Partner Required....................................    45
14.4     When Consent of Limited Partnership Interests Required............................    45

                                   ARTICLE XV
                               GENERAL PROVISIONS

15.1     Addresses and Notice............................................. 45
15.2     Titles and Captions.............................................. 46
15.3     Pronouns and Plurals............................................. 46
15.4     Further Action................................................... 46
15.5     Binding Effect................................................... 46
15.6     Waiver of Partition.............................................. 46
15.7     Entire Agreement................................................. 46
15.8     Securities Law Provisions........................................ 46
15.9     Remedies Not Exclusive........................................... 46
15.10    Time............................................................. 46
15.11    Creditors........................................................ 47
15.12    Waiver........................................................... 47
15.13    Execution Counterparts........................................... 47
15.14    Applicable Law................................................... 47
15.15    Severability..................................................... 47
15.16    Limitation of Liability.......................................... 47

                                   ARTICLE XVI
                                POWER OF ATTORNEY

16.1     Scope............................................................ 47
16.2     Irrevocability................................................... 48

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            HERITAGE COMMUNITIES L.P.

         THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF HERITAGE COMMUNITIES L.P., is made as of the _____ day of April, 1997, by and among ASR
Investments Corporation, a Maryland corporation, as the General Partner, Heritage SGP Corporation, an Arizona corporation, as the Special General Partner, Jon A. Grove, as Formation Limited Partner and the Persons whose names are set forth on Exhibit A attached hereto, as the Limited Partners, together with any other Persons who become Partners in the Partnership as provided herein.

                                    RECITALS

         A. Pursuant to the Original Agreement, the General Partner, the Special General Partner and the Formation Limited Partner formed the Partnership.

         B. The General Partner, the Special General Partner and the Limited Partners have entered into the Master Combination and Contribution Agreement pursuant to which, among other things, they agreed to admit the Limited Partners as limited partners in the Partnership continued hereby.

         C. The General Partner, the Special General Partner and the Formation Limited Partner desire to admit the Limited Partners as limited partners in the Partnership.

         D. The  Formation  Limited  Partner  desires to  withdraw  as a limited
partner  in  the   Partnership  in  exchange  for  the  return  of  his  Capital
Contribution.

         E. The General Partner, the Special General Partner and the Limited Partners, being all of the Partners in the Partnership, desire to continue the Partnership as a limited partnership under the Revised Uniform Limited Partnership Act of the State of Delaware, and make this Agreement to amend and restate the Original Agreement to reflect and conform the foregoing admissions and withdrawal and to amend and restate and supersede in its entirety the Original Agreement, as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises, the mutual promises and agreements herein made, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner, the Special General Partner, the Formation Limited Partner, and the Limited Partners, intending to be legally bound, have agreed and do hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Definitions. Unless otherwise clearly indicated to the contrary, the following terms shall have the following meanings:

                  1.1.1 "Accrual Account" means an account maintained with respect to each Limited Partner Unit to which shall be credited (except as otherwise provided in the last sentence of this paragraph) on a monthly basis an amount, calculated as if interest at a per annum rate equal to the Prime Rate (as said rate may change from time to time), plus one percentage point, on the average daily balance of such Limited Partner Unit's Unpaid Distribution Account, and from which shall be debited the amount of any distributions of available Cash or Capital Transaction Proceeds with respect to such Accrual Account pursuant to clause (i) of Section 5.1.1 or clause (i) of Section 5.1.2 hereof. The amount to be credited to each Accrual Account shall be cumulative and shall compound annually, if unpaid.

                  1.1.2  "Act"  means  the  Delaware   Revised  Uniform  Limited
Partnership Act as it may be amended from time to time, and any successor to such statute.

                  1.1.3 "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 4.2.1 hereof and who is shown as such on the books and records of the Partnership.

                  1.1.4 "Adjusted Capital Account" means the Capital Account maintained for each Partner as of the end of each Partnership Year (a) increased by any amounts which such Partner is obligated to restore pursuant to any provisions of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulation sections 1.704-2(g)(1) and 1.704-2(i)(5) and (b) decreased by the items described in paragraphs (4), (5) and (6) of Treasury Regulation section 1.704- 1(b)(2)(ii)(d). This definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                  1.1.5 "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Adjusted Capital Account as of the end of the relevant Partnership Year.

                  1.1.6 "Adjusted Property" means any property the Carrying Value of which has been adjusted pursuant to Section 4.4 hereof.

                  1.1.7 "Affiliate" means, with respect to any Person, (a) any Person directly or indirectly controlling, controlled by or under common control with such Person, (b) any Person owning or controlling 10 percent or more of the outstanding voting interests of such Person, (c) any Person of which such Person owns or controls 10 percent or more of the voting interests, or (d) any officer, director, general partner or trustee of such Person or any Person referred to in clauses (a), (b), and (c) above.

                  1.1.8 "Agreed Value" means (a) in the case of any Contributed Property set forth in Exhibit B and, as of the time of its contribution to the Partnership, the Agreed Value of such property as set forth in Exhibit B, and
(b) in the case of any property distributed to a Partner by the Partnership, the Partnership's Carrying Value of such property at the time such property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution as determined under Code section 752 and the regulations thereunder.

                  1.1.9 "Agreement" means this Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time.

                  1.1.10 "Articles of Incorporation" means the Articles of Incorporation of ASR Investments Corporation, as filed with the Secretary of State of the State of Maryland, as further amended or restated from time to time.

                  1.1.11 "Assignee" means a Person to whom one or more Partnership Units have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has only the rights set forth in Section 11.5.

                  1.1.12 "Available Cash" means with respect to any period for which such calculation is being made:

                           (a) all  cash  revenues  and  funds  received  by the
Partnership from whatever source, excluding, however, Capital Transaction Proceeds, plus the amount of any reduction (including, without limitation, a reduction resulting because the General Partner determines such amounts are no longer necessary) in reserves of the Partnership, which reserves are referred to in clause (b)(iv) and Section 1.1.18 below:

                           (b)  less  the sum of the  following  (except  to the
extent taken into account in determining Capital Transaction Proceeds):

                                    (i) all  interest,  principal and other debt
payments made during such period by the Partnership,

                                    (ii)  all   reasonable   cash   expenditures
(including capital expenditures) made by the Partnership during such period,

                                    (iii)  investments in any entity  (including
loans made thereto) to the extent that such investments are permitted under this Agreement and are not otherwise described in clauses (b)(i) or (ii), and

                                    (iv) the amount of any  increase in reserves
(including reserves to make capital expenditures) established during such period which the General Partner or the Special General Partner determines is necessary or appropriate in its sole and absolute discretion.

Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership.

                  1.1.13 "Book-Tax  Disparities" means, with respect to any item
of  Contributed   Property  or  Adjusted  Property,   as  of  the  date  of  any
determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to Section 4.4 and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax account principles.

                  1.1.14 "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York, are authorized or required by law to close.

                  1.1.15 "Capital Account" means the Capital Account maintained for a Partner pursuant to Section 4.4 hereof.

                  1.1.16 "Capital Contribution" means with respect to any Partner, any cash, cash equivalents or the Agreed Value of Contributed Property which such Partner contributes or is deemed to contribute to the Partnership pursuant to Section 4.1 or 4.2 hereof and which shall be treated as a contribution to the Partnership pursuant to Code section 721(a).

                  1.1.17 "Capital Transaction" means a sale, exchange or other disposition (other than in liquidation of the Partnership or any Subsidiary Partnership) or a financing or refinancing by the Partnership or any Subsidiary Partnership (which shall not include any loan or financing to the General Partner as permitted by Section 7.1.1(c)) of a Partnership or Subsidiary Partnership asset or any portion thereof, that under generally accepted accounting principles the proceeds of which are deemed attributable to capital.

                  1.1.18 "Capital Transaction Proceeds" means the net cash proceeds of a Capital Transaction received by the Partnership, after deducting all reasonable expenses incurred in connection therewith and after application of any proceeds, at the sole discretion of the General Partner or the Special General Partner, toward the payment of any indebtedness of the Partnership or any Subsidiary Partnership secured by the property that is the subject of that Capital Transaction, the purchase or financing of any improvements or an expansion of Partnership or Subsidiary Partnership property, the distribution of proceeds to the general partner of any Subsidiary Partnership, or the establishment of any reserves that the General Partner determines are necessary or appropriate in its sole and absolute discretion; provided, however, that if the Partnership or any Subsidiary Partnership obtains financing for their respective properties for which no permanent financing has previously existed, the proceeds of such financing shall not be deemed to be Capital Transaction Proceeds if and to the extent that the General Partner or the Special General Partner determines to reinvest such proceeds in additional and existing real property investments of the Partnership or any Subsidiary Partnership.

                  1.1.19 "Capital Transaction Record Date" has the meaning set forth in Section 5.1.2.

                  1.1.20 "Carrying Value" means (a) with respect to a Contributed Property or Adjusted Property, the Code section 704(c) value of such property (or in the case of an Adjusted Property, the fair market value of such property at the time of its latest adjustment under Section 4.4.4) reduced (but not below zero) by all Depreciation with respect to such property charged to the Partners' Capital Accounts and (b) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Section 4.4 hereof and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

                  1.1.21 "Certificate" means the Certificate of Limited Partnership relating to the Partnership filed in the office of the Secretary of State of the State of Delaware, as amended from time to time in accordance with the terms hereof and the Act.

                  1.1.22 "Code" means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section or sections shall be deemed to include a reference to any corresponding provision of future law.

                  1.1.23 "Code Section 704(c) Value" of any Contributed Property means the Agreed Value of such property as set forth in Exhibit B. Subject to
Section 4.4 hereof, the General Partner shall use such method as it deems reasonable and appropriate to allocate the aggregate of the Code Section 704(c) Value of Contributed Properties among each separate property on a basis proportional to its fair market value.

                  1.1.24 "Contributed Property" means each property or other asset (but excluding cash), in such form as may be permitted by the Act contributed or deemed contributed to the Partnership. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 4.4.4 hereof, such property shall no longer constitute a Contributed Property for purposes of
Section 4.4.4 hereof, but shall be deemed an Adjusted Property for such purposes.

                  1.1.25 "Contribution Agreement" means that certain Master Combination and Contribution Agreement, dated as of November 8, 1996, among the General Partner, the Special General Partner, the Limited Partners, the Partnership, and certain other parties identified therein, which provides for the issuance of Partnership Units in the Partnership in exchange for the contribution of those properties listed in Exhibit B.

                  1.1.26  "Conversion Right" shall have the meaning set forth in
Section 4.2.2 hereof.

                  1.1.27  "Converting  Partner"  has the  meaning  set  forth in
Section 4.2.2 hereof.

                  1.1.28 "Depreciation" means for each fiscal year or other period, an amount equal to the federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the General Partner, provided that the General Partner shall determine Depreciation consistently with the method used in respect of real property owned directly by the General Partner.

                  1.1.29  "Dissolution  Event"  has the  meaning  set  forth  in
Section 13.1.

                  1.1.30 "Formation Limited Partner" means Jon A. Grove.

                  1.1.31 "Funds from Operations" means, with respect to any period for which such calculation is being made, the net income of the General Partner (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect Funds from Operations on a consistent basis.

                  1.1.32 "General Partner" means ASR Investments Corporation, a Maryland corporation operating as a real estate investment trust, or its permitted successors as a general partner in the Partnership.

                  1.1.33 "General Partners" means the General Partner and the Special General Partner.

                  1.1.34 "General Partnership Interest" means a Partnership Interest held by the General Partner or the Special General Partner that is a general partnership interest. A General Partnership Interest may be expressed as a number of General Partner Units determined by dividing such Partner's Capital Contributions by $18.10.

                  1.1.35 "Immediate Family" means, with respect to any natural Person, such natural Person's spouse, parents, descendants, nephews, nieces, brothers and sisters and trusts for the benefit of any of the foregoing.

                  1.1.36 "Incapacity" or "Incapacitated" means (a) as to any individual Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his Person or his estate; (b) as to any corporation which is a partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (c) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; (d) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (e) as to any trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (f) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when the Partner (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against him an order of relief in any bankruptcy or insolvency proceeding, (iv) files a petition or answer seeking for himself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law of regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against him in any proceeding of this nature, (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Partner or of all or any substantial part of his properties,
(vii) the Partner is the debtor in any proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, which has not been dismissed within 120 days after the commencement thereof, (viii) the appointment, without the partner's consent or acquiescence, of a trustee, receiver or liquidator has not been vacated or stayed within 90 days after the appointment, or such appointment is not vacated within 90 days after the expiration of any such stay.

                  1.1.37 "Indemnitee" means (a) any Person made a party to a proceeding by reason of his status as (i) the General Partner, (ii) the Special General Partner, (iii) a Limited Partner or (iv) a director, officer, trustee or shareholder of the Partnership or a Partner, and (b) such other Persons (including Affiliates of the General Partner, the Special General Partner or the Partnership) acting in good faith on behalf of the Partnership as determined by the General Partner in its good faith judgment, other than for any action taken by any such Person (described in clause (a) or (b) of this sentence) involving fraud, willful misconduct or gross negligence.

                  1.1.38  "IRS"  means  the  Internal  Revenue  Service,   which
administers the internal revenue laws of the United States.

                  1.1.39 "Limited Partner" means any Partner named as a Limited Partner in Exhibit A attached hereto, as such exhibit may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

                  1.1.40 "Limited Partner Consent" means the written consent of Limited Partners owning more than 50 percent of the Limited Partner Interests at the time in question.

                  1.1.41 "Limited Partnership Interest" means a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partnership Interest may be expressed as a number of Limited Partner Units.

                  1.1.42 "Liquidating Transaction" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, results in the sale or other disposition of all or substantially all of the assets of the Partnership.

                  1.1.43 "Liquidator" has the meaning set forth in Section 13.2.

                  1.1.44 "Net Income" means for any taxable period, the excess, if any, of the Partnership's items of income and gain for such taxable period over the Partnership's items of loss and deduction for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with Section 4.4.2. Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Income is subjected to the special allocation rules in Section 6.2 and 6.3, Net Income or the resulting Net Loss, whichever the case may be, shall be recomputed without regard to such item.

                  1.1.45 "Net Loss" means for any taxable period, the excess, if any, of the Partnership's items of loss and deduction for such taxable period over the Partnership's items of income and gain for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with Section 4.4.2. Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Loss is subjected to the special allocation rules in Sections 6.2 and 6.3, Net Loss or the resulting Net Income, whichever the case may be, shall be recomputed without regard to such item.

                  1.1.46 "Nonrecourse Built-in Gain" means, with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or negative pledge securing a Nonrecourse Liability, the amount of taxable gain that would be allocated to the Partners pursuant to Section 6.3.2 if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

                  1.1.47 "Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Treasury Regulation section 1.704-2(c).

                  1.1.48 "Nonrecourse Liability" has the meaning set forth in Treasury Regulation section 1.752-1(a)(2).

                  1.1.49 "Notice of Conversion" means the Notice of Conversion substantially in the form of Exhibit C attached to this Agreement.

                  1.1.50 "Original Agreement" means that certain Agreement of Limited Partnership of Heritage Communities L.P., dated as of November 25, 1996 and effective as of December 6, 1996, by and among the General Partner, the Special General Partner and the Formation Limited Partner.

                  1.1.51 "Original Limited Partner" means a Limited Partner who is a Partner at the effective date of this Agreement and who owns one or more Original Limited Partner Units on the date action is called for under Section
13.1. The term "Original Limited Partner" shall also include any permitted transferee of an Original Limited Partner pursuant to Section 11.3.

                  1.1.52 "Original Limited Partner Unit" means a Partnership Unit held by an Original Limited Partner.

                  1.1.53 "Partner" means a General Partner, a Special General Partner or a Limited Partner, and "Partners" means the General Partner, the Special General Partner and the Limited Partners.

                  1.1.54 "Partner Minimum Gain" means an amount with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Treasury Regulation section 1.704-2(i)(3).

                  1.1.55 "Partner Nonrecourse Debt" has the meaning set forth in Treasury Regulation section 1.704-2(b)(4).

                  1.1.56 "Partner Nonrecourse Deductions" has the meaning set forth in Treasury Regulation section 1.704-(i)(2), and the amount of Partner
Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Treasury Regulation section 1.704-2(i)(2).

                  1.1.57 "Partnership" means the limited partnership formed under the Act and continued pursuant to this Agreement, and any successor thereto.

                  1.1.58 "Partnership Interest" means an ownership interest in the Partnership representing a Capital Contribution by either a Limited Partner, the Special General Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Units.

                  1.1.59 "Partnership Minimum Gain" has the meaning set forth in Treasury Regulation section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Treasury Regulation section 1.704-2(d).

                  1.1.60 "Partnership Record Date" means the record date established by the General Partner for the distribution of Available Cash pursuant to Section 5.1 hereof, which record date shall be the same as the record date established by the General Partner for a dividend to its shareholders.

                  1.1.61 "Partnership Unit" or "Unit" means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Sections 4.1 and 4.2, in such number as set forth in Exhibit A attached hereto, as such exhibit may be amended from time to time in accordance with the terms of this Agreement.

                  1.1.62 "Partnership Year" means the fiscal year of the Partnership, which shall be the calendar year.

                  1.1.63 "Percentage Interest" means, as to a Partner, its interest in the Partnership as determined by dividing the Partnership Units owned by such Partner by the total number of Partnership Units then outstanding and as specified in Exhibit A attached hereto, as such exhibit may be amended from time to time.

                  1.1.64   "Person"   means  an  individual  or  a  corporation,
partnership, trust, unincorporated organization, association or other entity.

                  1.1.65 "Prime Rate" means, on any date, a fluctuating rate of interest per annum equal to the "prime rate" published in the "Money Rates" or equivalent section of the Western Edition of The Wall Street Journal, provided that if a "prime rate" range is published by The Wall Street Journal, then the highest rate of such range will be used, or if The Wall Street Journal ceases publishing a prime rate or a prime rate range, then the General Partner will select a prime rate, prime rate range or another substitute interest rate index that is based upon comparable information.

                  1.1.66 "Recapture Income" means any gain recognized by the Partnership (computed without regard to any adjustment required by Code section 734 or Code section 743) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income for federal income tax purposes because it represents the recapture of deductions previously taken with respect to such property or asset.

                  1.1.67 "Recourse Liabilities" has the meaning set forth in Treasury Regulation section 1.752-1(a)(1).

                  1.1.68 "Redemption Amount" means an amount of cash equal to the number of Limited Partner Units, multiplied by the Unit Adjustment Factor, that are the subject of a Notice of Conversion multiplied by the Value on the Valuation Date of the Shares that the Partner delivering the Notice of Conversion would have been entitled to receive under Section 4.2.2 plus, except as otherwise provided in Section 4.2.2(d), the unreturned balances in the Accrual Accounts and Unpaid Distribution Accounts maintained for the Limited Partner Units that are the subject of such Notice of Conversion.

                  1.1.69 "REIT" means a real estate  investment trust under Code section 856.

                  1.1.70 "Residual Gain" or "Residual Loss" means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange of other disposition of Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 6.3.2(a)(i) or Section 6.3.2(b)(i) to eliminate Book-Tax Disparities.

                  1.1.71 "Securities Act" means the Securities Act of 1933, as amended.

                  1.1.72 "Shares" means the shares of common stock, $0.01 par value, of ASR Investments Corporation, a Maryland corporation.

                  1.1.73 "Special General Partner" means Heritage SGP Corporation, an Arizona corporation operating as a qualified REIT subsidiary under Code section 856(i), or its permitted successors as a general partner in the Partnership.

                  1.1.74 "Specified Conversion Date" means the tenth Business Day after receipt by the General Partner of a Notice of Conversion.

                  1.1.75 "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (a) the voting power of the voting equity securities or (b) the outstanding equity interests is owned, directly or indirectly, by such Person.

                  1.1.76 "Subsidiary Partnership" means a limited partnership formed under the laws of any state in the United States, the sole limited partner of which is the Partnership and the sole general partner or general partners of which are the General Partner and/or the Special General Partner in which the interest of the General Partner and the Special General Partner in all items of income, gain, loss, deduction, credit and distributions shall not exceed, in the aggregate, one percent.

                  1.1.77 "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4.

                  1.1.78 "Transaction" has the meaning set forth in Section 11.2.2.

                  1.1.79 "Treasury Regulation" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  1.1.80 "Unit Adjustment Factor" means initially 1.0; provided that in the event that the General Partner (i) declares or pays a dividend on its outstanding Shares in Shares or makes a distribution to all holders of its outstanding Shares in Shares, (ii) subdivides its outstanding Shares, or (iii) combines its outstanding Shares into a smaller number of Shares, the Unit Adjustment Factor shall be adjusted by multiplying the Unit Adjustment Factor by a fraction, the numerator of which shall be the number of Shares issued and outstanding on the record date (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination.

                  1.1.81 "Unpaid Distribution Account" means an account maintained with respect to each Limited Partner Unit to which shall be credited on a quarterly basis, but only to the extent not distributed currently in accordance with clause (iii) of Section 5.1.1 hereof, an amount per Limited Partner Unit (multiplied by the Unit Adjustment Factor) equal to the dividend per Share paid by the General Partner for such quarter, and from which shall be debited the amount of any distributions of Available Cash or Capital Transaction Proceeds with respect of such Unpaid Distribution Account pursuant to clause
(ii) of Section 5.1.1 or clause (ii) of Section 5.1.2 hereof.

                  1.1.82 "Unrealized Gain" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property (as determined under Section 4.4 hereof) as of such date, over (b) the Carrying Value of such property (prior to any adjustment to be made pursuant to Section 4.4 hereof) as of such date.

                  1.1.83 "Unrealized Loss" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property (prior to any adjustment to be made pursuant to Section 4.4 hereof) as of such date, over (b) the fair market value of such property (as determined under Section 4.4 hereof) as of such date.

                  1.1.84 "Valuation Date" means the date of receipt by the General Partner of a Notice of Conversion or, if such date is not a Business Day, the first Business Day thereafter.

                  1.1.85 "Value" means, with respect to a Share, the average of the daily market price for the 10 consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (a) if the Shares are listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, (b) if the Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or (c) if the Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the 10 days prior the date in question, the Value of the Shares shall be determined by the board of directors of the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment appropriate.

         1.2 Currency. All payments, advances and cash contributions of capital to be made by a Partner to or on behalf of the Partnership and all cash distributions and other payments made by the Partnership to a Partner shall be made in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private. All references in this Agreement to "dollars" shall mean United States of America dollars.

         1.3 Schedules and Exhibits. All schedules and exhibits annexed or attached hereto are expressly incorporated into and made a part of this Agreement.

         1.4  Construction  of  Term   "Including".   The  terms  "include"  and
"including"   shall  be  construed  as  if  followed  by  the  phrase   "without
limitation".

         1.5 Certain Accounts. The Accrual Accounts and the Unpaid Distribution Accounts do not constitute capital accounts, but are established and maintained solely for the purpose of computing various distributions to be made hereunder.

         1.6 Interest Calculations. Any interest (or other amounts calculated like interest under this Agreement) which is to be calculated under this Agreement shall be computed on the daily outstanding balance of the amount on which interest accrues hereunder. All interest calculations under this Agreement, including the determination of accruals on the various accounts, shall be made monthly (but compounding, if any, would occur only on an annual basis) and shall be computed on the basis of a fraction the denominator of which is the actual number of days in the particular calendar year and the numerator of which is the actual number of days in the month for which interest is being calculated.

         1.7 Other Terms. Any term used in this Agreement which is not defined in this Article I shall have the meaning set forth elsewhere in this Agreement.

                                   ARTICLE II
                             ORGANIZATIONAL MATTERS

         2.1 Organization and Continuation; Application of Act.

                  2.1.1 Organization and Continuation of Partnership. The General Partner, the Special General Partner and the Limited Partners do hereby continue the Partnership as a limited partnership according to all of the terms and provision of this Agreement and otherwise in accordance with the Act. The General Partner and the Special General Partner are the only general partners and the Limited Partners are the only limited partners in the Partnership. All Partnership profits, losses, and distributive shares of tax items accruing prior to the effectiveness of this Agreement shall be allocated in accordance with, and the respective rights and obligations of partners with respect to the period prior to the effectiveness of this Agreement shall be governed by, the Original Agreement. The Formation Limited Partner hereby withdraws from the Partnership in exchange for a return of his original capital contribution.

                  2.1.2 Application of Act. The Partnership is a limited partnership pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. No Partner has any interest in any Partnership property, and the Partnership Interest of each Partner shall be personal property for all purposes.

         2.2 Name. The name of the Partnership is Heritage Communities L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P." "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall promptly notify the Limited Partners of such change, provided, that the name of the Partnership may not be changed to include the name, or any variant thereof, of any Limited Partner without the written consent of that Limited Partner.

         2.3 Registered Office and Agent; Principal Office. The address of the registered office of the Partnership in the State of Delaware is located at 1029 Orange Street, Wilmington, New Castle County, Delaware 19801, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office is The Corporation Trust Company. The principal office of the Partnership is 335 North Wilmot, Suite 250, Tucson, Arizona 85711, or such other place in the United States as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

                  2.4 Term. The term of the Partnership shall commence on the date hereof and shall continue until December 31, 2086, unless it is dissolved sooner pursuant to the provisions of Article XIII or as otherwise provided by law.

                                   ARTICLE III
                                     PURPOSE

         3.1 Purpose and Business. The purpose and nature of the business to be conducted by the Partnership is (a) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act and in connection therewith to sell or otherwise dispose of Partnership assets, (b) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing, and (c) to do anything necessary or incidental to the foregoing which, in each case, is not in breach of this Agreement; provided, however, that each of the foregoing clauses (a), (b), and (c) shall be limited and conducted in such a manner as to permit the General Partner at all times to be classified as a REIT, unless the General Partner provides notice to the Partnership that it intends to cease or has ceased to qualify as a REIT.

         3.2 Powers. The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership; provided, the Partnership shall not take any action which, in the reasonable business judgment of the General Partner, (a) could adversely affect the ability of the General Partner to continue to qualify as a REIT, (b) could subject the General Partner to any additional taxes under Code section 857 or Code section 4981, or (c) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner or its securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.

                                   ARTICLE IV
                    CAPITAL CONTRIBUTIONS; ISSUANCE OF UNITS;
                                CAPITAL ACCOUNTS

         4.1      Capital Contributions of the Partners.

                  4.1.1    Initial Capital Contributions.

                           (a) The General Partner,  the Special General Partner
and the Formation Limited Partner each previously contributed $100.00 to the Partnership's capital. As of the date of this Agreement, the Formation Limited Partner has withdrawn and his Capital Contribution has been returned.

                           (b) At the time of the  execution of this  Agreement,
the Partners shall make or shall have made their respective Capital Contributions as required or permitted by the Contribution Agreement and as set forth in Exhibit A to this Agreement. The General Partner's Capital Contribution may include all or any part of the Partnership's costs associated with the contribution and acquisition of the properties contributed by the Limited Partners, including due diligence costs, transfer fees and other closing costs, as determined in the General Partner's sole discretion. The Limited Partners' contributions shall be contributions of property to the Partnership in accordance with Code section 721(a) as set forth in the Contribution Agreement and Exhibit B attached hereto. The Partners shall own Partnership Units in the amounts set forth in Exhibit A and shall have a Percentage Interest in the Partnership as set forth in Exhibit A, which Percentage Interest shall be adjusted in Exhibit A from time to time by the General Partner in accordance with Section 1.1.63 to the extent necessary to reflect accurately redemptions, conversions, Capital Contributions, the issuance of additional Partnership Units, or similar events having an effect on a Partner's Percentage Interest. Partnership Units acquired by the General Partner or the Special General Partner in exchange for Capital Contributions shall be deemed to be the General Partnership Interest.

                  4.1.2 Additional Capital Contributions or Assessments. No Partner shall be assessed or, except for any such amounts which a Limited Partner may be obligated to repay under Section 10.5, be required to contribute additional funds, except as provided in Sections 4.1.5 and 7.1.1(c), or other property to the Partnership. Any additional funds required by the Partnership, as determined by the General Partner in its reasonable business judgment, may, at the option of the General Partner and without an obligation to do so, be contributed by the General Partner, the Special General Partner, or both as additional Capital Contributions; provided, however, that the General Partner, separately or together with the Special General Partner, shall contribute to the Partnership an additional $400,000 as a Capital Contribution during each Fiscal Year in exchange for General Partner Units which shall be added to the General Partnership Interest. If and as the General Partner or any other Partner makes additional Capital Contributions to the Partnership, each such Partner shall receive additional General Partner Units, but only as provided for in this
Section 4.1.2 or Section 4.2.

                  4.1.3 Return of Capital Contributions. Except as otherwise expressly provided herein, the Capital Contribution of each Partner will be returned to that Partner only in the manner and to the extent provided in
Article V and Article XIII hereof, and no Partner may withdraw from the Partnership or otherwise have any right to demand or receive the return of its Capital Contribution to the Partnership (as such), except as specifically provided herein. Under circumstances requiring a return of any Capital Contribution, no Partner shall have the right to receive property other than cash, except as specifically provided herein. No Partner shall be entitled to interest on any Capital Contribution or Capital Account notwithstanding any disproportion therein as between the Partners. Except as specifically provided herein, neither the General Partner nor the Special General Partner shall be liable for the return of any portion of the Capital Contribution of any Limited Partner, and the return of such Capital Contributions shall be made solely from Partnership assets.

                  4.1.4 Liability of Limited Partners. No Limited Partner shall have any further personal liability to contribute money to, or in respect of, the liabilities or the obligations of the Partnership, nor shall any Limited Partner be personally liable for any obligations of the Partnership, except as otherwise provided in Section 4.1.2 or in the Act. No Limited Partner shall be required to make any contributions to the capital of the Partnership other than its Capital Contribution.

                  4.1.5 Negative Capital Account. If the General Partner or the Special General Partner, on the date of "liquidation" of its respective interest in the Partnership (within the meaning of Treasury Regulation section 1.704-1(b)(2)(ii)(g)), has a negative balance in its Capital Account, then such Partner shall contribute in cash to the capital of the Partnership the amount required to increase its Capital Account as of such date to zero. Any such contribution required of the General Partner or the Special General Partner under this Section 4.1.5 shall be made by such Partner on or before the later of
(i) the end of the Partnership Year in which such Partner's interest in the Partnership is liquidated, or (ii) the ninetieth calendar day following the date of such liquidation. Notwithstanding any provision of this Agreement to the contrary, all amounts so contributed by the General Partner or the Special General Partner to the capital of the Partnership in accordance with this
Section 4.1.5 shall, upon liquidation of the Partnership under Article XIII hereof, be distributed in accordance with Section 13.2.1 hereof.

                  4.1.6 Minimum Capital Contribution by General Partners. Notwithstanding anything contained herein to the contrary, the minimum aggregate Capital Contribution by the General Partner and the Special General Partner shall be an amount equal to at least 1.01 percent of aggregate Capital Contributions of the Limited Partners. In the event that such required minimum Capital Contribution is increased as a result of the admission of any Additional Limited Partners and the General Partner and the Special General Partner have not contributed the required minimum amount to the Partnership, the amount necessary to satisfy such required minimum Capital Contribution shall be payable by the General Partner or the Special General Partner upon admission of such Additional Limited Partner.

         4.2 Issuances of Additional Partnership Interests.

                  4.2.1 General. The General Partner is hereby authorized to cause the Partnership to issue such additional Partnership Interests in the form of Limited Partner Units for any Partnership purpose at any time or from time to time, to the Partners or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion; provided, however, if the General Partner issues additional Limited Partnership Interests in exchange for the contribution of additional properties, the General Partners' obligation to make additional Capital Contributions under Section 4.1.2 shall increase by an amount equal to $400,000 multiplied by the fraction whose numerator is the number of Limited Partner Units to be issued in exchange for the additional property and whose denominator is the total number of outstanding Limited Partner Units as of the date of this Agreement.

                  4.2.2 Conversion of Units.

                           (a) Subject to the further provisions of this Section
4.2.2 and subject to Section 8.6, each Limited Partner shall have the right (the "Conversion Right") to exchange any or all of the Limited Partner Units held by that Partner for Shares, with one Limited Partner Unit (as adjusted pursuant to 4.2.2 (b)) being exchangeable for one fully paid, non-assessable Share. The Conversion Right may be exercised by a Limited Partner (a "Converting Partner") at any time after the first anniversary date of the date of this Agreement and from time to time thereafter by delivering a Notice of Conversion in the form of Exhibit C to the General Partner. Upon receipt by the General Partner of a Notice of Conversion, on the Specified Conversion Date the General Partner shall issue to the Converting Partner the number of Shares equal to the number of Limited Partner Units to be exchanged. The General Partner shall at all times reserve and keep available out of its authorized but unissued Shares, solely for the purpose of effecting the exchange of Limited Partner Units for Shares, such number of Shares as shall from time to time be sufficient to effect the conversion of all outstanding Limited Partner Units. No Limited Partner shall, solely by virtue of being the holder of one or more Limited Partner Units, be deemed to be a shareholder of or have any other interest in the General Partner.

                           (b) For purposes of this Section 4.2.2, the number of
Limited Partner Units exchanged by any Limited Partner shall be proportionately adjusted by multiplying the number of Limited Partner Units being exchanged by such Limited Partner by the Unit Adjustment Factor; the intent of this provision is that one Limited Partner Unit (as adjusted) remains exchangeable for one Share without dilution. In the event the General Partner issues any Shares in exchange for Limited Partner Units pursuant to this Section 4.2.2, any such Limited Partner Units so acquired by the General Partner shall thereafter be owned by the General Partner as Limited Partner Units for all purposes of this Agreement, except for those actions requiring the vote of the Limited Partners or Limited Partner Consent. Each Converting Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of Shares upon exercise of the Conversion Right.

                           (c) On any Specified  Conversion Date occurring on or
prior to the tenth anniversary of the date hereof, the Partnership shall pay in cash to any Converting Partner the then unreturned balances in the Accrual Accounts and Unpaid Distribution Accounts maintained for the Limited Partner Units that are the subject of the Notice of Conversion.

                           (d) On any Specified  Conversion Date occurring after
the tenth anniversary of the date hereof, the Partnership shall pay in cash to any Converting Partner the then unreturned balances in the Accrual Accounts and Unpaid Distribution Accounts maintained for the Limited Partner Units that are the subject of the Notice of Conversion; provided, however, that no such payment of the then unreturned balances in such Accrual Accounts and Unpaid Distribution Accounts shall be required if the Value of a Share for which a Limited Partner Unit is exchangeable pursuant to a Limited Partner's Conversion Right is at least 110 percent of the sum of (i) the quotient obtained by dividing the Converting Partner's Capital Contribution as set forth on Exhibit A by the number of Limited Partner Units (multiplied by the Unit Adjustment Factor) originally held by such Partner and (ii) the then unreturned balances per Limited Partner Unit (as adjusted by the Unit Adjustment Factor) in the Accrual Accounts and Unpaid Distribution Accounts maintained for the Partnership Units that are the subject of the Notice of Conversion.

         4.3 No Preemptive Rights. Except as specifically provided in this Agreement, no Person shall have any preemptive, preferential or other similar right with respect to (a) additional Capital Contributions or loans to the Partnership or (b) issuance or sale of any Partnership Units.

         4.4 Capital Accounts of the Partners.

                  4.4.1 General. The Partnership shall maintain for each partner a separate Capital Account in accordance with the rules of Treasury Regulation section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (a) the amount of all Capital Contributions made by such Partner to the Partnership pursuant to this Agreement and (b) all items of Partnership income and gain (including income and gain exempt from tax) computed in accordance with Section
4.4.2 hereof and allocated to such Partner pursuant to Sections 6.1 and 6.2 of this Agreement, and decreased by (i) the amount of cash or Agreed Value of all actual and deemed distributions of cash or property made to such Partner pursuant to this Agreement and (ii) all items of Partnership deduction and loss computed in accordance with Section 4.4.2 hereof and allocated to such Partner pursuant to Sections 6.1 and 6.2 of this Agreement.

                  4.4.2 Income, Gains, Deductions, and Losses. For purposes of computing the amount of any item of income, gain, loss or deduction to be reflected in the Partner's Capital Accounts, unless otherwise specified in this Agreement, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes determined in accordance with Code section 703(a) (for this purpose all items of income, gain, loss or deduction required to be stated separately pursuant to Code section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                           (a)  Except  as   otherwise   provided   in  Treasury
Regulation section 1.704- 1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Code section 754 which may be made by the Partnership; provided, the amounts of any adjustments to the adjusted bases of the assets of the Partnership made pursuant to Code section 734 as a result of the distribution of property by the Partnership to a Partner (to the extent that such adjustments have not previously been reflected in the Partners' Capital Accounts) shall be reflected in the Capital Accounts of the Partners in the manner and subject to the limitations prescribed in Treasury Regulation section 1.704-1(b)(2)(iv)(m).

                           (b) The  computation  of all items of  income,  gain,
loss and deduction shall be made without regard to the fact that items described in Code sections 705(a)(1)(b) or 705(a)(2)(b) are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes.

                           (c) Any  income,  gain or  loss  attributable  to the
taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

                           (d) In lieu of the  depreciation,  amortization,  and
other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year.

                           (e)  In  the   event  the   Carrying   Value  of  any
Partnership asset is adjusted pursuant to Section 4.4.4 hereof, the amount of any such adjustment shall be taken into account as gain or loss from the disposition of such asset.

                           (f) Any items  specifically  allocated  under Section
6.3 hereof shall not be taken into account.

                  4.4.3 Transfers of Partnership Units. A transferee of a Partnership Unit shall succeed to a pro rata portion of the Capital Account of the transferor.

                  4.4.4 Unrealized Gains and Losses.

                           (a)  Consistent   with  the  provisions  of  Treasury
Regulation section 1.704- 1(b)(2)(iv)(f), and as provided in Section 4.4.4(b), the Carrying Values of all Partnership assets shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the times of the adjustments provided in Section 4.4.4(b) hereof, as if such Unrealized Gain or Unrealized Loss has been recognized on an actual sale of each such property and allocated pursuant to
Section 6.1 of the Agreement.

                           (b)  Such  adjustments   shall  be  made  as  of  the
following times: (i) immediately prior to the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (ii) immediately prior to the distribution by the Partnership to a Partner of more than a de minimis amount of Property as consideration for an interest in the Partnership; and (iii) immediately prior to the liquidation of the Partnership or the General Partner's interest in the Partnership within the meaning of Treasury Regulation section 1.704- 1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses
(i) and

(ii) above shall be made only if such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership.

                           (c) In accordance  with Treasury  Regulation  section
1.704-1(b)(2)(iv)(e), the Carrying Value of Partnership assets distributed in kind shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the time any such asset is distributed.

                           (d) In determining such Unrealized Gain or Unrealized
Loss the aggregate cash amount and fair market value of all Partnership assets (including cash or cash equivalents) shall be determined by the General Partner using such reasonable method of valuation as it may adopt, or in the case of a liquidating distribution pursuant to Article XIII of this Agreement, be determined and allocated by the Liquidator using such reasonable methods of valuation as it may adopt.

                  4.4.5 Modification by General Partner. The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation section 1.704- 1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or any Limited Partners) are computed to comply with such Regulations, the General Partner shall give prompt written notice to each of the Limited Partners. In the event that the General Partner does not receive a written objection to such proposed modification within 20 Business Days after the date on which the General Partner first sent such notice, the General Partner may make such modification. In the event that the General Partner receives one or more written objections within such 20 Business Day period, the General Partner and the objecting Limited Partners shall attempt to resolve such matter within 10 Business Days from the expiration of such 20 Business Day period. In the event that the General Partner and the objecting Limited Partners cannot resolve such matter, the Partners select Deloitte & Touche to decide such matter and such determination shall be final. Notwithstanding the foregoing, no modification hereunder shall be made by the General Partner where such modification would have a material effect on the amounts distributable to any Person pursuant to Article XIII of this Agreement upon the liquidation of the Partnership. The General Partner also shall (a) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the
Partnership's balance sheet, as computed for book purposes, in accordance with Treasury Regulation section 1.704-1(b)(2)(iv)(q), and (b) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Treasury Regulation section 1.704-1(b).

                  4.4.6 General Partner's Minimum Capital Account Balance. Notwithstanding anything contained herein to the contrary, the General Partner and the Special General Partner shall at all times maintain an aggregate Capital Account balance of at least the lesser of (i) one percent of the positive aggregate Capital Account balances of all Partners (including the General Partner and the Special General Partner), or (ii) $500,000.

         4.5 Waiver and  Recontribution.  Each Limited Partner  understands that
(a) the offer and sale of the Units has not been registered under the Securities Act, and (b) the failure to register the Units could result in the Limited Partner being granted certain rights under federal securities law to rescind the Limited Partner's contribution to the Partnership. Each Limited Partner (i) hereby waives any and all rights it now has or may hereafter be granted under federal or applicable state securities laws to rescind its contribution to the Partnership on the basis that the offer and sale of the Units was not registered under the Securities Act (the "Waiver") and (ii) agrees that if the Waiver is deemed void or unenforceable for any reason, including, without limitation,
Section 14 of the Securities Act, the entire beneficial interest in all property and amounts received by the Limited Partner in payment of any such rescission (regardless of whether such action was initiated by the Limited Partner) or otherwise received by the Limited Partner as damages solely for failure to register the offer and sale of the Units under the Securities Act, will be promptly paid over and contributed by the Limited Partner to the Partnership, for no additional consideration from the General Partner or the Partnership and the Limited Partner will retain its Units and remain a Limited Partner of the Partnership. Each Limited Partner hereby consents to the disclosure of the agreements contained in this Section 4.5 in any prospectus forming a part of any registration statement of the General Partner filed with the Securities and Exchange Commission pursuant to the Securities Act.

                                    ARTICLE V
                                  DISTRIBUTIONS

         5.1      Requirement and Characterization of Distributions.

                  5.1.1 Distributions of Available Cash Flow. Subject to Sections 5.2 and 5.4 hereof, the General Partner shall distribute quarterly an amount equal to 100 percent of Available Cash generated by the Partnership during such quarter to the Partners who are Partners at the close of business on the Partnership Record Date with respect to such quarter in the following order of priority and to the extent of such Available Cash: (a) first, to each Limited Partner to the extent of and in proportion to the then unreturned balance of the Accrual Account maintained with respect to each Limited Partner Unit held by such Limited Partner; (b) second, to each Limited Partner to the extent of and in proportion to the then unreturned balance of the Unpaid Distribution Account maintained with respect to each Limited Partner Unit held by such Limited Partner; (c) third, to each Limited Partner to the extent of and in proportion to an amount per Limited Partner Unit (multiplied by the Unit Adjustment Factor) held by such Limited Partner equal to the dividend per Share paid by the General Partner for such quarter; and (d) fourth, the balance, if any, of the Available Cash for such quarter shall be distributed to the General Partners, pro rata, based upon their respective General Partner Units. No distribution (other than to a Converting Partner as provided in Section 4.4.2(c) and 4.2.2(d)) shall be made for any distribution period in respect of General Partner Units held by the General Partners unless all distributions due the Limited Partners in accordance with clauses (a), (b) and (c) of this Section 5.1.1 shall have been paid for all prior periods. Notwithstanding anything to the contrary contained herein, in no event may a Partner receive a distribution of Available Cash attributable to any period with respect to a Unit if such Partner is entitled to receive a dividend out of Funds from Operations attributable to such period with respect to a Share for which such Unit has been redeemed or exchanged.

                  5.1.2 Distributions of Capital Transaction Proceeds. Subject to Sections 5.2 and 5.4 hereof, until the tenth anniversary of the date hereof, the General Partner shall distribute Capital Transaction Proceeds received by the Partnership within 30 days after the date on which said Capital Transaction occurs (the "Capital Transaction Record Date") to the Partners who are Partners at the close of business on the Capital Transaction Record Date in the following order of priority and to the extent of such Capital Transaction Proceeds: (a) first, to each Limited Partner to the extent of and in proportion to the then unreturned balance of the Accrual Account maintained with respect to each Limited Partner Unit held by such Limited Partner, (b) second, to each Limited Partner to the extent of and in proportion to the then unreturned balance of the Unpaid Distribution Account maintained with respect to each Limited Partner Unit held by such Limited Partner, and (c) third, the balances, if any, of the Capital Transaction Proceeds shall be distributed to the General Partners, pro rata, based upon their General Partnership Interests. After the tenth anniversary of the date of this Agreement, the General Partner shall distribute Capital Transaction Proceeds received by the Partnership within 30 days after the Capital Transaction Record Date to the General Partners, pro rata, based upon their General Partnership Interests, and no other Partner shall have a right to share in such distribution; provided that the General Partner shall give the Limited Partners 10 days prior written notice of any such distribution.

         5.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.5 hereof with respect to any allocation, payment or distribution to the General Partner, the Special General Partner or any Limited Partners or Assignees shall be promptly paid solely out of funds of the Partnership by the General Partner to the appropriate taxing authority and treated as amounts distributed to the General Partner or such Limited Partners or Assignees pursuant to Section 5.1 for all purposes under this Agreement.

         5.3  Distribution  Upon   Liquidation.   Proceeds  from  a  Liquidating
Transaction  shall be  distributed  to the Partners in  accordance  with Section
13.2.

                                   ARTICLE VI
                                   ALLOCATIONS

         6.1 Allocations for Capital Account Purposes. For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's items of income, gain, loss and deduction (computed in accordance with Section 4.4 hereof) shall be allocated among the Partners for each taxable year (or portion thereof) as provided herein below.

                  6.1.1 Net Income. After giving effect to the special allocations set forth in Section 6.2 below, Net Income shall be allocated (a) first, to each Limited Partner to the extent that, on a cumulative basis, Net Losses previously allocated to the Limited Partners pursuant to Section 6.1.2 exceed Net Income previously allocated to the Limited Partners pursuant to this clause (a) of this Section 6.1.1, (b) second, to each Limited Partner until each Limited Partner has been allocated on a cumulative basis, Net Income equal to the sum of the distributions paid to such Limited Partner and the unreturned balances in the Accrual Accounts and the Unpaid Distribution Accounts maintained with respect to the Limited Partner Units held by such Limited Partner, and (c) thereafter, to the General Partners, pro rata, based upon their respective General Partner Units. Notwithstanding the foregoing, the General Partners shall be allocated on a combined basis not less than one percent of each item of Partnership gain, loss, income and deduction for each year.

                  6.1.2 Net Losses. After giving effect to the special allocations set forth in Section 6.2 below, Net Losses shall be allocated to the Partners in accordance with their respective Percentage Interests; provided that Net Losses shall not be allocated to any Limited Partner pursuant to this
Section 6.1.2 to the extent that such allocation would cause such Limited Partner to have an Adjusted Capital Account Deficit at the end of such taxable year (or increase any existing Adjusted Capital Account Deficit). All Net Losses in excess of the limitations set forth in the preceding sentence of this Section
6.1.2 shall be allocated to the General Partners, pro rata, based upon their respective General Partner Units.

                  6.1.3 Nonrecourse Liabilities. For purposes of Treasury Regulation section 1.752- 3(a), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (a) the amount of Partnership Minimum Gain and (b) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners in accordance with their respective Percentage Interests.

                  6.1.4 Gains. Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall to the extent possible, after taking into account other required allocations of gain pursuant to Section 6.2 below, be characterized as Recapture Income in the same proportions and to the same extent as such Partners have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

         6.2 Special Allocation Rules. Notwithstanding any other provision of the Agreement, the following special allocations shall be made in the following order:

                  6.2.1 Minimum Gain Chargeback. Notwithstanding any other provisions of Article VI, if there is a net decrease in Partnership Minimum Gain during any Partnership Year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined under Treasury Regulation section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulation section 1.704-2(f)(6). This Section 6.2.1 is intended to comply
                                       18
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with the minimum gain  chargeback  requirements in Treasury  Regulation  section
1.704-2(f), and, for purposes of this Section 6.2.1 only, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Section 6.1 of the Agreement with respect to such fiscal year and without regard to any decrease in Partner Minimum Gain during such fiscal year.

                  6.2.2 Partner Minimum Gain Chargeback. Notwithstanding any other provision of Article VI (except Section 6.2.1 hereof), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulation section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulation section 1.704-2(i)(5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulation section 1.704-2(i)(4). This Section 6.2.2 is intended to comply with the minimum gain chargeback requirement in Treasury Regulation section 1.704-2(i)(4) and shall be interpreted consistently therewith. Solely for purposes of this Section 6.2.2, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Article VI of this Agreement with respect to such fiscal year, other than allocations pursuant to Section 6.2.1 hereof.

                  6.2.3 Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in paragraphs (4), (5) or (6) of Treasury Regulation section 1.704-1(b)(2)(ii)(d), and after giving effect to the allocations required under Section 6.2.1 and
6.2.2 hereof, such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, its Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible.

                  6.2.4 Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership's Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury Regulations promulgated under Code section 704(b), the General Partner is authorized, upon notice to the Limited Partners in accordance with Section 4.4.5 hereof, to revise the prescribed ratio to the numerically closest ratio which does satisfy such requirements.

                  6.2.5 Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulation section 1.704-2(i)(2).

                  6.2.6 Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code section 734(b) or Code section 743(b) is required pursuant to Treasury Regulation section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Treasury Regulations.

         6.3 Allocations for Tax Purposes.

                  6.3.1 General. Except as otherwise provided in this Section 6.3, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 6.1 and 6.2 of this Agreement.

                  6.3.2 To Eliminate Book-Tax Disparities. In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, and deduction shall be allocated for federal income tax purposes among the Partners as follows:

                           (a) (i) In the case of a Contributed  Property,  such
items attributable thereto shall be allocated among the Partners consistent with the principles of Code section 704(c) that takes into account the variation between the Code section 704(c) Value of such property and its adjusted basis at the time of contribution; and (ii) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Sections 6.1 and 6.2 of this Agreement.

                           (b) (i) In the  case of an  Adjusted  Property,  such
items shall (A) first, be allocated among the Partners in a manner consistent with the principles of Code section 704(c) to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Section 4.4, and (B) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 6.3.2(a)(i); and (ii) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Sections 6.1 and 6.2 of this Agreement.

                           (c)  All  other  items  of  income,  gain,  loss  and
deduction shall be allocated among the Partners in the same manner as their correlative item of "book" gain or loss is allocated pursuant to Sections 6.1 and 6.2 of this Agreement.

                  6.3.3 Power of General Partner to Elect Method. To the extent Treasury Regulations promulgated pursuant to Code section 704(c) permit a partnership to utilize alternative methods to eliminate the disparities between the agreed value of property and its adjusted basis, the General Partner shall elect the traditional method without curative allocations to be used by the Partnership and such election shall be binding on all Partners.

                                   ARTICLE VII
                      MANAGEMENT AND OPERATIONS OF BUSINESS

         7.1 Management.

                  7.1.1 Powers of General Partner. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are vested exclusively in the General Partner, provided that the Special General Partner is a direct or indirect wholly owned subsidiary of the General Partner and no other Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership; provided, however, that the General Partner may delegate any of its powers set forth in this Agreement or under applicable law to the Special General Partner, provided that the Special General Partner is a direct or indirect wholly owned subsidiary of the General Partner. Notwithstanding anything to the contrary in this Agreement, neither the General Partner nor the Special General Partner may be removed by the Limited Partners with or without cause; provided, however, that if the Special General Partner is not a direct or indirect wholly owned subsidiary of the General Partner, the Special General Partner may be removed with or without cause by Limited Partner Consent. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner (or delegated to the Special

General Partner) under any other provision of this Agreement, the General Partner, subject to Section 7.3 hereof, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effect the purposes set forth in Section 3.1 hereof, including, without limitation:

                           (a) the making of any  expenditures,  the  lending or
borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the General Partner (so long as the General Partner desires to qualify as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Code section 4981) and to make distributions to its shareholders sufficient to permit the General Partner to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership;

                           (b) the making of tax,  regulatory and other filings,
or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

                           (c)   the   acquisition,   disposition,   conveyance,
mortgage, pledge, encumbrance, hypothecation or exchange of any assets of the Partnership, which powers shall include, without limitation, the power to pledge any or all of the assets of the Partnership to secure a loan or other financing to the General Partner (the proceeds of which are not required to be contributed or loaned to this Partnership); provided, however, that to the extent that any payment of debt service on and closing costs in connection with any such mortgage, pledge, encumbrance or hypothecation shall result in the Partnership being unable to pay the maximum amount payable with respect to any quarterly distributions to Limited Partners pursuant to Section 5.1, then the General Partner shall make additional Capital Contributions as are necessary to enable the Partnership to pay the maximum amount payable with respect to any quarterly distributions to Limited Partners pursuant to Section 5.1 (provided that the General Partner shall have no obligation to make such additional Capital Contributions in an amount exceeding the amount of debt service and closing costs actually paid), and provided, further, that the General Partner shall and does hereby indemnify the Limited Partners to the extent any foreclosure on any such mortgage, pledge, encumbrance or hypothecation results in a loss in the value of the Limited Partnership Interests;

                           (d)  the  use  of  the  assets  of  the   Partnership
(including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the General Partner (to the extent necessary to maintain its REIT status) the Partnership, any Subsidiary Partnership, or any of the Partnership's Subsidiaries, the lending of funds to other Persons (including any Subsidiary Partnership and the Partnership's Subsidiaries) and the repayment of obligations of the Partnership, its Subsidiaries, the Subsidiary Partnerships, and any other Person in which it has an equity investment and the making of capital contributions to the Subsidiary Partnerships and its Subsidiaries, the creation, by grant or otherwise, of easements or servitudes, and the performance of any and all acts necessary or appropriate to the operation of the Partnership assets, including applications for rezoning, objections to rezoning, constructing, altering, improving, repairing, renovating, rehabilitating, razing, demolishing or condemning any improvements or property of the Partnership;

                           (e) the  negotiation,  execution,  and performance of
(i) any contracts, conveyances or other instruments (including with Affiliates of the Partnership to the extent provided in Section 7.6) that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including, without limitation, the execution and delivery of leases on behalf of or in the name of the Partnership or any Subsidiary Partnership (including the lease of Partnership property for any purpose and without limit as to the term thereof, whether or not such term (including renewal terms) shall extend beyond the date of termination of the Partnership and whether or not the portion so leased is to be occupied by the lessee or, in turn, subleased in whole or in part to others), (ii) a management agreement  with  ASR  Investments  Corporation  on  behalf  of  the  Partnership providing for the day-to-day management of the Partnership on terms substantially similar to the management agreements currently existing between the General Partner and its Affiliates, and (iii) property management agreements with a REIT subsidiary or Affiliate providing for the day-to-day management of the Partnership and Subsidiary Partnership properties on terms substantially similar to the property management agreements currently existing for such properties;

                           (f) the  contribution,  transfer or conveyance of any
Partnership properties to any Subsidiary Partnership in a transaction qualifying for nonrecognition treatment under Code section 721 for the purpose of holding Partnership property in a single purpose entity;

                           (g) the  opening and  closing of bank  accounts,  the
investment of Partnership funds in securities, certificates of deposit and other instruments, and the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

                           (h) the  selection  and dismissal of employees of the
Partnership, any Subsidiary Partnership, the General Partner or the Special General Partner (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer"), and the engagement and dismissal of agents, outside attorneys, accountants, engineers, appraisers, consultants, contractors and other professionals on behalf of the General Partner, the Special General Partner, Partnership or any Subsidiary Partnership and the determination of their compensation and other terms of employment or hiring;

                           (i) the maintenance of such insurance for the benefit
of the Partnership and the Partners as it deems necessary or appropriate;

                           (j) the control of any matters  affecting  the rights
and obligations of the Partnership, including the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

                           (k) the determination of the fair market value of any
Partnership property distributed in kind using such reasonable method of valuation as it may adopt and as is consistent with Section 4.4 hereof; and

                           (l) the execution, acknowledgment and delivery of any
and all documents and instruments to effect any or all of the foregoing.

                  7.1.2 No Approval Required for Above Powers. Each of the Limited Partners agrees that either the General Partner or the Special General Partner are authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement (except as provided in Section 7.3 and except where Limited Partner Consent is expressly required herein), the Act or any applicable law, rule or regulation. The execution, delivery or performance by the General Partner, the Special General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner or by the Special General Partner of any duty that the General Partner or the Special General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

                  7.1.3 Insurance. At all times from and after the date hereof, the General Partner shall cause the Partnership to obtain and maintain casualty, liability and other insurance on the properties of the Partnership and each Subsidiary Partnership and liability insurance for the Indemnitees hereunder; provided, that in maintaining liability insurance for the Indemnitees hereunder, the Partnership shall be allocated the cost thereof on a fair and equitable basis as determined by the General Partner.

                  7.1.4 Working Capital Reserves. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain reserves for any purpose, including the purchase of capital assets and working capital, and in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

                  7.1.5 No Obligation to Consider Tax Consequences to Limited Partners. In exercising their authority under this Agreement, the General Partner and the Special General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner of any action taken by it. The General Partner, the Special General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner or the Special General Partner pursuant to their authority under this Agreement. The General Partner shall use its reasonable efforts to effect the disposition of assets through means of exchanges which defer federal income taxation; however, except as provided in
Section 7.3.5, the General Partner shall have the sole discretion to determine whether to consummate an asset disposition through a tax deferred exchange and shall have no liability to the Limited Partners, or any of them, if such disposition is effected through a taxable transaction.

         7.2 Certificate of Limited Partnership. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other jurisdiction in which the Partnership may elect to do business or own property. Within 15 Business Days after filing, the General Partner will deliver or mail a copy of the Certificate, as it may be amended or restated from time to time, to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and any other jurisdiction in which the Partnership may elect to do business or own property.

         7.3 Restrictions on General Partner's Authority. Neither the General Partner nor the Special General Partner may take any action in contravention of this Agreement or the partnership agreement of any Subsidiary Partnership. Without the written consent of all of the Limited Partners, the General Partner and the Special General Partner shall not cause or permit the Partnership or any Subsidiary Partnership to do any of the following:

                  7.3.1 Take any action that would make it impossible to carry on the ordinary business of the Partnership or any Subsidiary Partnership, except as otherwise provided in this Agreement;

                  7.3.2 Possess property of the Partnership or any Subsidiary Partnership, or assign any rights in specific Partnership or Subsidiary Partnership property, for other than a Partnership purpose except as otherwise provided in this Agreement;

                  7.3.3 Admit a Person as a Partner, except as otherwise provided in this Agreement;

                  7.3.4 Perform any act that would subject a Limited Partner to liability as a general partner in any jurisdiction or any other liability except as expressly provided herein or under the Act;

                  7.3.5 Until the earlier to occur of (a) the date on which 75 percent of the Limited Partner Units outstanding on the date hereof shall have been exchanged pursuant to Limited Partners' Conversion Rights, or (b) the tenth anniversary of the date hereof, dispose of any interest in real property of the Partnership or any Subsidiary Partnership other than (i) in transactions that qualify as tax deferred exchanges under Code section 1031, (ii) transfers by the Partnership to any Subsidiary Partnership, by any Subsidiary Partnership to the Partnership, or (iii) a pledge of any assets of the Partnership to secure a loan or other financing to the General Partner as provided in

Section 7.1.1(c); for purposes of this Section 7.3.5, the General Partner shall have sole discretion to consummate any such transaction based upon its good faith determination of the values of the assets so exchanged; or

                  7.3.6 Cause the Partnership to merge or consolidate, or engage in any forced share exchange, with any other Person.

         7.4 Responsibility for Expenses.

                  7.4.1 No Compensation. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles V and VI regarding distributions, payments, and allocations to which it may be entitled), neither the General Partner nor the Special General Partner shall be compensated for their services as general partners of the Partnership.

                  7.4.2 Responsibility for Ownership and Operation Expenses. The Partnership shall be responsible for and shall pay all expenses relating to the Partnership's ownership of its assets, and the operation of, or for the benefit of, the Partnership, and the General Partners shall be reimbursed on a monthly basis, for all reasonable and customary expenses incurred relating to the Partnership's ownership of its assets and the operation of, or for the benefit of, the Partnership; provided, that the amount of any such reimbursement shall be reduced by any interest earned by the General Partners with respect to bank accounts or other instruments held by them as permitted in Section 7.10. Such reimbursements shall be in addition to any reimbursement to the General Partners as a result of indemnification pursuant to Section 7.7 hereof.

         7.5 Outside Activities of the General Partner. Nothing herein contained shall prevent or prohibit the General Partner, the Special General Partner or any employee or other Affiliate of the General Partner or the Special General Partner from entering into, engaging in or conducting any other activity or performing for a fee any service, including engaging in any business dealing with real property of any type or location; owning, managing, leasing or disposing of any real property of any type or location; acting as a director, officer or employee of any corporation, as a trustee of any trust, as a general partner of any partnership, or as an administrative official of any other business entity, or receiving compensation for services to, or participating in profits derived from, the investments of any such business, property, corporation, trust, partnership or other entity, regardless of whether such activities are competitive with the Partnership; and nothing herein shall require the General Partner or any employee or Affiliate thereof to offer any interest in such activities to the Partnership or any Partner.

         7.6 Contracts with Affiliates. Except as otherwise expressly contemplated pursuant to Section 7.1, neither the General Partners nor any of their Affiliates shall (a) sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, or (b) enter into any agreement for the provision of services to the Partnership, except, in both such cases, pursuant to transactions or agreements that are on terms that are fair and reasonable and no less favorable to the Partnership than would be obtained from an unaffiliated third party in connection therewith. In entering into such transactions with Affiliates, the General Partners shall not allocate expenses and similar items disproportionately between the General Partners and the Partnership.

         7.7 Indemnification.

                  7.7.1 General. The Partnership shall indemnify an Indemnitee for, from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative, or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (a) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty, willful misconduct or gross negligence; (b) the Indemnitee actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.1. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 7.7.1. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership.

                  7.7.2 In Advance of Final Disposition. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding may be paid or reimburse by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (a) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section
7.7 has been met and (b) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                  7.7.3 Other Than by This Section. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

                  7.7.4 Insurance. The Partnership may purchase and maintain insurance on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement; provided, that in maintaining such insurance, the Partnership shall be allocated the cost thereof on a fair and equitable basis as determined by the General Partner.

                  7.7.5 No Personal Liability for Limited Partners. In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

                  7.7.6 Interested Transactions. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise expressly permitted by the terms of this Agreement.

                  7.7.7 Binding Effect. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

         7.8 Liability of the General Partners.

                  7.8.1 General. Notwithstanding anything to the contrary set forth in this Agreement, neither the General Partner nor the Special General Partner shall be liable for monetary damages to the Partnership, any Partners or any Assignees for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission by the General Partner or the Special General Partner, except that the General Partners shall be liable to the Partnership and Partners for losses sustained or liabilities incurred in whole or in part by a general partner's fraud, wilful misconduct or gross negligence.

                  7.8.2 No Obligation to Consider Interests of Limited Partners. The Limited Partners expressly acknowledge (a) that the General Partner and the Special General Partner are acting on behalf of the Partnership, in a manner consistent with their roles as general partners; (b) that, except to the limited extent provided in Section 7.1.5 hereof, neither the General Partner nor the Special General Partner are under any obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or Assignees) in deciding whether to cause the Partnership to take (or decline to take) any actions which the General Partner or the Special General Partner has undertaken in good faith on behalf of the Partnership; and (c) that neither the General Partner nor the Special General Partner shall be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner or the Special General Partner has acted in good faith.

                  7.8.3 Acts of Agents. Subject to the obligations and duties set forth in Section 7.1.1 hereof, the General Partner of the Special General Partner may exercise any of the powers granted to them by this Agreement and perform any of the duties imposed upon them hereunder either directly or by or through their agents. Neither the General Partner nor the Special General Partner shall be responsible for any misconduct or negligence on the part of any such agent appointed in good faith.

                  7.8.4 Effect of Amendment. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's or the Special General Partner's liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         7.9 Other Matters Concerning the General Partners.

                  7.9.1 Reliance on Documents. The General Partners may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  7.9.2 Reliance on Consultants and Advisers. The General Partners may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon and in accordance with the opinion of such Persons as to matters which the General Partners reasonably believe to be within such Person's professional or expert competence shall be prima facie evidence that such act was done or omitted in good faith and in accordance with such opinion.

                  7.9.3 Action Through Officers and Attorneys. The General Partners shall have the right, in respect of any of their powers or obligations hereunder, to act through any duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner or the Special General Partner in a power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner or the Special General Partner hereunder.

                  7.9.4 Actions to Maintain REIT Status or Avoid Taxation of the General Partner. Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decisions of the General Partner to refrain from acting on behalf of the Partnership, undertaken in good faith belief that such action or omission is necessary or advisable in order (a) to protect the ability of the General Partner to continue to qualify as a REIT or (b) to avoid the General Partner incurring any taxes under Code section 857 or Code section 4981, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

         7.10 Title to Partnership Assets. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets shall be held in the name of the Partnership. All Partnership assets shall be recorded as the property of the Partnership in its books and records.

         7.11 Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner and the Special General Partner each have full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership (including, without limitation, in connection with any pledge of Partnership assets to secure a loan or other financing to the General Partner as provided by Section 7.1.1(c)) and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner or the Special General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner or the Special General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner, the Special General Partner or their representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner, the Special General Partner or their representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner, the Special General Partner or their representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

                                  ARTICLE VIII
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

         8.1 Limitation of Liability. The Limited Partners shall have no liability under this Agreement except as expressly provided in Section 10.5 hereof.

         8.2 Management of Business. No Limited Partner or Assignee (other than the General Partner, the Special General Partner, or any of their Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Special General Partner, the Partnership or any of their Affiliates, in their capacities as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, the Special General Partner, any of their Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Special General Partner, the Partnership or any of their Affiliates, in their capacities as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

         8.3 Outside Activities of Limited Partners. The following rights shall govern outside activities of Limited Partners: (a) any Partner and any officer, director, employee, agent, trustee, Affiliate, partner, beneficiary or shareholder of any such Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership, the General Partner or their Affiliates; (b) neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Partner or Assignee; (c) none of the Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person, other than the General Partner, and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Partner or such other Person, could be taken by such Person; (d) the fact that a Partner may encounter opportunities to purchase, otherwise acquire, lease, sell or otherwise dispose of real or personal property and may take advantage of such opportunities himself or introduce such opportunities to entities in which he has or has not any interest, shall not subject such Partner to liability to the Partnership or any of the other Partners on accounts of the lost opportunity; and (e) except as otherwise specifically provided herein, nothing contained in this Agreement shall be deemed to prohibit a Partner or any Affiliate of a Partner from dealing, or otherwise engaging in business, with Persons transacting business or operation of real or personal property (including real estate brokerage services) and receiving compensation therefor, from any Persons who have transacted business with the Partnership or other third parties.

         8.4 Priority Among Limited Partners. No Partner (Limited or General) or Assignee shall have priority over any other Partner (Limited or General) or Assignee either as to the return of Capital Contributions or, except to the extent provided by Sections 5.1, 6.2 or 6.3 hereof, or otherwise expressly provided in this Agreement, as to profits, losses or distributions.

         8.5 Rights of Limited Partners Relating to the Partnership.

                  8.5.1 Copies of Business Records. In addition to other rights provided by this Agreement or by the Act, and except as limited by Section 8.5.3 hereof, each Limited Partner shall be provided the following without demand, except as otherwise provided below, at the Partnership's expense:

                           (a) promptly after becoming available,  a copy of the
most recent annual, quarterly and current reports and proxy statements provided to shareholders of the General Partner and, upon specific written request, copies of such documents as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, if any;

                           (b) promptly after becoming available,  a copy of the
Partnership's federal, state and local income tax returns for each Partnership Year;

                           (c) upon demand and for a purpose  reasonably related
to such Limited Partner's interest as a Limited Partner in the Partnership, a current list of the name and last known business, residence or mailing address of each Partner;

                           (d) a copy of this Agreement and the  Certificate and
all amendments hereto and thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments hereto and thereto have been executed; and

                           (e) true and full information regarding the amount of
cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a partner.

                  8.5.2 Notification of Changes in Unit Adjustment Factor. The Partnership shall notify each Limited Partner in writing of any change made to the Unit Adjustment Factor within 10 Business Days of the date such change becomes effective.

                  8.5.3 Confidential Information. Notwithstanding any other provision of this Section 8.5, the General Partners may keep confidential from the Limited Partners, for such period of time as the General Partners determine to be reasonable, any information relating to the General Partner, the Special General Partner or the conduct of the General Partner's business that the General Partner believes, in its good faith judgment, the disclosure of which information would adversely affect a material financing, acquisition, disposition of assets or securities to which the General Partner is a party. Nothing contained in this Section 8.5.3 shall permit the General Partner to keep confidential from the Limited Partners any information relating to the Partnership or its business.

         8.6 Redemption Right. Notwithstanding the provisions of Section 4.4.2, the General Partner may, in the event it receives an opinion of its legal counsel that such action is necessary to maintain and preserve its classification as a REIT, or upon a determination by the General Partner that the delivery of Shares on the Specified Conversion Date would be prohibited by the Articles of Incorporation, satisfy the Conversion Right exercised by a Converting Partner set forth in a Notice of Conversion by paying to such Converting Partner the Redemption Amount on the Specified Conversion Date. In the event the General Partner acquires Limited Partner Units by satisfying the Conversion Right by paying the Redemption Amount, any such Limited Partner Units so acquired by the General Partner shall thereafter be owned by the General Partner as Limited Partner Units for all purposes of this Agreement, except for those actions requiring the vote of the Limited Partners or Limited Partner Consent. The General Partner may elect to pay the Redemption Amount for Limited Partner Units only upon receipt of a Notice of Conversion and only to the extent of the Units to be exchanged. In the event the General Partner shall exercise its right to satisfy the Conversion Right in the manner described in this
Section 8.6, the Partnership shall have no obligation to pay any amount to the Converting Partner with respect to such Converting Partner's exercise of the Conversion Right, and each of the Converting Partner, the Partnership, and the General Partner shall treat the transaction between the General Partner and the Converting Partner as a sale of the Converting Partner's Limited Partner Units to the General Partner for federal income tax purposes; each Converting Partner that the General Partner has elected to pay the Redemption Amount agrees to execute such documents as the General Partner may reasonably require in connection with the payment of the Redemption Amount.

                                   ARTICLE IX
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

         9.1 Records and Accounting. The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 8.5 or 9.3 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, magnetic tape, photographs, micrographics or any other information storage device; provided, that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained for financial purposes on an accrual basis in accordance with general accepted accounting principles and for tax reporting purposes on the accrual basis.

         9.2 Fiscal Year. The fiscal year of the Partnership shall be the calendar year.

         9.3 Reports.

                  9.3.1 Annual Reports. As soon as practicable, but in no event later than the date when mailed to the shareholders of the General Partner, the General Partner shall cause to be mailed to each Limited Partner an annual report, as of the close of the Partnership Year, containing unaudited financial statements of the Partnership, or audited financial statements of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner for such Partnership Year, presented in accordance with generally accepted accounting principles. Any audited financial statements of the General Partner shall be prepared by a nationally recognized firm of independent public accountants selected by the General Partner.

                  9.3.2 Quarterly Reports. As soon as practicable, but in no event later than the date when mailed to the shareholders of the General Partner, the General Partner shall cause to be mailed to each Limited Partner, as of the last day of the calendar quarter (except the last calendar quarter of each year), unaudited financial statements of the Partnership, a report containing information in a form similar to that supplied to the General Partner's shareholders on a quarterly basis, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.

                                    ARTICLE X
                                   TAX MATTERS

         10.1 Preparation of Tax Returns. The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes, and shall use all reasonable efforts to furnish, within 90 days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes.

         10.2 Tax Elections. Except as otherwise provided herein, the General Partner shall in its reasonable discretion, determine whether to make any available election pursuant to the Code; provided, however, that the General Partner shall make the election under Code section 754 in accordance with applicable regulations thereunder and shall do so effective for the Partnership's first taxable year. The General Partner shall have the right, after the first taxable year, to seek to revoke any such election (including the election under Code section 754) upon the General Partner's determination in its reasonable discretion that such revocations is in the best interests of the Partners.

         10.3 Tax Matters Partner.

                  10.3.1 General. The General Partner shall be the "tax matters partner" of the Partnership for federal income tax purposes. Pursuant to Code section 6223(c), upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address and profit interest of each of the Limited Partners; provided, however, that such information is provided to the Partnership by the Limited Partners.

                  10.3.2 Powers. The tax matters partner is authorized but not required:

                           (a) to enter  into any  settlement  with the IRS with
respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (ii) who is a "notice partner" (as defined in Code section 6231) or a member of a "notice group" (as defined in Code section 6223(b)(2)), and, to the extent provided by law, the General Partner shall cause each Limited Partnership to be designated a notice partner;

                           (b)  in  the   event   that  a  notice   of  a  final
administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed or otherwise given to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Court of Federal Claims, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

                           (c) to intervene  in any action  brought by any other
Partner for judicial review of a final adjustment;

                           (d)  to  file  a   request   for  an   administrative
adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition, complaint or other document) for judicial review with respect to such request;

                           (e) to  enter  into  an  agreement,  with  the IRS to
extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

                           (f)  to  take  any  other  action  on  behalf  of the
Partners or the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

         The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the reasonable discretion of the tax matters partner, and the provisions relating to indemnification of the General Partner set forth in Section 7.7 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

                  10.3.3 Reimbursement. The tax matters partner shall receive no compensation for its services. All third-party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm and a law firm to assist the tax matters partner in discharging his duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

         10.4 Organizational Expenses. The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a 60-month period as provided in Code section 709.

         10.5 Withholding. Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including any taxes required to be withheld or paid by the Partnership pursuant to Code sections 1441, 1442, 1445, or 1446. The General Partner shall give prompt notice to any Limited Partner with respect to which withholding is effected in accordance with this Section 10.5. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within 15 days after notice from the General Partner that such payment must be made unless (a) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner or (b) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (a) or (b) shall be treated as having been distributed to such Limited Partner and shall be promptly paid, solely out of funds of the Partnership, by the General Partner to the appropriate taxing authority. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.5. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions which would otherwise be made to such Limited Partner until such loan, with interest, has been paid in full). Any amounts payable by a Limited Partner hereunder shall bear interest at a per annum rate of interest equal to the Prime Rate, plus two percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., 15 days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder. For the avoidance of doubt, any distributions which would have otherwise been distributed to a Limited Partner, but are retained by the Partnership or received by the General Partner in accordance with this
Section 10.5 shall, for all other purposes under this Agreement, be deemed to have been distributed to such Limited Partner.
                                       31
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                                   ARTICLE XI
                            TRANSFERS AND WITHDRAWALS

         11.1 Transfer.


                  11.1.1  Definition.  The term  "transfer,"  when  used in this
Article XI with respect to a Partnership Unit, shall be deemed to refer to a transaction by which the General Partner or the Special General Partner purports to assign all or any portion of its General Partner Units to another Person or by which a Limited Partner purports to assign all or any portion of its Limited Partner Units to another Person, and includes a direct or indirect sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in Article XI does not include any exchange of Limited Partner Units by a Limited Partner pursuant to Section 4.2.2 or acquisition of Limited Partner Units from a Limited Partner by the General Partner pursuant to Section 8.6.

                  11.1.2 Requirements. No Limited Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article XI. Any transfer or purported transfer of a Limited Partnership Interest not made in accordance with this Article XI shall be null and void.

         11.2 Transfer of General Partner's or Special General Partner's Partnership Interest.

                  11.2.1 General. Neither the General Partner nor the Special General Partner may transfer any of its General Partnership Interest (other than any transfer to an Affiliate) or withdraw as General Partner or Special General Partner (other than pursuant to a permitted transfer), other than in connection with a transaction described in Section 11.2.2. Any transfer or purported transfer of the such a Partner's Partnership Interest not made in accordance with this Section 11.2 shall be null and void. Notwithstanding any permitted transfer of its General Partnership Interest or withdrawal as General Partner hereunder (other than in connection with a transaction described in Section 11.2.2), the General Partner shall remain subject to Sections 4.2.2, 7.1.1(c),
7.8 and 8.6 of this Agreement unless such transferee General Partner provides substantially similar rights to the Limited Partners and the Limited Partners owning more than 50 percent of the Limited Partner Interests at such time expressly approve such rights in writing. Nothing contained in this Section
11.2.1 shall entitle the General Partner or the Special General Partner to withdraw as General Partners unless a successor General Partner or Special General Partner has been appointed and approved by the Limited Partners owning more than 50 percent of the Limited Partner Interests at such time.

                  11.2.2 Transfer in Connection With Reclassification, Recapitalization, or Business Combination Involving General Partner. The General Partner shall not engage in any merger, consolidation or other business combination with or into another Person, sale of all or substantially all of its assets, any reclassification, or recapitalization or change of outstanding Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination as described in the definition of Unit Adjustment Factor) ("Transaction"), unless appropriate provision shall be made as part of the terms of such Transaction such that each Limited Partner thereafter remains entitled to exchange each Limited Partner Unit owned by such Limited Partner (after application of the Unit Adjustment Factor) for an amount of cash, securities, or other property equal to the greatest amount of cash, securities or other property which such Limited Partner would have received from such Transaction, if such Limited Partner had exercised its Conversion Right immediately prior to the Transaction, provided that if, in connection with the Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50 percent of the outstanding Shares, the holders of Partnership Units shall receive the greatest amount of cash, securities, or other property which a Limited Partner would have received had it exercised the Conversion Right and received Shares in exchange for its Limited Partner Units immediately prior to the expiration of such purchase, tender or exchange offer.

         11.3 Limited Partners' Rights to Transfer.

                  11.3.1 General. No transfer of a Limited Partnership Interest by a Limited Partner is permitted without the prior written consent of the General Partner and the Special General Partner, which consent may be withheld in such Partner's sole discretion; provided that a Limited Partner may transfer
Units: (a) to members of the Limited Partner's Immediate Family pursuant to applicable laws of descent and distribution or otherwise; (b) among its Affiliates; (c) to a lender where such Units are pledged to secure a bona fide obligation of the Limited Partner and any transfer in accordance with the rights of such lender under the instruments evidencing such obligation (provided that the General Partner received 10 days prior written notice of any transfer under this clause (c)); (d) if the Limited Partner is a trust, to the beneficiaries of the Limited Partner or to another trust (i) that is either established by the same grantor as the Limited Partner or (ii) whose beneficiaries include members of the Immediate Family of the grantor of the Limited Partner; and (e) if the Limited Partner is an entity, to the equity holders of the Limited Partner (including distributions of Limited Partnership Interests to the partners of any limited partnership). To effect any transfer under this Section 11.3, the Limited Partner must deliver to the General Partner a duly executed copy of the instrument making such transfer and such instrument must evidence the written acceptance by the assignee of all of the terms and conditions of this Agreement and represent that such assignment was made in accordance with all applicable laws and regulations.

                  11.3.2 Incapacitated Limited Partners. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

                  11.3.3 Transfers Resulting in Corporation Status; Transfer Through Established Securities or Secondary Markets. Regardless of whether the General Partner or the Special General Partner is required to provide or has provided its consent under Section 11.3.1, no transfer by a Limited Partner of its Limited Partner Units (or any economic or other interest, right or attribute therein) may be made to any Person if (a) legal counsel for the Partnership renders an opinion letter that it would result in the Partnership being treated as an association taxable as a corporation or (b) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Code section 7704. Notwithstanding anything to the contrary in this Agreement, (i) no interests in the Partnership shall be issued in a transaction that is (or transactions that are) registered or required to be registered under the Securities Act of 1933;
(ii) no Person shall be admitted as or shall otherwise constitute a Partner unless such Partner or its predecessor made an initial capital contribution to the Partnership of at least $20,000; and (iii) no Partnership Interest (or interest or unit of interest in the Partnership) shall be subdivided for resale into interests or units thereof smaller than an interest or unit for which the initial capital contribution to the Partnership would have been at least $20,000.

                  11.3.4 Transfers to Holders of Nonrecourse Liabilities. Regardless of whether the General Partner or the Special General Partner is required to provide or has provided its consent under Section 11.3.1, no transfer of any Limited Partner Units may be made to a lender to the Partnership or any Subsidiary Partnership or any Person who is related (within the meaning of Treasury Regulation section 1.752-4(b)) to any lender to the Partnership or any Subsidiary Partnership whose loan constitutes a Nonrecourse Liability without the consent of the General Partner, in its sole and absolute discretion; provided, that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership or any Subsidiary Partnership and the General Partner to exchange or redeem for the Redemption Amount any Limited Partner Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Code section 752.

                  11.3.5 Transfers Causing Termination. Regardless of whether the General Partner or the Special General Partner is required to provide or has provided its consent under Section 11.3.1, no transfer of any Limited Partner Units shall be effective if such transfer would, in the opinion of counsel for the Partnership, result in the termination of the Partnership for federal income tax purposes, in which event such transfer shall be made effective as of the first fiscal quarter in which such termination would not occur, if the Limited Partner making such transfer continues to desire to effect the transfer.

         11.4 Substituted Limited Partners.

                  11.4.1 Consent of General Partner Required. Notwithstanding any other provision of this Agreement, the General Partner and the Special General Partner shall have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this Section 11.4 as a Substituted Limited Partner, which consent may be given or withheld by the General Partner and the Special General Partner in their sole and absolute discretion.

                  11.4.2 Rights and Duties of Substituted Limited Partners. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article XI shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

                  11.4.3 Amendment of Exhibit A. Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Limited Partner Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

         11.5 Assignees. If a transferee under Section 11.4.1 is not a Substituted Limited Partner, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to exchange Units for Shares under Section 4.2.2, the right to receive distributions from the Partnership and the share of Net Income, Net Losses, gain, loss and Recapture Income attributable to the Limited Partner Units assigned to such transferee, but shall not be deemed to be a holder of Limited Partner Units for any other purpose under this Agreement, and shall not be entitled to vote such Limited Partner Units in any matter presented to the Limited Partners for a vote (such Limited Partner Units being deemed to have been voted on such matter in the same proportion as all Limited Partner Units held by Limited Partners are voted). In the event any such transferee desires to make a further assignment of any such Limited Partner Units, such transferee shall be subject to all the provisions of this Article XI to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Limited Partner Units.

         11.6 General Provisions.

                  11.6.1 Withdrawal of Limited Partner. No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Partner's Limited Partner Units in accordance with this Article XI or pursuant to the exchange of all of its Limited Partner Units under Section
4.2.2 or the purchase of its Limited Partner Units under the Section 8.6.

                  11.6.2 Transfer of All Limited Partner Units by Limited Partner. Any Limited Partner who shall transfer all of its Limited Partner Units in a transfer permitted pursuant to this Article XI or pursuant to the exchange of all of its Limited Partner Units under Section 4.2.2 or pursuant to the purchase of all of its Limited Partner Units under Section 8.6 shall cease to be a Limited Partner.

                  11.6.3 Timing of Transfers. Transfers pursuant to this Article XI may only be made on the first day of a calendar month, unless the General Partner otherwise agrees.

                  11.6.4 Allocation When Transfer Occurs. If any Partnership Interest is transferred during any quarterly segment of the Partnership's fiscal year in compliance with the provisions of this Article XI or converted pursuant to Section 4.2.2 or purchased pursuant to Section 8.6, Net Income, Net Losses, each item thereof and all other items attributable to such interest for such fiscal year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the fiscal year in accordance with Code section 706(d), using the interim closing of the books method (other than Net Income attributable to a Capital Transaction, which shall be allocated as of the Capital Transaction Record Date). Solely for the purposes of making such allocations, each of such items for the calendar month in which the transfer or redemption occurs shall be allocated to the Person who is a Partner as of midnight on the last day of said month. All distributions of Available Cash or Capital Transaction Proceeds with respect to which the Partnership Record Date or the Capital Transaction Record Date is before the date of such transfer or redemption shall be made to the transferor Partner, and all distributions of Available Cash or Capital Transaction Proceeds thereafter shall be made to the transferee Partner.

                                   ARTICLE XII
                              ADMISSION OF PARTNERS

         12.1 Admission of Successor General Partner. A successor to all of the General Partner's or the Special General Partner's General Partnership Interest pursuant to Section 11.2 hereof who is proposed to be admitted as a successor General Partner or Special General Partner shall be admitted to the Partnership as the General Partner or Special General Partner, effective upon such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner or Special General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

         12.2 Admission of Additional Limited Partners.

                  12.2.1 General. After the admission to the Partnership of the Original Limited Partners on the date hereof and except as otherwise provided in
Section 4.2.1 and in Article XI hereof, a Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner upon furnishing to the General Partner (a) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Article XVI hereof and (b) such other documents or instruments as may be required in the discretion of the General Partner to effect such Person's admission as an Additional Limited Partner.

                  12.2.2 Consent of General Partner Required. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

         12.3 Amendment of Agreement and Certificate. For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Article XVI hereof.

                                  ARTICLE XIII
                           DISSOLUTION AND LIQUIDATION

         13.1 Dissolution. The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner or Special General Partner in accordance with the terms of this Agreement. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (each a "Dissolution Event"):

                  (a) the expiration of its term as provided in Section 2.4 hereof;

                  (b) an event of withdrawal of the last remaining General Partner (including the Special General Partner), as defined in the Act (other than an event of bankruptcy), unless, within 90 days after the withdrawal all the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a substitute general partner;

                  (c) from and after the date of this Agreement through December 31, 2086, an election to dissolve the Partnership made by the General Partner, unless any Original Limited Partner who holds one or more Original Limited Partner Units objects in writing to such dissolution within 30 days after receiving prior written notice of such election from the General Partner;

                  (d)  entry  of  a  decree  of  judicial   dissolution  of  the
Partnership pursuant to the provisions of the Act;

                  (e) the sale, exchange or other disposition of all or substantially all of the Partnership's assets, unless such sale or other disposition involves the acquisition of any additional property or any deferred payment of the consideration for such sale or disposition, in which latter event the Partnership shall dissolve on the last day of the calendar month during which the balance of such deferred payment is received by the Partnership;

                  (f) the last remaining General Partner (including the Special General Partner) (i) makes an assignment for the benefit of creditors; (ii) files a voluntary petition in bankruptcy; (iii) is adjudged a bankrupt or insolvent, or has entered against him an order of relief in any bankruptcy or insolvency proceeding; (iv) files a petition or answer seeking for himself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against him in any proceeding of this nature; or (vi) seeks consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the General Partner or of all or any substantial part of his properties, unless, in each case, within 90 days after the occurrence of any event enumerated in clauses (i) through (vi), all remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the occurrence of such event, of a substitute general partner; or

                  (g) 120 days after the commencement of any proceeding against the last remaining General Partner (including the Special General Partner) seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, the proceeding has not been dismissed, or if within 90 days after the appointment without its consent or acquiescence of a trustee, receiver or liquidator of the General Partner or of all or any substantial part of its properties, the appointment is not vacated, unless, in any such case, within 90 days after the occurrence of any such event, all remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the occurrence of such event, of a substitute general partner.

         13.2 Winding Up.

                  13.2.1 General. Upon the occurrence of a Dissolution Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner or the Special General Partner (or, in the event there is no remaining General Partner, any Person elected by a majority in interest of the Limited Partners (the "Liquidator")) shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom shall be applied and distributed in the following order:

                           (a) First, to the payment and discharge of all of the
Partnership's debts and liabilities to creditors other than the Partners;

                           (b) Second,  to the payment and  discharge  of all of
the Partnership's debts and liabilities to the Partners, pro rata in accordance with amounts owed to each such Partner; and

                           (c) The balance, if any, to the General Partner,  the
Special General Partner and Limited Partners in accordance with their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all period.

         Neither the General Partner nor the Special General Partner shall receive any additional compensation for any services performed pursuant to this
Article XIII.

                  13.2.2 Where Immediate Sale of Partnership's Assets Impractical. Notwithstanding the provisions of Section 13.2.1 hereof, which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) or, with the consent of all Limited Partners, distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section
13.2.1 hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

         13.3 Compliance with Timing Requirements of Regulations; Allowance for Contingent or Unforeseen Liabilities or Obligations. Notwithstanding anything to the contrary in this Agreement, in the event the Partnership is "liquidated" within the meaning of Treasury Regulation section 1.704- 1(b)(2)(ii)(g), distributions shall be made pursuant to this Article XIII to the General Partner, the Special General Partner and the Limited Partners who have positive Capital Accounts in compliance with Treasury Regulation section 1.704-1(b)(2)(ii)(b)(2) (including any timing requirements therein). In the discretion of the General Partner, a pro rata portion of the distributions that would otherwise be made to the General Partner, the Special General Partner and Limited Partners pursuant to this Article XIII may be: (a) distributed to a liquidating trust established for the benefit of the General Partner, the Special General Partner and the Limited Partners for the purposes of liquidating the Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partners arising out of or in connection with the Partnership (the assets of any such trust shall be distributed to the General Partner, the Special General Partner and Limited Partners from time to time, in the reasonable discretion of the General Partner, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner, the Special General Partner and Limited Partners pursuant to this Agreement); or
(b) withheld to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership; provided, that such withheld amounts shall be distributed to the General Partner, the Special General Partner and Limited Partners as soon as practicable.

         13.4 Rights of Limited Partners. Except as specifically provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of his Capital Contribution and shall have no right or power to demand or receive property other than cash from the Partnership. Except as specifically provided in this Agreement, no Limited Partner shall have priority over any other Limited Partner as to the return of his Capital Contributions, distributions, or allocations.

         13.5 Notice of Dissolution. In the event a Dissolution Event or an event occurs that would, but for provisions of Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within 10 days thereafter, provide written notice thereof to each of the Partners and to all other parties with whom the Partnership regularly conducts business (as determined in the discretion of the General Partner) and shall publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conducts business (as determined in the discretion of the General Partner).

         13.6 Cancellation of Certificate of Limited Partnership. Upon the completion of the liquidation of the Partnership as provided in Section 13.2 hereof, the Partnership shall be terminated and the Certificate and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

         13.7 Reasonable Time for Winding-Up. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

                                   ARTICLE XIV
                  AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS

         14.1 Amendments Generally. Amendments to this Agreement may be proposed by the General Partner, the Special General Partner or by any Limited Partners holding 25 percent or more of the Percentage Interests. Following such proposal, the General Partner shall submit any proposed amendment to the Partners. The General Partner shall seek the written vote of the Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written vote, the General Partner may require a response within a reasonable specified time, but not less than 15 days, and failure to respond in such time period shall constitute a vote which is consistent with the General Partner's recommendation with respect to the proposal. Except as provided in Section 14.2, 14.3 or 14.4, a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and the Special General Partner and it receives Limited Partner Consent.

         14.2 General Partner's Power to Amend. Notwithstanding Section 14.1, the General Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                  (a) to add to the obligations of the General Partner or the Special General Partner or surrender any right or power granted to the General Partner, the Special General Partner or any Affiliate of the General Partners for the benefit of the Limited Partners;

                  (b) to reflect the admission, substitution, termination or withdrawal of Partners in accordance with this Agreement;

                  (c) to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

                  (d) to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law; and

                  (e) to reflect adjustments in the respective Percentage Interests of the Partners in accordance with Section 4.1.1(c) hereof.

         The General Partner will provide a 10-day prior written notice to the Limited Partners when any action under this Section 14.2 is taken.

         14.3 Consent of Adversely  Affected Partner  Required.  Notwithstanding
Section 14.1 hereof, this Agreement shall not be amended without the consent of each Partner adversely affected if such amendment would (a) convert a Limited Partner's Interest in the Partnership into a general partner's interest; (b) modify the limited liability of a Limited Partner; (c) alter rights of the Partner to receive distributions pursuant to Articles V or XIII, the allocations specified in Article VI (except as permitted pursuant to Section 4.2 hereof), or the General Partner's or Special General Partner's obligation to make additional Capital Contributions pursuant to Sections 4.1.5 and 7.1.1(c); (d) alter or modify the Conversion Right or the Redemption Amount as set forth in Sections
4.2.2 and 8.6, and related definitions hereof; (e) cause the termination of the Partnership prior to the time set forth in Sections 2.4 or 13.1; or (f) amend this Section 14.3. Further, no amendment may alter the restrictions on the General Partner's and Special General Partner's authority set forth in Section
7.3 without the consent specified in that Section.

         14.4 When Consent of Limited Partnership Interests Required. Notwithstanding Section 14.1 hereof, the General Partner shall not amend Sections 7.6 or 11.2 without Limited Partner Consent, and the General Partner shall not amend Sections 4.1.5, 7.1.1(c), 7.3 or 14.3 or this Section 14.4 without the unanimous consent of the Limited Partners.

                                   ARTICLE XV
                               GENERAL PROVISIONS

         15.1 Addresses and Notice. All notices and demands under this Agreement shall be in writing and may be either delivered by U.S. Mail or a nationally recognized overnight courier, by telefax, telex or other wire transmission (with request for assurance of receipt in a manner appropriate with respect to communications of that type; provided, that a confirmation copy is concurrently sent by a nationally recognized express courier for next Business Day delivery) or mailed, postage prepaid, by certified or registered mail, return receipt requested, directed to the parties at their respective addresses set forth on Exhibit A attached hereto, as it may be amended for time to time, and, if to the Partnership, such notices and demands sent in the aforesaid manner must be delivered at its principal place of business set forth above. Unless delivered personally or by telefax, telex or other wire transmission as above (which shall be effective on the date of such delivery or transmission), any notice shall be deemed to have been made upon receipt. Any party hereto may designate a different address to which notices and demands shall thereafter be directed by written notice given in the same manner and directed to the Partnership at its office hereinabove set forth.

         15.2 Titles and Captions. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

         15.3 Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

         15.4 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

         15.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

         15.6 Waiver of Partition. The Partners hereby agree that the Partnership properties are not and will not be suitable for partition. Accordingly, each of the Partners hereby irrevocably waives any and all rights (if any) that it may have to maintain any action for partition of any of the Partnership properties.

         15.7 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the matters contained herein; it supersedes any prior agreements or understandings among them with respect to the matters contained herein and it may not be modified or amended in any manner other than pursuant to Article XIV.

         15.8 Securities Law Provisions. The Partnership Units have not been registered under the federal or state securities laws of any state and, therefore, may not be resold unless appropriate federal and state securities laws, as well as the provisions of Article XI hereof, have been complied with.

         15.9 Remedies Not Exclusive. Any remedies herein contained for breaches of obligations hereunder shall not be deemed to be exclusive and shall not impair the right of any party to exercise any other right or remedy, whether for damages, injunction or otherwise.

         15.10 Time. Time is of the essence of this Agreement.

         15.11 Creditors. None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

         15.12 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

         15.13 Execution Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

         15.14 Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

         15.15 Severability. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

         15.16 Limitation of Liability. Any obligation or liability whatsoever of the General Partner or the Special General Partner which may arise at any time under this Agreement or any obligation or liability which may be incurred pursuant to any other instrument, transaction or undertaking contemplated hereby shall be satisfied, if at all, out of the General Partner's or the Special General Partner's assets only. No such obligation or liability shall be personally binding upon nor shall resort for the enforcement thereof be had to, the property of any of its shareholders, trustees, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise. Except as otherwise provided in Section 4.1.5 hereof, any obligation or liability whatsoever of the Partnership to any Partner or Partners which may arise at any time under this Agreement shall be satisfied, if at all, out of the Partnership's assets only and no such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of its Partners, including the General Partner and the Special General Partner, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

                                   ARTICLE XVI
                                POWER OF ATTORNEY

         16.1 Scope. Each Limited Partner and each Assignee constitutes and appoints the General Partner, the Special General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

                  (a) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner, the Special General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (ii) all instruments that the General Partner or the Special General Partner reasonably deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (iii) all conveyances and other instruments or documents that the General Partner or the Special General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (iv) all instruments or documents and all certificates and acknowledgements relating to any mortgage, pledge, or other form of encumbrance in connection with any loan or other financing to the General Partner as provided by Section 7.1.1(c); (v) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in Article XI, XII or XIII hereof or the Capital Contribution of any Partner; and (vi) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

                  (b) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the reasonable discretion of the General Partner or the Special General Partner, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the reasonable discretion of the General Partner or the Special General Partner to effectuate the terms or intent of this Agreement.

         Nothing contained herein shall be construed as authorizing the General Partner or the Special General Partner to amend this Agreement except in accordance with Article XIV hereof, or as may be otherwise expressly provided for in this Agreement.

         16.2 Irrevocability. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner or the Special General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Limited Partner Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or the Special General Partner, acting in good faith pursuant to such power of attorney, and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner, taken in good faith under such power of attorney.

                                 SIGNATURE PAGE
                                       TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            HERITAGE COMMUNITIES L.P.

                             Dated April _____, 1997



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GENERAL PARTNER:

ASR INVESTMENTS CORPORATION, a
Maryland corporation



By:_______________________________________
Its:______________________________________




SPECIAL GENERAL PARTNER:

HERITAGE SGP CORPORATION, an Arizona
corporation


By:_______________________________________
Its:______________________________________

                                 SIGNATURE PAGE
                                       TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            HERITAGE COMMUNITIES L.P.

                             Dated April _____, 1997



LIMITED PARTNERS:

FIRST ASPEN COURT ASSOCIATES, L.P.

FIRST BRIAR PARK ASSOCIATES, A WASHINGTON LIMITED PARTNERSHIP

FIRST CHELSEA PARK ASSOCIATES, L.P.

FIRST APPIAN WAY ASSOCIATES, L.P.

FIRST GREENWOOD CREEK ASSOCIATES, L.P.

FIRST HIGHLANDS ASSOCIATES, L.P.

FIRST MARYMONT ASSOCIATES, L.P.

FIRST MONTFORT ASSOCIATES, L.P.

FIRST RIVERWAY ASSOCIATES, L.P.

FIRST SPRINGFIELD ASSOCIATES, L.P.

FIRST TIMBERCREEK LANDING ASSOCIATES, L.P.

CAMPUS DEVELOPMENT ASSOCIATES LIMITED PARTNERSHIP

FIRST PACIFIC SOUTH CENTER ASSOCIATES, L.P.

By:________________________________________
    Don W. Winton, general partner
    of each of the Limited Partners
    listed above

                                 SIGNATURE PAGE
                                       TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            HERITAGE COMMUNITIES L.P.

                             Dated April _____, 1997


         The undersigned hereby executes this Agreement solely for the purpose of evidencing and acknowledging his withdrawal from the Partnership.


FORMATION LIMITED PARTNER



__________________________________
Jon A. Grove

                                    EXHIBIT A
                            HERITAGE COMMUNITIES L.P.
                           (as of September 30, 1996)

                                                  Initial Capital    Percentage   Limited Partner
Partner                                           Contribution       Interest     Units             Address
ASR Investments Corporation (General Partner)                                                       335 North Wilmot
                                                                                                    Suite 250
First Aspen Court Associates, L.P.                $2,348,599                      129,757           Tucson, Arizona 85711

Briar Park Joint Venture                          $  800,000                       44,199

First Chelsea Park Associates, L.P.               $2,712,033                      149,836

First Appian Way Associates, L.P.                 $1,769,181                       97,745

First Greenwood Creek Associates, L.P.            $2,647,689                      146,281

First Highlands Associates, L.P.                  $3,910,610                      216,056

First Marymont Associates, L.P.                   $1,803,924                       99,664

First Montfort Associates, L.P.                   $1,529,990                       84,530

First Riverway Associates, L.P.                   $  713,939                       39,444

First Springfield Associates, L.P.                $2,909,327                      160,736

First Timbercreek Associates, L.P.                $2,109,067                      116,523

Campus Development Associates                     $4,180,198                      230,950
Limited Partnership

Campus Commons Associates                         $1,350,000                       74,586
- Limited Partnership

First Pacific South Center Associates             $2,175,000                      120,166

                                    EXHIBIT B
                            HERITAGE COMMUNITIES L.P.



Facility Name                   City      County      State        Grantor                                         Agreed Value
Aspen Court Apartment                                 Texas        First Aspen Court Associates, L.P.              $4,400,000

Briar Park Apartments                                 Texas        First Briar Park Associates, a                  $2,200,000
                                                                   Washington Limited Partnership

Chelsea Park Apartments                               Texas        First Chelsea Park Associates, L.P.             $5,600,000

Country Club Place Apartments                         Texas        First Appian Way Associates, L.P.               $5,350,000

Greenwood Creek Apartments                            Texas        First Greenwood Creek Associates, L.P.          $7,700,000

Highlands of Preston                                  Texas        First Highlands Associates, L.P.                $8,800,000

Marymont Apartments                                   Texas        First Marymont Associates, L.P.                 $4,350,000

14400 Montfort Townhomes                              Texas        First Montfort Associates, L.P.                 $5,650,000

Riverway Apartments                                   Texas        First Riverway Associates, L.P.                 $1,900,000

Springfield Apartments                                Texas        First Springfield Associates, L.P.              $8,420,000

Timbercreek Landing Apartments                        Texas        First Timbercreek Landing Associates, L.P.      $5,500,000

Campus Commons North Apartments                       Washington   Campus Development Associates                  $10,900,000
                                                                   Limited Partnership

Campus Commons South Apartments                       Washington   Campus Commons Associates                       $4,100,000
                                                                   - Limited Partnership

Pacific South Center Office Building                  Washington   Pacific South Center Associates                 $5,400,000

                                    EXHIBIT C

                              NOTICE OF CONVERSION

         The undersigned, being the record owner of _________________ Limited Partner Units (not giving effect to the application of the Unit Adjustment Factor) in Heritage Communities L.P., in accordance with the terms of the Agreement of Limited Partnership of Heritage Communities L.P. (the "Agreement"), hereby irrevocably (a) exercises the option to exchange ________________ Limited Partner Units (after giving effect to the application of the Unit Adjustment Factor) for Shares of the General Partner or into such other cash, securities or other property as shall be authorized under the terms of the Agreement, (b) surrenders such Limited Partner Units and all right, title and interest therein and (c) directs that the Shares issuable or other consideration deliverable upon exercise of the Conversion Right be delivered to, and registered or placed in, the name and at the address specified below, and, if applicable, that a new certificate representing ownership of Units not so exchanged be issued and delivered to the undersigned.

Dated: ___________________________



__________________________________________________
Name of Limited Partner


__________________________________________________
Signature of Limited Partner


__________________________________________________
Street Address


__________________________________________________
City              State             Zip Code


__________________________________________________
Social Security or Taxpayer Identification Number

                      AGREEMENT AND PLAN OF REORGANIZATION



                          DATED AS OF NOVEMBER 8, 1996



                                      AMONG


                          ASR INVESTMENTS CORPORATION,

                        HERITAGE RESIDENTIAL GROUP, INC.,

                           WINTON & ASSOCIATES, INC.,

                                       AND

                                  DON W. WINTON

                                   APPENDIX C

                                TABLE OF CONTENTS


                                                                                                                Page
                                                                                                                ----
I.       MERGER OF ASSOCIATES INTO HERITAGE.....................................................................  2
         1.1      Merger........................................................................................  2
         1.2      Effect of the Associates Merger...............................................................  2
         1.3      Name of Heritage..............................................................................  3
         1.4      Articles of Incorporation and Bylaws..........................................................  3
                  1.5      Status and Conversion of Securities..................................................  3
                  (a)      Conversion of Associates Stock into ASR Stock........................................  3
                  (b)      Common Stock of Heritage.............................................................  3
         1.6      ASR to Make Shares Available..................................................................  3
         1.7      Information Respecting Associates.............................................................  4
         1.8      Further Documents.............................................................................  5
         1.9      Effective Date.  .............................................................................  5

II.      SHAREHOLDER APPROVALS; PROXY AND REGISTRATION FILINGS..................................................  6
         2.1      Shareholder Approvals.........................................................................  6
         2.2      Proxy and Registration Statements.............................................................  6
                  (a)      Preparation of Private Offering Memorandum...........................................  6
                  (b)      Preparation of Proxy Statement.......................................................  6
                  (c)      Preparation of Registration Statement................................................  7
                  (d)      Amendments to Private Offering Memorandum, Proxy Statement,
                           and Registration Statement...........................................................  8

III.     REPRESENTATIONS AND WARRANTIES.........................................................................  8
         3.1      Representations and Warranties of Associates and Winton.......................................  8
                  (a)      Due Incorporation, Good Standing, and Qualification..................................  8
                  (b)      Corporate Authority..................................................................  9
                  (c)      Capital Stock........................................................................  9
                  (d)      Options, Warrants and Rights.........................................................  9
                  (e)      Subsidiaries.........................................................................  9
                  (f)      Financial Statements.................................................................  9
                  (g)      No Material Change................................................................... 10
                  (h)      Title to Properties.................................................................. 10
                  (i)      Litigation........................................................................... 11
                  (j)      Rights and Licenses.................................................................. 12
                  (k)      No Violation......................................................................... 12
                  (l)      Taxes................................................................................ 12
                  (m)      Accounts Receivable.................................................................. 12
                  (n)      Contracts............................................................................ 13
                  (o)      Compliance with Law and Other Regulations............................................ 14
                  (p)      Insurance............................................................................ 14
                  (q)      Minute Books......................................................................... 14
                  (r)      Certain Claims by Winton............................................................. 14
                  (s)      All Business Assets Transferred...................................................... 14
                  (t)      Accuracy of Statements............................................................... 15
         3.2               Winton's Securities Representations and Warranties................................... 15
                  (a)      Acquisition of ASR Common Stock for Winton's Account. ............................... 15

                  (b)      Knowledge and Experience in Financial and Business Matters. ......................... 15
                  (c)      Available Information.  ............................................................. 15
                  (d)      Accredited Investor Status........................................................... 16
         3.3               Representations and Warranties of ASR and Heritage.  ................................ 16
                  (a)      Due Incorporation, Good Standing, and Qualification.................................. 16
                  (b)      Corporate Authority.................................................................. 17
                  (c)      Capital Stock........................................................................ 17
                  (d)      Options, Warrants and Rights......................................................... 17
                  (e)      Subsidiaries......................................................................... 17
                  (f)      Financial Statements................................................................. 18
                  (g)      No Material Change................................................................... 18
                  (h)      Title to Properties.................................................................. 19
                  (i)      Litigation........................................................................... 20
                  (j)      Rights and Licenses.................................................................. 20
                  (k)      No Violation......................................................................... 20
                  (l)      Taxes................................................................................ 20
                  (m)      Accounts Receivable.................................................................. 21
                  (n)      Contracts............................................................................ 21
                  (o)      Compliance with Law and Other Regulations............................................ 22
                  (p)      Insurance............................................................................ 22
                  (q)      Minute Books......................................................................... 23
                  (r)      SEC Reports.......................................................................... 23
                  (s)      Accuracy of Statements............................................................... 23
                  (t)      Status of ASR Common Stock to be Issued.............................................. 23

IV.      COVENANTS.............................................................................................. 24
         4.1      Covenants of Associates and Winton............................................................ 24
                  (a)      Preservation of Business............................................................. 24
                  (b)      Ordinary Course...................................................................... 24
                  (c)      Books and Records.................................................................... 25
                  (d)      No Organic Change.................................................................... 25
                  (e)      No Issuance by Associates of Shares, Options, or Other Securities.................... 25
                  (f)      Compensation......................................................................... 25
                  (g)      Dividends............................................................................ 25
                  (h)      Consents and Approvals............................................................... 26
         4.2      Covenants of ASR.............................................................................. 26
                  (a)      Preservation of Business............................................................. 26
                  (b)      Ordinary Course...................................................................... 27
                  (c)      Books and Records.................................................................... 27
                  (d)      No Organic Change.................................................................... 27
                  (e)      No Issuance by ASR of Shares,  Options, or Other Securities.......................... 27
                  (f)      Compensation......................................................................... 28
                  (g)      Dividends............................................................................ 28
                  (h)      Consents and Approvals............................................................... 28

V.       CONDITIONS PRECEDENT TO OBLIGATIONS.................................................................... 29
         5.1      Conditions Precedent to the Obligations of ASR and Heritage................................... 29
                  (a)      Accuracy of Representations and Warranties........................................... 29
                  (b)      Performance of Agreements............................................................ 29
                  (c)      Corporate Approvals.................................................................. 29
                  (d)      Opinion of Counsel for Associates.................................................... 30
                  (e)      No Material Adverse Change........................................................... 31
                  (f)      Litigation........................................................................... 31
                  (g)      Listing on Stock Exchange............................................................ 31

                  (h)      Proceedings Satisfactory to Counsel.................................................. 31
                  (i)      Employment Agreement................................................................. 32
                  (j)      Approval of ASR Stockholders......................................................... 32
                  (k)      Execution of Master Combination and Contribution Agreement........................... 32
         5.2      Conditions Precedent to the Obligations of Associates and Winton.............................. 32
                  (a)      Accuracy of Representations and Warranties........................................... 32
                  (b)      Performance of Agreements............................................................ 32
                  (c)      Corporate Approval................................................................... 33
                  (d)      Opinion of Counsel for ASR........................................................... 33
                  (e)      No Material Adverse Change........................................................... 34
                  (f)      Litigation........................................................................... 35
                  (g)      Listing on Stock Exchange............................................................ 35
                  (h)      Proceedings Satisfactory to Counsel.................................................. 35

VI.      WAIVER, MODIFICATION, ABANDONMENT...................................................................... 35
         6.1      Waivers....................................................................................... 35
         6.2      Modification.................................................................................. 36
         6.3      Abandonment................................................................................... 36
         6.4      Effect of Abandonment......................................................................... 37
         6.5      Closing....................................................................................... 38
                  (a)      Deliveries by ASR and Heritage....................................................... 38
                  (b)      Deliveries by Winton................................................................. 38
         7.1      Indemnity Against Finders..................................................................... 39
         7.2      Controlling Law............................................................................... 39
         7.3      Notices....................................................................................... 39
         7.4      Binding Nature of Agreement; No Assignment.................................................... 40
         7.5      Entire Agreement.............................................................................. 40
         7.6      Execution in Counterparts..................................................................... 40

                      AGREEMENT AND PLAN OF REORGANIZATION


                  THIS  AGREEMENT  AND  PLAN OF  REORGANIZATION  is  dated as of
November 8, 1996, among Winton & Associates, Inc., a Washington corporation ("Associates"); ASR Investments Corporation, a Maryland corporation ("ASR"); Heritage Residential Group, Inc., an Arizona corporation, which is a wholly owned subsidiary of ASR ("Heritage"); and Don W. Winton ("Winton").

                  Winton owns all of the outstanding shares of Common Stock of Associates, constituting all of the outstanding capital stock of Associates.

                  ASR, Pima Realty Advisors, Inc. ("Pima Realty"), Pima Mortgage Advisors, LP ("Pima Mortgage"), and Associates have engaged in extensive discussions regarding the combination of their respective businesses in the following manner: (i) a merger of Pima Realty with and into Heritage (the "Pima Realty Merger") pursuant to that certain Agreement and Plan of Reorganization of even date by and among Pima Realty, Pima Mortgage, ASR, the Pima Shareholders (as defined therein), the Pima Mortgage Partners (as defined therein), and Heritage (the "Pima Realty/Pima Mortgage Merger Agreement"); (ii) immediately following the consummation of the Pima Realty Merger, Pima Mortgage shall effectively be merged with and into Heritage through the mergers of each of the Pima Mortgage Partners with and into Heritage (collectively referred to as the "Pima Mortgage Merger") pursuant to in the Pima Realty/Pima Mortgage Merger Agreement; and (iii) immediately following the consummation of the Pima Mortgage Merger, Associates shall be merged with and into Heritage pursuant to this Agreement (the "Associates Merger"). The Pima Realty Merger, the Pima Mortgage Merger, and the Associates Merger are collectively referred to herein as the "Property Management Mergers."

                  For federal income tax purposes, it is intended that the Associates Merger shall qualify as a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Specifically, it is intended that the Associates Merger qualify as a forward triangular reorganization under Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code.

                  NOW, THEREFORE, the parties hereto hereby approve and adopt this Agreement as a Plan of Reorganization and do mutually covenant and agree as follows:

I.       MERGER OF ASSOCIATES INTO HERITAGE

                  1.1 Merger. On the Effective Date (as defined in Section 1.9 hereof), Associates shall be merged with and into Heritage, which shall be the surviving corporation, pursuant to the Agreement and Plan of Merger attached as Exhibit "1" hereto (the "Associates Plan of Merger"). On or before the Closing Date (as defined in Section 8.1 of that certain Master Combination and Contribution Agreement among the Winton Parties, the REIT Parties, and the Management Parties, which is attached as Exhibit "2" hereto and referred to herein as the "Master Combination and Contribution Agreement"), ASR shall cause the Associates Plan of Merger to be filed with the Arizona Corporation Commission and the Washington Secretary of State.

                  1.2 Effect of the Associates Merger. Upon the Associates Merger becoming effective, the separate existence of Associates shall cease, and Heritage shall succeed to and possess all the properties, rights, privileges, powers, franchises, and immunities, of a public as well as of a private nature, and be subject to all the debts, liabilities, obligations, restrictions, disabilities, and duties of Associates, all without further act or deed, as provided by law.

                  1.3 Name of Heritage. On the Effective Date, the name of Heritage shall remain "Heritage Residential Group, Inc."

                  1.4 Articles of Incorporation and Bylaws. The Articles of Incorporation and the Bylaws of Heritage as in effect on the Effective Date shall be, from and after the Effective Date, the Articles of Incorporation and Bylaws of Heritage until they are amended.

                  1.5 Status and Conversion of Securities.

                           (a)  Conversion of  Associates  Stock into ASR Stock.
Upon the Associates Merger becoming effective, all of the outstanding shares of Common Stock, par value $1.00 per share, of Associates ("Associates Common
Stock") issued and outstanding on the Effective Date, by reason of the Associates Merger and without any action on the part of the holders thereof, shall be converted into an aggregate of 70,284 shares of ASR Common Stock, par value $.01 per share ("ASR Common Stock"). Any shares of Associates Common Stock held in the treasury of Associates shall be cancelled and all rights with respect thereto shall cease to exist and no cash or securities or other property shall be issued in respect thereof.

                           (b) Common Stock of Heritage.  All authorized  shares
of Heritage Common Stock, par value $.01 per share ("Heritage Common Stock"), whether issued or unissued, outstanding or reacquired, shall continue unchanged as shares of Common Stock of Heritage.

                  1.6 ASR to Make Shares Available. At the Closing (as defined in the Master Combination and Contribution Agreement), ASR shall deliver to Winton a certificate, registered in Winton's name, for 70,284 duly authorized, validly issued, and non-assessable shares of ASR Common Stock and Winton shall deliver to ASR certificates representing all of the issued and outstanding shares of Associates duly endorsed for transfer to ASR. Such certificate shall bear a legend to the effect that the shares of ASR Common Stock have not been registered under the Securities Act or state securities laws, and that transfers may be made only in accordance with such laws.

                  1.7 Information Respecting Associates. Associates shall furnish to ASR for inclusion in (a) the proxy statement to be filed by ASR in connection with soliciting the approval by its stockholders of the transactions contemplated by the Master Combination and Contribution Agreement, including the Property Management Mergers (the "Proxy Statement"), (b) the private offering memorandum (the "Private Offering Memorandum") to be prepared by ASR for shares of ASR Common Stock to be offered in the Property Management Mergers and the exchange offer (the "Exchange Offer") for limited partnership interests in various limited partnerships in which Winton is the general partner (the "Transferors"), and the offer of limited partnership interests ("LP Units") in Heritage Communities LP, a Delaware limited partnership for the assets of the Transferors (the "Asset Transfer"), as contemplated by the Master Combination and Contribution Agreement, and (c) the registration statement (the "Registration Statement") to be filed by ASR for the resale of the ASR Stock to be issued in the Property Management Mergers and the Exchange Offer or upon the conversion of the LP Units, as contemplated by the Master Combination and Contribution Agreement, such information about Associates as ASR may reasonably request to enable ASR to prepare the Private Offering Memorandum and to prepare and file the Proxy Statement and the Registration Statement or amendments thereto with the Securities and Exchange Commission (the "SEC") and to cause the Registration Statement to be declared effective and the Proxy Statement to be cleared by the SEC. Associates and Winton jointly and severally represent and warrant that the information so supplied, as it may be revised from time to time by Associates, will not contain any statement which, as of the time of the Proxy Statement or Registration Statement is filed with the SEC, the Private Offering Memorandum is distributed, or the Registration Statement is declared effective and the Proxy Statement is cleared by the SEC, and which is in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading.

                  1.8 Further Documents. From time to time, on and after the Effective Date, Heritage, ASR, and their respective successors or assigns, and their officers and directors shall have the right, for and on behalf and in the name of Associates or otherwise, to execute and deliver all such deeds, bills of sale, assignments, and other instruments and to take or cause to be taken such further or other actions as Heritage, ASR, or their respective successors or assigns may deem necessary or desirable in order to confirm of record or otherwise to Heritage title to and possession of all of the properties, rights, privileges, powers, franchises, and immunities of Associates and otherwise to carry out fully the provisions and purposes of this Agreement.

                  1.9 Effective Date. The Associates Merger shall become effective when the Associates Plan of Merger has been filed with and approved as required by the Arizona Corporation Commission and the Washington Secretary of State, which the parties contemplated to be the Closing Date as defined in the Master Combination and Contribution Agreement.

II.      SHAREHOLDER APPROVALS; PROXY AND REGISTRATION FILINGS

                  2.1 Shareholder Approvals. A meeting of the shareholders, of Associates shall be held in accordance with the laws of its state of incorporation, on or before the Commitment Date (as defined in the Master Combination and Contribution Agreement) in connection with the transactions contemplated by the Master Combination and Contribution Agreement in the case of Associates to consider and act upon the adoption of this Agreement (except, in all cases in lieu of meetings, the adoption of this Agreement may be consented to in writing by the shareholder of Associates on or before those dates). ASR, as the sole stockholder of Heritage, votes for, adopts, and consents to the Merger Agreement and the Merger. A meeting of the stockholders of ASR shall be held to, among other things, approve the issuance of stock of ASR in the Merger. ASR shall not be obligated to consummate the Merger unless the stockholders of ASR approve the issuance of stock in the Merger.

         2.2      Proxy and Registration Statements.

                  (a) Preparation of Private Offering Memorandum. ASR shall prepare the Private Offering Memorandum to be used in connection with the Property Management Mergers, the Exchange Offer, and the Asset Transfer as contemplated by the Master Combination and Contribution Agreement.

                  (b) Preparation of Proxy Statement. ASR shall prepare and file with the SEC the Proxy Statement and related proxy material to be used in connection with the meeting of the ASR Stockholders referred to in Section 2.1 as contemplated by the Master Combination and Contribution Agreement.

                  (c) Preparation of Registration Statement. ASR shall prepare the Registration Statement, including a form of prospectus, and one or more amendments thereto, on Form S-3 or other appropriate form covering the resale of shares of ASR Common Stock into which the outstanding shares of the Associates Common Stock are to be converted as set forth in Section 1.5 of this Agreement and shall use its best efforts to cause the Registration Statement to become effective or as soon as practicable after the Effective Date and to remain effective during the period and subject to the limitations set forth in the Registration Agreement applicable to the Exchange Offer. ASR shall deliver to Associates copies of the Registration Statement and each amendment thereto filed or proposed to be filed (and of each related preliminary prospectus). ASR shall advise Associates and shall confirm in writing (i) when the Registration Statement or any post-effective amendment thereto shall have become effective and when any amendment of or supplement to the Prospectus is filed with the Commission, (ii) when the SEC shall make a request or suggestion for any amendment or supplement to the Registration Statement or the Prospectus or for additional information and the nature and substance thereof, and (iii) of the issuance by the SEC of a stop order suspending the effectiveness of the Registration Statement, and shall use its best efforts to prevent the issuance of a stop order and, if such order shall be issued, to obtain the withdrawal thereof at the earliest possible time. ASR represents and warrants to Associates that the Registration Statement and the Prospectus and any other amendments and supplements thereto will, when they become effective or are first used, conform in all material respects to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that ASR makes no representation or warranty as to statements or omissions therein relating to Associates or the Winton Parties. Notwithstanding the foregoing, ASR may utilize for the purposes of this Section 2.2(c) a Registration Statement including other shares or securities as long as all of the shares of ASR Common Stock into which the outstanding shares of Associates Common Stock are to be converted may be included in such Registration Statement without any restriction or cutbacks.

                  (d) Amendments to Private Offering Memorandum, Proxy Statement, and Registration Statement. If it shall be necessary at any time to amend or supplement the Private Offering Memorandum, the Proxy Statement, or the Registration Statement to correct any statement or omission with respect to any party to the Associates Merger in order to comply with any applicable legal requirements, the party to which the change applies shall supply the necessary information to the others. To the extent necessary to comply with applicable legal requirements, ASR shall amend or supplement the Private Offering Memorandum, the Proxy Statement, and the Registration Statement.

III.     REPRESENTATIONS AND WARRANTIES

                  3.1 Representations and Warranties of Associates and Winton. Except as otherwise set forth in the Disclosure Schedule heretofore delivered to ASR by Associates (the "Associates Disclosure Schedule"), Associates and Winton jointly and severally represent and warrant to ASR and Heritage as follows:

                           (a)   Due   Incorporation,    Good   Standing,    and
Qualification. Associates is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation with the requisite corporate power and authority to own, operate, and lease its property and to carry on its business as now being conducted. Associates is not subject to any material disability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction. Associates has heretofore delivered to Heritage a list setting forth, as of the date of this Agreement, each jurisdiction in which Associates is qualified to do business.

                           (b) Corporate Authority. Associates has the corporate
power and authority to enter into this Agreement and (subject to the requisite approval of Winton with respect to Associates) to carry out the transactions contemplated hereby. The Board of Directors of Associates has duly authorized the execution, delivery, and performance of this Agreement.

                           (c) Capital Stock. As of the date hereof,  Associates
has an authorized capital stock consisting of 50,000 shares of Associates Common Stock, $1.00 par value, of which 500 shares are issued and outstanding. As of such date, no shares of Associates Common Stock are held in treasury. All of the issued and outstanding shares of capital stock of Associates have been validly authorized and issued and are fully paid and nonassessable.

                           (d) Options, Warrants and Rights. Associates does not
have outstanding any options, warrants, or other rights to purchase, or convert any obligation into, any shares of its capital stock,

                           (e)  Subsidiaries.   Associates  does  not  have  any
subsidiaries.

                           (f)  Financial  Statements.  The  Balance  Sheets  of
Associates as of December 31, 1994 and December 31, 1995, and the Statements of Income, Shareholders' Equity, and Cash Flows of Associates for the two years ended December 31, 1995, and all related schedules and notes to the foregoing, have been prepared in accordance with generally accepted accounting principles, as modified for tax basis accounting, that were applied on a consistent basis, are correct and complete, and fairly and accurately present the financial position, results of operations, and changes in financial position of Associates as of their respective dates and for the periods indicated. Associates does not have any material liabilities or obligations of a type that would be included in a balance sheet prepared in accordance with generally accepted accounting principles, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated, or otherwise except as and to the extent disclosed or reflected in the Balance Sheet of Associates as of December 31, 1995, or incurred since December 31, 1995 in the ordinary course of business.

                           (g) No Material  Change.  Since  December  31,  1995,
there has not been and there is not threatened (i) any material change in the financial condition, business, properties, assets, or results of operations of Associates; (ii) any loss or damage (whether or not covered by insurance) to any of the assets or properties of Associates that materially affects or impairs its ability to conduct its business, (iii) any event or condition of any character that has materially and adversely affected the business or prospects (financial or otherwise) of Associates, or (iv) any mortgage or pledge of any material amount of the assets or properties of Associates or any indebtedness incurred by Associates other than indebtedness, not material in the aggregate, incurred in the ordinary course of business.

                           (h)  Title  to  Properties.  Associates  has good and
marketable title to all of its real and personal properties, including all properties reflected in its most recent Balance Sheet or acquired subsequent to its most recent Balance Sheet (except properties disposed of subsequent to that date in the ordinary course of business or properties relating to discontinued operations). Such assets and properties are not subject to any mortgage, pledge, lien, claim, encumbrance, charge, security interest, or title retention or other security arrangement, except for liens for the payment of federal, state, and other taxes, the payment of which is neither delinquent nor subject to penalties, and except for other liens and encumbrances incidental to the conduct of the business of Associates or the ownership of its assets or properties, which were not incurred in connection with the borrowing of money or the obtaining of advances and which do not in the aggregate materially detract from the value of the assets or properties of Associates or materially impair the use thereof in the operation of its business, except in each case as disclosed in the Balance Sheet as of December 31, 1995. All leases pursuant to which Associates leases any substantial amount of real or personal property are valid and effective in accordance with their respective terms.

                           (i)   Litigation.   There  are  no  actions,   suits,
proceedings, or other litigation pending or, to the knowledge of Associates, threatened against or affecting Associates at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality which, if determined adversely to Associates, would individually or in the aggregate have a material adverse effect on the business, assets, properties, operations or prospects or on the condition, financial or otherwise, of Associates, except for those actions, suits, proceedings, or other pending litigation that are covered in full by insurance held by Associates.

                           (j) Rights and Licenses. Associates is not subject to
any material disability or liability by reason of its failure to possess any trademark, trademark right, trade name, trade name right, or license.

                           (k) No Violation.  The execution and delivery of this
Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by Associates of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to
(i) any provision or restriction of any charter, bylaw, loan, indenture, or mortgage of Associates, or (ii) any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of Associates are subject or by which Associates is bound.

                           (l) Taxes.  Associates has filed all federal,  state,
foreign, local, and any other applicable tax returns and reports required to be filed and has paid in full all taxes and assessments shown due thereon (together with all interest, penalties, assessments, and deficiencies assessed in connection therewith due through the date hereof). Such tax returns and reports are correct in all material respects.

                           (m) Accounts  Receivable.  The accounts receivable of
Associates have been acquired in the ordinary course of business, are valid and enforceable, and are fully collectible, subject to no known defenses, set-offs, or counterclaims, except to the extent of the reserve reflected in the books of Associates or in such other amount that is not material in the aggregate.

                           (n)  Contracts.  Associates is not a party to (i) any
plan or contract providing for bonuses, pensions, options, stock purchases, deferred compensation, retirement payments, or profit sharing, (ii) any collective bargaining or other contract or agreement with any labor union, (iii) any lease, installment purchase agreement, or other contract with respect to any real or personal property used or proposed to be used in its operations except, in each case, items included within aggregate amounts disclosed in the December 31, 1995 Balance Sheet of Associates, (iv) any employment agreement or other similar arrangement not terminable by it upon 90 days or less notice without penalty to it, (v) any contract or agreement for the purchase of any commodity, material, fixed asset, or equipment in excess of $100,000, (vi) any contract or agreement creating an obligation of $100,000 or more, (vii) any contract or agreement that by its terms does not terminate or is not terminable by it without penalty to it within one year after the date hereof, (viii) any loan agreement, indenture, promissory note, conditional sales agreement, or other similar type of arrangement except, in each case, as disclosed in the December 31, 1995 Balance Sheet of Associates, (ix) any material license agreement, or
(x) any contract that may result in a material loss or obligation to it. Each contract, agreement, and other arrangement to which Associates is a party is valid and enforceable in accordance with its terms; Associates and, to the best of Associates' knowledge, all other parties to each of the foregoing have performed all obligations required to be performed to date; neither Associates nor, to the best of Associates' knowledge, any such other party is in default or in arrears under the terms of any of the foregoing; and no condition exists or event has occurred which, with the giving of notice or lapse of time or both, would constitute a default under any of them.

                           (o)  Compliance  with  Law  and  Other   Regulations.
Associates is not subject to and has not been threatened with any material fine, penalty, liability, or disability as the result of its failure to comply with any requirement of any federal, state, local, or foreign law or regulation (including those relating to the employment of labor or to environmental matters) or any requirement of any governmental body or agency having jurisdiction over it, the conduct of its business, the use of its assets and properties, or any premises occupied by it.

                           (p) Insurance. Associates maintains in full force and
effect insurance coverage on its assets, properties, premises, operations, and personnel in such amounts and against such risks and losses as are adequate for the business engaged in by it.

                           (q)  Minute  Books.  The minute  books of  Associates
accurately records all actions taken by its stockholders and directors.

                           (r) Certain  Claims by Winton.  Winton agrees that he
will not make any claim for indemnification against ASR or Heritage (whether such claim for indemnification arises out of Winton's status as an officer, director, employee, or agent of Associates or otherwise) with respect to any cost, judgment, or other damage incurred by Winton as a result of a proceeding brought by ASR or Heritage (collectively "Damages") to the extent such Damages are finally adjudicated by a court of competent jurisdiction to have resulted from a breach of this Agreement by Winton.

                           (s) All Business  Assets  Transferred.  The assets of
Associates constitute all of the assets necessary to conduct the business as it has been conducted by Associates prior to the date of this Agreement.

                           (t) Accuracy of  Statements.  Neither this  Agreement
nor any statement, list, certificate, or other information furnished or to be furnished by Associates to ASR or Heritage in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of circumstances in which they are made, not misleading.

                  3.2  Winton's   Securities   Representations  and  Warranties.
Winton, as the sole shareholder of Associates, represents and warrants to ASR and Heritage as follows:

                           (a)  Acquisition  of ASR  Common  Stock for  Winton's
Account. Winton will acquire ASR Common Stock for his own account and not with an intent to distribute the ASR Common Stock in violation of the Securities Act.

                           (b)  Knowledge   and   Experience  in  Financial  and
Business Matters. Winton has sufficient knowledge and experience in financial and business matters that Winton is capable of evaluating the merits and risks of the acquisition of ASR Common Stock, and Winton has the ability to bear the economic risk of acquiring ASR Common Stock.

                           (c) Available  Information.  Winton has been supplied
with, or had access to, information to which a reasonable investor would attach significance in making investment decisions, including, but not limited to, the Private Offering Memorandum, all publicly available filings by ASR under the Securities Exchange Act of 1934, and ASR's annual and quarterly reports to stockholders, any information with respect to ASR's financial condition, business, and prospects, and any other information Winton has requested to enable Winton to make the decision to acquire ASR Common Stock.

                           (d)  Accredited   Investor   Status.   Winton  is  an
"accredited investor," as such term is defined in Regulation D promulgated under the Securities Act.

                  3.3 Representations and Warranties of ASR and Heritage. Except as otherwise set forth in the ASR Disclosure Schedule heretofore delivered by ASR to Associates, except as disclosed in any document heretofore filed by ASR with the SEC, and except for intercompany transactions or matters among ASR and/or its subsidiaries, ASR and Heritage jointly and severally represent and warrant to Associates and Winton as follows:

                           (a)   Due   Incorporation,    Good   Standing,    and
Qualification. ASR and each of its subsidiaries are corporations duly organized, validly existing, and in good standing under the laws of the jurisdictions of their incorporation with all requisite corporate power and authority to own, operate, and lease their properties and to carry on their businesses as now being conducted. Neither ASR nor any of its subsidiaries is subject to any material disability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction. ASR has heretofore delivered to Associates a list setting forth, as of the date of this Agreement, each jurisdiction in which ASR and its subsidiaries is qualified to do business. Heritage is a wholly owned subsidiary of ASR and, apart from matters arising under this Agreement, has no significant assets, liabilities, or business, except for its right under this Agreement to obtain from ASR the shares of ASR Common Stock to be delivered on its behalf to Winton under this Agreement. (As used in this Agreement with reference to ASR, the term "subsidiaries" shall include Heritage and all other direct or indirect subsidiaries of ASR other than Associates. No warranty relating to ASR or the consolidated financial position of ASR and its subsidiaries taken as a whole shall be deemed to be breached as a result of any circumstances that would constitute a breach of warranty by Associates hereunder or by any of the Winton Parties under the Master Combination and Contribution Agreement.)

                           (b)  Corporate  Authority.  ASR and Heritage have the
corporate power and authority (subject to requisite approval of the ASR Stockholders) to carry out the transactions contemplated hereby. The

Boards of Directors of ASR and Heritage have duly authorized the execution, delivery, and performance of this Agreement.

                           (c) Capital Stock. As of the date hereof,  ASR has an
authorized capital stock consisting of 40,000,000 shares, all of which currently are classified as Common Stock but may be reclassified as to unissued shares as new classes or series of stock. As of the date hereof, 3,147,150 shares of Common Stock are issued and outstanding (exclusive of 160,742 treasury shares). As of such date, 353,078 shares of ASR Common Stock are reserved for issuance upon the exercise of outstanding ASR stock options. All of the issued and outstanding shares of capital stock of ASR and each of its subsidiaries have been validly authorized and issued and are fully paid and nonassessable.

                           (d) Options, Warrants and Rights. Neither ASR nor any
of its subsidiaries has outstanding any options, warrants, or other rights to purchase, or convert any obligation into, any shares of its capital stock, other than those referred to in Section 3.3(c).

                           (e)  Subsidiaries.  ASR has delivered to Associates a
list setting forth as of the date of this Agreement (i) the name, jurisdiction of incorporation, and list of shareholders of each subsidiary of ASR, and (ii) the name and description of every other person, corporation, partnership, joint venture, or other business association in which ASR directly or indirectly owns a material interest. The outstanding shares of capital stock of the subsidiaries of ASR owned by ASR or any of its subsidiaries are owned free and clear of all claims, liens, charges, and encumbrances.

                           (f) Financial  Statements.  The Consolidated  Balance
Sheets of ASR and subsidiaries as of December 31, 1994 and December 31, 1995 and the Consolidated Statements of Operations, Stockholders' Equity, and Cash Flows of ASR and subsidiaries for the three years ended December 31, 1995, and all related schedules and notes to the foregoing, have been certified by Deloitte & Touche LLP, independent public accountants. All of the foregoing financial statements have been prepared in accordance with generally accepted accounting principles, which were applied on a consistent basis, are correct and complete, and fairly and accurately present the financial position, results of operations, and changes of financial position of ASR and its consolidated subsidiaries as of their respective dates and for the periods indicated. Neither ASR nor any of its subsidiaries have any material liabilities or obligations of a type that would be included in a balance sheet prepared in accordance with generally accepted accounting principles, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated or otherwise, except as and to the extent disclosed or reflected in the Consolidated Balance Sheet of ASR and its consolidated subsidiaries as of June 30, 1996 or incurred since June 30, 1996 in the ordinary course of business.

                           (g) No Material  Change.  Since June 30, 1996,  there
has not been and there is not threatened (i) any material change in the financial condition, business, properties, assets, or results of operations of ASR and its subsidiaries taken as a whole, (ii) any loss or damage (whether or not covered by insurance) to any of the assets or properties of ASR or its subsidiaries that materially affects or impairs their ability to conduct their respective businesses, (iii) any event or condition of any character that has materially and adversely affected the business or prospects (financial or otherwise) of ASR and its subsidiaries taken as a whole, or (iv) any mortgage or pledge of any material amount of the assets or properties of ASR or any of its subsidiaries, or any indebtedness incurred by ASR or any of its subsidiaries, other than indebtedness, not material in the aggregate, incurred in the ordinary course of business.

                           (h)  Title to  Properties.  ASR and its  subsidiaries
have good and marketable title to all of their respective real and personal properties, including all properties reflected in ASR's Consolidated Balance Sheet as of June 30, 1996, or acquired subsequent to June 30, 1996 (except property disposed of subsequent to that date in the ordinary course of business or property related to discontinued operations). Such assets and properties are not subject to any mortgage, pledge, lien, claim, encumbrance, charge, security interest or title retention, or other security arrangement, except for liens for the payment of federal, state, and other taxes, the payment of which is neither delinquent nor subject to penalties, and except for other liens and encumbrances incidental to the conduct of the business of ASR and its subsidiaries or the ownership of their assets or properties, which were not incurred in connection with the borrowing of money or the obtaining of advances and which do not in the aggregate materially detract from the value of the assets or properties of ASR and its subsidiaries taken as a whole or materially impair the use thereof in the operation of their respective businesses, except in each case as disclosed in ASR's Consolidated Balance Sheet as of June 30, 1996. All leases pursuant to which ASR or any of its subsidiaries leases any substantial amount of real or personal property are valid and effective in accordance with their respective terms.

                           (i)   Litigation.   There  are  no  actions,   suits,
proceedings, or other litigation pending or, to the knowledge of ASR, threatened against or affecting ASR or any of its subsidiaries, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality which, if determined adversely to ASR or its subsidiaries, would individually or in the aggregate have a materially adverse effect on the business, assets, properties, operations, or prospects or on the condition, financial or otherwise, of ASR and its subsidiaries, taken as a whole.

                           (j) Rights and  Licenses.  Neither ASR nor any of its
subsidiaries is subject to any material disability or liability by reason of its failure to possess any trademark, trademark right, trade name, trade name right, or license.

                           (k) No Violation.  The execution and delivery of this
Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by ASR or any of its subsidiaries of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to (i) any provision or restriction of any charter, bylaw, loan, indenture, or mortgage of ASR or any of its subsidiaries, or (ii) any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of ASR or any of its subsidiaries is subject or by which ASR or any of its subsidiaries is bound.

                           (l) Taxes.  ASR and its  subsidiaries  have filed all
federal, state, foreign, local, and any other applicable tax returns and reports required to be filed and have paid in full or adequately reserved for all taxes shown due thereon (together with all interest, penalties, assessments, and deficiencies assessed in connection therewith due through the date hereof). Such tax returns and reports are correct in all material respects. Federal tax returns of ASR and its subsidiaries have been audited by the Internal Revenue Service through the year ended December 31, 1991, and the results of such audits are duly reflected in the financial statements described in Section 3.3(f) above.

                           (m) Accounts  Receivable.  The accounts receivable of
ASR and its subsidiaries have been acquired in the ordinary course of business, are valid and enforceable, and are fully collectible, subject to no known defenses, setoffs, or counterclaims, except to the extent of the reserve reflected in the books of ASR and its subsidiaries or in such other amount that is not material in the aggregate.

                           (n)   Contracts.   Neither   ASR   nor   any  of  its
subsidiaries is a party to (i) any plan or contract providing for bonuses, pensions, options, stock purchases, deferred compensation, retirement payments, or profit sharing (other than profit sharing or bonus arrangements with officers and key personnel of subsidiaries), (ii) any collective bargaining or other contract or agreement with any labor union, (iii) any lease, installment purchase agreement, or other contract with respect to any real or personal property used or proposed to be used in its operations except, in each case, items included within aggregate amounts disclosed in ASR's June 30, 1996 Consolidated Balance Sheet, (iv) any employment agreement or other similar arrangement not terminable by it upon 90 days or less notice without penalty to it, (v) any contract or agreement for the purchase of any commodity, material, fixed asset, or equipment in excess of $500,000, (vi) any contract or agreement creating an obligation of

$500,000 or more, (vii) any contract or agreement that by its terms does not terminate or is not terminable by it without penalty to it within one year after the date hereof, (viii) any loan agreement, indenture, promissory note, conditional sales agreement, or other similar type of arrangement, (ix) any material license agreement, or (x) any contract that may result in a material loss or obligation to it. All contracts, agreements, and other arrangements to which ASR or any of its subsidiaries is a party are valid and enforceable in accordance with their terms; ASR, its subsidiaries, and all other parties to each of the foregoing have performed all obligations required to be performed to date; neither ASR, nor any of its subsidiaries, nor any such other party is in default or in arrears under the terms of any of the foregoing; and no condition exists or event has occurred which, with the giving of notice or lapse of time or both, would constitute a default under any of them.

                           (o)  Compliance  with  Law  and  Other   Regulations.
Neither ASR nor any of its subsidiaries is subject to or has been threatened with any material fine, penalty, or disability as the result of its failure to comply with any requirements of any federal, state, local, or foreign law or regulation (including those relating to the employment of labor and to environmental matters) or any requirement of any governmental body or agency having jurisdiction over it, the conduct of its business, the use of its assets and properties, or any premises occupied by it.

                           (p)  Insurance.  ASR  and  each  of its  subsidiaries
maintains in full force and effect insurance coverage on their assets, properties, premises, operations, and personnel in such amounts and against such risks and losses as are adequate and customary for the respective businesses engaged in by ASR and its subsidiaries.

                           (q) Minute Books. The minute books of ASR and each of
its subsidiaries accurately record all actions taken by their respective stockholders and directors.

                           (r) SEC  Reports.  ASR's  report on Form 10-K for the
year ended December 31, 1995 filed with the SEC and all subsequent reports and proxy statements filed by ASR thereafter pursuant to Section 13(a) or 14(a) of the Securities Exchange Act of 1934 do not contain a misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of the time the document was filed. Since the filing of such report on Form 10-K, no other report, proxy statement, or other document has been required to be filed by ASR pursuant to
Section 13(a) or 14(a) of the Securities Exchange Act of 1934 that has not been filed.

                           (s) Accuracy of  Statements.  Neither this  Agreement
nor any statement, list, certificate, or other information furnished or to be furnished by ASR or Heritage to Associates in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

                           (t)  Status of ASR  Common  Stock to be  Issued.  The
shares of ASR Common Stock into which the shares of Associates will be converted pursuant to this Agreement will be when issued validly authorized and issued, fully paid, and nonassessable, and listed for trading on the American Stock Exchange.

IV.      COVENANTS

                  4.1 Covenants of Associates and Winton. Each of Associates and Winton agrees that, unless ASR otherwise agrees in writing and except as set forth in the Associates Disclosure Schedule, prior to the Effective Date:

                           (a)  Preservation of Business.  Associates  shall use
its best efforts to (i) preserve intact its present business organization, (ii) preserve its present goodwill and advantageous relationships with investors and all other persons having business dealings with it, and (iii) preserve and maintain in force all its licenses, registrations, franchises, patents, trademarks, copyrights, bonds, and other similar rights. Associates shall not enter into any employment agreements with any of its officers or management personnel, which may not be cancelled by it without penalty upon notice not exceeding 90 days. Associates shall maintain in force all property, casualty, fiduciary, directors and officers, and other forms of insurance that it is presently carrying.

                           (b) Ordinary  Course.  Associates  shall  operate its
business only in the usual, regular, and ordinary course and manner. Without limiting the foregoing, Associates shall not (i) encumber or mortgage any property or assets, (ii) incur any obligation (contingent or otherwise) or purchase or acquire, or transfer or convey, any material assets or properties, or enter into any transaction or make or enter into any contract or commitment, except in the ordinary course of business, or (iii) acquire any stock or other equity interest in any corporation, trust, or other entity.

                           (c) Books and Records.  Associates shall maintain its
books, accounts, and records in the usual, regular, and ordinary manner and on a basis consistent with prior years, and shall comply with all laws applicable to it or to the conduct of its business.

                           (d) No Organic Change. Except as contemplated by this
Agreement or the Master Combination and Contribution Agreement, Associates shall not (i) amend its Articles of Incorporation or Bylaws, (ii) make any change in its capital stock by reclassification, subdivision, reorganization, or otherwise, or (iii) merge or consolidate with any other corporation, trust, or entity or change the character of its business.

                           (e) No Issuance by Associates of Shares,  Options, or
Other Securities. Associates shall not (i) issue any shares of capital stock, or
(ii) grant any option, warrant, or other right to purchase or to convert any obligation into shares of its capital stock.

                           (f)  Compensation.  Associates shall not (i) increase
the compensation payable to any officer or to other management personnel from the amount payable as of June 30, 1996, except in accordance with normal and customary practice, or (ii) introduce or change any pension or profit sharing plan, or any other employee benefit arrangement, except as a result of collective bargaining negotiations, except for insubstantial changes necessary to comply with the minimum requirements of the Internal Revenue Code of 1986 or the Employee Retirement Income Security Act of 1974, or except as disclosed in the Associates Disclosure Schedule.

                           (g) Dividends. Associates shall not declare, make, or
pay any dividend or other distribution with respect to its Common Stock or otherwise or purchase, redeem, or otherwise acquire any shares of its Common Stock, except that distributions may be made to Winton of (i) all cash held by Associates in excess of the difference between the total current assets of Associates and the total current liabilities of Associates on the Effective Date and (ii) all securities held by Associates on the Effective Date.

                           (h) Consents and Approvals.  Associates shall use its
best efforts to obtain all necessary consents and approvals of other persons and governmental authorities to the performance by it of the transactions contemplated by this Agreement. Associates shall make all filings, applications, statements, and reports to all federal and state government agencies or entities, which are required to be made prior to the Effective Date by it or on its behalf pursuant to any statute, rule, or regulation in connection with the transactions contemplated by this Agreement.

                  4.2 Covenants of ASR. ASR agrees that, unless Associates otherwise agrees in writing and except as set forth in the ASR Disclosure Schedule, prior to the Effective Date:

                           (a) Preservation of Business.  ASR shall use its best
efforts to (i) preserve intact the present business organization of ASR and its subsidiaries, (ii) preserve the present goodwill and advantageous relationships of ASR and its subsidiaries with investors and all other persons having business dealings with ASR and its subsidiaries, and (iii) preserve and maintain in force all licenses, registrations, franchises, patents, trademarks, copyrights, bonds, and other similar rights of ASR and its subsidiaries. ASR and its subsidiaries shall not enter into any employment agreements with any of their officers or management personnel, which may not be cancelled by them without penalty upon notice not exceeding 90 days. ASR and its subsidiaries shall maintain in force all property, casualty, fidelity, directors and officers, and other forms of insurance which they are presently carrying.

                           (b) Ordinary Course.  ASR and its subsidiaries  shall
operate their business only in the usual, regular, and ordinary course and manner. Without limiting the foregoing, neither ASR nor any subsidiary of ASR shall (i) encumber or mortgage any property or assets, (ii) incur any obligation (contingent or otherwise) or purchase or acquire, or transfer or convey, any material assets or properties or enter into any transaction or make or enter into any contract or commitment, except in the ordinary course of business, or
(iii) acquire any stock or other equity interest in any corporation, trust, or other entity. Notwithstanding anything herein to the contrary, ASR shall not be precluded from disposing of any business, including the related assets, previously identified as being discontinued.

                           (c) Books and Records. ASR and its subsidiaries shall
maintain their books, accounts, and records in the usual, regular, and ordinary manner and on a basis consistent with prior years, and shall comply with all laws applicable to them or to the conduct of their business.

                           (d) No Organic Change. Except as contemplated by this
Agreement or the Master Combination and Contribution Agreement, neither ASR nor its subsidiaries shall (i) amend their Articles of Incorporation or Bylaws, except for those amendments set forth in the Proxy Statement, (ii) make any change in their capital stock by reclassification, subdivision, reorganization, or otherwise, or (iii) merge or consolidate with any other corporation, trust, or entity or change the character of their business.

                           (e) No Issuance by ASR of Shares,  Options,  or Other
Securities. Except as contemplated hereby or by the Master Combination and Contribution Agreement, neither ASR nor its subsidiaries shall (i) issue any shares of capital stock (except for the issuance of shares of ASR Common Stock upon the exercise of outstanding stock options), or (ii) grant any option, warrant, or other right to purchase or to convert any obligation into shares of capital stock other than the grant of options covering a maximum of 5,901 shares under ASR's Stock Option Plan.

                           (f)  Compensation.  Except for the  payment by ASR of
the greater of one percent (1%) of the purchase price of the Properties (as defined in the Master Combination and Contribution Agreement) or $800,000 in cash, deferred compensation, or ASR Common Stock that may be issued to officers of ASR in connection with their efforts relating to the transactions contemplated by the Master Combination and Contribution Agreement, neither ASR nor its subsidiaries shall (i) increase the compensation payable to any elected officer or to other management personnel from the amount payable as of June 30, 1996 or pay any bonuses to any of such persons or their affiliates, except in accordance with normal and customary practice, (ii) introduce or change any pension or profit sharing plan, or any other employee benefit arrangement, except as a result of collective bargaining negotiations, except for insubstantial changes necessary to comply with the minimum requirements of the Internal Revenue Code of 1986 or the Employee Retirement Income Security Act of 1974, or except as disclosed in the ASR Disclosure Schedule, or (iii) increase the amounts payable under contracts with Pima Realty or Pima Mortgage.

                           (g)  Dividends.  ASR shall not declare,  make, or pay
any dividend or other distribution with respect to ASR Common Stock or otherwise, other than regular quarterly cash dividends of $.50 per share or purchase, redeem, or otherwise acquire any shares of ASR Common Stock.

                           (h)  Consents and  Approvals.  ASR shall use its best
efforts to obtain all necessary consents and approvals of other persons and governmental authorities to the performance by ASR of the transactions contemplated by this Agreement. ASR shall make all filings, applications, statements, and reports to all federal and state government agencies and entities that are required to be made prior to the Effective Date by or on behalf of ASR or its subsidiaries pursuant to any statute, rule, or regulation in connection with the transactions contemplated by this Agreement.

V.       CONDITIONS PRECEDENT TO OBLIGATIONS

                  5.1 Conditions Precedent to the Obligations of ASR and Heritage. The obligations of ASR and Heritage under this Agreement are, at the option of ASR and Heritage, subject to the satisfaction of the following conditions on or before the Effective Date:

                           (a) Accuracy of Representations  and Warranties.  The
representations and warranties of Associates and Winton herein contained shall have been true and correct in all material respects when made and, in addition, shall be true and correct in all material respects on and as of the Effective Date with the same force and effect as though made on and as of the Effective Date, except as affected by transactions contemplated hereby.

                           (b) Performance of Agreements.  Associates and Winton
shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by them on or prior to the Effective Date.

                           (c) Corporate Approvals.  All necessary action on the
part of the shareholders of Associates adopting this Agreement and approving the transactions contemplated hereby shall have been taken no later than the Commitment Date in connection with the transactions contemplated by the Master Combination and Contribution Agreement.

                           (d) Opinion of Counsel for Associates. ASR shall have
received an opinion of Butler & Binion, L.L.P., dated the Effective Date, in form and substance satisfactory to ASR and its counsel to the effect that:

                                    (i)  Associates  is  a  corporation  validly
existing, and in good standing under the laws of the state of Washington and has the requisite corporate power and authority under the laws of such state to own, lease, and operate its properties, to carry on its business as then being conducted, and to consummate the transactions contemplated hereby;

                                    (ii) all necessary corporate  proceedings of
the Board of Directors and the shareholders of Associates to approve and adopt this Agreement and to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly taken;

                                    (iii) Associates has the corporate power and
authority to execute and deliver this Agreement, and this Agreement has been duly authorized, executed, and delivered by it and constitutes its legal, valid, and binding obligation;

                                    (iv)  such  counsel  knows  of  no  actions,
suits, or proceedings pending or threatened against Associates or Winton at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that would result in a breach of the representation and warranty set forth in
Section 3.1(i) of this Agreement; and

                                    (v)  the  consummation  of the  transactions
contemplated hereby will not violate or result in a breach of or constitute a default by Associates under any provision of any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, award, ordinance, regulation or any other restriction of any kind or character known to such counsel, to which Associates or Winton is a party or by which either of them is bound.

                  With  respect to the  opinions  expressed  pursuant to clauses
(iv) and (v) above, such opinion may be based upon a certificate or certificates of an officer or officers of Associates and such counsel may rely on opinions of other counsel satisfactory to ASR and its counsel, which opinions are delivered in connection with this Agreement.

                           (e) No  Material  Adverse  Change.  There shall be no
material adverse change in the business, property, or financial condition of Associates.

                           (f)  Litigation.  No  action  or  proceeding  by  any
governmental agency shall have been instituted or threatened that would enjoin, restrain, or prohibit, or might result in substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement and would, in the reasonable judgment of ASR and Heritage, make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other party that enjoins, restrains, or prohibits this Agreement or consummation of the transactions contemplated by this Agreement.

                           (g) Listing on Stock  Exchange.  All of the shares of
ASR Common Stock to be issued hereunder shall have been authorized for listing, subject to official notice of issuance, on the American Stock Exchange.

                           (h)   Proceedings   Satisfactory   to  Counsel.   All
proceedings taken by Associates and Winton and all instruments executed and delivered by such parties on or prior to the Effective Date in connection with the transactions herein contemplated shall be satisfactory in form and substance to counsel for ASR and Heritage.

                           (i) Employment Agreement.  Winton shall have executed
an  Employment   Agreement  as  contemplated  by  the  Master   Combination  and
Contribution Agreement.

                           (j) Approval of ASR Stockholders. The stockholders of
ASR shall have approved the transactions as contemplated by the Master Combination and Contribution Agreement (which includes the Associates Merger as set forth herein).

                           (k) Execution of Master  Combination and Contribution
Agreement. The transactions contemplated by the Master Combination and Contribution Agreement shall be consummated (or closed) contemporaneously with the transactions contemplated by this Agreement.

                  5.2 Conditions Precedent to the Obligations of Associates and Winton. The obligations of Associates and Winton under this Agreement are, at the option of Associates and Winton, subject to the satisfaction of the following conditions on or before the Effective Date:

                           (a) Accuracy of Representations  and Warranties.  The
representations and warranties of ASR and Heritage herein contained shall have been true and correct in all material respects when made and, in addition, shall be true and correct in all material respects on and as of the Effective Date with the same force and effect as though made on and as of the Effective Date, except as affected by transactions contemplated hereby.

                           (b) Performance of Agreements. ASR and Heritage shall
have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by them on or prior to the Effective Date.

                           (c) Corporate Approval. The transactions contemplated
by the Master Combination and Contribution Agreement shall be consummated (or closed) contemporaneously with the transactions contemplated by this Agreement.

                           (d) Opinion of Counsel for ASR. Associates shall have
received an opinion of O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, a professional association, dated the Effective Date, satisfactory in form and substance to Associates and its counsel, to the effect that:

                                    (i) ASR and Heritage are  corporations  duly
organized, validly existing, and in good standing under the laws of the state of Maryland and the state of Arizona, respectively, and have the corporate power and authority under the law of the applicable state to own, lease, and operate their properties, to carry on their businesses as then being conducted, and to consummate the transactions contemplated hereby;

                                    (ii) all necessary corporate  proceedings of
the Boards of Directors and stockholders of ASR and Heritage to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly taken;

                                    (iii) ASR and Heritage have corporate  power
and authority to execute and deliver this Agreement, and this Agreement has been duly authorized, executed, and delivered by them, and constitutes their legal, valid, and binding obligations;

                                    (iv)  such  counsel  knows  of  no  actions,
suits, or proceedings pending or threatened against ASR or any of its subsidiaries, including Heritage, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that would result in a breach of the representation and warranty set forth in Section 3.3(i) of this Agreement;

                                    (v)  the  consummation  of the  transactions
provided for in this Agreement will not violate or result in a breach of or constitute a default under any provision of any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, award, ordinance, regulation, or any other restriction of any kind or character known to such counsel, to which ASR or Heritage is a party or by which either is bound;

                                    (vi) the  shares of ASR  Common  Stock to be
issued in accordance with this Agreement are duly authorized and will be, upon the effectiveness of the merger provided for in this Agreement, validly issued, fully paid, non-assessable, and listed for trading on the American Stock Exchange; and

                                    (vii)  the  shares  of  ASR   Common   Stock
issuable upon exercise of the stock options issued to Winton, when so issued, will be duly and validly authorized and issued, fully paid, non-assessable and listed for trading, subject to official notice of issuance on the American Stock Exchange.

                  With  respect to the  opinions  expressed  pursuant to clauses
(iv) and (v) of this subparagraph, such opinion may be based upon a certificate or certificates of an officer or officers of ASR or its subsidiaries, including Heritage, and such counsel may rely on opinions of other counsel satisfactory to Associates and its counsel, which opinions are delivered in connection with this Agreement.

                           (e) No  Material  Adverse  Change.  There shall be no
material adverse change in the business, properties, or financial condition of ASR or Heritage.

                           (f)  Litigation.  No  action  or  proceeding  by  any
governmental agency shall have been instituted or threatened that would enjoin, restrain, or prohibit, or might result in substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement and would, in the reasonable judgment of Associates and Winton make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other party that enjoins, restrains, or prohibits this Agreement or consummation of the transactions contemplated by this Agreement.

                           (g) Listing on Stock  Exchange.  All of the shares of
ASR Common Stock to be issued hereunder shall have been authorized for listing, subject to official notice of issuance, on the American Stock Exchange.

                           (h)   Proceedings   Satisfactory   to  Counsel.   All
proceedings taken by ASR and Heritage and all instruments executed and delivered by ASR and Heritage on or prior to the Effective Date in connection with the transactions herein contemplated shall be satisfactory in form and substance to counsel for Associates and Winton.

VI.      WAIVER, MODIFICATION, ABANDONMENT

                  6.1 Waivers. The failure of either Associates or Winton to comply with any of its or his obligations, agreements, or conditions as set forth herein may be waived expressly in writing by ASR and Heritage, by action of their respective Boards of Directors without the requirement for a vote of their stockholders. The failure of ASR and Heritage to comply with any of their obligations, agreements, or conditions as set forth herein may be waived expressly in writing by Associates without the vote of its shareholders. 6.2 Modification. This Agreement may be modified at any time in any respect by the mutual consent of all of the parties, notwithstanding prior approval by the shareholders. Any such modification may be approved for any party by its Board of Directors, without further shareholder approval, except that the number of shares of ASR Common Stock to be issued in exchange for the shares of Associates Common Stock may not be increased without the consent of ASR's stockholders and may not be decreased without the consent of Associates given, in each case, by the same vote as is required under applicable state law for approval of this Agreement.

                  6.3 Abandonment. The Associates Merger may be abandoned on or before the Effective Date, notwithstanding adoption of this Agreement by the shareholders of the parties hereto:

                           (a)  By  the  mutual   agreement  of  the  Boards  of
Directors of ASR, Heritage, and Associates;

                           (b) By the Boards of Directors of ASR or Heritage, if
any of the conditions provided in Section 5.1 shall not have been satisfied, complied with, or performed in any material respect, and ASR and Heritage shall not have waived such failure of satisfaction, noncompliance, or nonperformance;

                           (c) By Associates,  if any of the conditions provided
in Section 5.2 shall not have been satisfied, complied with, or performed in any material respect, and Associates shall not have waived such failure of satisfaction, noncompliance, or nonperformance; or

                           (d) By Associates or ASR if the Combination Agreement
is not closed on or before April 30, 1997;

                           (e)  By  Associates  or ASR if  Winton,  as the  sole
stockholder of Associates, has not adopted this Agreement on or prior to the Commitment Date;

                           (f) By Associates or ASR, if the  stockholders of ASR
do not vote to approve the matters set forth in Section 4.2 of the Master Combination and Contribution Agreement;

                           (g) At the option of ASR,  Heritage,  and Associates,
if there shall have been instituted and be pending or threatened any legal proceeding before any court or governmental agency seeking to restrain or prohibit or to obtain damages in respect of this Agreement or the consummation of the transactions contemplated by this Agreement, or if any order restraining or prohibiting the Associates Merger shall have been issued by any court or governmental agency and shall be in effect.

                  In the event of any  termination  pursuant to this Section 6.3
(other than pursuant to subparagraph (a) hereof) written notice setting forth the reasons thereof shall forthwith be given by the terminating party to all other parties. This Agreement shall terminate automatically if the Effective Date shall not have occurred on or before the Closing Date as specified in the Master Combination and Contribution Agreement, or such later date as shall have been agreed to by the parties hereto under Section 6.2.

                  6.4 Effect of Abandonment. If the Associates Merger is abandoned as provided for in this Section, (a) this Agreement shall forthwith become wholly void and of no effect without liability to any party to this Agreement or to the directors, officers, stockholders, representatives, and agents of any such party, and (b) ASR and Associates shall each pay their own fees and expenses incident to the negotiation, preparation, and execution of this Agreement and the obtaining of the necessary approvals thereof, including fees and expenses of its counsel, accountants, investment bankers, and other experts.

                  6.5 Closing. The consummation of the transactions contemplated hereby shall occur at the same place and at the same time as the closing of the Master Combination and Contribution Agreement. At the Closing, Heritage shall file the certificate of merger under the laws of Washington and Arizona. In addition, the following deliveries shall be made:

                  (a) Deliveries by ASR and Heritage. At the Closing, ASR and Heritage shall deliver the following to Winton, as the sole stockholder of
Associates:

                           (i) A  certificate  registered  in the name of Winton
for the shares of ASR Common Stock as contemplated by Section 1.6 hereof;

                           (ii) A copy of the  certificates  of  Merger as filed
with the Secretaries of the States of Washington and Arizona;

                           (iii) A  certificate  executed  by a duly  authorized
officer of Heritage stating that Heritage's representations and warranties contained herein are true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date and that all covenants and agreements required to be performed by Heritage under this Agreement prior to the Closing have been performed in accordance with the terms of this Agreement.

                  (b) Deliveries by Winton. At the Closing, Winton shall deliver the following to ASR and Heritage:

                           (i) A certificate for all the  outstanding  shares of
Associates,  duly endorsed for transfer to Heritage,  as contemplated by Section
1.6 hereof;

                           (ii) A  certificate  executed by Winton  stating that
Winton's representations and warranties contained herein are true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date and that all covenants and agreements required to be performed by Winton under this Agreement prior to the Closing have been performed in accordance with the terms of this Agreement.

VII.     GENERAL

                  7.1  Indemnity  Against  Finders.   Each  party  hereto  shall
indemnify and hold the other parties harmless against any claim for finders' fees based on alleged retention of a finder by it.

                  7.2 Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the state of Arizona, notwithstanding any Arizona or other conflict-of-law provisions to the contrary.

                  7.3 Notices. All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made, and received when delivered against receipt or when deposited in the United States mails, first class postage prepaid, addressed as set forth below: If to ASR or Heritage:

                           335 North Wilmot
                           Suite 250
                           Tucson, Arizona  85711
                           Attention: President


                           If to Associates or Winton:

                           3845 FM 1960 West
                           Suite 450
                           Houston, Texas  77068
                           Attention: Don W. Winton

                  Any party may alter the address to which communications or copies are to be sent by giving notice to such of change of address in conformity with the provisions of this paragraph for the giving of notice.

                  7.4 Binding Nature of Agreement; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

                  7.5  Entire  Agreement.  This  Agreement  contains  the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

                  7.6 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of the parties reflected hereon as the signatories.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WINTON & ASSOCIATES, INC.                ASR INVESTMENTS CORPORATION


By:/s/ Don W. Winton                     By:/s/ Jon A. Grove
   ------------------------------------     ------------------------------------
Its:   President                         Its:   President
    -----------------------------------      -----------------------------------


By:____________________________________  By:____________________________________
Its:___________________________________  Its:___________________________________

DON W. WINTON                            HERITAGE RESIDENTIAL GROUP, INC.


/s/ Don W. Winton                        By:/s/ Jon A. Grove
---------------------------------------     ------------------------------------
Don W. Winton                            Its:   President
                                             -----------------------------------

                                         By:____________________________________
                                         Its:___________________________________

                      AGREEMENT AND PLAN OF REORGANIZATION



                          DATED AS OF NOVEMBER 8, 1996



                                      AMONG


                          ASR INVESTMENTS CORPORATION,
                           PIMA REALTY ADVISORS, INC.,
                       PIMA MORTGAGE LIMITED PARTNERSHIP,
                        HERITAGE RESIDENTIAL GROUP, INC.,
                                  JON A. GROVE,
                              FRANK S. PARISE, JR.,
                                 JOSEPH C. CHAN,
                           JC MORTGAGE ADVISORS, INC.,
                           JG MORTGAGE ADVISORS, INC.,
                                       AND
                           FP MORTGAGE ADVISORS, INC.

                                   APPENDIX D

                                TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
I.       MERGERS................................................................................................  3
         1.1      Pima Realty Merger............................................................................  3
                  (a)      Effect of the Pima Realty Merger.....................................................  3
                  (b)      Name of Heritage.  ..................................................................  3
                  (c)      Articles of Incorporation and Bylaws.  ..............................................  3
                  (d)      Status and Conversion of Securities..................................................  4
                  (e)      ASR to Make Shares Available.  ......................................................  4
                  (f)      Information Respecting Pima Realty.  ................................................  5
                  (g)      Further Documents....................................................................  6
         1.2      Pima Mortgage Merger..........................................................................  6
                  (a)      Effect of the Pima Mortgage Merger.  ................................................  7
                  (b)      Name of Heritage.  ..................................................................  7
                  (c)      Articles of Incorporation and Bylaws.................................................  7
                  (d)      Status and Conversion of Securities..................................................  7
                  (e)      ASR to Make Shares Available.  ......................................................  8
                  (f)      Information Respecting the Pima Mortgage Partners and Pima Mortgage..................  8
                  (g)      Further Documents.  .................................................................  9
         1.3      Effective Date.  .............................................................................  9

II.      SHAREHOLDER APPROVALS; PROXY AND REGISTRATION FILINGS.................................................. 10
         2.1      Shareholder/Partner Approvals................................................................. 10
         2.2      Proxy and Registration Statements............................................................. 10
                  (a)      Preparation of Private Offering Memorandum........................................... 10
                  (b)      Preparation of Proxy Statement....................................................... 10
                  (c)      Preparation of Registration Statement................................................ 11
                  (d)      Amendments to Private Offering Memorandum, Proxy Statement, and
                           Registration Statement............................................................... 12

III.     REPRESENTATIONS AND WARRANTIES......................................................................... 13
         3.1      Representations and Warranties of Pima Realty, Pima Mortgage, the Pima
                  Mortgage Partners, and the Pima Shareholders.................................................. 13
                  (a)      Due Incorporation, Good Standing, and Qualification.................................. 13
                  (b)      Corporate Authority.................................................................. 14
                  (c)      Capital Stock........................................................................ 14
                  (d)      Options, Warrants and Rights......................................................... 15
                  (e)      Subsidiaries......................................................................... 16
                  (f)      Financial Statements................................................................. 16
                  (g)      No Material Change................................................................... 17
                  (h)      Title to Properties.................................................................. 17
                  (i)      Litigation........................................................................... 18
                  (j)      Rights and Licenses.................................................................. 19
                  (k)      No Violation......................................................................... 19
                  (l)      Taxes................................................................................ 19
                  (m)      Accounts Receivable.................................................................. 20
                  (n)      Contracts............................................................................ 20
                  (o)      Compliance with Law and Other Regulations............................................ 21
                  (p)      Insurance............................................................................ 21
                  (q)      Minute Books......................................................................... 22

                  (r)      Certain Claims by the Pima Shareholders.............................................. 22
                  (s)      All Business Assets Transferred...................................................... 22
                  (t)      Accuracy of Statements............................................................... 22
         3.2      Pima Shareholders' Securities Representations and Warranties.................................. 23
                  (a)      Acquisition of ASR Common Stock for Grove's, Parise's, and Chan's
                           Account. ............................................................................ 23
                  (b)      Knowledge and Experience in Financial and Business Matters. ......................... 23
                  (c)      Available Information.  ............................................................. 23
                  (d)      Accredited Investor Status........................................................... 24
         3.3      Representations and Warranties of ASR and Heritage............................................ 24
                  (a)      Due Incorporation, Good Standing, and Qualification.................................. 24
                  (b)      Corporate Authority.................................................................. 25
                  (c)      Capital Stock........................................................................ 25
                  (d)      Options, Warrants and Rights......................................................... 26
                  (e)      Subsidiaries......................................................................... 26
                  (f)      Financial Statements................................................................. 26
                  (g)      No Material Change................................................................... 27
                  (h)      Title to Properties.................................................................. 27
                  (i)      Litigation........................................................................... 28
                  (j)      Rights and Licenses.................................................................. 28
                  (k)      No Violation......................................................................... 28
                  (l)      Taxes................................................................................ 29
                  (m)      Accounts Receivable.................................................................. 29
                  (n)      Contracts............................................................................ 29
                  (o)      Compliance with Law and Other Regulations............................................ 30
                  (p)      Insurance............................................................................ 31
                  (q)      Minute Books......................................................................... 31
                  (r)      SEC Reports.......................................................................... 31
                  (s)      Accuracy of Statements............................................................... 31
                  (t)      Status of ASR Common Stock to be Issued.............................................. 32

IV.      COVENANTS.............................................................................................. 32
         4.1      Covenants of Pima Realty, Pima Mortgage, the Pima Mortgage Partners, and the
                  Pima Shareholders............................................................................. 32
                  (a)      Preservation of Business............................................................. 32
                  (b)      Ordinary Course...................................................................... 33
                  (c)      Books and Records.................................................................... 33
                  (d)      No Organic Change.................................................................... 33
                  (e)      No Issuance by Pima Realty, Pima Mortgage or the Pima Mortgage
                           Partners of Shares, Options, Partnership Units, or Other Securities.................. 33
                  (f)      Compensation......................................................................... 34
                  (g)      Dividends............................................................................ 34
                  (h)      Consents and Approvals............................................................... 35
         4.2      Covenants of ASR.............................................................................. 35
                  (a)      Preservation of Business............................................................. 35
                  (b)      Ordinary Course...................................................................... 36
                  (c)      Books and Records.................................................................... 36
                  (d)      No Organic Change.................................................................... 36
                  (e)      No Issuance by ASR of Shares,  Option, or Other Securities........................... 37
                  (f)      Compensation......................................................................... 37
                  (g)      Dividends............................................................................ 38
                  (h)      Consents and Approvals............................................................... 38

V.       CONDITIONS PRECEDENT TO OBLIGATIONS.................................................................... 38
         5.1      Conditions Precedent to the Obligations of ASR and Heritage................................... 38
                  (a)      Accuracy of Representations and Warranties........................................... 38
                  (b)      Performance of Agreements............................................................ 39
                  (c)      Corporate Approvals.................................................................. 39
                  (d)      Opinion of Counsel for Pima Realty................................................... 39
                  (e)      No Material Adverse Change........................................................... 41
                  (f)      Litigation........................................................................... 41
                  (g)      Listing on Stock Exchange............................................................ 41
                  (h)      Proceedings Satisfactory to Counsel.................................................. 41
                  (i)      Employment Agreements................................................................ 42
                  (j)      Receipt of Fairness Opinion; Approval of Special Committee and ASR
                           Stockholders......................................................................... 42
                  (k)      Execution of Master Combination and Contribution Agreement........................... 42
                  (l)      Approval of ASR Stockholders......................................................... 42
         5.2      Conditions Precedent to the Obligations of Pima Realty, Pima Mortgage, Each
                  of the Pima Mortgage Partners, and the Pima Shareholders. .................................... 42
                  (a)      Accuracy of Representations and Warranties........................................... 43
                  (b)      Performance of Agreements............................................................ 43
                  (c)      Corporate Approval................................................................... 43
                  (d)      Opinion of Counsel for ASR........................................................... 43
                  (e)      No Material Adverse Change........................................................... 45
                  (f)      Litigation........................................................................... 45
                  (g)      Listing on Stock Exchange............................................................ 46
                  (h)      Proceedings Satisfactory to Counsel.................................................. 46

VI.      WAIVER, MODIFICATION, ABANDONMENT...................................................................... 46
         6.1      Waivers....................................................................................... 46
         6.2      Modification.................................................................................. 46
         6.3      Abandonment................................................................................... 47
         6.4      Effect of Abandonment......................................................................... 48
         6.5      Closing....................................................................................... 49

VII.     GENERAL................................................................................................ 50
         7.1      Indemnity Against Finders..................................................................... 50
         7.2      Controlling Law............................................................................... 50
         7.3      Notices....................................................................................... 50
         7.4      Binding Nature of Agreement; No Assignment.................................................... 51
         7.5      Entire Agreement.............................................................................. 51
         7.6      Execution in Counterparts..................................................................... 52

                      AGREEMENT AND PLAN OF REORGANIZATION


                  THIS AGREEMENT AND PLAN OF REORGANIZATION is dated as of November 8, 1996, among Pima Realty Advisors, Inc., an Arizona corporation ("Pima Realty"); Pima Mortgage Limited Partnership, an Arizona limited partnership ("Pima Mortgage"); ASR Investments Corporation, a Maryland corporation ("ASR"); Heritage Residential Group, Inc., an Arizona corporation, which is a wholly owned subsidiary of ASR ("Heritage"); Jon A. Grove ("Grove"), Frank S. Parise, Jr. ("Parise"), and Joseph C. Chan ("Chan") (collectively referred to as the "Pima Shareholders"); and JG Mortgage Advisors, Inc., an Arizona corporation ("JG Mortgage"), JC Mortgage Advisors, Inc., an Arizona corporation ("JC Mortgage"), and FP Mortgage Advisors, Inc. ("FP Mortgage"), an Arizona corporation (collectively referred to as the "Pima Mortgage Partners").

                  The Pima Shareholders own all of the outstanding shares of Common Stock of Pima Realty, constituting all of the outstanding capital stock of Pima Realty. Grove is the sole shareholder of JG Mortgage; Parise is the sole shareholder of FP Mortgage; and Chan is the sole shareholder of JC Mortgage. The Pima Mortgage Partners own all of the outstanding general partnership interests and limited partnership interests in Pima Mortgage.

                  ASR, Pima Realty, Pima Mortgage, and Winton & Associates, Inc., a Washington corporation ("Associates"), have engaged in extensive discussions regarding the combination of their respective businesses in the following manner: (i) a merger of Pima Realty with and into Heritage (the "Pima Realty Merger"), pursuant to this Agreement; (ii) immediately following the consummation of the Pima Realty Merger, Pima Mortgage shall effectively be merged with and into Heritage through the mergers of each of the Pima Mortgage Partners with and into Heritage (collectively referred to as the "Pima Mortgage Merger"), pursuant to this Agreement; and (iii) immediately following the consummation of the Pima Mortgage Merger, Associates shall be merged with and into Heritage (the "Associates Merger"), pursuant to that certain Agreement and Plan of Reorganization of even date by and among Associates, Don W. Winton ("Winton"), Heritage, and ASR (the "Associates Merger Agreement"). The Pima Realty Merger, the Pima Mortgage Merger, and the Associates Merger are collectively referred to herein as the "Property Management Mergers."

                  For federal income tax purposes, it is intended that the Pima Realty Merger and the Pima Mortgage Merger shall qualify as reorganizations within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Specifically, it is intended that the Pima Realty Merger and the Pima Mortgage Merger qualify as forward triangular reorganizations under Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code.

                  Because Pima Realty and Pima Mortgage are both wholly owned by affiliates of ASR, a Special Committee of the independent directors of the ASR Board of Directors (the "Special Committee") has been established to determine the fairness of the Pima Realty Merger and Pima Mortgage Merger to ASR. The Special Committee has obtained independent legal representation and has retained Oppenheimer & Co., Inc. to render a fairness opinion. As a condition precedent to the consummation of the Pima Realty Merger and the Pima Mortgage Merger, the Special Committee and the stockholders of ASR must approve the Pima Realty Merger and the Pima Mortgage Merger.

                  NOW, THEREFORE, the parties hereto hereby approve and adopt this Agreement as a Plan of Reorganization and do mutually covenant and agree as follows:

I.       MERGERS

                  1.1 Pima Realty  Merger.  On the Effective Date (as defined in
Section 1.3 hereof), Pima Realty shall be merged with and into Heritage, which shall be the surviving corporation, pursuant to the Agreement and Plan of Merger attached as Exhibit "1" hereto (the "Pima Realty Plan of Merger"). On or before the Closing Date (as defined in Section 8.1 of that certain Master Combination and Contribution Agreement among the Winton Parties, the REIT Parties, and the Management Parties to which this Merger Agreement is attached as Exhibit "2" hereto and referred to herein as the "Master Combination and Contribution Agreement"), ASR shall cause the Pima Realty Plan of Merger to be filed with the Arizona Corporation Commission.

                           (a) Effect of the Pima Realty  Merger.  Upon the Pima
Realty Merger becoming effective, the separate existence of Pima Realty shall cease, and Heritage shall succeed to and possess all the properties, rights, privileges, powers, franchises, and immunities, of a public as well as of a private nature, and be subject to all the debts, liabilities, obligations, restrictions, disabilities, and duties of Pima Realty, all without further act or deed, as provided by law.

                           (b) Name of Heritage. On the Effective Date, the name
of Heritage shall remain "Heritage Residential Group, Inc."

                           (c)  Articles  of  Incorporation   and  Bylaws.   The
Articles of Incorporation and the Bylaws of Heritage as in effect on the Effective Date shall be, from and after the Effective Date, the Articles of Incorporation and Bylaws of Heritage until they are amended.

                           (d) Status and Conversion of Securities.

                                    (i) Conversion of Pima Realty Stock into ASR
Stock. Upon the Pima Realty Merger becoming effective, all of the outstanding shares of Pima Realty Common Stock, par value $.01 per share ("Pima Realty Common Stock"), issued and outstanding on the Effective Date, by reason of the Pima Realty Merger and without any action on the part of the holders thereof, shall be converted into an aggregate of $26,560 in shares of ASR Common Stock, par value $.01 per share ("ASR Common Stock"). Any shares of Pima Realty Common Stock held in the treasury of Pima Realty shall be cancelled and all rights with respect thereto shall cease to exist and no cash or securities or other property shall be issued in respect thereof. As used herein, the term "Exchange Ratio" shall mean the average of the closing price of ASR Common Stock on the American Stock Exchange for the 10 trading days immediately preceding the announcement of the transactions contemplated by the Master Combination and Contribution Agreement.

                                    (ii)   Common   Stock   of   Heritage.   All
authorized shares of Heritage Common Stock, par value $.01 per share ("Heritage Common Stock"), whether issued or unissued, outstanding or reacquired, shall continue unchanged as shares of Common Stock of Heritage.

                           (e) ASR to Make Shares Available.  At the Closing (as
defined in the Combination Agreement), ASR shall deliver to each of Grove, Parise, and Chan a certificate, registered in the name of each of Grove, Parise, and Chan, respectively, for $532,000 in duly authorized, validly issued, and non-assessable shares of ASR Common Stock and Grove, Chan, and Parise shall deliver to ASR certificates representing all of the issued and outstanding shares of Pima Realty duly endorsed for transfer to ASR. Such certificates shall bear a legend to the effect that the shares of ASR Common Stock have not been registered under the Securities Act or state securities laws, and that transfers may be made only in accordance with such laws.

                           (f) Information  Respecting Pima Realty.  Pima Realty
shall furnish to ASR for inclusion in (a) the proxy statement to be filed by ASR in connection with soliciting the approval by its stockholders of the transactions contemplated by the Master Combination and Contribution Agreement, including, the Property Management Mergers (the "Proxy Statement"), (b) the private offering memorandum (the "Private Offering Memorandum") to be prepared by ASR for shares of ASR Common Stock to be offered in the Property Management Mergers and the exchange offer (the "Exchange Offer") for limited partnership interests in various limited partnerships in which Winton is the general partner (the "Transferors"), and the offer of limited partnership interests ("LP Units") in Heritage Communities LP, a Delaware limited partnership, for the assets of the Transferors (the "Asset Transfer"), as contemplated by the Master Combination and Contribution Agreement, and (c) the registration statement (the "Registration Statement") to be filed by ASR for the resale of the ASR stock to be issued in the Property Management Mergers and the Exchange Offer or upon the conversion of the LP Units, as contemplated by the Master Combination and Contribution Agreement, such information about Pima Realty as ASR may reasonably request to enable ASR to prepare the Private Offering Memorandum and to prepare and file the Proxy Statement and the Registration Statement or amendments thereto with the Securities and Exchange Commission (the "SEC") and to cause the Registration Statement to be declared effective and the Proxy Statement to be cleared by the SEC. Pima Realty and the Pima Shareholders jointly and severally represent and warrant that the information so supplied, as it may be revised from time to time by Pima Realty, will not contain any statement which, as of the time of the Proxy Statement or Registration Statement is filed with the SEC, the Private Offering Memorandum is distributed, or the Registration Statement is declared effective and the Proxy Statement is cleared by the SEC, and which in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading.

                           (g)  Further  Documents.  From  time to time,  on and
after the Effective Date, Heritage, ASR, and their respective successors or assigns, and their officers and directors shall have the right, for and on behalf and in the name of Pima Realty or otherwise, to execute and deliver all such deeds, bills of sale, assignments, and other instruments and to take or cause to be taken such further or other actions as Heritage, ASR, or their respective successors or assigns may deem necessary or desirable in order to confirm of record or otherwise to Heritage title to and possession of all of the properties, rights, privileges, powers, franchises, and immunities of Pima Realty and otherwise to carry out fully the provisions and purposes of this Agreement.

                  1.2 Pima Mortgage Merger. On the Effective Date (as defined in
Section 1.3 hereof), each of the Pima Mortgage Partners shall be merged with and into Heritage, which shall be the surviving corporation, pursuant to the Agreement and Plan of Merger attached as Exhibit "3" hereto (the "Pima Mortgage Plan of Merger"). On or before the Closing Date (as defined in Section 8.1 of the Master Combination and Contribution Agreement), ASR shall cause the Pima Mortgage Plan of Merger to be filed with the Arizona Corporation Commission.

                           (a) Effect of the Pima Mortgage Merger. Upon the Pima
Mortgage Merger becoming effective, the separate existences of each of the Pima Mortgage Partners shall cease, and Heritage shall succeed to and possess all the properties, rights, privileges, powers, franchises, and immunities, of a public as well as of a private nature, and be subject to all the debts, liabilities, obligations, restrictions, disabilities, and duties of each of the Pima Mortgage Partners, all without further act or deed.

                           (b) Name of Heritage. On the Effective Date, the name
of Heritage shall remain "Heritage Residential Group, Inc."

                           (c)  Articles  of  Incorporation   and  Bylaws.   The
Articles of Incorporation and the Bylaws of Heritage as in effect on the Effective Date shall be, from and after the Effective Date, the Articles of Incorporation and Bylaws of Heritage until they are amended.

                           (d) Status and Conversion of Securities.

                                    (i) Conversion of Stock of the Pima Mortgage
Partners into ASR Stock. Upon the Pima Mortgage Merger becoming effective, all of the outstanding shares of Common Stock of each of the Pima Mortgage Partners (collectively referred to as the "Pima Mortgage Partners Common Stock") issued and outstanding on the Effective Date, by reason of the Pima Mortgage Merger and without any action on the part of the holders thereof, shall be converted into an aggregate of 235,440 shares of ASR Common Stock. Any shares of each of the Pima Mortgage Partners Common Stock owned by ASR or held in the respective treasuries of each of the Pima Mortgage Partners shall be cancelled and all rights in respect thereof shall cease to exist and no cash or securities or other property shall be issued in respect thereof.

                                    (ii)   Common   Stock   of   Heritage.   All
authorized shares of Heritage Common Stock, whether issued or unissued, outstanding or reacquired, shall continue unchanged as shares of Common Stock of Heritage.

                           (e) ASR to Make Shares Available.  At the Closing (as
defined in the Master Combination and Contribution Agreement), ASR shall deliver to each of Grove, Parise, and Chan, registered in the name of each of Grove, Parise, and Chan, respectively, for $4,718,000 in duly authorized, validly issued, and non-assessable shares of ASR Common Stock and Grove, Parise, and Chan shall deliver to ASR certificates representing all of the issued and outstanding shares of each of the Pima Mortgage Partners duly endorsed for transfer to ASR. Such certificates shall bear a legend to the effect that the shares of ASR Common Stock have not been registered under the Securities Act or state securities laws, and that transfers may be made only in accordance with such laws.

                           (f) Information Respecting the Pima Mortgage Partners
and Pima Mortgage. Each of the Pima Mortgage Partners and Pima Mortgage shall furnish to ASR for inclusion in the Proxy Statement, the Private Offering Memorandum, and the Registration Statement or amendments thereto such information about the Pima Mortgage Partners and Pima Mortgage as ASR may reasonably request to enable ASR to prepare the Private Offering Memorandum and to prepare and file the Proxy Statement and the Registration Statement or amendments thereto with the SEC and to cause the Registration Statement to be declared effective and the Proxy Statement to be cleared by the SEC. The Pima Shareholders, the Pima Mortgage Partners, and Pima Mortgage jointly and severally represent and warrant that the information so supplied, as it may be revised from time to time by the Pima Shareholders, the Pima Mortgage Partners, and Pima Mortgage, will not contain any statement which, as of the time the Proxy Statement or Registration Statement is filed with the SEC, the Private Offering Memorandum is distributed, or the Registration Statement is declared effective and the Proxy Statement is cleared by the SEC, and which in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading.

                           (g)  Further  Documents.  From  time to time,  on and
after the Effective Date, Heritage, ASR, and their respective successors or assigns, and their officers and directors shall have the right, for and on behalf and in the name of each Pima Mortgage Partner or Pima Mortgage or otherwise, to execute and deliver all such deeds, bills of sale, assignments, and other instruments and to take or cause to be taken such further or other actions as Heritage, ASR, or their respective successors or assigns may deem necessary or desirable in order to confirm of record or otherwise to Heritage title to and possession of all of the properties, rights, privileges, powers, franchises, and immunities of each of the Pima Mortgage Partners and Pima Mortgage and otherwise to carry out fully the provisions and purposes of this Agreement.

                  1.3 Effective Date. The Pima Realty Merger and the Pima Mortgage Merger shall become effective when the Pima Realty Plan of Merger and the Pima Mortgage Plan of Merger have been filed with and approved as required by the Arizona Corporation Commission, which the parties contemplated to be the Closing Date (as defined in the Master Combination and Contribution Agreement).

II.      SHAREHOLDER APPROVALS; PROXY AND REGISTRATION FILINGS

                  2.1 Shareholder/Partner Approvals. Meetings of the shareholders of each of the Pima Mortgage Partners, ASR, and Pima Realty shall be held in accordance with the laws of their respective states of incorporation, on or before the Closing Date as specified in the Master Combination and Contribution Agreement in the case of ASR and on the Commitment Date (as defined in the Master Combination and Contribution Agreement) in connection with the transactions contemplated by the Master Combination and Contribution Agreement in the case of each of the Pima Mortgage Partners and Pima Realty, in each case, among other things, to consider and act upon the adoption of this Agreement (except, in all cases in lieu of meetings, the adoption of this Agreement may be consented to in writing by the shareholders of each of the Pima Mortgage Partners, Heritage, and Pima Realty on or before those dates). ASR, as the sole stockholder of Heritage, votes for, adopts, and consents to the Merger Agreement and each of the Mergers.

                  2.2 Proxy and Registration Statements.

                           (a) Preparation of Private Offering  Memorandum.  ASR
shall prepare the Private Offering Memorandum to be used in connection with the Property Management Mergers, the Exchange Offer, and the Asset Transfer as contemplated by the Master Combination and Contribution Agreement.

                           (b) Preparation of Proxy Statement. ASR shall prepare
and file with the SEC the Proxy Statement and related proxy material to be used in connection with the meeting of the stockholders of ASR referred to in Section
2.1 as contemplated by the Master Combination and Contribution Agreement.

                           (c) Preparation of Registration Statement.  ASR shall
prepare the Registration Statement, including a form of prospectus, and one or more amendments thereto, on Form S-3 or other appropriate form covering the resale of shares of ASR Common Stock into which the outstanding shares of the Pima Realty Common Stock and each of the Pima Mortgage Partners Common Stock are to be converted as set forth in Sections 1.1(d) and 1.2(d) of this Agreement and shall use its best efforts to cause the Registration Statement to become effective, or as soon as practicable after the Effective Date and to remain effective during the period and subject to the limitations set forth in the Registration Agreement applicable to the Exchange Offer. ASR shall deliver to Pima Realty and each of the Pima Mortgage Partners copies of the Registration Statement and each amendment thereto filed or proposed to be filed (and of each related preliminary prospectus). ASR shall advise Pima Realty and each of the Pima Mortgage Partners and shall confirm in writing (i) when the Registration Statement or any post-effective amendment thereto shall have become effective and when any amendment of or supplement to the Prospectus is filed with the Commission, (ii) when the SEC shall make a request or suggestion for any amendment or supplement to the Registration Statement or the Prospectus or for additional information and the nature and substance thereof, and (iii) of the issuance by the SEC of a stop order suspending the effectiveness of the Registration Statement, and shall use its best efforts to prevent the issuance of a stop order and, if such order shall be issued, to obtain the withdrawal thereof at the earliest possible time. ASR represents and warrants to Pima Realty and each of the Pima Mortgage Partners that the Registration Statement and the Prospectus and any other amendments and supplements thereto, will, when they become effective or are first used, conform in all material respects to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that ASR makes no representation or warranty as to statements or omissions therein relating to Pima Realty, Pima Mortgage, or any of the Pima Mortgage Partners. Notwithstanding the foregoing, ASR may utilize for purposes of this Section a Registration Statement including other shares or securities of ASR as long as the shares of ASR Common Stock to be registered as provided in this Section may be included in such Registration Statement without any restrictions or cutbacks.

                           (d) Amendments to Private Offering Memorandum,  Proxy
Statement, and Registration Statement. If it shall be necessary at any time to amend or supplement the Private Offering Memorandum, the Proxy Statement, or the Registration Statement to correct any statement or omission with respect to any party to the Pima Realty Merger or Pima Mortgage Merger in order to comply with any applicable legal requirements, the party to which the change applies shall supply the necessary information to the others. To the extent necessary to comply with applicable legal requirements, ASR shall amend or supplement the Private Offering Memorandum, the Proxy Statement, and the Registration Statement.

III.     REPRESENTATIONS AND WARRANTIES

                  3.1 Representations and Warranties of Pima Realty, Pima Mortgage, the Pima Mortgage Partners, and the Pima Shareholders. Except as otherwise set forth in the Disclosure Schedule heretofore delivered to ASR by Pima Realty (the "Pima Realty Disclosure Schedule"); the Disclosure Schedule heretofore delivered to ASR by JG Mortgage (the "JG Mortgage Disclosure Schedule"); the Disclosure Schedule heretofore delivered to ASR by JC Mortgage (the "JC Mortgage Disclosure Schedule"); or the Disclosure Schedule heretofore delivered to ASR by FP Mortgage (the "FP Mortgage Disclosure Schedule"); (i) each of the Pima Shareholders, the Pima Mortgage Partners, and Pima Mortgage jointly and severally represents and warrants to ASR and Heritage with respect to Pima Mortgage; (ii) each Pima Shareholder represents and warrants to ASR and Heritage with respect only to that Pima Mortgage Partner of which such Pima Shareholder owns shares, and (iii) each of the Pima Shareholders and Pima Realty jointly and severally represents and warrants to ASR and Heritage with respect to Pima Realty as follows:

                           (a)   Due   Incorporation,    Good   Standing,    and
Qualification. Each of Pima Realty and the Pima Mortgage Partners is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation with the requisite corporate power and authority to own, operate, and lease its property and to carry on its business as now being conducted. Neither Pima Realty nor any of the Pima Mortgage Partners is subject to any material disability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction. Each of Pima Realty and the Pima Mortgage Partners has heretofore delivered to Heritage a list setting forth, as of the date of this Agreement, each jurisdiction in which each of Pima Realty and the Pima Mortgage Partners is qualified to do business. Pima Mortgage is a limited partnership duly organized, validly existing, and in good standing under the laws of the state of Arizona with all requisite power and authority to own, operate, and lease its property and to carry on its business as now being conducted.

                           (b) Corporate Authority.  Each of Pima Realty and the
Pima Mortgage Partners has the corporate power and authority to enter into this Agreement and (subject to the requisite approval of the Pima Shareholders with respect to Pima Realty and each Pima Shareholder with respect to the Pima Mortgage Partner of which such Pima Shareholder is the sole shareholder) to carry out the transactions contemplated hereby. The Boards of Directors of Pima Realty and each of the Pima Mortgage Partners have duly authorized the execution, delivery, and performance of this Agreement.

                           (c) Capital Stock.

                                    (i) Pima Realty. As of the date hereof, Pima
Realty has an authorized capital stock consisting of 1,000,000 shares of Serial Preferred Stock, $0.01 par value, of which none has been issued and outstanding, and 1,000,000 shares of Pima Realty Common Stock of which 3,000 shares are issued and outstanding. As of such date, no shares of Pima Realty Common Stock are held in treasury. All of the issued and outstanding shares of capital stock of Pima Realty have been validly authorized and issued and are fully paid and nonassessable.

                                    (ii) JG Mortgage.  As of the date hereof, JG
Mortgage has an authorized capital stock consisting of 100,000 shares of Common Stock, $.01 par value, of which 1,000 shares are issued and outstanding. As of such date, no shares of JG Mortgage Common Stock are reserved for issuance upon the exercise of outstanding JG Mortgage Stock Options. All of the issued and outstanding shares of capital stock of JG Mortgage have been validly authorized and issued and are fully paid and nonassessable.

                                    (iii) JC Mortgage. As of the date hereof, JC
Mortgage has an authorized capital stock consisting of 1,000 shares of Common Stock, $.01 par value, of which 1,000 shares are issued and outstanding. As of such date, no shares of JC Mortgage Common Stock are reserved for issuance upon the exercise of outstanding JC Mortgage Stock Options. All of the issued and outstanding shares of capital stock of JC Mortgage have been validly authorized and issued and are fully paid and nonassessable.

                                    (iv) FP Mortgage.  As of the date hereof, FP
Mortgage has an authorized capital stock consisting of 100,000 shares of Common Stock, $.01 par value, of which 1,000 shares are issued and outstanding. As of such date, no shares of FP Mortgage Common Stock are reserved for issuance upon the exercise of outstanding FP Mortgage Stock Options. All of the issued and outstanding shares of capital stock of FP Mortgage have been validly authorized and issued and are fully paid and nonassessable.

                           (d) Options, Warrants and Rights. Neither Pima Realty
nor any of the Pima Mortgage Partners has outstanding any options, warrants, or other rights to purchase, or convert any obligation into, any shares of its capital stock, other than those referred to in Section 3.1(c).

                           (e)  Subsidiaries.  Pima  Realty  does  not  have any
subsidiaries. None of the Pima Mortgage Partners has subsidiaries other than each Pima Mortgage Partner's general partner interest and limited partner interest in Pima Mortgage.

                           (f) Financial Statements.

                                    (i) Pima Realty.  The Balance  Sheet of Pima
Realty as of September 30, 1996, and the Statement of Income of Pima Realty for the nine months ended September 30, 1996, have been prepared in accordance with generally accepted accounting principles that were applied on a consistent basis, are correct and complete, and fairly and accurately present the financial position and results of operations of Pima Realty as of their respective date and for the period indicated. Pima Realty does not have any material liabilities or obligations of a type that would be included in a balance sheet prepared in accordance with generally accepted accounting principles, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated, or otherwise except as and to the extent disclosed or reflected in the Balance Sheet of Pima Realty as of September 30, 1996, or incurred since September 30, 1996 in the ordinary course of business.

                                    (ii) Pima  Mortgage.  The  Balance  Sheet of
Pima Mortgage as of September 30, 1996, and the Statement of Income of Pima Mortgage for the nine months ended September 30, 1996 have been prepared in accordance with generally accepted accounting principles that were applied on a consistent basis, are correct and complete and fairly and accurately present the financial position and results of operations of Pima Mortgage as of their respective date and for the period indicated. Pima Mortgage does not have any material liabilities or obligations of a type that would be included in a balance sheet prepared in accordance with generally accepted accounting principles, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated, or otherwise except as and to the extent disclosed or reflected in the Balance Sheet of Pima Mortgage as of September 30, 1996, or incurred since September 30, 1996 in the ordinary course of business.

                           (g) No Material  Change.  Except for  distribution of
assets to owners, there has not been and there is not threatened (i) any material change in the financial condition, business, properties, assets, or results of operations of Pima Realty, Pima Mortgage, or any of the Pima Mortgage Partners, (ii) any loss or damage (whether or not covered by insurance) to any of the assets or properties of Pima Realty, Pima Mortgage, or any of the Pima Mortgage Partners that materially affects or impairs their ability to conduct their respective businesses, (iii) any event or condition of any character that has materially and adversely affected the business or prospects (financial or otherwise) of Pima Realty, Pima Mortgage, or any of the Pima Mortgage Partners, or (iv) any mortgage or pledge of any material amount of the assets or properties of Pima Realty, Pima Mortgage, or any of the Pima Mortgage Partners or any indebtedness incurred by Pima Realty, Pima Mortgage, or any of the Pima Mortgage Partners other than indebtedness, not material in the aggregate, incurred in the ordinary course of business.

                           (h) Title to  Properties.  Each of Pima Realty,  Pima
Mortgage, and the Pima Mortgage Partners has good and marketable title to all of its real and personal properties, including all properties reflected in its most recent Balance Sheet or acquired subsequent to its most recent Balance Sheet (except properties disposed of subsequent to that date in the ordinary course of business or properties relating to discontinued operations). Such assets and properties are not subject to any mortgage, pledge, lien, claim, encumbrance, charge, security interest, or title retention or other security arrangement, except for liens for the payment of federal, state, and other taxes, the payment of which is neither delinquent nor subject to penalties, and except for other liens and encumbrances incidental to the conduct of the business of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners or the ownership of their respective assets or properties, which were not incurred in connection with the borrowing of money or the obtaining of advances and which do not in the aggregate materially detract from the value of the assets or properties of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners or materially impair the use thereof in the operation of their respective businesses. All leases pursuant to which any of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners lease any substantial amount of real or personal property are valid and effective in accordance with their respective terms.

                           (i)   Litigation.   There  are  no  actions,   suits,
proceedings, or other litigation pending or, to the knowledge of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners, threatened against or affecting any of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality which, if determined adversely to any of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners, would individually or in the aggregate have a material adverse effect on the business, assets, properties, operations, or prospects or on the condition, financial or otherwise, of any of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners, except for those actions, suits, proceedings, or other pending litigation that are covered in full by insurance held by Pima Realty, Pima Mortgage, or the Pima Mortgage Partners.

                           (j) Rights and  Licenses.  None of Pima Realty,  Pima
Mortgage, or the Pima Mortgage Partners is subject to any material disability or liability by reason of its failure to possess any trademark, trademark right, trade name, trade name right, or license.

                           (k) No Violation.  The execution and delivery of this
Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by any of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to (i) any provision or restriction of any charter, bylaw, loan, indenture, or mortgage of any of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners, or (ii) any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of any of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners are subject or by which any of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners are bound.

                           (l) Taxes.  Each of Pima Realty,  Pima Mortgage,  and
the Pima Mortgage Partners has filed all federal, state, foreign, local, and any other applicable tax returns and reports required to be filed and has paid in full all taxes and assessments shown due thereon (together with all interest, penalties, assessments, and deficiencies assessed in connection therewith due through the date hereof). Such tax returns and reports are correct in all material respects. Federal tax returns of Pima Realty, Pima Mortgage, and each of the Pima Mortgage Partners have not been audited by the Internal Revenue Service.

                           (m) Accounts  Receivable.  The accounts receivable of
each of Pima Realty, Pima Mortgage, and the Pima Mortgage Partners have been acquired in the ordinary course of business, are valid and enforceable, and are fully collectible, subject to no known defenses, set-offs, or counterclaims, except to the extent of the reserve reflected in the books of Pima Realty, Pima Mortgage, or any of the Pima Mortgage Partners or in such other amount that is not material in the aggregate.

                           (n) Contracts. Except as set forth in the Pima Realty
Disclosure Schedule, the JG Mortgage Disclosure Schedule, the JC Mortgage Disclosure Schedule, and the FP Disclosure Schedule, none of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners is a party to (i) any plan or contract providing for bonuses, pensions, options, stock purchases, deferred compensation, retirement payments, or profit sharing, (ii) any collective bargaining or other contract or agreement with any labor union, (iii) any lease, installment purchase agreement, or other contract with respect to any real or personal property used or proposed to be used in its operations, except, in each case, items included within aggregate amounts disclosed in the September 30, 1996 Balance Sheet of Pima Realty or Pima Mortgage, (iv) any employment agreement or other similar arrangement not terminable by it upon 90 days or less notice without penalty to it, (v) any contract or agreement for the purchase of any commodity, material, fixed asset, or equipment in excess of $100,000, (vi) any contract or agreement creating an obligation of $100,000 or more, (vii) any contract or agreement that by its terms does not terminate or is not terminable by it without penalty to it within one year after the date hereof, (viii) any loan agreement, indenture, promissory note, conditional sales agreement, or other similar type of arrangement, (ix) any material license agreement, or (x) any contract which may result in a material loss or obligation to it. Each contract, agreement, and other arrangement to which any of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners is a party is valid and enforceable in accordance with its terms; each of Pima Realty, Pima Mortgage, and the Pima Mortgage Partners and, to the best knowledge of each of Pima Realty, Pima Mortgage, and the Pima Mortgage Partners, all other parties to each of the foregoing have performed all obligations required to be performed to date; none of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners, or, to the best knowledge of each of Pima Realty, Pima Mortgage, and the Pima Mortgage Partners, any such other party is in default or in arrears under the terms of any of the foregoing; and no condition exists or event has occurred which, with the giving of notice or lapse of time or both, would constitute a default under any of them.

                           (o) Compliance with Law and Other  Regulations.  None
of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners is subject to or has been threatened with any material fine, penalty, liability, or disability as the result of its failure to comply with any requirement of any federal, state, local, or foreign law or regulation (including those relating to the employment of labor or to environmental matters) or any requirement of any governmental body or agency having jurisdiction over it, the conduct of its business, the use of its assets and properties, or any premises occupied by it.

                           (p)  Insurance.  Each of Pima Realty,  Pima Mortgage,
and the Pima Mortgage Partners maintains in full force and effect insurance coverage on its assets, properties, premises, operations, and personnel in such amounts and against such risks and losses as are adequate for the business engaged in by it.

                           (q) Minute Books. The minute books of Pima Realty and
each of the Pima Mortgage Partners accurately record all actions taken by their respective shareholders and directors.

                           (r) Certain Claims by the Pima Shareholders.  Each of
the Pima Shareholders agree that he will not make any claim for indemnification against ASR or Heritage (whether such claim for indemnification arises out of the status of each of the Pima Shareholders as an officer, director, employee, or agent of Pima Realty, any of the Pima Mortgage Partners, or Pima Mortgage or otherwise) with respect to any cost, judgment, or other damage incurred by any of the Pima Shareholders as a result of a proceeding brought by ASR or Heritage (collectively "Damages") to the extent such Damages are finally adjudicated by a court of competent jurisdiction to have resulted from a breach of this Agreement by any of the Pima Shareholders.

                           (s) All Business  Assets  Transferred.  The assets of
Pima Realty, Pima Mortgage, and each of the Pima Mortgage Partners constitute all of the assets necessary to conduct the business as it has been conducted by Pima Realty, Pima Mortgage, and each of the Pima Mortgage Partners prior to the date of this Agreement.

                           (t) Accuracy of  Statements.  Neither this  Agreement
nor any statement, list, certificate, or other information furnished or to be furnished by any of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners to ASR or Heritage in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of circumstances in which they are made, not misleading.

                  3.2 Pima Shareholders' Securities Representations and Warranties. Grove, as the sole shareholder of JG Mortgage, Parise, as the sole shareholder of FP Mortgage, and Chan, as the sole shareholder of JC Mortgage, represent and warrant to ASR and Heritage as follows:

                           (a)  Acquisition  of ASR  Common  Stock for  Grove's,
Parise's, and Chan's Account. Grove, Parise, and Chan will acquire ASR Common Stock for their own accounts and not with an intent to distribute the ASR Common Stock in violation of the Securities Act.

                           (b)  Knowledge   and   Experience  in  Financial  and
Business Matters. Each of Grove, Parise, and Chan has sufficient knowledge and experience in financial and business matters that each of Grove, Parise, and Chan is capable of evaluating the merits and risks of the acquisition of ASR Common Stock, and each of Grove, Parise, and Chan has the ability to bear the economic risk of acquiring ASR Common Stock.

                           (c) Available  Information.  Grove,  Parise, and Chan
have been supplied with, or had access to, information to which a reasonable investor would attach significance in making investment decisions, including, but not limited to, the Private Offering Memorandum, all publicly available filings by ASR under the Securities Exchange Act of 1934, and ASR's annual and quarterly reports to stockholders, any information with respect to ASR's financial condition, business, and prospects, and any other information Grove, Parise, or Chan have requested to enable Grove, Parise, or Chan to make the decision to acquire ASR Common Stock.

                           (d)  Accredited   Investor  Status.  Each  of  Grove,
Parise, and Chan is an "accredited investor," as such term is defined in Regulation D promulgated under the Securities Act.

                  3.3 Representations and Warranties of ASR and Hertage. Except as otherwise set forth in the ASR Disclosure Schedule heretofore delivered by ASR to Pima Realty, Pima Mortgage, and each of the Pima Mortgage Partners, except as disclosed in any document heretofore filed by ASR with the SEC, and except for intercompany transactions or matters among ASR and/or its subsidiaries, ASR and Heritage jointly and severally represent and warrant to Pima Realty, Pima Mortgage, and each of the Pima Mortgage Partners as follows:

                           (a)   Due   Incorporation,    Good   Standing,    and
Qualification. ASR and each of its subsidiaries are corporations duly organized, validly existing, and in good standing under the laws of the jurisdictions of their incorporation with all requisite corporate power and authority to own, operate, and lease their properties and to carry on their businesses as now being conducted. Neither ASR nor any of its subsidiaries is subject to any material disability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction. ASR has heretofore delivered to Pima Realty, Pima Mortgage, and each of the Pima Mortgage Partners a list setting forth, as of the date of this Agreement, each jurisdiction in which ASR and its subsidiaries is qualified to do business. Heritage is a wholly owned subsidiary of ASR and, apart from matters arising under this Agreement, has no significant assets, liabilities, or business, except for its right under this Agreement to obtain from ASR the shares of ASR Common Stock to be delivered on its behalf to the Pima Shareholders under this Agreement. (As used in this Agreement with reference to ASR, the term "subsidiaries" shall include Heritage and all other direct or indirect subsidiaries of ASR other than Pima Realty, Pima Mortgage, or the Pima Mortgage Partners. No warranty relating to ASR or the consolidated financial position of ASR and its subsidiaries taken as a whole shall be deemed to be breached as a result of any circumstances that would constitute a breach of warranty by Pima Realty, Pima Mortgage, or any of the Pima Mortgage Partners.)

                           (b)  Corporate  Authority.  ASR and Heritage have the
corporate power and authority (subject to requisite approval of the ASR Stockholders) to carry out the transactions contemplated hereby. The Special Committee and the Board of Directors of Heritage have duly authorized the execution, delivery, and performance of this Agreement.

                           (c) Capital Stock. As of the date hereof,  ASR has an
authorized capital stock consisting of 40,000,000 shares, all of which currently are classified as Common Stock but may be reclassified as to unissued shares as new classes or series of stock. As of the date hereof, 3,147,150 shares of Common Stock are issued and outstanding (exclusive of 160,742 treasury shares). As of such date, 353,078 shares of ASR Common Stock are reserved for issuance upon the exercise of outstanding ASR stock options. All of the issued and outstanding shares of capital stock of ASR and each of its subsidiaries have been validly authorized and issued and are fully paid and nonassessable.

                           (d) Options, Warrants and Rights. Neither ASR nor any
of its subsidiaries has outstanding any options, warrants, or other rights to purchase, or convert any obligation into, any shares of its capital stock, other than those referred to in Section 3.3(c).

                           (e)  Subsidiaries.  ASR has delivered to Pima Realty,
Pima Mortgage, and each of the Pima Mortgage Partners a list setting forth as of the date of this Agreement (i) the name, jurisdiction of incorporation, and list of shareholders of each subsidiary of ASR, and (ii) the name and description of every other person, corporation, partnership, joint venture, or other business association in which ASR directly or indirectly owns a material interest. The outstanding shares of capital stock of the subsidiaries of ASR owned by ASR or any of its subsidiaries are owned free and clear of all claims, liens, charges, and encumbrances.

                           (f) Financial  Statements.  The Consolidated  Balance
Sheets of ASR and subsidiaries as of December 31, 1994 and December 31, 1995 and the Consolidated Statements of Operations, Stockholders' Equity, and Cash Flows of ASR and subsidiaries for the three years ended December 31, 1995, and all related schedules and notes to the foregoing, have been certified by Deloitte & Touche LLP, independent public accountants. All of the foregoing financial statements have been prepared in accordance with generally accepted accounting principles, which were applied on a consistent basis, are correct and complete, and fairly and accurately present the financial position, results of operations, and changes of financial position of ASR and its consolidated subsidiaries as of their respective dates and for the periods indicated. Neither ASR nor any of its subsidiaries have any material liabilities or obligations of a type that would be included in a balance sheet prepared in accordance with generally accepted accounting principles, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated or otherwise, except as and to the extent disclosed or reflected in the Consolidated Balance Sheet of ASR and its consolidated subsidiaries as of June 30, 1996 or incurred since June 30, 1996 in the ordinary course of business.

                           (g) No Material  Change.  Since June 30, 1996,  there
has not been and there is not threatened (i) any material change in the financial condition, business, properties, assets, or results of operations of ASR and its subsidiaries taken as a whole, (ii) any loss or damage (whether or not covered by insurance) to any of the assets or properties of ASR or its subsidiaries that materially affects or impairs their ability to conduct their respective businesses, (iii) any event or condition of any character that has materially and adversely affected the business or prospects (financial or otherwise) of ASR and its subsidiaries taken as a whole, or (iv) any mortgage or pledge of any material amount of the assets or properties of ASR or any of its subsidiaries, or any indebtedness incurred by ASR or any of its subsidiaries, other than indebtedness, not material in the aggregate, incurred in the ordinary course of business.

                           (h)  Title to  Properties.  ASR and its  subsidiaries
have good and marketable title to all of their respective real and personal properties, including all properties reflected in ASR's Consolidated Balance Sheet as of June 30, 1996, or acquired subsequent to June 30, 1996 (except property disposed of subsequent to that date in the ordinary course of business or property related to discontinued operations). Such assets and properties are not subject to any mortgage, pledge, lien, claim, encumbrance, charge, security interest or title retention, or other security arrangement, except for liens for the payment of federal, state, and other taxes, the payment of which is neither delinquent nor subject to penalties, and except for other liens and encumbrances incidental to the conduct of the business of ASR and its subsidiaries or the ownership of their assets or properties, which were not incurred in connection with the borrowing of money or the obtaining of advances and which do not in the aggregate materially detract from the value of the assets or properties of ASR and its subsidiaries taken as a whole or materially impair the use thereof in the operation of their respective businesses, except in each case as disclosed in ASR's Consolidated Balance Sheet as of June 30, 1996. All leases pursuant to which ASR or any of its subsidiaries leases any substantial amount of real or personal property are valid and effective in accordance with their respective terms.

                           (i)   Litigation.   There  are  no  actions,   suits,
proceedings, or other litigation pending or, to the knowledge of ASR, threatened against or affecting ASR or any of its subsidiaries, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality which, if determined adversely to ASR or its subsidiaries, would individually or in the aggregate have a materially adverse effect on the business, assets, properties, operations, or prospects or on the condition, financial or otherwise, of ASR and its subsidiaries, taken as a whole.

                           (j) Rights and  Licenses.  Neither ASR nor any of its
subsidiaries is subject to any material disability or liability by reason of its failure to possess any trademark, trademark right, trade name, trade name right, or license.

                           (k) No Violation.  The execution and delivery of this
Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by ASR or any of its subsidiaries of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to (i) any provision or restriction of any charter, bylaw, loan, indenture, or mortgage of ASR or any of its subsidiaries, or (ii) any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of ASR or any of its subsidiaries is subject or by which ASR or any of its subsidiaries is bound.

                           (l) Taxes.  ASR and its  subsidiaries  have filed all
federal, state, foreign, local, and any other applicable tax returns and reports required to be filed and have paid in full or adequately reserved for all taxes shown due thereon (together with all interest, penalties, assessments, and deficiencies assessed in connection therewith due through the date hereof). Such tax returns and reports are correct in all material respects. Federal tax returns of ASR and its subsidiaries have been audited by the Internal Revenue Service through the year ended December, 31, 1991, and the results of such audits are duly reflected in the financial statements described in Section 3.3(f) above.

                           (m) Accounts  Receivable.  The accounts receivable of
ASR and its subsidiaries have been acquired in the ordinary course of business, are valid and enforceable, and are fully collectible, subject to no known defenses, setoffs, or counterclaims, except to the extent of the reserve reflected in the books of ASR and its subsidiaries or in such other amount that is not material in the aggregate.

                           (n)   Contracts.   Neither   ASR   nor   any  of  its
subsidiaries is a party to (i) any plan or contract providing for bonuses, pensions, options, stock purchases, deferred compensation, retirement payments, or profit sharing (other than profit sharing or bonus arrangements with officers and key personnel of subsidiaries), (ii) any collective bargaining or other contract or agreement with any labor union, (iii) any lease, installment purchase agreement, or other contract with respect to any real or personal property used or proposed to be used in its operations except, in each case, items included within aggregate amounts disclosed in ASR's June 30, 1996 Consolidated Balance Sheet, (iv) any employment agreement or other similar arrangement not terminable by it upon 90 days or less notice without penalty to it, (v) any contract or agreement for the purchase of any commodity, material, fixed asset, or equipment in excess of $500,000, (vi) any contract or agreement creating an obligation of $500,000 or more, (vii) any contract or agreement that by its terms does not terminate or is not terminable by it without penalty to it within one year after the date hereof, (viii) any loan agreement, indenture, promissory note, conditional sales agreement, or other similar type of arrangement, (ix) any material license agreement, or (x) any contract that may result in a material loss or obligation to it. All contracts, agreements, and other arrangements to which ASR or any of its subsidiaries is a party are valid and enforceable in accordance with their terms; ASR, its subsidiaries, and all other parties to each of the foregoing have performed all obligations required to be performed to date; neither ASR, nor any of its subsidiaries, nor any such other party is in default or in arrears under the terms of any of the foregoing; and no condition exists or event has occurred which, with the giving of notice or lapse of time or both, would constitute a default under any of them.

                           (o)  Compliance  with  Law  and  Other   Regulations.
Neither ASR nor any of its subsidiaries is subject to or has been threatened with any material fine, penalty, or disability as the result of its failure to comply with any requirements of any federal, state, local, or foreign law or regulation (including those relating to the employment of labor and to environmental matters) or any requirement of any governmental body or agency having jurisdiction over it, the conduct of its business, the use of its assets and properties, or any premises occupied by it.

                           (p)  Insurance.  ASR  and  each  of its  subsidiaries
maintains in full force and effect insurance coverage on their assets, properties, premises, operations, and personnel in such amounts and against such risks and losses as are adequate and customary for the respective businesses engaged in by ASR and its subsidiaries.

                           (q) Minute Books. The minute books of ASR and each of
its subsidiaries accurately record all actions taken by their respective stockholders and directors.

                           (r) SEC  Reports.  ASR's  report on Form 10-K for the
year ended December 31, 1995 filed with the SEC and all subsequent reports and proxy statements filed by ASR thereafter pursuant to Section 13(a) or 14(a) of the Securities Exchange Act of 1934 do not contain a misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of the time the document was filed. Since the filing of such report on Form 10-K, no other report, proxy statement, or other document has been required to be filed by ASR pursuant to
Section 13(a) or 14(a) of the Securities Exchange Act of 1934 that has not been filed.

                           (s) Accuracy of  Statements.  Neither this  Agreement
nor any statement, list, certificate, or other information furnished or to be furnished by ASR or Heritage to Pima Realty, Pima Mortgage, or any of the Pima Mortgage Partners in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

                           (t)  Status of ASR  Common  Stock to be  Issued.  The
shares of ASR Common Stock into which the shares of Pima Realty and the Pima Mortgage Partners Common Stock will be converted pursuant to this Agreement will be when issued validly authorized and issued, fully paid, and nonassessable, and listed for trading on the American Stock Exchange.

IV.      COVENANTS

                  4.1 Covenants of Pima Realty, Pima Mortgage, the Pima Mortgage Partners, and the Pima Shareholders. Each of Pima Realty, Pima Mortgage, the Pima Mortgage Partners, and the Pima Shareholders agrees that, unless ASR otherwise agrees in writing and except as set forth in the Pima Realty
Disclosure Schedule, the JG Mortgage Disclosure Schedule, the JC Mortgage Disclosure Schedule, the FP Mortgage Disclosure Schedule, or the Pima Mortgage Disclosure Schedule, prior to the Effective Date:

                           (a)  Preservation  of Business.  Each of Pima Realty,
Pima Mortgage, and the Pima Mortgage Partners shall use its best efforts to (i) preserve intact its present business organization, (ii) preserve its present goodwill and advantageous relationships with investors and all other persons having business dealings with it, and (iii) preserve and maintain in force all its licenses, registrations, franchises, patents, trademarks, copyrights, bonds, and other similar rights. None of Pima Realty, Pima Mortgage, and the Pima Mortgage Partners shall enter into any employment agreements with any of its officers or management personnel, which may not be cancelled by it without penalty upon notice not exceeding 90 days. Each of Pima Realty, Pima Mortgage, and the Pima Mortgage Partners shall maintain in force all property, casualty, fiduciary, directors and officers, and other forms of insurance that it is presently carrying.

                           (b)  Ordinary  Course.  Each  of  Pima  Realty,  Pima
Mortgage, and the Pima Mortgage Partners shall operate its business only in the usual, regular, and ordinary course and manner. Without limiting the foregoing, none of Pima Realty, Pima Mortgage, and the Pima Mortgage Partners shall (i) encumber or mortgage any property or assets, (ii) incur any obligation (contingent or otherwise) or purchase or acquire, or transfer or convey, any material assets or properties, or enter into any transaction or make or enter into any contract or commitment, except in the ordinary course of business, or
(iii) acquire any stock or other equity interest in any corporation, trust, or other entity.

                           (c)  Books and  Records.  Each of Pima  Realty,  Pima
Mortgage, and the Pima Mortgage Partners shall maintain its books, accounts, and records in the usual, regular, and ordinary manner and on a basis consistent with prior years, and shall comply with all laws applicable to it or to the conduct of its business.

                           (d) No Organic Change. Except as contemplated in this
Agreement or the Master Combination and Contribution Agreement, neither Pima Realty nor Pima Mortgage, nor any of the Pima Mortgage Partners shall (i) amend its Articles of Incorporation or Bylaws, (ii) make any change in its capital stock by reclassification, subdivision, reorganization, or otherwise, or (iii) merge or consolidate with any other corporation, trust, or entity or change the character of its business.

                           (e) No Issuance by Pima Realty,  Pima Mortgage or the
Pima Mortgage Partners of Shares, Options, Partnership Units, or Other Securities. Neither Pima Realty nor any of the Pima Mortgage Partners shall (i) issue any shares of capital stock, or (ii) grant any option, warrant, or other right to purchase or to convert any obligation into shares of its capital stock. Pima Mortgage shall not issue any general partnership interests or limited partnership interests.

                           (f) Compensation. None of Pima Realty, Pima Mortgage,
or the Pima Mortgage Partners shall (i) increase the compensation payable to any officer or to other management personnel from the amount payable as of June 30, 1996, except in accordance with normal and customary practice, or (ii) introduce or change any pension or profit sharing plan, or any other employee benefit arrangement, except as a result of collective bargaining negotiations, except for insubstantial changes necessary to comply with the minimum requirements of the Internal Revenue Code of 1986 or the Employee Retirement Income Security Act of 1974, or except as disclosed in the Pima Realty Disclosure Schedule, the JG
Advisors Disclosure Schedule, the JC Advisors Disclosure Schedule, the FP Advisors Disclosure Schedule, or the Pima Mortgage Disclosure Schedule.

                           (g)  Dividends.  Neither  Pima  Realty nor any of the
Pima Mortgage Partners shall declare, make, or pay any dividend or other distribution with respect to its Common Stock or otherwise or purchase, redeem, or otherwise acquire any shares of its Common Stock, except that (i) distributions may be made to Grove of (A) all cash held by JG Mortgage in excess of the difference between the total current assets of JG Mortgage and the total current liabilities of JG Mortgage on the Effective Date and (B) all securities held by the JG Mortgage on the Effective Date, (ii) distributions may be made to Parise of (A) all cash held by FP Mortgage in excess of the difference between the total current assets of FP Mortgage and the total current liabilities of FP Mortgage on the Effective Date and (B) all of the securities held by FP Mortgage on the Effective Date, (iii) distributions may be made to Chan of (A) all cash held by JC Mortgage in excess of the difference between the total current assets of FP Mortgage and the total current liabilities of JC Mortgage on the Effective Date and (B) all of the securities held by JC Mortgage on the Effective Date, and (iv) distributions may be made to the Pima Shareholders of (A) all cash held by Pima Realty in excess of the difference between the total current assets of Pima Realty and total current liabilities of Pima Realty on the Effective Date and (B) all of the securities held by Pima Realty on the Effective Date.

                           (h) Consents and Approvals. Each of Pima Realty, Pima
Mortgage, and the Pima Mortgage Partners shall use its best efforts to obtain all necessary consents and approvals of other persons and governmental authorities to the performance by it of the transactions contemplated by this Agreement. Each of Pima Realty, Pima Mortgage, and the Pima Mortgage Partners shall make all filings, applications, statements, and reports to all federal and state government agencies or entities, which are required to be made prior to the Effective Date by it or on its behalf pursuant to any statute, rule, or regulation in connection with the transactions contemplated by this Agreement.

                  4.2 Covenants of ASR. ASR agrees that, unless Pima Realty, Pima Mortgage and each of the Pima Mortgage Partners otherwise agree in writing and except as set forth in the ASR Disclosure Schedule, prior to the Effective
Date:

                           (a) Preservation of Business.  ASR shall use its best
efforts to (i) preserve intact the present business organization of ASR and its subsidiaries, (ii) preserve the present goodwill and advantageous relationships of ASR and its subsidiaries with investors and all other persons having business dealings with ASR and its subsidiaries, and (iii) preserve and maintain in force all licenses, registrations, franchises, patents, trademarks, copyrights, bonds, and other similar rights of ASR and its subsidiaries. ASR and its subsidiaries shall not enter into any employment agreements with any of their officers or management personnel, which may not be cancelled by them without penalty upon notice not exceeding 90 days. ASR and its subsidiaries shall maintain in force all property, casualty, fidelity, directors and officers, and other forms of insurance which they are presently carrying.

                           (b) Ordinary Course.  ASR and its subsidiaries  shall
operate their business only in the usual, regular, and ordinary course and manner. Without limiting the foregoing, neither ASR nor any subsidiary of ASR shall (i) encumber or mortgage any property or assets, (ii) incur any obligation (contingent or otherwise) or purchase or acquire, or transfer or convey, any material assets or properties or enter into any transaction or make or enter into any contract or commitment, except in the ordinary course of business, or
(iii) acquire any stock or other equity interest in any corporation, trust, or other entity. Notwithstanding anything herein to the contrary, ASR shall not be precluded from disposing of any business, including the related assets, previously identified as being discontinued.

                           (c) Books and Records. ASR and its subsidiaries shall
maintain their books, accounts, and records in the usual, regular, and ordinary manner and on a basis consistent with prior years, and shall comply with all laws applicable to them or to the conduct of their business.

                           (d) No Organic Change. Except as contemplated by this
Agreement or the Master Combination and Contribution agreement, neither ASR nor its subsidiaries shall (i) amend their Articles of Incorporation or Bylaws, except for those amendments set forth in the Proxy Statement, (ii) make any change in their capital stock by reclassification, subdivision, reorganization, or otherwise, or (iii) merge or consolidate with any other corporation, trust, or entity, or change the character of their business.

                           (e) No  Issuance by ASR of Shares,  Option,  or Other
Securities. Except as contemplated hereby or by the Master Combination and Contribution Agreement, neither ASR nor its subsidiaries shall (i) issue any shares of capital stock (except for the issuance of shares of ASR Common Stock upon the exercise of outstanding stock options), or (ii) grant any option, warrant, or other right to purchase or to convert any obligation into shares of capital stock other than the grant of options covering a maximum of 5,901 shares under ASR's Stock Option Plan.

                           (f)  Compensation.  Except for the  payment by ASR of
the greater of one percent (1%) of the purchase price of the Properties (as defined in the Master Combination and Contribution Agreement) or $800,000 in cash, deferred compensation, or ASR Common Stock that may be issued to officers of ASR in connection with their efforts relating to the transactions contemplated by the Master Combination and Contribution Agreement, neither ASR nor its subsidiaries shall (i) increase the compensation payable to any elected officer or to other management personnel from the amount payable as of June 30, 1996 or pay any bonuses to any of such persons or their affiliates, except in accordance with normal and customary practice, (ii) introduce or change any pension or profit sharing plan, or any other employee benefit arrangement, except as a result of collective bargaining negotiations, except for insubstantial changes necessary to comply with the minimum requirements of the Internal Revenue Code of 1986 or the Employee Retirement Income Security Act of 1974, or except as disclosed in the ASR Disclosure Schedule, or (iii) increase the amounts payable under contracts with Pima Realty or Pima Mortgage.

                           (g)  Dividends.  ASR shall not declare,  make, or pay
any dividend or other distribution with respect to ASR Common Stock or otherwise, other than regular quarterly cash dividends of $.50 per share, or purchase, redeem, or otherwise acquire any shares of ASR Common Stock.

                           (h)  Consents and  Approvals.  ASR shall use its best
efforts to obtain all necessary consents and approvals of other persons and governmental authorities to the performance by ASR of the transactions contemplated by this Agreement. ASR shall make all filings, applications, statements, and reports to all federal and state government agencies and entities that are required to be made prior to the Effective Date by or on behalf of ASR or its subsidiaries pursuant to any statute, rule, or regulation in connection with the transactions contemplated by this Agreement.

V.       CONDITIONS PRECEDENT TO OBLIGATIONS

                  5.1 Conditions Precedent to the Obligations of ASR and Heritage. The obligations of ASR and Heritage under this Agreement are, at the option of ASR and Heritage, subject to the satisfaction of the following conditions on or before the Effective Date:

                           (a) Accuracy of Representations  and Warranties.  The
representations and warranties of Pima Realty, Pima Mortgage, each of the Pima Mortgage Partners, and each of the Pima Shareholders herein contained shall have been true and correct in all material respects when made and, in addition, shall be true and correct in all material respects on and as of the Effective Date with the same force and effect as though made on and as of the Effective Date, except as affected by transactions contemplated hereby.

                           (b)  Performance  of  Agreements.  Pima Realty,  Pima
Mortgage, each of the Pima Mortgage Partners, and each of the Pima Shareholders shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by them on or prior to the Effective Date.

                           (c) Corporate Approvals.  All necessary action on the
part of the shareholders of Pima Realty and each of the Pima Mortgage Partners and the general partners of Pima Mortgage adopting this Agreement and approving the transactions contemplated hereby shall have been taken no later than the Commitment Date in connection with the transactions contemplated by the Master Combination and Contribution Agreement.

                           (d)  Opinion of Counsel  for Pima Realty and the Pima
Mortgage Partners. ASR shall have received an opinion of O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, a professional association, dated the Effective Date, in form and substance satisfactory to ASR, the Special Committee, and their counsel, to the effect that:

                                    (i)  each  of  Pima   Realty  and  the  Pima
Mortgage Partners is a corporation validly existing and in good standing under the laws of the state of Arizona and has the requisite corporate power and authority under the laws of such state to own, lease, and operate its properties, to carry on its business as then being conducted, and to consummate the transactions contemplated hereby;

                                    (ii) all necessary corporate  proceedings of
the Board of Directors and the shareholders of each of Pima Realty and the Pima Mortgage Partners to approve and adopt this Agreement and to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly taken;

                                    (iii)  each of  Pima  Realty  and  the  Pima
Mortgage Partners has the corporate power and authority to execute and deliver this Agreement, and this Agreement has been duly authorized, executed, and delivered by it and constitutes its legal, valid, and binding obligation;

                                    (iv)  such  counsel  knows  of  no  actions,
suits, or proceedings pending or threatened against Pima Realty, Pima Mortgage, the Pima Mortgage Partners, or the Pima Shareholders at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that would result in a breach of the representation and warranty set forth in Section 3.1(i) of this Agreement; and

                                    (v)  the  consummation  of the  transactions
contemplated hereby will not violate or result in a breach of or constitute a default by any of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners under any provision of any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, award, ordinance, regulation or any other restriction of any kind or character known to such counsel, to which any of Pima Realty, Pima Mortgage, the Pima Mortgage Partners, or the Pima Shareholders is a party or by which any of them is bound.

                  With  respect to the  opinions  expressed  pursuant to clauses
(iv) and (v) above, such opinion may be based upon a certificate or certificates of an officer or officers of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners, and such counsel may rely on opinions of other counsel satisfactory to ASR and its counsel, which opinions are delivered in connection with this Agreement.

                           (e) No  Material  Adverse  Change.  There shall be no
material adverse change in the business, property, or financial condition of any of Pima Realty, Pima Mortgage, or the Pima Mortgage Partners.

                           (f)  Litigation.  No  action  or  proceeding  by  any
governmental agency shall have been instituted or threatened that would enjoin, restrain, or prohibit, or might result in substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement and would, in the reasonable judgment of ASR and Heritage, make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other party that enjoins, restrains, or prohibits this Agreement or consummation of the transactions contemplated by this Agreement.

                           (g) Listing on Stock  Exchange.  All of the shares of
ASR Common Stock to be issued hereunder shall have been authorized for listing, subject to official notice of issuance, on the American Stock Exchange.

                           (h)   Proceedings   Satisfactory   to  Counsel.   All
proceedings taken by Pima Realty, Pima Mortgage, each of the Pima Mortgage Partners, and the Pima Shareholders and all instruments executed and delivered by such parties on or prior to the Effective Date in connection with the transactions herein contemplated shall be satisfactory in form and substance to counsel for the Special Committee.

                           (i) Employment Agreements. Each of Grove, Parise, and
Chan shall have each executed an Employment Agreement in substantially the form of Exhibit 4 hereto.

                           (j) Receipt of Fairness Opinion;  Approval of Special
Committee and ASR Stockholders. The Special Committee shall have received a favorable fairness opinion from Oppenheimer & Co., Inc. respecting the Pima Realty Merger and the Pima Mortgage Merger. The Special Committee shall have approved the Pima Realty Merger and the Pima Mortgage Merger as set forth herein and the stockholders of ASR shall have approved the transactions contemplated by the Master Combination and Contribution Agreement (which includes the Pima Realty Merger and the Pima Mortgage Merger as set forth herein) in accordance with applicable state law and ASR's Articles of Incorporation and Bylaws.

                           (k) Approval of ASR Stockholders. The stockholders of
ASR shall have approved the (i) issuance of up to 1,980,000 shares of ASR Common Stock in connection with the transactions contemplated by the Master Combination and Contribution Agreement or (ii) the issuance of 262,000 shares of ASR Common Stock in connection with the Pima Realty Merger and the Pima Mortgage Merger and the amendment of ASR's Bylaws to exclude the Pima Realty Merger and Pima Mortgage Merger from the ASR Bylaw provision requiring an appraisal of property being purchased from an affiliated or related party.

                  5.2 Conditions Precedent to the Obligations of Pima Realty, Pima Mortgage, Each of the Pima Mortgage Partners, and the Pima Shareholders. The obligations of Pima Realty, Pima Mortgage, each of the Pima Mortgage Partners, and the Pima Shareholders under this Agreement are, at the option of Pima Realty, Pima Mortgage, each of the Pima Mortgage Partners, and the Pima Shareholders, subject to the satisfaction of the following conditions on or before the Effective Date:

                           (a) Accuracy of Representations  and Warranties.  The
representations and warranties of ASR and Heritage herein contained shall have been true and correct in all material respects when made and, in addition, shall be true and correct in all material respects on and as of the Effective Date with the same force and effect as though made on and as of the Effective Date, except as affected by transactions contemplated hereby.

                           (b) Performance of Agreements. ASR and Heritage shall
have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by them on or prior to the Effective Date.

                           (c) Corporate  Approval.  All  necessary  corporation
action on the part of the stockholders of ASR and Heritage to approve the Master Combination and Contribution Agreement (which includes the Pima Realty Merger and the Pima Mortgage Merger as set forth herein) shall have been taken by the Effective Date.

                           (d) Opinion of Counsel  for ASR.  Each of Pima Realty
and the Pima Mortgage Partners shall have received an opinion of O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, a professional association, dated the Effective Date, satisfactory in form and substance to each of them, to the effect that:

                                    (i) ASR and Heritage are  corporations  duly
organized, validly existing, and in good standing under the laws of the state of Maryland and the state of Arizona, respectively, and have the corporate power and authority under the law of the applicable state to own, lease, and operate their properties, to carry on their businesses as then being conducted, and to consummate the transactions contemplated hereby;

                                    (ii) all necessary corporate  proceedings of
the Boards of Directors and stockholders of ASR and Heritage to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly taken;

                                    (iii) ASR and Heritage have corporate  power
and authority to execute and deliver this Agreement, and this Agreement has been duly authorized, executed, and delivered by them, and constitutes their legal, valid, and binding obligations;

                                    (iv)  such  counsel  knows  of  no  actions,
suits, or proceedings pending or threatened against ASR or any of its subsidiaries, including Heritage, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that would result in a breach of the representation and warranty set forth in Section 3.3(i) of this Agreement;

                                    (v)  the  consummation  of the  transactions
provided for in this Agreement will not violate or result in a breach of or constitute a default under any provision of any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, award, ordinance, regulation, or any other restriction of any kind or character known to such counsel, to which ASR or Heritage is a party or by which either is bound;

                                    (vi) the  shares of ASR  Common  Stock to be
issued in accordance with this Agreement are duly authorized and will be, upon the effectiveness of the mergers provided for in this Agreement, validly issued, fully paid, non-assessable, and listed for trading on the American Stock Exchange; and

                                    (vii)  the  shares  of  ASR   Common   Stock
issuable upon exercise of the stock options issued to the Pima Shareholders, when so issued, will be duly and validly authorized and issued, fully paid, non-assessable and listed for trading, subject to official notice of issuance on the American Stock Exchange.

                  With  respect to the  opinions  expressed  pursuant to clauses
(iv) and (v) of this subparagraph, such opinion may be based upon a certificate or certificates of an officer or officers of ASR or its subsidiaries, including Heritage, and such counsel may rely on opinions of other counsel satisfactory to Pima Realty and Pima Mortgage, which opinions are delivered in connection with this Agreement.

                           (e) No  Material  Adverse  Change.  There shall be no
material adverse change in the business, properties, or financial condition of ASR or Heritage.

                           (f)  Litigation.  No  action  or  proceeding  by  any
governmental agency shall have been instituted or threatened that would enjoin, restrain, or prohibit, or might result in substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement and would, in the reasonable judgment of Pima Realty, the Pima Mortgage Partners, or the Pima Shareholders make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other party that enjoins, restrains, or prohibits this Agreement or consummation of the transactions contemplated by this Agreement.

                           (g) Listing on Stock  Exchange.  All of the shares of
ASR Common Stock to be issued hereunder shall have been authorized for listing, subject to official notice of issuance, on the American Stock Exchange.

                           (h)   Proceedings   Satisfactory   to  Counsel.   All
proceedings taken by ASR and Heritage and all instruments executed and delivered by ASR and Heritage on or prior to the Effective Date in connection with the transactions herein contemplated shall be satisfactory in form and substance to counsel for Pima Realty and the Pima Mortgage Partners.

VI.      WAIVER, MODIFICATION, ABANDONMENT

                  6.1 Waivers. The failure of any of Pima Realty, Pima Mortgage, the Pima Mortgage Partners, or the Pima Shareholders to comply with any of its or their obligations, agreements, or conditions as set forth herein may be waived expressly in writing by ASR and Heritage, by action of their respective Boards of Directors without the requirement for a vote of their stockholders. The failure of ASR and Heritage to comply with any of their obligations, agreements, or conditions as set forth herein may be waived expressly in writing by either Pima Realty or the Pima Mortgage Partners without the vote of their shareholders.

                  6.2 Modification. This Agreement may be modified at any time in any respect by the mutual consent of all of the parties, notwithstanding prior approval by the shareholders. Any such modification may be approved for any party by its Board of Directors, without further shareholder approval, except that the number of shares of ASR Common Stock to be issued in exchange for the shares of Pima Realty and the Pima Mortgage Partners Common Stock may not be increased without the consent of ASR's stockholders and may not be decreased without the consent of the Pima Shareholders given, in each case, by the same vote as is required under applicable state law for approval of this Agreement.

                  6.3 Abandonment. The Pima Realty Merger and the Pima Mortgage Merger may be abandoned on or before the Effective Date, notwithstanding adoption of this Agreement by the shareholders of the parties hereto:

                           (a)  By  the  mutual   agreement  of  the  Boards  of
Directors of ASR, Heritage, Pima Realty, and the Pima Mortgage Partners;

                           (b) By the Boards of Directors of ASR or Heritage, if
any of the conditions provided in Section 5.1 shall not have been satisfied, complied with, or performed in any material respect, and ASR and Heritage shall not have waived such failure of satisfaction, noncompliance, or nonperformance;

                           (c)  By  the  Pima   Shareholders,   if  any  of  the
conditions provided in Section 5.2 shall not have been satisfied, complied with, or performed in any material respect, and the Pima Shareholders shall not have waived such failure of satisfaction, noncompliance, or nonperformance;

                           (d) By Pima Realty,  the Pima Mortgage  Partners,  or
ASR if any of (i) the Pima Shareholders, as the sole shareholders of Pima Realty, (ii) Grove, as the sole shareholder of JG Mortgage, (iii) Chan, as the sole shareholder of JC Mortgage, or (iv) Parise, as the sole shareholder of FP Mortgage, has not adopted this Agreement on or prior to the Commitment Date;

                           (e) By Pima Realty,  the Pima Mortgage  Partners,  or
ASR if the stockholders of ASR do not vote to approve the (i) issuance of up to 1,980,000 shares of ASR Common Stock in connection with the transactions contemplated by the Master Combination and Contribution Agreement or (ii) the issuance of 262,000 shares of ASR Common Stock in connection with the Pima Realty Merger and the Pima Mortgage Merger and the amendment of ASR's Bylaws to exclude the Pima Realty Merger and the Pima Mortgage Merger from the ASR Bylaw provision requiring an appraisal of property being purchased from an affiliated or related party; or

                           (f) At the  option  of ASR,  Heritage,  and the  Pima
Shareholders, if there shall have been instituted and be pending or threatened any legal proceeding before any court or governmental agency seeking to restrain or prohibit or to obtain damages in respect of this Agreement or the consummation of any of the transactions contemplated by this Agreement, or if any order restraining or prohibiting any of the transactions shall have been issued by any court or governmental agency and shall be in effect.

                  In the event of any  termination  pursuant to this Section 6.3
(other than pursuant to subparagraph (a) hereof) written notice setting forth the reasons thereof shall forthwith be given by the terminating party to all other parties. This Agreement shall terminate automatically if the Effective Date shall not have occurred on or before the Closing Date as specified in the Master Combination and Contribution Agreement, or such later date as shall have been agreed to by the parties hereto under Section 6.2.

                  6.4 Effect of Abandonment. If the Pima Realty Merger or the Pima Mortgage Merger is abandoned as provided for in this Section, (a) this Agreement shall forthwith become wholly void and of no effect without liability to any party to this Agreement or to the directors, officers, stockholders, representatives, and agents of any such party, and (b) ASR, Pima Realty, and the Pima Mortgage Partners shall each pay their own fees and expenses incident to the negotiation, preparation, and execution of this Agreement and the obtaining of the necessary approvals thereof, including fees and expenses of its counsel, accountants, investment bankers, and other experts.

                  6.5 Closing. The consummation of the transactions contemplated hereby shall occur at the same place and at the same time as the closing of the Master Combination and Contribution Agreement; provided, however, if the issuance of shares of ASR Common Stock in connection with the transactions contemplated by the Master Combination and Contribution Agreement other than the Pima Realty Merger and the Pima Mortgage Merger does not receive the approval of the ASR stockholders, the consummation of the transactions contemplated hereby shall occur as soon as practicable following the date upon which the issuance of shares of ASR Common Stock in connection with the Pima Realty Merger and the Pima Mortgage Merger and the amendment of ASR's Bylaws to exclude the Pima Realty Merger and the Pima Mortgage Merger from the ASR Bylaw provision requiring an appraisal of propoerty being purchased from an affiliated or related party is approved by the ASR stockholders. At the Closing, Heritage shall file the certificates of mergers under the laws of Arizona. In addition, the following deliveries shall be made:

                           (a)  Deliveries by ASR and Heritage.  At the Closing,
ASR and Heritage shall deliver the following to each of Grove, Chan, and Parise, collectively as the Pima Shareholders and individually as the sole stockholders of each of JG Mortgage, JC Mortgage, and FP Mortgage, respectively:

                                    (i)  Certificates  registered in the name of
each of Grove, Chan, and Parise for the shares of ASR Common Stock as contemplated by Section 1.1(e) and 1.2(e) hereof;

                                    (ii) A copy of each of the  certificates  of
Merger as filed with the Secretary of State of Arizona;

                                    (iii)  A  certificate  executed  by  a  duly
authorized officer of Heritage stating that Heritage's representation and warranties contained herein are true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date and that all covenants and agreements required to be performed by Heritage under this Agreement prior to the Closing have been performed in accordance with the terms of this Agreement.

                           (b)  Deliveries  by  the  Pima  Shareholders.  At the
Closing, the Pima Shareholders shall deliver the following to ASR and Heritage:

                                    (i)  Certificates for all of the outstanding
shares of Pima Realty and each of the Pima Mortgage Partners, duly endorsed for transfer to Heritage, as contemplated in Sections 1.1(e) and 1.2(e) hereof;

                                    (ii) Certificates executed by each of Grove,
Chan, and Parise stating that each of Grove's, Chan's, and Parise's representations and warranties contained herein are true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date and that all covenants and agreements required to be performed by each of Grove, Chan, and Parise under this Agreement prior to the Closing have been performed in accordance with the terms of this Agreement.

VII.     GENERAL

                  7.1  Indemnity  Against  Finders.   Each  party  hereto  shall
indemnify and hold the other parties harmless against any claim for finders' fees based on alleged retention of a finder by it.

                  7.2 Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the state of Arizona, notwithstanding any Arizona or other conflict-of-law provisions to the contrary.

                  7.3 Notices. All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made, and received when delivered against receipt or when deposited in the United States mails, first class postage prepaid, addressed as set forth below: If to ASR or Heritage:

                           335 North Wilmot
                           Suite 250
                           Tucson, Arizona 85711
                           Attention: President


                           If to the Pima Mortgage Partners or Pima Realty:

                           6300 East El Dorado Plaza
                           Suite 200
                           Tucson, Arizona 85715
                           Attention: Frank S. Parise, Jr.

                           If to Grove, Parise, or Chan:

                           6300 East El Dorado Plaza
                           Suite 200
                           Tucson, Arizona 85715

                  Any party may alter the address to which communications or copies are to be sent by giving notice to such of change of address in conformity with the provisions of this paragraph for the giving of notice.

                  7.4 Binding Nature of Agreement; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

                  7.5  Entire  Agreement.  This  Agreement  contains  the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

                  7.6 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall be binding when one or more counterparts hereof, individually or together, shall bear the signatures of the parties affected hereon as the signatories.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

JC MORTGAGE ADVISORS, INC.                 ASR INVESTMENTS CORPORATION


By:/s/ Joseph C. Chan                      By:/s/ Jon A. Grove
   ----------------------------------         ----------------------------------
Its:   President                           Its:   President
    ---------------------------------          ---------------------------------


By:                                        By:
   ----------------------------------         ----------------------------------
Its:                                       Its:
    ---------------------------------          ---------------------------------

JG MORTGAGE ADVISORS, INC.                 HERITAGE RESIDENTIAL GROUP, INC.

By:/s/ Jon A. Grove                        By:/s/ Jon A. Grove
   ----------------------------------         ----------------------------------
Its:   President                           Its:   President
    ---------------------------------          ---------------------------------


By:                                        By:
   ----------------------------------         ----------------------------------
Its:                                       Its:
    ---------------------------------          ---------------------------------

FP MORTGAGE ADVISORS, INC.                 PIMA REALTY ADVISORS, INC.

By:/s/ Frank S. Parise, Jr.                By:/s/ Jon A. Grove
   ----------------------------------         ----------------------------------
Its:   President                           Its:   Authorized Representitive
    ---------------------------------          ---------------------------------


By:                                        By:
   ----------------------------------         ----------------------------------
Its:                                       Its:
    ---------------------------------          ---------------------------------


JON A. GROVE                               PIMA MORTGAGE LIMITED
                                           PARTNERSHIP


/s/ Jon A. Grove
-------------------------------------

FRANK S. PARISE, JR.                       By:/s/ Jon A. Grove
                                              ----------------------------------
                                           Its:   Authorized Representative
                                               ---------------------------------
/s/ Frank S. Parise, Jr.
-------------------------------------
                                           JOSEPH C. CHAN

                                           /s/ Joseph C. Chan
                                           -------------------------------------

                              EMPLOYMENT AGREEMENT



                          DATED AS OF _________________



                                     BETWEEN



                           ASR INVESTMENTS CORPORATION


                                       AND


                                _________________

                                   APPENDIX E

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

1.       Employment......................................................  1

2.       Full Time ......................................................  1

3.       Compensation and other Benefits.................................  1
         (a)      Salary.................................................  1
         (b)      Bonus..................................................  1
         (c)      Fringe Benefits........................................  1
         (d)      Reimbursement..........................................  2

4.       Term of Employment..............................................  2
         (a)      Employment Term........................................  2
         (b)      Termination Under Certain Circumstances................  2
         (c)      Result of Termination..................................  3

5.       Competition and Confidential Information........................  3
         (a)      Interests to be Protected..............................  3
         (b)      Non-Competition........................................  4
         (c)      Non-Solicitation of Employees..........................  4
         (d)      Confidential Information...............................  4
         (e)      Return of Books and Papers.............................  5
         (f)      Disclosure of Information..............................  5
         (g)      Assignment.............................................  5
         (h)      Equitable Relief.......................................  5
         (i)      Restrictions Separable.................................  5

6.       Miscellaneous...................................................  6
         (a)      Notices................................................  6
         (b)      Indulgences............................................  6
         (c)      Controlling Law........................................  6
         (d)      Binding Nature of Agreement............................  7
         (e)      Execution in Counterpart...............................  7
         (f)      Provisions Separable...................................  7
         (g)      Entire Agreement.......................................  7
         (h)      Paragraph Headings.....................................  7
         (i)      Gender.................................................  7
         (j)      Number of Days.........................................  7

7.       Successors And Assigns..........................................  7

                              EMPLOYMENT AGREEMENT


                  EMPLOYMENT AGREEMENT dated as of the ___ day of _____________, by and between ASR INVESTMENTS CORPORATION, a Maryland corporation ("Employer"), and _________________ ("Employee").

                  WHEREAS, Employer desires to employ Employee, and Employee desires to accept such employment, upon the terms and conditions contained herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth in this Agreement, the parties hereto agree as follows:

                  1.       Employment.

                  Employer hereby employs Employee, and Employee hereby accepts such employment, as _______________________ and in such other capacities and for such other duties and services as shall from time to time be mutually agreed upon by Employer and Employee.

                  2.       Full Time Occupation.

                  Employee shall devote such of Employee's business time, attention, and efforts to the performance of Employee's duties under this Agreement as may be necessary or required for the effective conduct and operations of Employer's business, shall serve Employer faithfully and diligently, and shall not engage in any other employment while employed by Employer.

                  3.       Compensation and other Benefits.

                           (a) Salary.  Employer shall pay to Employee,  as full
compensation for the services rendered by Employee during Employee's employment under this Agreement, a salary at a rate of $100,000 per annum to be paid in equal monthly installments, or in such other periodic installments upon which Employer and Employee shall mutually agree.

                           (b) Bonus.  Employee  shall be eligible to receive an
annual bonus in such an amount, if any, to be determined by a committee composed of the non-management directors of Employer based upon such factors as may be deemed relevant by the committee, including the performance of Employee.

                           (c) Fringe  Benefits.  Employee  shall be entitled to
participate in any group insurance, pension, retirement, vacation, expense reimbursement or other plans, programs, or benefits approved by the Board of Directors and made available from time to time to employees of Employer generally during the term of Employee's employment hereunder. The foregoing shall not obligate Employer to adopt or maintain any particular plan, program, or benefit.

                           (d) Reimbursement.  Employer shall reimburse Employee
for all travel and entertainment expenses and other ordinary and necessary business expenses incurred by Employee in connection with the business of Employer and Employee's duties under this Agreement. The term "business expenses" shall not include any item not deductible in whole or in part by Employer for federal income tax purposes. To obtain reimbursement, Employee shall submit to Employer receipts, bills or sales slips for the expenses incurred. Reimbursements shall be made by Employer monthly within 10 days of presentation by Employee of evidence of the expenses incurred.

                  4.       Term of Employment.

                           (a) Employment Term. The term of this Agreement shall
be for a period of five years commencing as of the date hereof and from year to year thereafter, unless and until terminated by either party giving written notice to the other not less than 60 days prior to the end of the then-current term.

                           (b)   Termination   Under   Certain    Circumstances.
Notwithstanding anything to the contrary herein contained:

                                    (i) Death.  Employee's  employment  shall be
automatically terminated, without notice, effective upon the date of Employee's death.

                                    (ii) Disability. If Employee shall fail, for
a period of more than 90 consecutive days, or for 90 days within any 180 day period, to perform any of Employee's duties under this Agreement as the result of illness or other incapacity, Employer may, at its option and upon notice to Employee, terminate Employee's employment affective on the date of that notice.

                                    (iii)   Unilateral   Decision  of  Employer.
Employer may, at its option, upon notice to Employee, terminate Employee's employment effective on the date of that notice.

                                    (iv)   Unilateral   Decision  by   Employee.
Employee may, at his option and upon notice to Employer, terminate Employee's employment effective on the date of that notice.

                                    (v) Certain Acts. If Employee  engages in an
act or acts involving a crime, moral turpitude, fraud or dishonesty, Employer may, at its option and upon notice to Employee, terminate Employee's employment effective on the date of that notice.

                                    (vi) Change in Control. Employee may, at his
option and upon notice to Employer, terminate Employee's employment effective on the date of the notice in the event of a "Change of Control" of Employer, as defined below.

                           (c)  Result  of  Termination.  In  the  event  of the
termination of Employee's employment pursuant to Sections 4(b)(i) or (ii) above, Employee's estate or Employee, as the case may be, shall be entitled to receive an amount equal to Employee's fixed salary as provided in Section 3(a) above for a period of one year after such termination. In the event of the termination of Employee's employment pursuant to Section 4(b)(iii) or Section 4(b)(vi) above, Employee shall continue to receive Employee's fixed compensation for the remainder of the term of this Agreement. In the event of the termination of Employee pursuant to Section 4(b)(iv) or (v) above, Employee shall receive no further compensation under this Agreement.

                           (d) Change in Control.  The term  "Change in Control"
of Employer shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 as in effect on the date of this Agreement or, if Item 6(e) is no longer in effect, any regulations issued by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 which serve similar purposes; provided that, without limitation, such a Change in Control shall be deemed to have occurred if and when (i) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) directly or indirectly of equity securities of Employer representing 20 percent or more of the combined voting power of Employer's then-outstanding equity securities, except that this provision shall not apply to an acquisition which has been approved by at least 75 percent of the members of the Board of Directors who are not affiliates or associates of such person and by at least 80 percent of the issued and
outstanding   shares  of   Employer's   Common  Stock   beneficially   owned  by
non-affiliates of such person; (ii) during the period of this Agreement, individuals who, at the beginning of such period, constituted the Board of Directors of Employer (the "Original Directors"), cease for any reason to constitute at least a majority thereof unless the election or nomination for election of each new director was approved (an "Approved Director") by the unanimous vote of a Board of Directors constituted entirely of Existing Directors and/or Approved Directors; (iii) a tender offer or exchange offer is made whereby the effect of such offer is to take over and control Employer, and such offer is consummated for the equity securities of Employer representing 20 percent or more of the combined voting power of Employer's then-outstanding voting securities; (iv) Employer is merged, consolidated, or enters into a reorganization transaction with another person and, as the result of such merger, consolidation, or reorganization, less than 75 percent of the outstanding equity securities of the surviving or resulting person shall then be owned in the aggregate by the former stockholders of Employer; or (v) Employer transfers substantially all of its assets to another person or entity which is not a wholly owned subsidiary of Employer. Sales of Employer's Common Stock beneficially owned or controlled by Employee shall not be considered in determining whether a Change in Control has occurred.

                  5.       Competition and Confidential Information.

                           (a)   Interests   to  be   Protected.   The   parties
acknowledge that during the term of Employee's employment with Employer, Employee will perform essential services for Employer, its employees, and stockholders. Employee will be exposed to, have access to, and be required to work with, a considerable amount of Confidential Information (as defined below). The parties also expressly recognize and acknowledge that the personnel of Employer have been trained by, and are valuable to Employer and that if Employer must hire new personnel or retrain existing personnel to fill vacancies it will incur substantial expense in recruiting and training such personnel. The parties expressly recognize that should Employee compete with Employer in any manner whatsoever, it could seriously impair the goodwill and diminish the value of Employer's business. The parties acknowledge that this covenant has an extended duration; however, they agree that this covenant is reasonable and it is necessary for the protection of Employer, its stockholders, and employees. For these and other reasons, and the fact that there are many other employment opportunities available to Employee if he should terminate his employment, the parties are in full and complete agreement that the following restrictive covenants are fair and reasonable and are freely, voluntarily, and knowingly entered into. Furthermore, each party was given the opportunity to consult with independent legal counsel before entering into this Agreement.

                           (b)  Non-Competition.  During the term of  Employee's
employment with Employer and for the period ending 12 months after the termination of Employee's employment with Employer, regardless of the reason therefor, Employee shall not (whether directly or indirectly, as owner, principal, agent, stockholder, director, officer, manager, employee, partner, participant, or in any other capacity) engage or become financially interested in any competitive business conducted within the Restricted Territory (as defined below). As used herein, the term "competitive business" shall mean any business engaged in the purchase, sale, management, ownership or operation of apartment units or apartment communities and any other type of real estate owned by Employer during Employee's employment hereunder and the term "Restricted Territory" shall mean any state in which Employer owns, invests in, or manages apartment units or apartment communities or other types of real estate during Employee's employment hereunder. Notwithstanding the foregoing, this Section 5(b) shall not restrict Employee from owing not more than 5% of the outstanding security of any class listed on a national securities exchange or the Nasdaq Stock Market or require Employee to dispose of any interest in a competitive business conducted within the Restricted Territory if the competitive business was not a competitive business at the time Employee acquired his interest.

                           (c) Non-Solicitation of Employees. During the term of
Employee's employment and for a period of 12 months after the termination of Employee's employment with Employee, regardless of the reason therefor, Employee shall not directly or indirectly, for himself, or on behalf of, or in conjunction with, any other person(s), company, partnership, corporation, or governmental entity, seek to hire, and/or hire any of Employer's personnel or employees for the purpose of having such employee engage in services that are the same, similar or related to the services that such employee provided for Employer.

                           (d) Confidential Information. Employee shall maintain
in strict secrecy all confidential or trade secret information relating to the business of Employer (the "Confidential Information")
obtained by Employee in the course of Employee's employment, and Employee shall not, unless first authorized in writing by Employer, disclose to, or use for Employee's benefit or for the benefit of any person, firm or entity at any time either during or subsequent to the term of Employee's employment, any Confidential Information, except as required in the performance of Employee's duties on behalf of Employer. For purposes hereof, Confidential Information shall include without limitation any materials, trade secrets, knowledge, or information with respect to management, operational, or investment policies and practices of Employer; any business methods or forms; any names or addresses of customers or data on customers or suppliers; and any business policies or other information relating to or dealing with the management, operational, or investment policies or practices of Employer.

                           (e) Return of Books and Papers.  Upon the termination
of Employee's employment with Employer for any reason, Employee shall deliver promptly to Employer all files, lists, books, records, manuals, memoranda, drawings, and specifications; all cost, pricing, and other financial data; all other written or printed materials which are the property of Employer (and any copies of them); and all other materials which may contain Confidential Information relating to the business of Employer, which Employee may then have in Employee's possession whether prepared by Employee or not.

                           (f)   Disclosure  of   Information.   Employee  shall
disclose promptly to Employer, or its nominee, any and all ideas, designs, processes and improvements of any kind relating to the business of Employer, whether patentable or not, conceived or made by Employee, either alone or jointly with others, during working hours or otherwise, during the entire period of Employee's employment with Employer, or within six months thereafter.

                           (g)  Assignment.  Employee hereby assigns to Employer
or its nominee, the entire right, title and interest in and to all inventions, discoveries and improvements, whether patentable or not, which Employee may conceive or make during Employee's employment with Employer, or within six months thereafter, and which relate to the business of Employer.

                           (h) Equitable Relief. In the event a violation of any
of the restrictions contained in this paragraph is established, Employer shall be entitled to preliminary and permanent injunctive relief as well as damages and an equitable accounting of all earnings, profits and other benefits arising from such violation, which right shall be cumulative and in addition to any other rights or remedies to which Employer may be entitled. In the event of a violation of any provision of subsection (b), (c), (f) or (g) of this Section, the period for which those provisions would remain in effect shall be extended for a period of time equal to that period beginning when such violation commenced and ending when the activities constituting such violation shall have been finally terminated in good faith.

                           (i)  Restrictions  Separable.  If  the  scope  of any
provision of this Agreement (whether in this Section 5 or otherwise) is found by a Court to be too broad to permit enforcement to its full extent, then such provision shall be enforced to the maximum extent permitted by law. The parties agree that the scope of any provision of this Agreement may be modified by a judge in any proceeding to enforce this Agreement, so that such provision can be enforced to the maximum extent permitted by law. Each and every restriction set forth in this Section 5 is independent and severable from the others, and no such restriction shall be rendered unenforceable by virtue of the fact that, for any reason, any other or others of them may be unenforceable in whole or in part.

                  6.       Miscellaneous.

                           (a) Notices. All notices, requests, demands and other
communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received (i) if personally delivered, on the date of delivery, (ii) if mailed, three days after deposit in the United States mail, registered or certified, return receipt requested, postage prepaid and addressed as provided below, or (iii) if by a courier delivery service providing overnight or "next-day" delivery, on the next business day after deposit with such service addressed as follows:

                           (i)      If to Employer:

                                    335 North Wilmot
                                    Suite 250
                                    Tucson, Arizona 85711
                                    Attention:____________________


                           (ii)     If to Employee:

                                    6300 East El Dorado Plaza
                                    Suite 200
                                    Tucson, Arizona 85715


Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

                           (b) Indulgences; Waivers. Neither any failure nor any
delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be binding unless executed in writing by the party making the waiver.

                           (c) Controlling Law. This Agreement and all questions
relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the State of Arizona, notwithstanding any Arizona or other conflict-of-interest provisions to the contrary.

                           (d) Binding Nature of Agreement. This Agreement shall
be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns except that no party may assign or transfer such party's rights or obligations under this Agreement without the prior written consent of the other party.

                           (e) Execution in  Counterpart.  This Agreement may be
executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of the parties reflected hereon as the signatories.

                           (f)  Provisions  Separable.  The  provisions  of this
Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

                           (g) Entire  Agreement.  This  Agreement  contains the
entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements and conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

                           (h) Paragraph  Headings.  The  paragraph  headings in
this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

                           (i)  Gender.  Words used  herein,  regardless  of the
number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

                           (j) Number of Days.  In computing  the number of days
for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or holiday.

                  7. Successors And Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto; provided that because the obligations of Employee hereunder involve the performance of personal services, such obligations shall not be delegated by Employee. For purposes of this Agreement successors and assigns shall include, but not be limited to, any individual, corporation, trust, partnership, or other entity which acquires a majority of the stock or assets of Employer by sale, merger, consolidation, liquidation, or other form of transfer. Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Employer to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Employer would be required to perform it if no such succession had taken place.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      ASR INVESTMENTS CORPORATION


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Its:______________________________________

                             REGISTRATION AGREEMENT


         REGISTRATION AGREEMENT dated as of _____________________, among ASR Investments Corporation, a Maryland corporation (the "Company"), and each of the Transferor Partners (as defined below) who is an accredited investor as defined in Regulation D promulgated under the Act and who validly executes and delivers a Letter of Transmittal and Assignment (a form of which is attached as Exhibit A hereto) and thereby accepts the Exchange Offer (as defined below).

                                   WITNESSETH

         WHEREAS,  the Company,  the Transferors  (as defined below),  and other persons  are  parties  to  that  certain  Master  Combination  and  Contribution
Agreement dated as of November 8, 1996, as amended (the "Combination Agreement"), under which the Company agreed to offer shares of the Company's Common Stock, par value $.01 per share (the "Shares"), to the partners of the Transferors (the "Transferor Partners") in exchange for partnership interests (the "Partnership Interests") in the Transferors (the "Exchange Offer");

         WHEREAS, certain Transferor Partners (the "Participating Transferor Partners") have validly executed and delivered a Letter of Transmittal and have thereby tendered all or a part of their Partnership Interests to the Company for Shares pursuant to the Exchange Offer;

         WHEREAS, the Company will distribute Shares to the Participating Transferor Partners who are deemed to be accredited investors as defined in Regulation D under the Act if all conditions to the consummation of transactions described in the Combination Agreement are satisfied or waived as set forth in the Combination Agreement; and

         WHEREAS, the Company agreed to execute and deliver this Agreement for the benefit of the Participating Transferor Partners at the Closing as specified in Section 8.1 of the Combination Agreement.

         NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1.       REGISTRATION

         1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  (a) The term "Act" means the Securities Act of 1933, as amended.

                  (b) The term "Blackout  Period" means any period (A) beginning on the date on which the Company  notifies  the Holders (as defined  below) that
(i) the Board of Directors of the Company, in its good faith judgment, has determined that such Distributees' sales of Shares pursuant to the Registration Statement (or the use of the Registration Statement or related prospectus) would interfere with any pending material acquisition, material corporate reorganization, or any other material corporate transaction involving the Company (a "Transaction Blackout"); or (ii) based upon the advice of outside counsel to the Company, such Distributees' sale of Shares pursuant to the Registration Statement (or the use of the Registration Statement or related prospectus) would require disclosure of material information and the Company's Board of Directors, in its reasonable judgment and in good faith, resolves that the Company has a bona fide business purpose for preserving such information confidential (an "Information Blackout"); and (B) ending on the date (1) in the case of a Transaction Blackout, the earliest of (x) one month after the completion of such acquisition, corporate reorganization, or other similar transaction, (y) promptly after abandonment of such acquisition, corporate reorganization, or other similar transaction and (z) 90 days after the date of the Company's written notice of such Transaction Blackout; and (2) in the case of an Information Blackout, the earlier of (x) the date upon which such material information is disclosed to the public or

                                   APPENDIX F
ceases to be material and (y) 90 days after the Company makes such good faith determination. Notwithstanding anything contained herein, a Blackout Period or Periods shall not be in effect for more than four months during any 12-month period; provided, however, the holders of a majority of the Registrable Securities may agree with ASR as to any change in the definition of Blackout Period or its application, which shall be binding on all holders of Registrable Securities.

                  (c) The term "Holders" means those persons owning or having the right to acquire Registrable Securities (as defined below).

                  (d) The term "Maximum Includable Securities" shall mean the maximum number of shares of each type or class of the Company's securities that a managing or principal underwriter, in its good faith judgment, deems practicable to offer and sell at that time in a firm commitment underwritten offering without materially and adversely affecting the marketability or price of the securities of the Company to be offered. Where more than one type or class of the Company's securities are to be included in a registration, the managing or principal underwriter of the offering shall designate the maximum number of each such type or class of securities that is included in the Maximum Includable Securities.

                  (e) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act in a form suitable for the public distribution of Registrable Securities for cash in a manner commonly utilized by holders of such securities, and the declaration or ordering of effectiveness of such registration statement or document.

                  (f) The term "Registrable Security" shall refer to (i) any Shares issued or issuable to a Participating Transferor Partner upon exchange of Partnership Interests pursuant to the Exchange Offer and (ii) any Shares or other securities that may subsequently be issued or issuable with respect to the Shares as a result of a stock split or dividend or any sale, transfer, assignment, or other transaction by the Company or a Holder involving the Shares and any securities into which the Shares may thereafter be changed as a result of merger, consolidation, recapitalization, or otherwise. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Act or sold to the public through a broker, dealer, or market-maker in compliance with Rule 144 under the Act.

                  (g) "SEC" means the Securities and Exchange Commission.

                  (h) The term "Subsequent Financing" means the Company's offering of the Company's Common Stock or other securities convertible or exercisable into shares of the Company's Common Stock within 36 months after the Closing as specified in Section 8.1 of the Combination Agreement, for the purpose (among others) of raising debt or equity capital.

                  (i)  The  term   "Transferor"   means  each  of  the   limited
partnerships set forth in Schedule I attached hereto.

         1.2      Mandatory Registration.

                  (a) Immediately following the Closing, the Company shall file a registration statement (the "Registration Statement") under the Act with the SEC and under any applicable state securities laws covering the Shares and shall use its best efforts to cause the Registration Statement to become effective as soon as practicable, but in no event later than May 31, 1997 and to remain effective for a period of three years thereafter (the "Registration Period").

                  (b) The Company shall have the right to include additional shares ("Additional Shares") of its Common Stock to be sold by the Company and/or by other holders of its Common Stock in the Registration Statement to be filed pursuant to this Section 1.2.

                  (c) Notwithstanding the foregoing, during the Registration Period, if the Company shall furnish to Holders a certificate signed by the President of the Company stating that a Blackout Period is in effect, the Holders may not utilize the Registration Statement to sell the Shares during the term of such Blackout Periods; provided, however, a Blackout Period or Periods shall not be in effect for more than four months during any 12-month period, and the Registration Period shall be extended by a period equal to any Blackout Periods that may be in effect. Upon the second anniversary of this Agreement, the Company may no longer effect a Blackout Period under this Section 1.2(c).

         1.3      Demand Registration Rights.

                  (a) If the Company shall receive at any time after the Closing as specified in Section 8.1 of the Combination Agreement a written request from the Holders (the "Initiating Holders") of Shares requesting the registration of Registrable Securities with a value in excess of $10,000,000 in a firm underwriting by one or more designated underwriters of national reputation, then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Section 1.3(b), effect as soon as practicable the registration under the Act of all Registrable Securities that the Holders request to be registered within 60 days of the mailing of such notice by the Company in accordance with the notice provisions of Section 2.3 hereof.

                  (b) The selection of such managing or principal underwriter(s) shall be subject to the approval of the Company, such approval not to be unreasonably withheld. The Company shall include information regarding the identity of the managing or principal underwriter and the proposed terms of the underwriting in the written notice to all Holders referred to in Section 1.3(a). The right of any Holder to include the Holder's Registrable Securities in such underwritten registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company and all Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Company.

                  (c) Notwithstanding any other provision of this Section 1.3, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares or other securities to be underwritten, then the Company shall furnish all Holders of Registrable Securities, which would otherwise be underwritten pursuant hereto, with a written statement of the managing or principal underwriter as to the Maximum Includable Securities, and the number of Registrable Securities that may be included in the underwriting shall be allocated among all Holders requesting registration on a pro rata basis, with the number of Registrable Securities of each Holder thereof included in the registration to be that number determined by multiplying the total number of Registrable Securities included in the Maximum Includable Securities by a fraction, the numerator of which will be the total number of Registrable Securities that such Holder owns, and the denominator of which will be the total number of Registrable Securities owned by all Holders that have requested inclusion of Registrable Securities in the registration. Any reduction of more than 50% of the Registrable Securities sought to be registered will not be considered a registration under this Section 1.3 for the purposes of Section 1.3(d).

                  (d) The Company shall be obligated to effect only one such registration pursuant to this Section 1.3.

                  (e) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section
1.3 a certificate signed by the President of the Company stating that a Blackout Period is in effect, the Company shall have the right to defer such filing during the term of such Blackout Period; provided, however, that a Blackout Period or Periods shall not be in effect for more than four months during any 12-month period.

                  (f) If the Holders give written notice requesting registration of their Registrable Securities pursuant to this Section 1.3, and if the Company at that time is not eligible to register its securities on Form S-3, the Company shall prepare and file a registration statement on Form S-1 or S-2 (or other appropriate form for the general registration of securities) as may be appropriate in accordance with the terms and conditions set forth in this
Section 1.3.

                  (g) The Company may propose to include Additional Shares of Common Stock or other securities to be sold by the Company and/or by other holders of Common Stock or other securities in any registration statement to be filed pursuant to this Section 1.3. The Holders shall have the right to reduce the number of Additional Shares requested to be registered by the Company pursuant to this Section 1.3(g) (including, if necessary, to zero) if, in the good faith opinion of the underwriter or underwriters of such offering, the inclusion of such Additional Shares would materially and adversely affect the marketability or price of the Registrable Securities to be offered by the Holders in such registration.

         1.4 Piggy-Back Registration Rights.

                  (a) Except as provided in Section 1.4(e), if at any time the Company proposes to file on its behalf and/or on behalf of any of its securityholders a registration statement under the Act on Form S-1, S-2 or S-3 (or any other appropriate form for the general registration of securities) with respect to any of its capital stock or other securities, the Company shall give each Holder written notice at least 20 days before the filing with the SEC of such registration statement. If any Holder desires to have Registrable Securities registered pursuant to this Section 1.4, such Holder shall so advise the Company in writing within 15 days after the date of mailing of such notice from the Company. The Company shall thereupon include in such filing the number of Registrable Securities for which registration is so requested, subject to its right to reduce the number of Registrable Securities as hereinafter provided, and shall use its best efforts to effect registration under the Act of such Registrable Securities. Notwithstanding the foregoing, the Company shall not be required to provide notice of filing of a registration statement and to include therein any Registrable Securities if the proposed registration is

                           (i) a registration of stock options, stock purchases,
or compensation or incentive plans, or of securities issued or issuable pursuant to any such plan, or a dividend reinvestment plan on Form S-8 or other comparable form then in effect; or

                           (ii) a  registration  of  securities  proposed  to be
issued in exchange for securities or assets of, or in connection with, a merger or consolidation with another corporation.

                  (b) In the event the offering in which any Holder's Registrable Securities are to be included pursuant to this Section 1.4 is to be underwritten, the Company shall furnish the Holders with a written statement of the managing or principal underwriter as to the Maximum Includable Securities as soon as practicable after the expiration of the 15-day period provided for in
Section 1.4(a). If the total number of securities proposed to be included in such registration statement is in excess of the Maximum Includable Securities, the number of securities to be included within the coverage of such registration statement shall be reduced to the Maximum Includable Securities as follows:

                           (i) no  reduction  shall  be  made in the  number  of
shares of capital stock or other securities to be registered for the account of the Company; and

                           (ii) the number of  Registrable  Securities and other
securities that may be included in the registration, if any, shall be allocated among the Holders of Registrable Securities and holders of other securities (the "Other Holders") requesting inclusion on a pro rata basis, with the number of each type or class of securities of each Holder and Other Holder thereof included in the registration to be that number determined by multiplying (A) the total number of such type or class of security included in the Maximum Includable Securities less (B) the number of such type or class of security to be registered for the account of the Company, by a fraction, the numerator of which will be the total number of such type or class of security that such Holder or Other Holder owns, and the denominator of which will be the total number of such type or class of security owned by all Holders and Other Holders that have requested inclusion of such type or class of security in the registration.

                  (c) The Company shall, in its sole discretion, select the underwriter or underwriters, if any, who are to undertake the sale and distribution of the Registrable Securities to be included in a registration statement filed under the provisions of this Section 1.4.

                  (d) At such time that the Company intends to effect a Subsequent Financing, it shall notify the Holders of such intent and shall designate the proposed offering as a Subsequent Financing. Except to the extent that the Company, in its sole discretion, may otherwise permit, the Holders shall have no right to have any Registrable Securities registered pursuant to this Section 1.4 in any Subsequent Financing.

                  (e) The right to registration provided in this Section 1.4 is in addition to and not in lieu of the demand registration rights provided in
Section 1.3. The provisions of this Section 1.4 shall not apply, however, to any Holders requesting registration pursuant to this Section 1.4 that are or may be free, at the time, to sell within the next 90-day period all of the Registrable Securities with respect to which such registration was requested in accordance with Rule 144 (or any similar rule or regulation) under the Act.

         1.5 Obligations of the Company.  Whenever required under Section 1.3 or
Section 1.4 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement on such form as the Company deems appropriate with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective. With respect to registration statements filed pursuant to
Section 1.3 or Section 1.4 hereof, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, the Company shall keep such registration statement effective for up to 180 days, or such shorter period as is reasonably required to dispose of all securities covered by such registration statement.

                  (b) Notify the Holders promptly after it has received notice of the time when such registration statement has become effective or any supplement to any prospectus forming a part of such registration statement has been filed.

                  (c) Prepare and file with the SEC, and promptly notify the Holders of the filing of, such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (d) Advise each Holder promptly after it has received notice or obtained knowledge thereof of the issuance of any stop order by the SEC suspending the effectiveness of any such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                  (e) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (f) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to file a general consent to service of process, or to become subject to tax liability in any such states or jurisdictions or to agree to any restrictions as to the conduct of its business in the ordinary course thereof.

                  (g) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriters of such offering, together with each Holder participating in such underwritten offering, as provided in Section 1.6(c).

                  (h) Prepare and promptly file with the SEC, and promptly notify such Holders of the filing of, any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event has occurred as the result of which any such prospectus must be amended in order that it does not make any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (i) In case any of such Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectus as may be necessary to permit compliance with the requirements of the Act.

                  (j) If any of the Registrable Securities are then listed on any securities exchange or the Nasdaq Stock Market, the Company will cause all such Registrable Securities covered by such registration statement to be listed on such exchange or the Nasdaq Stock Market.

         1.6 Obligations of Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that each of the selling Holders shall:

                  (a) Furnish to the Company such information regarding themselves, the Registrable Securities held by them, the intended method of sale or other disposition of such securities if the registration is pursuant to
Section 1.3, the identity of and compensation to be paid to any underwriters proposed to be employed in connection with such sale or other disposition if the registration is pursuant to Section 1.3, and such other information as may reasonably be required to effect the registration of their Registrable Securities.

                  (b) Notify the Company, at any time when a prospectus relating to Registrable Securities covered by a registration statement is required to be delivered under the Act, of the happening of any event with respect to such selling Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (c) In the event of any underwritten public offering, each Holder participating in such underwriting shall enter into and perform its obligations under the underwriting agreement for such offering, and, if requested to do so by the underwriters managing such offering, each Holder shall enter into a customary holdback agreement.

         1.7 Expenses of Mandatory Registration. The Company shall bear and pay all expenses incurred in connection with registrations, filings or qualifications pursuant to Section 1.2 (other than underwriting discounts and commissions with respect to Registrable Securities included in such registration and any fees and costs of the Holders' legal counsel or other advisors), including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees, costs of listing on the American Stock Exchange, costs of furnishing such copies of each preliminary prospectus, final prospectus, and amendments thereto as each Holder may reasonably request, fees and disbursements of counsel for the Company.

         1.8 Expenses of Demand Registration. The Company shall bear and pay all expenses incurred in connection with registrations, filings or qualifications pursuant to Section 1.3 (other than underwriting discounts and commissions with respect to Registrable Securities included in such registration and any fees and costs of the Holders' legal counsel or other advisors), including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees, costs of listing on the stock exchange or exchanges on which the Company's Common Stock is traded, costs of furnishing such copies of each preliminary prospectus, final prospectus, and amendments thereto as each Holder may reasonably request, fees and disbursements of counsel for the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case the Holders participating in such offering and favoring such withdrawal shall bear such expenses); provided further, however, that if such registration request has been withdrawn by virtue of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant Section 1.3.

         1.9 Expenses of Piggy-Back Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to each of the registrations pursuant to Section 1.4 (other than underwriting discounts and commissions with respect to Registrable Securities included in such registration and any fees and costs of the Holders' legal counsel or other advisors), including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees, costs of listing on the American Stock Exchange, costs of furnishing such copies of each preliminary prospectus, final prospectus, and amendments thereto as each Holder may reasonably request.

         1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                  (a) The Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which such person or persons may become subject under the Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such Holder, officer or director, underwriter, or controlling person for any legal or other expenses reasonably incurred by such person or persons in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (i) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter, or controlling person, or (ii) the failure of such Holder, underwriter, or controlling person to deliver a copy of the registration statement or the prospectus, or any amendments or supplements thereto, after the Company has furnished such person with a sufficient number of copies of the same.

                  (b) Each selling Holder will indemnify and hold harmless the Company, each of its officers and directors, and each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such officer, director, controlling person, or underwriter or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such officer, director, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder. Notwithstanding anything to the contrary herein contained, a Holder's indemnity obligation, in such person's capacity as a Holder, shall be limited to the net proceeds received by such Holder from the offering out of which the indemnity obligation arises.

                  (c) Promptly after receipt by an indemnified  party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnified party, except that such fees and expenses shall be paid by the indemnifying party if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.11, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.11.

                  (d) The indemnification provided by this Section 1.10 shall be a continuing right to indemnification and shall survive the registration and sale of any of the Registrable Securities hereunder and the expiration or termination of this Agreement.

         1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act, the Company agrees to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                  (c) furnish to any Holder, as long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act, and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         1.12 Amendment and Waiver. Any amendment or waiver of any provision under this Agreement may be effected only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities then outstanding.

         1.13 Remedies. The parties hereto acknowledge and agree that the breach of any part of this Agreement may cause irreparable harm and that monetary damages alone may be inadequate. The parties hereto therefore agree that either party shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit any party's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

2.       MISCELLANEOUS

         2.1 Holdback Agreement. If during the period commencing 90 days after the effectiveness of the Registration Statement (i) the Company shall file a registration statement (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase, or other similar plan or pursuant to a merger, exchange offer, or a transaction of the type specified in Rule 145(a) under the Securities Act) with respect to the Company's Common Stock and (ii) with reasonable prior notice, the Company (in the case of a non-underwritten offering by the Company pursuant to such registration statement) advises the Distributees in writing that a public sale or distribution of Shares by the Distributees would adversely affect such offering or the managing underwriter (in the case of an underwritten offering by the Company pursuant to such registration statement) advises the Company and the Distributees in writing that a public sale or distribution of Shares by the Distributees would adversely affect such offering, then each Distributee shall, to the extent not prohibited by applicable law, (x) refrain from effecting any public sale or distribution of such Shares commencing on the effectiveness of such registration statement, (y) be entitled to include such Shares in such registration statement, subject to customary underwriter cut back, and sell such Shares pursuant thereto, and (z) sign a customary lock-up agreement with the managing underwriter (in the case of an underwritten offering) or the Company of scope and duration identical to the scope of the lock-up agreement signed by the Company and each director and executive officer of the Company, but in no event to exceed 90 days. Only one holdback arrangement under this Section shall be invoked by the Company in any 12-month period.

         2.2 Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the State of Arizona, notwithstanding any Arizona or other conflict-of-law provisions to the contrary.

         2.3 Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt, upon receipt of a facsimile transmission, or when deposited in the United States mails, first class postage prepaid, addressed as set forth below:

                  (a)      If to the Company:
                           ASR Investments Corporation
                           335 North Wilmot, Suite 250
                           Tucson, Arizona  85711
                           Attention:  Jon A. Grove, President

                           with a copy given in the manner
                           prescribed above, to:

                           O'Connor, Cavanagh, Anderson,
                             Killingsworth & Beshears, P.A.
                           One East Camelback Road
                           Phoenix, Arizona  85012
                           Facsimile:  (602) 263-2900
                           Attention:  Robert S. Kant, Esq.

                  (b) If to any Holder, to the address of such Holder as it appears in the stock ledger of the Company.

                  Any party may alter the address to which communications or copies are to be sent by giving notice of such change to each of the other parties hereto of address in conformity with the provisions of this paragraph for the giving of notice.

         2.4 Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

         2.5 Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

         2.6 Section Headings. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

         2.7 Gender. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

         2.8 Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege preclude any other or further exercise of the same or any other right, remedy, power, or privilege, nor shall any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power, or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         2.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Any photographic or xerographic copy of this Agreement, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as of it were an executed counterpart of this Agreement.

         2.10 Provisions Separable. The provisions of this Agreement are independent and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

         2.11 Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or holiday.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                                     ASR INVESTMENTS CORPORATION



                                     By:______________________________________

                                     Name:  Jon A. Grove
                                     Its:   Chairman of the Board, President
                                            and Chief Executive Officer

                                     DON W. WINTON, on behalf of the
                                     Transferor Partners


                                     _________________________________________
                                     Don W. Winton

                                   SCHEDULE I



                 First Aspen Court Associates, L.P.
                 First Briar Park Associates, a Washington Limited Partnership First Chelsea Park Associates, L.P.
                 First Appian Way Associates, L.P.
                 First Greenwood Creek Associates, L.P.
                 First Highlands Associates, L.P.
                 First Marymont Associates, L.P.
                 First Montfort Associates, L.P.
                 First Riverway Associates, L.P.
                 First Springfield Associates, L.P.
                 First Timbercreek Landing Associates, L.P.
                 Campus Development Associates Limited Partnership
                 Campus Commons Associates - Limited Partnership
                 First Pacific South Center Associates, L.P.

                             REGISTRATION AGREEMENT


         REGISTRATION AGREEMENT dated as of _____________________, among ASR Investments Corporation, a Maryland corporation (the "Company"); Heritage
Communities LP, a Delaware limited partnership ("Heritage LP"); and the investors listed on the signature pages hereto (referred to collectively as the "Transferors" and individually as a "Transferor") for the benefit of all Distributees (as defined herein).

                                   WITNESSETH

         WHEREAS, the Company, the Transferors, and other persons are parties to that certain Master Combination and Contribution Agreement dated as of November 8, 1996, as amended (the "Combination Agreement"), under which the Transferors agreed to contribute certain properties and assets to Heritage LP in exchange for LP Units (as defined herein);

         WHEREAS, the LP Units held by the Transferors will be convertible into shares of the Company's Common Stock, $.01 par value per share, in accordance with the Amended and Restated Agreement of Limited Partnership of Heritage LP by and among the Company, the Transferors, and Heritage Communities SGP, Inc., a wholly owned subsidiary of ASR;

         WHEREAS, the Transferors will distribute the LP Units to their respective partners (the "Distributees"), who are determined to be accredited investors as defined in Regulation D under the Securities Act, as specified in
Section 2.1(d) of the Combination Agreement; and

         WHEREAS, in order to induce the Distributees to consent to the transactions contemplated by the Combination Agreement and to provide the Distributees with certain opportunities for liquidity following the consummation of the transactions contemplated by the Combination Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

         NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1.       REGISTRATION

         1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  (a) The term "Act" means the Securities Act of 1933, as amended.

                  (b) The term "Blackout  Period" means any period (A) beginning on the date on which the Company  notifies  the Holders (as defined  below) that
(i) the Board of Directors of the Company, in its good faith judgment, has determined that such Distributees' sales of Shares pursuant to the Registration Statement (or the use of the Registration Statement or related prospectus) would interfere with any pending material acquisition, material corporate reorganization, or any other material corporate transaction involving the Company (a "Transaction Blackout"); or (ii) based upon the advice of outside counsel to the Company, such Distributees' sale of Shares pursuant to the Registration Statement (or the use of the Registration Statement or related prospectus) would require disclosure of material information and the Company's Board of Directors, in its reasonable judgment and in good faith, resolves that the Company has a bona fide business purpose for preserving such information confidential (an "Information Blackout"); and (B) ending on the date (1) in the case of a Transaction Blackout, the earliest of (x) one month after the completion of such acquisition, corporate reorganization, or other similar transaction, (y) promptly after abandonment of such acquisition, corporate reorganization, or other similar transaction and (z) 90 days after the date of the Company's written notice of such Transaction Blackout; and (2) in the case of an Information Blackout, the earlier of (x) the date upon which such material information is disclosed to the public or

                                   APPENDIX G
ceases to be material and (y) 90 days after the Company makes such good faith determination. Notwithstanding anything contained herein, a Blackout Period or Periods shall not be in effect for more than four months during any 12-month period; provided, however, the holders of a majority of the Registrable Securities may agree with ASR as to any change in the definition of Blackout Period or its application, which shall be binding on all holders of Registrable Securities.

                  (c) The term "Holders" means those persons owning or having the right to acquire Registrable Securities (as defined below).

                  (d) The term "LP Units" means limited partnership interests in Heritage LP.

                  (e) The term "Maximum Includable Securities" shall mean the maximum number of shares of each type or class of the Company's securities that a managing or principal underwriter, in its good faith judgment, deems practicable to offer and sell at that time in a firm commitment underwritten offering without materially and adversely affecting the marketability or price of the securities of the Company to be offered. Where more than one type or class of the Company's securities are to be included in a registration, the managing or principal underwriter of the offering shall designate the maximum number of each such type or class of securities that is included in the Maximum Includable Securities.

                  (f) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act in a form suitable for the public distribution of Registrable Securities for cash in a manner commonly utilized by holders of such securities, and the declaration or ordering of effectiveness of such registration statement or document.

                  (g) The term "Registrable Security" shall refer to (i) any Shares issued or issuable to a Transferor or Distributee upon exchange of Units and (ii) any Shares or other securities that may subsequently be issued or issuable with respect to the Shares as a result of a stock split or dividend or any sale, transfer, assignment, or other transaction by the Company or a Holder involving the Shares and any securities into which the Shares may thereafter be changed as a result of merger, consolidation, recapitalization, or otherwise. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Act or sold to the public through a broker, dealer, or market-maker in compliance with Rule 144 under the Act.

                  (h) The number of shares of "Registrable Securities then outstanding" shall be equal to the sum of the number of shares of Common Stock outstanding which are Registrable Securities plus the number of shares of Common Stock issuable upon conversion of the outstanding LP Units.

                  (i) "SEC" means the Securities and Exchange Commission.

                  (j) The term "Subsequent Financing" means the Company's offering of the Company's Common Stock or other securities convertible or exercisable into shares of the Company's Common Stock within 36 months after the Closing as specified in Section 8.1 of the Contribution Agreement, for the purpose (among others) of raising debt or equity capital.

         1.2      Mandatory Registration.

                  (a) Not later than nine months after the Closing, the Company shall file a registration statement (the "Registration Statement") under the Act with the SEC and under any applicable state securities laws covering the shares of the Company's Common Stock issuable upon conversion of the LP Units (the "Shares") and shall use its best efforts to cause the Registration Statement to become effective by the time the LP Units may be converted into shares of the Company's Common Stock and to remain effective for a period of 10 years thereafter (the "Registration Period").

                  (b) The Company shall have the right to include additional shares ("Additional Shares") of its Common Stock to be sold by the Company and/or by other holders of its Common Stock in the Registration Statement to be filed pursuant to this Section 1.2.

                  (c) Notwithstanding the foregoing, during the Registration Period, if the Company shall furnish to Holders a certificate signed by the President of the Company stating that a Blackout Period is in effect, the Holders may not convert LP Units into Shares registered under the Registration Statement during the term of such Blackout Periods; provided, however, a Blackout Period or Periods shall not be in effect for more than four months during any 12- month period, and the Registration Period shall be extended by a period equal to any Blackout Periods that may be in effect. [Upon the third anniversary of this Agreement, the Company may no longer effect a Blackout Period under this Section 1.2(c).]

         1.3      Demand Registration Rights.

                  (a) If the Company shall receive at any time after the Closing as specified in Section 8.1 of the Combination Agreement a written request from the Holders (the "Initiating Holders") of Registrable Securities requesting the registration of Registrable Securities with a value in excess of $5,000,000 in a firm underwriting by one or more designated underwriters of national reputation, then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of
Section 1.3(b), effect as soon as practicable the registration under the Act of all Registrable Securities that the Holders request to be registered within 60 days of the mailing of such notice by the Company in accordance with the notice provisions of Section 2.3 hereof.

                  (b) The selection of such managing or principal underwriter(s) shall be subject to the approval of the Company, such approval not to be unreasonably withheld. The Company shall include information regarding the identity of the managing or principal underwriter and the proposed terms of the underwriting in the written notice to all Holders referred to in Section 1.3(a). The right of any Holder to include the Holder's Registrable Securities in such underwritten registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company and all Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Company.

                  (c) Notwithstanding any other provision of this Section 1.3, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares or other securities to be underwritten, then the Company shall furnish all Holders of Registrable Securities, which would otherwise be underwritten pursuant hereto, with a written statement of the managing or principal underwriter as to the Maximum Includable Securities, and the number of Registrable Securities that may be included in the underwriting shall be allocated among all Holders requesting registration on a pro rata basis, with the number of Registrable Securities of each Holder thereof included in the registration to be that number determined by multiplying the total number of Registrable Securities included in the Maximum Includable Securities by a fraction, the numerator of which will be the total number of Registrable Securities that such Holder owns, and the denominator of which will be the total number of Registrable Securities owned by all Holders that have requested inclusion of Registrable Securities in the registration. Any reduction of more than 50% of the Registrable Securities sought to be registered will not be considered a registration under this Section 1.3 for the purposes of Section 1.3(d).

                  (d) The Company shall be obligated to effect only one such registration pursuant to this Section 1.3.

                  (e) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section
1.3 a certificate signed by the President of the Company stating that a Blackout Period is in effect, the Company shall have the right to defer such filing during the term of such Blackout

Period; provided, however, that a Blackout Period or Periods shall not be in effect for more than four months during any 12-month period.

                  (f) If the Holders give written notice requesting registration of their Registrable Securities pursuant to this Section 1.3, and if the Company at that time is not eligible to register its securities on Form S-3, the Company shall prepare and file a registration statement on Form S-1 or S-2 (or other appropriate form for the general registration of securities) as may be appropriate in accordance with the terms and conditions set forth in this
Section 1.3.

                  (g) The Company may propose to include Additional Shares of Common Stock or other securities to be sold by the Company and/or by other holders of Common Stock or other securities in any registration statement to be filed pursuant to this Section 1.3. The Holders shall have the right to reduce the number of Additional Shares requested to be registered by the Company pursuant to this Section 1.3(g) (including, if necessary, to zero) if, in the good faith opinion of the underwriter or underwriters of such offering, the inclusion of such Additional Shares would materially and adversely affect the marketability or price of the Registrable Securities to be offered by the Holders in such registration.

         1.4      Piggy-Back Registration Rights.

                  (a) Except as provided in Section 1.4(e), if at any time the Company proposes to file on its behalf and/or on behalf of any of its securityholders a registration statement under the Act on Form S-1, S-2 or S-3 (or any other appropriate form for the general registration of securities) with respect to any of its capital stock or other securities, the Company shall give each Holder written notice at least 20 days before the filing with the SEC of such registration statement. If any Holder desires to have Registrable Securities registered pursuant to this Section 1.4, such Holder shall so advise the Company in writing within 15 days after the date of mailing of such notice from the Company. The Company shall thereupon include in such filing the number of Registrable Securities for which registration is so requested, subject to its right to reduce the number of Registrable Securities as hereinafter provided, and shall use its best efforts to effect registration under the Act of such Registrable Securities. Notwithstanding the foregoing, the Company shall not be required to provide notice of filing of a registration statement and to include therein any Registrable Securities if the proposed registration is

                           (i) a registration of stock options, stock purchases,
or compensation or incentive plans, or of securities issued or issuable pursuant to any such plan, or a dividend reinvestment plan on Form S-8 or other comparable form then in effect; or

                           (ii) a  registration  of  securities  proposed  to be
issued in exchange for securities or assets of, or in connection with, a merger or consolidation with another corporation.

                  (b) In the event the offering in which any Holder's Registrable Securities are to be included pursuant to this Section 1.4 is to be underwritten, the Company shall furnish the Holders with a written statement of the managing or principal underwriter as to the Maximum Includable Securities as soon as practicable after the expiration of the 15-day period provided for in
Section 1.4(a). If the total number of securities proposed to be included in such registration statement is in excess of the Maximum Includable Securities, the number of securities to be included within the coverage of such registration statement shall be reduced to the Maximum Includable Securities as follows:

                           (i) no  reduction  shall  be  made in the  number  of
shares of capital stock or other securities to be registered for the account of the Company; and

                           (ii) the number of  Registrable  Securities and other
securities that may be included in the registration, if any, shall be allocated among the Holders of Registrable Securities and holders of other securities (the "Other Holders") requesting inclusion on a pro rata basis, with the number of each type or class of securities of each Holder and Other Holder thereof included in the registration to be that number determined by multiplying (A) the total number of such type or class of security included in the Maximum Includable Securities less (B) the number of such type or class of security to be registered for the account of the Company, by a fraction, the numerator of which will be the total number of such type or class of security that such Holder or Other Holder owns, and the denominator of which will be the total number of such type or class of security owned by all Holders and Other Holders that have requested inclusion of such type or class of security in the registration.

                  (c) The Company shall, in its sole discretion, select the underwriter or underwriters, if any, who are to undertake the sale and distribution of the Registrable Securities to be included in a registration statement filed under the provisions of this Section 1.4.

                  (d) At such time that the Company intends to effect a Subsequent Financing, it shall notify the Holders of such intent and shall designate the proposed offering as a Subsequent Financing. Except to the extent that the Company, in its sole discretion, may otherwise permit, the Holders shall have no right to have any Registrable Securities registered pursuant to this Section 1.4 in any Subsequent Financing.

                  (e) The right to registration provided in this Section 1.4 is in addition to and not in lieu of the demand registration rights provided in
Section 1.3. The provisions of this Section 1.4 shall not apply, however, to any Holders requesting registration pursuant to this Section 1.4 that are or may be free, at the time, to sell within the next 90-day period all of the Registrable Securities with respect to which such registration was requested in accordance with Rule 144 (or any similar rule or regulation) under the Act.

         1.5 Obligations of the Company.  Whenever required under Section 1.3 or
Section 1.4 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement on such form as the Company deems appropriate with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective. With respect to registration statements filed pursuant to
Section 1.3 or Section 1.4 hereof, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, the Company shall keep such registration statement effective for up to 180 days, or such shorter period as is reasonably required to dispose of all securities covered by such registration statement.

                  (b) Notify the Holders promptly after it has received notice of the time when such registration statement has become effective or any supplement to any prospectus forming a part of such registration statement has been filed.

                  (c) Prepare and file with the SEC, and promptly notify the Holders of the filing of, such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (d) Advise each Holder promptly after it has received notice or obtained knowledge thereof of the issuance of any stop order by the SEC suspending the effectiveness of any such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                  (e) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (f) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to file a general consent to service of process, or to become subject to tax liability in any such states or jurisdictions or to agree to any restrictions as to the conduct of its business in the ordinary course thereof.

                  (g) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriters of such offering, together with each Holder participating in such underwritten offering, as provided in Section 1.6(c).

                  (h) Prepare and promptly file with the SEC, and promptly notify such Holders of the filing of, any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event has occurred as the result of which any such prospectus must be amended in order that it does not make any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (i) In case any of such Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectus as may be necessary to permit compliance with the requirements of the Act.

                  (j) If any of the Registrable Securities are then listed on any securities exchange or the Nasdaq Stock Market, the Company will cause all such Registrable Securities covered by such registration statement to be listed on such exchange or the Nasdaq Stock Market.

         1.6 Obligations of Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that each of the selling Holders shall:

                  (a) Furnish to the Company such information regarding themselves, the Registrable Securities held by them, the intended method of sale or other disposition of such securities if the registration is pursuant to
Section 1.3, the identity of and compensation to be paid to any underwriters proposed to be employed in connection with such sale or other disposition if the registration is pursuant to Section 1.3, and such other information as may reasonably be required to effect the registration of their Registrable Securities.

                  (b) Notify the Company, at any time when a prospectus relating to Registrable Securities covered by a registration statement is required to be delivered under the Act, of the happening of any event with respect to such selling Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (c) In the event of any underwritten public offering, each Holder participating in such underwriting shall enter into and perform its obligations under the underwriting agreement for such offering, and, if requested to do so by the underwriters managing such offering, each Holder shall enter into a customary holdback agreement.

         1.7 Expenses of Mandatory Registration. The Company shall bear and pay all expenses incurred in connection with registrations, filings or qualifications pursuant to Section 1.2 (other than underwriting discounts and commissions with respect to Registrable Securities included in such registration and any fees and costs of the Holders' legal counsel or other advisors), including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees, costs of listing on the stock exchange or exchanges on which the Company's Common Stock is traded, costs of furnishing such copies of each preliminary prospectus, final prospectus, and amendments thereto as each Holder may reasonably request, fees and disbursements of counsel for the Company.

         1.8 Expenses of Demand Registration. The Company shall bear and pay all expenses incurred in connection with registrations, filings or qualifications pursuant to Section 1.3 (other than underwriting discounts and commissions with respect to Registrable Securities included in such registration and any fees and costs of the Holders' legal counsel or other advisors), including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees, costs of listing on the American Stock Exchange, costs of furnishing such copies of each preliminary prospectus, final prospectus, and amendments thereto as each Holder may reasonably request, fees and disbursements of counsel for the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case the Holders participating in such offering and favoring such withdrawal shall bear such expenses); provided further, however, that if such registration request has been withdrawn by virtue of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant Section 1.3.

         1.9 Expenses of Piggy-Back Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to each of the registrations pursuant to Section 1.4 (other than underwriting discounts and commissions with respect to Registrable Securities included in such registration and any fees and costs of the Holders' legal counsel or other advisors), including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees, costs of listing on the American Stock Exchange, costs of furnishing such copies of each preliminary prospectus, final prospectus, and amendments thereto as each Holder may reasonably request.

         1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                  (a) The Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which such person or persons may become subject under the Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such Holder, officer or director, underwriter, or controlling person for any legal or other expenses reasonably incurred by such person or persons in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (i) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter, or controlling person, or (ii) the failure of such Holder, underwriter, or controlling person to deliver a copy of the registration statement or the prospectus, or any amendments or supplements thereto, after the Company has furnished such person with a sufficient number of copies of the same.

                  (b) Each selling  Holder will  indemnify and hold harmless the
Company,  each of its  officers  and  directors,  and each  person,  if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such officer, director, controlling person, or underwriter or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such officer, director, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
Section 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder. Notwithstanding anything to the contrary herein contained, a Holder's indemnity obligation, in such person's capacity as a Holder, shall be limited to the net proceeds received by such Holder from the offering out of which the indemnity obligation arises.

                  (c) Promptly after receipt by an indemnified  party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnified party, except that such fees and expenses shall be paid by the indemnifying party if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.11, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.11.

                  (d) The indemnification provided by this Section 1.10 shall be a continuing right to indemnification and shall survive the registration and sale of any of the Registrable Securities hereunder and the expiration or termination of this Agreement.

         1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act, the Company agrees to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                  (c) furnish to any Holder, as long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         1.12 Amendment and Waiver. Any amendment or waiver of any provision under this Agreement may be effected only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities then outstanding.

         1.13 Remedies. The parties hereto acknowledge and agree that the breach of any part of this Agreement may cause irreparable harm and that monetary damages alone may be inadequate. The parties hereto therefore agree that either party shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit any party's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

2.       MISCELLANEOUS

         2.1 Holdback Agreement. If during the period commencing 90 days after the effectiveness of the Registration Statement (i) the Company shall file a registration statement (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase, or other similar plan or pursuant to a merger, exchange offer, or a transaction of the type specified in Rule 145(a) under the Securities Act) with respect to the Company's Common Stock and (ii) with reasonable prior notice, the Company (in the case of a non-underwritten offering by the Company pursuant to such registration statement) advises the Distributees in writing that a public sale or distribution of Shares by the Distributees would adversely affect such offering or the managing underwriter (in the case of an underwritten offering by the Company pursuant to such registration statement) advises the Company and the Distributees in writing that a public sale or distribution of Shares by the Distributees would adversely affect such offering, then each Distributee shall, to the extent not prohibited by applicable law, (x) refrain from effecting any public sale or distribution of such Shares commencing on the effectiveness of such registration statement, (y) be entitled to include such Shares in such registration statement, subject to customary underwriter cut back, and sell such Shares pursuant thereto, and (z) sign a customary lock-up agreement with the managing underwriter (in the case of an underwritten offering) or the Company of scope and duration identical to the scope of the lock-up agreement signed by the Company and each director and executive officer of the Company, but in no event to exceed 90 days. Only one holdback arrangement under this Section shall be invoked by the Company in any 12-month period.

         2.2 Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the State of Arizona, notwithstanding any Arizona or other conflict-of-law provisions to the contrary.

         2.3 Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt, upon receipt of a facsimile transmission, or when deposited in the United States mails, first class postage prepaid, addressed as set forth below:

                  (a)      If to the Company:
                           ASR Investments Corporation
                           335 North Wilmot, Suite 250
                           Tucson, Arizona  85711
                           Attention:  Jon A. Grove, President
                           with a copy given in the manner
                           prescribed above, to:

                           O'Connor, Cavanagh, Anderson,
                             Killingsworth & Beshears, P.A.
                           One East Camelback Road
                           Phoenix, Arizona  85012
                           Facsimile:  (602) 263-2900
                           Attention:  Robert S. Kant, Esq.

                  (b) If to any Holder, to the address of such Holder as it appears in the records of Heritage LP.

                  Any party may alter the address to which communications or copies are to be sent by giving notice of such change to each of the other parties hereto of address in conformity with the provisions of this paragraph for the giving of notice.

         2.4 Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

         2.5 Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

         2.6 Section Headings. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

         2.7 Gender. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

         2.8 Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege preclude any other or further exercise of the same or any other right, remedy, power, or privilege, nor shall any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power, or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         2.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Any photographic or xerographic copy of this Agreement, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as of it were an executed counterpart of this Agreement.

         2.10 Provisions Separable. The provisions of this Agreement are independent and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

         2.11 Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or holiday.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

ASR INVESTMENTS CORPORATION                  HERITAGE COMMUNITIES, L.P.



By:________________________________________  By:________________________________
Name:      Jon A. Grove                      Its:_______________________________
Its:       Chairman of the Board, President
           and Chief Executive Officer

TRANSFERORS:

FIRST ASPEN COURT ASSOCIATES, L.P.           FIRST APPIAN WAY ASSOCIATES, L.P.


By:_______________________________________
Its:______________________________________   By:________________________________
                                             Its:_______________________________

FIRST BRIAR PARK ASSOCIATES, A WASHINGTON
LIMITED PARTNERSHIP                          FIRST GREENWOOD CREEK
                                             ASSOCIATES, L.P.

By:______________________________________
Its:_____________________________________    By:________________________________
                                             Its:_______________________________




FIRST CHELSEA PARK ASSOCIATES, L.P.          FIRST HIGHLANDS ASSOCIATES, L.P.


By:______________________________________    By:________________________________
Its:_____________________________________    Its:_______________________________

FIRST MARYMONT ASSOCIATES, L.P.              FIRST TIMBERCREEK LANDING
                                             ASSOCIATES, L.P.

By:______________________________________    By:________________________________
Its:_____________________________________    Its:_______________________________


FIRST MONTFORT ASSOCIATES, L.P.              CAMPUS DEVELOPMENT ASSOCIATES
                                             LIMITED PARTNERSHIP

By:______________________________________    By:________________________________
Its:_____________________________________    Its:_______________________________


FIRST RIVERWAY ASSOCIATES, L.P.              CAMPUS COMMONS ASSOCIATES -
                                             LIMITED PARTNERSHIP

By:______________________________________    By:________________________________
Its:_____________________________________    Its:_______________________________


FIRST SPRINGFIELD ASSOCIATES, L.P.           FIRST PACIFIC SOUTH CENTER
                                             ASSOCIATES, L.P.


By:______________________________________    By:________________________________
Its:_____________________________________    Its:_______________________________

                      [OPPENHEIMER & Co., Inc. LETTERHEAD]

                                                  November 11, 1996

The Special Committee of the
   Board of Directors of
ASR Investments Corporation
335 North Wilmot, Suite 250
Tucson, Arizona 85711

Gentlemen:

         You have requested our opinion as to whether the proposed transaction involving the acquisition of Pima Mortgage Limited Partnership ("Pima Mortgage") and Pima Realty Advisors, Inc. ("Pima Realty") by ASR Investments Corporation (the "Company") in exchange for the issuance of shares of Common Stock of the Company (the "Pima Mergers") is fair, to the Stockholders of the Company, from a financial point of view.

         Oppenheimer & Co., Inc. ("Oppenheimer"), as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. We have been retained by the Special Committee of the Board of Directors (the "Special Committee") for the purpose of, and will receive a fee for, rendering this Fairness Opinion.

         In connection with our Fairness Opinion, we have reviewed: the Pima Mortgage/Pima Realty Merger Agreement between Pima Mortgage, Pima Realty and the Company; a draft of the Proxy Statement to be provided to the Stockholders of the Company; the Company's Form 10-K for the year ended December 31, 1995 and Form 10-Q for the quarter ended June 30, 1996; the advisory agreement between the Company and Pima Mortgage; the property management agreements between the Company and Pima Realty and between Pima Realty and affiliates of Citibank, NA and a non-affiliated third-party; and certain financial and other information relating to the Company, Pima Mortgage and Pima Realty that was publicly available or furnished to Oppenheimer by the Company, Pima Mortgage and Pima Realty, including certain internal financial analysis, financial and operating forecasts, reports and other information prepared by their respective managements or representatives.

         In addition, Oppenheimer held discussions with representatives of the Company, Pima Mortgage and Pima Realty concerning each company's historical and current operations, financial condition and prospects and conducted such other
investigation,   financial   analysis  and

                                   APPENDIX H
studies and reviewed such other information and factors as it deemed appropriate for the purposes of its opinion. Oppenheimer's Fairness Opinion is based upon analysis of the foregoing factors in light of our assessment of general economic, financial and market conditions as they exist on the date hereof. In general, Oppenheimer used historical information through June 30, 1996. Events occurring after such date could materially affect the assumptions and conclusions contained in the Fairness Opinion. We have not been requested or engaged and will not undertake to reaffirm or revise our Fairness Opinion or otherwise comment upon any events occurring after the date hereof.

         In rendering the Fairness Opinion, Oppenheimer relied, without assuming responsibility for independent verification, on the accuracy and completeness of all financial and operating data, financial analysis, financial and operating forecasts, reports and other information that were publicly available, compiled or approved by or otherwise furnished or communicated to Oppenheimer by or on behalf of the Company, Pima Mortgage and Pima Realty. With respect to the financial and operating forecasts prepared by the Company, Pima Mortgage and Pima Realty and furnished to Oppenheimer, Oppenheimer assumed, with the Special Committee's approval, that they reflected the best current judgment of management of the Company, Pima Mortgage and Pima Realty as to future financial performance, and that there was a reasonable probability that the projections would prove to be substantially correct. Oppenheimer did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, Pima Mortgage and Pima Realty nor was Oppenheimer furnished with any such evaluation or appraisal.

         Furthermore, Oppenheimer expressed no opinion as to the price or trading range at which the Company's Common Stock would trade following the completion of the Pima Mergers.

         It is understood that this Fairness Opinion is not to be quoted, referred to, excerpted or summarized in whole or in part, or used for any purpose, without our written consent. Oppenheimer hereby consents to the inclusion of its opinion in the Company's Proxy Statement relating to the Acquisition. We have been engaged by the Special Committee for the purpose of rendering this Fairness Opinion, in connection with which we will receive a fee payable in installments (i) upon engagement and (ii) upon the rendering of the Fairness Opinion.

         Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the consideration to be paid in the Pima Mergers is fair, from a financial point of view, to the Stockholders of the Company.

                                             Very truly yours,


                                             /s/ Oppenheimer & Co., Inc.
                                             Oppenheimer & Co., Inc.

                            Form of Bylaws Amendment





























                                   APPENDIX I

              Amendment to Article III, Section 3.08 of the Bylaws
                    Section 3.08 currently reads as follows
                   (portion to be amended in strikeout form)

     Section 3.8. Quorum and Voting. At all meetings of the board, a majority of the entire board of directors shall constitute a quorum for the transaction of business and the action of a majority of the directors present at any meeting at which a quorum is present shall be the action of the board of directors unless the concurrence of a greater proportion is required for such action by law, the corporation's articles of incorporation or these by-laws. If a quorum shall not be present at any meeting of directors, the directors present thereat may, by a majority vote, adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Notwithstanding the first paragraph of this section 3.08, any action pertaining to a transaction involving the corporation in which any advisor , any director or officer of the corporation or any affiliate of any of the forgoing persons has an interest shall specifically be approved with respect to any isolated transactions or generally be approved with respect to any series of similar transactions, by a majority of the members of the board of directors who are not affiliates of such interested party, even if the independent directors constitute less than a quorum. In approving any such transaction or series of transactions the independent directors must determine that:

     (a) the transaction as contemplated is fair and reasonable to the corporation and its stockholders;

     (b) [if an acquisition of property other than mortgage loans is involved, the total consideration is not in excess of the appraised value of such property being acquired; and]*

     (c) if the transaction involves compensation to any advisor or its affiliates for services rendered in a capacity other than that contemplated by the management arrangements, to the knowledge of the directors such compensation is not greater than the customary charges for comparable services generally available from other competent unaffiliated persons.

*Note-  lines  within  []  represents  stikeout  text.

              Amendment to Article III, Section 3.08 of the Bylaws
                Section 3.08 shall be amended to read as follows
                          (amended portion in italics):

         Section 3.8. Quorum and Voting. At all meetings of the board, a majority of the entire board of directors shall constitute a quorum for the transaction of business and the action of a majority of the directors present at any meeting at which a quorum is present shall be the action of the board of directors unless the concurrence of a greater proportion is required for such action by law, the corporation's articles of incorporation or these by-laws. If a quorum shall not be present at any meeting of directors, the directors present thereat may, by a majority vote, adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Notwithstanding the first paragraph of this section 3.08, any action pertaining to a transaction involving the corporation in which any advisor , any director or officer of the corporation or any affiliate of any of the forgoing persons has an interest shall specifically be approved with respect to any isolated transactions or generally be approved with respect to any series of similar transactions, by a majority of the members of the board of directors who are not affiliates of such interested party, even if the independent directors constitute less than a quorum. In approving any such transaction or series of transactions the independent directors must determine that:

     (a) the transaction as contemplated is fair and reasonable to the corporation and its stockholders;

     (b) {if an acquisition of property other than mortgage loans is involved, the total consideration is not in excess of the appraised value of such property being acquired or if an acquisition of or merger with Pima Realty Advisors, Inc., JG Mortgage Advisors, Inc., FP Mortgage Advisors, Inc., and JC Mortgage Advisors, Inc. is involved, the approval of such transactions is recommended by a majority vote of a committee comprising the independent members of, and is approved by, the board of directors following the receipt by such committee of a favorable report as to the fairness to the stockholders of the corporation of the consideration to be paid in connection with such transactions, and so long as the issuance of any shares related to the transactions is approved by a majority of votes cast by stockholders.}*

     (c) if the transaction involves compensation to any advisor or its affiliates for services rendered in a capacity other than that contemplated by the management arrangements, to the knowledge of the directors such compensation is not greater than the customary charges for comparable services generally available from other competent unaffiliated persons.

*Note- lines within { } represents  italics text.

                           SECOND AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                           ASR INVESTMENTS CORPORATION

                  ASR Investments Corporation, a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                  FIRST: The Corporation desires to amend and restate its Charter as currently in effect. Therefore, the Charter of the Corporation is hereby amended and restated to read in its entirety as follows:


                                    ARTICLE I
                                  INCORPORATORS

                  The undersigned Jon A. Grove and Joseph C. Chan, each of whose address is 335 North Wilmot, Suite 250, Tucson, Arizona 85711, and each being at least 18 years of age, do hereby act as incorporators, under and by virtue of the General Corporation Law of the State of Maryland authorizing the formation of corporations and with the intention of forming a corporation.

                                   ARTICLE II
                                      NAME

                  The  name  of  the   corporation   shall  be  ASR  Investments
Corporation (the "Corporation").

                                   ARTICLE III
                                    PURPOSES

                  The purposes for which the Corporation is formed, and the business and objects to be carried on and promoted by it, are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code")) for which corporations may be organized under the General Corporation Law of the State of Maryland as now or hereafter in force.

                                   ARTICLE IV
                                PRINCIPAL OFFICE

                  The present address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202.

                                    ARTICLE V
                                 RESIDENT AGENT

                  The name and address of the resident agent of the Corporation in the State of Maryland are The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. Said resident agent is a Maryland corporation.

                                   APPENDIX J

                                   ARTICLE VI
                                  CAPITAL STOCK

                  (a) Authorized Capital Stock. The total number of shares of stock ("Capital Stock") which the Corporation has authority to issue is Forty Million (40,000,000) shares of Capital Stock amounting in aggregate par value to Four Hundred Thousand Dollars ($400,000). All of the authorized shares are classified as Common Stock of the same class (the "Common Stock").

                  (b) Common Stock. Each share of Common Stock shall entitle the owner thereof to vote at the rate of one (1) vote for each share held.

                  (c)  Fractional   Shares.  The  Corporation  shall  not  issue
fractional shares of its Capital Stock.

                  (d) Capital Stock Restrictions. All persons who acquire shares of Capital Stock in the Corporation shall acquire such shares subject to the provisions of these Articles of Incorporation and the Bylaws of the Corporation.

                                   ARTICLE VII
                                    DIRECTORS

                  The number of directors of the Corporation shall be not less than three nor more than fifteen, which number may be increased or decreased pursuant to the Bylaws of the Corporation, but shall never be less than the minimum number permitted by the General Corporation Law of the State of Maryland now or hereafter in force. The names of the directors who shall serve until their successors are duly elected and qualified are Jon A. Grove, Joseph C. Chan, Frank S. Parise, Jr., John J. Gisi, Raymond L. Horn, Earl M. Baldwin and Frederick C. Moor.

                                  ARTICLE VIII
                   RIGHTS AND POWERS OF DIRECTORS AND OFFICERS

                  The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

                  (a) Issuance of Capital Stock. The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of its Capital Stock of any class or series, whether now or hereafter authorized, and securities convertible into shares of its Capital Stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable and without any action by the stockholders, subject to such limitations as may be set forth in these Articles of Incorporation, in the Bylaws of the Corporation or in the General Corporation Law of the State of Maryland.

                  (b) No Preemptive Rights. No holder of any shares of Capital Stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any shares of Capital Stock or any other securities of the Corporation other than such right, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any shares of Capital Stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to certain holders of shares of Capital Stock to the exclusion of any other holders of shares of Capital Stock.

                  (c) Indemnification. To the maximum extent permitted by the General Corporation Law of the State of Maryland, as from time to time amended, the Corporation shall indemnify its currently acting and its former directors against any and all liabilities and expenses incurred in connection with their services in such capacities, shall indemnify its currently acting and its former officers to the full extent that indemnification shall be provided to directors, and may indemnify its employees and agents and persons who serve and have served, at its request as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture or other enterprise as may be determined by the Board of Directors. The Corporation shall, also to the same extent, advance expenses to its directors and officers and may advance expenses to other indemnified persons and may by Bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents. In addition, the Corporation may indemnify and advance expenses to its currently acting and former officers who do not serve as directors to such further extent as shall be authorized by the Board of Directors and be consistent with law.

                  (d) Agreements. Subject to such conditions, if any, as may be required by any applicable law, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby any such other person, corporation, association, company, trust, partnership (limited or general) or other organization shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including without limitation and if deemed fair and reasonable by the Board of Directors, the compensation payable thereunder by the Corporation).

                  (e) Related Party Transactions. A contract or other transaction between the Corporation and any of its directors or between the Corporation and any other corporation, firm or other entity in which any of its directors is a director or has a material financial interest is not void or voidable solely because of any one or more of the following: The common directorship or interest; the presence of the director at the meeting of the Board of Directors which authorizes, approves, or ratifies the contract or transaction; or the counting of the vote of the director for the authorization, approval, or ratification of the contract or transaction. This section (e) applies only if:

                           (i) the fact of the common  directorship  or interest
                  is disclosed to or otherwise known by (A) the Board of Directors and the Board of Directors authorizes, approves, or ratifies the contract or transaction by the affirmative vote of a majority of the disinterested directors, even if the disinterested directors constitute less than a quorum; or (B) the stockholders entitled to vote, and the contract or transaction is authorized, approved, or ratified by a majority of the votes cast by the stockholders entitled to vote other than the votes of the shares owned or record or beneficially by the interested director or Corporation, firm, or other entity; or

                           (ii)  the  contract  or   transaction   is  fair  and
reasonable to the Corporation.

                  Common or interested directors or the stock owned by them or by an interested corporation, firm, or other entity may be counted in determining the presence of a quorum at a meeting of the Board of Directors or at a meeting of the stockholders, as the case may be, at which the contract or transaction is authorized, approved, or ratified. If a contract or transaction is not authorized, approved, or ratified in one of the ways provided for in clause (i) of the second sentence of section (e), the person asserting the validity of the contract or transaction bears the burden of proving that the contract or transaction was fair and reasonable to the Corporation at the time that it was authorized, approved, or ratified. The procedures in this section
(e) do not apply to the fixing by the Board of Directors of reasonable compensation for a director, whether as a director or in any other capacity.

                  (f) Other Powers. The Board of Directors of the Corporation shall have power from time to time and in its sole discretion to determine in accordance with sound accounting practice, what constitutes annual or other net profits, earnings, surplus or net assets in excess of capital; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof;

to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by applicable statute or by the Bylaws, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized so to do by resolution of the Board of Directors; and to determine any matters relating to the acquisition, holding and disposition of any assets by the Corporation.

                  (g) Statutory Powers. The enumeration and definition of particular powers of the Board of Directors included in this Article VIII shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the Charter of the Corporation or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the law of the State of Maryland now or hereafter in force.

                  (h) Liability. To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

                  (i) Majority Vote. Notwithstanding any provisions of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of capital stock or of the total number of shares of any class of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of stockholders of all classes outstanding and entitled to vote thereon, except as other wise provided in these Articles of Incorporation.

                  (j) Amendments to Charter. The Corporation reserves the right from time to time to make any amendments of its Charter which may now or hereafter be authorized by law, including any amendments altering the terms or contract rights, as expressly set forth in the Charter, of any of its outstanding Capital Stock.

                  (k) Bylaws. The Board of Directors, and not the stockholders, shall have the exclusive power to make, alter, amend or repeal the Bylaws of the Corporation.

                                   ARTICLE IX
                REIT-RELATED RESTRICTIONS AND LIMITATIONS ON THE
                        EQUITY SHARES OF THE CORPORATION

                  Subsequent to the Effective Date (as hereinafter defined) and until the Restriction Termination Date (as hereinafter defined), all Capital Stock of the Corporation shall be subject to the following restrictions and limitations intended to preserve the Corporation's status as a REIT:

                  (a) Definitions. The following terms shall have the following meanings:

                           "Acquire" shall mean the acquisition of Beneficial or
Constructive Ownership of Capital Stock, whether by a Transfer, Non-Transfer Event or by any other means, including, without limitation, an acquisition pursuant to the exercise of an option, warrant, pledge or other security interest or similar right to acquire shares, but shall not include the acquisition of any such rights unless, as a result, the acquiror would be considered a Beneficial Owner, as defined below.

                           "Beneficial   Ownership"   shall  mean  ownership  of
Capital Stock by a Person who would be treated as an owner of Capital Stock either directly or indirectly under Code Section 542(a)(2), taking into account, for this purpose, constructive ownership determined under Code Section 544, as modified by Code Section

856(h)(1)(B) (except where expressly provided otherwise). The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

                           "Beneficiary"  shall mean,  with respect to any Share
Trust, one or more organizations described in each of Code Section 170(b)(1)(A) (other than clauses (vii) or (viii) thereof) and Code Section 170(c)(2) that are named by the Share Trust as the beneficiary or beneficiaries of such Share Trust, in accordance with the provisions of Article X.

                           "Closely-Held Restriction" shall mean the restriction
under Code Section 856(a)(6) that a REIT not be "closely held" within the meaning of Code Section 856(h).

                           "Code" shall mean the Internal  Revenue Code of 1986,
as amended and in effect from time to time, or any successor statute thereto, as interpreted by the applicable regulations thereunder. Any reference herein to a specific Code section or sections shall be deemed to include a reference to any corresponding provision of future law.

                           "Constructive  Ownership"  shall  mean  ownership  of
Capital Stock by a Person who would be treated as an owner of such Capital Stock either directly or constructively through the application of Code Section 318, as modified by Code Section 856(d)(5). The terms "Constructively Own," "Constructively Owned" and "Constructive Owner" shall have the correlative meanings.

                           "Effective Date" shall mean the date upon which these
Amended and Restated Articles of Incorporation are received, approved and recorded by the State of Maryland State Department of Assessments and Taxation.

                           "Market  Price" on any date shall mean the average of
the Closing Price for the five consecutive Trading Days ending on such date. The "Closing Price" on any day shall mean the last reported sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the NASDAQ- National Market System, of the class of Capital Stock of the Corporation, or if not so listed or admitted to trading or included for quotation, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock as selected in good faith by the Board of Directors of the Corporation. "Trading Day" shall mean a day on which the principal national securities exchange on which such Capital Stock is listed or admitted to trading is open for the transaction of business or, if such Capital Stock is not listed or admitted on any national securities exchange, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                           "Minimum  Stockholder  Requirement"  shall  mean  the
requirement under Code Section 856(a)(5) that the capital stock of a REIT be beneficially owned by no fewer than 100 Persons (determined without reference to any rules of attribution under the Code).

                           "Non-Transfer Event" shall mean an event other than a
purported Transfer that would cause any Person to Beneficially Own or Constructively Own Capital Stock in excess of the Ownership Limit (or would cause the Corporation to fail to qualify as a REIT), including, without limitation, a change in the capital structure of the Corporation.

                           "Ownership  Limit" shall initially mean, with respect
to the Capital Stock, 9.8 percent of the lesser of (i) the total number, or (ii) the value of the total number, of outstanding shares of Capital Stock, unless the Board of Directors exempts a person from the Ownership Limit in accordance with section (f) of Article IX.

                           "Partnership" shall mean Heritage Communities,  L.P.,
a Delaware limited partnership formed pursuant to the Partnership Agreement and any successor thereto.

                           "Partnership  Agreement"  shall mean the agreement of
limited partnership establishing the Partnership, as the same may be amended, supplemented or restated from time to time.

                           "Permitted   Transferee"   shall   mean  any   Person
designated as Permitted  Transferee in accordance with the provisions of section
(e) of Article X.

                           "Person"  shall  mean  an  individual,   corporation,
general partnership, limited partnership, limited liability company, joint venture, estate, trust (including a trust qualified under Code Section 401(a) or 501(c)(17)), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Code Section 642(c), association, private foundation within the meaning of Code Section 509(a), joint stock company, consortia, bank, trust company, government agency, political subdivision or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended but does not include an underwriter who participates in any public offering of Common Stock and/or securities convertible into or exchangeable for Common Stock subsequent to the Effective Date (a "Secondary Offering") for a period of 60 days following the purchase by such underwriter of Common Stock and/or securities convertible into or exchangeable for Common Stock in such Secondary Offering.

                           "Purported  Beneficial  Transferee"  shall mean, with
respect to any purported Transfer that results in Shares-in-Trust, the purported beneficial transferee for whom the Purported Record Transferee would have Acquired Capital Stock of the Corporation if such Transfer had been valid under section (b) of this Article IX.

                           "Purported   Record   Transferee"  shall  mean,  with
respect to any purported Transfer which results in Shares-in-Trust, the Person who would have been the record holder of the Capital Stock of the Corporation if such Transfer had been valid under section (b) of this Article IX.

                           "REIT"  shall  mean a real  estate  investment  trust
under Code Section 856 et seq.

                           "Restriction  Termination  Date" shall mean the first
day after the Effective Date on which the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT.

                           "Share  Trust" shall mean any separate  trust created
pursuant to section (a) of Article X and administered in accordance with the terms of Article X, for the exclusive benefit of any Beneficiary.

                           "Shares-in-Trust"   shall  mean  any  Capital   Stock
designated Shares-in-Trust pursuant to section (a) of Article X.

                           "Share  Trustee"  shall mean the trustee of the Share
Trust, which is selected by the Corporation but not affiliated with the Corporation, the Partnership or a Beneficiary, and any successor trustee appointed by the Corporation.

                           "Tenant  Ownership  Limit" shall mean the  limitation
that the Corporation may not Constructively Own 10 percent or more of the ownership interests in a tenant of real property of the Corporation, the Partnership or any wholly-owned subsidiary of the Corporation, which ownership would cause any rents from such real property to not be considered "rents from real property" under Code Section 856(d)(2)(B).

                           "Transfer" (as a noun) shall mean any sale, transfer,
gift, assignment, devise or other disposition of Capital Stock or the right to vote or receive dividends on Capital Stock (including without limitation (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Capital Stock or the right to vote or receive dividends on Capital Stock or (ii) the sale, transfer, assignment or other disposition or grant of any securities or rights convertible into or exchangeable for Capital Stock, or the right to vote or receive dividends on Capital Stock), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise. "Transfer" (as a verb) shall have a correlative meaning.

                  (b) Ownership Limitation and Transfer Restrictions.

                           (i) Except as provided in section (f) of this Article
IX, from and after the Effective Date and prior to the  Restriction  Termination
Date: (1) no Person shall Beneficially Own or Constructively Own Capital Stock in excess of the Ownership Limit; (2) no Person shall Acquire Capital Stock if, as a result of such acquisition, the Minimum Stockholder Requirement would be violated; (3) no Person shall Acquire Capital Stock or any interest therein if, as a result of such acquisition, the Closely-Held Restriction would be violated or the Corporation would otherwise fail to qualify as a REIT; and (4) no Person shall Acquire Capital Stock or any interest therein if, as a result of such acquisition, the Tenant Ownership Limit would be violated.

                           (ii) Any Transfer that would result in a violation of
the restrictions in section (b)(i) above shall be void ab initio as to the purported Transfer of such number of shares of Capital Stock that would cause the violation of the applicable restriction in section (b)(i) above, and the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no rights in such Capital Stock.

                  (c) Automatic Transfer to Share Trust

                           (i)  If,   notwithstanding   the   other   provisions
contained in this Article IX, at any time from and after the Effective Date and prior to the Restriction Termination Date, there is a purported Transfer or
Non-Transfer Event such that any Person would either Beneficially Own or Constructively Own Capital Stock in excess of the Ownership Limit, then, except as otherwise provided in section (f) of this Article IX, (1) the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no right or interest (or, in the case of a Non-Transfer Event, the person holding record title to the Capital Stock Beneficially Owned or Constructively Owned by such Beneficial Owner or Constructive Owner, shall cease to own any right or interest) in such number of shares of Capital Stock which would cause such Purported Record Transferee (and Purported Beneficial Transferee, if different) to Beneficially Own or Constructively Own Capital Stock in excess of the Ownership Limit (rounded up to the nearest whole share),
(2) such number of shares of Capital Stock in excess of the Ownership Limit (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of section (a) of Article X, transferred automatically and by operation of law to the Share Trust to be held in accordance with Article X and (3) such Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall submit such number of shares of Capital Stock to the Share Trust for registration in the name of the Share Trustee.

                           (ii)  If,   notwithstanding   the  other   provisions
contained in this Article IX, at any time from and after the Effective Date and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would result in a violation of the Minimum Stockholder Requirement, the Closely-Held Restriction, or the Tenant Ownership Limit, or would otherwise result in a loss of the Corporation's REIT status (collectively, a "Transfer Violation"), then, except as otherwise provided in section (f) of this Article IX, (1) the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no right or interest (or, in the case of a Non-Transfer Event, the person holding record title to the Capital Stock with respect to which such Non-Transfer Event occurred, shall cause to own any right or interest) in such number of shares of Capital Stock, the ownership of which by such Purported Record Transferee (and Purported Beneficial Transferee, if different) would result in a Transfer Violation, (2) such number of shares of Capital Stock (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of section (a) of Article X, transferred automatically and by operation of law to the Share Trust to be held in accordance with Article
X, and

(3) the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall submit such number of shares of Capital Stock to the Share Trust for registration in the name of the Share Trustee.

                           (iii) Any Purported Record  Transferee (and Purported
Beneficial Transferee, if different) shall acquire no right or interest (or, in the case of a Non-Transfer Event, the person holding title to the shares of Capital Stock Beneficially Owned or Constructively Owned by such Beneficial Owner or Constructive Owner, shall cease to own any right or interest) in such number of shares of Capital Stock which would cause such Person to violate the Ownership Limit or trigger a Transfer Violation. Such transfer to a Share Trust and the designation of shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

                  (d) Remedies for Breach. If the Board of Directors or its designee shall at any time determine in good faith that a purported Transfer of Capital Stock has taken place in violation of section (b) of this Article IX or that a Person intends to acquire or has attempted to acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any Capital Stock of the Corporation in violation of section (b) of this Article IX, the Corporation's Board of Directors shall take such action as it deems advisable to refuse to give effect to such Transfer or acquisition on the books of the Corporation or instituting proceedings to enjoin such Transfer or acquisition; provided, however, that any Transfer, attempted Transfer, acquisition or attempted acquisition in violation of section (b)(i) of this Article IX shall automatically result in the transfer described in section (c) of this Article IX, irrespective of any action (or non-action) by the Board of Directors, except as provided in section (f) of this
Article IX.

                  (e) Notices of Restricted Transfer.

                           (i) Any Person who  acquires  or  attempts to acquire
Capital Stock in violation of section (b) of this Article IX, and any Person who is a Purported Record Transferee or a Purported Beneficial Transferee of shares of Capital Stock that are transferred to a Share Trust under section (c) of this
Article IX, shall immediately give written notice to the Corporation of such event, shall submit to the Corporation such number of shares of Capital Stock to be transferred to the Share Trust and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer or such Non-Transfer Event on the Corporation's status as a REIT.

                           (ii) From and after the  Effective  Date and prior to
the Restriction Termination Date, every Beneficial Owner or Constructive Owner of more than 5 percent (or such other percentage, as provided in the pertinent income tax regulations promulgated under the Code) of the number or value of the outstanding shares of Capital Stock of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Capital Stock Beneficially or Constructively Owned, and a description of how such shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such additional information that the Corporation may reasonably request in order to determine the effect, if any, of such Beneficial or Constructive Ownership on the Corporation's status as a REIT and to ensure compliance with the Ownership Limit.

                           (iii) From and after the Effective  Date and prior to
the Restriction Termination Date, each Person who is a Beneficial Owner or Constructive Owner of shares of Capital Stock of the Corporation and each Person (including the stockholder of record) who is holding Capital Stock of the Corporation for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may reasonably request to determine the Corporation's status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance and to ensure compliance with the Ownership Limit.

                  (f) Exception. Upon the receipt of evidence satisfactory to the Board of Directors that the restrictions contained in sections (b)(i)(2),
(3) or (4) of this Article IX will not be violated, and upon such other conditions as the Board of Directors may impose, the Board of Directors in its reasonable discretion may exempt a Person from the restriction in section
(b)(i)(1), but only provided the intended transferee has given written notice to the Board of Directors of the proposed transfer no later than the fifteenth day prior to such transfer that, if consummated, would result in the intended transferee's owning shares of Capital Stock in violation of section (b)(i)(1) of this Article IX.

                  (g) Legend. Each certificate for shares of Capital Stock shall bear substantially the following legend:

                  "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE CORPORATION'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). EXCEPT AS OTHERWISE PROVIDED PURSUANT TO THE CHARTER OF THE CORPORATION, NO PERSON MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN (1) COMMON SHARES OF THE CORPORATION IN EXCESS OF 9.8 PERCENT OF THE LESSER OF THE TOTAL NUMBER OR VALUE OF THE OUTSTANDING COMMON SHARES OF THE CORPORATION, (2) CAPITAL STOCK THAT WOULD RESULT IN THE TRUST BEING "CLOSELY HELD" UNDER CODE SECTION 856(a)(6), (3) CAPITAL STOCK THAT WOULD RESULT IN THE CAPITAL STOCK BEING BENEFICIALLY OWNED BY FEWER THAN 100 PERSONS (DETERMINED WITHOUT REFERENCE TO ANY RULES OF ATTRIBUTION) OR (4) CAPITAL STOCK THAT WOULD CAUSE THE CORPORATION OR HERITAGE
                  COMMUNITIES, L.P., A DELAWARE LIMITED PARTNERSHIP, TO CONSTRUCTIVELY OWN 10 PERCENT OR MORE OF THE OWNERSHIP INTERESTS IN A TENANT OF THE REAL PROPERTY OF THE CORPORATION OR HERITAGE COMMUNITIES, L.P. WITHIN THE MEANING OF CODE
                  SECTION 856(d)(2)(B), WITH FURTHER RESTRICTIONS AND EXCEPTIONS SET FORTH IN THE CORPORATION'S CHARTER. ANY PERSON WHO ATTEMPTS OR PROPOSES TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION IN WRITING. IF AN ATTEMPT IS MADE TO VIOLATE OR THERE IS A VIOLATION OF THESE RESTRICTIONS (i) ANY PURPORTED TRANSFER WILL BE VOID AB INITIO AND WILL NOT BE RECOGNIZED BY THE CORPORATION, (ii) THE CAPITAL STOCK IN VIOLATION OF THESE RESTRICTIONS, WHETHER AS A RESULT OF A TRANSFER OR NON-TRANSFER EVENT, WILL BE TRANSFERRED AUTOMATICALLY AND BY OPERATION OF LAW TO A SHARE TRUST AND SHALL BE DESIGNATED SHARES-IN-TRUST. ALL TERMS USED IN THIS LEGEND AND DEFINED IN THE CORPORATION'S CHARTER HAVE THE MEANINGS DEFINED IN THE CORPORATION'S CHARTER, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON OWNERSHIP AND TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS."

                  (h)  Remedies  Not  Limited.  Subject to  section  (k) of this
Article IX, nothing contained in this Article shall limit the authority of the Board of Directors to take such other action as in its sole discretion deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation's status as a REIT.

                  (i) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article IX, including any definition contained in section (a) of this Article IX, the Board of Directors shall have the power to determine the application of the provisions of this Article IX and Article X with respect to any situation based on the facts known to it.

                  (j) Severability. If any provision of this Article IX or any application of any such provision is determined to be invalid by a federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

                  (k) Settlement. Nothing in this Article precludes the settlement of transactions entered into through the facilities of any national securities exchange, but the shares of Capital Stock which are the subject to such transaction shall continue to be subject to the terms of this Article IX and Article X subsequent to such settlement.

                                    ARTICLE X
                                 SHARES IN TRUST

                  (a) Share Trust. Any Capital Stock transferred to a Share Trust and designated Shares-in-Trust pursuant to section (c) of Article IX shall be held for the exclusive benefit of the Beneficiary. The Corporation shall name a Beneficiary and Share Trustee of each Share Trust within five days after discovery of the existence thereof. Any transfer to a Share Trust and designation of Capital Stock as Shares-in-Trust, pursuant to section (c) of
Article IX shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event that results in the transfer to the Share Trust. Shares-in-Trust shall remain issued and outstanding shares of Capital Stock of the Corporation and shall be entitled to the same rights and privileges on identical terms and conditions as are all other issued and outstanding shares of Capital Stock of the same class and series. When transferred to the Permitted Transferee in accordance with the provisions of section (e) of this Article X, such Shares-in-Trust shall cease to be designated as Shares-in-Trust.

                  (b) Dividend Rights. The Share Trustee, as record holder of Shares-in-Trust, shall be entitled to receive all dividends and distributions as may be declared by the Board of Directors and shall hold such dividends or distributions in trust for the benefit of the Beneficiary. The Purported Record Transferee (or Purported Beneficial Transferee, if applicable) with respect to Shares-in-Trust shall repay to the Share Trustee the amount of any dividends or distributions received by it that (i) are attributable to any Capital Stock designated as Shares-in-Trust and (ii) the record date of which was on or after the date that such shares became Shares-in-Trust. The Corporation shall take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to the Purported Record Transferee (or Purported Beneficial Transferee, if applicable), including, if necessary, withholding any portion of future dividends or distributions payable on Capital Stock Beneficially Owned or Constructively Owned by the Person who, but for the provisions of section (c) of Article IX would Constructively Own or Beneficially Own the Shares-in-Trust; and, as soon as reasonably practicable following the Corporation's receipt or withholding thereof, shall pay over to the Share Trustee for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

                  (c) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of (other than a dividend), the Corporation, each Share Trustee of Shares-in-Trust shall be entitled to receive, ratably with each other holder of Capital Stock of the same class or series, that portion of the assets of the Corporation which is available for distribution to the holders of such class and series of Capital Stock. The Share Trustee shall distribute to the Purported Record Transferee the amounts received upon such liquidation, dissolution, or winding up, or distribution; provided, however, that the Purported Record Transferee shall not be entitled to receive amounts pursuant to this section (c) in excess of, in the case of a purported Transfer in which the Purported Record Transferee gave value for Capital Stock and which Transfer resulted in the transfer of the shares to the Share Trust, the price per share, if any, such Purported Record Transferee paid for the Capital Stock and, in the case of a Non-Transfer Event or Transfer in which the Purported

Record Transferee did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Share Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer. Any remaining amount in such Share Trust shall be distributed to the Beneficiary.

                  (d) Voting Rights. The Share Trustee shall be entitled to vote all Shares-in-Trust. Any vote by a Purported Record Transferee as a holder of Capital Stock prior to the discovery by the Corporation that the Capital Stock are Shares-in-Trust shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such Shares-in-Trust and the Purported Record Transferee shall be deemed to have given, as of the close of business on the business day prior to the date of the purported Transfer or non-Transfer Event that results in the transfer to the Share Trust of Capital Stock under section
(c) of Article IX an irrevocable proxy to the Share Trustee to vote the Shares-in-Trust in the manner in which the Share Trustee in its sole and absolute discretion, desires.

                  (e) Designation of Permitted Transferee. The Share Trustee shall have the exclusive and absolute right to designate a Permitted Transferee of any and all Shares-in-Trust. In an orderly fashion so as not to materially adversely affect the Market Price of the Shares-in-Trust, the Share Trustee shall designate a Person as Permitted Transferee, provided, however, that (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale), at a price as set forth in section (g) of this Article X, the Shares- in-Trust and (ii) the Permitted Transferee so designated may acquire such Shares-in-Trust without such acquisition resulting in a transfer to a Share Trust and the redesignation of such Capital Stock so acquired as Shares-in-Trust under section (c) of Article IX. Upon the designation by the Share Trustee of a Permitted Transferee in accordance with the provisions of this section (e), the Share Trustee of a Share Trust shall (i) cause to be transferred to the Permitted Transferee that number of Shares-in-Trust acquired by the Permitted Transferee, (ii) cause to be recorded on the books of the Corporation that the Permitted Transferee is the holder of record of such number of Capital Stock, and (iii) distribute to the Beneficiary any and all amounts held with respect to the Shares-in-Trust after making any required payment to the Purported Record Transferee pursuant to section (f) of this Article X.

                  (f) Compensation to Record Holder of Capital Stock that Became
Shares-in-Trust.  Any purported Record  Transferee shall be entitled  (following discovery of the Shares-in-Trust and subsequent designation of the Permitted Transferee in accordance with section (e) of this Article X) to receive from the Share Trustee upon the sale or other disposition of such Shares-in-Trust the lesser of (i) in the case of (1) a purported Transfer in which the Purported Record Transferee (or Purported Beneficial Transferee, if applicable) gave value for Capital Stock and which Transfer resulted in the transfer of the shares to the Share Trust, the price per share, if any, such Purported Record Transferee (or Purported Beneficial Transferee, if applicable) paid for the Capital Stock, or (2) a Non-Transfer Event or Transfer in which the Purported Record Transferee (or Purported Beneficial Transferee, if applicable) did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Share Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer, and (ii) the price per share received by the Share Trustee of the Share Trust from the sale or other disposition of such Shares-in-Trust in accordance with section (e) or (g) of this Article X. Any amounts received by the Share Trustee in respect of such Shares-in-Trust and in excess of such amounts to be paid the Purported Record Transferee pursuant to this section (f) shall be distributed to the Beneficiary in accordance with the provisions of section (e) of this Article X. Each Beneficiary and purported Record Transferee (and Purported Beneficial Transferee, if different) waives any and all claims that each may have against the Share Trustee and the Share Trust arising out of the disposition of the Shares-in-Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this
Article X by, such Share Trustee or the Corporation.

                  (g) Purchase Right in Shares-in-Trust. Shares-in-Trust shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Shares-in-Trust (or, in the case of a devise, gift or Non-Transferee Event, the Market Price at the time of such devise, gift or Non-Transfer Event) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of 90 days after the later of (i) the date of the Non-Transfer Event or purported Transfer which resulted in such Shares-in-Trust, and (ii) the date the Corporation determines in good faith that a Transfer or Non-Transfer Event resulting in Shares-in-Trust has occurred, if the Corporation does not receive a notice of such Transfer or Non-Transfer Event pursuant to section (e) of Article IX. ARTICLE XI AMENDMENTS

                  The  Corporation  reserves the right from time to time to make any amendments to its Articles of Incorporation which may be now or hereafter authorized by law, including any amendments changing the terms or contract rights of any of its outstanding capital stock by classification, reclassification, or otherwise.

                                   ARTICLE XII
                                    DURATION

                  The duration of the Corporation shall be perpetual.


                  SECOND: The amendment and restatement of the Charter of the Corporation herein made was approved by a majority of the entire Board of Directors, was advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by law.

                  THIRD: The provisions set forth in the above articles of amendment and restatement are all of the provisions of the Corporation's Charter currently in effect as hereby amended.

                  FOURTH: The current address of the principal office of the Corporation is as set forth above in Article IV of these amended and restated articles and the Corporation's current resident agent is as set forth in Article V of these amended and restated articles.

                  FIFTH: The Corporation currently has seven directors; the directors currently in office are named in Article VII of these amended and restated articles.

                  SIXTH: These amended and restated articles do not increase the authorized stock of the Corporation or the aggregate par value of such authorized stock.


                  IN WITNESS WHEREOF, ASR Investments Corporation has caused these amended and restated articles to be signed in its name and on its behalf by its President, Jon A. Grove, and attested by its Secretary, Joseph C. Chan, on the _____ day of ________________, 1997.


                  The undersigned President acknowledges these Articles of Amendment to be the corporate act of the Corporation and states that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.


Attest:                                 ASR INVESTMENTS CORPORATION



---------------------------------       ----------------------------------------
Secretary                               President

                           ASR INVESTMENTS CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      FOR A SPECIAL MEETING OF STOCKHOLDERS
                                 March 27, 1997

                  The undersigned stockholder of ASR INVESTMENTS CORPORATION, a Maryland corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated March 27, 1997, and hereby appoints Jon A. Grove and Joseph C. Chan, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf of and in the name of the undersigned, to represent the undersigned at a Special Meeting of Stockholders of the Company, to be held on April 23, 1997, at 9:00 a.m., local time, at the Viscount Suite Hotel, 4855 E. Broadway Boulevard, Tucson, Arizona, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below. All defined terms have the meaning set forth in the Proxy Statement.

1. APPROVAL OF THE COMBINATION PROPOSAL (Stockholders may vote with respect to the entire Combination Proposal or the Components of the Combination Proposal):

                  (a) Approval of the Combination Proposal providing for the issuance of up to 1,980,000 shares of the Common Stock of the Company in connection with the Transactions contemplated by the Master Combination and Contribution Agreement.

                  [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

                  (b)(i) Approval of the Winton Components of the Combination Proposal relating to the Exchange Offer, the Asset Transfer, and the Associates Merger.

                  [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

                  (b)(ii) Approval of the Pima Components of the Combination Proposal relating to the Pima Mergers (which involve the mergers of companies that are affiliated with officers of the Company) and the amendment to Section
3.08 of the Bylaws of the Company.

                  [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

                  THE  APPROVAL  OF  PROPOSAL  1(b)(i)  IS  CONDITIONED  ON  THE
APPROVAL OF PROPOSAL 1(b)(ii). ACCORDINGLY, A VOTE AGAINST EITHER PROPOSAL 1(b)(i) or PROPOSAL 1(b)(ii) WILL HAVE THE SAME EFFECT AS A VOTE AGAINST PROPOSAL 1(b)(i). THE APPROVAL OF PROPOSAL 1(b)(ii) IS NOT CONDITIONED ON THE APPROVAL OF PROPOSAL 1(b)(i).

2. Approval and adoption of the Amendment and Restatement of the Amended and Restated Articles of Incorporation of the Company to include additional provisions designed to further protect the Company's status as a real estate investment trust.

                  [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

                  THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE APPROVAL OF THE COMBINATION PROPOSAL; FOR THE APPROVAL AND ADOPTION OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                  A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                                    Dated:__________________, 1997

                                    ___________________________________________
                                    Signature

                                    ___________________________________________
                                    Signature

                                    (This proxy  should be dated,  signed by the
                                    stockholder(s)  exactly  as his or her  name
                                    appears hereon, and returned promptly in the
                                    enclosed  envelope.  Persons  signing  in  a
                                    fiduciary  capacity  should so indicate.  If
                                    shares  are  held  by  joint  tenants  or as
                                    community   property,    both   stockholders
                                    should sign.)